As filed with Securities and Exchange Commission on April 27, 2020.
File Nos. 333-223017
811-03859

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 3	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 4	[X]
(Check Appropriate Box or Boxes)

Variable Separate Account
(Exact Name of Registrant)
AMERICAN GENERAL LIFE INSURANCE COMPANY
(Name of Depositor)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (800) 871-2000
Manda Ghaferi, Esq.
American General Life Insurance Company
21650 Oxnard Street Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
□  immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on April 30, 2020 pursuant to paragraph (b) of Rule 485
□  60 days after filing pursuant to paragraph (a)(1) of Rule 485
□  on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Units of interest in Variable Separate Account of American General Life Insurance Company under variable annuity contracts.

Variable Separate Account
Cross Reference Sheet
Part A — Prospectus
Item Number in Form N-4		Caption
1.	Cover Page	Cover Page
2.	Definitions	Glossary
3.	Synopsis	Highlights; Fee Table; Maximum and Minimum Expense Examples; The Polaris Advisory Variable Annuity; Purchasing a Polaris Advisory Variable Annuity
4.	Condensed Financial Information	Appendix - Condensed Financial Information
5.	General Description of Registrant, Depositor and Portfolio Companies	Other Information; Investment Options
6.	Deductions	Fee Table; Expenses
7.	General Description of Variable Annuity Contracts	The Polaris Advisory Variable Annuity; Purchasing a Polaris Advisory Variable Annuity; Investment Options
8.	Annuity Period	Annuity Income Options
9.	Death Benefit	Death Benefits
10.	Purchases and Contract Value	Purchasing a Polaris Advisory Variable Annuity; Access to Your Money
11.	Redemptions	Access To Your Money
12.	Taxes	Taxes
13.	Legal Proceedings	Other Information
14.	Table of Contents of Statement of Additional Information	Contents of Statement of Additional Information

Part B — Statement of Additional Information
Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a “P” are made by reference to the captions in the Prospectus.
Item Number in Form N-4		Caption
15.	Cover Page	Cover Page
16.	Table of Contents	Table of Contents
17.	General Information and History	The Polaris Advisory Variable Annuity (P); Separate Account and the Company; General Account (P); Investment Options (P); Other Information (P)
18.	Services	Other Information (P); Financial Statements
19.	Purchase of Securities Being Offered	Purchasing a Polaris Advisory Variable Annuity (P)
20.	Underwriters	Distribution of Contracts; Other Information (P)
21.	Calculation of Performance Data	Performance Data
22.	Annuity Payments	Annuity Income Options (P); Annuity Income Payments; Annuity Unit Values
23.	Financial Statements	Other Information (P); Financial Statements
Part C
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED APRIL 30, 2020

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

Polaris Advisory Variable Annuity

This Rate Sheet Prospectus Supplement ("Rate Sheet Supplement") does not apply if you do not elect a living benefit feature.

This Rate Sheet Supplement provides the Income Credit Percentage, Maximum Annual Withdrawal Percentages and Protected Income Payment Percentages effective on or after April 30, 2020. This Rate Sheet Supplement must be used in conjunction with the Prospectus dated April 30, 2020. If you need another copy of the Prospectus, please call our Annuity Service Center at

(800)445-7862 or visit our website at www.aig.com/ProductProspectuses. All Rate Sheet Supplements are filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.

The rates and percentages listed below apply to applications signed on or after April 30, 2020. In order to get these terms, your application must be signed and in good order while this Rate Sheet Supplement is in effect. If you sign your application after this Rate Sheet Supplement is no longer in effect, you will receive the terms that are in effect on the date that your application is signed in good order. After your contract is issued, the percentages and terms listed below are guaranteed not to change for the life of your contract.

At least 10 days before we change the current terms for the next effective period, the new terms and effective period will be filed in a new Rate Sheet Supplement on EDGAR at www.sec.gov, file number 333-223017.

POLARIS INCOME PLUS FLEX

Income Credit Percentage

All references to the Income Credit Percentages are changed to:

5.25% (as a percentage of the Income Credit Base)

Maximum Annual Withdrawal Percentage and Protected Income Percentage Table

The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown:

Number of Covered Persons and Age of	Polaris Income Plus Flex	Polaris Income Plus Flex	Polaris Income Plus Flex
Covered Person(s) on the Activation Date(1)	Income Option 1	Income Option 2	Income Option 3
One Covered Person (Age 45 - 59)	3.50% / 3.00%(2)	3.50% / 3.00%(2)	2.75% / 2.75%
One Covered Person (Age 60 - 64)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%(3)	3.00% / 3.00%(3)	2.50% / 2.50%
Two Covered Persons (Age 60 - 64)	4.00% / 3.00%(3)	4.00% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%

(1)If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.

(2)If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person's 65th birthday.

(3)If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher

Anniversary Value on or after the younger Covered Person's 65th birthday.

POLARIS INCOME PLUS DAILY FLEX

Maximum Annual Withdrawal Percentage and Protected Income Percentage Table

The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown:

Number of Covered Persons and Age of	Polaris	Polaris	Polaris
	Income Plus Daily Flex	Income Plus Daily Flex	Income Plus Daily Flex
Covered Person(s) on the Activation Date(1)
	Income Option 1	Income Option 2	Income Option 3

One Covered Person (Age 45 - 59)	3.25% / 2.75%(2)	3.25% / 2.75%(2)	2.50% / 2.50%
One Covered Person (Age 60 - 64)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%(3)	2.75% / 2.75%(3)	2.25% / 2.25%
Two Covered Persons (Age 60 - 64)	3.75% / 2.75%(3)	3.75% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%

(1)If there are Two Covered Persons, the age on the Activation Date is based on the age of the younger of the Two Covered Persons.

(2)If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person's 65th birthday.

(3)If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person's 65th birthday.

Dated: April 30, 2020

Please keep this Supplement with your Prospectus

Prospectus
April 30, 2020
Flexible Premium Deferred Variable Annuity Contract
issued by Depositor
American General Life Insurance Company
in connection with
VARIABLE SEPARATE ACCOUNT
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Underlying Funds are part of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., PIMCO Variable Insurance Trust, Seasons Series Trust and SunAmerica Series Trust.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401k or 403b plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified plan itself. You should fully discuss this decision with your financial representative.
To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information (“SAI”) dated April 30, 2020. The SAI has been filed with the United States Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.
In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for portfolios available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by contacting (855) 421-2692 or visiting www.aig.com/annuities/GetMyPrintedReports and providing the 12-digit opt-in ID located above your mailing address. Your election to receive reports in paper will apply to all portfolios available under your contract.
Variable Annuities involve risks, including possible loss of principal, and are not a deposit or obligation of, or guaranteed or endorsed by, any bank. They are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Important Information About Living Benefits: If you elect a Living Benefit, you must allocate your money according to applicable investment requirements, which may limit your ability to grow contract value. If you do not plan on taking withdrawals, or you take any withdrawals prior to the Activation Date or take Excess Withdrawals after the Activation Date that could result in your contract value and Income Base reducing to zero, then electing a Living Benefit may not be appropriate for you because you are paying fees for a Living Benefit you may not use.
If you elected Polaris Income Plus Flex, there is an incentive if you wait 12 years before activating Lifetime Income. However, prior to activating Lifetime Income, if a withdrawal reduces contract value to zero, the contract will be terminated including any optional benefits and features. The longer you wait before activating Lifetime Income, the less time you will have to benefit from the guarantees of the Living Benefit due to decreasing life expectancy. Therefore, there is a likelihood that you will have paid for a benefit that does not result in maximizing payments under the benefit.
If you elect a Living Benefit, prior to activating Lifetime Income, any withdrawal that reduces the contract value to zero will terminate the contract including its optional Living Benefit features.
If you elect a Living Benefit, not all Underlying Funds are available as investment options. Please see “Are there investment requirements if I elect a Living Benefit?” under OPTIONAL LIVING BENEFITS for details. If you purchased your contract prior to April 30, 2020, please see Appendix F for applicable terms to your contract.
UNDERLYING FUNDS:	Managed by:
Franklin Allocation VIP Fund	Franklin Templeton Services, LLC
Franklin Income VIP Fund	Franklin Advisers, Inc.
Goldman Sachs VIT Government Money Market Fund§	Goldman Sachs Asset Management, L.P.
Invesco V.I. American Franchise Fund	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund	Invesco Advisers, Inc.
(Underlying Funds continued on next page)

UNDERLYING FUNDS:	Managed by:
Lord Abbett Growth and Income Portfolio	Lord, Abbett & Co. LLC
PIMCO Emerging Markets Bond Portfolio	Pacific Investment Management Company
PIMCO Total Return Portfolio§	Pacific Investment Management Company
SA AB Growth Portfolio	AllianceBernstein L.P.
SA AB Small & Mid Cap Value Portfolio	AllianceBernstein L.P.
SA Allocation Balanced Portfolio	SunAmerica Asset Management, LLC
SA Allocation Growth Portfolio	SunAmerica Asset Management, LLC
SA Allocation Moderate Growth Portfolio	SunAmerica Asset Management, LLC
SA Allocation Moderate Portfolio	SunAmerica Asset Management, LLC
SA American Funds Asset Allocation Portfolio	Capital Research and Management Company*
SA American Funds Global Growth Portfolio	Capital Research and Management Company*
SA American Funds Growth Portfolio	Capital Research and Management Company*
SA American Funds Growth-Income Portfolio	Capital Research and Management Company*
SA American Funds VCP Managed Allocation Portfolio§	Capital Research and Management Company*
SA BlackRock VCP Global Multi Asset Portfolio§	BlackRock Investment Management, LLC
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC
SA DFA Ultra Short Bond Portfolio§	Dimensional Fund Advisors LP
SA Dogs of Wall Street Portfolio	SunAmerica Asset Management, LLC
SA Emerging Markets Equity Index Portfolio	SunAmerica Asset Management, LLC
SA Federated Hermes Corporate Bond Portfolio1 §	Federated Investment Management Company
SA Fidelity Institutional AM® International Growth Portfolio	FIAM LLC
SA Fidelity Institutional AM® Real Estate Portfolio	FIAM LLC
SA Fixed Income Index Portfolio# §	SunAmerica Asset Management, LLC
SA Fixed Income Intermediate Index Portfolio# §	SunAmerica Asset Management, LLC
SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC
SA Franklin U.S. Equity Smart Beta Portfolio	Franklin Advisers, Inc.
SA Global Index Allocation 90/10 Portfolio	SunAmerica Asset Management, LLC
SA Global Index Allocation 75/25 Portfolio	SunAmerica Asset Management, LLC
SA Global Index Allocation 60/40 Portfolio	SunAmerica Asset Management, LLC
SA Goldman Sachs Global Bond Portfolio§	Goldman Sachs Asset Management International
SA Goldman Sachs Multi-Asset Insights Portfolio	Goldman Sachs Asset Management, L.P.
SA Index Allocation 60/40 Portfolio	SunAmerica Asset Management, LLC
SA Index Allocation 80/20 Portfolio	SunAmerica Asset Management, LLC
SA Index Allocation 90/10 Portfolio	SunAmerica Asset Management, LLC
SA International Index Portfolio#	SunAmerica Asset Management, LLC
SA Invesco Growth Opportunities Portfolio	Invesco Advisers, Inc.
SA Invesco VCP Equity-Income Portfolio§	Invesco Advisers, Inc.
SA Janus Focused Growth Portfolio	Janus Capital Management, LLC
SA JPMorgan Diversified Balanced Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Emerging Markets Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Equity-Income Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan Global Equities Portfolio	J.P. Morgan Investment Management Inc.
SA JPMorgan MFS Core Bond Portfolio§	J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company
SA JPMorgan Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc.
SA Large Cap Growth Index Portfolio	SunAmerica Asset Management, LLC
SA Large Cap Index Portfolio#	SunAmerica Asset Management, LLC
SA Large Cap Value Index Portfolio	SunAmerica Asset Management, LLC
SA Legg Mason BW Large Cap Value Portfolio	Brandywine Global Investment Management, LLC
SA Legg Mason Tactical Opportunities Portfolio#	QS Investors, LLC
SA MFS Blue Chip Growth Portfolio	Massachusetts Financial Services Company
SA MFS Massachusetts Investors Trust Portfolio	Massachusetts Financial Services Company
SA MFS Total Return Portfolio#	Massachusetts Financial Services Company
SA Mid Cap Index Portfolio#	SunAmerica Asset Management, LLC
SA Morgan Stanley International Equities Portfolio#	Morgan Stanley Investment Management Inc.
SA Oppenheimer Main Street Large Cap Portfolio	Invesco Advisers, Inc.[2]
SA PGI Asset Allocation Portfolio	Principal Global Investors, LLC
SA PIMCO VCP Tactical Balanced Portfolio§	Pacific Investment Management Company LLC
SA PineBridge High-Yield Bond Portfolio	PineBridge Investments LLC
SA Putnam Asset Allocation Diversified Growth Portfolio	Putnam Investment Management, LLC
SA Putnam International Growth and Income Portfolio	Putnam Investment Management, LLC
SA Schroders VCP Global Allocation Portfolio§	Schroder Investment Management North America Inc.
SA Small Cap Index Portfolio#	SunAmerica Asset Management, LLC
2

UNDERLYING FUNDS:	Managed by:
SA Templeton Foreign Value Portfolio	Templeton Investment Counsel, LLC
SA T. Rowe Price Asset Allocation Growth Portfolio#	T. Rowe Price Associates, Inc.
SA T. Rowe Price VCP Balanced Portfolio§	T. Rowe Price Associates, Inc.
SA VCP Dynamic Allocation Portfolio§	SunAmerica Asset Management, LLC and AllianceBernstein L.P.
SA VCP Dynamic Strategy Portfolio§	SunAmerica Asset Management, LLC and AllianceBernstein L.P.
SA VCP Index Allocation Portfolio# §	SunAmerica Asset Management, LLC and T. Rowe Price Associates, Inc.
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP
SA Wellington Government and Quality Bond Portfolio§	Wellington Management Company LLP
SA Wellington Real Return Portfolio§	Wellington Management Company LLP
SA Wellington Strategic Multi-Asset Portfolio	Wellington Management Company LLP
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated
[1]	On April 30, 2020, SA Federated Corporate Bond Portfolio changed its name to SA Federated Hermes Corporate Bond Portfolio.
[2]	On May 24, 2019, the investment manager changed from OppenheimerFunds, Inc. to Invesco Advisers, Inc.
*	Capital Research and Management Company manages the corresponding Master Fund (defined under GLOSSARY below) in which the Underlying Fund invests. The investment advisor of the Feeder Funds is SAAMCo.
#	Please note that not all of these Underlying Funds may be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability and additional restrictions.
§	These Underlying Funds are available investment options for the Polaris Income Plus Flex Living Benefit.
3

4

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to American General Life Insurance Company ("AGL"). The term “we,” “us” and “our” are also used to identify the issuing Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Feeder Funds - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: SA American Funds Global Growth, SA American Funds Growth, SA American Funds Growth-Income, SA American Funds Asset Allocation, and SA American Funds VCP Managed Allocation Variable Portfolios.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
Fund-of-Funds - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 95th birthday.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Master Funds - Funds of the American Funds Insurance Series in which the Feeder Funds invest.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - $1,000,000.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Secure Value Account - A Fixed Account, available only with election of certain Living Benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Anchor Series Trust, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., PIMCO Variable Insurance Trust, Seasons Series Trust, and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

5

Highlights

The Polaris Advisory Variable Annuity is a contract between you and the Company that is designed for those who have hired an investment advisor to provide investment advice for a fee. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.
Free Look: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state). You will receive whatever your contract is worth on the day that we receive your request if received before Market Close. If the free look request is received after Market Close, you will receive whatever your contract is worth as of the close of the next NYSE business day. The amount refunded may be more or less than your original Purchase Payments. We will return your original Purchase Payments if required by law. Please see FREE LOOK in the prospectus.
Expenses: There are fees and charges associated with the contract. We deduct separate account charges which equal 0.40% annually of the average daily value of your contract allocated to the Variable Portfolios. If you elect certain optional features, we may charge additional fees. There are investment management fees and other expenses of the Underlying Funds on amounts invested in the Variable Portfolios. Your investment advisor may charge a fee for advice provided. The fee charged by your investment advisor is separate from and in addition to the fees and charges detailed in this prospectus and is covered by a separate agreement between you and your investment advisor. Please see the FEE TABLE, PURCHASING A POLARIS ADVISORY VARIABLE ANNUITY and EXPENSES in the prospectus.
Access to Your Money: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A 10% federal tax penalty may apply if you make withdrawals before age 59½. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.
Optional Living Benefits: You may elect one of the optional Living Benefits available under your contract for an additional fee. These Living Benefits are designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live. Electing an optional Living Benefit will require you to invest in accordance with certain investment requirements. Investing within these requirements may potentially limit the performance of your investment and may also reduce the likelihood that you will need to rely on the protection offered by these benefits.
You should consider the impact of Excess Withdrawals on the Living Benefit you elect. Withdrawals in excess of the allowable amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable. Please see OPTIONAL LIVING BENEFITS in the prospectus.
Death Benefit: A Contract Value death benefit is included for no additional fee and in addition, an election of either a Return of Purchase Payment or Maximum Anniversary Value death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.
Annuity Income Options: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. Please see ANNUITY INCOME OPTIONS in the prospectus.
Inquiries: If you have questions about your contract, call your investment advisor or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). Please see ALLOCATION OF PURCHASE PAYMENTS in the prospectus for the address to which you must send Purchase Payments.
All material state variations are described in Appendix E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

6

The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs and investment options offered at different fees and expenses. When working with your investment advisor to determine the best product to meet your needs, you should consider among other things, whether the features of this contract and the related fees provide the most appropriate package to help you meet your retirement savings goals.
If you would like information regarding how money is shared among our business partners, including broker-dealers through which you may purchase a variable annuity and received from certain investment advisors of the Underlying Funds, please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the contract, as well as the risks of investing.
7

Fee Table FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 9, 2019

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[2]	3.5%
The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Separate Account Charges[3] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.40%
Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Return of Purchase Payment	0.15%
Maximum Anniversary Value	0.40%
Living Benefits4
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus Flex
Polaris Income Plus Daily Flex
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.25%	2.50%
Two Covered Persons	1.25%	2.50%

Lifetime Income Option Change Fee[6]	0.25%

Total Annual Portfolio Operating Expenses (as of December 31, 2019)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract.More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[7]	Maximum[8]
Expenses charged by Underlying Funds of the Trusts that you may pay periodically during the time that you own the contract. Expenses include management fees and other expense.	0.21%	1.73%
Footnotes to the Fee Table:
1  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
3  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 0.40%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.40% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
4  The fee is calculated as a percentage of the Income Base which determines the basis for the guaranteed benefit. The annual fee is deducted from contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.
8

5  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.  Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX FEE.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
6  If you elect Polaris Income Plus Flex or Polaris Income Plus Daily Flex and you change your Income Option on the Activation Date, the Lifetime Income Option Change Fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot exceed the Maximum Annual Fee shown in the Fee Table.
7  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.18% after the waiver. If the fee waiver was reflected in the minimum expense, the expense would be 0.18%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
8  The maximum expense is for an American Funds SAST Master-Feeder Underlying Fund, as of its fiscal year ended December 31, 2019. SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.75% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. If the fee waiver was reflected in the maximum expense, the expense would be 0.98%. This fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver.
9

Fee Table FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Please see EXPENSES in the prospectus for important information about these fees and charges.
The first table describes the fees and expenses that you pay at the time you surrender the contract or make transfers between investment options.
Contract Owner Transaction Expenses

Transfer Fee[1] (Per transfer after 15 transfers in any contract year)	$25
Premium Tax[2]	3.5%
The following tables describe the fees and expenses you will pay periodically during the time that you own the contract, not including Portfolio Operating Expenses.
Contract Owner Annual Expenses

Separate Account Charges[3] (Deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.40%
Optional Feature Expenses

If an optional feature is elected the following additional fees are deducted annually.

Death Benefits
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Return of Purchase Payment	0.15%
Maximum Anniversary Value	0.40%
Living Benefits4
(calculated as percentage of the Income Base and deducted from the contract value)
Polaris Income Plus
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.00%	2.50%
Two Covered Persons	1.25%	2.50%
Polaris Income Plus Daily
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.15%	2.50%
Two Covered Persons	1.35%	2.50%
Polaris Income Plus Flex
Polaris Income Plus Daily Flex
(Polaris Income Plus Flex and Polaris Income Plus Daily Flex became available in certain states on or after May 1, 2019)
	Initial Fee[5]	Maximum Fee[5]
One Covered Person	1.25%	2.50%
Two Covered Persons	1.25%	2.50%

Lifetime Income Option Change Fee[6]	0.25%

Total Annual Portfolio Operating Expenses (as of December 31, 2019)

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements that you may pay periodically during the time that you own the contract.More detail about the Underlying Funds’ expenses is contained in the prospectus for each Trust.
	Minimum[7]	Maximum[8]
Expenses charged by Underlying Funds of the Trusts that you may pay periodically during the time that you own the contract. Expenses include management fees and other expense.	0.21%	1.73%
10

Footnotes to the Fee Table:
1  In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
2  If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.
3  Separate Account Charge: If you do not elect any optional features, your total separate account annual expenses would be 0.40%.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.40% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
4  The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below. If you purchased your contract prior to April 30, 2020, please see APPENDIX F- LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020 for a description of the Living Benefit you may have elected.
5  The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*	The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). For Polaris Income Plus Flex and Polaris Income Plus Daily Flex only, if you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625%[(0.40% + 0.25%)/4] for the first Benefit Quarter immediately following the Activation Date.
6  If you elect Polaris Income Plus Flex or Polaris Income Plus Daily Flex and you change your Income Option on the Activation Date, the Lifetime Income Option Change Fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot exceed the Maximum Annual Fee shown in the Fee Table.
7  The minimum expense is for an Underlying Fund of Goldman Sachs Variable Insurance Trust as of its fiscal year ended December 31, 2019. There is a contractual agreement with Goldman Sachs Variable Insurance Trust under which it will waive 0.03% of its fee and the fee is 0.18% after the waiver. If the fee waiver was reflected in the minimum expense, the expense would be 0.18%. The contractual agreement with Goldman Sachs Variable Insurance Trust will continue until at least April 30, 2021 and may not be terminated prior to that date without the approval of the Goldman Sachs Variable Insurance Trust Board of Trustees.
8  The maximum expense is for an American Funds SAST Master-Feeder Underlying Fund, as of its fiscal year ended December 31, 2019. SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.75% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. If the fee waiver was reflected in the maximum expense, the expense would be 0.98%. This fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver.
11

Maximum and Minimum Expense Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, separate account annual expenses, available optional feature fees and Underlying Fund expenses. The purpose of the expense examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The expense examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses.
Example Assumptions
The expense examples below assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. The expense examples also assume that no transfer fees were imposed. Premium taxes may apply in certain states; however, they are not reflected in the expense examples.
The first Maximum Expense Example reflects the highest possible combination of charges for any version of the contract since inception. The second Maximum Expense Example reflects the highest possible combination of charges for the current offering of the contract. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.
Maximum Expense Examples
(assuming separate account annual expenses of 0.80% (including the optional Maximum Anniversary Value death benefit feature), the optional Polaris Income Plus Daily feature (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.50% for remaining years) and investment in an Underlying Fund with total expenses of 1.73%)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$390	$1,407	$2,423	$4,962
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$390	$1,407	$2,423	$4,962
Minimum Expense Examples
(assuming minimum separate account annual expenses of 0.40%, no election of optional features and investment in an Underlying Fund with total expenses of 0.21%*)

(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$59	$192	$337	$759
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$59	$192	$337	$759

Maximum Expense Examples
(assuming separate account annual expenses of 0.80% (including the optional Maximum Anniversary Value death benefit feature), the optional Polaris Income Plus Daily Flex feature (for the first year calculated at the initial annual fee rate of 1.25% and at the maximum annual fee rate of 2.50% for remaining years) and investment in an Underlying Fund with total expenses of 1.73%)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$380	$1,398	$2,416	$4,956
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$380	$1,398	$2,416	$4,956
Minimum Expense Examples
(assuming minimum separate account annual expenses of 0.40%, no election of optional features and investment in an Underlying Fund with total expenses of 0.21%*)

(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$59	$192	$337	$759
(2)	If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$59	$192	$337	$759

12

Additional Expense Example Information
1.	If you elected the optional Return of Purchase Payment death benefit or the Contract Value death benefit, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base which is used to calculate the Polaris Income Plus Daily fee equals contract value, that no withdrawals are taken during the stated period, there are two Covered Persons and that the annual maximum fee rate of 2.50% has been reached after the first year.
2.	If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS below.
*	The 1 year Minimum Expense Example reflects the Goldman Sachs Variable Insurance Trust 0.03% fee waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
CONDENSED FINANCIAL INFORMATION APPEARS IN THE APPENDIX A – CONDENSED FINANCIAL INFORMATION OF THIS PROSPECTUS.
13

The Polaris ADVISORY
Variable Annuity

You should fully discuss all of the benefits and risks of this variable annuity with your investment advisor prior to purchase.
This variable annuity was developed to help you plan for your retirement. It has two phases:
Accumulation Phase: In the Accumulation Phase, the variable annuity can help you build assets on a tax-deferred basis.
Income Phase: In the Income Phase, the variable annuity can provide you with guaranteed income through annuity income payments.
This variable annuity provides insurance features and benefits, which may be valuable to you:
Optional Living Benefit: For a fee, you may elect an optional Living Benefit that is designed to help you create a guaranteed income stream that may last as long as you live.
Death Benefit: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.
Guaranteed Income: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select. Alternatively, you may elect an optional Living Benefit that is designed to help you create a guaranteed income stream that may last as long as you live.
Tax Deferral*: You do not pay taxes on your earnings from the contract until you withdraw them.
*	If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401(k) or 403(b) plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your investment advisor.
The contract is called a “variable” annuity because it allows you to invest in Variable Portfolios. The amount of money you can accumulate in your contract depends on the investment option you choose:
Variable Portfolios: You may invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in Variable Portfolios.
Fixed Accounts: Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company.
For more information on available Variable Portfolio and Fixed Account investment options under this contract, please see INVESTMENT OPTIONS.

Purchasing a Polaris ADVISORY
Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.
Maximum Issue Age
We will not issue a contract to anyone age 86 or older on the contract issue date. The age requirements may vary depending on your election of an optional death benefit or other available optional feature:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
85	80*	80
*	If a second Covered Person is added or if one of the original Covered Persons is changed to a different Covered person, the second Covered Person must meet the above age requirements at the time of addition. Please see OPTIONAL LIVING BENEFITS.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to spouses under state law.
Non-Spouse
In certain states, we may issue the contract to non-spousal joint owners. Non-spousal joint Owners and Domestic Partners should consult with their tax adviser and/or investment advisor as, they may not be able to fully benefit from certain benefits and features of the contract such as the optional Living Benefits, if applicable, and spousal continuation of the death benefit.
Please see the Appendix E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.
14

Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.
At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•	Estate planning,
•	Tax consequences, and
•	The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•	Your rights and those of any other person with rights under this contract will be subject to the assignment.
•	We are not responsible for the validity, tax or other legal consequences of any assignment.
•	An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see Appendix E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center.
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
Minimum Initial Purchase Payment(1)	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
$25,000	$500	$100
(1)	If you purchased your contract through certain broker-dealers, the minimum initial Purchase Payment may be higher than the amounts shown in this table.
Purchase Payment Restrictions
We will not allow anyone age 86 or older to add subsequent Purchase Payments after the contract issue date. The attained age restrictions to add subsequent Purchase Payments may vary depending on your election of an optional Living Benefit or optional death benefit as follows:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
86	81	81
We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice and restrict allowance of Purchase Payment(s) based on age as shown above and election of optional benefit(s).
We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•	For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
•	Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or The United States Life Insurance Company in the City of New York (“US Life”) to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.
Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
15

Regular Mail:
Purchase Payments submitted by check must be sent to the Annuity Service Center at the following address:
American General Life Insurance Company
Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330
Express Delivery:
Overnight deliveries of Purchase Payments can only be accepted at the following address:
American General Life Insurance Company
Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750
Electronic Transmission:
We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.
Agent of Company:
We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.
You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your investment advisor to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments. We reserve the right to modify, suspend or terminate the Automatic Payment Plan at any time should subsequent Purchase Payments no longer be accepted and will notify you prior to exercising that right.
Purchase Payment Pricing Date
We allocate your Purchase Payment as of the date such Purchase Payment is priced.
•	An initial Purchase Payment is received by us in Good Order before Market Close, the Purchase Payment will be priced within two NYSE business days after it is received.
If the Purchase Payment is received in Good Order after Market Close, the Purchase Payment will be priced within two NYSE business days after the next NYSE business day. We allocate your initial Purchase Payment as of the date such Purchase Payment is priced. If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds from.
Allocation Instructions
Any subsequent Purchase Payment will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the subsequent Purchase Payment is received in Good Order after Market Close, it will be priced as of the next NYSE business day. We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file. Please see INVESTMENT OPTIONS.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.	dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.	multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
16

Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.
Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your investment advisor.
To cancel, mail the contract along with your written free look request to:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570.
If you decide to cancel your contract during the free look period we will refund the following:
•	The value of your contract on the day we receive your request in Good Order if received before Market Close.
•	The value of your contract on the next NYSE business day, if the free look request is received after Market Close.
IRA and State Free Look Restrictions
Certain states require us to return your Purchase Payments upon a free look request. Contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of:
(1)	Purchase Payments; or
(2)	the value of your contract on the day we receive your request in Good Order.
With respect to these contracts, we reserve the right to invest your money in a money market portfolio during the free look period. We will allocate your money according to your instructions at the end of the applicable free look period.
Please see your contract and Appendix E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for information about the free look period in your state.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.
Important Information for Military Servicemembers
If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing.
•	Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers’ Group Life Insurance program (also referred to as “SGLI”).
More details may be obtained on-line at the following website: www.insurance.va.gov.
•	This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract.
•	No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

Investment Options

You may allocate purchase payments using one or a combination of the investment options and fixed accounts, as may be available under your contract:
•	Variable Portfolios
•	Fixed Accounts
•	Dollar Cost Averaging Fixed Account
•	Secure Value Account (optional Living Benefit only)
If you elect an optional Living Benefit, not all investment options may be available and you must allocate your purchase payments in accordance with the applicable investment requirements. Please see Investment and Rebalancing Requirements in the OPTIONAL LIVING BENEFITS section. If you purchased your contract prior to April 30, 2020, please see Appendix F for applicable terms regarding your investment options.
17

Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. All Variable Portfolios may not be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability.
Like mutual funds, variable portfolios have different investment objectives and performance. These Variable Portfolios fall within one of the following asset classes:
Asset Allocation	Cash
Bond	Stock
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this Contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same investment advisor or subadvisor.
You can gain or lose money if you invest in these Variable Portfolios. You are responsible for allocating Purchase Payments to the Variable Portfolios as appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports.
We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your investment advisor regarding which of these Variable Portfolios are appropriate for your risk tolerance.
You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Fund-of-Funds
Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds or Master-Feeder Funds, as described below. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.
Master-Feeder Funds
Under the Master-Feeder Funds structure, the Feeder Funds do not buy individual securities directly. Rather, each Feeder Fund invests all of its investment assets in a corresponding Master Fund, which invests directly in individual securities.
Under the Master-Feeder structure, you will pay higher fees and expenses than if you invested in an Underlying Fund that invests directly in the same individual securities as the Master Fund. We offer other variable annuity contracts which include Variable Portfolios that invest directly in the Master Funds without investing through a Feeder Fund and they currently assess lower fees and expenses than the Master-Feeder Funds.
Each Feeder Fund may withdraw all its assets from a Master Fund if the Board of Directors (“Board”) of the Feeder Fund determines that it is in the best interest of the Feeder Fund and its shareholders to do so.
18

Volatility Control Funds
Certain Underlying Funds advised by our affiliate employ risk management strategies that are intended to control the Underlying Funds’ overall volatility and to reduce the downside exposure of the Underlying Funds during significant market downturns. Conversely, these Variable Portfolios could limit the upside participation of these Underlying Funds in rising equity markets relative to other Underlying Funds.
These risk management techniques help us to manage our financial risks associated with guarantees, like the living and death benefits because this managed volatility strategy reduces the incidence of extreme outcomes including the probability of large gains or losses.
Trusts
We offer Underlying Funds of affiliated and unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
Unaffiliated Trusts
We offer Underlying Funds of the following unaffiliated Trusts:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) — Series I Shares
Invesco Advisers, Inc. is the investment advisor to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (“AVIF”).
Franklin Templeton Variable Insurance Products Trust — Class 1 Shares
Franklin Advisers, Inc. is the investment advisor to Franklin Templeton Variable Insurance Products Trust (“FTVIPT”).
Franklin Allocation VIP Fund is structured as a Fund-of-Funds. The administrator for the Franklin Allocation VIP Fund is Franklin Templeton Services, LLC. Franklin Templeton Services, LLC may receive assistance from Franklin Advisers, Inc. in monitoring the Underlying Funds and the Franklin Allocation VIP Fund’s investment in the Underlying Funds. Each Underlying Fund of the Franklin Allocation VIP Fund has its own investment advisor.
Goldman Sachs Variable Insurance Trust — Class Institutional Shares
Goldman Sachs Asset Management, L.P. is the investment advisor to Goldman Sachs Variable Insurance Trust (“GST”).
Lord Abbett Series Fund, Inc. — Class VC Shares
Lord, Abbett & Co. LLC is the investment advisor to Lord Abbett Series Fund, Inc. (“LASF”).
PIMCO Variable Insurance Trust — Class 1 Shares
Pacific Investment Management Company LLC is the investment advisor to PIMCO Variable Insurance Trust (“PVIT”).
Affiliated Trusts
We offer Underlying Funds of the following affiliated Trusts:
SAAMCO MANAGED TRUSTS
We offer Underlying Funds of the Anchor Series Trust, Seasons Series Trust and SunAmerica Series Trust (the “SAAMCo Managed Trusts”) at least in part because they are managed by SunAmerica Asset Management, LLC (“SAAMCo”), an affiliate of the Company. SAAMCo engages subadvisors to provide investment advice for certain Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.
Anchor Series Trust — Class 1 Shares
SAAMCo is the investment advisor and various managers are the subadvisor to Anchor Series Trust (“AST”).
Seasons Series Trust — Class 1 Shares
SAAMCo is the investment advisor and various managers are subadvisors to Seasons Series Trust (“SST”).
SunAmerica Series Trust — Class 1 Shares
SAAMCo is the investment advisor and various managers are the subadvisors to SunAmerica Series Trust (“SAST”).
SAST also offers Master-Feeder Funds, the SA VCP Dynamic Allocation Portfolio, the SA VCP Dynamic Strategy Portfolio, and Volatility Control Funds.
SAST Master-Feeder Funds
Capital Research and Management Company is the investment advisor of the Master Fund in which the Feeder Funds invest. SAAMCo is the investment advisor to the Feeder Funds.
19

All of the Feeder Fund assets are invested in a corresponding Master Fund of American Funds Insurance Series (“AFIS”), which invests directly in individual securities.
If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment advisor to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. Please see the SunAmerica Series Trust prospectus and Statement of Additional Information for more discussion of the Master-Feeder structure.
SA VCP Dynamic Allocation Portfolio and
SA VCP Dynamic Strategy Portfolio
SAAMCo is the investment advisor of the SA VCP Dynamic Allocation Portfolio (the “Dynamic Allocation Portfolio”) and Dynamic Strategy Portfolio (“Dynamic Strategy Portfolio”). AllianceBernstein L.P. is the subadvisor (the “Subadvisor”) of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.
The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees like the living and death benefits. This risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. Please see the SunAmerica Series Trust prospectus and Statement of Additional Information for details.
SA American Funds VCP Managed Allocation Portfolio
SA BlackRock VCP Global Multi Asset Portfolio
SA Invesco VCP Equity-Income Portfolio
SA PIMCO VCP Tactical Balanced Portfolio
SA Schroders VCP Global Allocation Portfolio
SA T. Rowe Price VCP Balanced Portfolio
SA VCP Index Allocation Portfolio
The Variable Portfolios listed above each utilize a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees provided by the Living Benefits under the contract. As stated above, this risk management strategy could limit the upside participation in strong, increasing markets as compared to a portfolio without such a strategy. Please see the applicable prospectuses and Statements of Additional Information of the SunAmerica Series Trust and the American Funds Insurance Series Master Fund for details.
You should read the prospectuses for the Trusts carefully. These prospectuses contain detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors. You may obtain a copy of these prospectuses for the Trusts by calling our Annuity Service Center at (800) 445-7862 or by visiting our website at aig.onlineprospectus.net/AIG/ProductDocuments. You may also obtain information about the Underlying Funds (including a copy of the Statement of Additional Information) by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Please see next page for available Variable Portfolios which are grouped by asset class and listed alphabetically.
20

ASSET ALLOCATION
Underlying Funds	Managed by:	Trust
Franklin Allocation VIP Fund[1]	Franklin Templeton Services, LLC	FTVIPT
Franklin Income VIP Fund	Franklin Advisers, Inc.	FTVIPT
SA Allocation Balanced Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA Allocation Growth Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA Allocation Moderate Growth Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA Allocation Moderate Portfolio[1]	SunAmerica Asset Management, LLC	SST
SA American Funds Asset Allocation Portfolio[2]	Capital Research and Management Company	SAST
SA Global Index Allocation 60/40 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Global Index Allocation 75/25 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Global Index Allocation 90/10 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Goldman Sachs Multi-Asset Insights Portfolio	Goldman Sachs Asset Management, L.P.	SAST
SA Index Allocation 60/40 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Index Allocation 80/20 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA Index Allocation 90/10 Portfolio[1]	SunAmerica Asset Management, LLC	SAST
SA JPMorgan Diversified Balanced Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA Legg Mason Tactical Opportunities Portfolio	QS Investors, LLC	SAST
SA MFS Total Return Portfolio[3]	Massachusetts Financial Services Company	SAST
SA PGI Asset Allocation Portfolio	Principal Global Investors, LLC	AST
SA Putnam Asset Allocation Diversified Growth Portfolio	Putnam Investment Management, LLC	SST
SA T. Rowe Price Asset Allocation Growth Portfolio	T. Rowe Price Associates, Inc.	SAST
SA Wellington Strategic Multi-Asset Portfolio	Wellington Management Company LLP	AST
[1]	This Underlying Fund is a Fund-of-Funds.
[2]	This Underlying Fund is a Master-Feeder fund.
[3]	SA MFS Total Return is an equity fund seeking reasonable current income, long term capital growth and conservation of capital.
BOND
Underlying Funds	Managed by:	Trust
PIMCO Emerging Markets Bond Portfolio	Pacific Investment Management Company LLC	PVIT
PIMCO Total Return Portfolio	Pacific Investment Management Company LLC	PVIT
SA DFA Ultra Short Bond Portfolio	Dimensional Fund Advisors LP	SAST
SA Federated Hermes Corporate Bond Portfolio	Federated Investment Management Company	SAST
SA Fixed Income Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Fixed Income Intermediate Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Goldman Sachs Global Bond Portfolio	Goldman Sachs Asset Management International	SAST
SA JPMorgan MFS Core Bond Portfolio	J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	SAST
SA PineBridge High-Yield Bond Portfolio	PineBridge Investments LLC	SAST
SA Wellington Government and Quality Bond Portfolio	Wellington Management Company LLP	AST
SA Wellington Real Return Portfolio	Wellington Management Company LLP	SST
CASH
Underlying Funds	Managed by:	Trust
Goldman Sachs VIT Government Money Market Fund	Goldman Sachs Asset Management, L.P.	GST
STOCK
Underlying Funds	Managed by:	Trust
Invesco V.I. American Franchise Fund[4]	Invesco Advisers, Inc.	AVIF
Invesco V.I. Comstock Fund[4]	Invesco Advisers, Inc.	AVIF
Invesco V.I. Growth and Income Fund	Invesco Advisers, Inc.	AVIF
Lord Abbett Growth and Income Portfolio	Lord, Abbett & Co. LLC	LASF
SA AB Growth Portfolio	AllianceBernstein L.P.	SAST
SA AB Small & Mid Cap Value Portfolio	AllianceBernstein L.P.	SAST
SA American Funds Global Growth Portfolio[5]	Capital Research and Management Company	SAST
SA American Funds Growth Portfolio[5]	Capital Research and Management Company	SAST
SA American Funds Growth-Income Portfolio[5]	Capital Research and Management Company	SAST
SA Columbia Technology Portfolio	Columbia Management Investment Advisers, LLC	SAST
SA Dogs of Wall Street Portfolio[4]	SunAmerica Asset Management, LLC	SAST
SA Emerging Markets Equity Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Fidelity Institutional AM® International Growth	FIAM LLC	SAST
SA Fidelity Institutional AM® Real Estate Portfolio	FIAM LLC	SAST
SA Franklin Small Company Value Portfolio	Franklin Mutual Advisers, LLC	SAST
21

Underlying Funds	Managed by:	Trust
SA Franklin U.S. Equity Smart Beta Portfolio	Franklin Advisers, Inc.	SAST
SA International Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Invesco Growth Opportunities Portfolio	Invesco Advisers, Inc.	SAST
SA Janus Focused Growth Portfolio	Janus Capital Management, LLC	SAST
SA JPMorgan Emerging Markets Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Equity-Income Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Global Equities Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA JPMorgan Mid-Cap Growth Portfolio	J.P. Morgan Investment Management Inc.	SAST
SA Large Cap Growth Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Large Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Large Cap Value Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Legg Mason BW Large Cap Value Portfolio	Brandywine Global Investment Management, LLC	SAST
SA MFS Blue Chip Growth Portfolio	Massachusetts Financial Services Company	SAST
SA MFS Massachusetts Investors Trust Portfolio[4]	Massachusetts Financial Services Company	SAST
SA Mid Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Morgan Stanley International Equities Portfolio	Morgan Stanley Investment Management Inc.	SAST
SA Oppenheimer Main Street Large Cap Portfolio	Invesco Advisers, Inc.	SAST
SA Putnam International Growth and Income Portfolio	Putnam Investment Management, LLC	SAST
SA Small Cap Index Portfolio	SunAmerica Asset Management, LLC	SAST
SA Templeton Foreign Value Portfolio	Templeton Investment Counsel, LLC	SAST
SA Wellington Capital Appreciation Portfolio	Wellington Management Company LLP	AST
SA WellsCap Aggressive Growth Portfolio	Wells Capital Management Incorporated	SAST
[4]	Invesco V.I. American Franchise Fund is an equity fund seeking capital growth. Invesco V.I. Comstock Fund is an equity fund seeking capital growth and income. SA Dogs of Wall Street is an equity fund seeking total return including capital appreciation and current income. SA MFS Massachusetts Investors Trust is an equity fund seeking reasonable current income and long-term growth of capital and income.
[5]	This Underlying Fund is also a Master-Feeder fund.
VOLATILITY CONTROL FUNDS
Underlying Funds	Managed by:	Trust
SA American Funds VCP Managed Allocation Portfolio[5,6]	Capital Research and Management Company	SAST
SA BlackRock VCP Global Multi Asset Portfolio[6]	BlackRock Investment Management, LLC	SAST
SA Invesco VCP Equity-Income Portfolio	Invesco Advisers, Inc.	SAST
SA PIMCO VCP Tactical Balanced Portfolio	Pacific Investment Management Company LLC	SAST
SA Schroders VCP Global Allocation Portfolio	Schroder Investment Management North America	SAST
SA T. Rowe Price VCP Balanced Portfolio	T. Rowe Price Associates, Inc.	SAST
SA VCP Dynamic Allocation Portfolio[6]	SunAmerica Asset Management, LLC and AllianceBernstein L.P.	SAST
SA VCP Dynamic Strategy Portfolio[6]	SunAmerica Asset Management, LLC and AllianceBernstein L.P.	SAST
SA VCP Index Allocation Portfolio[6]	SunAmerica Asset Management, LLC and T. Rowe Price Associates, Inc.	SAST
[5]	This Underlying Fund is also a Master-Feeder fund.
[6]	A portion of this Underlying Fund is a Fund-of-Funds.
22

Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Your contract may offer a Fixed Account for a guaranteed period. Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed accounts other than Dollar Cost Averaging fixed account options (as described below), we will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your investment advisor.
Please check with your investment advisor regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires.
With each category of interest rate, your money may be credited a different rate as follows:
•	Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
•	Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
•	Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Transfers/Withdrawals from Fixed Accounts
There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your investment advisor about the current availability of this service.
Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your investment advisor regarding the availability of Fixed Accounts.
Secure Value Account
If you elect a Living Benefit, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with the election of a Living Benefit and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. Please see “Are there investment requirements if I elect a Living Benefit?” under OPTIONAL LIVING BENEFITS. Allocations to the
23

Secure Value Account are obligations of the General Account. Please see GENERAL ACCOUNT below.
Dollar Cost Averaging Fixed Accounts
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
•	The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•	You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•	Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•	Fixed Accounts are not available as target accounts for the DCA Program.
•	Transfers occur on a monthly periodic schedule.
•	The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.
•	Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.
Allocation of Subsequent Purchase Payments to DCA Program
If you have not elected an optional Living Benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and
24

we will transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•	You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•	At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•	Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.
Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise.
Mandatory Rebalancing with Election of a Living Benefit
If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. Please see OPTIONAL LIVING BENEFITS below.
Automatic asset rebalancing will continue if it is a requirement of an optional Living Benefit that remains in effect pursuant to your Spousal Beneficiary’s election of Spousal Continuation.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•	Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•	You must transfer at least $100 per transfer.
•	If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.
Telephone:
(800) 445-7862
Internet:
www.aig.com/annuities
United States Postal Service (first-class mail):
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Facsimile:
(818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center at the above address.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
25

Please see Appendix E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 6-months. The 5th transfer in a 6-month look-back period (“6-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•	While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
•	Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•	All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.
•	Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•	We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
Example
For example, if you made a transfer on August 19, 2020 and within the previous six months (from February 20, 2020 forward) you made 5 transfers including the August 19th transfer, then all transfers made for six months after August 19, 2020 must be submitted by U.S. Mail (from August 20, 2020 through February 20, 2021).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.	impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.	impose minimum holding periods;
3.	reject any Purchase Payment or transfer request;
4.	terminate your transfer privileges; and/or
5.	request that you surrender your contract.
We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
26

Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
•	the number of transfers made in a defined period;
•	the dollar amount of the transfer;
•	the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•	the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•	whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•	the history of transfer activity in the contract or in other contracts we may offer; and/or
•	other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.
Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•	We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•	We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.
Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
27

Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
•	Partial Withdrawal,
•	Systematic Withdrawal,
•	Total Withdrawal (also known as surrender), or
•	Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Due to the passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, the 10% IRS penalty tax for withdrawals made prior to age 59½ will be waived for qualifying coronavirus related distributions taken from a Qualified plan or IRA from January 1, 2020 through December 31, 2020. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)	The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)	The total contract value must be at least $2,500 after a withdrawal.
Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
If you elected an optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. Please see OPTIONAL LIVING BENEFITS below.
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center
P.O. Box 15570
Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Optional Living Benefit Withdrawals
Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested. If you have elected an optional Living Benefit and if you take a withdrawal on or after the Activation Date that exceeds the Maximum Annual Withdrawal Amount, the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount will be
28

treated as an Excess Withdrawal for purposes of calculating your Income Base, Income Credit Base, if applicable, and future income payments.
Please see “What are the effects of withdrawals on Polaris Income PlusFlex?” and “What are the effects of withdrawals on Polaris Income Plus DailyFlex?” under OPTIONAL LIVING BENEFITS below.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available. Please contact our Annuity Service Center which can provide the necessary enrollment forms.
If you elect a Living Benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program on or after the Activation Date, you must request withdrawals on the appropriate Living Benefit enrollment form. The Systematic Withdrawal Program may not be established before the Activation Date. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a Living Benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawal(s) within the same contract year and may permanently reduce future guaranteed withdrawal amounts. If you must take Required Minimum Distributions (RMDs) from this contract and want to ensure that these withdrawals will not permanently reduce future guaranteed withdrawal amounts on or after the Activation Date, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center.
Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.

optional Living Benefits

General Information Applicable to All Living Benefits
These optional Living Benefits are designed for individuals and their spouses who are seeking participation in the growth potential of the stock market and desire protection features that provide guaranteed lifetime/retirement income. The Living Benefits are designed to provide the contract owner(s) lifetime income with the flexibility to activate income at any time. The guaranteed rising income component available on Polaris Income Plus Flex offers an additional benefit to those who elect an Activation Date soon after the contract is issued. Unlike Polaris Income Plus Flex, Polaris Income Plus Daily Flex does not offer guaranteed rising income. Polaris Income Plus Daily Flex allows the contract owner greater flexibility of investment options while providing the ability for the Income Base to step up more frequently to Step-up Values. If a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Please see DEATH BENEFITS below. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefits.
Please note that not all Living Benefits, investment options and/or Income Options may be available through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability and additional restrictions.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax adviser concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
Depending on the broker-dealer with which your investment advisor is affiliated, in order to purchase your contract, you may be required to elect a Living Benefit.
Certain Living Benefits are no longer offered or have changed since first being offered. If your contract was issued prior to April 30, 2020, please see Appendix F for details regarding those benefits.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s) or Income Options.
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values. Please see SPOUSAL CONTINUATION below.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter
29

Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day. For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Changes
The Covered Person(s) may be changed in the event of Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Higher Anniversary Value
For Polaris Income Plus Flex, the current Anniversary Value that is greater than the current Income Base.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability Prior to the Activation Date	Income Credit Availability On or After Activation Date
Polaris Income Plus Flex	The applicable Income Credit Percentage is provided in the Rate Sheet Supplement	Available during the first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	Available during the first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage
Polaris Income Plus Daily Flex	Not available
Income Credit Base
Applicable to Polaris Income Plus Flex only, the Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Percentage
Applicable to Polaris Income Plus Flex only, a percentage of the Income Credit Base used to determine the Income Credit amount during the Income Credit Period.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Income Credit Percentage. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862. All Rate Sheet prospectus supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.
Income Credit Period
Applicable to Polaris Income Plus Flex only, the period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Income Option
The Income Option is elected by You at contract issue. The Maximum Annual Withdrawal Amounts and Protected Income Payments offered in each Income Option vary by age and whether you elect one or two Covered Persons.
Income Option Change
A one-time opportunity to change the Income Option of your initial Living Benefit election on the Activation Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined below under “Are there investment requirements if I elect a Living Benefit?”
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
30

Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base for Polaris Income Plus Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary if you have not activated Lifetime Income. Any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used to calculate the Minimum Income Base. If you activate Lifetime Income before the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base amount is calculated as a percentage of Purchase Payments as follows:
Minimum Income Base Period	Minimum Income Base Percentage (as a Percentage of the Purchase Payments*)
Activation Date on or after the 12th Benefit Year Anniversary	200% of Purchase Payments* received in the 1st Benefit Year, plus 100% of Purchase Payments* received after the 1st Benefit Year
*	Purchase Payments reduced proportionately for withdrawals taken prior to the Activation Date.
Minimum Income Base for Polaris Income Plus Daily Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary prior to the Activation Date and up to the 15th Benefit Year Anniversary. An annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary during the Minimum Income Base period, as long as the Activation Date is after each Benefit Year Anniversary indicated as follows:
Minimum Income Base Period (Lifetime Income is not activated prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the Purchase Payments)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
Prior to the Activation Date, any withdrawals taken will proportionately reduce all Purchase Payments used in the calculation of the Minimum Income Base. The Minimum Income Base is only available in the first 15 Benefit Years, or upon the Activation Date, if earlier.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
If you elect Polaris Income Plus Daily Flex, the Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
Overview of Living Benefits
The optional Living Benefits are designed to help you create a guaranteed income stream based on a series of withdrawals you may take from your contract that may last
31

as long as you live, or as long as you and your spouse live. As long as you take these withdrawals within the parameters of the Living Benefit, you will receive a guaranteed income stream for life even if the entire contract value has been reduced to zero. Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. Please see ANNUITY INCOME OPTIONS below.
You may elect one of the optional Living Benefits, both of which are guaranteed minimum withdrawal benefits, for an additional fee only at the time of contract issue. The Living Benefits may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. If you do not expect to take any withdrawals, then electing the Living Benefit would not be appropriate. Though the optional Living Benefits offer additional protections, the additional fee associated with the benefits has the impact of reducing the net investment return. If you elect a Living Benefit, prior to activating Lifetime Income, any withdrawal that reduces the contract value to zero will terminate the contract including its optional Living Benefit. However, although market performance and fees can reduce the contract value to zero, they will not result in the termination of your contract and its benefits.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit; therefore, election of the Living Benefit may not be appropriate for a contract owner who intends to take withdrawals greater than the Maximum Annual Withdrawal Amount allowable under the Living Benefit.
Please see POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX below for a more detailed description of each Living Benefit following the summary for information regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. You should consider each Living Benefit thoroughly and understand it completely before deciding to elect a Living Benefit.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex
How does Polaris Income Plus Flex work?
Polaris Income Plus Flex® locks in the greater of two values to determine the Income Base. The Income Base is initially equal to the first Purchase Payment. The Income Base is automatically locked in on each Benefit Year Anniversary, as the greater of (1) the Higher Anniversary Value, or (2) the Income Base increased by any available Income Credit.
Polaris Income Plus Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s Higher Anniversary Value, or an Income Base with an annual Income Credit, if any. If you elect Polaris Income Plus Flex, you may choose from
Income Options 1, 2 or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Options (the “Income Option Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of one of the original Covered Person(s). You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit Base (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
The annual Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The Income Credit is determined by multiplying the Income Credit Percentage by the Income Credit Base. The Income Credit Percentage may be reduced if withdrawals are taken, as described below.
Prior to Activation Date, if withdrawals are taken, the Income Credit Percentage is not reduced, but any applicable Income Credit amount is reduced because it will be based on the proportionately reduced Income Credit Base.
On or after the Activation Date, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage, thereby providing a guarantee that income can continue to increase during the first 12 years even after starting withdrawals. After the first 12 years, the Income Base may only increase to the Higher Anniversary Value.
If the Activation Date is after the 12th contract anniversary, and you do not take any withdrawals during the first 12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. Please see “How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?”below.
How does Polaris Income Plus Daily Flex work?
Polaris Income Plus Daily Flex® offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect Polaris Income Plus Daily Flex, you may choose from Income Options 1, 2, or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Daily Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Option (the “Income Option Change”) on the Activation Date. The Covered Person(s) Change is permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract. You may take
32

withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases to the Income Base work under Polaris Income Plus Daily Flex?” below.
What are the differences between Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
Living Benefit Parameter	Polaris Income Plus Flex	Polaris Income Plus Daily Flex
Initial Annual Fee	1.25% One Covered Person 1.25% Two Covered Persons
Minimum Income Base	Minimum Income Base Percentage: 200% of Purchase Payments received in 1st Benefit Year
100% of Purchase Payments received after 1st Benefit Year
	Minimum Income Base Period: 12 years if Lifetime Income is NOT activated	Range of Minimum Income Base Percentage: 105% - 175% Minimum Income Base Period: Years 1-15; upon the Activation Date, no further adjustments are made to the Minimum Income Base
Income Credit – Prior to the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	N/A
Income Credit – On or After the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year on or after the Activation date in which cumulative withdrawals are less than the applicable Income Credit Percentage	N/A
Frequency of Step-up Values	Annual	Daily
Investment Requirements	10% in Secure Value Account 90% in Variable Portfolios (total of 19 investment options)	Allocation Structure:
10% in Secure Value Account
90% in Variable Portfolios
Asset Allocation Portfolios (38 investment options)
or
Build Your Own Allocation
(79 investment options that cross 12 asset classes)
The Maximum Annual Withdrawal Percentages, Protected Income Payment Percentages, and Income Credit Percentage are set forth in the Rate Sheet Supplement that must accompany this prospectus.
33

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Investment Requirements for Polaris Income Plus Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Flex, you must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA American Funds VCP Managed Allocation*
SA BlackRock VCP Global Multi Asset*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
** You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
Investment Requirements for Polaris Income Plus Daily Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Daily Flex, you must allocate your assets in accordance with the option below or Build Your Own Allocation:
10% Secure Value Account	Asset Allocation Portfolios
Up to 90% in one or more of the following Variable Portfolios:
Individually Managed Asset Allocation Portfolios:
SA American Funds Asset Allocation
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Actively Managed Fund-of-Funds:
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
Index Fund-of-Funds Portfolios:
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Global Index Allocation 60/40
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
Fixed Income Portfolios
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Immediate Index
SA Fixed Income Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
* You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
34

Build Your Own Allocation
You must allocate your assets in accordance with the following: 10% of your total Purchase Payments in the Secure Value Account. The remaining 90% of your total Purchase Payments must be allocated in the following Investment Groups:
FIXED INCOME PORTFOLIOS Investment Requirement Minimum 18% Maximum 90%
Money Market Portfolio:
Goldman Sachs VIT Government Money Market Fund
Core Fixed Income Portfolios:
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
Fixed Accounts
1-Year Fixed (if available)

PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS Investment Requirement Minimum 0% Maximum 72%**
Global & International Portfolios:
SA Emerging Markets Equity Index
SA International Index
SA JPMorgan Global Equities
SA Morgan Stanley International Equities
Large Core Portfolios:
SA American Funds Growth-Income
SA Franklin U.S. Equity Smart Beta
SA Large Cap Index
SA MFS Massachusetts Investors Trust
SA Oppenheimer Main Street Large Cap
Large Value Portfolios:
Invesco V.I. Comstock
Invesco V.I. Growth and Income
Lord Abbett Growth and Income
SA Dogs of Wall Street
SA JPMorgan Equity-Income
SA Large Cap Value Index
SA Legg Mason BW Large Cap Value
Large Growth Portfolios:
Invesco V.I. American Franchise
SA AB Growth
SA American Funds Growth
SA Janus Focused Growth
SA Large Cap Growth Index
SA MFS Blue Chip Growth
SA Wellington Capital Appreciation
Small & Mid Cap Portfolios:
SA Mid Cap Index
SA Small Cap Index
Asset Allocation Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Funds Asset Allocation
PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS - CONTINUED Investment Requirement Minimum 0% Maximum 72%**
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Asset Allocation (Volatility Control Portfolios):
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation

OTHER EQUITY AND SPECIALTY PORTFOLIOS Investment Requirement Minimum 0% Maximum 27%***
Small & Mid Cap Portfolios:
SA AB Small & Mid Cap Value
SA Franklin Small Company Value
SA Invesco Growth Opportunities
SA JPMorgan Mid-Cap Growth
SA WellsCap Aggressive Growth
Global & International Portfolios:
SA American Funds Global Growth
SA Fidelity Institutional AM® International Growth
SA JPMorgan Emerging Markets
SA Putnam International Growth and Income
SA Templeton Foreign Value
Specialty Portfolios:
PIMCO Emerging Markets Bond
SA Columbia Technology
SA Fidelity Institutional AM® Real Estate
SA PineBridge High-Yield Bond

*	You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
**	You may invest up to a maximum of 36% in an individual Variable Portfolio within this Investment Group.
***	You may invest up to a maximum of 9% in an individual Variable Portfolio within this Investment Group.
How do my investment requirements impact my feature and contract?
Before you elect a Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore,
35

the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your investment advisor regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus Flex?
The Lifetime Income offered by Polaris Income Plus Flex is calculated by considering the factors described below.
First,we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second,we determine if the Anniversary Value is the Higher Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Third,we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Fourth,if you do not activate Lifetime Income before the 12th Benefit Anniversary, the guaranteed Minimum Income Base amount will be available in the Income Base calculation on the 12th Benefit Anniversary. Any withdrawals taken prior to activating Lifetime Income on or after the 12th Benefit Year Anniversary will proportionately reduce the Purchase Payments used to determine the Minimum Income Base. The Minimum Income Base amount is calculated as a percentage of Purchase Payments received during the first Benefit Year and a percentage of Purchase Payments received after the first Benefit Year. These percentages are provided above in the Glossary of Living Benefit Defined Terms. If you activate Lifetime Income before the 12th Benefit Year Anniversary, you will not be eligible to receive the increase to the Income Base.
Fifth,we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Sixth, we determine the Income Credit.
The Income Credit amount is equal to the applicable Income Credit Percentage multiplied by the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. Prior to the Activation Date, if no withdrawals are taken during the Benefit Year, the Income Credit applied to the Income Base is not reduced.
On or after the Activation Date, the Income Credit Percentage is reduced but not eliminated in any Benefit
36

Year in which cumulative withdrawals during the preceding Benefit Year are less than the applicable Income Credit Percentage.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Maximum Annual Withdrawal Percentage, Protected Income Payment Percentage, and Income Credit Percentage. If you need another copy of the prospectus or Rate Sheet Supplement, please call us at the Annuity Service Center at (800) 445-7862. All Rate Sheet Supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?” below.
Please see APPENDIX C for detailed numerical examples of how your Living Benefit is calculated.
What are the factors used to calculate Polaris Income Plus Daily Flex?
The Lifetime Income offered by Polaris Income Plus Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value. Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received, and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 15th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary. These percentages are provided above in the Glossary of Living Benefit Defined Terms. Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage. If you need another copy of the prospectus, please call us at the Annuity Service Center at (800) 445-7862. All Rate Sheet prospectus supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-223017.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation
37

Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Daily Flex?” below.
Please see APPENDIX C for detailed numerical examples of how your Living Benefit is calculated.
How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Higher Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided that Lifetime Income withdrawals have not begun before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, if the Income Base is increased to a Higher Anniversary Value, the Income Credit Base is also automatically increased to that Higher Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Higher Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
On or After Activation Date, the Maximum Annual Withdrawal Amount is recalculated each time there is an increase in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased.
How do increases to the Income Base work under Polaris Income Plus Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the Higher Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Plus Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of any withdrawals. If you activate Lifetime Income before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base and Income Credit Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce the Income Credit (if applicable), and Purchase Payments used to calculate the Minimum Income Base. The reduction to the Income Credit Base will result in a lowered Income Credit amount being applied to the Income Base during the Income Credit Period. In addition, these withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
38

For example, assume that your contract value is $106,000, your Income Base and Income Credit Base are $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base and Income Credit Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base and Income Credit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base and Income Credit Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. In addition, you will not be eligible for an Income Credit, if applicable, in that Benefit Year.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
What are the effects of withdrawals on Polaris Income Plus Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal
39

Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Anniversary.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
How can I change my Income Option Election?
You may change your Income Option election on the Activation Date. If you change your Income Option election on the Activation Date, an annualized fee applies. Once Lifetime Income begins, you may not change your Income Option election.
What is the fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
The fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. Please see APPENDIX E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. In addition, if you change your Income Option on the Activation Date, your annual fee will increase on the next Benefit Quarter Anniversary. Please see fee table below:
Polaris Income Plus Flex Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*	The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a
40

non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX FEE.
For Polaris Income Plus Flex, an increase in the Income Base due to an addition of an Income Credit, attaining a new Higher Anniversary Value or an addition of subsequent Purchase Payments will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit because the Income Credit may increase the Income Base. When taking Lifetime Income, the Income Credit will be reduced by the Maximum Annual Withdrawal Amount and may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether you activate Lifetime Income.
For Polaris Income Plus Daily Flex, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date,
If the contract value is reduced to zero due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date,
if the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum
Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, for Polaris Income Plus Flex, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
Please refer to the Rate Sheet Supplement for the Maximum Annual Withdrawal Percentages, Protected Income Payment Percentages, and Income Credit Percentage applicable to your Living Benefit.

Additional important information
applicable to all optional living benefits

When and how may I elect a Living Benefit?
You may elect a Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
41

Polaris Income Plus Flex and Polaris Income Plus Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)	Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)	Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)	Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•	Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•	Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•	Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)	You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base, Income Credit Base, if applicable, and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?”and“What are the effects of withdrawals on Polaris Income Plus Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Plus Flex and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than the applicable Income Credit Percentage, an Income Credit equal to the difference between the RMD and the Income Credit Percentage will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than the Income Credit Percentage, no Income Credit will be included in the calculation of the Income Base. Please refer to the Rate Sheet Supplement for the Income Credit Percentage applicable to your Living Benefit.
42

What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Plus Flex work?” and “How does Polaris Income Plus Daily Flex work?” above.
For Polaris Income Plus Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Higher Anniversary Values or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if Lifetime Income was not activated during the first 12 Benefit Years following the Benefit Effective Date.
For Polaris Income Plus Daily Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the
43

Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. Please see DEATH BENEFITS below.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date, if the contract value is greater than zero, You must select one of the following options:
1.	Annuitize by selecting from choices a. or b. below:
a.	elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
b.	elect to receive Lifetime Income under Your Living Benefit option by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.	Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract value goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 4th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-4	4th Benefit Year Anniversary
Years 4+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus Flex or Polaris Income Plus Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX E – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
44

Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)	On or after the Activation Date, any Excess Withdrawal that reduces the contract value and Income Base to zero; or
(vi)	Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)	A change that removes all of the original Covered Persons from the contract; or
(viii)	A Change of the Owner or Assignment; or
(ix)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Death Benefits

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.
Certain death benefit options are either no longer offered or have changed since first being offered. If your contract was issued prior to September 9, 2019 please see Appendix G – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019.
We do not pay a death benefit if:
•	your contract value is reduced to zero; or
•	you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.
•	If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•	If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•	If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)	A certified copy of the death certificate; or
(2)	A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)	A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•	All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
If we are unable to process a death claim at the time we receive notification of the death and/or required documentation is not in Good Order, the Beneficiary may transfer the entire contract value to a money market or similar portfolio by contacting the Annuity Service Center. If there are multiple Beneficiaries, they must all agree to the transfer.
45

If we receive notification of your death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL and/or US Life to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options within 60 days of providing required documentation, including satisfactory proof of death, in Good Order.
•	Lump sum payment; or
•	Annuity Income Option; or
•	Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or
•	Payment option that is mutually agreeable between you and us
After 60 days, if no election is made by the Beneficiary, we may pay a lump sum death benefit by check to the Beneficiary’s address of record, unless otherwise required by state law.
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period. Payments associated with such election must begin within one year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.
Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program. The program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•	The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•	The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.
•	The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under (1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner.
Note:  If an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the Beneficiary elects to take the death benefit in the form of withdrawals for a longer period of time:
•	Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution. Certain Beneficiaries may not be able to take minimum distributions over their life expectancy.
•	Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of the Owner’s death for IRAs.
Note: for IRAs, if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for a Spousal Beneficiary. Non-Spousal Beneficiaries may instead elect the 5-year settlement option, if available.
Also note that the CARES Act provides for a waiver of the IRS required minimum distributions in 2020 for Beneficiaries required to take minimum distributions.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceeds contract value.
We will process an Extended Legacy election as of the date we receive the following at the Annuity Service Center:
•	Death Claim form electing Extended Legacy Program; and
•	Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.
46

Restrictions on Extended Legacy Program
•	The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•	No Purchase Payments are permitted.
•	Living Benefits and optional Death Benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.
•	In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•	The contract may not be assigned and ownership may not be changed or jointly owned.
•	Any Fixed Accounts and/or DCA Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Separate Account Charge of 0.40%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Investment Options
•	The Beneficiary may transfer funds among the available Variable Portfolios (Transfer Fees will apply if transfers exceed 5 transfers in any 6-month look back period); and
•	Variable Portfolios may differ from those available to the original Owner.
Inherited Account Program
The Inherited Account Program, if available, can allow a Beneficiary of another company’s annuity contract to transfer their inherited Non-Qualified deferred annuity or certain Beneficiaries to transfer their IRA to fund a new contract issued by the Company.
•	The Beneficiary of the transferred contract becomes the Owner (as the Beneficiary of the deceased) of the contract issued by us.
•	The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified annuity contracts.
•	Once the contract is issued, a systematic withdrawal program must be established and cannot be terminated.
•	Upon your death, your designated Beneficiary will receive the Contract Value death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.
We will process an Inherited Account election as of the date we receive the following at the Annuity Service Center:
•	Inherited Account and Required Minimum Distribution Election Form; and
•	New contract application
Restrictions on Inherited Account Program
•	No Purchase Payments are permitted after the contract has been issued.
•	Optional Living Benefits cannot be elected under the Inherited Account Program.
•	The contract may not be assigned and ownership may not be changed or jointly owned.
Expenses
The contract issued is subject to the same fees and charges applicable to any Owner of the contract.
Investment Options
All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options.
Death Benefit Defined Terms
The term “Net Purchase Payment” is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.
We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.
The term “Withdrawal Adjustment” is used, if you have elected a Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•	If cumulative Lifetime Income withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each Lifetime Income withdrawal.
•	If cumulative Lifetime Income withdrawals for the current contract year are taken prior to your 81st birthday and are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal
47

amount in excess of the Maximum Annual Withdrawal Amount (Excess Withdrawal) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
•	Any Lifetime Income withdrawal taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which each Lifetime Income withdrawal reduced the contract value.
Please note: The death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. Please see ALLOCATION OF PURCHASE PAYMENTS for more information on Purchase Payment restrictions.
Death Benefit Options
Contract Value Death Benefit
The Contract Value death benefit is equal to the contract value on the business day during which we receive all required documentation.
The following Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.
Depending on the broker-dealer with which your investment advisor is affiliated, in order to purchase your contract, you may be required to elect the Return of Purchase Payment death benefit or the Maximum Anniversary Value death benefit. Please note that not all Death Benefit options may be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability and additional restrictions.
Return of Purchase Payment Death Benefit
For an additional fee, you may elect the Return of Purchase Payment death benefit described below which can provide greater protection for your beneficiaries. You may only elect the Return of Purchase Payment death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The annualized fee for the Return of Purchase Payment death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Return of Purchase Payment death benefit can only be elected prior to your 86th birthday.
The following describes the Return of Purchase Payment death benefit without election of a Living Benefit:
The death benefit is the greater of:
1.	Contract value; or
2.	Net Purchase Payments.
The following describes the Return of Purchase Payment death benefit with election of a Living Benefit:
The death benefit is the greater of:
1.	Contract value; or
2.	Purchase Payments reduced by:
a.	any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated; or
b.	any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
Maximum Anniversary Value Death Benefit
For an additional fee, you may elect the Maximum Anniversary Value death benefit described below which can provide greater protection for your Beneficiaries. You may only elect the Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the Maximum Anniversary Value death benefit is 0.40% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.
The Maximum Anniversary death benefit may not be available through the broker-dealer with which your investment advisor is affiliated. Please check with your investment advisor for availability and additional restrictions.
The following describes the Maximum Anniversary Value death benefit without election of a Living Benefit:
The death benefit is the greatest of:
1.	Contract value; or
2.	Net Purchase Payments; or
3.	Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
The following describes the Maximum Anniversary Value death benefit with election of a Living Benefit:
The death benefit is the greatest of:
1.	Contract value; or
2.	Purchase Payments reduced by:
a.	any Withdrawal Adjustments, if the Living Benefit has not been terminated; or
b.	any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated; or
48

3.	Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:
a.	any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
b.	any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
Spousal Continuation
The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.
Upon election of Spousal Continuation:
•	Generally, the contract, its benefits and elected features, if any, remain the same.
•	Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. Please see EXPENSES.
•	Continuing Spouse may not terminate the Return of Purchase Payment or Maximum Anniversary Value death benefit if elected at contract issue.
•	Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.
Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.
Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date (“Continuation Contribution”), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death.
We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:
•	Death Claim form; and
•	Satisfactory proof of death of the original Owner.
We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. If you elected the Return of Purchase Payment or Maximum Anniversary Value death benefit, the death benefit payable upon the Continuing Spouse’s death would differ depending on the Continuing Spouse’s age on the Continuation Date. Please see Appendix B – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see APPENDIX G – DEATH BENEFITS AND SPOUSAL CONTINUATION DEATH BENEFITS FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019 for details regarding those benefits.
Please see OPTIONAL LIVING BENEFITS above for information on the effect of Spousal Continuation on these benefits.

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.
•	Separate Account Charges
•	Transfer Fee
•	Underlying Fund Expenses
•	Optional Living Benefit Fees
•	Optional Death Benefit Fee
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your investment advisor. We will not increase certain contract fees, such as Separate Account Charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see APPENDIX E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
Third Party Investment Advisor
This variable annuity is designed for those who have hired an investment advisor to provide investment advice for a fee. The fee charged by your investment advisor is separate from and in addition to the fees and charges detailed in this prospectus and is covered by a separate agreement between you and your investment advisor. The investment advisor you hire to provide investment advice is acting solely on your behalf and not on the behalf of the Company. The Company does not provide investment advice, including
49

whether you should purchase this variable annuity or how to allocate your Purchase Payments.
Separate Account Charges	0.40%

(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)
The Separate Account charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 0.40% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Underlying Fund Expenses
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Funds. If you invest in a Master Fund, as identified under INVESTMENT OPTIONS above, the Accumulation Unit value will also reflect the investment management fee and other expenses of the corresponding Master Fund.
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Transfer Fee
After 15 Transfers	$25

We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
Optional Living Benefit Fees
The Living Benefit fees will be calculated as a percentage of the Income Base for all years in which the Living Benefits are in effect. The Living Benefit fee is charged and received by the Company in consideration of the Living Benefit guarantees provided to you.
The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Secure Value Account, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.
We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
Polaris Income Plus Flex Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*	The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee
50

rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Any fee adjustment is based on a non-discretionary formula tied to the VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Please see APPENDIX E — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the assessment of the fee.
Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME PLUS FLEX AND POLARIS INCOME PLUS DAILY FLEX FEE.
If your contract was issued prior to April 30, 2020, please see APPENDIX F — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO APRIL 30, 2020, for applicable fees.
Optional Return of Purchase Payment Death Benefit Fee
The fee for the optional Return of Purchase Payment death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s). Please see OPTIONAL RETURN OF PURCHASE PAYMENT DEATH BENEFIT above.
Optional Maximum Anniversary Value Death Benefit Fee
The fee for the optional Maximum Anniversary Value death benefit is 0.40% of the average daily ending net asset value allocated to the Variable Portfolio(s). Please see OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT above.
Premium Tax
Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. Please see Appendix E - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

Payments in connection with distribution of the contract

Payments We Make
We make payments in connection with the distribution of the contracts that generally fall into the two categories below.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing
51

arrangements in 2019 in the Statement of Additional Information which is available upon request.
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.
We do not assess a specific charge directly to you or your separate account assets in order to cover sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.
Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or investment advisor how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.
Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
We and our affiliates generally receive two kinds of payments described below.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’
investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.70% annually based on assets under management.
Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your investment advisor and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. Your Latest Annuity Date is defined as the first NYSE business day of the month following your 95th birthday.
52

How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the living and death benefits if I annuitize?
If you annuitize, you may choose to take annuity income payments or withdrawals under your Living Benefit. Prior to annuitizing, you should seek advice on whether taking annuity income payments under the contract or guaranteed withdrawals under a Living Benefit are more advantageous to you. Upon annuitizing the contract, the death benefit will terminate. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under the Living Benefit, you will receive your Protected Income Payment under the Living Benefit. Please see OPTIONAL LIVING BENEFITS and DEATH BENEFITS above.
Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made. For Qualified contracts, annuity income options may be limited to a 10 year guarantee. If you die before the first annuity income payment, no annuity income payments will be made.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. For Qualified contracts, annuity income options may be limited to a 10 year guarantee. Additionally, a guarantee of payments greater than 10 years may not be available to all Beneficiaries. Under certain circumstances, the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. For Qualified contracts, annuity income options may be limited to a 10 year guarantee. Additionally, a guarantee of payments greater than 10 years may not be available to all Beneficiaries.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If your contract is a Qualified contract, a guaranteed period of greater than 10 years may not be available. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any
53

remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
The value of an Annuity Unit, regardless of the option chosen, takes into account Separate Account Charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.
Please see OPTIONAL LIVING BENEFITS above for annuity income options available under the Living Benefits.
Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•	for life income options, your age when annuity income payments begin; and
•	the contract value attributable to the Variable Portfolios on the Annuity Date; and
•	the 3.5% assumed investment rate used in the annuity table for the contract; and
•	the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“IRC”), Treasury Regulations and applicable Internal Revenue Service (“IRS”) guidance to your individual situation.
Refer to the Statement of Additional Information for further details.
Annuity Contracts in General
The IRC provides for special rules regarding the tax treatment of annuity contracts.
•	Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.
•	Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.
•	Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.
Non-Qualified Contract
If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement
54

Annuity (“IRA”), including a Roth IRA, your contract is referred to as a Non-Qualified contract.
Qualified Contract
If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including Roth IRA, your contract is referred to as a Qualified contract.
Employer-sponsored plans/arrangements include:
•	Tax-Sheltered Annuities (also referred to as 403(b) annuities)
•	Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)
•	Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans
If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.
In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your investment advisor should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation. The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1, 2020 include:
•	an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, for those born on or after July 1, 1949, from the previous age of 70 ½;
•	new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•	elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•	a new exception to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event; and,
•	reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list. The SECURE Act included many additional provisions affecting Qualified Contracts.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security (CARES) Act, was signed into law and provides greater access to assets held in tax-qualified retirement plans and IRAs.  The relief provided in the Act includes, but is not limited to:
•	Expanding distribution and loan (including loan repayment) rules for certain retirement accounts in employer plans and IRAs, for qualifying distributions;
•	Waiver of the 10% additional tax for qualifying coronavirus related distributions taken from January 1, 2020 through December 31, 2020, if they are considered early distributions (generally, distributions taken prior to age 59 ½); and,
•	Providing a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs due to be taken in 2020.
Some provisions in the Act are subject to the terms of an employer’s retirement plan and may not be available with your annuity.
Tax Treatment of Purchase Payments
Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.
Qualified Contract
Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
Qualified Contract—Tax-Sheltered Annuity (403(b))
On July 26, 2007, the Treasury Department published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges,
55

regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. You may wish to discuss the regulations and/or the general information above with your tax adviser.
Tax Treatment of Distributions
Distributions from Non-Qualified Contracts
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.
The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•	after attaining age 59½;
•	when paid to your Beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	under an immediate annuity contract;
•	when attributable to Purchase Payments made prior to August 14, 1982.
Partial or Total Withdrawals
If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.
Annuitization
If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.
Annuity to Annuity Transfer
A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a “1035 exchange”).
Additional Tax on Net Investment Income
Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income (“MAGI”) threshold.
Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (see Contracts Owned by a Trust or Corporation below).
Distributions from Qualified Contracts
Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer’s plan or contributed to a Roth IRA or non-deductible traditional IRA.
Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:
•	after attainment of age 59½;
•	when paid to your Beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•	for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;
•	for payment of health insurance if you are unemployed and meet certain requirements;
•	distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;
56

•	payments to certain individuals called up for active duty after September 11, 2001;
•	payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;
•	amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;
•	distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations);
•	distributions related to Coronavirus relief, as defined under the CARES Act;
Non-IRA contracts:
•	payments to employees after separation from service after attainment of age 55 (does not apply to IRAs); and
•	transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).
Annuitization
Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.
Direct and Indirect Rollovers
Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)	a required minimum distribution,
(b)	a hardship withdrawal, or
(c)	a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.
The IRC limits the withdrawal of an employee’s elective deferral Purchase Payments from a Tax-Sheltered Annuity
(TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:
•	reaches age 59½;
•	severs employment with the employer;
•	dies;
•	birth or adoption of child (subject to limitations);
•	distributions related to Coronavirus relief, as defined under the CARES Act;
•	becomes disabled (as defined in the IRC); or
•	experiences a financial hardship (as defined in the IRC).*
*	In the case of hardship, the Owner can only withdraw Purchase Payments.
Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.
Annuity to Annuity Transfer (Tax-Sheltered Annuities)
Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer’s plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.
Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.
Required Minimum Distributions
Information in this section generally does not apply to Non-Qualified contracts.
Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.
The CARES Act provides a temporary waiver of required minimum distributions from qualifying retirement plans and IRAs due to be paid in 2020. Please consult your tax adviser regarding any questions.
Commencement Date
Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70½ (or age 72, for individuals born on or after July 1, 1949), or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70½ (or age 72, for individuals born on or after July 1, 1949). If you choose to delay your first distribution until the year after the year in which you reach 70½ (72, if
57

applicable) or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.
Combining Distributions from Multiple Contracts
If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.
Automatic Withdrawal Option
You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.
Impact of Optional Benefits
IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59½, unless another exception applies. You should consult your tax adviser for more information.
If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits “incidental death benefits” or “life insurance.” The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.
Tax Treatment of Optional Living Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional Living Benefit.
Contracts Owned by a Trust or Corporation
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax adviser.
Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s value in excess of the Owner’s cost basis, and the contract’s cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.
Withholding
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a
58

non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code.
You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us.
Foreign Account Tax Compliance Act (“FATCA”)
A Contract Owner who is not a “United States person” which is defined to mean:
•	a citizen or resident of the United States
•	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•	any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8 IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable withholding certification to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.
Gifts, Pledges and/or Assignments of a Contract
Non-Qualified Contracts
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.
Qualified Contracts
The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.
This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:
•	the plan is not an unfunded deferred compensation plan; and
•	the plan funding vehicle is not an IRA.
You should consult a tax advisor as to the availability of this exception.
Diversification and Investor Control
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.
Investor Control
These investor control limitations generally do not apply to Qualified contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.
Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of
59

control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Our Taxes
The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.
The Company
American General Life Insurance Company
American General Life Insurance Company (“AGL”) is a stock life insurance company organized under the laws of the state of Texas on April 11, 1960. AGL’s home office is
2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.
Ownership Structure of the Company
AGL is an indirect, wholly owned subsidiary of American International Group, Inc. (“AIG”), a Delaware corporation.
AGL is regulated for the benefit of policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL’s operations.
American International Group, Inc. (AIG) is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange.
More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and Living Benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed Living Benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk
60

mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
Before December 31, 2012, Variable Separate Account was a separate account of SunAmerica Annuity, originally established under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Separate Account was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts and the Secure Value
Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the Living Benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a Living Benefit allocate their Purchase Payments in accordance with specified investment parameters.
Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company and the Separate Account
The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.
Instructions to Obtain Financial Statements
The financial statements of the Company and Separate Account are available on the SEC’s website at http://www.sec.gov. You may request a free copy of the Statement of Additional Information which includes the financial statements by using the request form on the last page of this prospectus or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
We encourage both existing and prospective contract Owners to read and understand the financial statements.
61

Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.
Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values (“AUVs”), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. Despite our implementation of policies and procedures that address physical, administrative and technical safeguards and controls and other preventative actions to protect customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract and personal information due to cyber-attacks or information security breaches in the future.
Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate AUVs or process other contract-related transactions, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of April 24, 2020, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
62

Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

Contents of Statement of Additional Information

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.
Separate Account and the Company
General Account
Master-Feeder Structure
Information Regarding the Use of the Volatility Index (“VIX”)
Performance Data
Annuity Income Payments
Annuity Unit Values
Taxes
Broker-Dealer Firms Receiving Revenue Sharing Payments
Distribution of Contracts
Financial Statements
63

Appendix A – Condensed Financial Information

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
Franklin Allocation VIP Fund – FTVIPT Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.091
	(b)N/A	(b)$9.067
Ending AUV	(a)$9.091	(a)$10.869
	(b)$9.067	(b)$10.797
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

Franklin Income VIP Fund – FTVIPT Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.634
	(b)N/A	(b)$9.609
Ending AUV	(a)$9.634	(a)$11.171
	(b)$9.609	(b)$11.097
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

Goldman Sachs VIT Government Money Market Fund – GST Class Institutional Share (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.169
	(b)N/A	(b)$10.091
Ending AUV	(a)$10.169	(a)$10.344
	(b)$10.091	(b)$10.224
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

Invesco V.I. American Franchise Fund – AVIF Series I Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.196
	(b)N/A	(b)$9.171
Ending AUV	(a)$9.196	(a)$12.525
	(b)$9.171	(b)$12.442
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

Invesco V.I. Comstock Fund – AVIF Series I Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.786
	(b)N/A	(b)$8.762
Ending AUV	(a)$8.786	(a)$10.965
	(b)$8.762	(b)$10.892
Ending Number of AUs	(a)0	(a)1,193
	(b)0	(b)0

Invesco V.I. Growth and Income Fund – AVIF Series I Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.723
	(b)N/A	(b)$8.700
Ending AUV	(a)$8.723	(a)$10.877
	(b)$8.700	(b)$10.804
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

Lord Abbett Growth and Income – LASF Class VC Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.427
	(b)N/A	(b)$9.402
Ending AUV	(a)$9.427	(a)$11.502
	(b)$9.402	(b)$11.425
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
PIMCO Emerging Markets Bond Portfolio – PVIT Class Institutional Shares (Inception Date – 10/07/19)
Beginning AUV	(a)N/A	(a)N/A
	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)$10.290
	(b)N/A	(b)$10.211
Ending Number of AUs	(a)N/A	(a)0
	(b)N/A	(b)0

PIMCO Total Return Portfolio – PVIT Class Institutional Shares (Inception Date – 10/07/19)
Beginning AUV	(a)N/A	(a)N/A
	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)$10.033
	(b)N/A	(b)$9.906
Ending Number of AUs	(a)N/A	(a)0
	(b)N/A	(b)0

SA AB Growth – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.890
	(b)N/A	(b)$9.864
Ending AUV	(a)$9.890	(a)$13.286
	(b)$9.864	(b)$13.198
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA AB Small & Mid Cap Value Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.521
	(b)N/A	(b)$8.498
Ending AUV	(a)$8.521	(a)$10.181
	(b)$8.498	(b)$10.114
Ending Number of AUs	(a)0	(a)3,953
	(b)0	(b)0

SA Allocation Balanced Portfolio – SST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.424
	(b)N/A	(b)$10.345
Ending AUV	(a)$10.424	(a)$12.077
	(b)$10.345	(b)$11.937
Ending Number of AUs	(a)0	(a)2,048
	(b)0	(b)0

SA Allocation Growth Portfolio – SST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.624
	(b)N/A	(b)$10.543
Ending AUV	(a)$10.624	(a)$13.088
	(b)$10.543	(b)$12.937
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Allocation Moderate Growth Portfolio – SST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.560
	(b)N/A	(b)$10.480
Ending AUV	(a)$10.560	(a)$12.718
	(b)$10.480	(b)$12.571
Ending Number of AUs	(a)0	(a)15,080
	(b)0	(b)0

SA Allocation Moderate Portfolio – SST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.526
	(b)N/A	(b)$10.446
Ending AUV	(a)$10.526	(a)$12.504
	(b)$10.446	(b)$12.360
Ending Number of AUs	(a)0	(a)8,207
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA American Funds Asset Allocation Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.695
	(b)N/A	(b)$10.614
Ending AUV	(a)$10.695	(a)$12.912
	(b)$10.614	(b)$12.763
Ending Number of AUs	(a)2,254	(a)121,600
	(b)0	(b)0

SA American Funds Global Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.848
	(b)N/A	(b)$8.824
Ending AUV	(a)$8.848	(a)$11.921
	(b)$8.824	(b)$11.842
Ending Number of AUs	(a)0	(a)5,625
	(b)0	(b)0

SA American Funds Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.466
	(b)N/A	(b)$9.440
Ending AUV	(a)$9.466	(a)$12.327
	(b)$9.440	(b)$12.245
Ending Number of AUs	(a)0	(a)2,189
	(b)0	(b)2,643

SA American Funds Growth-Income Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.502
	(b)N/A	(b)$9.477
Ending AUV	(a)$9.502	(a)$11.941
	(b)$9.477	(b)$11.861
Ending Number of AUs	(a)0	(a)2,149
	(b)0	(b)0

SA American Funds VCP Managed Allocation Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.561
	(b)N/A	(b)$10.481
Ending AUV	(a)$10.561	(a)$12.498
	(b)$10.481	(b)$12.353
Ending Number of AUs	(a)0	(a)6,661
	(b)0	(b)0

SA BlackRock VCP Global Multi-Asset Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.354
	(b)N/A	(b)$10.275
Ending AUV	(a)$10.354	(a)$11.962
	(b)$10.275	(b)$11.823
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Columbia Technology Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.083
	(b)N/A	(b)$9.059
Ending AUV	(a)$9.083	(a)$14.082
	(b)$9.059	(b)$13.988
Ending Number of AUs	(a)0	(a)959
	(b)0	(b)1,510

SA DFA Ultra Short Bond Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.135
	(b)N/A	(b)$10.058
Ending AUV	(a)$10.135	(a)$10.324
	(b)$10.058	(b)$10.205
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)1,058

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Dogs of Wall Street Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.335
	(b)N/A	(b)$10.308
Ending AUV	(a)$10.335	(a)$12.846
	(b)$10.308	(b)$12.760
Ending Number of AUs	(a)0	(a)9,118
	(b)0	(b)0

SA Emerging Markets Equity Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.583
	(b)N/A	(b)$8.560
Ending AUV	(a)$8.583	(a)$10.147
	(b)$8.560	(b)$10.080
Ending Number of AUs	(a)0	(a)1,331
	(b)0	(b)0

SA Federated Hermes Corporate Bond Portfolio (formerly SA Federated Corporate Bond Portfolio) – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.203
	(b)N/A	(b)$10.126
Ending AUV	(a)$10.203	(a)$11.674
	(b)$10.126	(b)$11.539
Ending Number of AUs	(a)0	(a)44,513
	(b)0	(b)0

SA Fidelity Institutional AM® International Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/19)
Beginning AUV	(a)N/A	(a)N/A
	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)$11.151
	(b)N/A	(b)$11.122
Ending Number of AUs	(a)N/A	(a)0
	(b)N/A	(b)1,899

SA Fidelity Institutional AM® Real Estate Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.967
	(b)N/A	(b)$9.940
Ending AUV	(a)$9.967	(a)$12.530
	(b)$9.940	(b)$12.446
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Fixed Income Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.936
	(b)N/A	(b)$9.887
Ending AUV	(a)$9.936	(a)$10.801
	(b)$9.887	(b)$10.705
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Fixed Income Intermediate Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.958
	(b)N/A	(b)$9.909
Ending AUV	(a)$9.958	(a)$10.535
	(b)$9.909	(b)$10.441
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Franklin Small Company Value Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.841
	(b)N/A	(b)$8.817
Ending AUV	(a)$8.841	(a)$11.131
	(b)$8.817	(b)$11.057
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Franklin U.S. Equity Smart Beta Portfolio – SAST Class 1 Shares (Inception Date – 10/07/19)
Beginning AUV	(a)N/A	(a)N/A
	(b)N/A	(b)N/A
Ending AUV	(a)N/A	(a)$10.857
	(b)N/A	(b)$10.847
Ending Number of AUs	(a)N/A	(a)0
	(b)N/A	(b)0

SA Global Index Allocation 60/40 Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.413
	(b)N/A	(b)$9.387
Ending AUV	(a)$9.413	(a)$11.073
	(b)$9.387	(b)$11.000
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Global Index Allocation 75/25 Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.218
	(b)N/A	(b)$9.193
Ending AUV	(a)$9.218	(a)$11.084
	(b)$9.193	(b)$11.010
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Global Index Allocation 90/10 Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.021
	(b)N/A	(b)$8.997
Ending AUV	(a)$9.021	(a)$11.075
	(b)$8.997	(b)$11.001
Ending Number of AUs	(a)1,466	(a)45,765
	(b)0	(b)7,680

SA Goldman Sachs Global Bond Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.254
	(b)N/A	(b)$10.176
Ending AUV	(a)$10.254	(a)$10.914
	(b)$10.176	(b)$10.788
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Goldman Sachs Multi-Asset Insights Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.429
	(b)N/A	(b)$9.382
Ending AUV	(a)$9.429	(a)$11.181
	(b)$9.382	(b)$11.081
Ending Number of AUs	(a)701	(a)655
	(b)0	(b)0

SA Index Allocation 60/40 Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.550
	(b)N/A	(b)$10.470
Ending AUV	(a)$10.550	(a)$12.600
	(b)$10.470	(b)$12.454
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Index Allocation 80/20 Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.629
	(b)N/A	(b)$10.548
Ending AUV	(a)$10.629	(a)$13.116
	(b)$10.548	(b)$12.964
Ending Number of AUs	(a)33,960	(a)32,515
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA Index Allocation 90/10 Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.671
	(b)N/A	(b)$10.590
Ending AUV	(a)$10.671	(a)$13.382
	(b)$10.590	(b)$13.227
Ending Number of AUs	(a)1,329	(a)41,267
	(b)0	(b)0

SA International Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.525
	(b)N/A	(b)$8.502
Ending AUV	(a)$8.525	(a)$10.290
	(b)$8.502	(b)$10.221
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Invesco Growth Opportunities Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.112
	(b)N/A	(b)$9.087
Ending AUV	(a)$9.112	(a)$11.704
	(b)$9.087	(b)$11.626
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Invesco VCP Equity-Income Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.721
	(b)N/A	(b)$9.647
Ending AUV	(a)$9.721	(a)$11.346
	(b)$9.647	(b)$11.215
Ending Number of AUs	(a)0	(a)18,348
	(b)0	(b)0

SA Janus Focused Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.642
	(b)N/A	(b)$9.616
Ending AUV	(a)$9.642	(a)$13.082
	(b)$9.616	(b)$12.995
Ending Number of AUs	(a)0	(a)2,461
	(b)0	(b)0

SA JPMorgan Diversified Balanced Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.284
	(b)N/A	(b)$10.206
Ending AUV	(a)$10.284	(a)$12.186
	(b)$10.206	(b)$12.045
Ending Number of AUs	(a)0	(a)1,056
	(b)0	(b)0

SA JPMorgan Emerging Markets Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.145
	(b)N/A	(b)$8.123
Ending AUV	(a)$8.145	(a)$9.827
	(b)$8.123	(b)$9.761
Ending Number of AUs	(a)0	(a)2,746
	(b)0	(b)2,163

SA JPMorgan Equity-Income Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.749
	(b)N/A	(b)$9.723
Ending AUV	(a)$9.749	(a)$12.347
	(b)$9.723	(b)$12.265
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)3,519

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA JPMorgan Global Equities Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.827
	(b)N/A	(b)$8.803
Ending AUV	(a)$8.827	(a)$10.540
	(b)$8.803	(b)$10.470
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA JPMorgan MFS Core Bond Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.240
	(b)N/A	(b)$10.162
Ending AUV	(a)$10.240	(a)$11.165
	(b)$10.162	(b)$11.036
Ending Number of AUs	(a)0	(a)6,535
	(b)0	(b)0

SA JPMorgan Mid-Cap Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.265
	(b)N/A	(b)$9.240
Ending AUV	(a)$9.265	(a)$12.881
	(b)$9.240	(b)$12.795
Ending Number of AUs	(a)0	(a)5,681
	(b)0	(b)0

SA Large Cap Growth Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.657
	(b)N/A	(b)$9.631
Ending AUV	(a)$9.657	(a)$12.566
	(b)$9.631	(b)$12.482
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Large Cap Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.976
	(b)N/A	(b)$9.927
Ending AUV	(a)$9.976	(a)$13.009
	(b)$9.927	(b)$12.893
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Large Cap Value Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.366
	(b)N/A	(b)$9.341
Ending AUV	(a)$9.366	(a)$12.271
	(b)$9.341	(b)$12.189
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Legg Mason BW Large Cap Value Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.285
	(b)N/A	(b)$9.260
Ending AUV	(a)$9.285	(a)$11.623
	(b)$9.260	(b)$11.546
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Legg Mason Tactical Opportunities Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.680
	(b)N/A	(b)$9.632
Ending AUV	(a)$9.680	(a)$11.437
	(b)$9.632	(b)$11.335
Ending Number of AUs	(a)683	(a)641
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA MFS Blue Chip Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.384
	(b)N/A	(b)$9.358
Ending AUV	(a)$9.384	(a)$12.357
	(b)$9.358	(b)$12.275
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA MFS Massachusetts Investors Trust Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.442
	(b)N/A	(b)$9.417
Ending AUV	(a)$9.442	(a)$12.395
	(b)$9.417	(b)$12.312
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA MFS Total Return Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.333
	(b)N/A	(b)$10.254
Ending AUV	(a)$10.333	(a)$12.387
	(b)$10.254	(b)$12.244
Ending Number of AUs	(a)960	(a)1,926
	(b)0	(b)0

SA Mid Cap Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.916
	(b)N/A	(b)$8.892
Ending AUV	(a)$8.916	(a)$11.146
	(b)$8.892	(b)$11.072
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Morgan Stanley International Equities Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.575
	(b)N/A	(b)$8.552
Ending AUV	(a)$8.575	(a)$10.303
	(b)$8.552	(b)$10.234
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Oppenheimer Main Street Large Cap Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.512
	(b)N/A	(b)$9.486
Ending AUV	(a)$9.512	(a)$12.498
	(b)$9.486	(b)$12.415
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA PGI Asset Allocation Portfolio – AST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.543
	(b)N/A	(b)$10.463
Ending AUV	(a)$10.543	(a)$12.654
	(b)$10.463	(b)$12.507
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA PIMCO VCP Tactical Balanced Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.554
	(b)N/A	(b)$10.474
Ending AUV	(a)$10.554	(a)$12.511
	(b)$10.474	(b)$12.367
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA PineBridge High-Yield Bond Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.660
	(b)N/A	(b)$9.634
Ending AUV	(a)$9.660	(a)$11.053
	(b)$9.634	(b)$10.979
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Putnam Asset Allocation Diversified Growth Portfolio – SST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.604
	(b)N/A	(b)$10.523
Ending AUV	(a)$10.604	(a)$12.685
	(b)$10.523	(b)$12.539
Ending Number of AUs	(a)1,961	(a)1,925
	(b)0	(b)0

SA Putnam International Growth and Income Portfolio – SST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.196
	(b)N/A	(b)$8.174
Ending AUV	(a)$8.196	(a)$9.822
	(b)$8.174	(b)$9.756
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Schroders VCP Global Allocation Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.136
	(b)N/A	(b)$10.059
Ending AUV	(a)$10.136	(a)$12.045
	(b)$10.059	(b)$11.906
Ending Number of AUs	(a)0	(a)6,912
	(b)0	(b)0

SA Small Cap Index Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.759
	(b)N/A	(b)$8.736
Ending AUV	(a)$8.759	(a)$10.878
	(b)$8.736	(b)$10.805
Ending Number of AUs	(a)0	(a)3,054
	(b)0	(b)0

SA T. Rowe Price Asset Allocation Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.700
	(b)N/A	(b)$9.652
Ending AUV	(a)$9.700	(a)$12.045
	(b)$9.652	(b)$11.938
Ending Number of AUs	(a)682	(a)5,087
	(b)0	(b)0

SA T. Rowe Price VCP Balanced Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.733
	(b)N/A	(b)$10.652
Ending AUV	(a)$10.733	(a)$13.090
	(b)$10.652	(b)$12.939
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Templeton Foreign Value Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$8.400
	(b)N/A	(b)$8.377
Ending AUV	(a)$8.400	(a)$9.390
	(b)$8.377	(b)$9.327
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Variable Portfolios	Fiscal Year Ended 12/31/18	Fiscal Year Ended 12/31/19
SA VCP Dynamic Allocation Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.875
	(b)N/A	(b)$10.793
Ending AUV	(a)$10.875	(a)$13.086
	(b)$10.793	(b)$12.935
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA VCP Dynamic Strategy Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.720
	(b)N/A	(b)$10.638
Ending AUV	(a)$10.720	(a)$12.783
	(b)$10.638	(b)$12.635
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA VCP Index Allocation Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.635
	(b)N/A	(b)$9.588
Ending AUV	(a)$9.635	(a)$11.821
	(b)$9.588	(b)$11.716
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

SA Wellington Capital Appreciation Portfolio – AST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.362
	(b)N/A	(b)$9.337
Ending AUV	(a)$9.362	(a)$12.230
	(b)$9.337	(b)$12.149
Ending Number of AUs	(a)0	(a)9,859
	(b)0	(b)0

SA Wellington Government and Quality Bond Portfolio – AST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.224
	(b)N/A	(b)$10.146
Ending AUV	(a)$10.224	(a)$10.928
	(b)$10.146	(b)$10.802
Ending Number of AUs	(a)0	(a)2,218
	(b)0	(b)1,998

SA Wellington Real Return Portfolio – SST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.129
	(b)N/A	(b)$10.052
Ending AUV	(a)$10.129	(a)$10.662
	(b)$10.052	(b)$10.539
Ending Number of AUs	(a)0	(a)2,531
	(b)0	(b)4,008

SA Wellington Strategic Multi-Asset Portfolio – AST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$10.336
	(b)N/A	(b)$10.258
Ending AUV	(a)$10.336	(a)$12.259
	(b)$10.258	(b)$12.117
Ending Number of AUs	(a)0	(a)2,201
	(b)0	(b)0

SA WellsCap Aggressive Growth Portfolio – SAST Class 1 Shares (Inception Date – 5/01/18)
Beginning AUV	(a)N/A	(a)$9.146
	(b)N/A	(b)$9.122
Ending AUV	(a)$9.146	(a)$12.685
	(b)$9.122	(b)$12.601
Ending Number of AUs	(a)0	(a)0
	(b)0	(b)0

AUV - Accumulation Unit Value
AU - Accumulation Unit
(a)	Reflecting minimum Separate Account expenses
(b)	Reflecting maximum Separate Account expenses, with election of the optional Maximum Anniversary Value Death Benefit

Appendix B – Death Benefits Following Spousal Continuation

If your contract was issued prior to September 9, 2019 and you did not elect the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see Appendix G – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019
If your contract was issued between May 1, 2019 and September 8, 2019 and you elected either the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see this appendix for the Death Benefits Following Spousal Continuation applicable to your contract.
The following details the Contract Value, Return of Purchase Payment and Maximum Anniversary Value death benefits payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define “Continuation Purchase Payments” as Purchase Payments made on or after the Continuation Date.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if a living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•	If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal.
•	If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s
81st birthday and are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
•	If a withdrawal is taken on or after the Continuing Spouse’s 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday.
Contract Value Death Benefit Payable Upon Continuing Spouse’s Death
The Contract Value death benefit, included in the contract for no additional fee, will be equal to the contract value on the business day during which we receive all required documentation.
The Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit, if elected, are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.
Return of Purchase Payment and Maximum Anniversary Value death benefit Payable Upon Continuing Spouse’s Death:
A.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit without election of a Living Benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit

If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Net Purchase Payments; or
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
B.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit with election of a Living Benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Purchase Payments received reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Purchase Payments received reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death and reduced by:
(i)	any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or
(ii)	any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
We reserve the right to modify, suspend or terminate the Spousal Continuation provision (in its entirety or any component) at any time for prospectively issued contracts.

Appendix C – Formula and Examples of Calculations of the Polaris Income Plus Flex and Polaris Income Plus Daily Flex Fee

The fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex is assessed against the Income Base and deducted from the contract value at the end of each Benefit Quarter.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/4). If you change your Income Option election on the Activation Date, the quarterly fee can increase no more than 0.1625% [(.40% + 0.25%)/4] on the first Benefit Quarter Anniversary following the Activation Date.
Lifetime Income Option Change Fee*	0.25%
*	The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot be more than 0.625% (2.50%/4) for each Benefit Quarter. The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the quarterly average of the daily VIX squared values (VIX multiplied by VIX on the same day) as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the “Quarterly Average (Daily VIX2)”). In general, as the Quarterly Average (Daily VIX2) decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.
If you change your Lifetime Income Option on the Activation Date, the Lifetime Income Option Change fee will be assessed and deducted from your contract value starting on the first Benefit Quarter Anniversary following the Activation Date and quarterly thereafter. The fee is calculated as a percentage of the Income Base. The sum of the Living Benefit fee and Lifetime Income Option Change fee cannot exceed the Maximum Annual Fee Rate shown in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
The example below will assume the election of Polaris Income Plus Flex for one Covered Person with Lifetime Income Option 1. The Initial Annual Fee Rate is 1.25%. The steps for calculating the fee rates are the same for all features and number of Covered Persons.
Example
Assumptions:
•	Polaris Income Plus Flex Lifetime Income Option 1 for one Covered Person was elected at issue.
The assumed Quarterly Averages (Daily VIX2) are as displayed from the table below:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value*	Annual Fee Rate	Quarterly Fee Rate**
1st	525.71	N/A	1.25%	0.3125%
2nd	412.12	N/A	1.25%	0.3125%
3rd	770.25	N/A	1.25%	0.3125%
4th	573.97	N/A	1.25%	0.3125%
5th	204.42	1.06%	1.06%	0.2650%
*	The Calculated Formula Value equals the number resulting from the application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase or decrease to determine the annual fee rate each quarter.
**	The Quarterly Fee Rate is the Annual Fee Rate divided by 4.
The Annual Fee Rates and Quarter Fee Rates are calculated as follows:
In the 5th Benefit Quarter, the Quarterly Average (Daily VIX2) is 204.42. We calculate the Annual Fee Rate in the 5th Benefit Quarter as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [204.42/33 – 10]}
1.25% + [0.05% x (–3.81)]
1.25% + (–0.19%) = 1.06% (Annual Fee Rate)

Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.25% – 1.06% = 0.19% which is within 0.40% of the previous Annual Fee Rate (1.25%).
1.06% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than Maximum Annual Fee Rate (2.50%)
Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.06%
The Quarterly Fee Rate is 0.2650% (or 1.06% divided by 4).
After the 5th Benefit Quarter, until the 12th Benefit Quarter, the assumed Quarterly Averages (Daily VIX2) are as displayed from the table below:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value	Annual Fee Rate	Quarterly Fee Rate
6th	351.93	1.28%	1.28%	0.3200%
7th	307.03	1.22%	1.22%	0.3050%
8th	602.30	1.66%	1.62%	0.4050%
9th	698.25	1.81%	1.81%	0.4525%
10th	323.74	1.24%	1.41%	0.3525%
11th	525.72	1.55%	1.55%	0.3875%
12th	765.45	1.91%	1.91%	0.4775%
The Annual Fee Rates and Quarterly Fee Rates are calculated as follows:
In the 8th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 602.30. We calculate the Annual Fee Rate on the 8th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [602.30/33 – 10]}
1.25% + [0.05% x (8.25)]
1.25% + 0.41% = 1.66% (Annual Fee Rate)
Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.66% – 1.22% = 0.44% which is more than 0.40% higher of the previous Annual Fee Rate of 1.22%.
The Annual Fee Rate is adjusted to be exactly 0.40% higher than the previous Annual Fee Rate, which is 1.62% (1.22% + 0.40%). This is within the Minimum and Maximum Annual Fee Rates.
Therefore, the Quarterly Fee Rate is 0.4050% (or 1.62% divided by 4).
In the 10th Benefit Quarter, the Quarterly Average (Daily VIX2) decreases to 323.74. We calculate the Annual Fee Rate on the 10th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [323.74/33 – 10]}
1.25% + [0.05% x (–0.19)]
1.25% + (–0.01%) = 1.24% (Annual Fee Rate)
Step 2:	Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase or Decrease
1.81% – 1.24% = 0.57% which is more than 0.40% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 1.81%.
The Annual Fee Rate is adjusted to be exactly 0.40% lower than the previous Annual Fee Rate, which is 1.41% (1.81% – 0.40%).
Therefore, the Quarterly Fee Rate is 0.3525% (or 1.41% divided by 4).
Assume that Lifetime Income is activated and Lifetime Income Option 1 was changed to Lifetime Income Option 2 during the 13th Benefit Quarter.
The assumed Quarterly Averages (Daily VIX2) are as follows:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Formula Value	Annual Fee Rate	Quarterly Fee Rate	Annual Lifetime Income Option Change Fee	Quarterly Lifetime Income Option Change Fee
12th	765.45	1.91%	1.91%	0.4775%	N/A	N/A
13th	957.12	2.20%	2.45%	0.6125%	0.25%	0.0625%
14th	1,025.43	2.30%	2.50%	0.6250%	0.20%	0.0500%
15th	721.89	1.84%	2.15%	0.5375%	0.25%	0.0625%
16th	207.38	1.06%	1.75%	0.4375%	0.25%	0.0625%
On every Benefit Quarter after the 14th, the combined Annual Fee Rate, which includes the Income Option Change Fee, will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2), subject to the Minimum and Maximum Annual Fee Rates shown above.

In the 13th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 957.12. We calculate the Annual Fee Rate on the 13th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [957.12/33 – 10]}
1.25% + (0.05% x 19)
1.25% + 0.95% = 2.20% (Annual Fee Rate without Lifetime Income Option Change Fee)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
2.20% - 1.91% = 0.29% which is within 0.40% of the previous Annual Fee Rate (1.91%). This is within the Minimum and Maximum Annual Fee Rates.
Step 3:	Combine the Annual Fee Rate calculated in Step 2 with the Lifetime Income Option Change Fee Rate of 0.25% to determine that it is within the Maximum Annual Fee Rate.
2.20% + 0.25% = 2.45% which is within the Maximum Annual fee Rate (2.50%).
Therefore, the Quarterly Fee Rate is 0.6125% (or 2.45% divided by 4).
In the 14th Benefit Quarter, the Quarterly Average (Daily VIX2) increases to 1,025.43. We calculate the Annual Fee Rate on the 14th Benefit Quarter Anniversary as follows:
Step 1:	Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.25% + {0.05% x [1,025.43/33 – 10]}
1.25% + (0.05% x 21.07)
1.25% + 1.05% = 2.30% (Annual Fee Rate without Lifetime Income Option Change Fee)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
2.30% - 2.20% = 0.10% which is within 0.40% of the previous Annual Fee Rate (2.20%). This is within the Minimum and Maximum Annual Fee Rates.
Step 3:	Combine the Annual Fee Rate calculated in Step 2 with the Lifetime Income Option Change Fee Rate of 0.25% to determine that it is within the Maximum Annual Fee Rate.
2.30% + 0.25% = 2.55% which is higher than the Maximum Annual fee Rate (2.50%). The sum of the Living Benefit fee and the Lifetime Income Option Change fee is adjusted to be 2.50%.
Therefore, the Lifetime Income Option Change fee charged is 0.20% (2.50% - 2.30%), and the Quarterly Fee Rate is 0.6250% (or 2.50% divided by 4).
After the 14th Benefit Quarter, the combined Annual Fee Rate will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2). If your contract value falls to zero, the fee will no longer be deducted.

Appendix D – OPTIONAL Living Benefits Examples

The following examples demonstrate how increases to the Income Base and withdrawals taken from the contract affect the values of the currently offered Living Benefits – Polaris Income Plus Flex and Polaris Income Plus Daily Flex. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Examples 1 through 6 below assume election of Polaris Income Plus Flex Income Option 1 (one Covered Person). Examples 7 through 12 below assume election of Polaris Income Plus Daily Flex Income Option 1 (one Covered Person).
Example 1: Initial Values
The values shown below are based on the following assumptions:
•	Benefit Effective Date = contract issue date
•	Initial Purchase Payment = $100,000
•	Income Credit Percentage = 5.25%
•	Covered Person = Owner age 65 on the Benefit Effective Date
•	Maximum Annual Withdrawal Percentage = 6.00%

Values as of	Purchase Payments Invested	Contract Value	Income Base	Income Credit Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	$100,000	$100,000	$6,000
•	Income Base = Initial Purchase Payment = $100,000
•	Income Credit Base = Initial Purchase Payment = $100,000
•	Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage
= $100,000 x 6.0% = $6,000, if Lifetime Income is activated
Example 2: Impact of Adding Subsequent Purchase Payments and Attaining Higher Anniversary Values
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•	Subsequent Purchase Payment invested in the first Benefit Year = $60,000.
•	Subsequent Purchase Payment invested in the second Benefit Year = $90,000.
•	No withdrawals taken in the first 2 Benefit Years.

Values as of	Purchase Payment Invested	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	—	$100,000	$100,000	—	$6,000
Year 1	$60,000	$165,000	—	$160,000	$160,000	—	$9,600
1st Anniversary	—	$170,000	$170,000	$170,000	$170,000	$8,400	$10,200
Year 2	$90,000	$255,000	—	$260,000	$260,000	—	$15,600
2nd Anniversary	—	$287,000	$287,000	$287,000	$287,000	$13,650	$17,220
The values of the feature are impacted by adding subsequent Purchase Payments and attaining Higher Anniversary Values as follows:
•	The Income Base, Income Credit Base and the Maximum Annual Withdrawal Amount (“MAWA”) are recalculated at the time each subsequent Purchase Payment is received.
•	The Income Base and Income Credit Base are increased to a Higher Anniversary Value on each Benefit Year Anniversary if the Anniversary Value is greater than the current Income Base plus the Income Credit; and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the value of the new Income Base.

○	In year 1, a subsequent Purchase Payment of $60,000 was added. The Income Base and Income Credit Base were increased to $160,000 ($100,000 + $60,000); and the MAWA was increased to $9,600 ($160,000 x 6.00%).
○	On the 1st Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $170,000 ($170,000 is greater than $160,000 + $8,400 Income Credit); and the MAWA was increased to $10,200 ($170,000 x 6.00%).
○	In year 2, a subsequent Purchase Payment of $90,000 was added. The Income Base and Income Credit Base were increased to $260,000 ($170,000 + $90,000); and the MAWA was increased to $15,600 ($260,000 x 6.00%).
○	On the 2nd Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $287,000 ($287,000 is greater than $260,000 + $13,650 Income Credit); and the MAWA was increased to $17,220 ($287,000 x 6.00%).
Example 3: Impact of Taking Withdrawals prior to the Activation Date
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•	A withdrawal of $5,000 was taken in the 3rd Benefit Year, prior to the Activation Date.

As of	Withdrawal Taken	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount upon Activation
2nd Anniversary	—	$287,000	$287,000	$287,000	$287,000	$13,650	$17,200
Year 3	$5,000	$300,000	—	$282,217	$282,217	—	$16,933
3rd Anniversary	—	$310,000	$310,000	$310,000	$310,000	$14,816	$18,600
•	The Income Base and Income Credit Base are in the same proportion by which the contract value is reduced by the withdrawal amount.
○	In year 3, the reduction proportion was 1.6667% ($5,000/$300,000); the reduced Income Base and Income Credit Base were $282,217 ($287,000 x [1 – 1.6667%]).
○	On the 3rd Benefit Year Anniversary, the Income Base and Income Credit Base were increased to $310,000 (Anniversary Value $310,000 is greater than $282,217 + $14,816 Income Credit) and the MAWA was increased to $18,600 ($310,000 x 6.00%).
Example 4: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:
•	Withdrawals of 5% of Income Base taken in the fourth and fifth Benefit Years, after the Activation Date.

As of	Withdrawal Taken	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount
3rd Anniversary	—	$310,000	$310,000	$310,000	$310,000	$14,816	$18,600
Year 4	$15,500	$315,000	—	$310,000	$310,000	—	$18,600
4th Anniversary	—	$310,000	$310,000	$310,775	$310,000	$775	$18,647
Year 5	$15,539	$302,000	—	$310,775	$310,000	—	$18,647
5th Anniversary	—	$305,000	$305,000	$311,550	$310,000	$775	$18,693
•	In year 4, a Lifetime Income amount of $15,500 was withdrawn.
•	In year 5, a Lifetime Income amount of $15,539 was withdrawn.
The values of the feature are impacted by Lifetime Income withdrawals taken as follows:
•	The Income Base and Income Credit Base are not reduced because the amount of the Lifetime Income withdrawal taken was less than the Maximum Annual Withdrawal Amount (“MAWA”).
○	In year 4, $15,500 was withdrawn and is less than MAWA of $18,600.
○	In year 5, $15,539 was withdrawn and is less than MAWA of $18,647.

•	The Income Credit Percentage used to determine the amounts of the Income Credit added on the 4th and 5th Benefit Year Anniversaries were reduced by the percent withdrawn (5.25% Income Credit Percentage – 5% withdrawal = 0.25% Income Credit Percentage).
Income Credit = $775 ($310,000 Income Credit Base x 0.25% Income Credit Percentage)
Note:    When the Income Base is increased due to the addition of the Income Credit, the Income Credit Base is not increased. The Income Credit Base is increased by the addition of subsequent Purchase Payments and when the Income Base is increased to the Higher Anniversary Value (as shown in Example 2 above).
Example 5: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:
•	Withdrawals of 8% of Income Base taken in the sixth and seventh Benefit Years.

As of	Withdrawal Taken	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount
5th Anniversary	—	$305,000	$305,000	$311,550	$310,000	$775	$18,693
Year 6	$24,924	$280,000	—	$304,770	$303,253	—	$18,286
6th Anniversary	—	$290,000	$290,000	$304,770	$303,253	$0	$18,286
Year 7	$24,382	$260,000	—	$297,933	$296,451	—	$17,876
7th Anniversary	—	$230,000	$230,000	$297,933	$296,451	$0	$17,876
The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) after the Activation Date as follows:
•	The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA.
○	In year 6, the reduction proportion was 2.1763% ([$24,924 - $18,693] / [$305,000 - $18,693]); the Income Base was reduced to $304,770 ($311,550 x [1 – 2.1763%]); the Income Credit Base was reduced to $303,253 ($310,000 x [1 – 2.1763%]); and the MAWA was reduced to $18,286 ($304,770 x 6.00%).
○	In year 7, the reduction proportion was 2.2433% ([$24,382 – $18,286] / [$290,000 - $18,286]); the Income Base was reduced to $297,933 ($304,770 x [1 – 2.2433%]); the Income Credit Base was reduced to $296,451 ($303,253 x [1 – 2.2433%]); and the MAWA was reduced to $17,876 ($297,933 x 6.00%).
•	The Income Credit Percentage is reduced to 0% because the withdrawal taken was in excess of the MAWA.
•	The MAWA is recalculated based on the reduced Income Base.
Example 6: Protected Income Payment
The values shown below are based on the assumptions stated in Examples 1, 2, 3, 4 and 5 above, in addition to the following:
•	Contract values as shown below and reduced to $0 in Year 11 due to market conditions.
•	No withdrawals taken after the seventh Benefit Year.

Values as of	Assumed Contract Value	Anniversary Value	Income Base	Income Credit Base	Income Credit	Maximum Annual Withdrawal Amount	Protected Income Payment
7th Anniversary	$230,000	$230,000	$297,933	$296,451	$0	$17,876	—
8th Anniversary	$150,000	$150,000	$313,496	$296,451	$15,564	$18,810	—
9th Anniversary	$100,000	$100,000	$329,060	$296,451	$15,564	$19,744	—
10th Anniversary	$50,000	$50,000	$344,624	$296,451	$15,564	$20,677	—
Year 11	$0	$0	$344,624	$296,451	—	$20,677	—
11th Anniversary	$0	$0	$344,624	$296,451	—	—	$13,785
•	The Protected Income Payment of $13,785 ($344,624 x 4%) will be paid for the lifetime of the Covered Person.
Examples 7-12 below assume election of Polaris Income Plus Daily Flex Income Option 1 (one Covered Person).

Example 7: Initial Values
The values shown below are based on the following assumptions:
•	Benefit Effective Date = contract issue date
•	Initial Purchase Payment = $100,000
•	Covered Person = Owner age 65 on the Benefit Effective Date
•	Maximum Annual Withdrawal Percentage = 6.00%

Value as of	Purchase Payments Invested	Contract Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	$100,000	$100,000	$6,000
•	Minimum Income Base = Income Base = Initial Purchase Payment = $100,000
•	Maximum Annual Withdrawal Amount = Income Base x Maximum Annual Withdrawal Percentage
= $100,000 x 6.00% = $6,000, if Lifetime Income is activated
Example 8: Impact of Increase in Income Base due to Daily Step-up Values, Adding Subsequent Purchase Payments, and Minimum Income Base at Benefit Year Anniversaries prior to the Activation Date
The values shown below are based on the assumptions stated in Example 7 above, in addition to the following:
•	Subsequent Purchase Payment invested in the 1st Benefit Year = $60,000
•	Subsequent Purchase Payment invested in the 2nd Benefit Year = $90,000
•	No withdrawals taken in the first 2 Benefit Years
•	The Maximum Annual Withdrawal Amounts in this example are only available if Lifetime Income is activated

Values as of	Purchase Payment Invested	Assumed Contract Value	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
Benefit Effective Date	$100,000	$100,000	—	$100,000	$100,000	$6,000
Year 1 – Day 25	—	$102,000	$102,000	$100,000	$102,000	$6,120
Year 1 – Day 105	—	$105,000	$105,000	$100,000	$105,000	$6,300
Year 1 – Day 200	$60,000	$162,000	—	$160,000	$165,000	$9,900
Year 1 – Day 300	—	$166,000	$166,000	$160,000	$166,000	$9,960
1st Anniversary	—	$167,000	$167,000	$168,000	$168,000	$10,080
Year 2 – Day 180	$90,000	$250,000	—	$258,000	$258,000	$15,480
Year 2 – Day 250	—	$280,000	$280,000	$258,000	$280,000	$16,800
2nd Anniversary	—	$279,000	—	$270,500	$280,000	$16,800
The values of the feature are impacted by attaining the daily Step-up Values, adding subsequent Purchase Payments, and comparing to the Minimum Income Base at Benefit Year Anniversaries when no Lifetime Income withdrawals have been taken as follows:
•	If no withdrawals have been taken, the Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base, only available after Lifetime Income is activated
•	The Income Base and the Maximum Annual Withdrawal Amount (“MAWA”) are recalculated at the time each subsequent Purchase Payment is received.
○	In year 1 – day 25, the Income Base was increased to the Step-up Value of $102,000 (Contract Value $102,000 is greater than the current Income Base $100,000) and the MAWA was increased to $6,120 ($102,000 x 6.00%).

○	In year 1 – day 105, the Income Base was increased to the Step-up Value of $105,000 (Contract Value $105,000 is greater than the current Income Base $102,000) and the MAWA was increased to $6,300 ($105,000 x 6.00%)
○	In year 1 – day 200, the Minimum Income Base was increased to $160,000 ($100,000 + $60,000 subsequent Purchase Payment), the Income Base was increased to $165,000 ($105,000 + $60,000 subsequent Purchase Payment) and the MAWA was increased to $9,900 ($165,000 x 6.00%).
•	While no Lifetime Income withdrawals have been taken, the Income Base continues to be increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (“MAWA”) is recalculated based on the new Income Base. At Benefit Year Anniversaries, the Income Base can also step up to the Minimum Income Base if the Minimum Income Base is greater than the current Income Base.
○	In year 1 – day 300, the Income Base was increased to the Step-up Value of $166,000 (Contract Value $166,000 is greater than the current Income Base $165,000) and the MAWA was increased to $9,960 ($166,000 x 6.00%).
○	On the 1st Benefit Year Anniversary, the Income Base was increased to the Minimum Income Base of $168,000 ($160,000 x 105%, Minimum Income Base $168,000 is greater than both Step-Up Value $167,000 and current Income Base $166,000) and the MAWA was increased to $10,080 ($168,000 x 6.00%).
○	In year 2 – day 180, the Income Base was increased to $258,000 ($168,000 + $90,000 subsequent Purchase Payment), and the MAWA was increased to $15,480 ($258,000 x 6.00%).
○	In year 2 – day 250, the Income Base was increased to the Step-up Value of $280,000 (Contract Value $280,000 is greater than the current Income Base $258,000) and the MAWA was increased to $16,800 ($280,000 x 6.00%).
○	On the 2nd Benefit Year Anniversary, the Income Base remained unchanged at $280,000 (current Income Base $280,000 is greater than Minimum Income Base $270,500 ($160,000 1st year Purchase Payments x 110% + $90,000 2nd year Purchase Payment x 105%) and the MAWA also remained unchanged at $16,800.
Example 9: Impact of Taking Withdrawals prior to the Activation Date
The values shown below are based on the assumptions stated in the Examples 7 and 8 above, in addition to the following:
•	Withdrawals of $5,000 was taken in Benefit Year 3, prior to the Activation Date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
2nd Anniversary	$279,000	—	—	$270,500	$280,000	$16,800
Year 3 – Day 45	$290,000	—	$290,000	$270,500	$290,000	$17,400
Year 3 – Day 155	$285,000	$5,000	—	$265,754	$284,912	$17,095
Year 3 – Day 275	$300,000	—	$300,000	$265,754	$300,000	$18,000
3rd Anniversary	$310,000	—	$310,000	$278,035	$310,000	$18,600
○	In year 3 – day 45, the Income Base was increased to the Step-up Value of $290,000 (Contract Value $290,000 is greater than the current Income Base $280,000) and the MAWA was increased to $17,400 ($290,000 x 6.00%).
○	In year 3 – day 155, the reduction proportion was 1.7544% ($5,000 Withdrawal/$285,000 Contract Value). The reduced Income Base was $284,912 ($290,000 x [1 – 1.7544%]) and the reduced MAWA was $17,095 ($284,912 x 6.00%). The reduced Minimum Income Base was $265,754 (110% x 1st year reduced Purchase Payments $157,193 [$160,000 x {1 – 1.7544%}] plus 105% x 2nd year reduced Purchase Payment $88,421 [$90,000 x {1 – 1.7544%}])
○	In year 3 – day 275, the Income Base was increased to the Step-up Value of $300,000 (Contract Value $300,000 Contract Value was greater than current Income Base $284,912) and the MAWA was increased to $18,000 ($300,000 x 6.00%).
○	On the third Benefit Year Anniversary, the Income Base was increased to the Step-up Value of $310,000 ($310,000 Contract Value $310,000 was greater than both current Income Base $300,000 and Minimum Income Base $278,035 (115% x $157,193 + 110% x $88,421) and the MAWA was increased to $18,600 ($310,000 x 6.00%).

Example 10: Impact of Taking Withdrawals up to the Maximum Annual Withdrawal Amount after the Activation Date
The values shown below are based on the assumptions stated in the Examples 7, 8 and 9 above, in addition to the following:
•	Withdrawals less than or equal MAWA are taken in the 4th and 5th Benefit Years, after the Activation Date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Minimum Income Base	Income Base	Maximum Annual Withdrawal Amount upon Activation
3rd Anniversary	$310,000	—	$310,000	$287,035	$310,000	$18,600
Year 4 – Day 65	$315,000	—	$315,000	$287,035	$315,000	$18,900
Year 4 – Day 92	$312,000	$10,000	—	—	$315,000	$18,900
Year 4 – Day 350	$320,000	—	$320,000	—	$315,000	$18,900
4th Anniversary	$311,000	—	—	—	$320,000	$19,200
Year 5 – Day 75	$325,000	—	$325,000	—	$320,000	$19,200
Year 5 – Day 80	$322,000	$19,200	—	—	$320,000	$19,200
5th Anniversary	$317,000	—	—	—	$325,000	$19,500
Year 6 – Day 155	$330,000	—	$330,000	—	$325,000	$19,500
6th Anniversary	$329,000	—	—	—	$330,000	$19,800
•	In year 4, a Lifetime Income amount of $10,000, less than MAWA was withdrawn.
•	In year 5, a Lifetime Income amount of $19,200, equal to MAWA was withdrawn.
The values of the feature are impacted prior to and after the withdrawals are taken as follows:
•	Prior to the Activation Date, the Income Base is increased to the Step-up Values on a daily basis and the Maximum Annual Withdrawal Amount (MAWA) is recalculated based on the new Income Base.
○	In year 4 – day 65, the Income Base was increased to the Step-up Value of $315,000 (Contract Value $315,000 is greater than the current Income Base $310,000) and the MAWA was increased to $18,900 ($315,000 x 6.00%).
○	In year 4 – day 92, after the Activation Date, a Lifetime Income amount of $10,000 was withdrawn, and was less than the MAWA of $18,900. The Income Base ($315,000) and the MAWA ($18,900) remained unchanged.
•	After the first Lifetime Income withdrawal has been taken, The Minimum Income Base is no longer available, and the Income Base is not increased until the next Benefit Year Anniversary date, looking back at the Step-up Values following the first Lifetime Income withdrawal.
○	In year 4 – day 350, there was a Step-up Value of $320,000, but the Income Base ($315,000) and the MAWA ($18,900) remained unchanged.
○	On the 4th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $320,000 that had occurred between the date of the Lifetime Income withdrawal and the 4th Benefit Year Anniversary date, and the MAWA was increased to $19,200 ($320,000 x 6.00%).
•	Past the first Benefit Year Anniversary date after the first Lifetime Income withdrawal has been taken, the Income Base is not increased until the next Benefit Year Anniversary date, looking back at the Step-up Values in the immediately preceding Benefit Year.
○	In year 5 – day 75, there was a Step-up Value of $325,000, but the Income Base ($320,000) and the MAWA ($19,200) remained unchanged.
○	In year 5 – day 80, a Lifetime Income amount $19,200 was withdrawn and was equal to the MAWA of $19,200. The Income Base ($320,000) and the MAWA ($19,200) remained unchanged.
○	On the 5th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $325,000 that had occurred during the immediately preceding Benefit Year, and the MAWA was increased to $19,500 ($325,000 x 6.00%).
○	In year 6 – day 155, there was a Step-up Value of $330,000, but the Income Base ($325,000) and the MAWA ($19,500) remained unchanged.

○	On the 6th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $330,000 that had occurred during the immediately preceding Benefit Year, and the MAWA was increased to $19,800 ($330,000 x 6.00%).
Example 11: Impact of Taking Excess Withdrawals (in excess of the Maximum Annual Withdrawal Amount) after the Activation Date
The values shown below are based on the assumptions stated in the Examples 7, 8, 9 and 10 above, in addition to the following:
•	Withdrawal of 8% of Income Base taken in the 6th and 7th contract years.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount
6th Anniversary	$329,000	—	—	$330,000	$19,800
Year 7 – Day 37	$321,000	$26,400	—	$322,769	$19,366
Year 7 – Day 362	$325,000	—	$325,000	$322,769	$19,366
7th Anniversary	$317,000	—	—	$325,000	$19,500
Year 8 – Day 46	$307,000	$26,000	—	$317,652	$19,059
8th Anniversary	$270,000	—	—	$317,652	$19,059
The values of the feature are impacted by taking withdrawals in excess of the Maximum Annual Withdrawal Amount (“MAWA”) as follows:
•	The Income Base and Income Credit Base are reduced by the same proportion by which the contract value is reduced by the amount in excess of the MAWA.
○	In year 7 – day 37, the reduction proportion is 2.1912% ([$26,400 - $19,800] / [$321,000 - $19,800]); the reduced Income Base was $322,769 ($330,000 x [1 – 2.1912%]) and the reduced MAWA was $19,366 ($322,769 x 6.00%).
○	In year 7 – day 362, there was a Step-up Value of $325,000, but the Income Base ($322,769) and the MAWA ($19,366) remained unchanged.
○	On the 7th Benefit Year Anniversary date, the Income Base was increased to the Step-up Value $325,000 that had occurred after the Excess Withdrawal, and the MAWA was increased to $19,500 ($325,000 x 6.00%).
○	In year 8 – day 46, the reduction proportion was 2.2609% ([$26,000 – $19,500] / [$307,000 - $19,500]); the reduced Income Base was $317,652 ($325,000 x [1 – 2.2609%]); and the reduced MAWA was $19,059 ($317,652 x 6.00%).
Example 12: Protected Income Payment
The values shown below are based on the assumptions stated in Examples 7, 8, 9, 10 and 11 above, in addition to the following:
•	Contract value as shown and reduced to $0 in Year 12 due to market conditions.
•	MAWA withdrawals were taken every year.
•	There were no Step-up Values after the 8th Benefit Year Anniversary date.

Value as of	Assumed Contract Value	Withdrawal Taken	Step-up Value	Income Base	Maximum Annual Withdrawal Amount	Protected Income Payment
8th Anniversary	$270,000	—	—	$317,652	$19,059	—
9th Anniversary	$150,000	$19,059	—	$317,652	$19,059	—
10th Anniversary	$100,000	$19,059	—	$317,652	$19,059	—
11th Anniversary	$50,000	$19,059	—	$317,652	$19,059	—
Year 12 – Day 81	$0	$19,059	—	$317,652	$19,059	—
12th Anniversary	$0	$0	—	$317,652	—	$12,706
•	The Protected Income Payment of $12,706 ($317,652 x 4%) will be paid for the lifetime of the Covered Person.

Appendix E – State Contract Availability and/or Variability

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Annuity Date	You may switch to the Income Phase any time after your first contract anniversary.	Florida Oregon
Cancellation of Living Benefit	Amounts allocated to the Secure Value Account will be automatically transferred to the Goldman Sachs VIT Government Money Market Fund or similar money market portfolio.	Washington
Free Look	If you are age 65 or older on the contract issue date, the Free Look period is 30 days.	Arizona
Free Look	If you are age 60 or older on the contract issue date:
The Free Look period is 30 days; and
If you invest in the Money Market Portfolio, the Free Look amount is calculated as the Purchase Payments paid; or
If you invest in Variable Portfolio(s), the Free Look amount is calculated as the greater of (1) Purchase Payments or (2) the value of your contract plus any fees paid on the day we received your request in Good Order at the Annuity Service Center.
	If you are younger than age 60 on the contract issue date, the Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	California
Free Look	The Free Look period is 21 days and the amount is calculated as the value of your contract plus fees and charges on the day we receive your request in Good Order at the Annuity Service Center.	Florida
Free Look	The Free Look period is 20 days.	Idaho North Dakota Rhode Island Texas
Free Look	The Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	Michigan Minnesota Missouri Texas
Free Look	The Free Look amount is calculated as the greater of (1) Purchase Payments including fees and charges or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center.	Arkansas
Joint Ownership	Benefits and Features to be made available to Domestic Partners	California District of Columbia Maine Nevada Oregon Washington Wisconsin
Joint Ownership	Benefits and Features to be made available to Civil Union Partners	California Colorado Hawaii Illinois New Jersey Rhode Island
Minimum Contract Value	The minimum remaining contract value after a partial withdrawal must be $2,000.	Texas
Polaris Income Plus Daily Flex Polaris Income Plus Flex	Charge will be deducted pro-rata from Variable Portfolios only.	Connecticut Hawaii Missouri Oregon Texas Vermont Virginia Washington
Polaris Income Plus	Charge will be deducted pro-rata from Variable Portfolios only.	Missouri Oregon Texas Washington
Polaris Income Plus Daily	Charge will be deducted pro-rata from Variable Portfolios only.	Hawaii Missouri Oregon Texas Washington
Premium Tax	We deduct premium tax charges of 0.50% for Qualified contracts and 2.35% for Non-Qualified contracts based on contract value when you begin the Income Phase.	California
E-1

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Premium Tax	We deduct premium tax charges of 2.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	Maine
Premium Tax	We deduct premium tax charges of 3.5% for Non-Qualified contracts based on contract value when you begin the Income Phase.	Nevada
Premium Tax	For the first $500,000 in the contract, we deduct premium tax charges of 1.25% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	South Dakota
Premium Tax	We deduct premium tax charges of 1.0% for Qualified contracts and 1.0% for Non-Qualified contracts based on contract value when you begin the Income Phase.	West Virginia
Premium Tax	We deduct premium tax charges of 1.0% for Non-Qualified contracts based on total Purchase Payments when you begin the Income Phase.	Wyoming
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Pennsylvania Texas
E-2

Appendix F – Living Benefits for Contracts Issued Prior to April 30, 2020

Polaris Income Plus Flex & Polaris Income Plus Daily Flex	F-1
Polaris Income Plus Flex & Polaris Income Plus Daily Flex Fee	F-15
Additional Important Information Applicable to Polaris Income Plus Flex & Polaris Income Plus Daily Flex	F-16
Polaris Income Plus & Polaris Income Plus Daily	F-19
Polaris Income Plus & Polaris Income Plus Daily Fee	F-28
Additional Important Information Applicable to Polaris Income Plus & Polaris Income Plus Daily	F-30

Polaris Income PLUS FLEX and POLARIS INCOME PLUS DAILY FLEX
If your contract was issued prior to April 30, 2020 and you elected the Polaris Income Plus Flex or Polaris Income Plus Daily Flex living benefit, the following provisions are applicable to the feature you elected.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s) or Income Options.
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the Contract Issue Date.
Benefit Quarter
Each consecutive 3-month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day. For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the Contract Issue Date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Changes
The Covered Person(s) may be changed in the event of Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Higher Anniversary Value
For Polaris Income Plus Flex, the current Anniversary Value that is greater than the current Income Base.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.

Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability Prior to the Activation Date	Income Credit Availability On or After Activation Date
Polaris Income Plus Flex	5.25% (For contracts purchased on or after March 30, 2020) 6% (For contracts purchased prior to March 30, 2020)	Available during the first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	Available during the first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage
Polaris Income Plus Daily Flex	Not available
Income Credit Base
Applicable to Polaris Income Plus Flex only, the Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Percentage
Applicable to Polaris Income Plus Flex only, a percentage of the Income Credit Base used to determine the Income Credit amount during the Income Credit Period. Please refer to Income Credit above for the Income Credit Percentage applicable to your contract.
Income Credit Period
Applicable to Polaris Income Plus Flex only, the period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Income Option
The Income Option is elected by You at contract issue. The Maximum Annual Withdrawal Amounts and Protected Income Payments offered in each Income Option vary by age and whether you elect one or two Covered Persons.
Income Option Change
A one-time opportunity to change the Income Option of your initial Living Benefit election on the Activation Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined below under “Are there investment requirements if I elect a Living Benefit?”
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base for Polaris Income Plus Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary if you have not activated Lifetime Income. Any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used to calculate the Minimum Income Base. If you activate Lifetime Income before the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base amount is calculated as a percentage of Purchase Payments as follows:
Minimum Income Base Period	Minimum Income Base Percentage (as a Percentage of the Purchase Payments*)
Activation Date on or after the 12th Benefit Year Anniversary	200% of Purchase Payments* received in the 1st Benefit Year, plus 100% of Purchase Payments* received after the 1st Benefit Year
*	Purchase Payments reduced proportionately for withdrawals taken prior to the Activation Date.

Minimum Income Base for Polaris Income Plus Daily Flex
The Minimum Income Base is a guaranteed minimum amount of the Income Base calculated on each Benefit Year Anniversary prior to the Activation Date and up to the 15th Benefit Year Anniversary. An annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary during the Minimum Income Base period, as long as the Activation Date is after each Benefit Year Anniversary indicated as follows:
Minimum Income Base Period (Lifetime Income is not activated prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the Purchase Payments)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
Prior to the Activation Date, any withdrawals taken will proportionately reduce all Purchase Payments used in the calculation of the Minimum Income Base. The Minimum Income Base is only available in the first 15 Benefit Years, or upon the Activation Date, if earlier.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
If you elect Polaris Income Plus Daily Flex, the Step-Up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex
How does Polaris Income Plus Flex work?
Polaris Income Plus Flex® locks in the greater of two values to determine the Income Base. The Income Base is initially equal to the first Purchase Payment. The Income Base is automatically locked in on each Benefit Year Anniversary, as the greater of (1) the Higher Anniversary Value, or (2) the Income Base increased by any available Income Credit.
Polaris Income Plus Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the contract’s Higher Anniversary Value, or an Income Base with an annual Income Credit, if any. If you elect Polaris Income Plus Flex, you may choose from Income Options 1, 2 or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Options (the “Income Option Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of one of the original Covered Person(s). You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit Base (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
The annual Income Credit is an amount we may add to the Income Base each year for the first 12 Benefit Years. The Income Credit is determined by multiplying the applicable Income Credit Percentage by the Income Credit Base. The Income Credit Percentage may be reduced if withdrawals are taken, as described below.
Prior to Activation Date, if withdrawals are taken, the Income Credit Percentage is not reduced, but any applicable Income Credit amount is reduced because it will be based on the proportionately reduced Income Credit Base.
On or after the Activation Date, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than the applicable Income Credit Percentage, thereby providing a guarantee that income can continue to increase during the first 12 years even after starting withdrawals. After the first 12 years, the Income Base may only increase to the Higher Anniversary Value.
If the Activation Date is after the 12th contract anniversary, and you do not take any withdrawals during the first

12 years, you will be eligible for the Minimum Income Base on the 12th Benefit Year Anniversary. Please see “How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?” below.
How does Polaris Income Plus Daily Flex work?
Polaris Income Plus Daily Flex® offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect Polaris Income Plus Daily Flex, you may choose from Income Options 1, 2, or 3, but must elect the date on which your Lifetime Income is activated (the “Activation Date”).
Polaris Income Plus Daily Flex allows you flexibility to make a one-time change to your initial elections of: 1) Covered Person(s) (the “Covered Person Change”) and 2) Income Option (the “Income Option Change”) on the Activation Date. The Covered Person(s) Change is permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract. You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base, Income Credit (if applicable), and Purchase Payments used in the calculation of the Minimum Income Base.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases in the Income Base work under Polaris Income Plus Daily Flex?” below.
What are the differences between Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
Living Benefit Parameter	Polaris Income Plus Flex	Polaris Income Plus Daily Flex
Initial Annual Fee	1.25% One Covered Person 1.25% Two Covered Persons
Minimum Income Base	Minimum Income Base Percentage: 200% of Purchase Payments received in 1st Benefit Year
100% of Purchase Payments received after 1st Benefit Year
	Minimum Income Base Period: 12 years if Lifetime Income is NOT activated	Range of Minimum Income Base Percentage: 105% - 175% Minimum Income Base Period: Years 1-15; upon the Activation Date, no further adjustments are made to the Minimum Income Base
Income Credit – Prior to the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit Base and Income Base are reduced proportionately for any withdrawals taken prior to the Activation Date	N/A
Income Credit – On or After the Activation Date	Income Credit available in first 12 Benefit Years – the Income Credit is reduced, but not eliminated in any Benefit Year on or after the Activation date in which cumulative withdrawals are less than the applicable Income Credit Percentage	N/A
Frequency of Step-up Values	Annual	Daily
Investment Requirements	10% in Secure Value Account 90% in Variable Portfolios (total of 19 investment options)	Allocation Structure:
10% in Secure Value Account
90% in Variable Portfolios
Asset Allocation Portfolios (38 investment options)
or
Build Your Own Allocation
(79 investment options that cross 12 asset classes)
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) and whether your contract value is greater than or equal to zero on the Activation Date.

While the contract value is greater than zero and on or after the Activation Date, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income
Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my living benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
POLARIS INCOME PLUS FLEX
If your contract was purchased between March 30, 2020 and April 29, 2020, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	3.50% / 3.00%(2)	3.50% / 3.00%(2)	2.75% / 2.75%
One Covered Person (Age 60 - 64)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%(3)	3.00% / 3.00%(3)	2.50% / 2.50%
Two Covered Persons (Age 60 - 64)	4.00% / 3.00%(3)	4.00% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	4.00% / 3.00%(2)	4.00% / 3.00%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.00% / 3.00%(2)	5.00% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.

(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between May 1, 2019 and October 6, 2019, and you elected the optional Polaris Income Plus Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Flex Income Option 1	Polaris Income Plus Flex Income Option 2	Polaris Income Plus Flex Income Option 3
One Covered Person (Age 45 - 59)	4.50% / 3.00%(2)	4.50% / 3.00%(2)	3.75% / 3.75%
One Covered Person (Age 60 - 64)	5.50% / 3.00%(2)	5.50% / 3.00%(2)	4.25% / 4.25%
One Covered Person (Age 65 - 71)	6.50% / 4.50%	7.50% / 3.50%	5.50% / 5.50%
One Covered Person (Age 72 and Older)	7.00% / 4.50%	8.00% / 3.50%	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.50% / 3.00%(3)	3.50% / 3.00%(3)	3.25% / 3.25%
Two Covered Persons (Age 60 - 64)	4.50% / 3.00%(3)	4.50% / 3.00%(3)	3.75% / 3.75%
Two Covered Persons (Age 65 - 71)	6.00% / 4.50%	7.00% / 3.50%	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	6.50% / 4.50%	7.50% / 3.50%	5.25% / 5.25%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a new Higher Anniversary Value on or after the younger Covered Person’s 65th birthday.
POLARIS INCOME PLUS DAILY FLEX
If your contract was purchased between March 30, 2019 and April 29, 2020, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	3.25% / 2.75%(2)	3.25% / 2.75%(2)	2.50% / 2.50%
One Covered Person (Age 60 - 64)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
One Covered Person (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%(3)	2.75% / 2.75%(3)	2.25% / 2.25%
Two Covered Persons (Age 60 - 64)	3.75% / 2.75%(3)	3.75% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 65 - 71)	5.50% / 4.00%	6.50% / 3.00%	4.25% / 4.25%
Two Covered Persons (Age 72 and Older)	6.00% / 4.00%	7.00% / 3.00%	4.50% / 4.50%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	3.75% / 2.75%(2)	3.75% / 2.75%(2)	3.00% / 3.00%
One Covered Person (Age 60 - 64)	4.75% / 2.75%(2)	4.75% / 2.75%(2)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.50% / 4.00%	7.50% / 3.00%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.00% / 4.00%	8.00% / 3.00%	5.50% / 5.50%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.25% / 2.75%(3)	4.25% / 2.75%(3)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	6.00% / 4.00%	7.00% / 3.00%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.50% / 4.00%	7.50% / 3.00%	5.00% / 5.00%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.00% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.
If your contract was purchased between May 1, 2019 and October 6, 2019, and you elected the optional Polaris Income Plus Daily Flex living benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Plus Daily Flex Income Option 1	Polaris Income Plus Daily Flex Income Option 2	Polaris Income Plus Daily Flex Income Option 3
One Covered Person (Age 45 - 59)	4.25% / 2.75%(2)	4.25% / 2.75%(2)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	5.25% / 3.00%(2)	5.25% / 3.00%(2)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	6.50% / 4.50%	7.50% / 3.50%	5.50% / 5.50%
One Covered Person (Age 72 and Older)	7.00% / 4.50%	8.00% / 3.50%	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(3)	3.25% / 2.75%(3)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	4.25% / 3.00%(3)	4.25% / 3.00%(3)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	6.00% / 4.50%	7.00% / 3.50%	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	6.50% / 4.50%	7.50% / 3.50%	5.25% / 5.25%
(1)	If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.50% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.

Investment Requirements for Polaris Income Plus Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Flex, you must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA American Funds VCP Managed Allocation*
SA BlackRock VCP Global Multi Asset*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
** You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
Investment Requirements for Polaris Income Plus Daily Flex Income Option 1, 2 or 3
If you elect Polaris Income Plus Daily Flex, you must allocate your assets in accordance with the option below or Build Your Own Allocation:
10% Secure Value Account	Asset Allocation Portfolios
Up to 90% in one or more of the following Variable Portfolios:
Individually Managed Asset Allocation Portfolios:
SA American Funds Asset Allocation
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Actively Managed Fund-of-Funds:
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
Index Fund-of-Funds Portfolios:
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Global Index Allocation 60/40
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
Fixed Income Portfolios
Goldman Sachs VIT Government Money Market Fund
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Immediate Index
SA Fixed Income Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
* You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.

Build Your Own Allocation
You must allocate your assets in accordance with the following: 10% of your total Purchase Payments in the Secure Value Account. The remaining 90% of your total Purchase Payments must be allocated in the following Investment Groups:
FIXED INCOME PORTFOLIOS Investment Requirement Minimum 18% Maximum 90%
Money Market Portfolio:
Goldman Sachs VIT Government Money Market Fund
Core Fixed Income Portfolios:
PIMCO Total Return
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government & Quality Bond
SA Wellington Real Return
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
Fixed Accounts
1-Year Fixed (if available)

PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS Investment Requirement Minimum 0% Maximum 72%**
Global & International Portfolios:
SA Emerging Markets Equity Index
SA International Index
SA JPMorgan Global Equities
SA Morgan Stanley International Equities
Large Core Portfolios:
SA American Funds Growth-Income
SA Franklin U.S. Equity Smart Beta
SA Large Cap Index
SA MFS Massachusetts Investors Trust
SA Oppenheimer Main Street Large Cap
Large Value Portfolios:
Invesco V.I. Comstock
Invesco V.I. Growth and Income
Lord Abbett Growth and Income
SA Dogs of Wall Street
SA JPMorgan Equity-Income
SA Large Cap Value Index
SA Legg Mason BW Large Cap Value
Large Growth Portfolios:
Invesco V.I. American Franchise
SA AB Growth
SA American Funds Growth
SA Janus Focused Growth
SA Large Cap Growth Index
SA MFS Blue Chip Growth
SA Wellington Capital Appreciation
Small & Mid Cap Portfolios:
SA Mid Cap Index
SA Small Cap Index
Asset Allocation Portfolios:
Franklin Allocation VIP Fund
Franklin Income VIP Fund
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
PRIMARY EQUITY AND ASSET ALLOCATION PORTFOLIOS - CONTINUED Investment Requirement Minimum 0% Maximum 72%**
SA American Funds Asset Allocation
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Strategic Multi-Asset
Asset Allocation (Volatility Control Portfolios):
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation

OTHER EQUITY AND SPECIALTY PORTFOLIOS Investment Requirement Minimum 0% Maximum 27%***
Small & Mid Cap Portfolios:
SA AB Small & Mid Cap Value
SA Franklin Small Company Value
SA Invesco Growth Opportunities
SA JPMorgan Mid-Cap Growth
SA WellsCap Aggressive Growth
Global & International Portfolios:
SA American Funds Global Growth
SA Fidelity Institutional AM® International Growth
SA JPMorgan Emerging Markets
SA Putnam International Growth and Income
SA Templeton Foreign Value
Specialty Portfolios:
PIMCO Emerging Markets Bond
SA Columbia Technology
SA Fidelity Institutional AM® Real Estate
SA PineBridge High-Yield Bond

*	You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
**	You may invest up to a maximum of 36% in an individual Variable Portfolio within this Investment Group.
***	You may invest up to a maximum of 9% in an individual Variable Portfolio within this Investment Group.
How do my investment requirements impact my feature and contract?
Before you elect a Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these Living Benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your investment advisor regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus Flex?
The Lifetime Income offered by Polaris Income Plus Flex is calculated by considering the factors described below.
First,we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second,we determine if the Anniversary Value is the Higher Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary.
Third,we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Fourth,if you do not activate Lifetime Income before the 12th Benefit Anniversary, the guaranteed Minimum Income Base amount will be available in the Income Base calculation on the 12th Benefit Anniversary. Any withdrawals taken prior to activating Lifetime Income on or after the 12th Benefit Year Anniversary will proportionately reduce the Purchase Payments used to determine the Minimum Income Base. The Minimum Income Base amount is calculated as a percentage of Purchase Payments received during the first Benefit Year and a percentage of Purchase Payments received after the first Benefit Year. These percentages are provided above in the Glossary of Living Benefit Defined Terms. If you activate Lifetime Income before the 12th Benefit Year Anniversary, you will not be eligible to receive the increase to the Income Base.
Fifth,we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.

Sixth, we determine the Income Credit.
The Income Credit amount is equal to the applicable Income Credit Percentage multiplied by the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. Prior to the Activation Date, if no withdrawals are taken during the Benefit Year, the Income Credit applied to the Income Base is not reduced.
On or after the Activation Date, the Income Credit Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the applicable Income Credit Percentage.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the
Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?” below.
What are the factors used to calculate Polaris Income Plus Daily Flex?
The Lifetime Income offered by Polaris Income Plus Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value. Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received, and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 15th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary. These percentages are provided above in the Glossary of Living Benefit Defined Terms. Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors upon the Activation Date: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s); and 3) the Income Option elected. Additionally, if applicable to the Income Option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Higher Anniversary Value is achieved on or after the Covered Person(s) 65th birthday. Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Daily Flex?” below.
How do increases to the Income Base and Income Credit Base work under Polaris Income Plus Flex?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Higher Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided that Lifetime Income withdrawals have not begun before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, if the Income Base is increased to a Higher Anniversary Value, the Income Credit Base is also automatically increased to that Higher Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Higher Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
On or After Activation Date, the Maximum Annual Withdrawal Amount is recalculated each time there is an increase in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the
Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased.
How do increases to the Income Base work under Polaris Income Plus Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the Higher Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the Higher Step-up Value since the last Excess Withdrawal.
What are the effects of withdrawals on Polaris Income Plus Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of any withdrawals. If you activate Lifetime Income before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base and Income Credit Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce the Income Credit (if applicable), and Purchase Payments used to calculate the Minimum Income Base. The reduction to the Income Credit Base will result in a lowered Income Credit amount being applied to the Income Base during the Income Credit Period. In addition, these withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or

Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base and Income Credit Base are $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base and Income Credit Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base and Income Credit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base and Income Credit Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. In addition, you will not be eligible for an Income Credit, if applicable, in that Benefit Year.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What are the effects of withdrawals on Polaris Income Plus Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum

Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Anniversary.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
How can I change my Income Option Election?
You may change your Income Option election on the Activation Date. If you change your Income Option election on the Activation Date, an annualized fee applies. Once Lifetime Income begins, you may not change your Income Option election.
What is the fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex?
The fee for Polaris Income Plus Flex and Polaris Income Plus Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Connecticut, Hawaii, Missouri, New York, Oregon, Texas, Vermont, Virginia and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. In addition, if you change your Income Option on the Activation Date, your annual fee will increase on the next Benefit Quarter Anniversary. Please see fee table below:
Polaris Income Plus Flex Fee
Polaris Income Plus Daily Flex Fee
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.25%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
*	The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4). If you change your Income Option election on the Activation Date, the quarterly fee rate can increase no more than 0.1625% [(0.40% + 0.25%)/ 4] for the first Benefit Quarter immediately following the Activation Date.
If you change your Income Option election on the Activation Date, an annualized fee applies. The fee is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Activation Date:
Lifetime Income Option Change Fee*	0.25%
*	The fee is deducted quarterly, and the quarterly fee rate is 0.0625% (0.25%/4). The sum of the Living Benefit feature fee rate and Lifetime Income Option Change fee rate cannot exceed the Maximum Annual Fee Rate stated in the table above.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
For Polaris Income Plus Flex, an increase in the Income Base due to an addition of an Income Credit, attaining a new Higher Anniversary Value or an addition of subsequent Purchase Payments will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit because the Income Credit may increase the Income Base. When taking Lifetime
Income, the Income Credit will be reduced by the Maximum Annual Withdrawal Amount and may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether you activate Lifetime Income.
For Polaris Income Plus Daily Flex, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date,
If the contract value is reduced to zero due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date,
if the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, for Polaris Income Plus Flex, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to POLARIS INCOME PLUS FLEX and POLARIS INCOME Plus DAILY FLEX

When and how may I elect a Living Benefit?
You may elect a Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Plus Flex and Polaris Income Plus Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)	Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)	Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)	Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•	Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•	Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•	Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)	You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base, Income Credit Base, if applicable, and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Plus Flex?”and“What are the effects of withdrawals on Polaris Income Plus Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Plus Flex and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than the applicable Income Credit Percentage, an Income Credit equal to the difference between the RMD and the applicable Income Credit Percentage will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than the applicable Income Credit Percentage, no Income Credit will be included in the calculation of the Income Base.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.

Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.	Make a death claim, which terminates the Living Benefit and the contract; or
2.	Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Plus Flex work?” and “How does Polaris Income Plus Daily Flex work?” above.
For Polaris Income Plus Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Higher Anniversary Values or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if Lifetime Income was not activated during the first 12 Benefit Years following the Benefit Effective Date.
For Polaris Income Plus Daily Flex only
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date, if the contract value is greater than zero, You must select one of the following options:
1.	Annuitize by selecting from choices a. or b. below:
a.	elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
b.	elect to receive Lifetime Income under Your Living Benefit option by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.	Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract value goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 4th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-4	4th Benefit Year Anniversary
Years 4+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus Flex or Polaris Income Plus Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)	Annuitization of the contract; or
(ii)	Termination or surrender of the contract; or
(iii)	A death benefit is paid resulting in the contract being terminated; or
(iv)	Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)	On or after the Activation Date, any Excess Withdrawal that reduces the contract value and Income Base to zero; or
(vi)	Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)	A change that removes all of the original Covered Persons from the contract; or
(viii)	A Change of the Owner or Assignment; or
(ix)	You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
POLARIS INCOME PLUS AND POLARIS INCOME PLUS DAILY
If your contract was issued prior to September 9, 2019 and you elected the Polaris Income Plus or Polaris Income Plus Daily Living Benefit, the following provisions are applicable to the feature you elected.
The Polaris Income Plus and Polaris Income Plus Daily Living Benefits were available from May 1, 2018 through September 8, 2019. Effective September 9, 2019, Polaris Income Plus and Polaris Income Plus Daily are no longer available for election.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefits offered in your contract.

Glossary of Living Benefit Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year which exceeds the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. This withdrawal may include, but is not limited to, any withdrawal in a Benefit Year taken after the maximum amount allowed. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.
Highest Anniversary Value
For Polaris Income Plus, the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Purchase Payments received prior to the first contract anniversary.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income
Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Income Credit
For Polaris Income Plus only, an amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Optional Living Benefit	Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability
Polaris Income Plus	6%	Available during the first 12 Benefit Years — the Income Credit is reduced in years withdrawals are taken
Polaris Income Plus Daily	Not available	Not available
Income Credit Base
For Polaris Income Plus only, the Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
For Polaris Income Plus only, the period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Investment Requirements
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to the Secure Value Account. The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined below.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base (for Polaris Income Plus only)
The Minimum Income Base is a guaranteed minimum amount of the Income Base which is calculated on the 12th Benefit Anniversary during the Minimum Income Base period of 12 years, provided no withdrawals are taken prior to the 12th Benefit Year Anniversary. If you take withdrawals prior to the 12th Benefit Anniversary, you will not be eligible to receive the increase to the Income Base on the 12th Benefit Anniversary. The Minimum Income Base

amount is calculated as a percentage of first Benefit Year’s Purchase Payments as follows:
Minimum Income Base Period (if no withdrawals are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payment)
12th Benefit Year Anniversary	200%
Minimum Income Base (for Polaris Income Plus Daily only)
The Minimum Income Base is a guaranteed minimum amount of the Income Base determined on each contract Benefit Year Anniversary and up to the 15th Benefit Year Anniversary of the contract. An annual 5% Minimum Income Base Percentage will be applied to the Purchase Payment(s) received prior to the first Benefit Year Anniversary during the Minimum Income Base period of 15 years, provided no withdrawals are taken prior to each Benefit Year Anniversary as follows:
Benefit Year Anniversary (if no withdrawals are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
11th Benefit Year Anniversary	155%
12th Benefit Year Anniversary	160%
13th Benefit Year Anniversary	165%
14th Benefit Year Anniversary	170%
15th Benefit Year Anniversary	175%
The Minimum Income Base is only available in the first 15 Benefit Years, provided no withdrawals are taken.
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
For Polaris Income Plus Daily only, a value used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
Polaris Income Plus and Polaris Income Plus Daily
How does Polaris Income Plus work?
Polaris Income Plus locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. We will not accept subsequent Purchase Payments on or after the first contract anniversary. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the Highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit.
There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be at least 200% of your first Benefit Year’s Purchase Payments (“Minimum Income Base”). Please see “How can the Income Base and Income Credit Base be increased?” below.
How does Polaris Income Plus Daily work?
Unlike Polaris Income Plus, Polaris Income Plus Daily does not offer Income Credits. Instead, Polaris Income Plus Daily’s Income Base is increased by locking in Step-up Values. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. The Income Base is increased by subsequent Purchase Payments. We will not accept subsequent Purchase Payments after the first contract anniversary. Until a withdrawal has been taken, the Income Base is increased to the Step-up Value immediately. After the first withdrawal, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values. In addition, if you do not take any withdrawals prior to a Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be eligible to increase to at least the Minimum Income Base according to the table shown above. The Minimum Income Base is determined on each Benefit Year Anniversary during the Minimum Income Base period. The Minimum Income Base equals the Minimum Income Base percentage multiplied by the Purchase Payments as long as no withdrawals are taken prior to that Benefit Year Anniversary. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base. Please see “How can the Income Base be increased for Polaris Income Plus Daily?” below.

What are the differences between Polaris Income Plus and Polaris Income Plus Daily?
Living Benefit Parameter	Polaris Income Plus	Polaris Income Plus Daily
Initial Annual Fee	1.00% One Covered Person 1.25% Two Covered Persons	1.15% One Covered Person 1.35% Two Covered Persons
Minimum Income Base	Minimum Income Base Percentage: 200% Minimum Income Base Period: 12 years if no withdrawals are taken	Range of Minimum Income Base Percentage*: 105% - 175% Minimum Income Base Period: Years 1-15; upon the first withdrawal, no further adjustments are made to the Minimum Income Base
Income Credit	6% Income Credit available in first 12 Benefit Years – the Income Credit is reduced in years withdrawals are taken	N/A
Frequency of Step-up Values	Annual	Daily
Investment Requirements	10% in Secure Value Account 90% in Variable Portfolios (total of 18 investment options)	10% in Secure Value Account 90% in Variable Portfolios (total of 35 investment options)
What determines the amount I can receive each year?
The amount that you receive depends on which living benefit you have elected, the income option you have elected, whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero. You must choose a feature and income option, if applicable, at the time you purchase your contract and your election may not be changed thereafter. Please see the table below for the income options available to you. If you purchased your contract through certain broker-dealers, all income options may not be available to you.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on the feature elected and whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of first withdrawal and the income option elected.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on (1) the income option you elected, (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal and (4) for those taking withdrawals before age 65, if applicable under the income option elected, whether the Income Base steps up due to favorable market conditions after the Covered Person(s)’ 65th birthday. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my living benefit upon the Latest Annuity Date?” below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
POLARIS INCOME PLUS
Number of Covered Persons and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Income Option 1	Polaris Income Plus Income Option 2	Polaris Income Plus Income Option 3
One Covered Person (Age 45 - 59)	4.0% / 3.0%(2)	4.0% / 3.0%(2)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	5.0% / 3.0%(2)	5.0% / 3.0%(2)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	6.5% / 4.0%	7.5% / 3.0%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.0% / 4.0%	8.0% / 3.0%	5.5% / 5.5%
Two Covered Persons (Age 45 - 59)	3.5% / 3.0%(3)	3.5% / 3.0%(3)	3.0% / 3.0%
Two Covered Persons (Age 60 - 64)	4.5% / 3.0%(3)	4.5% / 3.0%(3)	3.5% / 3.5%
Two Covered Persons (Age 65 - 71)	6.0% / 4.0%	7.0% / 3.0%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.5% / 4.0%	7.5% / 3.0%	5.0% / 5.0%

POLARIS INCOME PLUS DAILY
Number of Covered Person and Age of Covered Person at First Withdrawal(1)	Polaris Income Plus Daily Income Option 1	Polaris Income Plus Daily Income Option 2	Polaris Income Plus Daily Income Option 3
One Covered Person (Age 45 - 59)	3.75% / 2.75%(4)	3.75% / 2.75%(4)	3.0% / 3.0%
One Covered Person (Age 60 - 64)	4.75% / 2.75%(4)	4.75% / 2.75%(4)	3.50% / 3.50%
One Covered Person (Age 65 - 71)	6.5% / 4.0%	7.5% / 3.0%	5.25% / 5.25%
One Covered Person (Age 72 and Older)	7.0% / 4.0%	8.0% / 3.0%	5.5% / 5.5%
Two Covered Persons (Age 45 - 59)	3.25% / 2.75%(5)	3.25% / 2.75%(5)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	4.25% / 2.75%(5)	4.25% / 2.75%(5)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	6.0% / 4.0%	7.0% / 3.0%	4.75% / 4.75%
Two Covered Persons (Age 72 and Older)	6.5% / 4.0%	7.5% / 3.0%	5.0% / 5.0%
(1)	If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
(2)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new Highest Anniversary Value on or after the Covered Person’s 65th birthday.
(3)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a new Highest Anniversary Value on or after the younger Covered Person’s 65th birthday.
(4)	If One Covered Person is elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a Step-Up Value on or after the Covered Person’s 65th birthday.
(5)	If Two Covered Persons are elected, the Protected Income Payment Percentage is 4.0% if the Income Base is increased to a Step-Up Value on or after the younger Covered Person’s 65th birthday.

Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Investment Requirements for Polaris Income Plus Income Option 1, 2 or 3
If you elect Polaris Income Plus Income Option 1, 2 or 3, you must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
SA American Funds VCP Managed Allocation*
SA BlackRock VCP Global Multi Asset*
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA Invesco VCP Equity-Income*
SA JPMorgan MFS Core Bond
SA PIMCO VCP Tactical Balanced*
SA Schroders VCP Global Allocation*
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
SA Wellington Government and Quality Bond
SA Wellington Real Return
DCA Fixed Accounts**
6-Month DCA
1-Year DCA
* You may invest up to a maximum of 50% in each of these Variable Portfolios.
** You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.

Investment Requirements for Polaris Income Plus Daily Income Option 1, 2 or 3
If you elect Polaris Income Plus Daily, you must allocate your assets in accordance with the following:
10% Secure Value Account	Up to 90% in one or more of the following Variable Portfolios:
Individually Managed Asset Allocation Portfolios:
SA American Funds Asset Allocation
SA Goldman Sachs Multi-Asset Insights
SA JPMorgan Diversified Balanced
SA Legg Mason Tactical Opportunities
SA MFS Total Return
SA PGI Asset Allocation
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth Portfolio
SA Wellington Strategic Multi-Asset Income
Actively Managed Fund-of-Funds:
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
Fixed Income and Money Market Portfolios:
Goldman Sachs VIT Government Money Market Fund
SA DFA Ultra Short Bond
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Goldman Sachs Global Bond
SA JPMorgan MFS Core Bond
SA Wellington Government and Quality Bond
SA Wellington Real Return
Index Fund-of-Funds Portfolios
SA Global Index Allocation 90/10
SA Global Index Allocation 75/25
SA Global Index Allocation 60/40
SA Index Allocation 90/10
SA Index Allocation 80/20
SA Index Allocation 60/40
Volatility Control Portfolios:
SA American Funds VCP Managed Allocation
SA BlackRock VCP Global Multi Asset
SA Invesco VCP Equity-Income
SA PIMCO VCP Tactical Balanced
SA Schroders VCP Global Allocation
SA T. Rowe Price VCP Balanced
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy
SA VCP Index Allocation
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
* You may use a DCA Fixed Account to invest your target allocation in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
Before you elect a living benefit, you should carefully consider whether the investment requirements associated with the living benefits meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by these living benefits because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the Contract Value will be reduced to zero before the Covered Person(s)’ death. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the living benefit guarantee.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM in the prospectus above.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Plus?
The benefit offered by Polaris Income Plus is calculated by considering the factors described below.
First, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second, we determine if the Anniversary Value is the Highest Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary
Third, we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals. If you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to 200% of your first Benefit Year’s Purchase Payments.
Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fifth, we determine the Income Credit.
The Income Credit is equal to 6.0% (“Income Credit Percentage”) of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. If no withdrawals are taken during the Benefit Year, the Income Credit Percentage is not reduced. The Income Credit
Percentage is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than 6.0% of the Income Base and not greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected.
For example, if you are age 65 and elected Polaris Income Plus Income Option 1 for one Covered Person and take cumulative withdrawals that are equal to 4% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced from 6.0% to 2.0%. However, if you take cumulative withdrawals in the preceding Benefit Year that are equal to or greater than the Maximum Annual Withdrawal Amount applicable to the income option you elected, the Income Credit Percentage for that Benefit Year Anniversary is equal to zero. For example, if you are age 65 and elected two Covered Persons and take cumulative withdrawals that are equal to 5.6% of the Income Base in the preceding Benefit Year, the Income Credit Percentage on the Benefit Year Anniversary is reduced to zero because the withdrawal is in excess of the Maximum Annual Withdrawal Amount applicable to two Covered Persons.
Sixth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by three factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Seventh, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected

Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Plus?” below.
What are the factors used to calculate Polaris Income Plus Daily?
The benefit offered by Polaris Income Plus Daily is calculated by considering the factors described below.
First, we determine the Step-up Values.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Third, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by four factors: 1) whether there is one or two Covered Person(s); 2) the age of the Covered Person(s) at the time of first withdrawal; and 3) the income option elected. Additionally, if applicable to the income option you elect, the Protected Income Payment Percentage may differ depending on whether withdrawals are taken before age 65 and if a new Step-up Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Plus Daily?” below.
How can the Income Base and Income Credit Base be increased for Polaris Income Plus?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. In addition, the Income Base will be at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the Highest Anniversary Value, if the Income Base is increased to the Highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since Highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value is higher on days other than the Benefit Year Anniversaries.
How can the Income Base be increased for Polaris Income Plus Daily?
If no withdrawals have been taken, the Income Base is increased daily to the Step-up Value.
Additionally, if no withdrawals are taken prior to the Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the first Benefit Year’s Purchase Payments.
After the first withdrawal has been taken, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the first withdrawal (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the last Benefit Year Anniversary or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
If the contract value has been reduced to zero, the Income Base will no longer be recalculated. Please see “What are the effects of withdrawals on Polaris Income Plus?”and“What are the effects of withdrawals on Polaris Income Plus Daily?”below.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
Every time the Income Base is increased, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. Please see “How can the Income Base and Income Credit Base be increased for Polaris Income Plus?” and “How can the Income Base be increased for Polaris Income Plus Daily?” above.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Plus?” and “What are the effects of withdrawals on Polaris Income Plus Daily?” below.
What are the effects of withdrawals on Polaris Income Plus?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be at least the Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the living benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under these living benefits, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Partial withdrawals under these living benefits must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY and EXPENSES in the prospectus above.
What is the fee for Polaris Income Plus?
The fee for Polaris Income Plus is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Missouri, Oregon, Texas, and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.00%	2.50%	0.60%	±0.40%
Two Covered Persons	1.25%	2.50%	0.60%	±0.40%
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to an addition of an Income Credit, attaining a new Highest Anniversary Value or an addition of subsequent Purchase Payments prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract before the end of a Benefit Quarter, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What are the effects of withdrawals on Polaris Income Plus Daily?
The Maximum Annual Withdrawal Amount and the Income Base can change over time as a result of the timing and amount of withdrawals. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the living benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal

Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the highest Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Please see ACCESS TO YOUR MONEY and EXPENSES in the prospectus above.
What is the fee for Polaris Income Plus Daily?
The fee for Polaris Income Plus Daily is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Hawaii, Missouri, Oregon, Texas, and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.15%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*	The quarterly fee rate will not decrease or increase by more than 0.10% each quarter (0.40% / 4).
The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of all VIX values as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the “Average Value of the VIX”). In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in your prospectus are guaranteed for the life of your contract.
For Polaris Income Plus Daily, an increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
In addition, for Polaris Income Plus, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.	The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.	Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to POLARIS INCOME PLUS and POLARIS INCOME Plus DAILY

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual
Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center.
If you turned age 70 ½ on or after January 1, 2020, the age at which you must begin taking RMDs is 72. If you turned age 70 ½ before January 1, 2020, the age at which you must begin taking RMDs is 70 ½.
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Plus and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Income Base, an Income Credit equal to the difference between the RMD and 6% of the Income Base will be included in determining any Income Base increase in that Benefit Year. If the RMD amount is greater than 6% of the Income Base, no Income Credit will be included in the calculation of the Income Base.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or Spousal Beneficiary may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.	Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.	Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

2.	Continue the contract with the Living Benefit and its corresponding fee for two Covered Persons.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. Please see “How does Polaris Income Plus work?” and “How does Polaris Income Plus Daily work?” above.
For Polaris Income Plus only
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Highest Anniversary Value or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero. The Continuing Spouse is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.
For Polaris Income Plus Daily only
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Base period if no withdrawal is taken during the Minimum Income Base period. If a withdrawal is taken, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base. The Minimum Income Base is equal to the Minimum Income Base percentage multiplied by the first Benefit Year’s Purchase Payments as described under “How can the Income Base be Increased for Polaris Income Plus Daily?”
Can a non-spousal Beneficiary elect to receive any remaining benefits under my living benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the living benefit. Please see DEATH BENEFITS in the prospectus above.
What happens to my Living Benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.	Annuitize the contract value under the contract’s annuity provisions (please see ANNUITY INCOME OPTIONS in the prospectus above); or
2.	Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
3.	Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above: (1) the Income Base will no longer be adjusted either for Highest Anniversary Values or additional Income Credits if you elected Polaris Income Plus; (2) the Income Base will no longer be adjusted for Step-up Values and no longer eligible for adjustments to the Minimum Income Base if you elected Polaris Income Plus Daily.
If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 4th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-4	4th Benefit Year Anniversary
Years 4+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefits will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 4th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Plus or Polaris Income Plus Daily?
Amounts allocated to the Secure Value Account will be automatically transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of the Living Benefit. Amounts transferred from the Secure Value Account into a money market portfolio, as applicable, will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX – E STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
1.	Annuitization of the contract; or
2.	Termination or surrender of the contract; or
3.	A death benefit is paid resulting in the contract being terminated; or
4.	An Excess Withdrawal that reduces the contract value and Income Base to zero; or
5.	Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or
6.	A change that removes all Covered Persons from the contract except as noted below and under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the living benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.	One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.	The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the living benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the living benefit as described under “Can I elect to cancel my living benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Appendix G – Death Benefits Following Spousal Continuation for contracts issued prior to September 9, 2019

If your contract was issued between May 1, 2019 and September 8, 2019 and you elected either the Polaris Income Plus Flex or Polaris Income Plus Daily Flex Living Benefit, please see APPENDIX B – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.
The following details the Contract Value, Return of Purchase Payment and Maximum Anniversary Value death benefits payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether a living benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Net Purchase Payments” as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered the initial Continuation Purchase Payment. We define “Continuation Purchase Payments” as Purchase Payments made on or after the Continuation Date. Continuation Purchase Payments will not be accepted on or after the first contract anniversary if a living benefit was elected.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if a living benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse’s 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse’s 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing
Spouse’s 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday. We will not accept Continuation Purchase Payments on or after the first contract anniversary if you have elected a living benefit feature.
Contract Value Death Benefit Payable Upon Continuing Spouse’s Death
The Contract Value death benefit, included in the contract for no additional fee, will be equal to the contract value on the business day during which we receive all required documentation.
The Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit, if elected, are calculated differently depending on whether the original Owner had elected a Living Benefit, described above.
Return of Purchase Payment and Maximum Anniversary Value death benefit Payable Upon Continuing Spouse’s Death:
A.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit without election of a living benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Net Purchase Payments.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Net Purchase Payments; or
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death, plus any

G-1

Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
B.	The following describes the Return of Purchase Payment death benefit and the Maximum Anniversary Value death benefit with election of a living benefit:
1.	Return of Purchase Payment death benefit
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
a.	Contract value; or
b.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Return of Purchase Payment death benefit fee will no longer be deducted as of the Continuation Date.
2.	Maximum Anniversary Value death benefit
If the Continuing Spouse is age 80 or younger on the Continuation Date, the death benefit will be the greatest of:
a.	Contract value; or
b.	Continuation Purchase Payments received prior to the first contract anniversary reduced by:
(i)	any Withdrawal Adjustments after the Continuation Date, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments after the Continuation Date, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
c.	Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death and reduced by:
(i)	any Withdrawal Adjustments since that contract anniversary, if the living benefit has not been terminated; or
(ii)	any Withdrawal Adjustments since that contract anniversary, prior to the date the living benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the living benefit is terminated.
The anniversary value for any year is equal to the contract value on the applicable anniversary.
If the Continuing Spouse is age 81-85 on the Continuation Date, the death benefit will be the Return of Purchase Payment death benefit, described above and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date. Instead, the Return of Purchase Payment death benefit fee will be deducted as of the Continuation Date.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.
G-2

Please forward a copy (without charge) of the Polaris Advisory Variable Annuity Statement of Additional Information to:
(Please print or type and fill in all information.)

Name

Address

City/State/Zip

Contract Issue Date:

Date:	Signed:
Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570

STATEMENT OF ADDITIONAL INFORMATION
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
IN CONNECTION WITH
VARIABLE SEPARATE ACCOUNT
POLARIS ADVISORY VARIABLE ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated April 30, 2020, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
April 30, 2020

Separate Account and the Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. (“American International Group”), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company’s, and American International Group has no legal obligation to back those commitments.
Variable Separate Account (“Separate Account”) was originally established by Anchor National Life Insurance Company (“Anchor National”) under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (“SunAmerica Life”). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.
The Separate Account meets the definition of a “Separate Account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.
The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.
The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.
The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds’ management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.
Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).
General Account
The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Master-Feeder Structure
The following underlying funds currently do not buy individual securities directly: SA American Funds Global Growth Portfolio, SA American Funds Growth Portfolio, SA American Funds Growth-Income Portfolio, SA American Funds Asset Allocation Portfolio, and SA American Funds VCP Managed Allocation Portfolio (the “Feeder Funds”). Instead, each Feeder Fund invests all of its investment assets in a corresponding “Master Fund” of American Funds Insurance Series®, managed by Capital Research and Management Company (“Capital Research”).
Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC (“SAAMCo”) does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund’s investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds’ other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a “feeder fund” investing in a Master Fund.
SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a “feeder fund,” SAAMCo will serve as investment manager for the Feeder Fund.
The terms “Feeder Fund” and “Master Fund” as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:
•	Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo’s advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and
•	Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.
Information Regarding the Use of the Volatility Index (“VIX”)
This variable annuity is not sponsored, endorsed, sold or promoted by Standard & Poor’s Financial Services LLC (“S&P”) or the Chicago Board Options Exchange, Incorporated (“CBOE”). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing in securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the “VIX”) track market performance. S&P’s and CBOE’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation or liability in connection with the administration, marketing or trading of this variable annuity.
Neither S&P, its affiliates nor their third party licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.
“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Company. “CBOE”, “CBOE Volatility Index” and “VIX” is a trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P.
Performance Data
From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.
We may advertise the optional living benefits and death benefits using illustrations showing how the benefit works with historical performance of specific Underlying Funds or with a hypothetical rate of return (which will not exceed 12%) or a combination of historical and hypothetical returns. These illustrations will reflect the deduction of all applicable charges including the Underlying Fund expenses.
The Separate Account may advertise “total return” data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. “Total return” is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).
For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds’ performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account’s Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.
Goldman Sachs VIT Government Money Market Fund
Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:
Base Period Return = (EV - SV) / (SV)
where:
SV	=	value of one Accumulation Unit at the start of a 7 day period
EV	=	value of one Accumulation Unit at the end of the 7 day period
The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.
The current yield is then obtained by annualizing the Base Period Return:
Current Yield = (Base Period Return) x (365/7)
The Goldman Sachs VIT Government Money Market Fund also quotes an “effective yield” that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
365/7
Effective Yield	=	[(Base Period Return + 1)		– 1]
The yield quoted should not be considered a representation of the yield of the Goldman Sachs VIT Government Money Market Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.
Yield information may be useful in reviewing the performance of the Goldman Sachs VIT Government Money Market Fund and for providing a basis for comparison with other investment alternatives. However, the Goldman Sachs VIT Government Money Market Fund’s yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time. In periods of very low short-term interest rates, the Fund’s yield may become negative, which may result in a decline in the value of your investment.
Other Variable Portfolios
The Variable Portfolios of the Separate Account other than the Goldman Sachs VIT Government Money Market Fund compute their performance data as “total return.” Total return figures are derived from historical data and are not intended to be a projection of future performance.
Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
n
P	(1 + T)		=	ERV
where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period as of the end of the 1, 5, or 10 year periods (or fractional portion thereof)
The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption.

These rates of return do not reflect election of any optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations.
Annuity Income Payments
Initial Monthly Annuity Income Payments
The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.
Subsequent Monthly Annuity Income Payments
For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.
For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.
Annuity Unit Values
The value of an Annuity Unit is determined independently for each Variable Portfolio.
The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).
The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.
For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.
Net Investment Factor
The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:
(a)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

(b)	is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.
The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.
Illustrative Example
Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:
NIF	=	($11.46/$11.44)
	=	1.00174825
The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
(1/12)
1/	[(1.035)		]	=	0.99713732
In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:
$10.103523 x 1.00174825 x 0.99713732 = $10.092213
To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.
The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.
Variable Annuity Income Payments
Illustrative Example
Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.
The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:
First variable annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51
The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:
Annuity Units = $606.51/$13.256932 = 45.750404
The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:
Second variable annuity income payment = 45.750404 x $13.327695 = $609.75
The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.
Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.
Taxes
General
Note:    Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer-sponsored retirement plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation.  The SECURE Act includes many provisions affecting Qualified Contracts, some of which became effective upon enactment or on January 1, 2020, and certain provisions were retroactively effective. Some of the provisions effective January 1, 2020 include:
•	an increase in the age at which required minimum distributions (RMDs) generally must commence, to age 72, for those born on or after July 1, 1949, from the previous age of 70 ½;
•	new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•	elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•	a new exception to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event; and,
•	reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list.  The SECURE Act included many additional provisions affecting Qualified Contracts.
Tax Treatment of Distributions – Non-Qualified Contracts
If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•	after attaining age 59½;
•	when paid to your beneficiary after you die;
•	after you become disabled (as defined in the Code);
•	when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;

•	under an immediate annuity contract;
•	which are attributable to Purchase Payments made prior to August 14, 1982.
On March 30, 2010 the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income (“MAGI”) ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.
Tax Treatment of Distributions – Qualified Contracts
Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59½, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:
•	after attainment of age 59½;
•	when paid to your beneficiary after you die;
•	after you become disabled (as defined in the IRC);
•	as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•	payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•	dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•	for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;
•	payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);
•	for payment of health insurance if you are unemployed and meet certain requirements;
•	distributions from IRAs for certain higher education expenses;
•	distributions from IRAs for first home purchases;
•	amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;
•	payments to certain reservists called up for active duty after September 11, 2001; or
•	payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers;

•	distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations).
The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee’s right to elect out of withholding or to elect a different rate of withholding. For “eligible rollover distributions” from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or “transferred to another eligible plan in a direct trustee-to-trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant’s death, the participant’s surviving spouse, or (3) in the case of a domestic relations order, the participant’s spouse or ex-spouse may roll over a distribution into a plan of the participant’s own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct “trustee-to-trustee” transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).
Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.
The Small Business Jobs Act of 2010 subsequently added the ability for “in-Plan” rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 (“ATRA”) expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.
Diversification – Separate Account Investments
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above.

Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”
Non-Natural Owners
Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.
Multiple Contracts
The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.
Tax Treatment of Assignments of Qualified Contracts
Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
Tax Treatment of Gifting, Assigning or Transferring Ownership of a Non-Qualified Contract
Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your Purchase Payments not previously withdrawn.
The new Contract owner’s Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.
Foreign Account Tax Compliance (“FATCA”)
A Contract Owner who is not a “United States person” which is defined under the Internal Revenue Code section to mean:
•	a citizen or resident of the United States
•	a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•	any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.
Other Withholding Tax
A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Federal Withdrawal Restrictions from Qualified Contracts
The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59½; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); (5) experiences a financial hardship (as defined in the IRC); or (6) has a qualified birth or adoption of a child (subject to limitations). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.
Partial 1035 Exchanges of Non-Qualified Annuities
Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.
Qualified Plans
The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.
(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”
Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(b) Tax-Sheltered Annuities
Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2020 is the lesser of 100% of includible compensation or $19,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,500 in 2020 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2020 may not exceed the lesser of $57,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.
On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.
The final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.
(c) Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2020 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2020. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner’s spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The rules concerning what constitutes “coverage” are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590-A & B for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer’s plan. If you and your spouse are filing jointly and have a modified AGI in 2020 of less than $104,000, your contribution may be fully deductible; if your income is between $104,000 and $124,000, your contribution may be partially deductible and if your income is $124,000 or more, your contribution may not be deductible. If you are single and your income in 2020 is less than $65,000, your contribution may be fully deductible; if your income is between $65,000 and $75,000, your contribution may be partially deductible and if your income is $75,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2020 is between $196,000 and $206,000, your contribution may be partially deductible.
(d) Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2020 is the lesser of $6,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2020. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2020 is less than: $196,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $124,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.
(e) Pension and Profit-Sharing Plans
Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(f) Deferred Compensation Plans — Section 457(b)
Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2019, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise Financial Services, Inc.	LPL Financial Corporation
BancWest Investment Services	M&T Securities, Inc.
BBVA Compass Investment Solutions, Inc.	MML Investors Services, LLC
Cadaret, Grant & Co, Inc	Morgan Stanley & Co., Incorporated
Cetera Advisor Network LLC	NEXT Financial Group, Inc.
Cetera Advisors LLC	PNC Investments
Cetera Financial Specialists LLC	Primerica Financial Services
Cetera Investment Services LLC	Raymond James & Associates
Citigroup Global Markets Inc.	Raymond James Financial
Citizens Securities, Inc.	RBC Capital Markets Corporation
CUSO Financial Services, L.P.	Royal Alliance Associates, Inc.
Edward D. Jones & Co., L.P.	SagePoint Financial, Inc.
First Allied Securities	Securities America, Inc.
FSC Securities Corp.	Stifel Nicolaus & Co, Inc
H. Beck, Inc	Summit Brokerage Services
H.D. Vest Investment Securities	Triad Advisors, Inc
Infinex Investments, Inc.	U.S. Bancorp Investments, Inc.
Investacorp, Inc	UBS Financial Services Inc.
Janney Montgomery Scott LLC.	UnionBanc Investment Services
Kestra Investment Services	Voya Financial Advisors, Inc.
Lincoln Financial Advisor	Wells Fargo Advisor, LLC
Lincoln Financial Securities	Woodbury Financial Services, Inc.
We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997. AIG Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Separate Account and American General Life Insurance Company (“AGL”).
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.
The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
•	The Audited Financial Statements of Variable Separate Account of American General Life Insurance Company as of December 31, 2019 and for each of the two years in the period ended December 31, 2019.
•	The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

American General

Life Companies

Variable Separate Account

American General Life Insurance Company

2019

Annual Report

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Variable Separate Account.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts of Variable Separate Account indicated in the table below as of December 31, 2019, and the related statements of operations and changes in net assets for each of the two years in the period then ended or each of the periods indicated in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of Variable Separate Account as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the two years in the period then ended or each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

American Funds IS Asset Allocation Fund	SAST SA Dogs of Wall Street Portfolio Class	PVC SAM Strategic Growth Portfolio
Class 2	2 (29)	Class 1
American Funds IS Asset Allocation Fund	SAST SA Dogs of Wall Street Portfolio Class	PVC SAM Strategic Growth Portfolio
Class 3	3	Class 2
American Funds IS Capital Income Builder	SAST SA Emerging Markets Equity Index	PVC Short-Term Income Account Class 1
Class 4	Portfolio Class 1 (17)	(5)
American Funds IS Global Growth Fund Class	SAST SA Emerging Markets Equity Index	PVC SmallCap Account Class 1
2 (29)	Portfolio Class 3 (7)

American Funds IS Growth Fund Class 2 (29)	SAST SA Federated Corporate Bond Portfolio	PVC SmallCap Account Class 2
Class 1 (29)

American Funds IS Growth Fund Class 3	SAST SA Federated Corporate Bond Portfolio	SST SA Multi-Managed International
	Class 2 (29)	Equity Portfolio Class 3

AST SA BlackRock Multi-Asset Income	SAST SA Federated Corporate Bond Portfolio	SST SA Multi-Managed Large Cap
Portfolio Class 1 (27)	Class 3	Growth Portfolio Class 3
AST SA BlackRock Multi-Asset Income	SAST SA Fidelity Institutional AM®	SST SA Multi-Managed Large Cap Value
Portfolio Class 3	International Growth Portfolio Class 1 (9)	Portfolio Class 3
AST SA PGI Asset Allocation Portfolio Class	SAST SA Fidelity Institutional AM®	SST SA Multi-Managed Mid Cap Growth
1 (29)	International Growth Portfolio Class 3 (9)	Portfolio Class 3
AST SA PGI Asset Allocation Portfolio Class	SAST SA Fidelity Institutional AM® Real	SST SA Multi-Managed Mid Cap Value
2 (29)	Estate Portfolio Class 1	Portfolio Class 3
AST SA PGI Asset Allocation Portfolio Class	SAST SA Fidelity Institutional AM® Real	SST SA Multi-Managed Small Cap
3	Estate Portfolio Class 2	Portfolio Class 3
AST SA Wellington Capital Appreciation	SAST SA Fidelity Institutional AM® Real	SST SA Putnam Asset Allocation
Portfolio Class 1 (27) (29)	Estate Portfolio Class 3	Diversified Growth Portfolio Class 1 (21)
AST SA Wellington Capital Appreciation	SAST SA Fixed Income Index Portfolio Class	SST SA Putnam Asset Allocation
Portfolio Class 2 (29)	1 (25)	Diversified Growth Portfolio Class 3
AST SA Wellington Capital Appreciation	SAST SA Fixed Income Index Portfolio Class	SST SA T. Rowe Price Growth Stock
Portfolio Class 3	3	Portfolio Class 3
AST SA Wellington Government and Quality	SAST SA Fixed Income Intermediate Index	SST SA Wellington Real Return Portfolio
Bond Portfolio Class 1 (27) (28) (29)	Portfolio Class 1 (25)	Class 1 (22)
AST SA Wellington Government and Quality	SAST SA Fixed Income Intermediate Index	SST SA Wellington Real Return Portfolio
Bond Portfolio Class 2 (29)	Portfolio Class 3	Class 3
BlackRock 60/40 Target Allocation ETF V.I.	SAST SA Franklin Small Company Value	SAST SA JPMorgan Emerging Markets
Fund Class III	Portfolio Class 1 (25)	Portfolio Class 1
BlackRock Global Allocation V.I. Fund Class	SAST SA Franklin Small Company Value	SAST SA JPMorgan Emerging Markets
III	Portfolio Class 3	Portfolio Class 2
BlackRock iShares Alternative Strategies VI	SAST SA Franklin U.S. Equity Smart Beta	SAST SA JPMorgan Emerging Markets
Fund Class III (3) (26)	Portfolio Class 1 (25)	Portfolio Class 3

PricewaterhouseCoopers LLP, 1000 Louisiana Street, Suite 5800, Houston, TX 77002

T: (713) 356 4000, F: (713) 356 4717, www.pwc.com/us

Columbia VP Asset Allocation Fund Class 1	SAST SA Franklin U.S. Equity Smart Beta	SAST SA JPMorgan Equity-Income
	Portfolio Class 3 (13)	Portfolio Class 1 (29)

Columbia VP Dividend Opportunity Fund	SAST SA Global Index Allocation 60-40	SAST SA JPMorgan Equity-Income
Class 1	Portfolio Class 1 (7)	Portfolio Class 2 (29)
Columbia VP Emerging Markets Bond Fund	SAST SA Global Index Allocation 60-40	SAST SA JPMorgan Equity-Income
Class 2	Portfolio Class 3 (7)	Portfolio Class 3
Columbia VP Income Opportunities Fund	SAST SA Global Index Allocation 75-25	SAST SA JPMorgan Global Equities
Class 1	Portfolio Class 1 (7)	Portfolio Class 1 (29)
Columbia VP Large Cap Growth Fund Class 1	SAST SA Global Index Allocation 75-25	SAST SA JPMorgan Global Equities
	Portfolio Class 3 (7)	Portfolio Class 2 (29)

FTVIP Franklin Allocation VIP Fund Class 1	SAST SA Global Index Allocation 90-10	SAST SA JPMorgan Global Equities
(25)	Portfolio Class 1 (7)	Portfolio Class 3
FTVIP Franklin Allocation VIP Fund Class 2	SAST SA Global Index Allocation 90-10	SAST SA JPMorgan MFS Core Bond
	Portfolio Class 3 (7)	Portfolio Class 1 (29)

FTVIP Franklin Income VIP Fund Class 1	SAST SA Goldman Sachs Global Bond	SAST SA JPMorgan MFS Core Bond
(14)	Portfolio Class 1 (29)	Portfolio Class 2 (29)
Goldman Sachs VIT Global Trends Allocation	SAST SA Goldman Sachs Global Bond	SAST SA JPMorgan MFS Core Bond
Fund Service Class	Portfolio Class 2 (29)	Portfolio Class 3
Goldman Sachs VIT Government Money	SAST SA Goldman Sachs Global Bond	SAST SA JPMorgan Mid-Cap Growth
Market Fund Institutional Class	Portfolio Class 3	Portfolio Class 1 (29)
Goldman Sachs VIT Government Money	SAST SA Goldman Sachs Multi-Asset	SAST SA JPMorgan Mid-Cap Growth
Market Fund Service Class	Insights Portfolio Class 1 (23)	Portfolio Class 2 (29)
Invesco V.I. American Franchise Fund Series I	SAST SA Goldman Sachs Multi-Asset	SAST SA JPMorgan Mid-Cap Growth
(25) (29)	Insights Portfolio Class 3	Portfolio Class 3
Invesco V.I. American Franchise Fund Series	SAST SA Index Allocation 60-40 Portfolio	SAST SA Large Cap Growth Index
II	Class 1	Portfolio Class 1 (24) (7)
Invesco V.I. Balanced-Risk Allocation Fund	SAST SA Index Allocation 60-40 Portfolio	SAST SA Large Cap Growth Index
Series II	Class 3	Portfolio Class 3 (7)
Invesco V.I. Comstock Fund Series I (15) (29)	SAST SA Index Allocation 80-20 Portfolio	SAST SA Large Cap Index Portfolio Class
	Class 1	1 (25)

Ivy VIP Asset Strategy Class II	SAST SA Index Allocation 80-20 Portfolio	SAST SA Large Cap Index Portfolio Class
	Class 3	3

Lord Abbett Bond Debenture Portfolio Class	SAST SA Index Allocation 90-10 Portfolio	SAST SA Large Cap Value Index
VC	Class 1	Portfolio Class 1 (24) (7)
Lord Abbett Fundamental Equity Portfolio	SAST SA Index Allocation 90-10 Portfolio	SAST SA Large Cap Value Index
Class VC	Class 3	Portfolio Class 3 (7)
Lord Abbett Growth and Income Portfolio	SAST SA International Index Portfolio Class 1	SAST SA Legg Mason BW Large Cap
Class VC (29)	(24)	Value Portfolio Class 1 (28) (29)
Morgan Stanley VIF Global Infrastructure	SAST SA International Index Portfolio Class 3	SAST SA Legg Mason BW Large Cap
Portfolio Class II		Value Portfolio Class 2 (29)

Neuberger Berman AMT US Equity Index	SAST SA Invesco Growth Opportunities	SAST SA Legg Mason BW Large Cap
PutWrite Strategy Portfolio	Portfolio Class 1 (29)	Value Portfolio Class 3
PIMCO All Asset Portfolio Advisor Class	SAST SA Invesco Growth Opportunities	SAST SA Legg Mason Tactical
	Portfolio Class 2 (29)	Opportunities Class 1

PIMCO Dynamic Bond Portfolio Advisor	SAST SA Invesco Growth Opportunities	SAST SA Legg Mason Tactical
Class	Portfolio Class 3	Opportunities Class 3
PIMCO Emerging Markets Bond Portfolio	SAST SA Invesco VCP Equity-Income	SAST SA MFS Blue Chip Growth
Advisor Class	Portfolio Class 1	Portfolio Class 1 (29)
PVC Core Plus Bond Account Class 1 (11)	SAST SA Invesco VCP Equity-Income	SAST SA MFS Blue Chip Growth
(26)	Portfolio Class 3	Portfolio Class 2 (29)
PVC Diversified International Account Class 1	SAST SA Janus Focused Growth Portfolio	SAST SA MFS Blue Chip Growth
(5)	Class 1 (28) (29)	Portfolio Class 3
PVC Equity Income Account Class 1	SAST SA Janus Focused Growth Portfolio	SAST SA MFS Massachusetts Investors
	Class 2	Trust Portfolio Class 1 (29)

PVC Equity Income Account Class 2	SAST SA Janus Focused Growth Portfolio	SAST SA MFS Massachusetts Investors
	Class 3 (29)	Trust Portfolio Class 2 (29)

PVC Government & High Quality Bond	SAST SA JPMorgan Diversified Balanced	SAST SA MFS Massachusetts Investors
Account Class 1 (5)	Portfolio Class 1 (29)	Trust Portfolio Class 3
PVC Income Account Class 1 (11) (26)	SAST SA JPMorgan Diversified Balanced	SAST SA MFS Telecom Utility Portfolio
	Portfolio Class 2 (29)	Class 1 (16) (26)

PVC Income Account Class 2 (11) (26)	SAST SA JPMorgan Diversified Balanced	SAST SA MFS Telecom Utility Portfolio
	Portfolio Class 3	Class 2 (16) (26)

PVC LargeCap Growth Account Class 1 (12)	VALIC Company I International Equities	SAST SA MFS Telecom Utility Portfolio
(26)	Index Fund	Class 3 (16) (26)
PVC LargeCap Growth Account Class 2 (12)	VALIC Company I International Socially	SAST SA MFS Total Return Portfolio
(26)	Responsible Fund	Class 1 (28) (29)
PVC LargeCap Growth Account I Class 1 (12)	VALIC Company I Mid Cap Index Fund	SAST SA MFS Total Return Portfolio
(26)		Class 2

PVC MidCap Account Class 1	American Funds IS Growth-Income Fund	SAST SA MFS Total Return Portfolio
	Class 2 (29)	Class 3 (29)

PVC MidCap Account Class 2	American Funds IS Growth-Income Fund	SAST SA Mid Cap Index Portfolio Class
	Class 3	1 (24)

PVC Principal Capital Appreciation Account	American Funds IS High-Income Bond Fund	SAST SA Mid Cap Index Portfolio Class
Class 1	Class 3	3
PVC Principal Capital Appreciation Account	American Funds IS International Fund Class 3	SAST SA Morgan Stanley International
Class 2		Equities Portfolio Class 1 (29)

PVC Real Estate Securities Account Class 1	American Funds IS Ultra-Short Bond Fund	SAST SA Morgan Stanley International
	Class 3	Equities Portfolio Class 2 (29)

SST SA Allocation Balanced Portfolio Class 1	American Funds IS US Government/AAA-	SAST SA Morgan Stanley International
(20)	Rated Securities Fund Class 3	Equities Portfolio Class 3
SST SA Allocation Balanced Portfolio Class 3	AST SA Wellington Government and Quality	SAST SA Oppenheimer Main Street Large
	Bond Portfolio Class 3	Cap Portfolio Class 1 (29)

SST SA Allocation Growth Portfolio Class 1	AST SA Wellington Growth Portfolio Class 1	SAST SA Oppenheimer Main Street Large
(21)	(1) (26)	Cap Portfolio Class 2 (29)
SST SA Allocation Growth Portfolio Class 3	AST SA Wellington Growth Portfolio Class 2	SAST SA Oppenheimer Main Street Large
	(1) (26)	Cap Portfolio Class 3

SST SA Allocation Moderate Growth	AST SA Wellington Growth Portfolio Class 3	SAST SA PIMCO VCP Tactical Balanced
Portfolio Class 1	(1) (26)	Portfolio Class 1 (25)
SST SA Allocation Moderate Growth	AST SA Wellington Natural Resources	SAST SA PIMCO VCP Tactical Balanced
Portfolio Class 3	Portfolio Class 1 (2) (26)	Portfolio Class 3
SST SA Allocation Moderate Portfolio Class 1	AST SA Wellington Natural Resources	SAST SA PineBridge High-Yield Bond
	Portfolio Class 2 (2) (26)	Portfolio Class 1 (29)

SST SA Allocation Moderate Portfolio Class 3	AST SA Wellington Natural Resources	SAST SA PineBridge High-Yield Bond
	Portfolio Class 3 (2) (26)	Portfolio Class 2 (29)

SST SA Columbia Focused Growth Portfolio	AST SA Wellington Strategic Multi-Asset	SAST SA PineBridge High-Yield Bond
Class 3 (8) (26)	Portfolio Class 1 (27)	Portfolio Class 3
SST SA Columbia Focused Value Portfolio	AST SA Wellington Strategic Multi-Asset	SAST SA Putnam International Growth
Class 3	Portfolio Class 3	and Income Portfolio Class 1 (28) (29)
SST SA Multi-Managed Diversified Fixed	BlackRock iShares Dynamic Fixed Income VI	SAST SA Putnam International Growth
Income Portfolio Class 3	Fund Class III (4) (26)	and Income Portfolio Class 2 (29)
SAST SA AB Growth Portfolio Class 1 (27)	BlackRock iShares Equity Appreciation VI	SAST SA Putnam International Growth
(29)	Fund Class 3 (4) (26)	and Income Portfolio Class 3
SAST SA AB Growth Portfolio Class 2 (29)	Columbia VP Limited Duration Credit Fund	SAST SA Schroders VCP Global
	Class 2	Allocation Portfolio Class 1

SAST SA AB Growth Portfolio Class 3	Columbia VP Loomis Sayles Growth Fund	SAST SA Schroders VCP Global
	Class 1	Allocation Portfolio Class 3

SAST SA AB Small & Mid Cap Value	Columbia VP Mid Cap Growth Opportunity	SAST SA Small Cap Index Portfolio Class
Portfolio Class 1 (17)	Fund Class 1	1 (24)
SAST SA AB Small & Mid Cap Value	Columbia VP Overseas Core Fund Class 2	SAST SA Small Cap Index Portfolio Class
Portfolio Class 2		3

SAST SA AB Small & Mid Cap Value	Columbia VP Small Company Growth Fund	SAST SA T. Rowe Price Asset Allocation
Portfolio Class 3 (29)	Class 1	Growth Portfolio Class 1 (23)
SAST SA American Funds Asset Allocation	FTVIP Franklin Income VIP Fund Class 2	SAST SA T. Rowe Price Asset Allocation
Portfolio Class 1		Growth Portfolio Class 3

SAST SA American Funds Asset Allocation	FTVIP Franklin Strategic Income VIP Fund	SAST SA T. Rowe Price VCP Balanced
Portfolio Class 3	Class 2	Portfolio Class 1
SAST SA American Funds Global Growth	Goldman Sachs VIT Multi-Strategy	SAST SA T. Rowe Price VCP Balanced
Portfolio Class 1 (15)	Alternatives Portfolio Advisor Class	Portfolio Class 3
SAST SA American Funds Global Growth	Goldman Sachs VIT Strategic Income Fund	SAST SA Templeton Foreign Value
Portfolio Class 3	Advisor Class (6) (26)	Portfolio Class 1 (25)
SAST SA American Funds Growth Portfolio	Invesco V.I. Comstock Fund Series II	SAST SA Templeton Foreign Value
Class 1 (22) (7)		Portfolio Class 2

SAST SA American Funds Growth Portfolio	Invesco V.I. Growth and Income Fund Series I	SAST SA Templeton Foreign Value
Class 3	(17)	Portfolio Class 3 (29)

SAST SA American Funds Growth-Income	Invesco V.I. Growth and Income Fund Series	SAST SA VCP Dynamic Allocation
Portfolio Class 1 (7)	II (29)	Portfolio Class 1
SAST SA American Funds Growth-Income	Lord Abbett Mid Cap Stock Portfolio Class	SAST SA VCP Dynamic Allocation
Portfolio Class 3	VC	Portfolio Class 3
SAST SA American Funds VCP Managed	Lord Abbett Short Duration Income Portfolio	SAST SA VCP Dynamic Strategy
Allocation Portfolio Class 1	Class VC	Portfolio Class 1
SAST SA American Funds VCP Managed	PIMCO Emerging Markets Bond Portfolio	SAST SA VCP Dynamic Strategy
Allocation Portfolio Class 3	Institutional Class (25)	Portfolio Class 3
SAST SA BlackRock VCP Global Multi Asset	PIMCO Total Return Portfolio Advisor Class	SAST SA VCP Index Allocation Portfolio
Portfolio Class 1	(18)	Class 1 (25)
SAST SA BlackRock VCP Global Multi Asset	PIMCO Total Return Portfolio Institutional	SAST SA VCP Index Allocation Portfolio
Portfolio Class 3	Class (25)	Class 3
SAST SA Boston Company Capital Growth	PVC Real Estate Securities Account Class 2	SAST SA WellsCap Aggressive Growth
Portfolio Class 1 (10) (26)		Portfolio Class 1 (29)

SAST SA Boston Company Capital Growth	PVC SAM Balanced Portfolio Class 1	SAST SA WellsCap Aggressive Growth
Portfolio Class 2 (10) (26)		Portfolio Class 2 (29)

SAST SA Boston Company Capital Growth	PVC SAM Balanced Portfolio Class 2	SAST SA WellsCap Aggressive Growth
Portfolio Class 3 (10) (26)		Portfolio Class 3

SAST SA Columbia Technology Portfolio	PVC SAM Conservative Balanced Portfolio	SAST SA WellsCap Fundamental Growth
Class 1 (29)	Class 1	Portfolio Class 1 (19) (26)
SAST SA Columbia Technology Portfolio	PVC SAM Conservative Balanced Portfolio	SAST SA WellsCap Fundamental Growth
Class 2 (29)	Class 2	Portfolio Class 2 (19) (26)
SAST SA Columbia Technology Portfolio	PVC SAM Conservative Growth Portfolio	SAST SA WellsCap Fundamental Growth
Class 3	Class 1	Portfolio Class 3 (19) (26)
SAST SA DFA Ultra Short Bond Portfolio	PVC SAM Conservative Growth Portfolio
Class 1 (28) (29)	Class 2
SAST SA DFA Ultra Short Bond Portfolio	PVC SAM Flexible Income Portfolio Class 1
Class 2 (29)

SAST SA DFA Ultra Short Bond Portfolio	PVC SAM Flexible Income Portfolio Class 2
Class 3

SAST SA Dogs of Wall Street Portfolio Class
1 (29)
VALIC Company I Nasdaq-100 Index Fund

VALIC Company I Small Cap Index Fund

VALIC Company I Stock Index Fund

(1)	The AST SA Wellington Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(2)	The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(3)	For the periods January 1, 2018 to August 31, 2018 (cessation of operations).

(4)	For the periods January 1, 2018 to May 25, 2018 (cessation of operations).

(5)	The PVC Diversified International Account, PVC Government & High Quality Bond Account and the PVC Short-term Income
Account Class 2 shares were replaced with Class 1 shares on June 17, 2019.
(6)	For the period January 1, 2018 to April 30, 2018 (cessation of operations).

(7)	For the period May 1, 2018 (commencement of operations) to December 31, 2018 and January 1, 2019 to December 31, 2019.

(8)	The SST SA Columbia Focused Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.
(9)	For the period May 1, 2019 to December 31, 2019.

(10)	The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018
(cessation of operations) merged into the SAST SA AB Growth Portfolio.
(11)	The PVC Income Account, in operation for the period January 1, 2018 to December 31, 2018 and January 1, 2019 to June 7, 2019
(cessation of operations) merged into the PVC Core Plus Bond Account, in operation for the period June 7, 2019 to December 31,
2019.
(12)	The PVC Large Cap Growth Account, in operation for the period January 1, 2018 to June 7, 2019 (cessation of operations) merged into the PVC Large Cap Growth Account I, in operation for the period June 7, 2019 (commencement of operations) to December
31, 2019.
(13)	For the period October 7, 2019 to December 31, 2019.

(14)	For the period December 27, 2019 to December 31, 2019.

(15)	For the period June 20, 2019 to December 31, 2019.

(16)	The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.
(17)	For the period July 17, 2019 to December 31, 2019.

(18)	For the period October 10, 2019 to December 31, 2019.

(19)	The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018
(cessation of operations) merged into the SAST SA AB Growth Portfolio.
(20)	For the period April 10, 2019 to December 31, 2019.

(21)	For the period January 10, 2018 to December 31, 2018 and January 1, 2019 to December 31, 2019.

(22)	For the period October 9, 2019 to December 31, 2019.

(23)	For the period January 12, 2018 to December 31, 2018 and January 1, 2019 to December 31, 2019.

(24)	For the period June 28, 2019 to December 31, 2019.

(25)	There is no respective statement of assets and liabilities and statement of operations and changes in net assets, since there was no activity for the periods presented.
(26)	Where there was a cessation of operations, only a statement of operations and changes in net assets is included for the respective period presented.
(27)	On November 29, 2019 sub-accounts of Variable Annuity Account One merged into the Variable Separate Account. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.
(28)	On November 29, 2019 sub-accounts of Variable Annuity Account Two merged into the Variable Separate Account. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.
(29)	On November 29, 2019 sub-accounts of Variable Annuity Account Four merged into the Variable Separate Account. Statements of operations and changes in net assets includes activity for the period November 29, 2019 (merger date) through December 31, 2019 for the merged sub-accounts.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub- accounts of Variable Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of Variable Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds and the custodians. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 22, 2020

We have served as the auditor of one or more of the sub-accounts of the AIG Life and Retirement Separate Account Group since at least 1994. We have not been able to determine the specific year we began serving as auditor.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

			Due from
			(to)
			Company's		Contract		Net Assets
			General		Owners -	Contract Owners	Attributable to
	Investments at		Account,		Annuity	- Accumulation	Contract Owner
Sub-accounts	Fair Value		Net	Net Assets	Reserves	Reserves	Reserves
American Funds IS Asset Allocation Fund Class 2	$57,171,522	$	- $	57,171,522	$591,366	$56,580,156	$57,171,522
American Funds IS Asset Allocation Fund Class 3	32,568,686		-	32,568,686	651,232	31,917,454	32,568,686
American Funds IS Capital Income Builder Class 4	2,991,457		-	2,991,457	-	2,991,457	2,991,457
American Funds IS Global Growth Fund Class 2	182,820,869		-	182,820,869	1,988,409	180,832,460	182,820,869
American Funds IS Growth Fund Class 2	277,857,246		-	277,857,246	2,800,871	275,056,375	277,857,246
American Funds IS Growth Fund Class 3	213,513,707		-	213,513,707	8,154,725	205,358,982	213,513,707
American Funds IS Growth-Income Fund Class 2	280,061,420		-	280,061,420	3,034,744	277,026,676	280,061,420
American Funds IS Growth-Income Fund Class 3	156,436,658		-	156,436,658	5,509,927	150,926,731	156,436,658
American Funds IS High-Income Bond Fund Class 3	9,943,126		-	9,943,126	388,497	9,554,629	9,943,126
American Funds IS International Fund Class 3	24,711,467		-	24,711,467	754,247	23,957,220	24,711,467
American Funds IS Ultra-Short Bond Fund Class 3	3,185,378		-	3,185,378	144,127	3,041,251	3,185,378
American Funds IS US Government/AAA-Rated Securities Fund Class 3	8,817,779		-	8,817,779	154,055	8,663,724	8,817,779
AST SA BlackRock Multi-Asset Income Portfolio Class 1	13,102,314		-	13,102,314	654,499	12,447,815	13,102,314
AST SA BlackRock Multi-Asset Income Portfolio Class 3	50,690,122		-	50,690,122	-	50,690,122	50,690,122
AST SA PGI Asset Allocation Portfolio Class 1	89,111,935		-	89,111,935	2,626,654	86,485,281	89,111,935
AST SA PGI Asset Allocation Portfolio Class 2	11,887,626		-	11,887,626	145,698	11,741,928	11,887,626
AST SA PGI Asset Allocation Portfolio Class 3	43,534,824		-	43,534,824	109,342	43,425,482	43,534,824
AST SA Wellington Capital Appreciation Portfolio Class 1	366,463,071		-	366,463,071	4,794,742	361,668,329	366,463,071
AST SA Wellington Capital Appreciation Portfolio Class 2	46,493,145		-	46,493,145	659,131	45,834,014	46,493,145
AST SA Wellington Capital Appreciation Portfolio Class 3	442,546,761		-	442,546,761	1,622,137	440,924,624	442,546,761
AST SA Wellington Government and Quality Bond Portfolio Class 1	65,858,921		-	65,858,921	1,484,732	64,374,189	65,858,921
AST SA Wellington Government and Quality Bond Portfolio Class 2	21,491,414		-	21,491,414	449,103	21,042,311	21,491,414
AST SA Wellington Government and Quality Bond Portfolio Class 3	439,617,906		-	439,617,906	502,694	439,115,212	439,617,906
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	14,244,502		-	14,244,502	502,923	13,741,579	14,244,502
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	44,056,601		-	44,056,601	11,498	44,045,103	44,056,601
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	526,932		-	526,932	-	526,932	526,932
BlackRock Global Allocation V.I. Fund Class III	2,259,020		-	2,259,020	-	2,259,020	2,259,020
Columbia VP Asset Allocation Fund Class 1	816,744		-	816,744	-	816,744	816,744
Columbia VP Dividend Opportunity Fund Class 1	1,733,097		-	1,733,097	-	1,733,097	1,733,097
Columbia VP Emerging Markets Bond Fund Class 2	82,748		-	82,748	-	82,748	82,748
Columbia VP Income Opportunities Fund Class 1	9,044,133		-	9,044,133	36,784	9,007,349	9,044,133
Columbia VP Large Cap Growth Fund Class 1	22,834,005		-	22,834,005	240,457	22,593,548	22,834,005
Columbia VP Limited Duration Credit Fund Class 2	252,571		-	252,571	-	252,571	252,571
Columbia VP Loomis Sayles Growth Fund Class 1	1,866,835		-	1,866,835	-	1,866,835	1,866,835
Columbia VP Mid Cap Growth Opportunity Fund Class 1	410,783		-	410,783	-	410,783	410,783
Columbia VP Overseas Core Fund Class 2	1,291,650		-	1,291,650	-	1,291,650	1,291,650
Columbia VP Small Company Growth Fund Class 1	816,586		-	816,586	-	816,586	816,586
FTVIP Franklin Allocation VIP Fund Class 2	38,493,610		-	38,493,610	10,046	38,483,564	38,493,610
FTVIP Franklin Income VIP Fund Class 1	899,638		-	899,638	-	899,638	899,638
FTVIP Franklin Income VIP Fund Class 2	125,198,641		-	125,198,641	88,864	125,109,777	125,198,641
FTVIP Franklin Strategic Income VIP Fund Class 2	880,330		-	880,330	-	880,330	880,330
Goldman Sachs VIT Global Trends Allocation Fund Service Class	62,596		-	62,596	-	62,596	62,596
Goldman Sachs VIT Government Money Market Fund Institutional Class	1,410,896		-	1,410,896	-	1,410,896	1,410,896
Goldman Sachs VIT Government Money Market Fund Service Class	86,588,911		-	86,588,911	222,366	86,366,545	86,588,911
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	845,973		-	845,973	-	845,973	845,973
Invesco V.I. American Franchise Fund Series II	28,605,004		-	28,605,004	206,292	28,398,712	28,605,004
Invesco V.I. Balanced-Risk Allocation Fund Series II	1,051,526		-	1,051,526	-	1,051,526	1,051,526
Invesco V.I. Comstock Fund Series I	14,253		-	14,253	-	14,253	14,253
Invesco V.I. Comstock Fund Series II	281,503,714		-	281,503,714	684,025	280,819,689	281,503,714
Invesco V.I. Growth and Income Fund Series I	900,815		-	900,815	-	900,815	900,815
Invesco V.I. Growth and Income Fund Series II	381,758,846		-	381,758,846	787,066	380,971,780	381,758,846
Ivy VIP Asset Strategy Class II	411,737		-	411,737	-	411,737	411,737
Lord Abbett Bond Debenture Portfolio Class VC	1,518,906		-	1,518,906	-	1,518,906	1,518,906
Lord Abbett Fundamental Equity Portfolio Class VC	328,226		-	328,226	-	328,226	328,226
Lord Abbett Growth and Income Portfolio Class VC	169,605,470		-	169,605,470	660,114	168,945,356	169,605,470
Lord Abbett Mid Cap Stock Portfolio Class VC	13,188,768		-	13,188,768	58,190	13,130,578	13,188,768
Lord Abbett Short Duration Income Portfolio Class VC	1,982,979		-	1,982,979	-	1,982,979	1,982,979
Morgan Stanley VIF Global Infrastructure Portfolio Class II	1,248,455		-	1,248,455	-	1,248,455	1,248,455
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	929,308		-	929,308	-	929,308	929,308
PIMCO All Asset Portfolio Advisor Class	51,833		-	51,833	-	51,833	51,833
PIMCO Dynamic Bond Portfolio Advisor Class	982,607		-	982,607	-	982,607	982,607
PIMCO Emerging Markets Bond Portfolio Advisor Class	508,840		-	508,840	-	508,840	508,840
PIMCO Total Return Portfolio Advisor Class	5,146,833		-	5,146,833	-	5,146,833	5,146,833
PIMCO Total Return Portfolio Institutional Class	15,890		-	15,890	-	15,890	15,890
PVC Core Plus Bond Account Class 1	4,787,195		-	4,787,195	5,767	4,781,428	4,787,195
PVC Diversified International Account Class 1	1,005,217		-	1,005,217	69,015	936,202	1,005,217
PVC Equity Income Account Class 1	11,997,413		-	11,997,413	158,558	11,838,855	11,997,413
PVC Equity Income Account Class 2	7,355,773		-	7,355,773	16,045	7,339,728	7,355,773
PVC Government & High Quality Bond Account Class 1	2,254,221		-	2,254,221	7,854	2,246,367	2,254,221
PVC LargeCap Growth Account I Class 1	1,129,251		-	1,129,251	-	1,129,251	1,129,251

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

			Due from
			(to)
			Company's		Contract		Net Assets
			General		Owners -	Contract Owners	Attributable to
	Investments at		Account,		Annuity	- Accumulation	Contract Owner
Sub-accounts	Fair Value		Net	Net Assets	Reserves	Reserves	Reserves
PVC MidCap Account Class 1	$1,918,421	$	- $	1,918,421	$6,205	$1,912,216	$1,918,421
PVC MidCap Account Class 2	977,998		-	977,998	-	977,998	977,998
PVC Principal Capital Appreciation Account Class 1	10,425,512		-	10,425,512	169,365	10,256,147	10,425,512
PVC Principal Capital Appreciation Account Class 2	2,237,508		-	2,237,508	12,920	2,224,588	2,237,508
PVC Real Estate Securities Account Class 1	439,148		-	439,148	-	439,148	439,148
PVC Real Estate Securities Account Class 2	254,168		-	254,168	-	254,168	254,168
PVC SAM Balanced Portfolio Class 1	28,914,650		-	28,914,650	12,914	28,901,736	28,914,650
PVC SAM Balanced Portfolio Class 2	25,048,816		-	25,048,816	51,684	24,997,132	25,048,816
PVC SAM Conservative Balanced Portfolio Class 1	2,744,189		-	2,744,189	98,557	2,645,632	2,744,189
PVC SAM Conservative Balanced Portfolio Class 2	3,229,240		-	3,229,240	183,141	3,046,099	3,229,240
PVC SAM Conservative Growth Portfolio Class 1	13,152,696		-	13,152,696	36,328	13,116,368	13,152,696
PVC SAM Conservative Growth Portfolio Class 2	13,765,197		-	13,765,197	593,593	13,171,604	13,765,197
PVC SAM Flexible Income Portfolio Class 1	5,070,782		-	5,070,782	21,359	5,049,423	5,070,782
PVC SAM Flexible Income Portfolio Class 2	5,308,046		-	5,308,046	81,483	5,226,563	5,308,046
PVC SAM Strategic Growth Portfolio Class 1	3,065,908		-	3,065,908	32,442	3,033,466	3,065,908
PVC SAM Strategic Growth Portfolio Class 2	5,288,289		-	5,288,289	12,550	5,275,739	5,288,289
PVC Short-Term Income Account Class 1	1,881,407		-	1,881,407	29,545	1,851,862	1,881,407
PVC SmallCap Account Class 1	512,880		-	512,880	1,260	511,620	512,880
PVC SmallCap Account Class 2	338,868		-	338,868	-	338,868	338,868
SST SA Allocation Balanced Portfolio Class 1	24,734		-	24,734	-	24,734	24,734
SST SA Allocation Balanced Portfolio Class 3	137,159,809		-	137,159,809	-	137,159,809	137,159,809
SST SA Allocation Growth Portfolio Class 1	162,673		-	162,673	-	162,673	162,673
SST SA Allocation Growth Portfolio Class 3	149,067,081		-	149,067,081	-	149,067,081	149,067,081
SST SA Allocation Moderate Growth Portfolio Class 1	470,020		-	470,020	-	470,020	470,020
SST SA Allocation Moderate Growth Portfolio Class 3	211,845,107		-	211,845,107	28,724	211,816,383	211,845,107
SST SA Allocation Moderate Portfolio Class 1	102,616		-	102,616	-	102,616	102,616
SST SA Allocation Moderate Portfolio Class 3	183,837,816		-	183,837,816	60,145	183,777,671	183,837,816
SST SA Columbia Focused Value Portfolio Class 3	162,202		-	162,202	-	162,202	162,202
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	153,932		-	153,932	-	153,932	153,932
SST SA Multi-Managed International Equity Portfolio Class 3	486,111		-	486,111	-	486,111	486,111
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	171,501		-	171,501	-	171,501	171,501
SST SA Multi-Managed Large Cap Value Portfolio Class 3	186,918		-	186,918	-	186,918	186,918
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	462,023		-	462,023	-	462,023	462,023
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	350,260		-	350,260	-	350,260	350,260
SST SA Multi-Managed Small Cap Portfolio Class 3	247,120		-	247,120	-	247,120	247,120
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 1	252,656		-	252,656	-	252,656	252,656
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	66,911,477		-	66,911,477	-	66,911,477	66,911,477
SST SA T. Rowe Price Growth Stock Portfolio Class 3	455,424		-	455,424	-	455,424	455,424
SST SA Wellington Real Return Portfolio Class 1	76,944		-	76,944	-	76,944	76,944
SST SA Wellington Real Return Portfolio Class 3	271,949,055		-	271,949,055	94,147	271,854,908	271,949,055
SAST SA AB Growth Portfolio Class 1	418,161,337		-	418,161,337	5,949,995	412,211,342	418,161,337
SAST SA AB Growth Portfolio Class 2	48,812,760		-	48,812,760	277,726	48,535,034	48,812,760
SAST SA AB Growth Portfolio Class 3	353,127,185		-	353,127,185	1,688,666	351,438,519	353,127,185
SAST SA AB Small & Mid Cap Value Portfolio Class 1	41,424		-	41,424	-	41,424	41,424
SAST SA AB Small & Mid Cap Value Portfolio Class 2	10,502,610		-	10,502,610	66,075	10,436,535	10,502,610
SAST SA AB Small & Mid Cap Value Portfolio Class 3	343,498,739		-	343,498,739	576,054	342,922,685	343,498,739
SAST SA American Funds Asset Allocation Portfolio Class 1	4,319,030		-	4,319,030	-	4,319,030	4,319,030
SAST SA American Funds Asset Allocation Portfolio Class 3	1,050,321,294		-	1,050,321,294	348,360	1,049,972,934	1,050,321,294
SAST SA American Funds Global Growth Portfolio Class 1	91,415		-	91,415	-	91,415	91,415
SAST SA American Funds Global Growth Portfolio Class 3	362,404,927		-	362,404,927	379,509	362,025,418	362,404,927
SAST SA American Funds Growth Portfolio Class 1	160,128		-	160,128	-	160,128	160,128
SAST SA American Funds Growth Portfolio Class 3	350,406,252		-	350,406,252	491,913	349,914,339	350,406,252
SAST SA American Funds Growth-Income Portfolio Class 1	158,760		-	158,760	-	158,760	158,760
SAST SA American Funds Growth-Income Portfolio Class 3	258,117,453		-	258,117,453	583,453	257,534,000	258,117,453
SAST SA American Funds VCP Managed Allocation Portfolio Class 1	130,006		-	130,006	-	130,006	130,006
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	1,724,612,450		-	1,724,612,450	160,142	1,724,452,308	1,724,612,450
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 1	14,658		-	14,658	-	14,658	14,658
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	708,855,120		-	708,855,120	-	708,855,120	708,855,120
SAST SA Columbia Technology Portfolio Class 1	15,173,722		-	15,173,722	24,668	15,149,054	15,173,722
SAST SA Columbia Technology Portfolio Class 2	5,428,998		-	5,428,998	21	5,428,977	5,428,998
SAST SA Columbia Technology Portfolio Class 3	59,637,277		-	59,637,277	527,164	59,110,113	59,637,277
SAST SA DFA Ultra Short Bond Portfolio Class 1	27,055,774		-	27,055,774	825,674	26,230,100	27,055,774
SAST SA DFA Ultra Short Bond Portfolio Class 2	10,017,094		-	10,017,094	242,564	9,774,530	10,017,094
SAST SA DFA Ultra Short Bond Portfolio Class 3	150,074,756		-	150,074,756	1,005,315	149,069,441	150,074,756
SAST SA Dogs of Wall Street Portfolio Class 1	27,939,538		-	27,939,538	778,371	27,161,167	27,939,538
SAST SA Dogs of Wall Street Portfolio Class 2	5,976,602		-	5,976,602	144,452	5,832,150	5,976,602
SAST SA Dogs of Wall Street Portfolio Class 3	118,452,677		-	118,452,677	14,167	118,438,510	118,452,677
SAST SA Emerging Markets Equity Index Portfolio Class 1	14,683		-	14,683	-	14,683	14,683

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

			Due from
			(to)
			Company's			Contract		Net Assets
			General			Owners -	Contract Owners	Attributable to
	Investments at		Account,			Annuity	- Accumulation	Contract Owner
Sub-accounts	Fair Value		Net	Net Assets		Reserves	Reserves	Reserves
SAST SA Emerging Markets Equity Index Portfolio Class 3	$2,181,903	$	- $	2,181,903	$	- $	2,181,903	$2,181,903
SAST SA Federated Corporate Bond Portfolio Class 1	55,496,983		-	55,496,983		771,247	54,725,736	55,496,983
SAST SA Federated Corporate Bond Portfolio Class 2	17,981,049		-	17,981,049		479,262	17,501,787	17,981,049
SAST SA Federated Corporate Bond Portfolio Class 3	590,433,063		-	590,433,063		722,720	589,710,343	590,433,063
SAST SA Fidelity Institutional AM® International Growth Portfolio Class	55,236		-	55,236		-	55,236	55,236
SAST SA Fidelity Institutional AM® International Growth Portfolio Class	938,721		-	938,721		-	938,721	938,721
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	20,147,628		-	20,147,628		148,269	19,999,359	20,147,628
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	4,652,649		-	4,652,649		14,977	4,637,672	4,652,649
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	151,160,749		-	151,160,749		249,861	150,910,888	151,160,749
SAST SA Fixed Income Index Portfolio Class 3	21,021,148		-	21,021,148		-	21,021,148	21,021,148
SAST SA Fixed Income Intermediate Index Portfolio Class 3	17,592,037		-	17,592,037		-	17,592,037	17,592,037
SAST SA Franklin Small Company Value Portfolio Class 3	144,933,900		-	144,933,900		72,574	144,861,326	144,933,900
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	114,199		-	114,199		-	114,199	114,199
SAST SA Global Index Allocation 60-40 Portfolio Class 3	31,616,986		-	31,616,986		-	31,616,986	31,616,986
SAST SA Global Index Allocation 75-25 Portfolio Class 1	57,683		-	57,683		-	57,683	57,683
SAST SA Global Index Allocation 75-25 Portfolio Class 3	31,581,446		-	31,581,446		-	31,581,446	31,581,446
SAST SA Global Index Allocation 90-10 Portfolio Class 1	793,997		-	793,997		-	793,997	793,997
SAST SA Global Index Allocation 90-10 Portfolio Class 3	128,518,535		-	128,518,535		-	128,518,535	128,518,535
SAST SA Goldman Sachs Global Bond Portfolio Class 1	19,392,656		-	19,392,656		202,577	19,190,079	19,392,656
SAST SA Goldman Sachs Global Bond Portfolio Class 2	4,953,642		-	4,953,642		99,151	4,854,491	4,953,642
SAST SA Goldman Sachs Global Bond Portfolio Class 3	207,424,846		-	207,424,846		125,395	207,299,451	207,424,846
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 1	7,326		-	7,326		-	7,326	7,326
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	17,736,976		-	17,736,976		-	17,736,976	17,736,976
SAST SA Index Allocation 60-40 Portfolio Class 1	39,778		-	39,778		-	39,778	39,778
SAST SA Index Allocation 60-40 Portfolio Class 3	110,358,370		-	110,358,370		-	110,358,370	110,358,370
SAST SA Index Allocation 80-20 Portfolio Class 1	1,718,802		-	1,718,802		-	1,718,802	1,718,802
SAST SA Index Allocation 80-20 Portfolio Class 3	207,511,352		-	207,511,352		51,410	207,459,942	207,511,352
SAST SA Index Allocation 90-10 Portfolio Class 1	2,676,320		-	2,676,320		-	2,676,320	2,676,320
SAST SA Index Allocation 90-10 Portfolio Class 3	586,183,530		-	586,183,530		-	586,183,530	586,183,530
SAST SA International Index Portfolio Class 1	939,193		-	939,193		-	939,193	939,193
SAST SA International Index Portfolio Class 3	3,924,596		-	3,924,596		-	3,924,596	3,924,596
SAST SA Invesco Growth Opportunities Portfolio Class 1	8,080,815		-	8,080,815		16,173	8,064,642	8,080,815
SAST SA Invesco Growth Opportunities Portfolio Class 2	3,030,330		-	3,030,330		78,305	2,952,025	3,030,330
SAST SA Invesco Growth Opportunities Portfolio Class 3	118,572,053		-	118,572,053		69,168	118,502,885	118,572,053
SAST SA Invesco VCP Equity-Income Portfolio Class 1	228,190		-	228,190		-	228,190	228,190
SAST SA Invesco VCP Equity-Income Portfolio Class 3	1,276,601,271		-	1,276,601,271		62,430	1,276,538,841	1,276,601,271
SAST SA Janus Focused Growth Portfolio Class 1	13,853,744		-	13,853,744		228,741	13,625,003	13,853,744
SAST SA Janus Focused Growth Portfolio Class 2	8,931,106		-	8,931,106		105,244	8,825,862	8,931,106
SAST SA Janus Focused Growth Portfolio Class 3	96,873,773		-	96,873,773		62,393	96,811,380	96,873,773
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	48,023,385		-	48,023,385		577,072	47,446,313	48,023,385
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	10,532,417		-	10,532,417		132,384	10,400,033	10,532,417
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	146,452,520		-	146,452,520		124,607	146,327,913	146,452,520
SAST SA JPMorgan Emerging Markets Portfolio Class 1	18,695,795		-	18,695,795		67,670	18,628,125	18,695,795
SAST SA JPMorgan Emerging Markets Portfolio Class 2	3,042,380		-	3,042,380		24,350	3,018,030	3,042,380
SAST SA JPMorgan Emerging Markets Portfolio Class 3	103,838,724		-	103,838,724		162,294	103,676,430	103,838,724
SAST SA JPMorgan Equity-Income Portfolio Class 1	125,680,120		-	125,680,120		1,924,239	123,755,881	125,680,120
SAST SA JPMorgan Equity-Income Portfolio Class 2	10,490,215		-	10,490,215		152,496	10,337,719	10,490,215
SAST SA JPMorgan Equity-Income Portfolio Class 3	135,241,194		-	135,241,194		386,295	134,854,899	135,241,194
SAST SA JPMorgan Global Equities Portfolio Class 1	37,591,764		-	37,591,764		347,053	37,244,711	37,591,764
SAST SA JPMorgan Global Equities Portfolio Class 2	3,706,157		-	3,706,157		52,528	3,653,629	3,706,157
SAST SA JPMorgan Global Equities Portfolio Class 3	28,038,965		-	28,038,965		61,435	27,977,530	28,038,965
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	42,035,477		-	42,035,477		522,850	41,512,627	42,035,477
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	7,548,295		-	7,548,295		158,828	7,389,467	7,548,295
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	633,887,209		-	633,887,209		258,012	633,629,197	633,887,209
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	39,239,784		-	39,239,784		814,591	38,425,193	39,239,784
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	15,034,433		-	15,034,433		78,665	14,955,768	15,034,433
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	112,120,517		-	112,120,517		29,830	112,090,687	112,120,517
SAST SA Large Cap Growth Index Portfolio Class 1	582,420		-	582,420		-	582,420	582,420
SAST SA Large Cap Growth Index Portfolio Class 3	5,155,480		-	5,155,480		-	5,155,480	5,155,480
SAST SA Large Cap Index Portfolio Class 3	18,613,266		-	18,613,266		-	18,613,266	18,613,266
SAST SA Large Cap Value Index Portfolio Class 1	406,753		-	406,753		-	406,753	406,753
SAST SA Large Cap Value Index Portfolio Class 3	4,632,952		-	4,632,952		-	4,632,952	4,632,952
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	331,917,040		-	331,917,040		3,703,031	328,214,009	331,917,040
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	44,937,837		-	44,937,837		429,038	44,508,799	44,937,837
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	362,183,792		-	362,183,792		629,129	361,554,663	362,183,792
SAST SA Legg Mason Tactical Opportunities Class 1	33,249		-	33,249		-	33,249	33,249

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

			Due from
			(to)
			Company's			Contract		Net Assets
			General			Owners -	Contract Owners	Attributable to
	Investments at		Account,			Annuity	- Accumulation	Contract Owner
Sub-accounts	Fair Value		Net	Net Assets		Reserves	Reserves	Reserves
SAST SA Legg Mason Tactical Opportunities Class 3	$40,007,611	$	- $	40,007,611	$	- $	40,007,611	$40,007,611
SAST SA MFS Blue Chip Growth Portfolio Class 1	8,023,280		-	8,023,280		73,954	7,949,326	8,023,280
SAST SA MFS Blue Chip Growth Portfolio Class 2	3,175,985		-	3,175,985		-	3,175,985	3,175,985
SAST SA MFS Blue Chip Growth Portfolio Class 3	94,474,080		-	94,474,080		158,254	94,315,826	94,474,080
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	48,088,946		-	48,088,946		896,469	47,192,477	48,088,946
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	8,338,235		-	8,338,235		25,392	8,312,843	8,338,235
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	225,270,232		-	225,270,232		155,238	225,114,994	225,270,232
SAST SA MFS Total Return Portfolio Class 1	106,304,110		-	106,304,110		966,172	105,337,938	106,304,110
SAST SA MFS Total Return Portfolio Class 2	22,991,542		-	22,991,542		100,303	22,891,239	22,991,542
SAST SA MFS Total Return Portfolio Class 3	184,317,565		-	184,317,565		847,615	183,469,950	184,317,565
SAST SA Mid Cap Index Portfolio Class 1	13,957		-	13,957		-	13,957	13,957
SAST SA Mid Cap Index Portfolio Class 3	7,819,510		-	7,819,510		1,844	7,817,666	7,819,510
SAST SA Morgan Stanley International Equities Portfolio Class 1	26,550,405		-	26,550,405		381,597	26,168,808	26,550,405
SAST SA Morgan Stanley International Equities Portfolio Class 2	9,231,971		-	9,231,971		79,114	9,152,857	9,231,971
SAST SA Morgan Stanley International Equities Portfolio Class 3	103,291,412		-	103,291,412		110,538	103,180,874	103,291,412
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	26,140,659		-	26,140,659		509,637	25,631,022	26,140,659
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	3,549,185		-	3,549,185		33,322	3,515,863	3,549,185
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	57,141,250		-	57,141,250		205,138	56,936,112	57,141,250
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	1,165,508,351		-	1,165,508,351		65,871	1,165,442,480	1,165,508,351
SAST SA PineBridge High-Yield Bond Portfolio Class 1	37,372,402		-	37,372,402		551,664	36,820,738	37,372,402
SAST SA PineBridge High-Yield Bond Portfolio Class 2	7,770,036		-	7,770,036		129,749	7,640,287	7,770,036
SAST SA PineBridge High-Yield Bond Portfolio Class 3	97,140,054		-	97,140,054		260,286	96,879,768	97,140,054
SAST SA Putnam International Growth and Income Portfolio Class 1	23,063,747		-	23,063,747		254,101	22,809,646	23,063,747
SAST SA Putnam International Growth and Income Portfolio Class 2	4,607,180		-	4,607,180		25,028	4,582,152	4,607,180
SAST SA Putnam International Growth and Income Portfolio Class 3	89,195,939		-	89,195,939		141,420	89,054,519	89,195,939
SAST SA Schroders VCP Global Allocation Portfolio Class 1	174,914		-	174,914		-	174,914	174,914
SAST SA Schroders VCP Global Allocation Portfolio Class 3	551,865,273		-	551,865,273		11,458	551,853,815	551,865,273
SAST SA Small Cap Index Portfolio Class 1	42,919		-	42,919		-	42,919	42,919
SAST SA Small Cap Index Portfolio Class 3	6,875,897		-	6,875,897		-	6,875,897	6,875,897
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 1	191,336		-	191,336		-	191,336	191,336
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	181,776,562		-	181,776,562		-	181,776,562	181,776,562
SAST SA T. Rowe Price VCP Balanced Portfolio Class 1	89,101		-	89,101		-	89,101	89,101
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	1,305,919,982		-	1,305,919,982		18,163	1,305,901,819	1,305,919,982
SAST SA Templeton Foreign Value Portfolio Class 2	10,209,894		-	10,209,894		144,953	10,064,941	10,209,894
SAST SA Templeton Foreign Value Portfolio Class 3	330,274,799		-	330,274,799		295,034	329,979,765	330,274,799
SAST SA VCP Dynamic Allocation Portfolio Class 1	219,556		-	219,556		-	219,556	219,556
SAST SA VCP Dynamic Allocation Portfolio Class 3	8,625,244,704		-	8,625,244,704		1,589,592	8,623,655,112	8,625,244,704
SAST SA VCP Dynamic Strategy Portfolio Class 1	219,559		-	219,559		-	219,559	219,559
SAST SA VCP Dynamic Strategy Portfolio Class 3	5,476,551,697		-	5,476,551,697		1,058,695	5,475,493,002	5,476,551,697
SAST SA VCP Index Allocation Portfolio Class 3	326,664,409		-	326,664,409		25,526	326,638,883	326,664,409
SAST SA WellsCap Aggressive Growth Portfolio Class 1	29,155,236		-	29,155,236		621,487	28,533,749	29,155,236
SAST SA WellsCap Aggressive Growth Portfolio Class 2	3,113,641		-	3,113,641		15	3,113,626	3,113,641
SAST SA WellsCap Aggressive Growth Portfolio Class 3	29,874,882		-	29,874,882		6,015	29,868,867	29,874,882
VALIC Company I International Equities Index Fund	5,326,758		-	5,326,758		-	5,326,758	5,326,758
VALIC Company I International Socially Responsible Fund	1,112,681		-	1,112,681		-	1,112,681	1,112,681
VALIC Company I Mid Cap Index Fund	4,437,633		-	4,437,633		-	4,437,633	4,437,633
VALIC Company I Nasdaq-100 Index Fund	3,496,878		-	3,496,878		-	3,496,878	3,496,878
VALIC Company I Small Cap Index Fund	3,556,921		-	3,556,921		-	3,556,921	3,556,921
VALIC Company I Stock Index Fund	13,142,385		-	13,142,385		-	13,142,385	13,142,385

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset Value	Shares at Fair	Cost of Shares
Sub-accounts	Shares	per Share	Value	Held	Level*
American Funds IS Asset Allocation Fund Class 2	2,403,175	$23.79	$57,171,522	$49,180,140	1
American Funds IS Asset Allocation Fund Class 3	1,352,520	24.08	32,568,686	28,028,972	1
American Funds IS Capital Income Builder Class 4	279,314	10.71	2,991,457	2,728,137	1
American Funds IS Global Growth Fund Class 2	5,670,622	32.24	182,820,869	150,910,325	1
American Funds IS Growth Fund Class 2	3,448,644	80.57	277,857,246	240,266,269	1
American Funds IS Growth Fund Class 3	2,608,916	81.84	213,513,707	179,273,052	1
American Funds IS Growth-Income Fund Class 2	5,592,281	50.08	280,061,420	255,621,508	1
American Funds IS Growth-Income Fund Class 3	3,078,856	50.81	156,436,658	138,548,482	1
American Funds IS High-Income Bond Fund Class 3	1,002,331	9.92	9,943,126	10,059,079	1
American Funds IS International Fund Class 3	1,181,236	20.92	24,711,467	22,487,365	1
American Funds IS Ultra-Short Bond Fund Class 3	286,198	11.13	3,185,378	3,197,017	1
American Funds IS US Government/AAA-Rated Securities Fund Class 3	712,836	12.37	8,817,779	8,866,786	1
AST SA BlackRock Multi-Asset Income Portfolio Class 1	1,943,964	6.74	13,102,314	13,420,694	1
AST SA BlackRock Multi-Asset Income Portfolio Class 3	7,622,575	6.65	50,690,122	48,648,096	1
AST SA PGI Asset Allocation Portfolio Class 1	6,328,973	14.08	89,111,935	87,950,093	1
AST SA PGI Asset Allocation Portfolio Class 2	844,892	14.07	11,887,626	11,660,061	1
AST SA PGI Asset Allocation Portfolio Class 3	3,120,776	13.95	43,534,824	43,728,879	1
AST SA Wellington Capital Appreciation Portfolio Class 1	8,405,116	43.60	366,463,071	355,037,046	1
AST SA Wellington Capital Appreciation Portfolio Class 2	1,135,364	40.95	46,493,145	45,032,347	1
AST SA Wellington Capital Appreciation Portfolio Class 3	11,272,205	39.26	442,546,761	439,264,044	1
AST SA Wellington Government and Quality Bond Portfolio Class 1	4,279,332	15.39	65,858,921	64,940,769	1
AST SA Wellington Government and Quality Bond Portfolio Class 2	1,391,931	15.44	21,491,414	21,025,020	1
AST SA Wellington Government and Quality Bond Portfolio Class 3	28,639,603	15.35	439,617,906	431,843,985	1
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	1,679,776	8.48	14,244,502	13,153,524	1
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	5,219,976	8.44	44,056,601	41,877,090	1
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	43,476	12.12	526,932	448,551	1
BlackRock Global Allocation V.I. Fund Class III	156,010	14.48	2,259,020	2,168,824	1
Columbia VP Asset Allocation Fund Class 1	51,174	15.96	816,744	656,059	1
Columbia VP Dividend Opportunity Fund Class 1	58,570	29.59	1,733,097	783,502	1
Columbia VP Emerging Markets Bond Fund Class 2	8,611	9.61	82,748	86,591	1
Columbia VP Income Opportunities Fund Class 1	1,183,787	7.64	9,044,133	9,015,997	1
Columbia VP Large Cap Growth Fund Class 1	1,043,602	21.88	22,834,005	13,344,486	1
Columbia VP Limited Duration Credit Fund Class 2	25,985	9.72	252,571	243,746	1
Columbia VP Loomis Sayles Growth Fund Class 1	49,716	37.55	1,866,835	1,123,883	1
Columbia VP Mid Cap Growth Opportunity Fund Class 1	12,373	33.20	410,783	203,938	1
Columbia VP Overseas Core Fund Class 2	96,971	13.32	1,291,650	1,239,923	1
Columbia VP Small Company Growth Fund Class 1	45,824	17.82	816,586	687,306	1
FTVIP Franklin Allocation VIP Fund Class 2	5,652,512	6.81	38,493,610	39,414,408	1
FTVIP Franklin Income VIP Fund Class 1	54,457	16.52	899,638	900,182	1
FTVIP Franklin Income VIP Fund Class 2	7,869,179	15.91	125,198,641	122,147,513	1
FTVIP Franklin Strategic Income VIP Fund Class 2	83,444	10.55	880,330	903,387	1
Goldman Sachs VIT Global Trends Allocation Fund Service Class	5,089	12.30	62,596	59,640	1
Goldman Sachs VIT Government Money Market Fund Institutional Class	1,410,896	1.00	1,410,896	1,410,896	1
Goldman Sachs VIT Government Money Market Fund Service Class	86,588,911	1.00	86,588,911	86,588,916	1
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	94,102	8.99	845,973	861,579	1
Invesco V.I. American Franchise Fund Series II	447,653	63.90	28,605,004	26,009,777	1
Invesco V.I. Balanced-Risk Allocation Fund Series II	97,999	10.73	1,051,526	1,057,137	1
Invesco V.I. Comstock Fund Series I	831	17.16	14,253	14,894	1
Invesco V.I. Comstock Fund Series II	16,471,838	17.09	281,503,714	275,595,104	1
Invesco V.I. Growth and Income Fund Series I	47,188	19.09	900,815	901,759	1
Invesco V.I. Growth and Income Fund Series II	20,029,320	19.06	381,758,846	400,834,272	1
Ivy VIP Asset Strategy Class II	43,340	9.50	411,737	376,894	1
Lord Abbett Bond Debenture Portfolio Class VC	125,737	12.08	1,518,906	1,534,093	1
Lord Abbett Fundamental Equity Portfolio Class VC	19,844	16.54	328,226	346,315	1
Lord Abbett Growth and Income Portfolio Class VC	4,906,146	34.57	169,605,470	152,180,115	1
Lord Abbett Mid Cap Stock Portfolio Class VC	555,550	23.74	13,188,768	11,265,627	1
Lord Abbett Short Duration Income Portfolio Class VC	138,961	14.27	1,982,979	2,009,723	1
Morgan Stanley VIF Global Infrastructure Portfolio Class II	154,895	8.06	1,248,455	1,173,702	1
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	90,224	10.30	929,308	858,768	1
PIMCO All Asset Portfolio Advisor Class	4,747	10.92	51,833	49,184	1
PIMCO Dynamic Bond Portfolio Advisor Class	94,572	10.39	982,607	963,811	1
PIMCO Emerging Markets Bond Portfolio Advisor Class	38,578	13.19	508,840	500,574	1
PIMCO Total Return Portfolio Advisor Class	467,045	11.02	5,146,833	5,163,111	1
PIMCO Total Return Portfolio Institutional Class	1,442	11.02	15,890	15,914	1
PVC Core Plus Bond Account Class 1	416,278	11.50	4,787,195	4,770,647	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset Value	Shares at Fair	Cost of Shares
Sub-accounts	Shares	per Share	Value	Held	Level*
PVC Diversified International Account Class 1	63,986	$15.71	$1,005,217	$690,336	1
PVC Equity Income Account Class 1	425,591	28.19	11,997,413	8,737,163	1
PVC Equity Income Account Class 2	263,365	27.93	7,355,773	4,895,790	1
PVC Government & High Quality Bond Account Class 1	229,788	9.81	2,254,221	2,328,117	1
PVC LargeCap Growth Account I Class 1	30,001	37.64	1,129,251	1,072,176	1
PVC MidCap Account Class 1	32,006	59.94	1,918,421	1,678,749	1
PVC MidCap Account Class 2	16,459	59.42	977,998	821,868	1
PVC Principal Capital Appreciation Account Class 1	339,372	30.72	10,425,512	7,983,126	1
PVC Principal Capital Appreciation Account Class 2	73,796	30.32	2,237,508	1,685,185	1
PVC Real Estate Securities Account Class 1	20,425	21.50	439,148	373,916	1
PVC Real Estate Securities Account Class 2	11,789	21.56	254,168	215,439	1
PVC SAM Balanced Portfolio Class 1	1,845,223	15.67	28,914,650	27,470,251	1
PVC SAM Balanced Portfolio Class 2	1,618,141	15.48	25,048,816	24,333,338	1
PVC SAM Conservative Balanced Portfolio Class 1	225,118	12.19	2,744,189	2,694,348	1
PVC SAM Conservative Balanced Portfolio Class 2	268,432	12.03	3,229,240	3,216,402	1
PVC SAM Conservative Growth Portfolio Class 1	659,614	19.94	13,152,696	11,347,392	1
PVC SAM Conservative Growth Portfolio Class 2	701,233	19.63	13,765,197	12,321,725	1
PVC SAM Flexible Income Portfolio Class 1	403,083	12.58	5,070,782	4,981,213	1
PVC SAM Flexible Income Portfolio Class 2	426,692	12.44	5,308,046	5,287,803	1
PVC SAM Strategic Growth Portfolio Class 1	140,316	21.85	3,065,908	2,551,358	1
PVC SAM Strategic Growth Portfolio Class 2	245,624	21.53	5,288,289	4,653,717	1
PVC Short-Term Income Account Class 1	732,065	2.57	1,881,407	1,865,261	1
PVC SmallCap Account Class 1	33,456	15.33	512,880	501,919	1
PVC SmallCap Account Class 2	22,206	15.26	338,868	334,742	1
SST SA Allocation Balanced Portfolio Class 1	2,456	10.07	24,734	23,975	1
SST SA Allocation Balanced Portfolio Class 3	13,607,124	10.08	137,159,809	145,428,415	1
SST SA Allocation Growth Portfolio Class 1	11,368	14.31	162,673	164,841	1
SST SA Allocation Growth Portfolio Class 3	10,446,186	14.27	149,067,081	143,258,886	1
SST SA Allocation Moderate Growth Portfolio Class 1	44,679	10.52	470,020	443,615	1
SST SA Allocation Moderate Growth Portfolio Class 3	20,118,244	10.53	211,845,107	222,003,871	1
SST SA Allocation Moderate Portfolio Class 1	9,644	10.64	102,616	93,677	1
SST SA Allocation Moderate Portfolio Class 3	17,294,244	10.63	183,837,816	191,227,284	1
SST SA Columbia Focused Value Portfolio Class 3	8,221	19.73	162,202	154,498	1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	12,957	11.88	153,932	152,689	1
SST SA Multi-Managed International Equity Portfolio Class 3	54,928	8.85	486,111	484,106	1
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	12,629	13.58	171,501	174,069	1
SST SA Multi-Managed Large Cap Value Portfolio Class 3	11,800	15.84	186,918	186,273	1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	26,341	17.54	462,023	425,934	1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	21,661	16.17	350,260	357,811	1
SST SA Multi-Managed Small Cap Portfolio Class 3	19,582	12.62	247,120	263,442	1
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 1	20,778	12.16	252,656	257,350	1
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	5,516,198	12.13	66,911,477	67,033,921	1
SST SA T. Rowe Price Growth Stock Portfolio Class 3	20,872	21.82	455,424	486,259	1
SST SA Wellington Real Return Portfolio Class 1	7,851	9.80	76,944	77,003	1
SST SA Wellington Real Return Portfolio Class 3	27,949,543	9.73	271,949,055	270,049,685	1
SAST SA AB Growth Portfolio Class 1	8,290,272	50.44	418,161,337	332,021,829	1
SAST SA AB Growth Portfolio Class 2	977,624	49.93	48,812,760	40,939,810	1
SAST SA AB Growth Portfolio Class 3	7,180,301	49.18	353,127,185	301,849,328	1
SAST SA AB Small & Mid Cap Value Portfolio Class 1	2,803	14.78	41,424	40,242	1
SAST SA AB Small & Mid Cap Value Portfolio Class 2	711,077	14.77	10,502,610	11,759,701	1
SAST SA AB Small & Mid Cap Value Portfolio Class 3	23,479,066	14.63	343,498,739	379,898,087	1
SAST SA American Funds Asset Allocation Portfolio Class 1	293,612	14.71	4,319,030	4,278,331	1
SAST SA American Funds Asset Allocation Portfolio Class 3	71,499,067	14.69	1,050,321,294	1,020,456,514	1
SAST SA American Funds Global Growth Portfolio Class 1	8,356	10.94	91,415	92,919	1
SAST SA American Funds Global Growth Portfolio Class 3	33,096,340	10.95	362,404,927	372,583,074	1
SAST SA American Funds Growth Portfolio Class 1	13,333	12.01	160,128	142,323	1
SAST SA American Funds Growth Portfolio Class 3	29,224,875	11.99	350,406,252	331,695,106	1
SAST SA American Funds Growth-Income Portfolio Class 1	13,252	11.98	158,760	143,913	1
SAST SA American Funds Growth-Income Portfolio Class 3	21,617,877	11.94	258,117,453	255,040,976	1
SAST SA American Funds VCP Managed Allocation Portfolio Class 1	8,778	14.81	130,006	122,953	1
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	116,606,657	14.79	1,724,612,450	1,514,948,687	1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 1	1,318	11.12	14,658	15,097	1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	63,631,519	11.14	708,855,120	688,433,134	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset Value	Shares at Fair	Cost of Shares
Sub-accounts	Shares	per Share	Value	Held	Level*
SAST SA Columbia Technology Portfolio Class 1	1,930,499	$7.86	$15,173,722	$11,405,901	1
SAST SA Columbia Technology Portfolio Class 2	717,173	7.57	5,428,998	4,070,504	1
SAST SA Columbia Technology Portfolio Class 3	8,080,932	7.38	59,637,277	52,436,501	1
SAST SA DFA Ultra Short Bond Portfolio Class 1	2,542,836	10.64	27,055,774	27,114,829	1
SAST SA DFA Ultra Short Bond Portfolio Class 2	953,101	10.51	10,017,094	9,998,739	1
SAST SA DFA Ultra Short Bond Portfolio Class 3	14,416,403	10.41	150,074,756	150,271,079	1
SAST SA Dogs of Wall Street Portfolio Class 1	1,956,550	14.28	27,939,538	25,151,125	1
SAST SA Dogs of Wall Street Portfolio Class 2	419,117	14.26	5,976,602	5,559,118	1
SAST SA Dogs of Wall Street Portfolio Class 3	8,389,000	14.12	118,452,677	113,827,521	1
SAST SA Emerging Markets Equity Index Portfolio Class 1	972	15.11	14,683	13,085	1
SAST SA Emerging Markets Equity Index Portfolio Class 3	144,785	15.07	2,181,903	1,987,626	1
SAST SA Federated Corporate Bond Portfolio Class 1	4,098,743	13.54	55,496,983	54,286,610	1
SAST SA Federated Corporate Bond Portfolio Class 2	1,327,995	13.54	17,981,049	17,965,309	1
SAST SA Federated Corporate Bond Portfolio Class 3	43,898,369	13.45	590,433,063	585,929,985	1
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 1	3,310	16.69	55,236	51,496	1
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	56,244	16.69	938,721	872,994	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	1,452,605	13.87	20,147,628	20,549,075	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	336,417	13.83	4,652,649	4,574,540	1
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	11,009,523	13.73	151,160,749	151,459,854	1
SAST SA Fixed Income Index Portfolio Class 3	1,960,928	10.72	21,021,148	20,263,543	1
SAST SA Fixed Income Intermediate Index Portfolio Class 3	1,699,714	10.35	17,592,037	17,059,870	1
SAST SA Franklin Small Company Value Portfolio Class 3	7,758,774	18.68	144,933,900	165,724,310	1
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	7,036	16.23	114,199	112,677	1
SAST SA Global Index Allocation 60-40 Portfolio Class 3	1,958,921	16.14	31,616,986	29,503,995	1
SAST SA Global Index Allocation 75-25 Portfolio Class 1	3,572	16.15	57,683	52,295	1
SAST SA Global Index Allocation 75-25 Portfolio Class 3	1,956,719	16.14	31,581,446	29,104,789	1
SAST SA Global Index Allocation 90-10 Portfolio Class 1	49,470	16.05	793,997	725,847	1
SAST SA Global Index Allocation 90-10 Portfolio Class 3	8,012,378	16.04	128,518,535	119,286,380	1
SAST SA Goldman Sachs Global Bond Portfolio Class 1	1,729,943	11.21	19,392,656	20,004,574	1
SAST SA Goldman Sachs Global Bond Portfolio Class 2	446,274	11.10	4,953,642	4,988,047	1
SAST SA Goldman Sachs Global Bond Portfolio Class 3	18,908,372	10.97	207,424,846	205,683,918	1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 1	685	10.69	7,326	7,012	1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,659,212	10.69	17,736,976	16,932,431	1
SAST SA Index Allocation 60-40 Portfolio Class 1	3,331	11.94	39,778	36,668	1
SAST SA Index Allocation 60-40 Portfolio Class 3	9,250,492	11.93	110,358,370	101,947,307	1
SAST SA Index Allocation 80-20 Portfolio Class 1	138,949	12.37	1,718,802	1,574,398	1
SAST SA Index Allocation 80-20 Portfolio Class 3	16,775,372	12.37	207,511,352	188,557,098	1
SAST SA Index Allocation 90-10 Portfolio Class 1	212,913	12.57	2,676,320	2,435,626	1
SAST SA Index Allocation 90-10 Portfolio Class 3	46,633,535	12.57	586,183,530	530,574,344	1
SAST SA International Index Portfolio Class 1	80,136	11.72	939,193	941,379	1
SAST SA International Index Portfolio Class 3	335,722	11.69	3,924,596	3,661,893	1
SAST SA Invesco Growth Opportunities Portfolio Class 1	924,578	8.74	8,080,815	8,068,710	1
SAST SA Invesco Growth Opportunities Portfolio Class 2	365,982	8.28	3,030,330	3,078,647	1
SAST SA Invesco Growth Opportunities Portfolio Class 3	14,803,003	8.01	118,572,053	116,921,850	1
SAST SA Invesco VCP Equity-Income Portfolio Class 1	17,327	13.17	228,190	223,664	1
SAST SA Invesco VCP Equity-Income Portfolio Class 3	96,712,217	13.20	1,276,601,271	1,163,719,894	1
SAST SA Janus Focused Growth Portfolio Class 1	842,173	16.45	13,853,744	10,560,241	1
SAST SA Janus Focused Growth Portfolio Class 2	557,845	16.01	8,931,106	6,152,926	1
SAST SA Janus Focused Growth Portfolio Class 3	6,170,304	15.70	96,873,773	77,041,027	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	2,515,630	19.09	48,023,385	45,830,866	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	552,883	19.05	10,532,417	10,634,391	1
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	7,728,365	18.95	146,452,520	150,368,876	1
SAST SA JPMorgan Emerging Markets Portfolio Class 1	2,178,997	8.58	18,695,795	16,345,631	1
SAST SA JPMorgan Emerging Markets Portfolio Class 2	356,251	8.54	3,042,380	2,818,197	1
SAST SA JPMorgan Emerging Markets Portfolio Class 3	12,259,590	8.47	103,838,724	91,321,286	1
SAST SA JPMorgan Equity-Income Portfolio Class 1	3,457,500	36.35	125,680,120	93,419,385	1
SAST SA JPMorgan Equity-Income Portfolio Class 2	288,827	36.32	10,490,215	8,596,713	1
SAST SA JPMorgan Equity-Income Portfolio Class 3	3,744,219	36.12	135,241,194	121,146,620	1
SAST SA JPMorgan Global Equities Portfolio Class 1	2,004,894	18.75	37,591,764	31,335,145	1
SAST SA JPMorgan Global Equities Portfolio Class 2	198,190	18.70	3,706,157	3,314,836	1
SAST SA JPMorgan Global Equities Portfolio Class 3	1,509,907	18.57	28,038,965	28,120,045	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	4,559,162	9.22	42,035,477	41,456,817	1
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	821,360	9.19	7,548,295	7,413,225	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 2019

		Net Asset Value	Shares at Fair	Cost of Shares
Sub-accounts	Shares	per Share	Value	Held	Level*
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	69,505,176	$9.12	$633,887,209	$617,677,028	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,990,857	19.71	39,239,784	32,125,786	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	797,160	18.86	15,034,433	12,234,168	1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	6,110,110	18.35	112,120,517	100,347,917	1
SAST SA Large Cap Growth Index Portfolio Class 1	31,046	18.76	582,420	581,226	1
SAST SA Large Cap Growth Index Portfolio Class 3	275,253	18.73	5,155,480	4,718,857	1
SAST SA Large Cap Index Portfolio Class 3	713,699	26.08	18,613,266	16,512,087	1
SAST SA Large Cap Value Index Portfolio Class 1	22,497	18.08	406,753	401,741	1
SAST SA Large Cap Value Index Portfolio Class 3	256,389	18.07	4,632,952	4,105,560	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	15,896,410	20.88	331,917,040	337,852,641	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	2,151,165	20.89	44,937,837	44,212,478	1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	17,446,233	20.76	362,183,792	356,270,864	1
SAST SA Legg Mason Tactical Opportunities Class 1	2,995	11.10	33,249	30,909	1
SAST SA Legg Mason Tactical Opportunities Class 3	3,607,539	11.09	40,007,611	37,439,636	1
SAST SA MFS Blue Chip Growth Portfolio Class 1	594,317	13.50	8,023,280	6,587,090	1
SAST SA MFS Blue Chip Growth Portfolio Class 2	236,133	13.45	3,175,985	2,495,555	1
SAST SA MFS Blue Chip Growth Portfolio Class 3	7,082,015	13.34	94,474,080	79,128,980	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	2,007,051	23.96	48,088,946	36,560,508	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	347,571	23.99	8,338,235	7,254,373	1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	9,449,255	23.84	225,270,232	193,099,857	1
SAST SA MFS Total Return Portfolio Class 1	5,522,291	19.25	106,304,110	93,769,416	1
SAST SA MFS Total Return Portfolio Class 2	1,193,126	19.27	22,991,542	20,295,984	1
SAST SA MFS Total Return Portfolio Class 3	9,599,873	19.20	184,317,565	174,488,889	1
SAST SA Mid Cap Index Portfolio Class 1	1,174	11.89	13,957	13,124	1
SAST SA Mid Cap Index Portfolio Class 3	659,318	11.86	7,819,510	7,367,972	1
SAST SA Morgan Stanley International Equities Portfolio Class 1	2,597,887	10.22	26,550,405	24,198,683	1
SAST SA Morgan Stanley International Equities Portfolio Class 2	906,873	10.18	9,231,971	8,412,978	1
SAST SA Morgan Stanley International Equities Portfolio Class 3	10,176,494	10.15	103,291,412	95,219,173	1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	1,158,717	22.56	26,140,659	17,162,382	1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	157,322	22.56	3,549,185	2,624,693	1
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	2,546,402	22.44	57,141,250	49,163,972	1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	104,529,897	11.15	1,165,508,351	1,126,185,720	1
SAST SA PineBridge High-Yield Bond Portfolio Class 1	6,832,249	5.47	37,372,402	38,618,638	1
SAST SA PineBridge High-Yield Bond Portfolio Class 2	1,420,482	5.47	7,770,036	8,148,278	1
SAST SA PineBridge High-Yield Bond Portfolio Class 3	17,889,513	5.43	97,140,054	99,793,430	1
SAST SA Putnam International Growth and Income Portfolio Class 1	2,301,771	10.02	23,063,747	22,930,192	1
SAST SA Putnam International Growth and Income Portfolio Class 2	457,061	10.08	4,607,180	3,856,362	1
SAST SA Putnam International Growth and Income Portfolio Class 3	8,866,396	10.06	89,195,939	73,259,530	1
SAST SA Schroders VCP Global Allocation Portfolio Class 1	15,316	11.42	174,914	161,071	1
SAST SA Schroders VCP Global Allocation Portfolio Class 3	48,324,455	11.42	551,865,273	532,503,325	1
SAST SA Small Cap Index Portfolio Class 1	3,601	11.92	42,919	38,465	1
SAST SA Small Cap Index Portfolio Class 3	578,292	11.89	6,875,897	6,465,820	1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 1	16,326	11.72	191,336	175,220	1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	15,483,523	11.74	181,776,562	165,507,865	1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 1	7,151	12.46	89,101	88,958	1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	104,641,024	12.48	1,305,919,982	1,202,876,666	1
SAST SA Templeton Foreign Value Portfolio Class 2	693,607	14.72	10,209,894	10,204,615	1
SAST SA Templeton Foreign Value Portfolio Class 3	22,498,283	14.68	330,274,799	331,795,515	1
SAST SA VCP Dynamic Allocation Portfolio Class 1	16,811	13.06	219,556	233,225	1
SAST SA VCP Dynamic Allocation Portfolio Class 3	660,938,292	13.05	8,625,244,704	8,196,049,632	1
SAST SA VCP Dynamic Strategy Portfolio Class 1	16,596	13.23	219,559	230,015	1
SAST SA VCP Dynamic Strategy Portfolio Class 3	413,949,486	13.23	5,476,551,697	5,177,058,848	1
SAST SA VCP Index Allocation Portfolio Class 3	28,679,931	11.39	326,664,409	302,391,180	1
SAST SA WellsCap Aggressive Growth Portfolio Class 1	1,250,225	23.32	29,155,236	18,975,978	1
SAST SA WellsCap Aggressive Growth Portfolio Class 2	136,743	22.77	3,113,641	1,959,765	1
SAST SA WellsCap Aggressive Growth Portfolio Class 3	1,336,086	22.36	29,874,882	25,811,721	1
VALIC Company I International Equities Index Fund	701,813	7.59	5,326,758	4,674,924	1
VALIC Company I International Socially Responsible Fund	37,846	29.40	1,112,681	851,490	1
VALIC Company I Mid Cap Index Fund	164,296	27.01	4,437,633	4,294,105	1
VALIC Company I Nasdaq-100 Index Fund	202,132	17.30	3,496,878	2,416,746	1
VALIC Company I Small Cap Index Fund	165,438	21.50	3,556,921	3,344,327	1
VALIC Company I Stock Index Fund	282,510	46.52	13,142,385	10,280,127	1

*Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements. The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			American
	American	American	Funds IS	American
	Funds IS	Funds IS	Capital	Funds IS	American
	Asset	Asset	Income	Global	Funds IS
	Allocation	Allocation	Builder Class	Growth Fund	Growth Fund
	Fund Class 2	Fund Class 3	4	Class 2	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$1,044,549	$607,705	$73,012	$1,880,466	$1,919,048
Mortality and expense risk and administrative charges	(849,213)	(412,024)	(31,069)	(2,486,087)	(3,885,368)
Net investment income (loss)	195,336	195,681	41,943	(605,621)	(1,966,320)
Net realized gain (loss)	2,633,510	1,164,022	(153)	8,892,912	11,780,570
Capital gain distribution from mutual funds	2,824,494	1,580,933	-	8,802,796	26,098,559
Change in unrealized appreciation (depreciation) of investments	4,170,032	2,689,854	369,030	28,255,097	26,321,218
Increase (decrease) in net assets from operations	9,823,372	5,630,490	410,820	45,345,184	62,234,027
From contract transactions:
Payments received from contract owners	171,563	63,921	44,530	1,344,990	1,094,696
Payments for contract benefits or terminations	(6,843,697)	(2,924,952)	(73,886)	(21,276,427)	(33,128,645)
Transfers between sub-accounts (including fixed account), net	435,356	110,558	84,975	(6,065,979)	(9,042,734)
Contract maintenance charges	(40,838)	(8,171)	(190)	(252,858)	(307,718)
Adjustments to net assets allocated to contracts in payout period	(9,651)	11,312	-	(23,653)	(62,753)
Increase (decrease) in net assets from contract transactions	(6,287,267)	(2,747,332)	55,429	(26,273,927)	(41,447,154)

Increase in net assets from separate account merger	-	-	-	20,253,929	27,494,418
Increase (decrease) in net assets	3,536,105	2,883,158	466,249	39,325,186	48,281,291
Net assets at beginning of period	53,635,417	29,685,528	2,525,208	143,495,683	229,575,955
Net assets at end of period	$57,171,522	$32,568,686	$2,991,457	$182,820,869	$277,857,246
Beginning units	2,027,113	366,615	250,680	3,735,343	5,540,310
Units issued	79,218	15,280	11,708	84,912	111,154
Units redeemed	(296,620)	(45,944)	(7,096)	(657,505)	(978,654)
Units transferred in from separate account merger	-	-	-	408,177	527,307
Ending units	1,809,711	335,951	255,292	3,570,927	5,200,117
For the Year Ended December 31, 2018
From operations:
Dividends	$970,407	$556,851	$50,626	$1,105,420	$1,122,558
Mortality and expense risk and administrative charges	(929,969)	(457,618)	(19,679)	(2,734,093)	(4,264,463)
Net investment income (loss)	40,438	99,233	30,947	(1,628,673)	(3,141,905)
Net realized gain (loss)	2,822,730	2,280,902	2,081	9,503,412	14,165,944
Capital gain distribution from mutual funds	2,633,009	1,541,480	3,501	11,969,381	26,813,601
Change in unrealized appreciation (depreciation) of investments	(8,935,636)	(5,654,828)	(200,138)	(35,986,845)	(39,600,233)
Increase (decrease) in net assets from operations	(3,439,459)	(1,733,213)	(163,609)	(16,142,725)	(1,762,593)
From contract transactions:
Payments received from contract owners	872,749	103,328	54,984	545,148	1,341,774
Payments for contract benefits or terminations	(7,602,608)	(4,857,294)	(45,569)	(23,840,816)	(33,434,852)
Transfers between sub-accounts (including fixed account), net	231,631	(1,508,085)	1,068,431	(830,491)	(5,647,065)
Contract maintenance charges	(44,671)	(9,133)	(166)	(286,799)	(350,892)
Adjustments to net assets allocated to contracts in payout period	8,204	12,252	-	7,700	(1,513)
Increase (decrease) in net assets from contract transactions	(6,534,695)	(6,258,932)	1,077,680	(24,405,258)	(38,092,548)
Increase (decrease) in net assets	(9,974,154)	(7,992,145)	914,071	(40,547,983)	(39,855,141)
Net assets at beginning of period	63,609,571	37,677,673	1,611,137	184,043,666	269,431,096
Net assets at end of period	$53,635,417	$29,685,528	$2,525,208	$143,495,683	$229,575,955
Beginning units	2,258,640	438,551	146,919	4,289,148	6,385,119
Units issued	104,058	17,026	113,822	140,285	170,654
Units redeemed	(335,585)	(88,962)	(10,061)	(694,090)	(1,015,463)
Ending units	2,027,113	366,615	250,680	3,735,343	5,540,310

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		American	American	American
	American	Funds IS	Funds IS	Funds IS	American
	Funds IS	Growth-	Growth-	High-Income	Funds IS
	Growth Fund	Income Fund	Income Fund	Bond Fund	International
	Class 3	Class 2	Class 3	Class 3	Fund Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$1,604,162	$4,336,704	$2,541,511	$611,444	$354,047
Mortality and expense risk and administrative charges	(2,675,519)	(3,698,353)	(1,980,634)	(129,354)	(323,078)
Net investment income (loss)	(1,071,357)	638,351	560,877	482,090	30,969
Net realized gain (loss)	6,673,556	10,863,300	4,340,131	(84,447)	135,139
Capital gain distribution from mutual funds	21,550,282	23,561,753	15,162,690	-	636,896
Change in unrealized appreciation (depreciation) of investments	24,626,497	16,107,373	13,040,095	646,169	3,948,874
Increase (decrease) in net assets from operations	51,778,978	51,170,777	33,103,793	1,043,812	4,751,878
From contract transactions:
Payments received from contract owners	3,078,949	1,641,574	589,111	75,475	389,390
Payments for contract benefits or terminations	(22,222,719)	(34,777,797)	(14,666,943)	(906,689)	(3,053,534)
Transfers between sub-accounts (including fixed account), net	(6,235,916)	(1,776,940)	(3,140,779)	229,523	(1,126,284)
Contract maintenance charges	(41,939)	(287,408)	(38,519)	(3,090)	(6,256)
Adjustments to net assets allocated to contracts in payout period	152,018	(51,321)	122,903	18,321	9,203
Increase (decrease) in net assets from contract transactions	(25,269,607)	(35,251,892)	(17,134,227)	(586,460)	(3,787,481)

Increase in net assets from separate account merger	-	44,706,034	-	-	-
Increase (decrease) in net assets	26,509,371	60,624,919	15,969,566	457,352	964,397
Net assets at beginning of period	187,004,336	219,436,501	140,467,092	9,485,774	23,747,070
Net assets at end of period	$213,513,707	$280,061,420	$156,436,658	$9,943,126	$24,711,467
Beginning units	479,248	6,574,494	554,349	92,070	378,965
Units issued	13,095	216,657	12,205	6,892	10,266
Units redeemed	(68,742)	(1,141,671)	(71,064)	(12,207)	(64,540)
Units transferred in from separate account merger	-	1,101,998	-	-	-
Ending units	423,601	6,751,478	495,490	86,755	324,691
For the Year Ended December 31, 2018
From operations:
Dividends	$1,040,508	$3,456,647	$2,278,761	$664,065	$475,326
Mortality and expense risk and administrative charges	(2,810,257)	(4,029,287)	(2,132,541)	(151,269)	(376,457)
Net investment income (loss)	(1,769,749)	(572,640)	146,220	512,796	98,869
Net realized gain (loss)	7,318,935	12,542,327	6,354,074	(457,508)	455,263
Capital gain distribution from mutual funds	20,930,451	17,523,636	10,965,202	-	1,381,983
Change in unrealized appreciation (depreciation) of investments	(27,904,898)	(35,456,331)	(20,724,253)	(431,795)	(5,944,471)
Increase (decrease) in net assets from operations	(1,425,261)	(5,963,008)	(3,258,757)	(376,507)	(4,008,356)
From contract transactions:
Payments received from contract owners	517,419	2,056,060	247,268	1,568	145,403
Payments for contract benefits or terminations	(18,884,464)	(34,638,427)	(18,702,154)	(1,899,128)	(3,184,664)
Transfers between sub-accounts (including fixed account), net	(5,144,313)	(1,985,214)	(5,517,464)	(350,777)	(473,553)
Contract maintenance charges	(45,640)	(322,665)	(43,612)	(3,563)	(7,318)
Adjustments to net assets allocated to contracts in payout period	331,140	11,068	291,569	16,806	13,736
Increase (decrease) in net assets from contract transactions	(23,225,858)	(34,879,178)	(23,724,393)	(2,235,094)	(3,506,396)
Increase (decrease) in net assets	(24,651,119)	(40,842,186)	(26,983,150)	(2,611,601)	(7,514,752)
Net assets at beginning of period	211,655,455	260,278,687	167,450,242	12,097,375	31,261,822
Net assets at end of period	$187,004,336	$219,436,501	$140,467,092	$9,485,774	$23,747,070
Beginning units	534,374	7,539,285	640,980	113,179	427,823
Units issued	9,119	246,094	10,337	19,107	10,851
Units redeemed	(64,245)	(1,210,885)	(96,968)	(40,216)	(59,709)
Ending units	479,248	6,574,494	554,349	92,070	378,965

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		American	AST SA	AST SA
	American	Funds IS US	BlackRock	BlackRock	AST SA PGI
	Funds IS	Government/	Multi-Asset	Multi-Asset	Asset
	Ultra-Short	AAA-Rated	Income	Income	Allocation
	Bond Fund	Securities	Portfolio	Portfolio	Portfolio
	Class 3	Fund Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$58,906	$180,229	$-	$-	$2,181,968
Mortality and expense risk and administrative charges	(43,504)	(114,714)	(17,680)	(527,539)	(1,196,198)
Net investment income (loss)	15,402	65,515	(17,680)	(527,539)	985,770
Net realized gain (loss)	8,470	14,379	(172,957)	59,477	748,358
Capital gain distribution from mutual funds	-	-	-	-	3,291,943
Change in unrealized appreciation (depreciation) of investments	(8,571)	270,633	424,511	4,589,743	8,381,893
Increase (decrease) in net assets from operations	15,301	350,527	233,874	4,121,681	13,407,964
From contract transactions:
Payments received from contract owners	6,500	8,457	651,846	14,970,895	569,583
Payments for contract benefits or terminations	(680,078)	(731,680)	(289,803)	(2,139,139)	(10,236,623)
Transfers between sub-accounts (including fixed account), net	(669,120)	286,393	(514,596)	4,458,231	(466,936)
Contract maintenance charges	(2,219)	(2,829)	(3,979)	(445,759)	(23,322)
Adjustments to net assets allocated to contracts in payout period	852	8,265	1,649	-	11,700
Increase (decrease) in net assets from contract transactions	(1,344,065)	(431,394)	(154,883)	16,844,228	(10,145,598)

Increase in net assets from separate account merger	-	-	12,968,592	-	11,512,626
Increase (decrease) in net assets	(1,328,764)	(80,867)	13,047,583	20,965,909	14,774,992
Net assets at beginning of period	4,514,142	8,898,646	54,731	29,724,213	74,336,943
Net assets at end of period	$3,185,378	$8,817,779	$13,102,314	$50,690,122	$89,111,935
Beginning units	228,920	220,852	5,476	2,645,609	1,793,441
Units issued	37,564	25,139	61,836	1,860,402	43,028
Units redeemed	(105,641)	(35,815)	(14,719)	(482,434)	(263,033)
Units transferred in from separate account merger	-	-	231,881	-	238,136
Ending units	160,843	210,176	284,474	4,023,577	1,811,572
For the Year Ended December 31, 2018
From operations:
Dividends	$41,386	$165,189	$2,824	$1,461,643	$2,088,652
Mortality and expense risk and administrative charges	(53,662)	(120,623)	(183)	(309,043)	(1,269,697)
Net investment income (loss)	(12,276)	44,566	2,641	1,152,600	818,955
Net realized gain (loss)	21,707	(117,443)	(99)	(143,042)	916,251
Capital gain distribution from mutual funds	-	-	225	126,973	3,938,439
Change in unrealized appreciation (depreciation) of investments	(7,165)	(2,621)	(5,101)	(2,603,437)	(10,447,326)
Increase (decrease) in net assets from operations	2,266	(75,498)	(2,334)	(1,466,906)	(4,773,681)
From contract transactions:
Payments received from contract owners	6,708	2,082	50,000	14,726,530	979,218
Payments for contract benefits or terminations	(827,133)	(1,171,016)	-	(1,539,344)	(9,219,349)
Transfers between sub-accounts (including fixed account), net	1,152,470	(84,428)	1,403	1,663,476	(1,788,657)
Contract maintenance charges	(2,326)	(3,098)	(429)	(242,241)	(25,876)
Adjustments to net assets allocated to contracts in payout period	1,332	8,371	-	-	21,908
Increase (decrease) in net assets from contract transactions	331,051	(1,248,089)	50,974	14,608,421	(10,032,756)
Increase (decrease) in net assets	333,317	(1,323,587)	48,640	13,141,515	(14,806,437)
Net assets at beginning of period	4,180,825	10,222,233	6,091	16,582,698	89,143,380
Net assets at end of period	$4,514,142	$8,898,646	$54,731	$29,724,213	$74,336,943
Beginning units	212,145	252,166	583	1,400,871	2,021,747
Units issued	217,739	20,877	5,049	1,548,858	38,012
Units redeemed	(200,964)	(52,191)	(156)	(304,120)	(266,318)
Ending units	228,920	220,852	5,476	2,645,609	1,793,441

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			AST SA	AST SA	AST SA
	AST SA PGI	AST SA PGI	Wellington	Wellington	Wellington
	Asset	Asset	Capital	Capital	Capital
	Allocation	Allocation	Appreciation	Appreciation	Appreciation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 2	Class 3	Class 1	Class 2	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$119,113	$1,080,944	$-	$-	$-
Mortality and expense risk and administrative charges	(83,919)	(602,387)	(4,494,901)	(664,145)	(6,416,054)
Net investment income (loss)	35,194	478,557	(4,494,901)	(664,145)	(6,416,054)
Net realized gain (loss)	(26,904)	(557,249)	7,861,029	275,554	(227,573)
Capital gain distribution from mutual funds	191,445	1,789,360	46,817,187	7,026,871	77,277,419
Change in unrealized appreciation (depreciation) of investments	682,690	5,261,448	20,385,813	3,662,717	33,539,894
Increase (decrease) in net assets from operations	882,425	6,972,116	70,569,128	10,300,997	104,173,686
From contract transactions:
Payments received from contract owners	124,098	2,940,610	1,772,328	124,869	44,518,061
Payments for contract benefits or terminations	(477,615)	(5,039,991)	(29,900,747)	(5,116,579)	(51,437,375)
Transfers between sub-accounts (including fixed account), net	(190,967)	446,473	(8,490,623)	(1,894,502)	(18,344,277)
Contract maintenance charges	(11,308)	(290,366)	(86,462)	(67,493)	(2,159,648)
Adjustments to net assets allocated to contracts in payout period	(397)	(5,015)	(53,147)	331	(7,449)
Increase (decrease) in net assets from contract transactions	(556,189)	(1,948,289)	(36,758,651)	(6,953,374)	(27,430,688)

Increase in net assets from separate account merger	7,234,980	-	83,897,013	6,308,624	-
Increase (decrease) in net assets	7,561,216	5,023,827	117,707,490	9,656,247	76,742,998
Net assets at beginning of period	4,326,410	38,510,997	248,755,581	36,836,898	365,803,763
Net assets at end of period	$11,887,626	$43,534,824	$366,463,071	$46,493,145	$442,546,761
Beginning units	109,306	1,723,951	2,068,924	311,492	7,461,856
Units issued	3,220	246,730	61,140	4,190	1,640,248
Units redeemed	(15,728)	(288,741)	(277,925)	(51,816)	(1,639,982)
Units transferred in from separate account merger	154,150	-	329,109	40,971	-
Ending units	250,948	1,681,940	2,181,248	304,837	7,462,122
For the Year Ended December 31, 2018
From operations:
Dividends	$116,022	$993,051	$-	$-	$-
Mortality and expense risk and administrative charges	(81,565)	(615,567)	(4,550,716)	(703,891)	(6,683,538)
Net investment income (loss)	34,457	377,484	(4,550,716)	(703,891)	(6,683,538)
Net realized gain (loss)	30,284	(222,674)	12,492,671	1,424,631	6,395,000
Capital gain distribution from mutual funds	235,138	2,068,354	36,589,168	5,686,021	56,034,057
Change in unrealized appreciation (depreciation) of investments	(585,280)	(4,809,529)	(47,201,250)	(6,783,347)	(58,068,711)
Increase (decrease) in net assets from operations	(285,401)	(2,586,365)	(2,670,127)	(376,586)	(2,323,192)
From contract transactions:
Payments received from contract owners	640	3,780,970	1,749,854	34,065	8,158,196
Payments for contract benefits or terminations	(705,782)	(5,016,130)	(33,997,136)	(5,063,754)	(53,790,102)
Transfers between sub-accounts (including fixed account), net	(4,236)	(1,213,059)	(5,866,774)	(1,153,795)	(16,958,409)
Contract maintenance charges	(12,753)	(250,605)	(89,938)	(73,184)	(1,958,935)
Adjustments to net assets allocated to contracts in payout period	50	(73)	98,379	3,243	(15,980)
Increase (decrease) in net assets from contract transactions	(722,081)	(2,698,897)	(38,105,615)	(6,253,425)	(64,565,230)
Increase (decrease) in net assets	(1,007,482)	(5,285,262)	(40,775,742)	(6,630,011)	(66,888,422)
Net assets at beginning of period	5,333,892	43,796,259	289,531,323	43,466,909	432,692,185
Net assets at end of period	$4,326,410	$38,510,997	$248,755,581	$36,836,898	$365,803,763
Beginning units	126,277	1,784,246	2,351,268	358,233	8,445,353
Units issued	6,276	308,677	57,817	8,000	876,174
Units redeemed	(23,247)	(368,972)	(340,161)	(54,741)	(1,859,671)
Ending units	109,306	1,723,951	2,068,924	311,492	7,461,856

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA	AST SA	AST SA
	Wellington	Wellington	Wellington	AST SA	AST SA
	Government	Government	Government	Wellington	Wellington
	and Quality	and Quality	and Quality	Growth	Growth
	Bond Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio
	Class 1	Class 2	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$1,285,679	$425,969	$10,115,981	$-	$-
Mortality and expense risk and administrative charges	(774,692)	(285,857)	(6,485,688)	-	-
Net investment income (loss)	510,987	140,112	3,630,293	-	-
Net realized gain (loss)	156,394	64,841	81,582	-	-
Change in unrealized appreciation (depreciation) of investments	1,990,593	759,773	18,683,311	-	-
Increase (decrease) in net assets from operations	2,657,974	964,726	22,395,186	-	-
From contract transactions:
Payments received from contract owners	518,574	39,707	12,616,492	-	-
Payments for contract benefits or terminations	(7,358,043)	(2,871,110)	(54,459,908)	-	-
Transfers between sub-accounts (including fixed account), net	2,529,393	399,427	47,728,593	-	-
Contract maintenance charges	(30,457)	(46,795)	(3,471,231)	-	-
Adjustments to net assets allocated to contracts in payout period	10,310	(717)	(53)	-	-
Increase (decrease) in net assets from contract transactions	(4,330,223)	(2,479,488)	2,413,893	-	-

Increase in net assets from separate account merger	17,905,958	4,641,225	-	-	-
Increase (decrease) in net assets	16,233,709	3,126,463	24,809,079	-	-
Net assets at beginning of period	49,625,212	18,364,951	414,808,827	-	-
Net assets at end of period	$65,858,921	$21,491,414	$439,617,906	$-	$-
Beginning units	2,354,788	893,686	27,592,588	-	-
Units issued	266,917	67,452	5,807,105	-	-
Units redeemed	(457,381)	(183,725)	(5,386,351)	-	-
Units transferred in from separate account merger	512,380	212,919	-	-	-
Ending units	2,676,704	990,332	28,013,342	-	-
For the Year Ended December 31, 2018
From operations:
Dividends	$1,072,765	$372,135	$8,422,136	$1,454,872	$321,768
Mortality and expense risk and administrative charges	(806,078)	(316,372)	(7,178,681)	(787,954)	(204,968)
Net investment income (loss)	266,687	55,763	1,243,455	666,918	116,800
Net realized gain (loss)	(183,131)	(118,155)	(3,364,952)	(5,039,174)	(1,669,265)
Capital gain distribution from mutual funds	18,148	6,888	163,525	26,734,952	6,716,771
Change in unrealized appreciation (depreciation) of investments	(978,078)	(330,538)	(7,150,237)	(19,033,773)	(4,355,898)
Increase (decrease) in net assets from operations	(876,374)	(386,042)	(9,108,209)	3,328,923	808,408
From contract transactions:
Payments received from contract owners	319,454	41,820	8,319,838	499,706	29,355
Payments for contract benefits or terminations	(6,234,238)	(2,870,233)	(62,354,201)	(6,734,516)	(1,443,315)
Transfers between sub-accounts (including fixed account), net	(647,276)	(749,496)	(28,390,054)	(62,117,818)	(15,868,765)
Contract maintenance charges	(26,275)	(50,683)	(3,345,019)	(23,594)	(29,883)
Adjustments to net assets allocated to contracts in payout period	12,971	1,167	(1,959)	(2,350)	1,637
Increase (decrease) in net assets from contract transactions	(6,575,364)	(3,627,425)	(85,771,395)	(68,378,572)	(17,310,971)
Increase (decrease) in net assets	(7,451,738)	(4,013,467)	(94,879,604)	(65,049,649)	(16,502,563)
Net assets at beginning of period	57,076,950	22,378,418	509,688,431	65,049,649	16,502,563
Net assets at end of period	$49,625,212	$18,364,951	$414,808,827	$-	$-
Beginning units	2,667,599	1,071,364	33,108,814	1,082,048	283,027
Units issued	105,955	25,285	2,811,979	22,085	1,993
Units redeemed	(418,766)	(202,963)	(8,328,205)	(1,104,133)	(285,020)
Ending units	2,354,788	893,686	27,592,588	-	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		AST SA	AST SA	AST SA	AST SA
	AST SA	Wellington	Wellington	Wellington	Wellington
	Wellington	Natural	Natural	Natural	Strategic
	Growth	Resources	Resources	Resources	Multi-Asset
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 2	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$-	$-	$-	$-	$(17,396)
Net investment income (loss)	-	-	-	-	(17,396)
Net realized gain (loss)	-	-	-	-	5,340
Change in unrealized appreciation (depreciation) of investments	-	-	-	-	249,015
Increase (decrease) in net assets from operations	-	-	-	-	236,959
From contract transactions:
Payments received from contract owners	-	-	-	-	31,617
Payments for contract benefits or terminations	-	-	-	-	(156,232)
Transfers between sub-accounts (including fixed account), net	-	-	-	-	72,299
Contract maintenance charges	-	-	-	-	(2,624)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	1,194
Increase (decrease) in net assets from contract transactions	-	-	-	-	(53,746)

Increase in net assets from separate account merger	-	-	-	-	14,061,289
Increase (decrease) in net assets	-	-	-	-	14,244,502
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$-	$-	$-	$-	$14,244,502
Beginning units	-	-	-	-	-
Units issued	-	-	-	-	3,784
Units redeemed	-	-	-	-	(2,680)
Units transferred in from separate account merger	-	-	-	-	197,660
Ending units	-	-	-	-	198,764
For the Year Ended December 31, 2018
From operations:
Dividends	$1,480,061	$899,648	$208,926	$2,367,854	$-
Mortality and expense risk and administrative charges	(1,040,492)	(264,603)	(66,478)	(793,554)	-
Net investment income (loss)	439,569	635,045	142,448	1,574,300	-
Net realized gain (loss)	(8,194,463)	(4,849,309)	(201,050)	9,622,356	-
Capital gain distribution from mutual funds	34,051,420	-	-	-	-
Change in unrealized appreciation (depreciation) of investments	(22,250,382)	4,956,613	238,423	(9,090,280)	-
Increase (decrease) in net assets from operations	4,046,144	742,349	179,821	2,106,376	-
From contract transactions:
Payments received from contract owners	924,386	60,851	2,299	788,934	-
Payments for contract benefits or terminations	(9,242,560)	(2,261,717)	(357,679)	(6,526,559)	-
Transfers between sub-accounts (including fixed account), net	(81,119,658)	(21,204,491)	(4,918,166)	(62,248,233)	-
Contract maintenance charges	(252,115)	(11,411)	(15,694)	(262,198)	-
Adjustments to net assets allocated to contracts in payout period	(1,189)	127	(1)	1,042	-
Increase (decrease) in net assets from contract transactions	(89,691,136)	(23,416,641)	(5,289,241)	(68,247,014)	-
Increase (decrease) in net assets	(85,644,992)	(22,674,292)	(5,109,420)	(66,140,638)	-
Net assets at beginning of period	85,644,992	22,674,292	5,109,420	66,140,638	-
Net assets at end of period	$-	$-	$-	$-	$-
Beginning units	2,132,781	511,295	119,713	3,481,029	-
Units issued	79,913	9,332	7,866	330,293	-
Units redeemed	(2,212,694)	(520,627)	(127,579)	(3,811,322)	-
Ending units	-	-	-	-	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	AST SA				BlackRock
	Wellington	BlackRock		BlackRock	iShares
	Strategic	60/40 Target	BlackRock	iShares	Dynamic
	Multi-Asset	Allocation	Global	Alternative	Fixed Income
	Portfolio	ETF V.I. Fund	Allocation V.I.	Strategies VI	VI Fund Class
	Class 3	Class III	Fund Class III	Fund Class III	III
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$9,353	$27,617	$-	$-
Mortality and expense risk and administrative charges	(460,307)	(5,942)	(30,411)	-	-
Net investment income (loss)	(460,307)	3,411	(2,794)	-	-
Net realized gain (loss)	137,002	2,434	11,995	-	-
Capital gain distribution from mutual funds	985	4,925	88,665	-	-
Change in unrealized appreciation (depreciation) of investments	5,680,826	76,311	249,090	-	-
Increase (decrease) in net assets from operations	5,358,506	87,081	346,956	-	-
From contract transactions:
Payments received from contract owners	12,063,532	9,775	29,863	-	-
Payments for contract benefits or terminations	(1,413,464)	(5,539)	(413,163)	-	-
Transfers between sub-accounts (including fixed account), net	1,045,538	642	34,458	-	-
Contract maintenance charges	(406,154)	(29)	(96)	-	-
Adjustments to net assets allocated to contracts in payout period	402	-	-	-	-
Increase (decrease) in net assets from contract transactions	11,289,854	4,849	(348,938)	-	-

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	16,648,360	91,930	(1,982)	-	-
Net assets at beginning of period	27,408,241	435,002	2,261,002	-	-
Net assets at end of period	$44,056,601	$526,932	$2,259,020	$-	$-
Beginning units	2,651,239	41,385	227,133	-	-
Units issued	1,377,789	1,859	6,152	-	-
Units redeemed	(397,238)	(1,411)	(38,966)	-	-
Units transferred in from separate account merger	-	-	-	-	-
Ending units	3,631,790	41,833	194,319	-	-
For the Year Ended December 31, 2018
From operations:
Dividends	$312,821	$3,543	$21,271	$-	$-
Mortality and expense risk and administrative charges	(271,690)	(7,629)	(32,592)	(10,095)	(1,015)
Net investment income (loss)	41,131	(4,086)	(11,321)	(10,095)	(1,015)
Net realized gain (loss)	139,422	20,547	5,323	101,786	(7,129)
Capital gain distribution from mutual funds	1,087,166	6,234	107,904	-	-
Change in unrealized appreciation (depreciation) of investments	(4,010,889)	(48,656)	(323,254)	(73,897)	571
Increase (decrease) in net assets from operations	(2,743,170)	(25,961)	(221,348)	17,794	(7,573)
From contract transactions:
Payments received from contract owners	16,769,002	10,775	10,670	88,757	307
Payments for contract benefits or terminations	(692,004)	(265,830)	(98,277)	(69,556)	(1,468)
Transfers between sub-accounts (including fixed account), net	2,087,766	11,234	25,736	(1,224,632)	(344,536)
Contract maintenance charges	(232,092)	(29)	(93)	(77)	-
Increase (decrease) in net assets from contract transactions	17,932,672	(243,850)	(61,964)	(1,205,508)	(345,697)
Increase (decrease) in net assets	15,189,502	(269,811)	(283,312)	(1,187,714)	(353,270)
Net assets at beginning of period	12,218,739	704,813	2,544,314	1,187,714	353,270
Net assets at end of period	$27,408,241	$435,002	$2,261,002	$-	$-
Beginning units	1,075,356	63,521	233,444	104,662	34,682
Units issued	1,829,538	2,286	8,216	12,773	354
Units redeemed	(253,655)	(24,422)	(14,527)	(117,435)	(35,036)
Ending units	2,651,239	41,385	227,133	-	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	BlackRock
	iShares
	Equity	Columbia VP	Columbia VP	Columbia VP	Columbia VP
	Appreciation	Asset	Dividend	Emerging	Income
	VI Fund Class	Allocation	Opportunity	Markets Bond	Opportunities
	3	Fund Class 1	Fund Class 1	Fund Class 2	Fund Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$15,413	$-	$3,893	$473,346
Mortality and expense risk and administrative charges	-	(11,515)	(25,822)	(885)	(149,526)
Net investment income (loss)	-	3,898	(25,822)	3,008	323,820
Net realized gain (loss)	-	4,352	93,134	(49)	(319,556)
Capital gain distribution from mutual funds	-	36,284	-	-	-
Change in unrealized appreciation (depreciation) of investments	-	85,331	262,525	5,200	1,265,540
Increase (decrease) in net assets from operations	-	129,865	329,837	8,159	1,269,804
From contract transactions:
Payments received from contract owners	-	-	-	823	34,254
Payments for contract benefits or terminations	-	(6,530)	(139,460)	-	(1,708,933)
Transfers between sub-accounts (including fixed account), net	-	31,923	7,952	(2,390)	178,161
Contract maintenance charges	-	(93)	(2,684)	(15)	(35,245)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(39)
Increase (decrease) in net assets from contract transactions	-	25,300	(134,192)	(1,582)	(1,531,802)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	-	155,165	195,645	6,577	(261,998)
Net assets at beginning of period	-	661,579	1,537,452	76,171	9,306,131
Net assets at end of period	$-	$816,744	$1,733,097	$82,748	$9,044,133
Beginning units	-	37,168	86,513	7,341	382,858
Units issued	-	1,608	1,966	106	16,941
Units redeemed	-	(316)	(8,629)	(253)	(75,692)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	-	38,460	79,850	7,194	324,107
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$12,124	$-	$3,597	$530,211
Mortality and expense risk and administrative charges	(521)	(12,139)	(27,689)	(827)	(175,589)
Net investment income (loss)	(521)	(15)	(27,689)	2,770	354,622
Net realized gain (loss)	21,112	47,068	145,937	(77)	(503,794)
Capital gain distribution from mutual funds	-	60,035	-	-	-
Change in unrealized appreciation (depreciation) of investments	(24,551)	(144,920)	(239,103)	(9,408)	(411,410)
Increase (decrease) in net assets from operations	(3,960)	(37,832)	(120,855)	(6,715)	(560,582)
From contract transactions:
Payments received from contract owners	-	-	-	77,757	831
Payments for contract benefits or terminations	(1,031)	(131,764)	(242,921)	-	(1,444,122)
Transfers between sub-accounts (including fixed account), net	(171,961)	(81)	(11,055)	(215)	(393,446)
Contract maintenance charges	(5)	(105)	(2,785)	(2)	(39,449)
Increase (decrease) in net assets from contract transactions	(172,997)	(131,950)	(256,761)	77,540	(1,876,186)
Increase (decrease) in net assets	(176,957)	(169,782)	(377,616)	70,825	(2,436,768)
Net assets at beginning of period	176,957	831,361	1,915,068	5,346	11,742,899
Net assets at end of period	$-	$661,579	$1,537,452	$76,171	$9,306,131
Beginning units	14,940	43,915	100,166	472	457,734
Units issued	172	24	1,701	8,003	14,898
Units redeemed	(15,112)	(6,771)	(15,354)	(1,134)	(89,774)
Ending units	-	37,168	86,513	7,341	382,858

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		Columbia VP	Columbia VP	Columbia VP
	Columbia VP	Limited	Loomis	Mid Cap	Columbia VP
	Large Cap	Duration	Sayles	Growth	Overseas
	Growth Fund	Credit Fund	Growth Fund	Opportunity	Core Fund
	Class 1	Class 2	Class 1	Fund Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$5,468	$-	$-	$22,753
Mortality and expense risk and administrative charges	(364,890)	(2,859)	(29,012)	(6,101)	(19,197)
Net investment income (loss)	(364,890)	2,609	(29,012)	(6,101)	3,556
Net realized gain (loss)	1,666,590	478	206,385	25,382	1,309
Capital gain distribution from mutual funds	-	-	-	-	180,955
Change in unrealized appreciation (depreciation) of investments	5,147,188	12,553	301,402	89,958	72,340
Increase (decrease) in net assets from operations	6,448,888	15,640	478,775	109,239	258,160
From contract transactions:
Payments received from contract owners	139,022	-	17	-	-
Payments for contract benefits or terminations	(3,086,485)	(22,515)	(422,421)	(23,882)	(124,815)
Transfers between sub-accounts (including fixed account), net	(835,978)	1,398	150,795	(14,885)	2,987
Contract maintenance charges	(63,130)	(17)	(2,123)	(92)	(2,153)
Adjustments to net assets allocated to contracts in payout period	(6,482)	-	-	-	-
Increase (decrease) in net assets from contract transactions	(3,853,053)	(21,134)	(273,732)	(38,859)	(123,981)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	2,595,835	(5,494)	205,043	70,380	134,179
Net assets at beginning of period	20,238,170	258,065	1,661,792	340,403	1,157,471
Net assets at end of period	$22,834,005	$252,571	$1,866,835	$410,783	$1,291,650
Beginning units	1,625,494	26,182	126,507	17,904	116,243
Units issued	34,547	149	13,727	129	3,621
Units redeemed	(288,712)	(2,238)	(30,794)	(1,791)	(14,604)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	1,371,329	24,093	109,440	16,242	105,260
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$6,016	$-	$-	$32,504
Mortality and expense risk and administrative charges	(397,710)	(3,755)	(29,384)	(6,094)	(19,971)
Net investment income (loss)	(397,710)	2,261	(29,384)	(6,094)	12,533
Net realized gain (loss)	1,227,348	(2,505)	65,845	18,476	25,086
Change in unrealized appreciation (depreciation) of investments	(1,792,181)	(2,867)	(97,539)	(33,064)	(282,067)
Increase (decrease) in net assets from operations	(962,543)	(3,111)	(61,078)	(20,682)	(244,448)
From contract transactions:
Payments received from contract owners	7,932	59,382	200	-	-
Payments for contract benefits or terminations	(2,393,141)	(24,480)	(128,621)	(27,047)	(111,164)
Transfers between sub-accounts (including fixed account), net	(766,450)	90,648	(43,942)	(2,417)	109,265
Contract maintenance charges	(67,888)	(5)	(2,098)	(93)	(2,127)
Adjustments to net assets allocated to contracts in payout period	1	-	-	-	-
Increase (decrease) in net assets from contract transactions	(3,219,546)	125,545	(174,461)	(29,557)	(4,026)
Increase (decrease) in net assets	(4,182,089)	122,434	(235,539)	(50,239)	(248,474)
Net assets at beginning of period	24,420,259	135,631	1,897,331	390,642	1,405,945
Net assets at end of period	$20,238,170	$258,065	$1,661,792	$340,403	$1,157,471
Beginning units	1,853,480	13,635	138,744	19,249	115,655
Units issued	42,325	23,674	796	324	12,281
Units redeemed	(270,311)	(11,127)	(13,033)	(1,669)	(11,693)
Ending units	1,625,494	26,182	126,507	17,904	116,243

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	Columbia VP				FTVIP
	Small	FTVIP	FTVIP	FTVIP	Franklin
	Company	Franklin	Franklin	Franklin	Strategic
	Growth Fund	Allocation VIP	Income VIP	Income VIP	Income VIP
	Class 1	Fund Class 2	Fund Class 1	Fund Class 2	Fund Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$1,354,484	$-	$6,641,353	$42,427
Mortality and expense risk and administrative charges	(12,371)	(586,376)	(54)	(1,865,645)	(10,464)
Net investment income (loss)	(12,371)	768,108	(54)	4,775,708	31,963
Net realized gain (loss)	49,233	(492,375)	(1)	(159,506)	(996)
Capital gain distribution from mutual funds	159,263	2,497,075	-	2,007,263	-
Change in unrealized appreciation (depreciation) of investments	52,304	3,630,515	(545)	9,883,213	22,050
Increase (decrease) in net assets from operations	248,429	6,403,323	(600)	16,506,678	53,017
From contract transactions:
Payments received from contract owners	-	1,336,992	901,837	10,006,932	11,881
Payments for contract benefits or terminations	(47,169)	(5,714,798)	-	(19,525,011)	(12,923)
Transfers between sub-accounts (including fixed account), net	(48,330)	(916,773)	(1,599)	(343,134)	47,648
Contract maintenance charges	(329)	(286,288)	-	(773,665)	(81)
Adjustments to net assets allocated to contracts in payout period	-	6	-	182	-
Increase (decrease) in net assets from contract transactions	(95,828)	(5,580,861)	900,238	(10,634,696)	46,525

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	152,601	822,462	899,638	5,871,982	99,542
Net assets at beginning of period	663,985	37,671,148	-	119,326,659	780,788
Net assets at end of period	$816,586	$38,493,610	$899,638	$125,198,641	$880,330
Beginning units	29,151	2,974,892	-	8,438,188	78,987
Units issued	266	229,742	80,876	1,018,121	6,534
Units redeemed	(3,530)	(632,229)	(143)	(1,717,471)	(2,039)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	25,887	2,572,405	80,733	7,738,838	83,482
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$1,389,419	$-	$6,526,815	$21,912
Mortality and expense risk and administrative charges	(12,080)	(690,379)	-	(2,054,268)	(10,334)
Net investment income (loss)	(12,080)	699,040	-	4,472,547	11,578
Net realized gain (loss)	42,861	168,297	-	932,506	9,669
Capital gain distribution from mutual funds	115,467	1,088,077	-	-	-
Change in unrealized appreciation (depreciation) of investments	(162,440)	(6,649,362)	-	(12,763,942)	(47,893)
Increase (decrease) in net assets from operations	(16,192)	(4,693,948)	-	(7,358,889)	(26,646)
From contract transactions:
Payments received from contract owners	-	1,961,733	-	3,073,652	70,382
Payments for contract benefits or terminations	(57,101)	(6,933,157)	-	(20,252,034)	(1,973)
Transfers between sub-accounts (including fixed account), net	(23,490)	(510,755)	-	(1,978,943)	(432,733)
Contract maintenance charges	(314)	(289,550)	-	(718,632)	(77)
Adjustments to net assets allocated to contracts in payout period	-	-	-	642	-
Increase (decrease) in net assets from contract transactions	(80,905)	(5,771,729)	-	(19,875,315)	(364,401)
Increase (decrease) in net assets	(97,097)	(10,465,677)	-	(27,234,204)	(391,047)
Net assets at beginning of period	761,082	48,136,825	-	146,560,863	1,171,835
Net assets at end of period	$663,985	$37,671,148	$-	$119,326,659	$780,788
Beginning units	32,307	3,385,228	-	9,766,849	114,163
Units issued	609	284,604	-	627,467	11,362
Units redeemed	(3,765)	(694,940)	-	(1,956,128)	(46,538)
Ending units	29,151	2,974,892	-	8,438,188	78,987

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		Goldman
	Goldman	Sachs VIT	Goldman	Goldman
	Sachs VIT	Government	Sachs VIT	Sachs VIT	Goldman
	Global Trends	Money Market	Government	Multi-Strategy	Sachs VIT
	Allocation	Fund	Money Market	Alternatives	Strategic
	Fund Service	Institutional	Fund Service	Portfolio	Income Fund
	Class	Class	Class	Advisor Class	Advisor Class
For the Year Ended December 31, 2019
From operations:
Dividends	$791	$7,125	$1,530,685	$20,552	$-
Mortality and expense risk and administrative charges	(594)	(2,063)	(1,127,410)	(9,605)	-
Net investment income (loss)	197	5,062	403,275	10,947	-
Net realized gain (loss)	222	-	-	(2,673)	-
Capital gain distribution from mutual funds	2,314	-	-	-	-
Change in unrealized appreciation (depreciation) of investments	2,664	-	-	48,213	-
Increase (decrease) in net assets from operations	5,397	5,062	403,275	56,487	-
From contract transactions:
Payments received from contract owners	-	1,215,000	32,090,083	-	-
Payments for contract benefits or terminations	(2,344)	(1,012)	(76,453,189)	(23,071)	-
Transfers between sub-accounts (including fixed account), net	9,159	(521,590)	47,667,165	39,234	-
Contract maintenance charges	(6)	(224)	(835,305)	(51)	-
Adjustments to net assets allocated to contracts in payout period	-	-	(418)	-	-
Increase (decrease) in net assets from contract transactions	6,809	692,174	2,468,336	16,112	-

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	12,206	697,236	2,871,611	72,599	-
Net assets at beginning of period	50,390	713,660	83,717,300	773,374	-
Net assets at end of period	$62,596	$1,410,896	$86,588,911	$845,973	$-
Beginning units	4,879	70,384	8,510,198	88,650	-
Units issued	818	118,496	14,754,428	5,232	-
Units redeemed	(217)	(51,886)	(14,515,496)	(3,554)	-
Units transferred in from separate account merger	-	-	-	-	-
Ending units	5,480	136,994	8,749,130	90,328	-
For the Year Ended December 31, 2018
From operations:
Dividends	$359	$1,151	$880,375	$18,666	$180
Mortality and expense risk and administrative charges	(587)	(317)	(805,254)	(10,090)	(405)
Net investment income (loss)	(228)	834	75,121	8,576	(225)
Net realized gain (loss)	183	-	-	(10,534)	(3,118)
Capital gain distribution from mutual funds	817	-	-	-	-
Change in unrealized appreciation (depreciation) of investments	(3,787)	-	-	(69,612)	3,168
Increase (decrease) in net assets from operations	(3,015)	834	75,121	(71,570)	(175)
From contract transactions:
Payments received from contract owners	2,371	830,346	36,679,497	1,694	8,114
Payments for contract benefits or terminations	(1,617)	-	(38,707,890)	(24,236)	-
Transfers between sub-accounts (including fixed account), net	(307)	(137,246)	35,073,897	(14,772)	(100,580)
Contract maintenance charges	-	(247)	(460,152)	(61)	-
Adjustments to net assets allocated to contracts in payout period	-	-	211,469	-	-
Increase (decrease) in net assets from contract transactions	447	692,853	32,796,821	(37,375)	(92,466)
Increase (decrease) in net assets	(2,568)	693,687	32,871,942	(108,945)	(92,641)
Net assets at beginning of period	52,958	19,973	50,845,358	882,319	92,641
Net assets at end of period	$50,390	$713,660	$83,717,300	$773,374	$-
Beginning units	4,837	1,993	5,174,833	92,876	10,010
Units issued	287	147,124	15,270,605	18,768	1,674
Units redeemed	(245)	(78,733)	(11,935,240)	(22,994)	(11,684)
Ending units	4,879	70,384	8,510,198	88,650	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		Invesco V.I.
	Invesco V.I.	Balanced-			Invesco V.I.
	American	Risk	Invesco V.I.	Invesco V.I.	Growth and
	Franchise	Allocation	Comstock	Comstock	Income Fund
	Fund Series II	Fund Series II	Fund Series I	Fund Series II	Series I
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$251	$4,491,954	$10
Mortality and expense risk and administrative charges	(329,188)	(10,919)	(27)	(4,126,990)	(56)
Net investment income (loss)	(329,188)	(10,919)	224	364,964	(46)
Net realized gain (loss)	1,517,344	(1,466)	(4)	15,999,899	(5)
Capital gain distribution from mutual funds	3,299,305	-	1,634	34,300,124	62
Change in unrealized appreciation (depreciation) of investments	1,877,253	125,924	(641)	5,384,270	(944)
Increase (decrease) in net assets from operations	6,364,714	113,539	1,213	56,049,257	(933)
From contract transactions:
Payments received from contract owners	7,319,654	-	11,943	6,543,480	901,837
Payments for contract benefits or terminations	(2,920,546)	(8,168)	-	(32,556,101)	-
Transfers between sub-accounts (including fixed account), net	(699,593)	161,790	1,103	(10,614,538)	(84)
Contract maintenance charges	(93,900)	(127)	(6)	(1,869,928)	(5)
Adjustments to net assets allocated to contracts in payout period	(183)	-	-	(1,293)	-
Increase (decrease) in net assets from contract transactions	3,605,432	153,495	13,040	(38,498,380)	901,748

Increase in net assets from separate account merger	838,795	-	-	8,692,294	-
Increase (decrease) in net assets	10,808,941	267,034	14,253	26,243,171	900,815
Net assets at beginning of period	17,796,063	784,492	-	255,260,543	-
Net assets at end of period	$28,605,004	$1,051,526	$14,253	$281,503,714	$900,815
Beginning units	863,349	74,606	-	13,750,195	-
Units issued	338,716	20,521	1,303	581,986	83,139
Units redeemed	(223,357)	(7,145)	(3)	(2,369,064)	(112)
Units transferred in from separate account merger	32,571	-	-	343,346	-
Ending units	1,011,279	87,982	1,300	12,306,463	83,027
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$10,926	$-	$4,278,198	$-
Mortality and expense risk and administrative charges	(333,808)	(9,181)	-	(4,701,842)	-
Net investment income (loss)	(333,808)	1,745	-	(423,644)	-
Net realized gain (loss)	2,443,544	(5,201)	-	24,168,652	-
Capital gain distribution from mutual funds	1,354,765	75,757	-	29,426,177	-
Change in unrealized appreciation (depreciation) of investments	(4,197,240)	(136,133)	-	(91,785,117)	-
Increase (decrease) in net assets from operations	(732,739)	(63,832)	-	(38,613,932)	-
From contract transactions:
Payments received from contract owners	457,825	40,000	-	2,465,146	-
Payments for contract benefits or terminations	(3,261,823)	(67,146)	-	(38,563,811)	-
Transfers between sub-accounts (including fixed account), net	(26,508)	201,575	-	5,191,957	-
Contract maintenance charges	(75,834)	(90)	-	(1,767,940)	-
Adjustments to net assets allocated to contracts in payout period	383	-	-	3,038	-
Increase (decrease) in net assets from contract transactions	(2,905,957)	174,339	-	(32,671,610)	-
Increase (decrease) in net assets	(3,638,696)	110,507	-	(71,285,542)	-
Net assets at beginning of period	21,434,759	673,985	-	326,546,085	-
Net assets at end of period	$17,796,063	$784,492	$-	$255,260,543	$-
Beginning units	984,724	59,289	-	15,115,708	-
Units issued	155,939	22,204	-	1,146,058	-
Units redeemed	(277,314)	(6,887)	-	(2,511,571)	-
Ending units	863,349	74,606	-	13,750,195	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			Lord Abbett	Lord Abbett	Lord Abbett
	Invesco V.I.		Bond	Fundamental	Growth and
	Growth and	Ivy VIP Asset	Debenture	Equity	Income
	Income Fund	Strategy	Portfolio	Portfolio	Portfolio
	Series II	Class II	Class VC	Class VC	Class VC
For the Year Ended December 31, 2019
From operations:
Dividends	$5,682,643	$8,234	$56,566	$3,886	$2,678,843
Mortality and expense risk and administrative charges	(5,761,744)	(4,640)	(15,451)	(3,367)	(2,520,894)
Net investment income (loss)	(79,101)	3,594	41,115	519	157,949
Net realized gain (loss)	(10,440,118)	(502)	(324)	(558)	8,587,782
Capital gain distribution from mutual funds	40,203,808	15,692	-	7,901	10,845,505
Change in unrealized appreciation (depreciation) of investments	47,323,092	53,674	100,552	45,969	10,571,989
Increase (decrease) in net assets from operations	77,007,681	72,458	141,343	53,831	30,163,225
From contract transactions:
Payments received from contract owners	5,632,236	-	31,596	-	3,018,232
Payments for contract benefits or terminations	(45,046,634)	(47,705)	(3,651)	(149)	(19,962,973)
Transfers between sub-accounts (including fixed account), net	(15,899,390)	5,861	238,474	7,726	(3,874,870)
Contract maintenance charges	(2,647,919)	(8)	(72)	(8)	(1,116,977)
Adjustments to net assets allocated to contracts in payout period	(1,566)	-	-	-	(4,100)
Increase (decrease) in net assets from contract transactions	(57,963,273)	(41,852)	266,347	7,569	(21,940,688)

Increase in net assets from separate account merger	8,834,607	-	-	-	7,235,939
Increase (decrease) in net assets	27,879,015	30,606	407,690	61,400	15,458,476
Net assets at beginning of period	353,879,831	381,131	1,111,216	266,826	154,146,994
Net assets at end of period	$381,758,846	$411,737	$1,518,906	$328,226	$169,605,470
Beginning units	17,989,340	40,786	100,706	23,422	8,937,979
Units issued	474,044	698	22,470	572	312,790
Units redeemed	(3,033,891)	(4,971)	(312)	(17)	(1,434,113)
Units transferred in from separate account merger	319,194	-	-	-	320,039
Ending units	15,748,687	36,513	122,864	23,977	8,136,695
For the Year Ended December 31, 2018
From operations:
Dividends	$7,368,502	$7,805	$59,992	$4,335	$2,357,948
Mortality and expense risk and administrative charges	(6,577,464)	(4,790)	(15,097)	(3,230)	(2,867,681)
Net investment income (loss)	791,038	3,015	44,895	1,105	(509,733)
Net realized gain (loss)	12,699,033	(911)	(2,054)	83	13,906,156
Capital gain distribution from mutual funds	38,735,603	17,148	30,666	43,706	13,666,206
Change in unrealized appreciation (depreciation) of investments	(111,976,551)	(48,198)	(142,589)	(71,327)	(43,403,358)
Increase (decrease) in net assets from operations	(59,750,877)	(28,946)	(69,082)	(26,433)	(16,340,729)
From contract transactions:
Payments received from contract owners	2,506,628	-	117,829	-	533,084
Payments for contract benefits or terminations	(55,111,075)	(4,357)	(105,532)	(163)	(25,456,119)
Transfers between sub-accounts (including fixed account), net	11,231,014	49,643	8,180	6,634	(2,516,367)
Contract maintenance charges	(2,569,202)	(7)	(51)	(8)	(1,108,862)
Adjustments to net assets allocated to contracts in payout period	9,220	-	-	-	(650)
Increase (decrease) in net assets from contract transactions	(43,933,415)	45,279	20,426	6,463	(28,548,914)
Increase (decrease) in net assets	(103,684,292)	16,333	(48,656)	(19,970)	(44,889,643)
Net assets at beginning of period	457,564,123	364,798	1,159,872	286,796	199,036,637
Net assets at end of period	$353,879,831	$381,131	$1,111,216	$266,826	$154,146,994
Beginning units	19,707,806	36,304	100,074	22,863	10,424,570
Units issued	1,415,338	5,586	41,539	704	464,524
Units redeemed	(3,133,804)	(1,104)	(40,907)	(145)	(1,951,115)
Ending units	17,989,340	40,786	100,706	23,422	8,937,979

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				Neuberger
		Lord Abbett	Morgan	Berman AMT
	Lord Abbett	Short	Stanley VIF	US Equity
	Mid Cap	Duration	Global	Index	PIMCO All
	Stock	Income	Infrastructure	PutWrite	Asset
	Portfolio	Portfolio	Portfolio	Strategy	Portfolio
	Class VC	Class VC	Class II	Portfolio	Advisor Class
For the Year Ended December 31, 2019
From operations:
Dividends	$116,389	$63,986	$30,171	$1,370	$1,321
Mortality and expense risk and administrative charges	(201,391)	(23,376)	(13,971)	(10,383)	(513)
Net investment income (loss)	(85,002)	40,610	16,200	(9,013)	808
Net realized gain (loss)	485,931	(4,416)	9,473	(2,014)	38
Capital gain distribution from mutual funds	217,931	-	53,746	-	-
Change in unrealized appreciation (depreciation) of investments	1,830,854	34,051	192,340	125,552	3,792
Increase (decrease) in net assets from operations	2,449,714	70,245	271,759	114,525	4,638
From contract transactions:
Payments received from contract owners	34,082	3,000	837	1,990	-
Payments for contract benefits or terminations	(1,337,801)	(47,839)	(39,804)	(33,714)	(229)
Transfers between sub-accounts (including fixed account), net	(271,779)	208,793	(44,794)	12,075	3,299
Contract maintenance charges	(7,742)	(139)	(169)	(56)	(7)
Adjustments to net assets allocated to contracts in payout period	(4,382)	-	-	-	-
Increase (decrease) in net assets from contract transactions	(1,587,622)	163,815	(83,930)	(19,705)	3,063

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	862,092	234,060	187,829	94,820	7,701
Net assets at beginning of period	12,326,676	1,748,919	1,060,626	834,488	44,132
Net assets at end of period	$13,188,768	$1,982,979	$1,248,455	$929,308	$51,833
Beginning units	625,120	171,712	108,208	93,968	4,334
Units issued	7,204	61,493	5,480	2,746	294
Units redeemed	(78,494)	(45,902)	(12,889)	(4,906)	(22)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	553,830	187,303	100,799	91,808	4,606
For the Year Ended December 31, 2018
From operations:
Dividends	$97,382	$60,329	$31,408	$-	$1,393
Mortality and expense risk and administrative charges	(242,593)	(17,600)	(13,185)	(10,728)	(474)
Net investment income (loss)	(145,211)	42,729	18,223	(10,728)	919
Net realized gain (loss)	979,520	(10,248)	(7,421)	(3,072)	92
Capital gain distribution from mutual funds	465,583	-	42,729	26,612	-
Change in unrealized appreciation (depreciation) of investments	(3,720,524)	(31,386)	(155,574)	(84,896)	(4,056)
Increase (decrease) in net assets from operations	(2,420,632)	1,095	(102,043)	(72,084)	(3,045)
From contract transactions:
Payments received from contract owners	72,811	51,455	24,157	62,450	6,838
Payments for contract benefits or terminations	(2,199,767)	(134,153)	(32,603)	(27,439)	(240)
Transfers between sub-accounts (including fixed account), net	(559,064)	615,055	89,748	(471)	4,388
Contract maintenance charges	(9,434)	(121)	(169)	(66)	(5)
Adjustments to net assets allocated to contracts in payout period	1,739	-	-	-	-
Increase (decrease) in net assets from contract transactions	(2,693,715)	532,236	81,133	34,474	10,981
Increase (decrease) in net assets	(5,114,347)	533,331	(20,910)	(37,610)	7,936
Net assets at beginning of period	17,441,023	1,215,588	1,081,536	872,098	36,196
Net assets at end of period	$12,326,676	$1,748,919	$1,060,626	$834,488	$44,132
Beginning units	740,010	119,329	100,721	90,513	3,324
Units issued	15,362	89,704	26,980	24,483	1,352
Units redeemed	(130,252)	(37,321)	(19,493)	(21,028)	(342)
Ending units	625,120	171,712	108,208	93,968	4,334

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		PIMCO		PIMCO Total
	PIMCO	Emerging	PIMCO Total	Return	PVC Core
	Dynamic	Markets Bond	Return	Portfolio	Plus Bond
	Bond Portfolio	Portfolio	Portfolio	Institutional	Account
	Advisor Class	Advisor Class	Advisor Class	Class	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$39,936	$11,671	$13,632	$3	$151,462
Mortality and expense risk and administrative charges	(11,305)	(3,204)	(6,395)	(1)	(40,707)
Net investment income (loss)	28,631	8,467	7,237	2	110,755
Net realized gain (loss)	784	435	(11)	-	1,226
Change in unrealized appreciation (depreciation) of investments	2,196	25,030	(16,278)	(23)	16,548
Increase (decrease) in net assets from operations	31,611	33,932	(9,052)	(21)	128,529
From contract transactions:
Payments received from contract owners	29,863	92,441	4,931,395	15,931	3,966
Payments for contract benefits or terminations	(23,312)	(15,842)	(6,150)	-	(349,543)
Transfers between sub-accounts (including fixed account), net	78,595	160,871	230,701	(20)	5,007,086
Contract maintenance charges	(102)	(19)	(61)	-	(2,896)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	53
Increase (decrease) in net assets from contract transactions	85,044	237,451	5,155,885	15,911	4,658,666

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	116,655	271,383	5,146,833	15,890	4,787,195
Net assets at beginning of period	865,952	237,457	-	-	-
Net assets at end of period	$982,607	$508,840	$5,146,833	$15,890	$4,787,195
Beginning units	83,765	22,441	-	-	-
Units issued	10,900	24,769	522,451	1,605	500,016
Units redeemed	(2,931)	(1,849)	(6,619)	(2)	(35,078)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	91,734	45,361	515,832	1,603	464,938
For the Year Ended December 31, 2018
From operations:
Dividends	$24,609	$9,327	$-	$-	$-
Mortality and expense risk and administrative charges	(11,159)	(2,763)	-	-	-
Net investment income (loss)	13,450	6,564	-	-	-
Net realized gain (loss)	4,104	(2,678)	-	-	-
Change in unrealized appreciation (depreciation) of investments	(20,447)	(17,333)	-	-	-
Increase (decrease) in net assets from operations	(2,893)	(13,447)	-	-	-
From contract transactions:
Payments received from contract owners	34,675	64,648	-	-	-
Payments for contract benefits or terminations	(18,189)	(334)	-	-	-
Transfers between sub-accounts (including fixed account), net	(40,402)	(4,255)	-	-	-
Contract maintenance charges	(103)	(11)	-	-	-
Increase (decrease) in net assets from contract transactions	(24,019)	60,048	-	-	-
Increase (decrease) in net assets	(26,912)	46,601	-	-	-
Net assets at beginning of period	892,864	190,856	-	-	-
Net assets at end of period	$865,952	$237,457	$-	$-	$-
Beginning units	86,098	16,871	-	-	-
Units issued	12,969	9,719	-	-	-
Units redeemed	(15,302)	(4,149)	-	-	-
Ending units	83,765	22,441	-	-	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				PVC
	PVC			Government
	Diversified	PVC Equity	PVC Equity	& High
	International	Income	Income	Quality Bond	PVC Income
	Account	Account	Account	Account	Account
	Class 1	Class 1	Class 2	Class 1	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$15,190	$222,843	$117,527	$63,403	$2,475,154
Mortality and expense risk and administrative charges	(14,012)	(169,384)	(112,250)	(35,446)	(20,579)
Net investment income (loss)	1,178	53,459	5,277	27,957	2,454,575
Net realized gain (loss)	18,497	715,069	410,522	(20,185)	(2,524,625)
Capital gain distribution from mutual funds	45,759	311,807	187,268	-	67,360
Change in unrealized appreciation (depreciation) of investments	107,985	1,716,447	1,064,868	95,603	129,576
Increase (decrease) in net assets from operations	173,419	2,796,782	1,667,935	103,375	126,886
From contract transactions:
Payments received from contract owners	-	8,374	15,841	550	-
Payments for contract benefits or terminations	(108,760)	(1,713,089)	(623,332)	(161,480)	(121,916)
Transfers between sub-accounts (including fixed account), net	312,080	(30,013)	(305,928)	811,726	(3,288,086)
Contract maintenance charges	(1,126)	(14,214)	(15,743)	(1,910)	(2,168)
Adjustments to net assets allocated to contracts in payout period	56	(55)	16	(6,592)	15
Increase (decrease) in net assets from contract transactions	202,250	(1,748,997)	(929,146)	642,294	(3,412,155)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	375,669	1,047,785	738,789	745,669	(3,285,269)
Net assets at beginning of period	629,548	10,949,628	6,616,984	1,508,552	3,285,269
Net assets at end of period	$1,005,217	$11,997,413	$7,355,773	$2,254,221	$-
Beginning units	83,344	585,103	384,146	178,972	299,013
Units issued	42,995	4,280	1,238	113,916	851
Units redeemed	(13,661)	(85,306)	(48,912)	(33,096)	(299,864)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	112,678	504,077	336,472	259,792	-
For the Year Ended December 31, 2018
From operations:
Dividends	$16,564	$235,137	$132,088	$64,512	$152,257
Mortality and expense risk and administrative charges	(11,699)	(183,200)	(125,350)	(26,775)	(51,732)
Net investment income (loss)	4,865	51,937	6,738	37,737	100,525
Net realized gain (loss)	19,347	1,018,704	684,182	(74,570)	4,357
Capital gain distribution from mutual funds	-	727,227	464,071	-	-
Change in unrealized appreciation (depreciation) of investments	(176,164)	(2,529,182)	(1,618,482)	19,284	(132,368)
Increase (decrease) in net assets from operations	(151,952)	(731,314)	(463,491)	(17,549)	(27,486)
From contract transactions:
Payments received from contract owners	-	459	-	550	-
Payments for contract benefits or terminations	(90,955)	(2,350,561)	(1,150,863)	(795,801)	(635,862)
Transfers between sub-accounts (including fixed account), net	(2,938)	26,450	(272,747)	169,347	68,936
Contract maintenance charges	(1,195)	(15,578)	(17,709)	(1,203)	(5,231)
Adjustments to net assets allocated to contracts in payout period	-	196	-	123	35
Increase (decrease) in net assets from contract transactions	(95,088)	(2,339,034)	(1,441,319)	(626,984)	(572,122)
Increase (decrease) in net assets	(247,040)	(3,070,348)	(1,904,810)	(644,533)	(599,608)
Net assets at beginning of period	876,588	14,019,976	8,521,794	2,153,085	3,884,877
Net assets at end of period	$629,548	$10,949,628	$6,616,984	$1,508,552	$3,285,269
Beginning units	94,227	702,864	460,725	252,736	351,551
Units issued	1,525	12,915	7,617	24,000	10,605
Units redeemed	(12,408)	(130,676)	(84,196)	(97,764)	(63,143)
Ending units	83,344	585,103	384,146	178,972	299,013

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		PVC	PVC	PVC
		LargeCap	LargeCap	LargeCap
	PVC Income	Growth	Growth	Growth	PVC MidCap
	Account	Account	Account	Account I	Account
	Class 2	Class 1	Class 2	Class 1	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$1,152,854	$593	$-	$510	$5,277
Mortality and expense risk and administrative charges	(10,554)	(3,819)	(3,204)	(9,254)	(28,105)
Net investment income (loss)	1,142,300	(3,226)	(3,204)	(8,744)	(22,828)
Net realized gain (loss)	(1,137,924)	143,523	112,313	2,948	112,437
Capital gain distribution from mutual funds	31,512	163,424	126,056	76,589	268,371
Change in unrealized appreciation (depreciation) of investments	29,138	(214,190)	(166,068)	57,075	262,203
Increase (decrease) in net assets from operations	65,026	89,531	69,097	127,868	620,183
From contract transactions:
Payments received from contract owners	-	-	-	-	360
Payments for contract benefits or terminations	(114,119)	(8,976)	(445)	(90,374)	(239,732)
Transfers between sub-accounts (including fixed account), net	(1,551,641)	(616,629)	(485,321)	1,091,902	(25,628)
Contract maintenance charges	(211)	(89)	(67)	(145)	(2,341)
Adjustments to net assets allocated to contracts in payout period	(10)	-	-	-	49
Increase (decrease) in net assets from contract transactions	(1,665,981)	(625,694)	(485,833)	1,001,383	(267,292)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	(1,600,955)	(536,163)	(416,736)	1,129,251	352,891
Net assets at beginning of period	1,600,955	536,163	416,736	-	1,565,530
Net assets at end of period	$-	$-	$-	$1,129,251	$1,918,421
Beginning units	154,338	40,451	33,471	-	65,169
Units issued	584	35	149	107,630	20
Units redeemed	(154,922)	(40,486)	(33,620)	(8,728)	(8,509)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	-	-	-	98,902	56,680
For the Year Ended December 31, 2018
From operations:
Dividends	$68,955	$1,431	$475	$-	$4,885
Mortality and expense risk and administrative charges	(26,384)	(9,780)	(8,146)	-	(28,002)
Net investment income (loss)	42,571	(8,349)	(7,671)	-	(23,117)
Net realized gain (loss)	8,253	44,198	44,488	-	146,781
Capital gain distribution from mutual funds	-	47,997	36,162	-	227,355
Change in unrealized appreciation (depreciation) of investments	(70,379)	(128,091)	(107,648)	-	(480,599)
Increase (decrease) in net assets from operations	(19,555)	(44,245)	(34,669)	-	(129,580)
From contract transactions:
Payments received from contract owners	12,184	-	-	-	360
Payments for contract benefits or terminations	(470,738)	(53,580)	(55,728)	-	(217,911)
Transfers between sub-accounts (including fixed account), net	251,344	(15,728)	4,670	-	(91,892)
Contract maintenance charges	(1,003)	(189)	(117)	-	(2,331)
Adjustments to net assets allocated to contracts in payout period	(10)	-	-	-	37
Increase (decrease) in net assets from contract transactions	(208,223)	(69,497)	(51,175)	-	(311,737)
Increase (decrease) in net assets	(227,778)	(113,742)	(85,844)	-	(441,317)
Net assets at beginning of period	1,828,733	649,905	502,580	-	2,006,847
Net assets at end of period	$1,600,955	$536,163	$416,736	$-	$1,565,530
Beginning units	174,373	44,816	36,730	-	77,069
Units issued	29,364	132	724	-	687
Units redeemed	(49,399)	(4,497)	(3,983)	-	(12,587)
Ending units	154,338	40,451	33,471	-	65,169

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		PVC Principal	PVC Principal	PVC Real	PVC Real
		Capital	Capital	Estate	Estate
	PVC MidCap	Appreciation	Appreciation	Securities	Securities
	Account	Account	Account	Account	Account
	Class 2	Class 1	Class 2	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$424	$157,755	$29,645	$7,593	$3,984
Mortality and expense risk and administrative charges	(14,045)	(140,060)	(33,163)	(5,843)	(3,820)
Net investment income (loss)	(13,621)	17,695	(3,518)	1,750	164
Net realized gain (loss)	11,689	292,238	45,122	18,744	9,323
Capital gain distribution from mutual funds	126,378	879,875	188,785	27,961	16,153
Change in unrealized appreciation (depreciation) of investments	159,418	1,374,540	306,770	53,807	33,659
Increase (decrease) in net assets from operations	283,864	2,564,348	537,159	102,262	59,299
From contract transactions:
Payments received from contract owners	-	11,385	12,788	-	-
Payments for contract benefits or terminations	(10,272)	(770,409)	(107,279)	(38,095)	(6,653)
Transfers between sub-accounts (including fixed account), net	2,043	(112,269)	(48,072)	16,251	(8,433)
Contract maintenance charges	(209)	(8,560)	(807)	(821)	(197)
Adjustments to net assets allocated to contracts in payout period	-	(277)	(21)	-	-
Increase (decrease) in net assets from contract transactions	(8,438)	(880,130)	(143,391)	(22,665)	(15,283)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	275,426	1,684,218	393,768	79,597	44,016
Net assets at beginning of period	702,572	8,741,294	1,843,740	359,551	210,152
Net assets at end of period	$977,998	$10,425,512	$2,237,508	$439,148	$254,168
Beginning units	31,145	343,884	78,200	11,015	6,759
Units issued	197	3,576	785	574	66
Units redeemed	(492)	(33,515)	(5,989)	(1,198)	(481)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	30,850	313,945	72,996	10,391	6,344
For the Year Ended December 31, 2018
From operations:
Dividends	$364	$112,990	$19,235	$7,053	$3,611
Mortality and expense risk and administrative charges	(12,533)	(146,880)	(33,778)	(5,455)	(3,795)
Net investment income (loss)	(12,169)	(33,890)	(14,543)	1,598	(184)
Net realized gain (loss)	9,981	449,446	77,956	10,681	24,851
Capital gain distribution from mutual funds	102,717	523,561	109,209	31,650	18,081
Change in unrealized appreciation (depreciation) of investments	(163,784)	(1,340,999)	(265,288)	(65,601)	(58,274)
Increase (decrease) in net assets from operations	(63,255)	(401,882)	(92,666)	(21,672)	(15,526)
From contract transactions:
Payments received from contract owners	167	681	-	-	-
Payments for contract benefits or terminations	(10,698)	(1,280,527)	(259,472)	(22,497)	(40,409)
Transfers between sub-accounts (including fixed account), net	(836)	(216,740)	14,832	4,041	(14,738)
Contract maintenance charges	(195)	(9,515)	(890)	(798)	(233)
Adjustments to net assets allocated to contracts in payout period	-	118	-	-	-
Increase (decrease) in net assets from contract transactions	(11,562)	(1,505,983)	(245,530)	(19,254)	(55,380)
Increase (decrease) in net assets	(74,817)	(1,907,865)	(338,196)	(40,926)	(70,906)
Net assets at beginning of period	777,389	10,649,159	2,181,936	400,477	281,058
Net assets at end of period	$702,572	$8,741,294	$1,843,740	$359,551	$210,152
Beginning units	31,625	399,871	87,707	11,579	8,507
Units issued	19	2,723	601	315	82
Units redeemed	(499)	(58,710)	(10,108)	(879)	(1,830)
Ending units	31,145	343,884	78,200	11,015	6,759

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			PVC SAM	PVC SAM	PVC SAM
	PVC SAM	PVC SAM	Conservative	Conservative	Conservative
	Balanced	Balanced	Balanced	Balanced	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 2	Class 1	Class 2	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$708,073	$584,139	$79,908	$84,102	$229,019
Mortality and expense risk and administrative charges	(440,406)	(403,198)	(42,026)	(49,353)	(200,532)
Net investment income (loss)	267,667	180,941	37,882	34,749	28,487
Net realized gain (loss)	71,622	(114,877)	2,998	17,031	476,940
Capital gain distribution from mutual funds	1,014,786	922,916	55,675	63,116	570,371
Change in unrealized appreciation (depreciation) of investments	3,356,069	3,139,546	265,781	289,528	1,535,771
Increase (decrease) in net assets from operations	4,710,144	4,128,526	362,336	404,424	2,611,569
From contract transactions:
Payments received from contract owners	20,719	7,082	-	-	2,550
Payments for contract benefits or terminations	(2,695,296)	(3,849,544)	(648,653)	(253,950)	(1,715,917)
Transfers between sub-accounts (including fixed account), net	(17,405)	428,735	290,973	75,701	(393,961)
Contract maintenance charges	(11,310)	(34,799)	(788)	(1,223)	(7,862)
Adjustments to net assets allocated to contracts in payout period	(265)	22	172	33	28
Increase (decrease) in net assets from contract transactions	(2,703,557)	(3,448,504)	(358,296)	(179,439)	(2,115,162)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	2,006,587	680,022	4,040	224,985	496,407
Net assets at beginning of period	26,908,063	24,368,794	2,740,149	3,004,255	12,656,289
Net assets at end of period	$28,914,650	$25,048,816	$2,744,189	$3,229,240	$13,152,696
Beginning units	1,715,857	1,628,873	251,091	289,548	750,535
Units issued	17,564	65,961	25,962	10,991	7,400
Units redeemed	(172,334)	(272,722)	(54,674)	(27,279)	(118,038)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	1,561,087	1,422,112	222,379	273,260	639,897
For the Year Ended December 31, 2018
From operations:
Dividends	$928,771	$785,759	$99,511	$104,795	$422,299
Mortality and expense risk and administrative charges	(473,854)	(438,924)	(47,754)	(51,985)	(246,651)
Net investment income (loss)	454,917	346,835	51,757	52,810	175,648
Net realized gain (loss)	153,972	(69,091)	87,322	24,782	787,990
Capital gain distribution from mutual funds	1,462,456	1,336,011	111,263	125,440	740,484
Change in unrealized appreciation (depreciation) of investments	(3,960,482)	(3,399,799)	(395,068)	(373,284)	(2,831,993)
Increase (decrease) in net assets from operations	(1,889,137)	(1,786,044)	(144,726)	(170,252)	(1,127,871)
From contract transactions:
Payments received from contract owners	19,494	5,950	25	-	2,275
Payments for contract benefits or terminations	(3,621,249)	(1,995,823)	(221,965)	(230,168)	(1,491,840)
Transfers between sub-accounts (including fixed account), net	(1,968)	(388,352)	(27,357)	(69,747)	(1,838,982)
Contract maintenance charges	(12,575)	(40,434)	(928)	(1,674)	(9,021)
Adjustments to net assets allocated to contracts in payout period	44	(9)	(109)	(489)	1
Increase (decrease) in net assets from contract transactions	(3,616,254)	(2,418,668)	(250,334)	(302,078)	(3,337,567)
Increase (decrease) in net assets	(5,505,391)	(4,204,712)	(395,060)	(472,330)	(4,465,438)
Net assets at beginning of period	32,413,454	28,573,506	3,135,209	3,476,585	17,121,727
Net assets at end of period	$26,908,063	$24,368,794	$2,740,149	$3,004,255	$12,656,289
Beginning units	1,930,268	1,781,409	272,930	317,546	936,499
Units issued	17,807	26,316	135,682	20,046	2,315
Units redeemed	(232,218)	(178,852)	(157,521)	(48,044)	(188,279)
Ending units	1,715,857	1,628,873	251,091	289,548	750,535

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	PVC SAM	PVC SAM	PVC SAM	PVC SAM	PVC SAM
	Conservative	Flexible	Flexible	Strategic	Strategic
	Growth	Income	Income	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 2	Class 1	Class 2	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$225,356	$171,759	$173,866	$48,989	$67,627
Mortality and expense risk and administrative charges	(229,571)	(75,490)	(80,978)	(46,272)	(87,138)
Net investment income (loss)	(4,215)	96,269	92,888	2,717	(19,511)
Net realized gain (loss)	473,032	15,905	17,866	30,810	158,408
Capital gain distribution from mutual funds	644,140	140,674	151,483	164,969	268,210
Change in unrealized appreciation (depreciation) of investments	1,659,082	278,147	273,815	494,750	806,882
Increase (decrease) in net assets from operations	2,772,039	530,995	536,052	693,246	1,213,989
From contract transactions:
Payments received from contract owners	475,802	960	-	1,920	17,745
Payments for contract benefits or terminations	(2,939,608)	(248,985)	(255,313)	(367,085)	(1,176,026)
Transfers between sub-accounts (including fixed account), net	(56,705)	113,922	281,431	(215,616)	(147,829)
Contract maintenance charges	(28,592)	(2,393)	(1,694)	(1,302)	(8,755)
Adjustments to net assets allocated to contracts in payout period	(6,789)	375	10	29	(9)
Increase (decrease) in net assets from contract transactions	(2,555,892)	(136,121)	24,434	(582,054)	(1,314,874)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	216,147	394,874	560,486	111,192	(100,885)
Net assets at beginning of period	13,549,050	4,675,908	4,747,560	2,954,716	5,389,174
Net assets at end of period	$13,765,197	$5,070,782	$5,308,046	$3,065,908	$5,288,289
Beginning units	851,118	384,409	407,965	160,039	311,190
Units issued	59,638	8,529	37,326	35,508	1,739
Units redeemed	(201,189)	(19,014)	(34,940)	(63,089)	(68,308)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	709,567	373,924	410,351	132,458	244,621
For the Year Ended December 31, 2018
From operations:
Dividends	$388,459	$200,805	$199,804	$74,810	$135,194
Mortality and expense risk and administrative charges	(255,779)	(79,543)	(83,270)	(52,706)	(106,183)
Net investment income (loss)	132,680	121,262	116,534	22,104	29,011
Net realized gain (loss)	395,196	64,131	72,525	109,434	217,104
Capital gain distribution from mutual funds	741,653	122,478	128,288	166,908	332,889
Change in unrealized appreciation (depreciation) of investments	(2,495,987)	(487,559)	(510,569)	(619,734)	(1,205,655)
Increase (decrease) in net assets from operations	(1,226,458)	(179,688)	(193,222)	(321,288)	(626,651)
From contract transactions:
Payments received from contract owners	169,071	960	-	1,645	2,775
Payments for contract benefits or terminations	(2,280,883)	(780,418)	(910,154)	(515,483)	(912,336)
Transfers between sub-accounts (including fixed account), net	20,355	(120,085)	(104,330)	(40,329)	(112,067)
Contract maintenance charges	(34,048)	(2,951)	(1,954)	(1,333)	(12,813)
Adjustments to net assets allocated to contracts in payout period	1,592	344	(6)	-	-
Increase (decrease) in net assets from contract transactions	(2,123,913)	(902,150)	(1,016,444)	(555,500)	(1,034,441)
Increase (decrease) in net assets	(3,350,371)	(1,081,838)	(1,209,666)	(876,788)	(1,661,092)
Net assets at beginning of period	16,899,421	5,757,746	5,957,226	3,831,504	7,050,266
Net assets at end of period	$13,549,050	$4,675,908	$4,747,560	$2,954,716	$5,389,174
Beginning units	972,901	455,926	493,134	186,940	364,554
Units issued	23,255	1,211	1,182	29,865	2,593
Units redeemed	(145,038)	(72,728)	(86,351)	(56,766)	(55,957)
Ending units	851,118	384,409	407,965	160,039	311,190

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SST SA	SST SA
	PVC Short-	PVC	PVC	Allocation	Allocation
	Term Income	SmallCap	SmallCap	Balanced	Balanced
	Account	Account	Account	Portfolio	Portfolio
	Class 1	Class 1	Class 2	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$52,097	$1,686	$298	$436	$2,089,711
Mortality and expense risk and administrative charges	(33,354)	(8,036)	(5,055)	(69)	(1,851,067)
Net investment income (loss)	18,743	(6,350)	(4,757)	367	238,644
Net realized gain (loss)	(1,958)	4,979	1,998	2	(2,648,938)
Capital gain distribution from mutual funds	-	80,112	50,518	477	2,644,443
Change in unrealized appreciation (depreciation) of investments	43,821	36,897	22,703	759	16,685,120
Increase (decrease) in net assets from operations	60,606	115,638	70,462	1,605	16,919,269
From contract transactions:
Payments received from contract owners	189,485	-	-	23,129	13,016,105
Payments for contract benefits or terminations	(302,331)	(65,899)	(8,325)	-	(13,890,773)
Transfers between sub-accounts (including fixed account), net	285,364	(4,711)	(9,305)	-	4,771,601
Contract maintenance charges	(1,097)	(419)	(74)	-	(1,185,878)
Adjustments to net assets allocated to contracts in payout period	1,574	24	-	-	-
Increase (decrease) in net assets from contract transactions	172,995	(71,005)	(17,704)	23,129	2,711,055

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	233,601	44,633	52,758	24,734	19,630,324
Net assets at beginning of period	1,647,806	468,247	286,110	-	117,529,485
Net assets at end of period	$1,881,407	$512,880	$338,868	$24,734	$137,159,809
Beginning units	218,942	38,198	24,566	-	8,015,704
Units issued	104,493	87	347	2,048	1,306,718
Units redeemed	(79,060)	(4,838)	(1,657)	-	(1,160,030)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	244,375	33,447	23,256	2,048	8,162,392
For the Year Ended December 31, 2018
From operations:
Dividends	$31,551	$1,809	$320	$-	$5,646,727
Mortality and expense risk and administrative charges	(24,556)	(10,623)	(6,371)	-	(1,866,553)
Net investment income (loss)	6,995	(8,814)	(6,051)	-	3,780,174
Net realized gain (loss)	(1,328)	46,178	23,000	-	(1,291,558)
Capital gain distribution from mutual funds	-	37,661	23,591	-	10,929,470
Change in unrealized appreciation (depreciation) of investments	(15,378)	(123,617)	(71,224)	-	(20,239,113)
Increase (decrease) in net assets from operations	(9,711)	(48,592)	(30,684)	-	(6,821,027)
From contract transactions:
Payments received from contract owners	3,395	25	-	-	13,273,489
Payments for contract benefits or terminations	(176,366)	(135,987)	(63,164)	-	(17,854,774)
Transfers between sub-accounts (including fixed account), net	229,778	(93,002)	(27,248)	-	(3,476,778)
Contract maintenance charges	(758)	(525)	(164)	-	(932,749)
Adjustments to net assets allocated to contracts in payout period	58	22	-	-	-
Increase (decrease) in net assets from contract transactions	56,107	(229,467)	(90,576)	-	(8,990,812)
Increase (decrease) in net assets	46,396	(278,059)	(121,260)	-	(15,811,839)
Net assets at beginning of period	1,601,410	746,306	407,370	-	133,341,324
Net assets at end of period	$1,647,806	$468,247	$286,110	$-	$117,529,485
Beginning units	210,478	53,912	30,689	-	8,614,951
Units issued	32,078	634	2,116	-	1,322,317
Units redeemed	(23,614)	(16,348)	(8,239)	-	(1,921,564)
Ending units	218,942	38,198	24,566	-	8,015,704

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SST SA	SST SA
	SST SA	SST SA	Allocation	Allocation	SST SA
	Allocation	Allocation	Moderate	Moderate	Allocation
	Growth	Growth	Growth	Growth	Moderate
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$94	$13,108	$7,431	$2,838,075	$1,691
Mortality and expense risk and administrative charges	(840)	(1,598,055)	(1,902)	(2,947,374)	(370)
Net investment income (loss)	(746)	(1,584,947)	5,529	(109,299)	1,321
Net realized gain (loss)	(599)	716,386	(496)	(1,137,977)	97
Capital gain distribution from mutual funds	4,595	4,123,342	16,537	7,441,008	3,102
Change in unrealized appreciation (depreciation) of investments	27,846	18,943,177	33,158	27,979,997	8,939
Increase (decrease) in net assets from operations	31,096	22,197,958	54,728	34,173,729	13,459
From contract transactions:
Payments received from contract owners	-	45,176,133	180,000	16,425,782	90,000
Payments for contract benefits or terminations	-	(7,626,931)	(1,040)	(21,604,170)	-
Transfers between sub-accounts (including fixed account), net	(3,239)	2,254,074	210,439	(133,960)	2
Contract maintenance charges	(1,840)	(1,169,450)	(1,736)	(1,997,169)	(845)
Adjustments to net assets allocated to contracts in payout period	-	-	-	(1,811)	-
Increase (decrease) in net assets from contract transactions	(5,079)	38,633,826	387,663	(7,311,328)	89,157

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	26,017	60,831,784	442,391	26,862,401	102,616
Net assets at beginning of period	136,656	88,235,297	27,629	184,982,706	-
Net assets at end of period	$162,673	$149,067,081	$470,020	$211,845,107	$102,616
Beginning units	12,900	5,568,909	2,624	12,410,306	-
Units issued	3	2,974,526	34,680	1,237,735	8,278
Units redeemed	(420)	(855,579)	(252)	(1,714,087)	(71)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	12,483	7,687,856	37,052	11,933,954	8,207
For the Year Ended December 31, 2018
From operations:
Dividends	$5,432	$3,145,597	$1,417	$8,477,607	$-
Mortality and expense risk and administrative charges	(452)	(1,044,012)	(159)	(3,106,525)	(5)
Net investment income (loss)	4,980	2,101,585	1,258	5,371,082	(5)
Net realized gain (loss)	(53)	1,307,568	404	2,937,530	470
Capital gain distribution from mutual funds	10,477	6,692,446	3,541	23,528,442	-
Change in unrealized appreciation (depreciation) of investments	(30,014)	(18,200,181)	(6,568)	(46,507,335)	(16)
Increase (decrease) in net assets from operations	(14,610)	(8,098,582)	(1,365)	(14,670,281)	449
From contract transactions:
Payments received from contract owners	92,250	39,574,191	(15,797)	15,231,220	(20,000)
Payments for contract benefits or terminations	-	(4,695,301)	-	(28,183,453)	-
Transfers between sub-accounts (including fixed account), net	59,989	4,810,899	9,265	754,354	(422)
Contract maintenance charges	(973)	(617,422)	(384)	(1,702,470)	-
Adjustments to net assets allocated to contracts in payout period	-	-	-	792	-
Increase (decrease) in net assets from contract transactions	151,266	39,072,367	(6,916)	(13,899,557)	(20,422)
Increase (decrease) in net assets	136,656	30,973,785	(8,281)	(28,569,838)	(19,973)
Net assets at beginning of period	-	57,261,512	35,910	213,552,544	19,973
Net assets at end of period	$136,656	$88,235,297	$27,629	$184,982,706	$-
Beginning units	-	3,325,400	3,197	13,289,970	1,802
Units issued	13,027	2,781,086	3,186	1,501,646	4
Units redeemed	(127)	(537,577)	(3,759)	(2,381,310)	(1,806)
Ending units	12,900	5,568,909	2,624	12,410,306	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SST SA	SST SA	SST SA Multi-	SST SA Multi-
	SST SA	Columbia	Columbia	Managed	Managed
	Allocation	Focused	Focused	Diversified	International
	Moderate	Growth	Value	Fixed Income	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 3	Class 3	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$2,595,143	$-	$666	$4,094	$13,398
Mortality and expense risk and administrative charges	(2,604,133)	-	(1,706)	(1,853)	(5,096)
Net investment income (loss)	(8,990)	-	(1,040)	2,241	8,302
Net realized gain (loss)	(755,849)	-	27	(378)	(499)
Capital gain distribution from mutual funds	5,575,133	-	2,417	-	38,279
Change in unrealized appreciation (depreciation) of investments	22,793,298	-	30,173	10,124	35,833
Increase (decrease) in net assets from operations	27,603,592	-	31,577	11,987	81,915
From contract transactions:
Payments received from contract owners	11,513,466	-	-	-	36,595
Payments for contract benefits or terminations	(20,553,885)	-	(2,341)	(37,531)	(10,218)
Transfers between sub-accounts (including fixed account), net	407,151	-	12,747	8,273	(1,959)
Contract maintenance charges	(1,730,142)	-	(26)	(24)	(23)
Adjustments to net assets allocated to contracts in payout period	131	-	-	-	-
Increase (decrease) in net assets from contract transactions	(10,363,279)	-	10,380	(29,282)	24,395

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	17,240,313	-	41,957	(17,295)	106,310
Net assets at beginning of period	166,597,503	-	120,245	171,227	379,801
Net assets at end of period	$183,837,816	$-	$162,202	$153,932	$486,111
Beginning units	11,146,630	-	10,059	17,128	39,785
Units issued	920,451	-	1,051	873	3,744
Units redeemed	(1,570,551)	-	(211)	(3,794)	(1,532)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	10,496,530	-	10,899	14,207	41,997
For the Year Ended December 31, 2018
From operations:
Dividends	$7,631,800	$-	$4,359	$4,315	$10,254
Mortality and expense risk and administrative charges	(2,714,481)	(2,089)	(1,449)	(3,142)	(4,747)
Net investment income (loss)	4,917,319	(2,089)	2,910	1,173	5,507
Net realized gain (loss)	2,196,748	(69,518)	313	(3,810)	3,766
Capital gain distribution from mutual funds	18,156,257	96,741	12,590	530	-
Change in unrealized appreciation (depreciation) of investments	(36,696,658)	(8,441)	(33,070)	(5,869)	(76,639)
Increase (decrease) in net assets from operations	(11,426,334)	16,693	(17,257)	(7,976)	(67,366)
From contract transactions:
Payments received from contract owners	14,048,065	40,964	49,756	10,085	77,024
Payments for contract benefits or terminations	(19,690,047)	(596)	(1,269)	(3,416)	(6,051)
Transfers between sub-accounts (including fixed account), net	(3,004,955)	(236,929)	5,594	(82,265)	(2,731)
Contract maintenance charges	(1,438,337)	(16)	(27)	(7)	(10)
Adjustments to net assets allocated to contracts in payout period	2,015	-	-	-	-
Increase (decrease) in net assets from contract transactions	(10,083,259)	(196,577)	54,054	(75,603)	68,232
Increase (decrease) in net assets	(21,509,593)	(179,884)	36,797	(83,579)	866
Net assets at beginning of period	188,107,096	179,884	83,448	254,806	378,935
Net assets at end of period	$166,597,503	$-	$120,245	$171,227	$379,801
Beginning units	11,808,264	14,626	6,117	24,999	33,506
Units issued	1,130,237	4,126	4,044	1,254	9,558
Units redeemed	(1,791,871)	(18,752)	(102)	(9,125)	(3,279)
Ending units	11,146,630	-	10,059	17,128	39,785

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA Multi-	SST SA Multi-
	Managed	Managed	SST SA Multi-	SST SA Multi-	SST SA Multi-
	Large Cap	Large Cap	Managed Mid	Managed Mid	Managed
	Growth	Value	Cap Growth	Cap Value	Small Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 3	Class 3	Class 3	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$336	$3,985	$-	$3,535	$-
Mortality and expense risk and administrative charges	(2,001)	(2,305)	(5,101)	(3,847)	(2,711)
Net investment income (loss)	(1,665)	1,680	(5,101)	(312)	(2,711)
Net realized gain (loss)	603	(9,003)	(894)	(1,569)	(2,574)
Capital gain distribution from mutual funds	20,913	10,237	49,691	17,849	19,886
Change in unrealized appreciation (depreciation) of investments	18,778	41,804	77,891	51,580	33,680
Increase (decrease) in net assets from operations	38,629	44,718	121,587	67,548	48,281
From contract transactions:
Payments received from contract owners	-	-	4,000	-	-
Payments for contract benefits or terminations	(4,037)	(56,628)	(25,694)	(9,129)	(26,018)
Transfers between sub-accounts (including fixed account), net	766	(5,194)	(4,489)	1,784	2,660
Contract maintenance charges	(64)	(31)	(37)	(33)	(31)
Increase (decrease) in net assets from contract transactions	(3,335)	(61,853)	(26,220)	(7,378)	(23,389)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	35,294	(17,135)	95,367	60,170	24,892
Net assets at beginning of period	136,207	204,053	366,656	290,090	222,228
Net assets at end of period	$171,501	$186,918	$462,023	$350,260	$247,120
Beginning units	10,417	19,081	29,475	27,240	20,102
Units issued	214	57	897	188	360
Units redeemed	(442)	(5,428)	(2,870)	(844)	(2,425)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	10,189	13,710	27,502	26,584	18,037
For the Year Ended December 31, 2018
From operations:
Dividends	$567	$3,809	$-	$2,137	$-
Mortality and expense risk and administrative charges	(2,053)	(2,286)	(4,619)	(3,839)	(2,384)
Net investment income (loss)	(1,486)	1,523	(4,619)	(1,702)	(2,384)
Net realized gain (loss)	7,198	(5)	3,689	(779)	2,930
Capital gain distribution from mutual funds	23,814	26,225	48,625	21,895	18,772
Change in unrealized appreciation (depreciation) of investments	(36,022)	(52,722)	(67,284)	(61,599)	(56,975)
Increase (decrease) in net assets from operations	(6,496)	(24,979)	(19,589)	(42,185)	(37,657)
From contract transactions:
Payments received from contract owners	36,215	5,042	14,867	18,390	5,042
Payments for contract benefits or terminations	(6,551)	(8,210)	(10,971)	(8,784)	(22,553)
Transfers between sub-accounts (including fixed account), net	(33,912)	74,070	(3,452)	(8,624)	104,932
Contract maintenance charges	(65)	(24)	(33)	(34)	(9)
Increase (decrease) in net assets from contract transactions	(4,313)	70,878	411	948	87,412
Increase (decrease) in net assets	(10,809)	45,899	(19,178)	(41,237)	49,755
Net assets at beginning of period	147,016	158,154	385,834	331,327	172,473
Net assets at end of period	$136,207	$204,053	$366,656	$290,090	$222,228
Beginning units	11,138	13,111	29,424	27,143	13,747
Units issued	6,649	6,752	4,134	2,180	8,295
Units redeemed	(7,370)	(782)	(4,083)	(2,083)	(1,940)
Ending units	10,417	19,081	29,475	27,240	20,102

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SST SA	SST SA
	Putnam Asset	Putnam Asset
	Allocation	Allocation	SST SA T.	SST SA	SST SA
	Diversified	Diversified	Rowe Price	Wellington	Wellington
	Growth	Growth	Growth Stock	Real Return	Real Return
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 3	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$3,297	$735,391	$-	$257	$857,476
Mortality and expense risk and administrative charges	(1,272)	(743,868)	(4,945)	(83)	(3,923,760)
Net investment income (loss)	2,025	(8,477)	(4,945)	174	(3,066,284)
Net realized gain (loss)	(251)	(142,110)	(4,858)	-	(1,981,811)
Capital gain distribution from mutual funds	8,194	2,153,150	40,456	-	-
Change in unrealized appreciation (depreciation) of investments	31,482	7,284,542	72,939	(59)	15,356,915
Increase (decrease) in net assets from operations	41,450	9,287,105	103,592	115	10,308,820
From contract transactions:
Payments received from contract owners	-	13,447,787	15,000	72,759	10,263,195
Payments for contract benefits or terminations	(535)	(3,214,915)	(5,118)	-	(30,184,915)
Transfers between sub-accounts (including fixed account), net	1,182	1,132,653	(17,303)	4,070	25,024,717
Contract maintenance charges	(3,148)	(674,382)	(71)	-	(2,856,900)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(828)
Increase (decrease) in net assets from contract transactions	(2,501)	10,691,143	(7,492)	76,829	2,245,269

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	38,949	19,978,248	96,100	76,944	12,554,089
Net assets at beginning of period	213,707	46,933,229	359,324	-	259,394,966
Net assets at end of period	$252,656	$66,911,477	$455,424	$76,944	$271,949,055
Beginning units	20,206	4,285,300	25,208	-	23,246,639
Units issued	123	1,407,225	967	7,269	4,107,283
Units redeemed	(333)	(528,436)	(1,293)	(3)	(3,945,185)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	19,996	5,164,089	24,882	7,266	23,408,737
For the Year Ended December 31, 2018
From operations:
Dividends	$4,644	$851,321	$-	$-	$9,434,998
Mortality and expense risk and administrative charges	(1,054)	(498,214)	(4,137)	-	(4,313,548)
Net investment income (loss)	3,590	353,107	(4,137)	-	5,121,450
Net realized gain (loss)	(546)	55,172	2,986	-	(3,689,051)
Capital gain distribution from mutual funds	8,402	1,758,953	100,101	-	-
Change in unrealized appreciation (depreciation) of investments	(36,177)	(7,045,605)	(114,357)	-	(6,411,927)
Increase (decrease) in net assets from operations	(24,731)	(4,878,373)	(15,407)	-	(4,979,528)
From contract transactions:
Payments received from contract owners	206,000	23,639,797	84,530	-	6,399,696
Payments for contract benefits or terminations	(353)	(1,337,645)	(30,158)	-	(33,974,155)
Transfers between sub-accounts (including fixed account), net	35,531	5,455,484	45,235	-	(9,769,896)
Contract maintenance charges	(2,740)	(434,140)	(38)	-	(2,555,017)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	491
Increase (decrease) in net assets from contract transactions	238,438	27,323,496	99,569	-	(39,898,881)
Increase (decrease) in net assets	213,707	22,445,123	84,162	-	(44,878,409)
Net assets at beginning of period	-	24,488,106	275,162	-	304,273,375
Net assets at end of period	$213,707	$46,933,229	$359,324	$-	$259,394,966
Beginning units	-	2,015,324	18,852	-	26,817,930
Units issued	24,436	2,599,098	8,861	-	2,849,707
Units redeemed	(4,230)	(329,122)	(2,505)	-	(6,420,998)
Ending units	20,206	4,285,300	25,208	-	23,246,639

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SAST SA AB	SAST SA AB
	SAST SA AB	SAST SA AB	SAST SA AB	Small & Mid	Small & Mid
	Growth	Growth	Growth	Cap Value	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 2	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$2,395	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(4,834,352)	(675,641)	(5,242,499)	(66)	(164,765)
Net investment income (loss)	(4,831,957)	(675,641)	(5,242,499)	(66)	(164,765)
Net realized gain (loss)	20,873,283	4,501,382	18,325,867	(8)	(649,882)
Capital gain distribution from mutual funds	19,126,235	2,560,486	21,540,571	605	158,439
Change in unrealized appreciation (depreciation) of investments	53,312,327	5,649,303	59,590,956	1,182	2,412,268
Increase (decrease) in net assets from operations	88,479,888	12,035,530	94,214,895	1,713	1,756,060
From contract transactions:
Payments received from contract owners	1,347,162	50,812	16,443,730	38,883	204,195
Payments for contract benefits or terminations	(32,603,789)	(6,426,365)	(41,023,322)	-	(1,386,048)
Transfers between sub-accounts (including fixed account), net	(7,490,480)	(3,281,708)	(21,900,840)	954	(239,875)
Contract maintenance charges	(164,868)	(95,836)	(1,640,745)	(126)	(27,242)
Adjustments to net assets allocated to contracts in payout period	28,977	852	(6,778)	-	88
Increase (decrease) in net assets from contract transactions	(38,882,998)	(9,752,245)	(48,127,955)	39,711	(1,448,882)

Increase in net assets from separate account merger	93,365,814	7,149,606	-	-	-
Increase (decrease) in net assets	142,962,704	9,432,891	46,086,940	41,424	307,178
Net assets at beginning of period	275,198,633	39,379,869	307,040,245	-	10,195,432
Net assets at end of period	$418,161,337	$48,812,760	$353,127,185	$41,424	$10,502,610
Beginning units	3,443,973	508,844	6,618,140	-	309,550
Units issued	42,309	3,884	734,032	4,121	13,093
Units redeemed	(558,497)	(108,522)	(1,362,992)	(52)	(52,175)
Units transferred in from separate account merger	6,228,677	70,852	-	-	-
Ending units	9,156,462	475,058	5,989,180	4,069	270,468
For the Year Ended December 31, 2018
From operations:
Dividends	$7,474	$-	$-	$-	$62,330
Mortality and expense risk and administrative charges	(3,132,260)	(384,047)	(2,381,150)	-	(205,607)
Net investment income (loss)	(3,124,786)	(384,047)	(2,381,150)	-	(143,277)
Net realized gain (loss)	13,546,818	2,664,302	11,826,188	-	228,749
Capital gain distribution from mutual funds	22,135,309	2,434,959	13,387,500	-	2,720,643
Change in unrealized appreciation (depreciation) of investments	(37,745,323)	(5,966,554)	(36,001,837)	-	(4,799,457)
Increase (decrease) in net assets from operations	(5,187,982)	(1,251,340)	(13,169,299)	-	(1,993,342)
From contract transactions:
Payments received from contract owners	573,995	36,077	5,186,858	-	13,366
Payments for contract benefits or terminations	(21,021,979)	(2,780,115)	(20,292,539)	-	(1,964,518)
Transfers between sub-accounts (including fixed account), net	122,520,334	23,534,066	228,189,315	-	(101,221)
Contract maintenance charges	(103,471)	(50,082)	(613,358)	-	(32,107)
Adjustments to net assets allocated to contracts in payout period	61,332	3,532	19,162	-	1,054
Increase (decrease) in net assets from contract transactions	102,030,211	20,743,478	212,489,438	-	(2,083,426)
Increase (decrease) in net assets	96,842,229	19,492,138	199,320,139	-	(4,076,768)
Net assets at beginning of period	178,356,404	19,887,731	107,720,106	-	14,272,200
Net assets at end of period	$275,198,633	$39,379,869	$307,040,245	$-	$10,195,432
Beginning units	2,256,069	257,411	2,291,734	-	361,455
Units issued	1,526,003	306,097	5,130,802	-	13,552
Units redeemed	(338,099)	(54,664)	(804,396)	-	(65,457)
Ending units	3,443,973	508,844	6,618,140	-	309,550

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA	SAST SA	SAST SA	SAST SA
	SAST SA AB	American	American	American	American
	Small & Mid	Funds Asset	Funds Asset	Funds Global	Funds Global
	Cap Value	Allocation	Allocation	Growth	Growth
	Portfolio	Portfolio	Portfolio Class	Portfolio	Portfolio
	Class 3	Class 1	3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$73,222	$15,939,782	$679	$2,779,500
Mortality and expense risk and administrative charges	(5,253,769)	(11,721)	(11,835,801)	(107)	(5,382,625)
Net investment income (loss)	(5,253,769)	61,501	4,103,981	572	(2,603,125)
Net realized gain (loss)	(23,261,910)	(1,165)	5,074,114	(36)	(20,520,789)
Capital gain distribution from mutual funds	5,150,145	189,630	46,865,873	7,401	40,268,198
Change in unrealized appreciation (depreciation) of investments	78,977,217	138,720	96,216,344	(1,504)	83,975,852
Increase (decrease) in net assets from operations	55,611,683	388,686	152,260,312	6,433	101,120,136
From contract transactions:
Payments received from contract owners	6,200,934	3,150,099	231,784,933	86,602	10,211,897
Payments for contract benefits or terminations	(42,177,667)	(803)	(68,935,464)	-	(41,243,366)
Transfers between sub-accounts (including fixed account), net	(2,625,815)	88,516	22,978,775	(1,491)	(32,921,427)
Contract maintenance charges	(2,562,709)	(18,179)	(8,877,172)	(129)	(2,996,165)
Adjustments to net assets allocated to contracts in payout period	(2,611)	-	24,440	-	(3,646)
Increase (decrease) in net assets from contract transactions	(41,167,868)	3,219,633	176,975,512	84,982	(66,952,707)

Increase in net assets from separate account merger	5,185,404	-	-	-	-
Increase (decrease) in net assets	19,629,219	3,608,319	329,235,824	91,415	34,167,429
Net assets at beginning of period	323,869,520	710,711	721,085,470	-	328,237,498
Net assets at end of period	$343,498,739	$4,319,030	$1,050,321,294	$91,415	$362,404,927
Beginning units	13,241,903	66,637	42,900,760	-	17,769,533
Units issued	790,266	270,885	14,975,543	7,930	915,351
Units redeemed	(2,272,448)	(2,107)	(5,653,619)	(257)	(3,928,896)
Units transferred in from separate account merger	137,739	-	-	-	-
Ending units	11,897,460	335,415	52,222,684	7,673	14,755,988
For the Year Ended December 31, 2018
From operations:
Dividends	$1,186,338	$21,327	$19,018,425	$-	$4,246,249
Mortality and expense risk and administrative charges	(6,012,514)	(2,693)	(8,838,106)	-	(5,894,449)
Net investment income (loss)	(4,826,176)	18,634	10,180,319	-	(1,648,200)
Net realized gain (loss)	3,423,711	(1,892)	8,530,684	-	13,147,954
Capital gain distribution from mutual funds	82,266,947	38,243	40,654,730	-	74,845,078
Change in unrealized appreciation (depreciation) of investments	(141,545,442)	(98,494)	(107,908,367)	-	(123,190,604)
Increase (decrease) in net assets from operations	(60,680,960)	(43,509)	(48,542,634)	-	(36,845,772)
From contract transactions:
Payments received from contract owners	3,685,367	434,141	308,233,266	-	6,063,383
Payments for contract benefits or terminations	(50,773,622)	(71,540)	(56,608,016)	-	(51,171,741)
Transfers between sub-accounts (including fixed account), net	16,347,477	315,861	13,707,816	-	4,149,635
Contract maintenance charges	(2,441,549)	(6,985)	(5,479,731)	-	(2,752,720)
Adjustments to net assets allocated to contracts in payout period	81	-	4,327	-	1,536
Increase (decrease) in net assets from contract transactions	(33,182,246)	671,477	259,857,662	-	(43,709,907)
Increase (decrease) in net assets	(93,863,206)	627,968	211,315,028	-	(80,555,679)
Net assets at beginning of period	417,732,726	82,743	509,770,442	-	408,793,177
Net assets at end of period	$323,869,520	$710,711	$721,085,470	$-	$328,237,498
Beginning units	14,140,741	7,360	28,637,415	-	19,761,382
Units issued	1,639,435	71,973	19,461,097	-	1,722,024
Units redeemed	(2,538,273)	(12,696)	(5,197,752)	-	(3,713,873)
Ending units	13,241,903	66,637	42,900,760	-	17,769,533

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SAST SA	SAST SA	SAST SA
			American	American	American
	SAST SA	SAST SA	Funds	Funds	Funds VCP
	American	American	Growth-	Growth-	Managed
	Funds Growth	Funds Growth	Income	Income	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$-	$611
Mortality and expense risk and administrative charges	(429)	(4,800,822)	(486)	(3,593,395)	(441)
Net investment income (loss)	(429)	(4,800,822)	(486)	(3,593,395)	170
Net realized gain (loss)	859	(8,557,997)	42	(3,756,400)	143
Capital gain distribution from mutual funds	315	1,528,361	566	1,110,609	1,582
Change in unrealized appreciation (depreciation) of investments	21,475	91,783,159	17,767	57,800,184	11,079
Increase (decrease) in net assets from operations	22,220	79,952,701	17,889	51,560,998	12,974
From contract transactions:
Payments received from contract owners	92,676	40,945,421	93,369	23,652,085	79,000
Payments for contract benefits or terminations	-	(38,616,465)	-	(31,699,262)	-
Transfers between sub-accounts (including fixed account), net	(11,547)	(14,203,208)	559	(7,561,279)	5,059
Contract maintenance charges	(6)	(1,769,866)	(294)	(1,285,669)	(816)
Adjustments to net assets allocated to contracts in payout period	-	(4,583)	-	(2,472)	-
Increase (decrease) in net assets from contract transactions	81,123	(13,648,701)	93,634	(16,896,597)	83,243

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	103,343	66,304,000	111,523	34,664,401	96,217
Net assets at beginning of period	56,785	284,102,252	47,237	223,453,052	33,789
Net assets at end of period	$160,128	$350,406,252	$158,760	$258,117,453	$130,006
Beginning units	6,005	13,489,990	4,976	11,818,330	3,209
Units issued	8,575	2,160,199	8,449	1,458,255	7,434
Units redeemed	(1,552)	(2,742,904)	(102)	(2,292,750)	(224)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	13,028	12,907,285	13,323	10,983,835	10,419
For the Year Ended December 31, 2018
From operations:
Dividends	$3,154	$2,873,751	$6,993	$6,519,182	$671
Mortality and expense risk and administrative charges	(358)	(5,035,416)	(354)	(3,832,158)	(108)
Net investment income (loss)	2,796	(2,161,665)	6,639	2,687,024	563
Net realized gain (loss)	(94,241)	13,537,101	(78,461)	9,990,187	(46)
Capital gain distribution from mutual funds	62,853	89,581,237	48,439	55,145,401	1,743
Change in unrealized appreciation (depreciation) of investments	(3,669)	(103,649,836)	(2,919)	(74,554,291)	(4,073)
Increase (decrease) in net assets from operations	(32,261)	(2,693,163)	(26,302)	(6,731,679)	(1,813)
From contract transactions:
Payments received from contract owners	58,601	11,992,892	48,835	12,336,539	-
Payments for contract benefits or terminations	-	(43,159,920)	-	(32,886,832)	-
Transfers between sub-accounts (including fixed account), net	30,445	(8,804,868)	24,704	(5,307,539)	29,707
Contract maintenance charges	-	(1,589,448)	-	(1,232,967)	(197)
Adjustments to net assets allocated to contracts in payout period	-	(3,423)	-	438	-
Increase (decrease) in net assets from contract transactions	89,046	(41,564,767)	73,539	(27,090,361)	29,510
Increase (decrease) in net assets	56,785	(44,257,930)	47,237	(33,822,040)	27,697
Net assets at beginning of period	-	328,360,182	-	257,275,092	6,092
Net assets at end of period	$56,785	$284,102,252	$47,237	$223,453,052	$33,789
Beginning units	-	15,275,769	-	13,148,407	547
Units issued	24,038	1,539,968	23,485	1,236,701	2,718
Units redeemed	(18,033)	(3,325,747)	(18,509)	(2,566,778)	(56)
Ending units	6,005	13,489,990	4,976	11,818,330	3,209

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA			SAST SA	SAST SA
	American	SAST SA	SAST SA	Boston	Boston
	Funds VCP	BlackRock	BlackRock	Company	Company
	Managed	VCP Global	VCP Global	Capital	Capital
	Allocation	Multi Asset	Multi Asset	Growth	Growth
	Portfolio Class	Portfolio	Portfolio	Portfolio	Portfolio
	3	Class 1	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$4,253,581	$145	$5,421,325	$-	$-
Mortality and expense risk and administrative charges	(22,175,925)	(75)	(9,018,432)	-	-
Net investment income (loss)	(17,922,344)	70	(3,597,107)	-	-
Net realized gain (loss)	14,320,808	(24)	2,198,067	-	-
Capital gain distribution from mutual funds	21,053,286	530	25,823,857	-	-
Change in unrealized appreciation (depreciation) of investments	231,767,372	1,321	62,922,583	-	-
Increase (decrease) in net assets from operations	249,219,122	1,897	87,347,400	-	-
From contract transactions:
Payments received from contract owners	102,910,770	-	34,222,099	-	-
Payments for contract benefits or terminations	(100,123,804)	-	(37,559,986)	-	-
Transfers between sub-accounts (including fixed account), net	35,302,677	1,601	15,078,549	-	-
Contract maintenance charges	(18,660,095)	(156)	(7,619,645)	-	-
Increase (decrease) in net assets from contract transactions	19,429,548	1,445	4,121,017	-	-

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	268,648,670	3,342	91,468,417	-	-
Net assets at beginning of period	1,455,963,780	11,316	617,386,703	-	-
Net assets at end of period	$1,724,612,450	$14,658	$708,855,120	$-	$-
Beginning units	111,175,437	1,096	57,785,191	-	-
Units issued	14,413,083	155	6,277,018	-	-
Units redeemed	(12,987,997)	(20)	(5,944,797)	-	-
Units transferred in from separate account merger	-	-	-	-	-
Ending units	112,600,523	1,231	58,117,412	-	-
For the Year Ended December 31, 2018
From operations:
Dividends	$23,420,532	$202	$7,078,015	$32,575	$7,072
Mortality and expense risk and administrative charges	(21,177,327)	(47)	(8,903,137)	(56,459)	(19,121)
Net investment income (loss)	2,243,205	155	(1,825,122)	(23,884)	(12,049)
Net realized gain (loss)	13,691,590	(28)	3,746,503	670,395	211,667
Capital gain distribution from mutual funds	78,374,529	807	46,818,566	1,839,025	608,524
Change in unrealized appreciation (depreciation) of investments	(196,153,684)	(1,761)	(96,092,256)	(1,917,449)	(628,338)
Increase (decrease) in net assets from operations	(101,844,360)	(827)	(47,352,309)	568,087	179,804
From contract transactions:
Payments received from contract owners	162,625,113	6,047	63,150,631	49,340	-
Payments for contract benefits or terminations	(76,955,451)	-	(30,561,076)	(653,282)	(97,925)
Transfers between sub-accounts (including fixed account), net	21,576,126	6,203	1,103,872	(4,606,639)	(1,488,218)
Contract maintenance charges	(14,691,202)	(107)	(6,398,454)	(1,378)	(2,672)
Adjustments to net assets allocated to contracts in payout period	1,343	-	-	585	-
Increase (decrease) in net assets from contract transactions	92,555,929	12,143	27,294,973	(5,211,374)	(1,588,815)
Increase (decrease) in net assets	(9,288,431)	11,316	(20,057,336)	(4,643,287)	(1,409,011)
Net assets at beginning of period	1,465,252,211	-	637,444,039	4,643,287	1,409,011
Net assets at end of period	$1,455,963,780	$11,316	$617,386,703	$-	$-
Beginning units	104,730,830	-	55,477,093	326,681	102,463
Units issued	20,233,325	1,121	9,859,557	16,779	3,216
Units redeemed	(13,788,718)	(25)	(7,551,459)	(343,460)	(105,679)
Ending units	111,175,437	1,096	57,785,191	-	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA
	Boston
	Company	SAST SA	SAST SA	SAST SA	SAST SA
	Capital	Columbia	Columbia	Columbia	DFA Ultra
	Growth	Technology	Technology	Technology	Short Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 2	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$-	$437,742
Mortality and expense risk and administrative charges	-	(187,881)	(70,087)	(748,594)	(356,537)
Net investment income (loss)	-	(187,881)	(70,087)	(748,594)	81,205
Net realized gain (loss)	-	1,131,657	566,522	3,773,313	195,384
Capital gain distribution from mutual funds	-	1,245,997	450,845	5,551,869	-
Change in unrealized appreciation (depreciation) of investments	-	2,963,763	906,987	11,934,572	(106,679)
Increase (decrease) in net assets from operations	-	5,153,536	1,854,267	20,511,160	169,910
From contract transactions:
Payments received from contract owners	-	74,628	7,781	10,123,169	810,102
Payments for contract benefits or terminations	-	(1,081,645)	(366,591)	(7,532,117)	(4,007,445)
Transfers between sub-accounts (including fixed account), net	-	857	(232,142)	(2,274,971)	(246,496)
Contract maintenance charges	-	(4,609)	(9,427)	(165,949)	(26,805)
Adjustments to net assets allocated to contracts in payout period	-	(419)	1	(2,981)	1,300
Increase (decrease) in net assets from contract transactions	-	(1,011,188)	(600,378)	147,151	(3,469,344)

Increase in net assets from separate account merger	-	964,537	595,579	-	4,558,321
Increase (decrease) in net assets	-	5,106,885	1,849,468	20,658,311	1,258,887
Net assets at beginning of period	-	10,066,837	3,579,530	38,978,966	25,796,887
Net assets at end of period	$-	$15,173,722	$5,428,998	$59,637,277	$27,055,774
Beginning units	-	1,824,181	672,291	3,462,048	2,172,845
Units issued	-	115,310	32,937	716,611	896,623
Units redeemed	-	(267,982)	(116,046)	(991,189)	(1,186,761)
Units transferred in from separate account merger	-	121,007	76,191	-	381,084
Ending units	-	1,792,516	665,373	3,187,470	2,263,791
For the Year Ended December 31, 2018
From operations:
Dividends	$100,250	$-	$-	$-	$264,800
Mortality and expense risk and administrative charges	(536,715)	(191,294)	(69,938)	(725,855)	(363,804)
Net investment income (loss)	(436,465)	(191,294)	(69,938)	(725,855)	(99,004)
Net realized gain (loss)	6,016,825	1,660,475	547,824	4,177,312	60,801
Capital gain distribution from mutual funds	16,098,109	1,623,517	604,313	6,422,607	-
Change in unrealized appreciation (depreciation) of investments	(16,319,800)	(4,162,252)	(1,464,066)	(14,191,924)	37,332
Increase (decrease) in net assets from operations	5,358,669	(1,069,554)	(381,867)	(4,317,860)	(871)
From contract transactions:
Payments received from contract owners	457,996	51,640	7,576	2,853,418	952,826
Payments for contract benefits or terminations	(5,855,426)	(1,279,202)	(497,025)	(5,596,830)	(4,951,541)
Transfers between sub-accounts (including fixed account), net	(43,957,085)	(401,420)	141,216	523,011	3,376,822
Contract maintenance charges	(219,989)	(4,904)	(10,217)	(135,769)	(29,763)
Adjustments to net assets allocated to contracts in payout period	(118)	534	-	(10)	534
Increase (decrease) in net assets from contract transactions	(49,574,622)	(1,633,352)	(358,450)	(2,356,180)	(651,122)
Increase (decrease) in net assets	(44,215,953)	(2,702,906)	(740,317)	(6,674,040)	(651,993)
Net assets at beginning of period	44,215,953	12,769,743	4,319,847	45,653,006	26,448,880
Net assets at end of period	$-	$10,066,837	$3,579,530	$38,978,966	$25,796,887
Beginning units	2,989,482	2,093,063	730,919	3,895,817	2,228,471
Units issued	140,721	177,288	78,039	741,536	1,077,639
Units redeemed	(3,130,203)	(446,170)	(136,667)	(1,175,305)	(1,133,265)
Ending units	-	1,824,181	672,291	3,462,048	2,172,845

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	DFA Ultra	DFA Ultra	Dogs of Wall	Dogs of Wall	Dogs of Wall
	Short Bond	Short Bond	Street	Street	Street
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 2	Class 3	Class 1	Class 2	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$127,995	$2,681,586	$647,277	$122,163	$2,659,795
Mortality and expense risk and administrative charges	(115,872)	(2,194,141)	(390,204)	(82,178)	(1,620,156)
Net investment income (loss)	12,123	487,445	257,073	39,985	1,039,639
Net realized gain (loss)	34,846	896,356	1,479,921	359,474	1,385,787
Capital gain distribution from mutual funds	-	-	1,570,299	316,607	7,120,831
Change in unrealized appreciation (depreciation) of investments	(5,203)	(691,142)	1,911,283	352,111	12,551,763
Increase (decrease) in net assets from operations	41,766	692,659	5,218,576	1,068,177	22,098,020
From contract transactions:
Payments received from contract owners	292,998	10,753,977	257,591	308,611	12,899,926
Payments for contract benefits or terminations	(2,517,028)	(37,997,236)	(3,203,427)	(943,932)	(13,652,449)
Transfers between sub-accounts (including fixed account), net	1,993,113	34,211,649	285,243	(222,611)	(845,649)
Contract maintenance charges	(15,956)	(1,298,567)	(13,190)	(10,686)	(569,923)
Adjustments to net assets allocated to contracts in payout period	515	134	2,745	650	18
Increase (decrease) in net assets from contract transactions	(246,358)	5,669,957	(2,671,038)	(867,968)	(2,168,077)

Increase in net assets from separate account merger	3,203,874	-	1,552,392	963,096	-
Increase (decrease) in net assets	2,999,282	6,362,616	4,099,930	1,163,305	19,929,943
Net assets at beginning of period	7,017,812	143,712,140	23,839,608	4,813,297	98,522,734
Net assets at end of period	$10,017,094	$150,074,756	$27,939,538	$5,976,602	$118,452,677
Beginning units	611,587	15,119,441	784,425	163,784	3,860,528
Units issued	252,526	9,693,299	39,894	17,816	657,672
Units redeemed	(274,837)	(9,036,840)	(112,706)	(43,362)	(718,780)
Units transferred in from separate account merger	276,833	-	42,496	27,079	-
Ending units	866,109	15,775,900	754,109	165,317	3,799,420
For the Year Ended December 31, 2018
From operations:
Dividends	$71,691	$1,170,431	$630,034	$121,051	$2,374,671
Mortality and expense risk and administrative charges	(107,506)	(2,070,713)	(400,419)	(89,110)	(1,686,071)
Net investment income (loss)	(35,815)	(900,282)	229,615	31,941	688,600
Net realized gain (loss)	(652)	278,150	1,711,328	607,159	2,870,140
Capital gain distribution from mutual funds	-	-	2,981,207	615,509	12,567,098
Change in unrealized appreciation (depreciation) of investments	24,043	223,705	(5,333,574)	(1,345,271)	(18,041,208)
Increase (decrease) in net assets from operations	(12,424)	(398,427)	(411,424)	(90,662)	(1,915,370)
From contract transactions:
Payments received from contract owners	149,913	12,238,002	429,370	1,185	2,904,172
Payments for contract benefits or terminations	(1,945,576)	(47,812,327)	(2,495,582)	(1,156,197)	(14,141,458)
Transfers between sub-accounts (including fixed account), net	2,405,340	35,528,330	(1,365,725)	(151,540)	(6,457,705)
Contract maintenance charges	(16,503)	(1,007,269)	(13,347)	(10,625)	(513,993)
Adjustments to net assets allocated to contracts in payout period	215	(2,381)	1,042	275	149
Increase (decrease) in net assets from contract transactions	593,389	(1,055,645)	(3,444,242)	(1,316,902)	(18,208,835)
Increase (decrease) in net assets	580,965	(1,454,072)	(3,855,666)	(1,407,564)	(20,124,205)
Net assets at beginning of period	6,436,847	145,166,212	27,695,274	6,220,861	118,646,939
Net assets at end of period	$7,017,812	$143,712,140	$23,839,608	$4,813,297	$98,522,734
Beginning units	560,787	15,005,045	894,760	207,186	4,536,213
Units issued	270,682	10,252,186	30,332	3,278	395,045
Units redeemed	(219,882)	(10,137,790)	(140,667)	(46,680)	(1,070,730)
Ending units	611,587	15,119,441	784,425	163,784	3,860,528

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA
	Emerging	Emerging	SAST SA	SAST SA	SAST SA
	Markets	Markets	Federated	Federated	Federated
	Equity Index	Equity Index	Corporate	Corporate	Corporate
	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio	Bond Portfolio
	Class 1	Class 3	Class 1	Class 2	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$2,388,128	$618,244	$27,978,535
Mortality and expense risk and administrative charges	(14)	(16,182)	(711,293)	(203,208)	(8,355,045)
Net investment income (loss)	(14)	(16,182)	1,676,835	415,036	19,623,490
Net realized gain (loss)	66	(4,538)	580,594	(26,241)	(844,195)
Change in unrealized appreciation (depreciation) of investments	1,598	230,681	3,447,989	1,146,619	47,363,462
Increase (decrease) in net assets from operations	1,650	209,961	5,705,418	1,535,414	66,142,757
From contract transactions:
Payments received from contract owners	12,500	1,287,360	766,908	80,149	42,519,283
Payments for contract benefits or terminations	-	(58,312)	(5,493,069)	(1,666,047)	(64,126,000)
Transfers between sub-accounts (including fixed account), net	539	278,443	1,103,447	273,264	29,206,668
Contract maintenance charges	(6)	(2,386)	(17,236)	(22,343)	(4,926,585)
Adjustments to net assets allocated to contracts in payout period	-	-	(7,367)	583	(6,202)
Increase (decrease) in net assets from contract transactions	13,033	1,505,105	(3,647,317)	(1,334,394)	2,667,164

Increase in net assets from separate account merger	-	-	8,880,501	5,733,056	-
Increase (decrease) in net assets	14,683	1,715,066	10,938,602	5,934,076	68,809,921
Net assets at beginning of period	-	466,837	44,558,381	12,046,973	521,623,142
Net assets at end of period	$14,683	$2,181,903	$55,496,983	$17,981,049	$590,433,063
Beginning units	-	54,845	1,491,059	416,786	26,035,265
Units issued	1,507	187,249	131,531	25,672	5,040,240
Units redeemed	(60)	(22,726)	(216,424)	(68,199)	(4,537,774)
Units transferred in from separate account merger	-	-	264,402	175,464	-
Ending units	1,447	219,368	1,670,568	549,723	26,537,731
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$5,811	$2,007,003	$534,189	$23,366,156
Mortality and expense risk and administrative charges	-	(2,107)	(748,296)	(219,303)	(9,085,334)
Net investment income (loss)	-	3,704	1,258,707	314,886	14,280,822
Net realized gain (loss)	-	(2,930)	547,488	92,477	(4,166,107)
Capital gain distribution from mutual funds	-	-	364,774	101,291	4,531,001
Change in unrealized appreciation (depreciation) of investments	-	(36,404)	(4,381,113)	(1,161,779)	(42,801,366)
Increase (decrease) in net assets from operations	-	(35,630)	(2,210,144)	(653,125)	(28,155,650)
From contract transactions:
Payments received from contract owners	-	487,443	331,546	18,157	12,096,132
Payments for contract benefits or terminations	-	(5,246)	(5,562,227)	(2,126,651)	(71,306,753)
Transfers between sub-accounts (including fixed account), net	-	20,277	(1,267,549)	(632,896)	(31,036,604)
Contract maintenance charges	-	(7)	(19,558)	(23,834)	(4,565,660)
Adjustments to net assets allocated to contracts in payout period	-	-	10,182	465	4,354
Increase (decrease) in net assets from contract transactions	-	502,467	(6,507,606)	(2,764,759)	(94,808,531)
Increase (decrease) in net assets	-	466,837	(8,717,750)	(3,417,884)	(122,964,181)
Net assets at beginning of period	-	-	53,276,131	15,464,857	644,587,323
Net assets at end of period	$-	$466,837	$44,558,381	$12,046,973	$521,623,142
Beginning units	-	-	1,705,764	511,063	30,602,211
Units issued	-	57,683	51,373	12,609	2,647,674
Units redeemed	-	(2,838)	(266,078)	(106,886)	(7,214,620)
Ending units	-	54,845	1,491,059	416,786	26,035,265

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA
	Fidelity	Fidelity	SAST SA	SAST SA	SAST SA
	Institutional	Institutional	Fidelity	Fidelity	Fidelity
	AM®	AM®	Institutional	Institutional	Institutional
	International	International	AM® Real	AM® Real	AM® Real
	Growth	Growth	Estate	Estate	Estate
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 3	Class 1	Class 2	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$213	$2,778	$460,163	$101,111	$2,919,047
Mortality and expense risk and administrative charges	(122)	(3,947)	(311,004)	(76,422)	(2,338,606)
Net investment income (loss)	91	(1,169)	149,159	24,689	580,441
Net realized gain (loss)	64	1,140	187,871	(73,229)	(4,892,350)
Capital gain distribution from mutual funds	60	981	54,252	12,780	391,575
Change in unrealized appreciation (depreciation) of investments	3,740	65,727	3,946,739	1,051,987	36,749,698
Increase (decrease) in net assets from operations	3,955	66,679	4,338,021	1,016,227	32,829,364
From contract transactions:
Payments received from contract owners	52,000	794,218	157,523	1,597	3,437,672
Payments for contract benefits or terminations	-	(898)	(2,187,557)	(594,709)	(19,191,505)
Transfers between sub-accounts (including fixed account), net	(510)	80,918	(464,482)	(145,230)	(6,455,270)
Contract maintenance charges	(209)	(2,196)	(8,042)	(8,476)	(1,230,153)
Adjustments to net assets allocated to contracts in payout period	-	-	359	18	3,558
Increase (decrease) in net assets from contract transactions	51,281	872,042	(2,502,199)	(746,800)	(23,435,698)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	55,236	938,721	1,835,822	269,427	9,393,666
Net assets at beginning of period	-	-	18,311,806	4,383,222	141,767,083
Net assets at end of period	$55,236	$938,721	$20,147,628	$4,652,649	$151,160,749
Beginning units	-	-	530,039	131,542	8,050,829
Units issued	5,054	87,428	12,537	3,513	854,153
Units redeemed	(93)	(2,681)	(73,384)	(22,455)	(1,923,038)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	4,961	84,747	469,192	112,600	6,981,944
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$-	$492,960	$108,774	$3,446,527
Mortality and expense risk and administrative charges	-	-	(318,500)	(78,208)	(2,556,111)
Net investment income (loss)	-	-	174,460	30,566	890,416
Net realized gain (loss)	-	-	588,122	6,714	(6,059,939)
Capital gain distribution from mutual funds	-	-	1,379,198	329,023	10,926,484
Change in unrealized appreciation (depreciation) of investments	-	-	(3,875,978)	(777,317)	(18,962,920)
Increase (decrease) in net assets from operations	-	-	(1,734,198)	(411,014)	(13,205,959)
From contract transactions:
Payments received from contract owners	-	-	76,795	6,594	658,150
Payments for contract benefits or terminations	-	-	(2,705,957)	(454,375)	(23,136,058)
Transfers between sub-accounts (including fixed account), net	-	-	(969,103)	(248,139)	(4,295,250)
Contract maintenance charges	-	-	(8,104)	(8,491)	(1,164,828)
Adjustments to net assets allocated to contracts in payout period	-	-	318	14	(3,531)
Increase (decrease) in net assets from contract transactions	-	-	(3,606,051)	(704,397)	(27,941,517)
Increase (decrease) in net assets	-	-	(5,340,249)	(1,115,411)	(41,147,476)
Net assets at beginning of period	-	-	23,652,055	5,498,633	182,914,559
Net assets at end of period	$-	$-	$18,311,806	$4,383,222	$141,767,083
Beginning units	-	-	630,704	151,544	9,501,089
Units issued	-	-	12,539	1,923	888,619
Units redeemed	-	-	(113,204)	(21,925)	(2,338,879)
Ending units	-	-	530,039	131,542	8,050,829

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA	SAST SA
	SAST SA	Fixed Income	Franklin Small	SAST SA	SAST SA
	Fixed Income	Intermediate	Company	Franklin U.S.	Global Index
	Index	Index	Value	Equity Smart	Allocation 60-
	Portfolio	Portfolio	Portfolio	Beta Portfolio	40 Portfolio
	Class 3	Class 3	Class 3	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$31,269	$22,875	$991,888	$368	$-
Mortality and expense risk and administrative charges	(180,331)	(162,408)	(2,208,575)	(77)	(2)
Net investment income (loss)	(149,062)	(139,533)	(1,216,687)	291	(2)
Net realized gain (loss)	127,482	75,039	592,830	9	1,333
Capital gain distribution from mutual funds	-	-	20,658,208	-	-
Change in unrealized appreciation (depreciation) of investments	832,513	561,423	11,039,824	1,522	(1,371)
Increase (decrease) in net assets from operations	810,933	496,929	31,074,175	1,822	(40)
From contract transactions:
Payments received from contract owners	8,478,909	5,842,007	1,789,994	102,723	-
Payments for contract benefits or terminations	(671,279)	(1,258,258)	(17,261,163)	-	(52,253)
Transfers between sub-accounts (including fixed account), net	5,396,250	3,759,417	(5,658,791)	9,654	-
Contract maintenance charges	(107,945)	(129,284)	(1,240,226)	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	126	-	-
Increase (decrease) in net assets from contract transactions	13,095,935	8,213,882	(22,370,060)	112,377	(52,253)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	13,906,868	8,710,811	8,704,115	114,199	(52,293)
Net assets at beginning of period	7,114,280	8,881,226	136,229,785	-	52,293
Net assets at end of period	$21,021,148	$17,592,037	$144,933,900	$114,199	$-
Beginning units	726,349	904,133	8,627,581	-	5,561
Units issued	1,653,692	1,093,511	364,150	10,568	-
Units redeemed	(381,988)	(285,771)	(1,605,031)	(19)	(5,561)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	1,998,053	1,711,873	7,386,700	10,549	-
For the Year Ended December 31, 2018
From operations:
Dividends	$171,397	$165,574	$1,108,040	$-	$105
Mortality and expense risk and administrative charges	(48,969)	(51,864)	(2,472,386)	-	(5)
Net investment income (loss)	122,428	113,710	(1,364,346)	-	100
Net realized gain (loss)	(25,002)	(9,214)	9,927,661	-	-
Capital gain distribution from mutual funds	-	-	21,125,273	-	-
Change in unrealized appreciation (depreciation) of investments	(77,970)	(28,741)	(51,448,654)	-	1,371
Increase (decrease) in net assets from operations	19,456	75,755	(21,760,066)	-	1,471
From contract transactions:
Payments received from contract owners	4,971,737	3,397,174	1,253,162	-	50,822
Payments for contract benefits or terminations	(256,867)	(152,334)	(20,992,103)	-	-
Transfers between sub-accounts (including fixed account), net	1,399,532	4,786,676	6,544,153	-	-
Contract maintenance charges	(25,904)	(33,098)	(1,161,841)	-	-
Adjustments to net assets allocated to contracts in payout period	-	-	561	-	-
Increase (decrease) in net assets from contract transactions	6,088,498	7,998,418	(14,356,068)	-	50,822
Increase (decrease) in net assets	6,107,954	8,074,173	(36,116,134)	-	52,293
Net assets at beginning of period	1,006,326	807,053	172,345,919	-	-
Net assets at end of period	$7,114,280	$8,881,226	$136,229,785	$-	$52,293
Beginning units	100,488	81,380	9,350,466	-	-
Units issued	826,109	906,232	929,575	-	5,561
Units redeemed	(200,248)	(83,479)	(1,652,460)	-	-
Ending units	726,349	904,133	8,627,581	-	5,561

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	Global Index	Global Index	Global Index	Global Index	Global Index
	Allocation 60-	Allocation 75-	Allocation 75-	Allocation 90-	Allocation 90-
	40 Portfolio	25 Portfolio	25 Portfolio	10 Portfolio	10 Portfolio
	Class 3	Class 1	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(275,771)	$(210)	$(304,726)	$(2,080)	$(1,167,493)
Net investment income (loss)	(275,771)	(210)	(304,726)	(2,080)	(1,167,493)
Net realized gain (loss)	36,872	105	(27,523)	110	(98,080)
Capital gain distribution from mutual funds	75,804	190	115,563	6,962	1,068,093
Change in unrealized appreciation (depreciation) of investments	3,146,903	5,355	4,062,823	70,425	16,759,720
Increase (decrease) in net assets from operations	2,983,808	5,440	3,846,137	75,417	16,562,240
From contract transactions:
Payments received from contract owners	14,445,706	-	13,064,721	713,000	56,533,256
Payments for contract benefits or terminations	(1,898,408)	-	(705,190)	(1,072)	(3,696,517)
Transfers between sub-accounts (including fixed account), net	4,510,762	45,179	971,181	(3,669)	4,944,481
Contract maintenance charges	(225,472)	(482)	(268,913)	(5,608)	(1,060,639)
Increase (decrease) in net assets from contract transactions	16,832,588	44,697	13,061,799	702,651	56,720,581

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	19,816,396	50,137	16,907,936	778,068	73,282,821
Net assets at beginning of period	11,800,590	7,546	14,673,510	15,929	55,235,714
Net assets at end of period	$31,616,986	$57,683	$31,581,446	$793,997	$128,518,535
Beginning units	1,263,733	819	1,603,092	1,766	6,171,131
Units issued	1,894,291	4,469	1,606,358	70,868	6,694,184
Units redeemed	(248,912)	(71)	(306,664)	(845)	(1,042,634)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	2,909,112	5,217	2,902,786	71,789	11,822,681
For the Year Ended December 31, 2018
From operations:
Dividends	$315,113	$-	$390,331	$488	$1,485,658
Mortality and expense risk and administrative charges	(53,543)	-	(60,623)	(95)	(269,609)
Net investment income (loss)	261,570	-	329,708	393	1,216,049
Net realized gain (loss)	(6,655)	-	(33,643)	(602)	(15,059)
Capital gain distribution from mutual funds	3,965	-	6,727	3	8,908
Change in unrealized appreciation (depreciation) of investments	(1,033,912)	34	(1,586,167)	(2,276)	(7,527,564)
Increase (decrease) in net assets from operations	(775,032)	34	(1,283,375)	(2,482)	(6,317,666)
From contract transactions:
Payments received from contract owners	11,999,467	-	14,152,519	15,000	54,948,427
Payments for contract benefits or terminations	(69,335)	-	(114,841)	(703)	(814,097)
Transfers between sub-accounts (including fixed account), net	677,352	7,512	1,960,186	4,285	7,603,470
Contract maintenance charges	(31,862)	-	(40,979)	(171)	(184,420)
Increase (decrease) in net assets from contract transactions	12,575,622	7,512	15,956,885	18,411	61,553,380
Increase (decrease) in net assets	11,800,590	7,546	14,673,510	15,929	55,235,714
Net assets at beginning of period	-	-	-	-	-
Net assets at end of period	$11,800,590	$7,546	$14,673,510	$15,929	$55,235,714
Beginning units	-	-	-	-	-
Units issued	1,302,733	819	1,711,746	4,100	6,432,290
Units redeemed	(39,000)	-	(108,654)	(2,334)	(261,159)
Ending units	1,263,733	819	1,603,092	1,766	6,171,131

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SAST SA	SAST SA
	SAST SA	SAST SA	SAST SA	Goldman	Goldman
	Goldman	Goldman	Goldman	Sachs Multi-	Sachs Multi-
	Sachs Global	Sachs Global	Sachs Global	Asset Insights	Asset Insights
	Bond Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio
	Class 1	Class 2	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$148	$316,306
Mortality and expense risk and administrative charges	(259,336)	(56,188)	(2,976,859)	(29)	(177,543)
Net investment income (loss)	(259,336)	(56,188)	(2,976,859)	119	138,763
Net realized gain (loss)	(319,030)	(38,957)	(1,358,080)	4	23,543
Capital gain distribution from mutual funds	-	-	-	27	65,030
Change in unrealized appreciation (depreciation) of investments	1,439,491	267,069	14,182,281	1,045	1,666,674
Increase (decrease) in net assets from operations	861,125	171,924	9,847,342	1,195	1,894,010
From contract transactions:
Payments received from contract owners	67,072	29,521	9,733,417	-	6,263,919
Payments for contract benefits or terminations	(2,111,030)	(644,172)	(22,359,329)	(534)	(583,978)
Transfers between sub-accounts (including fixed account), net	(138,210)	119,430	17,414,180	134	2,390,288
Contract maintenance charges	(7,222)	(6,752)	(1,971,733)	(82)	(158,572)
Adjustments to net assets allocated to contracts in payout period	1,430	186	155	-	-
Increase (decrease) in net assets from contract transactions	(2,187,960)	(501,787)	2,816,690	(482)	7,911,657

Increase in net assets from separate account merger	3,523,309	1,814,558	-	-	-
Increase (decrease) in net assets	2,196,474	1,484,695	12,664,032	713	9,805,667
Net assets at beginning of period	17,196,182	3,468,947	194,760,814	6,613	7,931,309
Net assets at end of period	$19,392,656	$4,953,642	$207,424,846	$7,326	$17,736,976
Beginning units	791,876	164,951	14,384,149	701	853,362
Units issued	38,129	17,628	2,667,592	13	912,640
Units redeemed	(135,472)	(40,711)	(2,380,211)	(59)	(138,910)
Units transferred in from separate account merger	153,915	81,412	-	-	-
Ending units	848,448	223,280	14,671,530	655	1,627,092
For the Year Ended December 31, 2018
From operations:
Dividends	$708,105	$140,577	$8,211,079	$88	$83,202
Mortality and expense risk and administrative charges	(287,189)	(62,056)	(3,322,884)	(35)	(61,214)
Net investment income (loss)	420,916	78,521	4,888,195	53	21,988
Net realized gain (loss)	(398,401)	(87,269)	(4,481,371)	30	(20,733)
Capital gain distribution from mutual funds	-	-	-	73	80,089
Change in unrealized appreciation (depreciation) of investments	(784,402)	(160,898)	(9,825,845)	(731)	(866,390)
Increase (decrease) in net assets from operations	(761,887)	(169,646)	(9,419,021)	(575)	(785,046)
From contract transactions:
Payments received from contract owners	64,401	4,942	10,389,174	7,500	7,243,703
Payments for contract benefits or terminations	(2,328,770)	(381,645)	(26,605,734)	(353)	(110,542)
Transfers between sub-accounts (including fixed account), net	(49,494)	(157,287)	(10,290,821)	129	946,639
Contract maintenance charges	(7,807)	(8,536)	(1,855,102)	(88)	(48,433)
Adjustments to net assets allocated to contracts in payout period	4,457	-	630	-	-
Increase (decrease) in net assets from contract transactions	(2,317,213)	(542,526)	(28,361,853)	7,188	8,031,367
Increase (decrease) in net assets	(3,079,100)	(712,172)	(37,780,874)	6,613	7,246,321
Net assets at beginning of period	20,275,282	4,181,119	232,541,688	-	684,988
Net assets at end of period	$17,196,182	$3,468,947	$194,760,814	$6,613	$7,931,309
Beginning units	894,435	190,433	16,333,967	-	66,524
Units issued	50,943	8,986	3,272,631	1,733	874,113
Units redeemed	(153,502)	(34,468)	(5,222,449)	(1,032)	(87,275)
Ending units	791,876	164,951	14,384,149	701	853,362

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	Index	Index	Index	Index	Index
	Allocation 60-	Allocation 60-	Allocation 80-	Allocation 80-	Allocation 90-
	40 Portfolio	40 Portfolio	20 Portfolio	20 Portfolio	10 Portfolio
	Class 1	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Mortality and expense risk and administrative charges	$(207)	$(1,088,893)	$(7,512)	$(2,108,440)	$(11,081)
Net investment income (loss)	(207)	(1,088,893)	(7,512)	(2,108,440)	(11,081)
Net realized gain (loss)	16	324,558	924	750,527	284
Capital gain distribution from mutual funds	281	747,841	14,144	1,629,055	24,753
Change in unrealized appreciation (depreciation) of investments	6,425	13,370,028	280,314	31,098,093	447,741
Increase (decrease) in net assets from operations	6,515	13,353,534	287,870	31,369,235	461,697
From contract transactions:
Payments received from contract owners	-	31,779,369	435,000	59,314,868	634,841
Payments for contract benefits or terminations	-	(4,123,361)	(12,231)	(8,018,659)	(7,351)
Transfers between sub-accounts (including fixed account), net	(393)	8,856,767	(1,148)	4,798,423	(10,783)
Contract maintenance charges	(508)	(895,477)	(19,814)	(1,839,983)	(25,008)
Adjustments to net assets allocated to contracts in payout period	-	-	-	(2,963)	-
Increase (decrease) in net assets from contract transactions	(901)	35,617,298	401,807	54,251,686	591,699

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	5,614	48,970,832	689,677	85,620,921	1,053,396
Net assets at beginning of period	34,164	61,387,538	1,029,125	121,890,431	1,622,924
Net assets at end of period	$39,778	$110,358,370	$1,718,802	$207,511,352	$2,676,320
Beginning units	3,248	5,946,132	97,002	11,725,309	152,518
Units issued	-	3,756,721	37,175	5,976,276	51,865
Units redeemed	(77)	(648,833)	(2,701)	(1,352,487)	(3,697)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	3,171	9,054,020	131,476	16,349,098	200,686
For the Year Ended December 31, 2018
From operations:
Dividends	$1,175	$1,827,880	$37,148	$3,740,908	$55,415
Mortality and expense risk and administrative charges	(201)	(605,310)	(2,065)	(1,239,345)	(6,247)
Net investment income (loss)	974	1,222,570	35,083	2,501,563	49,168
Net realized gain (loss)	7	130,926	345	246,531	364
Capital gain distribution from mutual funds	212	382,788	7,367	866,108	10,656
Change in unrealized appreciation (depreciation) of investments	(3,024)	(5,730,183)	(135,911)	(15,030,835)	(206,826)
Increase (decrease) in net assets from operations	(1,831)	(3,993,899)	(93,116)	(11,416,633)	(146,638)
From contract transactions:
Payments received from contract owners	-	35,842,103	1,135,203	66,430,700	1,639,056
Payments for contract benefits or terminations	-	(2,100,405)	(12,185)	(3,927,110)	-
Transfers between sub-accounts (including fixed account), net	(46)	7,959,023	4,188	11,755,357	3,097
Contract maintenance charges	(512)	(471,068)	(4,965)	(1,098,247)	(12,424)
Increase (decrease) in net assets from contract transactions	(558)	41,229,653	1,122,241	73,160,700	1,629,729
Increase (decrease) in net assets	(2,389)	37,235,754	1,029,125	61,744,067	1,483,091
Net assets at beginning of period	36,553	24,151,784	-	60,146,364	139,833
Net assets at end of period	$34,164	$61,387,538	$1,029,125	$121,890,431	$1,622,924
Beginning units	3,296	2,196,778	-	5,324,505	12,090
Units issued	24	4,112,841	98,530	7,031,692	145,720
Units redeemed	(72)	(363,487)	(1,528)	(630,888)	(5,292)
Ending units	3,248	5,946,132	97,002	11,725,309	152,518

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SAST SA	SAST SA
	SAST SA	SAST SA	SAST SA	Invesco	Invesco
	Index	International	International	Growth	Growth
	Allocation 90-	Index	Index	Opportunities	Opportunities
	10 Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$37	$2,578	$-	$-
Mortality and expense risk and administrative charges	(6,015,349)	(158)	(27,807)	(118,123)	(39,129)
Net investment income (loss)	(6,015,349)	(121)	(25,229)	(118,123)	(39,129)
Net realized gain (loss)	2,187,356	10	(39,880)	36,802	12,988
Capital gain distribution from mutual funds	5,223,490	-	-	993,762	330,239
Change in unrealized appreciation (depreciation) of investments	95,784,425	(2,186)	431,958	882,644	285,016
Increase (decrease) in net assets from operations	97,179,922	(2,297)	366,849	1,795,085	589,114
From contract transactions:
Payments received from contract owners	151,002,445	937,837	1,902,825	12,852	75,052
Payments for contract benefits or terminations	(18,454,662)	-	(92,045)	(630,233)	(306,164)
Transfers between sub-accounts (including fixed account), net	1,359,024	3,892	655,973	(267,260)	(181,553)
Contract maintenance charges	(5,614,794)	(239)	(3,464)	(5,628)	(4,434)
Adjustments to net assets allocated to contracts in payout period	-	-	-	416	304
Increase (decrease) in net assets from contract transactions	128,292,013	941,490	2,463,289	(889,853)	(416,795)

Increase in net assets from separate account merger	-	-	-	445,334	576,807
Increase (decrease) in net assets	225,471,935	939,193	2,830,138	1,350,566	749,126
Net assets at beginning of period	360,711,595	-	1,094,458	6,730,249	2,281,204
Net assets at end of period	$586,183,530	$939,193	$3,924,596	$8,080,815	$3,030,330
Beginning units	34,522,396	-	125,090	617,701	216,380
Units issued	14,992,443	91,555	348,046	29,613	12,965
Units redeemed	(4,251,311)	(53)	(97,092)	(95,954)	(46,377)
Units transferred in from separate account merger	-	-	-	32,814	43,501
Ending units	45,263,528	91,502	376,044	584,174	226,469
For the Year Ended December 31, 2018
From operations:
Dividends	$11,318,612	$-	$24,243	$-	$-
Mortality and expense risk and administrative charges	(3,659,622)	-	(10,098)	(122,657)	(43,310)
Net investment income (loss)	7,658,990	-	14,145	(122,657)	(43,310)
Net realized gain (loss)	725,484	-	(19,126)	118,384	49,028
Capital gain distribution from mutual funds	2,555,941	-	1,979	836,085	299,398
Change in unrealized appreciation (depreciation) of investments	(47,655,344)	-	(169,300)	(1,267,036)	(453,387)
Increase (decrease) in net assets from operations	(36,714,929)	-	(172,302)	(435,224)	(148,271)
From contract transactions:
Payments received from contract owners	214,088,663	-	1,074,416	(2,219)	641
Payments for contract benefits or terminations	(11,281,331)	-	(9,533)	(822,579)	(252,959)
Transfers between sub-accounts (including fixed account), net	28,908,920	-	65,959	351,495	73,020
Contract maintenance charges	(3,331,060)	-	(517)	(5,863)	(4,619)
Adjustments to net assets allocated to contracts in payout period	-	-	-	395	17
Increase (decrease) in net assets from contract transactions	228,385,192	-	1,130,325	(478,771)	(183,900)
Increase (decrease) in net assets	191,670,263	-	958,023	(913,995)	(332,171)
Net assets at beginning of period	169,041,332	-	136,435	7,644,244	2,613,375
Net assets at end of period	$360,711,595	$-	$1,094,458	$6,730,249	$2,281,204
Beginning units	14,744,972	-	13,191	658,025	232,088
Units issued	21,675,811	-	199,247	78,755	12,027
Units redeemed	(1,898,387)	-	(87,348)	(119,079)	(27,735)
Ending units	34,522,396	-	125,090	617,701	216,380

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA		SAST SA	SAST SA
	Invesco	Invesco VCP	SAST SA	Janus	Janus
	Growth	Equity-	Invesco VCP	Focused	Focused
	Opportunities	Income	Equity-Income	Growth	Growth
	Portfolio	Portfolio	Portfolio Class	Portfolio	Portfolio
	Class 3	Class 1	3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$3,707	$17,788,641	$2,811	$-
Mortality and expense risk and administrative charges	(1,834,263)	(607)	(16,939,713)	(174,355)	(139,920)
Net investment income (loss)	(1,834,263)	3,100	848,928	(171,544)	(139,920)
Net realized gain (loss)	1,966,964	5	7,855,096	471,857	898,075
Capital gain distribution from mutual funds	16,624,795	1,795	10,078,114	592,112	469,519
Change in unrealized appreciation (depreciation) of investments	11,836,692	7,531	153,904,344	2,388,377	1,334,002
Increase (decrease) in net assets from operations	28,594,188	12,431	172,686,482	3,280,802	2,561,676
From contract transactions:
Payments received from contract owners	2,434,424	197,500	53,988,997	161,189	74,506
Payments for contract benefits or terminations	(14,032,246)	-	(77,565,361)	(980,214)	(1,368,493)
Transfers between sub-accounts (including fixed account), net	(7,955,827)	2,435	6,736,202	(257,257)	(374,536)
Contract maintenance charges	(1,079,285)	(1,135)	(14,310,133)	(4,567)	(16,801)
Adjustments to net assets allocated to contracts in payout period	297	-	(46)	1,599	(757)
Increase (decrease) in net assets from contract transactions	(20,632,637)	198,800	(31,150,341)	(1,079,250)	(1,686,081)

Increase in net assets from separate account merger	-	-	-	1,770,482	-
Increase (decrease) in net assets	7,961,551	211,231	141,536,141	3,972,034	875,595
Net assets at beginning of period	110,610,502	16,959	1,135,065,130	9,881,710	8,055,511
Net assets at end of period	$118,572,053	$228,190	$1,276,601,271	$13,853,744	$8,931,106
Beginning units	7,673,370	1,750	96,209,892	440,267	371,093
Units issued	431,523	18,476	8,357,292	23,201	8,618
Units redeemed	(1,640,884)	(106)	(10,812,515)	(62,063)	(72,410)
Units transferred in from separate account merger	-	-	-	59,886	-
Ending units	6,464,009	20,120	93,754,669	461,291	307,301
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$576	$31,387,760	$-	$-
Mortality and expense risk and administrative charges	(2,038,686)	(60)	(17,479,258)	(178,814)	(148,545)
Net investment income (loss)	(2,038,686)	516	13,908,502	(178,814)	(148,545)
Net realized gain (loss)	5,143,707	(158)	13,528,825	1,137,569	702,034
Capital gain distribution from mutual funds	13,437,196	502	33,549,597	811,298	681,504
Change in unrealized appreciation (depreciation) of investments	(20,780,931)	(3,005)	(205,098,437)	(1,659,813)	(1,176,183)
Increase (decrease) in net assets from operations	(4,238,714)	(2,145)	(144,111,513)	110,240	58,810
From contract transactions:
Payments received from contract owners	1,222,923	18,750	85,675,674	58,324	7,771
Payments for contract benefits or terminations	(17,489,374)	-	(62,902,907)	(1,503,311)	(997,589)
Transfers between sub-accounts (including fixed account), net	(6,532,420)	453	3,095,599	(512,820)	(358,162)
Contract maintenance charges	(994,866)	(99)	(12,100,497)	(5,292)	(20,035)
Adjustments to net assets allocated to contracts in payout period	380	-	1,518	623	1,471
Increase (decrease) in net assets from contract transactions	(23,793,357)	19,104	13,769,387	(1,962,476)	(1,366,544)
Increase (decrease) in net assets	(28,032,071)	16,959	(130,342,126)	(1,852,236)	(1,307,734)
Net assets at beginning of period	138,642,573	-	1,265,407,256	11,733,946	9,363,245
Net assets at end of period	$110,610,502	$16,959	$1,135,065,130	$9,881,710	$8,055,511
Beginning units	9,032,810	-	95,069,578	521,692	429,263
Units issued	1,051,609	2,711	12,736,213	18,937	5,188
Units redeemed	(2,411,049)	(961)	(11,595,899)	(100,362)	(63,358)
Ending units	7,673,370	1,750	96,209,892	440,267	371,093

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	Janus	JPMorgan	JPMorgan	JPMorgan	JPMorgan
	Focused	Diversified	Diversified	Diversified	Emerging
	Growth	Balanced	Balanced	Balanced	Markets
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 2	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$828,724	$109,132	$2,804,731	$532,947
Mortality and expense risk and administrative charges	(1,399,104)	(587,862)	(101,586)	(1,902,073)	(275,175)
Net investment income (loss)	(1,399,104)	240,862	7,546	902,658	257,772
Net realized gain (loss)	3,830,313	1,053,840	148,676	(723,243)	595,743
Capital gain distribution from mutual funds	4,954,320	2,006,408	286,666	7,550,714	-
Change in unrealized appreciation (depreciation) of investments	19,019,592	2,898,611	621,289	13,402,996	2,338,306
Increase (decrease) in net assets from operations	26,405,121	6,199,721	1,064,177	21,133,125	3,191,821
From contract transactions:
Payments received from contract owners	6,010,785	434,682	84,969	13,918,007	136,358
Payments for contract benefits or terminations	(10,359,141)	(4,490,588)	(1,612,727)	(14,126,782)	(1,744,834)
Transfers between sub-accounts (including fixed account), net	(7,916,443)	573,317	(78,444)	3,019,450	(270,142)
Contract maintenance charges	(662,843)	(20,471)	(12,717)	(1,081,393)	(14,083)
Adjustments to net assets allocated to contracts in payout period	(179)	(7,465)	111	(5,179)	(3,308)
Increase (decrease) in net assets from contract transactions	(12,927,821)	(3,510,525)	(1,618,808)	1,724,103	(1,896,009)

Increase in net assets from separate account merger	458,196	9,114,761	4,816,028	-	-
Increase (decrease) in net assets	13,935,496	11,803,957	4,261,397	22,857,228	1,295,812
Net assets at beginning of period	82,938,277	36,219,428	6,271,020	123,595,292	17,399,983
Net assets at end of period	$96,873,773	$48,023,385	$10,532,417	$146,452,520	$18,695,795
Beginning units	4,079,713	1,418,413	252,488	7,060,639	971,631
Units issued	393,823	78,993	9,231	1,223,424	54,256
Units redeemed	(930,949)	(198,492)	(69,443)	(1,127,165)	(147,229)
Units transferred in from separate account merger	16,312	307,927	167,307	-	-
Ending units	3,558,899	1,606,841	359,583	7,156,898	878,658
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$615,921	$96,935	$1,803,023	$446,217
Mortality and expense risk and administrative charges	(1,499,122)	(629,752)	(117,024)	(1,822,905)	(334,956)
Net investment income (loss)	(1,499,122)	(13,831)	(20,089)	(19,882)	111,261
Net realized gain (loss)	6,428,590	1,399,226	360,675	527,165	1,126,062
Capital gain distribution from mutual funds	6,873,795	2,437,005	423,323	8,239,850	-
Change in unrealized appreciation (depreciation) of investments	(10,689,378)	(7,521,489)	(1,422,192)	(21,288,324)	(5,999,020)
Increase (decrease) in net assets from operations	1,113,885	(3,699,089)	(658,283)	(12,541,191)	(4,761,697)
From contract transactions:
Payments received from contract owners	1,178,390	1,112,903	11,518	25,473,577	68,468
Payments for contract benefits or terminations	(10,918,663)	(4,859,703)	(1,069,352)	(15,465,711)	(2,482,002)
Transfers between sub-accounts (including fixed account), net	(6,946,042)	760,427	170,265	7,481,302	(324,098)
Contract maintenance charges	(606,160)	(21,111)	(13,829)	(854,395)	(17,499)
Adjustments to net assets allocated to contracts in payout period	52	14,149	122	5,344	5,412
Increase (decrease) in net assets from contract transactions	(17,292,423)	(2,993,335)	(901,276)	16,640,117	(2,749,719)
Increase (decrease) in net assets	(16,178,538)	(6,692,424)	(1,559,559)	4,098,926	(7,511,416)
Net assets at beginning of period	99,116,815	42,911,852	7,830,579	119,496,366	24,911,399
Net assets at end of period	$82,938,277	$36,219,428	$6,271,020	$123,595,292	$17,399,983
Beginning units	4,844,465	1,516,772	285,880	6,121,123	1,104,487
Units issued	388,131	114,295	11,966	2,131,484	85,017
Units redeemed	(1,152,883)	(212,654)	(45,358)	(1,191,968)	(217,873)
Ending units	4,079,713	1,418,413	252,488	7,060,639	971,631

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	JPMorgan	JPMorgan	JPMorgan	JPMorgan	JPMorgan
	Emerging	Emerging	Equity-	Equity-	Equity-
	Markets	Markets	Income	Income	Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 2	Class 3	Class 1	Class 2	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$86,699	$2,788,353	$2,779,664	$182,738	$2,972,640
Mortality and expense risk and administrative charges	(48,824)	(1,549,098)	(1,686,197)	(127,883)	(1,889,266)
Net investment income (loss)	37,875	1,239,255	1,093,467	54,855	1,083,374
Net realized gain (loss)	73,719	1,370,709	7,038,781	611,762	5,034,147
Capital gain distribution from mutual funds	-	-	7,619,721	534,336	9,037,347
Change in unrealized appreciation (depreciation) of investments	432,127	15,113,433	9,102,776	612,035	12,912,502
Increase (decrease) in net assets from operations	543,721	17,723,397	24,854,745	1,812,988	28,067,370
From contract transactions:
Payments received from contract owners	41,575	2,747,514	890,218	11,994	10,163,314
Payments for contract benefits or terminations	(507,955)	(12,113,611)	(13,236,538)	(985,254)	(15,326,498)
Transfers between sub-accounts (including fixed account), net	(47,463)	(1,248,892)	(827,352)	(200,234)	(3,384,466)
Contract maintenance charges	(6,595)	(746,554)	(39,298)	(11,551)	(955,553)
Adjustments to net assets allocated to contracts in payout period	332	(1,383)	13,269	149	(9,418)
Increase (decrease) in net assets from contract transactions	(520,106)	(11,362,926)	(13,199,701)	(1,184,896)	(9,512,621)

Increase in net assets from separate account merger	-	-	11,264,179	2,414,613	-
Increase (decrease) in net assets	23,615	6,360,471	22,919,223	3,042,705	18,554,749
Net assets at beginning of period	3,018,765	97,478,253	102,760,897	7,447,510	116,686,445
Net assets at end of period	$3,042,380	$103,838,724	$125,680,120	$10,490,215	$135,241,194
Beginning units	174,821	7,481,053	1,841,880	136,711	5,403,489
Units issued	8,716	713,807	57,130	2,876	629,964
Units redeemed	(35,662)	(1,471,939)	(260,354)	(21,829)	(988,326)
Units transferred in from separate account merger	-	-	163,545	36,069	-
Ending units	147,875	6,722,921	1,802,201	153,827	5,045,127
For the Year Ended December 31, 2018
From operations:
Dividends	$70,169	$2,226,783	$2,390,448	$162,329	$2,395,165
Mortality and expense risk and administrative charges	(58,730)	(1,772,776)	(1,786,708)	(135,778)	(2,028,466)
Net investment income (loss)	11,439	454,007	603,740	26,551	366,699
Net realized gain (loss)	84,703	3,851,891	7,118,845	595,614	7,989,131
Capital gain distribution from mutual funds	-	-	7,006,829	514,455	8,002,551
Change in unrealized appreciation (depreciation) of investments	(908,758)	(29,428,819)	(21,171,089)	(1,615,606)	(23,747,515)
Increase (decrease) in net assets from operations	(812,616)	(25,122,921)	(6,441,675)	(478,986)	(7,389,134)
From contract transactions:
Payments received from contract owners	1,439	2,104,577	755,187	4,688	2,740,487
Payments for contract benefits or terminations	(384,956)	(14,525,184)	(12,539,111)	(1,001,520)	(16,895,811)
Transfers between sub-accounts (including fixed account), net	64,190	9,090,621	(2,689,708)	(54,712)	(1,840,085)
Contract maintenance charges	(8,119)	(724,913)	(44,523)	(12,448)	(875,618)
Adjustments to net assets allocated to contracts in payout period	68	3,221	33,239	1,661	2,066
Increase (decrease) in net assets from contract transactions	(327,378)	(4,051,678)	(14,484,916)	(1,062,331)	(16,868,961)
Increase (decrease) in net assets	(1,139,994)	(29,174,599)	(20,926,591)	(1,541,317)	(24,258,095)
Net assets at beginning of period	4,158,759	126,652,852	123,687,488	8,988,827	140,944,540
Net assets at end of period	$3,018,765	$97,478,253	$102,760,897	$7,447,510	$116,686,445
Beginning units	190,908	7,650,357	2,083,378	154,933	6,070,332
Units issued	13,180	1,531,382	27,597	2,483	396,983
Units redeemed	(29,267)	(1,700,686)	(269,095)	(20,705)	(1,063,826)
Ending units	174,821	7,481,053	1,841,880	136,711	5,403,489

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA
	JPMorgan	JPMorgan	JPMorgan	SAST SA	SAST SA
	Global	Global	Global	JPMorgan	JPMorgan
	Equities	Equities	Equities	MFS Core	MFS Core
	Portfolio	Portfolio	Portfolio	Bond Portfolio	Bond Portfolio
	Class 1	Class 2	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$799,612	$59,525	$555,918	$1,026,260	$131,590
Mortality and expense risk and administrative charges	(538,459)	(46,563)	(402,717)	(533,275)	(80,409)
Net investment income (loss)	261,153	12,962	153,201	492,985	51,181
Net realized gain (loss)	1,336,774	183,216	716,711	280,323	50,077
Capital gain distribution from mutual funds	2,802,344	226,829	2,198,046	-	-
Change in unrealized appreciation (depreciation) of investments	1,449,934	82,997	1,281,198	1,775,916	257,971
Increase (decrease) in net assets from operations	5,850,205	506,004	4,349,156	2,549,224	359,229
From contract transactions:
Payments received from contract owners	297,744	28,362	2,359,759	518,141	62,561
Payments for contract benefits or terminations	(3,360,759)	(517,964)	(3,295,034)	(4,098,149)	(841,272)
Transfers between sub-accounts (including fixed account), net	(393,766)	(147,372)	7,235	2,195,249	163,741
Contract maintenance charges	(12,109)	(5,698)	(168,288)	(11,360)	(11,932)
Adjustments to net assets allocated to contracts in payout period	(4,985)	249	(379)	(426)	(1,116)
Increase (decrease) in net assets from contract transactions	(3,473,875)	(642,423)	(1,096,707)	(1,396,545)	(628,018)

Increase in net assets from separate account merger	1,641,992	864,987	-	7,220,235	2,856,396
Increase (decrease) in net assets	4,018,322	728,568	3,252,449	8,372,914	2,587,607
Net assets at beginning of period	33,573,442	2,977,589	24,786,516	33,662,563	4,960,688
Net assets at end of period	$37,591,764	$3,706,157	$28,038,965	$42,035,477	$7,548,295
Beginning units	1,127,984	102,374	1,436,925	1,166,514	177,657
Units issued	21,032	1,981	248,737	129,737	23,174
Units redeemed	(125,309)	(21,953)	(275,446)	(166,468)	(44,771)
Units transferred in from separate account merger	47,669	25,773	-	231,970	94,453
Ending units	1,071,376	108,175	1,410,216	1,361,753	250,513
For the Year Ended December 31, 2018
From operations:
Dividends	$703,754	$56,636	$444,486	$849,245	$130,226
Mortality and expense risk and administrative charges	(616,485)	(55,204)	(460,637)	(544,877)	(90,677)
Net investment income (loss)	87,269	1,432	(16,151)	304,368	39,549
Net realized gain (loss)	2,176,677	206,867	2,081,060	149,046	(103,494)
Capital gain distribution from mutual funds	5,251,412	464,836	3,864,256	-	-
Change in unrealized appreciation (depreciation) of investments	(12,279,417)	(1,096,070)	(9,439,004)	(1,246,824)	(86,488)
Increase (decrease) in net assets from operations	(4,764,059)	(422,935)	(3,509,839)	(793,410)	(150,433)
From contract transactions:
Payments received from contract owners	217,330	159	819,261	455,697	887
Payments for contract benefits or terminations	(3,879,201)	(330,840)	(3,627,198)	(4,631,406)	(1,051,990)
Transfers between sub-accounts (including fixed account), net	9,710	(52,802)	435,680	986,377	(165,162)
Contract maintenance charges	(14,169)	(6,878)	(154,774)	(11,937)	(14,035)
Adjustments to net assets allocated to contracts in payout period	7,933	157	84	2,060	-
Increase (decrease) in net assets from contract transactions	(3,658,397)	(390,204)	(2,526,947)	(3,199,209)	(1,230,300)
Increase (decrease) in net assets	(8,422,456)	(813,139)	(6,036,786)	(3,992,619)	(1,380,733)
Net assets at beginning of period	41,995,898	3,790,728	30,823,302	37,655,182	6,341,421
Net assets at end of period	$33,573,442	$2,977,589	$24,786,516	$33,662,563	$4,960,688
Beginning units	1,235,550	114,017	1,565,465	1,278,053	221,946
Units issued	36,001	3,342	189,862	98,227	10,072
Units redeemed	(143,567)	(14,985)	(318,402)	(209,766)	(54,361)
Ending units	1,127,984	102,374	1,436,925	1,166,514	177,657

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA	SAST SA	SAST SA
	SAST SA	JPMorgan	JPMorgan	JPMorgan	SAST SA
	JPMorgan	Mid-Cap	Mid-Cap	Mid-Cap	Large Cap
	MFS Core	Growth	Growth	Growth	Growth Index
	Bond Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 2	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$16,651,767	$-	$-	$-	$15
Mortality and expense risk and administrative charges	(9,060,994)	(523,709)	(196,425)	(1,625,286)	(147)
Net investment income (loss)	7,590,773	(523,709)	(196,425)	(1,625,286)	(132)
Net realized gain (loss)	(141,637)	2,197,407	1,207,873	3,545,040	16
Capital gain distribution from mutual funds	-	2,886,357	1,065,849	9,688,093	13
Change in unrealized appreciation (depreciation) of investments	35,564,851	5,948,295	1,733,360	21,485,607	1,195
Increase (decrease) in net assets from operations	43,013,987	10,508,350	3,810,657	33,093,454	1,092
From contract transactions:
Payments received from contract owners	27,556,661	237,983	5,593	9,539,083	581,102
Payments for contract benefits or terminations	(71,137,840)	(3,100,136)	(1,408,309)	(13,787,787)	-
Transfers between sub-accounts (including fixed account), net	60,935,246	(865,062)	(537,239)	(9,433,975)	489
Contract maintenance charges	(6,080,582)	(12,513)	(24,830)	(575,436)	(263)
Adjustments to net assets allocated to contracts in payout period	(192)	(17,347)	(360)	(130)	-
Increase (decrease) in net assets from contract transactions	11,273,293	(3,757,075)	(1,965,145)	(14,258,245)	581,328

Increase in net assets from separate account merger	-	3,434,755	2,526,536	-	-
Increase (decrease) in net assets	54,287,280	10,186,030	4,372,048	18,835,209	582,420
Net assets at beginning of period	579,599,929	29,053,754	10,662,385	93,285,308	-
Net assets at end of period	$633,887,209	$39,239,784	$15,034,433	$112,120,517	$582,420
Beginning units	36,443,133	1,238,303	467,787	4,129,355	-
Units issued	7,225,848	34,633	9,137	573,785	46,530
Units redeemed	(6,286,549)	(159,992)	(77,791)	(1,098,748)	(64)
Units transferred in from separate account merger	-	107,194	81,082	-	-
Ending units	37,382,432	1,220,138	480,215	3,604,392	46,466
For the Year Ended December 31, 2018
From operations:
Dividends	$14,312,751	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(9,884,548)	(522,507)	(201,433)	(1,697,640)	-
Net investment income (loss)	4,428,203	(522,507)	(201,433)	(1,697,640)	-
Net realized gain (loss)	(6,517,191)	2,347,891	942,766	7,717,436	-
Capital gain distribution from mutual funds	-	3,982,660	1,519,239	13,123,735	-
Change in unrealized appreciation (depreciation) of investments	(13,461,674)	(7,686,445)	(2,928,919)	(24,654,437)	-
Increase (decrease) in net assets from operations	(15,550,662)	(1,878,401)	(668,347)	(5,510,906)	-
From contract transactions:
Payments received from contract owners	12,879,773	693,663	9,573	3,555,722	-
Payments for contract benefits or terminations	(83,011,339)	(3,807,195)	(1,199,785)	(13,877,822)	-
Transfers between sub-accounts (including fixed account), net	(32,921,681)	545,307	(287,168)	(3,068,672)	-
Contract maintenance charges	(5,552,225)	(13,562)	(25,962)	(507,586)	-
Adjustments to net assets allocated to contracts in payout period	805	1,752	827	(310)	-
Increase (decrease) in net assets from contract transactions	(108,604,667)	(2,580,035)	(1,502,515)	(13,898,668)	-
Increase (decrease) in net assets	(124,155,329)	(4,458,436)	(2,170,862)	(19,409,574)	-
Net assets at beginning of period	703,755,258	33,512,190	12,833,247	112,694,882	-
Net assets at end of period	$579,599,929	$29,053,754	$10,662,385	$93,285,308	$-
Beginning units	43,011,014	1,337,546	525,997	4,655,356	-
Units issued	4,059,231	96,063	7,921	543,014	-
Units redeemed	(10,627,112)	(195,306)	(66,131)	(1,069,015)	-
Ending units	36,443,133	1,238,303	467,787	4,129,355	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

					SAST SA
	SAST SA	SAST SA	SAST SA	SAST SA	Legg Mason
	Large Cap	Large Cap	Large Cap	Large Cap	BW Large
	Growth Index	Index	Value Index	Value Index	Cap Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$484	$2,509	$22	$913	$6,181,017
Mortality and expense risk and administrative charges	(26,678)	(198,525)	(148)	(32,845)	(4,562,902)
Net investment income (loss)	(26,194)	(196,016)	(126)	(31,932)	1,618,115
Net realized gain (loss)	13,348	76,915	270	69,421	(2,838,738)
Capital gain distribution from mutual funds	1,287	40,547	27	2,234	25,274,469
Change in unrealized appreciation (depreciation) of investments	465,389	3,378,775	5,012	576,601	39,495,962
Increase (decrease) in net assets from operations	453,830	3,300,221	5,183	616,324	63,549,808
From contract transactions:
Payments received from contract owners	3,808,269	4,993,134	404,735	2,759,007	1,540,168
Payments for contract benefits or terminations	(101,354)	(138,621)	-	(84,899)	(30,522,595)
Transfers between sub-accounts (including fixed account), net	732,680	758,032	(2,871)	854,175	(5,849,044)
Contract maintenance charges	(6,725)	(8,334)	(294)	(5,789)	(110,867)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	(7,499)
Increase (decrease) in net assets from contract transactions	4,432,870	5,604,211	401,570	3,522,494	(34,949,837)

Increase in net assets from separate account merger	-	-	-	-	23,449,539
Increase (decrease) in net assets	4,886,700	8,904,432	406,753	4,138,818	52,049,510
Net assets at beginning of period	268,780	9,708,834	-	494,134	279,867,530
Net assets at end of period	$5,155,480	$18,613,266	$406,753	$4,632,952	$331,917,040
Beginning units	28,048	989,431	-	53,221	4,500,717
Units issued	406,710	731,668	33,499	411,389	64,080
Units redeemed	(16,824)	(249,192)	(268)	(79,624)	(568,224)
Units transferred in from separate account merger	-	-	-	-	309,259
Ending units	417,934	1,471,907	33,231	384,986	4,305,832
For the Year Ended December 31, 2018
From operations:
Dividends	$1,585	$328,291	$-	$7,041	$5,419,199
Mortality and expense risk and administrative charges	(1,381)	(129,863)	-	(1,717)	(5,000,821)
Net investment income (loss)	204	198,428	-	5,324	418,378
Net realized gain (loss)	(231)	(264,595)	-	49	1,440,398
Capital gain distribution from mutual funds	672	329,558	-	839	26,185,277
Change in unrealized appreciation (depreciation) of investments	(28,766)	(1,264,976)	-	(49,209)	(59,035,218)
Increase (decrease) in net assets from operations	(28,121)	(1,001,585)	-	(42,997)	(30,991,165)
From contract transactions:
Payments received from contract owners	122,719	3,017,915	-	477,919	1,043,107
Payments for contract benefits or terminations	(1,982)	(74,495)	-	(333)	(35,311,490)
Transfers between sub-accounts (including fixed account), net	176,164	1,969,291	-	59,545	(14,925)
Contract maintenance charges	-	(633)	-	-	(117,988)
Adjustments to net assets allocated to contracts in payout period	-	-	-	-	27,830
Increase (decrease) in net assets from contract transactions	296,901	4,912,078	-	537,131	(34,373,466)
Increase (decrease) in net assets	268,780	3,910,493	-	494,134	(65,364,631)
Net assets at beginning of period	-	5,798,341	-	-	345,232,161
Net assets at end of period	$268,780	$9,708,834	$-	$494,134	$279,867,530
Beginning units	-	553,199	-	-	4,994,805
Units issued	28,562	779,966	-	57,774	188,181
Units redeemed	(514)	(343,734)	-	(4,553)	(682,269)
Ending units	28,048	989,431	-	53,221	4,500,717

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA
	Legg Mason	Legg Mason	SAST SA	SAST SA	SAST SA
	BW Large	BW Large	Legg Mason	Legg Mason	MFS Blue
	Cap Value	Cap Value	Tactical	Tactical	Chip Growth
	Portfolio	Portfolio	Opportunities	Opportunities	Portfolio
	Class 2	Class 3	Class 1	Class 3	Class 1
For the Year Ended December 31, 2019
From operations:
Dividends	$702,584	$6,497,654	$512	$535,107	$43,080
Mortality and expense risk and administrative charges	(584,126)	(5,559,206)	(162)	(396,163)	(110,688)
Net investment income (loss)	118,458	938,448	350	138,944	(67,608)
Net realized gain (loss)	(1,163,082)	(15,969,689)	35	30,452	441,561
Capital gain distribution from mutual funds	3,114,288	30,456,678	52	62,400	750,095
Change in unrealized appreciation (depreciation) of investments	5,840,010	60,129,328	4,667	4,207,649	779,776
Increase (decrease) in net assets from operations	7,909,674	75,554,765	5,104	4,439,445	1,903,824
From contract transactions:
Payments received from contract owners	40,422	4,977,949	-	13,980,340	86,488
Payments for contract benefits or terminations	(4,260,837)	(47,315,640)	(533)	(1,181,014)	(1,108,608)
Transfers between sub-accounts (including fixed account), net	(918,619)	(12,525,044)	645	2,561,756	(52,808)
Contract maintenance charges	(74,105)	(2,148,651)	(413)	(350,911)	(3,330)
Adjustments to net assets allocated to contracts in payout period	(4,763)	(1,403)	-	-	787
Increase (decrease) in net assets from contract transactions	(5,217,902)	(57,012,789)	(301)	15,010,171	(1,077,471)

Increase in net assets from separate account merger	7,490,861	-	-	-	621,862
Increase (decrease) in net assets	10,182,633	18,541,976	4,803	19,449,616	1,448,215
Net assets at beginning of period	34,755,204	343,641,816	28,446	20,557,995	6,575,065
Net assets at end of period	$44,937,837	$362,183,792	$33,249	$40,007,611	$8,023,280
Beginning units	574,400	11,611,118	2,943	2,154,110	542,748
Units issued	7,000	460,249	63	1,623,707	19,483
Units redeemed	(82,664)	(2,083,805)	(91)	(187,059)	(92,496)
Units transferred in from separate account merger	101,921	-	-	-	41,143
Ending units	600,657	9,987,562	2,915	3,590,758	510,878
For the Year Ended December 31, 2018
From operations:
Dividends	$613,402	$5,444,787	$471	$276,069	$30,936
Mortality and expense risk and administrative charges	(635,893)	(6,076,637)	(167)	(158,991)	(124,583)
Net investment income (loss)	(22,491)	(631,850)	304	117,078	(93,647)
Net realized gain (loss)	35,520	(3,571,106)	36	22,927	572,649
Capital gain distribution from mutual funds	3,279,116	31,211,292	54	33,544	574,605
Change in unrealized appreciation (depreciation) of investments	(7,223,796)	(65,059,553)	(2,283)	(1,662,979)	(1,504,735)
Increase (decrease) in net assets from operations	(3,931,651)	(38,051,217)	(1,889)	(1,489,430)	(451,128)
From contract transactions:
Payments received from contract owners	55,555	2,952,138	7,500	18,480,376	41,741
Payments for contract benefits or terminations	(4,472,300)	(53,657,214)	(356)	(212,758)	(869,808)
Transfers between sub-accounts (including fixed account), net	131,946	20,965,542	(234)	994,841	(297,631)
Contract maintenance charges	(81,239)	(2,023,359)	(426)	(127,495)	(4,028)
Adjustments to net assets allocated to contracts in payout period	5,975	2,538	-	-	1,593
Increase (decrease) in net assets from contract transactions	(4,360,063)	(31,760,355)	6,484	19,134,964	(1,128,133)
Increase (decrease) in net assets	(8,291,714)	(69,811,572)	4,595	17,645,534	(1,579,261)
Net assets at beginning of period	43,046,918	413,453,388	23,851	2,912,461	8,154,326
Net assets at end of period	$34,755,204	$343,641,816	$28,446	$20,557,995	$6,575,065
Beginning units	638,187	12,159,415	2,314	283,268	628,960
Units issued	26,454	1,700,891	1,747	2,008,022	27,596
Units redeemed	(90,241)	(2,249,188)	(1,118)	(137,180)	(113,808)
Ending units	574,400	11,611,118	2,943	2,154,110	542,748

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

			SAST SA	SAST SA	SAST SA
	SAST SA	SAST SA	MFS	MFS	MFS
	MFS Blue	MFS Blue	Massachusett	Massachusett	Massachusett
	Chip Growth	Chip Growth	s Investors	s Investors	s Investors
	Portfolio	Portfolio	Trust Portfolio	Trust Portfolio	Trust Portfolio
	Class 2	Class 3	Class 1	Class 2	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$9,612	$330,656	$408,376	$49,636	$1,393,813
Mortality and expense risk and administrative charges	(37,577)	(1,379,447)	(690,726)	(111,427)	(3,403,462)
Net investment income (loss)	(27,965)	(1,048,791)	(282,350)	(61,791)	(2,009,649)
Net realized gain (loss)	317,577	6,120,843	2,971,438	574,264	20,803,274
Capital gain distribution from mutual funds	233,034	9,754,516	5,122,531	761,258	24,853,299
Change in unrealized appreciation (depreciation) of investments	110,007	8,853,644	3,827,936	553,206	14,112,490
Increase (decrease) in net assets from operations	632,653	23,680,212	11,639,555	1,826,937	57,759,414
From contract transactions:
Payments received from contract owners	-	3,612,933	439,567	1,361	3,549,407
Payments for contract benefits or terminations	(505,820)	(10,029,703)	(4,930,688)	(882,093)	(26,912,953)
Transfers between sub-accounts (including fixed account), net	(76,805)	(5,030,363)	(619,389)	(325,453)	(17,354,258)
Contract maintenance charges	(4,565)	(664,025)	(17,570)	(15,117)	(1,937,116)
Adjustments to net assets allocated to contracts in payout period	-	(15)	(1,897)	87	(527)
Increase (decrease) in net assets from contract transactions	(587,190)	(12,111,173)	(5,129,977)	(1,221,215)	(42,655,447)

Increase in net assets from separate account merger	924,755	-	1,058,923	1,304,792	-
Increase (decrease) in net assets	970,218	11,569,039	7,568,501	1,910,514	15,103,967
Net assets at beginning of period	2,205,767	82,905,041	40,520,445	6,427,721	210,166,265
Net assets at end of period	$3,175,985	$94,474,080	$48,088,946	$8,338,235	$225,270,232
Beginning units	190,402	5,236,314	909,834	148,627	8,507,113
Units issued	4,511	304,132	32,902	727	296,170
Units redeemed	(47,030)	(983,474)	(117,008)	(24,532)	(1,746,218)
Units transferred in from separate account merger	62,869	-	18,891	23,846	-
Ending units	210,752	4,556,972	844,619	148,668	7,057,065
For the Year Ended December 31, 2018
From operations:
Dividends	$6,090	$133,120	$373,024	$46,950	$1,269,459
Mortality and expense risk and administrative charges	(42,640)	(1,480,263)	(727,472)	(122,487)	(3,769,443)
Net investment income (loss)	(36,550)	(1,347,143)	(354,448)	(75,537)	(2,499,984)
Net realized gain (loss)	309,365	9,538,343	3,427,380	821,443	21,510,343
Capital gain distribution from mutual funds	185,212	6,798,229	4,042,330	636,956	20,659,563
Change in unrealized appreciation (depreciation) of investments	(590,860)	(19,972,489)	(10,000,967)	(1,815,517)	(54,288,684)
Increase (decrease) in net assets from operations	(132,833)	(4,983,060)	(2,885,705)	(432,655)	(14,618,762)
From contract transactions:
Payments received from contract owners	-	2,354,141	211,093	12,057	1,289,781
Payments for contract benefits or terminations	(475,528)	(13,074,974)	(5,086,465)	(972,052)	(30,970,798)
Transfers between sub-accounts (including fixed account), net	27,373	(187,614)	(1,297,785)	(519,162)	(4,946,791)
Contract maintenance charges	(6,357)	(589,661)	(21,072)	(16,362)	(1,810,661)
Adjustments to net assets allocated to contracts in payout period	-	(533)	5,840	159	161
Increase (decrease) in net assets from contract transactions	(454,512)	(11,498,641)	(6,188,389)	(1,495,360)	(36,438,308)
Increase (decrease) in net assets	(587,345)	(16,481,701)	(9,074,094)	(1,928,015)	(51,057,070)
Net assets at beginning of period	2,793,112	99,386,742	49,594,539	8,355,736	261,223,335
Net assets at end of period	$2,205,767	$82,905,041	$40,520,445	$6,427,721	$210,166,265
Beginning units	224,398	5,856,762	1,037,465	179,689	9,771,722
Units issued	6,042	681,357	10,423	9,591	421,462
Units redeemed	(40,038)	(1,301,805)	(138,054)	(40,653)	(1,686,071)
Ending units	190,402	5,236,314	909,834	148,627	8,507,113

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA	SAST SA	SAST SA	SAST SA
	MFS Telecom	MFS Telecom	MFS Telecom	MFS Total	MFS Total
	Utility	Utility	Utility	Return	Return
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 1	Class 2	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$-	$2,160,464	$491,388
Mortality and expense risk and administrative charges	-	-	-	(1,431,714)	(369,051)
Net investment income (loss)	-	-	-	728,750	122,337
Net realized gain (loss)	-	-	-	2,792,360	947,570
Capital gain distribution from mutual funds	-	-	-	2,793,177	685,146
Change in unrealized appreciation (depreciation) of investments	-	-	-	9,501,367	2,161,484
Increase (decrease) in net assets from operations	-	-	-	15,815,654	3,916,537
From contract transactions:
Payments received from contract owners	-	-	-	1,139,849	9,667
Payments for contract benefits or terminations	-	-	-	(10,371,109)	(3,534,976)
Transfers between sub-accounts (including fixed account), net	-	-	-	(1,110,072)	(423,174)
Contract maintenance charges	-	-	-	(33,914)	(43,471)
Adjustments to net assets allocated to contracts in payout period	-	-	-	(4,542)	(891)
Increase (decrease) in net assets from contract transactions	-	-	-	(10,379,788)	(3,992,845)

Increase in net assets from separate account merger	-	-	-	13,111,395	-
Increase (decrease) in net assets	-	-	-	18,547,261	(76,308)
Net assets at beginning of period	-	-	-	87,756,849	23,067,850
Net assets at end of period	$-	$-	$-	$106,304,110	$22,991,542
Beginning units	-	-	-	2,137,865	572,961
Units issued	-	-	-	74,734	8,689
Units redeemed	-	-	-	(293,251)	(98,465)
Units transferred in from separate account merger	-	-	-	271,037	-
Ending units	-	-	-	2,190,385	483,185
For the Year Ended December 31, 2018
From operations:
Dividends	$472,936	$51,034	$860,785	$2,050,691	$497,412
Mortality and expense risk and administrative charges	(127,660)	(14,932)	(260,304)	(1,539,133)	(415,418)
Net investment income (loss)	345,276	36,102	600,481	511,558	81,994
Net realized gain (loss)	707,061	10,751	(1,626,138)	3,362,354	942,606
Capital gain distribution from mutual funds	1,279,898	146,204	2,580,060	5,445,608	1,437,019
Change in unrealized appreciation (depreciation) of investments	(2,091,967)	(169,194)	(1,072,974)	(16,391,255)	(4,371,201)
Increase (decrease) in net assets from operations	240,268	23,863	481,429	(7,071,735)	(1,909,582)
From contract transactions:
Payments received from contract owners	63,914	258	395,363	749,129	19,347
Payments for contract benefits or terminations	(1,016,023)	(142,607)	(2,142,450)	(12,043,157)	(2,955,309)
Transfers between sub-accounts (including fixed account), net	(10,491,230)	(1,107,255)	(21,044,454)	(1,635,721)	(870,246)
Contract maintenance charges	(4,814)	(1,509)	(90,428)	(35,555)	(49,697)
Adjustments to net assets allocated to contracts in payout period	1,020	-	112	4,312	1,936
Increase (decrease) in net assets from contract transactions	(11,447,133)	(1,251,113)	(22,881,857)	(12,960,992)	(3,853,969)
Increase (decrease) in net assets	(11,206,865)	(1,227,250)	(22,400,428)	(20,032,727)	(5,763,551)
Net assets at beginning of period	11,206,865	1,227,250	22,400,428	107,789,576	28,831,401
Net assets at end of period	$-	$-	$-	$87,756,849	$23,067,850
Beginning units	422,559	47,993	1,112,532	2,420,528	663,581
Units issued	11,777	2,657	89,959	59,563	6,462
Units redeemed	(434,336)	(50,650)	(1,202,491)	(342,226)	(97,082)
Ending units	-	-	-	2,137,865	572,961

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SAST SA	SAST SA
				Morgan	Morgan
	SAST SA			Stanley	Stanley
	MFS Total	SAST SA Mid	SAST SA Mid	International	International
	Return	Cap Index	Cap Index	Equities	Equities
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$3,627,536	$-	$-	$574,256	$182,438
Mortality and expense risk and administrative charges	(2,520,225)	(35)	(53,805)	(357,056)	(124,840)
Net investment income (loss)	1,107,311	(35)	(53,805)	217,200	57,598
Net realized gain (loss)	3,837,323	3	(18,380)	177,956	246,980
Capital gain distribution from mutual funds	5,227,415	23	11,727	868,094	296,144
Change in unrealized appreciation (depreciation) of investments	17,549,811	834	840,324	2,818,445	765,815
Increase (decrease) in net assets from operations	27,721,860	825	779,866	4,081,695	1,366,537
From contract transactions:
Payments received from contract owners	16,703,541	12,000	4,960,083	56,112	9,497
Payments for contract benefits or terminations	(21,012,601)	-	(81,217)	(2,137,419)	(847,468)
Transfers between sub-accounts (including fixed account), net	1,004,412	1,215	374,092	(432,901)	(131,105)
Contract maintenance charges	(897,997)	(83)	(11,051)	(10,146)	(22,123)
Adjustments to net assets allocated to contracts in payout period	(10,872)	-	(15)	4,431	134
Increase (decrease) in net assets from contract transactions	(4,213,517)	13,132	5,241,892	(2,519,923)	(991,065)

Increase in net assets from separate account merger	7,845,587	-	-	2,599,605	1,235,349
Increase (decrease) in net assets	31,353,930	13,957	6,021,758	4,161,377	1,610,821
Net assets at beginning of period	152,963,635	-	1,797,752	22,389,028	7,621,150
Net assets at end of period	$184,317,565	$13,957	$7,819,510	$26,550,405	$9,231,971
Beginning units	6,598,640	-	197,838	1,612,319	566,991
Units issued	1,424,447	1,264	565,508	65,289	12,828
Units redeemed	(1,282,453)	(9)	(67,585)	(230,747)	(80,175)
Units transferred in from separate account merger	169,647	-	-	162,306	79,232
Ending units	6,910,281	1,255	695,761	1,609,167	578,876
For the Year Ended December 31, 2018
From operations:
Dividends	$3,155,831	$-	$14,430	$325,716	$96,320
Mortality and expense risk and administrative charges	(2,620,928)	-	(13,449)	(415,124)	(144,694)
Net investment income (loss)	534,903	-	981	(89,408)	(48,374)
Net realized gain (loss)	4,969,925	-	(11,625)	436,194	346,344
Capital gain distribution from mutual funds	9,520,171	-	58,989	607,219	207,528
Change in unrealized appreciation (depreciation) of investments	(27,566,233)	-	(390,811)	(5,095,581)	(1,934,589)
Increase (decrease) in net assets from operations	(12,541,234)	-	(342,466)	(4,141,576)	(1,429,091)
From contract transactions:
Payments received from contract owners	12,733,160	-	1,857,703	86,562	26,105
Payments for contract benefits or terminations	(23,494,061)	-	(14,472)	(3,423,585)	(951,148)
Transfers between sub-accounts (including fixed account), net	(504,858)	-	121,357	(272,519)	(106,994)
Contract maintenance charges	(779,610)	-	(506)	(14,362)	(25,220)
Adjustments to net assets allocated to contracts in payout period	1,187	-	-	6,186	1,588
Increase (decrease) in net assets from contract transactions	(12,044,182)	-	1,964,082	(3,617,718)	(1,055,669)
Increase (decrease) in net assets	(24,585,416)	-	1,621,616	(7,759,294)	(2,484,760)
Net assets at beginning of period	177,549,051	-	176,136	30,148,322	10,105,910
Net assets at end of period	$152,963,635	$-	$1,797,752	$22,389,028	$7,621,150
Beginning units	6,814,323	-	16,855	1,839,686	635,865
Units issued	1,134,878	-	228,165	60,829	25,331
Units redeemed	(1,350,561)	-	(47,182)	(288,196)	(94,205)
Ending units	6,598,640	-	197,838	1,612,319	566,991

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA
	Morgan	SAST SA	SAST SA	SAST SA	SAST SA
	Stanley	Oppenheimer	Oppenheime	Oppenheimer	PIMCO VCP
	International	Main Street	r Main Street	Main Street	Tactical
	Equities	Large Cap	Large Cap	Large Cap	Balanced
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio Class
	Class 3	Class 1	Class 2	Class 3	3
For the Year Ended December 31, 2019
From operations:
Dividends	$2,294,753	$279,120	$29,206	$536,857	$-
Mortality and expense risk and administrative charges	(1,551,552)	(353,781)	(46,726)	(807,764)	(15,532,222)
Net investment income (loss)	743,201	(74,661)	(17,520)	(270,907)	(15,532,222)
Net realized gain (loss)	1,292,038	1,497,621	517,749	3,092,409	(5,244,234)
Capital gain distribution from mutual funds	3,873,290	2,470,459	298,798	5,964,674	6,349,365
Change in unrealized appreciation (depreciation) of investments	10,927,959	2,063,638	(4,216)	5,014,083	190,972,166
Increase (decrease) in net assets from operations	16,836,488	5,957,057	794,811	13,800,259	176,545,075
From contract transactions:
Payments received from contract owners	1,920,555	149,842	3,578	3,534,187	26,314,583
Payments for contract benefits or terminations	(12,124,481)	(2,215,724)	(547,708)	(5,940,513)	(73,219,919)
Transfers between sub-accounts (including fixed account), net	1,637,831	(489,791)	(291,693)	(2,437,993)	(5,418,978)
Contract maintenance charges	(584,532)	(10,132)	(5,652)	(293,740)	(13,002,686)
Adjustments to net assets allocated to contracts in payout period	(3,641)	(2,101)	37	(4,845)	(172)
Increase (decrease) in net assets from contract transactions	(9,154,268)	(2,567,906)	(841,438)	(5,142,904)	(65,327,172)

Increase in net assets from separate account merger	-	2,173,266	699,695	-	-
Increase (decrease) in net assets	7,682,220	5,562,417	653,068	8,657,355	111,217,903
Net assets at beginning of period	95,609,192	20,578,242	2,896,117	48,483,895	1,054,290,448
Net assets at end of period	$103,291,412	$26,140,659	$3,549,185	$57,141,250	$1,165,508,351
Beginning units	7,888,603	593,991	86,357	2,210,779	88,710,369
Units issued	572,317	10,477	158	223,313	4,808,451
Units redeemed	(1,209,156)	(73,328)	(21,542)	(387,036)	(9,844,416)
Units transferred in from separate account merger	-	49,740	16,479	-	-
Ending units	7,251,764	580,880	81,452	2,047,056	83,674,404
For the Year Ended December 31, 2018
From operations:
Dividends	$1,062,537	$263,114	$30,554	$468,293	$32,662,081
Mortality and expense risk and administrative charges	(1,749,026)	(372,804)	(53,448)	(850,059)	(16,111,593)
Net investment income (loss)	(686,489)	(109,690)	(22,894)	(381,766)	16,550,488
Net realized gain (loss)	2,713,401	1,939,725	367,093	3,365,550	8,908,116
Capital gain distribution from mutual funds	2,545,198	1,410,951	195,590	3,269,394	160,942,859
Change in unrealized appreciation (depreciation) of investments	(22,111,431)	(5,333,740)	(838,047)	(11,175,630)	(283,257,979)
Increase (decrease) in net assets from operations	(17,539,321)	(2,092,754)	(298,258)	(4,922,452)	(96,856,516)
From contract transactions:
Payments received from contract owners	947,148	193,953	13,945	634,951	45,477,088
Payments for contract benefits or terminations	(14,152,326)	(2,864,693)	(521,921)	(6,424,151)	(60,363,006)
Transfers between sub-accounts (including fixed account), net	3,730,340	(677,562)	37,086	444,091	3,071,406
Contract maintenance charges	(597,888)	(11,109)	(6,258)	(271,078)	(11,023,584)
Adjustments to net assets allocated to contracts in payout period	3,197	2,607	97	(1,763)	1,791
Increase (decrease) in net assets from contract transactions	(10,069,529)	(3,356,804)	(477,051)	(5,617,950)	(22,836,305)
Increase (decrease) in net assets	(27,608,850)	(5,449,558)	(775,309)	(10,540,402)	(119,692,821)
Net assets at beginning of period	123,218,042	26,027,800	3,671,426	59,024,297	1,173,983,269
Net assets at end of period	$95,609,192	$20,578,242	$2,896,117	$48,483,895	$1,054,290,448
Beginning units	8,553,906	681,584	99,114	2,416,386	90,455,794
Units issued	813,670	12,957	2,732	191,001	7,835,872
Units redeemed	(1,478,973)	(100,550)	(15,489)	(396,608)	(9,581,297)
Ending units	7,888,603	593,991	86,357	2,210,779	88,710,369

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

				SAST SA	SAST SA
				Putnam	Putnam
	SAST SA	SAST SA	SAST SA	International	International
	PineBridge	PineBridge	PineBridge	Growth and	Growth and
	High-Yield	High-Yield	High-Yield	Income	Income
	Bond Portfolio	Bond Portfolio	Bond Portfolio	Portfolio	Portfolio
	Class 1	Class 2	Class 3	Class 1	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$2,443,169	$428,904	$7,006,524	$527,373	$90,891
Mortality and expense risk and administrative charges	(508,712)	(98,884)	(1,495,966)	(328,473)	(61,974)
Net investment income (loss)	1,934,457	330,020	5,510,558	198,900	28,917
Net realized gain (loss)	(29,817)	(20,477)	(928,340)	(424,316)	31,317
Capital gain distribution from mutual funds	-	-	-	901,561	166,838
Change in unrealized appreciation (depreciation) of investments	2,180,251	456,069	6,993,444	3,001,578	441,939
Increase (decrease) in net assets from operations	4,084,891	765,612	11,575,662	3,677,723	669,011
From contract transactions:
Payments received from contract owners	141,361	140,062	2,512,011	168,094	2,916
Payments for contract benefits or terminations	(4,240,901)	(818,272)	(13,474,200)	(2,277,497)	(474,998)
Transfers between sub-accounts (including fixed account), net	2,054,194	(96,937)	6,277,880	(736,280)	26,825
Contract maintenance charges	(12,531)	(14,770)	(548,350)	(10,295)	(7,399)
Adjustments to net assets allocated to contracts in payout period	(2,110)	552	691	2,269	237
Increase (decrease) in net assets from contract transactions	(2,059,987)	(789,365)	(5,231,968)	(2,853,709)	(452,419)

Increase in net assets from separate account merger	4,638,773	1,876,375	-	1,353,359	693,581
Increase (decrease) in net assets	6,663,677	1,852,622	6,343,694	2,177,373	910,173
Net assets at beginning of period	30,708,725	5,917,414	90,796,360	20,886,374	3,697,007
Net assets at end of period	$37,372,402	$7,770,036	$97,140,054	$23,063,747	$4,607,180
Beginning units	987,009	197,249	4,867,974	1,424,717	258,723
Units issued	244,282	15,569	1,744,454	26,058	7,639
Units redeemed	(303,729)	(40,177)	(1,971,099)	(205,957)	(36,154)
Units transferred in from separate account merger	134,441	56,131	-	79,794	42,178
Ending units	1,062,003	228,772	4,641,329	1,324,612	272,386
For the Year Ended December 31, 2018
From operations:
Dividends	$2,371,828	$430,049	$6,748,402	$778,241	$125,803
Mortality and expense risk and administrative charges	(556,765)	(108,315)	(1,647,256)	(404,397)	(73,311)
Net investment income (loss)	1,815,063	321,734	5,101,146	373,844	52,492
Net realized gain (loss)	(217,612)	47,061	(874,011)	(238,976)	99,172
Change in unrealized appreciation (depreciation) of investments	(3,472,200)	(720,146)	(9,961,240)	(5,192,749)	(1,040,870)
Increase (decrease) in net assets from operations	(1,874,749)	(351,351)	(5,734,105)	(5,057,881)	(889,206)
From contract transactions:
Payments received from contract owners	236,100	1,753	2,472,512	76,109	8,319
Payments for contract benefits or terminations	(4,163,501)	(889,454)	(15,256,617)	(3,498,459)	(608,434)
Transfers between sub-accounts (including fixed account), net	(1,494,379)	(654,503)	(6,510,750)	(37,932)	34,738
Contract maintenance charges	(14,363)	(16,230)	(534,787)	(13,694)	(9,156)
Adjustments to net assets allocated to contracts in payout period	3,338	136	(110)	5,428	174
Increase (decrease) in net assets from contract transactions	(5,432,805)	(1,558,298)	(19,829,752)	(3,468,548)	(574,359)
Increase (decrease) in net assets	(7,307,554)	(1,909,649)	(25,563,857)	(8,526,429)	(1,463,565)
Net assets at beginning of period	38,016,279	7,827,063	116,360,217	29,412,803	5,160,572
Net assets at end of period	$30,708,725	$5,917,414	$90,796,360	$20,886,374	$3,697,007
Beginning units	1,156,588	246,858	5,860,995	1,625,391	292,252
Units issued	232,161	5,613	1,185,255	60,054	13,190
Units redeemed	(401,740)	(55,222)	(2,178,276)	(260,728)	(46,719)
Ending units	987,009	197,249	4,867,974	1,424,717	258,723

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA
	Putnam	SAST SA	SAST SA
	International	Schroders	Schroders	SAST SA	SAST SA
	Growth and	VCP Global	VCP Global	Small Cap	Small Cap
	Income	Allocation	Allocation	Index	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	Class 3	Class 1	Class 3	Class 1	Class 3
For the Year Ended December 31, 2019
From operations:
Dividends	$1,948,015	$2,548	$7,189,602	$-	$-
Mortality and expense risk and administrative charges	(1,407,397)	(630)	(7,053,337)	(53)	(48,629)
Net investment income (loss)	540,618	1,918	136,265	(53)	(48,629)
Net realized gain (loss)	1,388,135	304	1,521,149	20	(35,107)
Capital gain distribution from mutual funds	3,756,604	3,421	11,366,767	-	-
Change in unrealized appreciation (depreciation) of investments	9,088,384	12,737	69,319,417	4,453	843,482
Increase (decrease) in net assets from operations	14,773,741	18,380	82,343,598	4,420	759,746
From contract transactions:
Payments received from contract owners	620,123	86,500	20,425,401	37,430	3,756,269
Payments for contract benefits or terminations	(10,943,835)	-	(28,292,556)	-	(76,678)
Transfers between sub-accounts (including fixed account), net	(1,025,047)	2,128	2,162,722	1,127	740,848
Contract maintenance charges	(633,793)	(1,442)	(6,024,106)	(58)	(8,592)
Adjustments to net assets allocated to contracts in payout period	(3,781)	-	428	-	-
Increase (decrease) in net assets from contract transactions	(11,986,333)	87,186	(11,728,111)	38,499	4,411,847

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	2,787,408	105,566	70,615,487	42,919	5,171,593
Net assets at beginning of period	86,408,531	69,348	481,249,786	-	1,704,304
Net assets at end of period	$89,195,939	$174,914	$551,865,273	$42,919	$6,875,897
Beginning units	6,858,882	6,862	44,346,231	-	193,101
Units issued	293,525	7,948	3,715,519	3,976	516,841
Units redeemed	(1,139,964)	(256)	(4,725,311)	(28)	(76,304)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	6,012,443	14,554	43,336,439	3,948	633,638
For the Year Ended December 31, 2018
From operations:
Dividends	$2,787,840	$180	$10,734,065	$-	$9,528
Mortality and expense risk and administrative charges	(1,641,875)	(43)	(7,223,962)	-	(15,412)
Net investment income (loss)	1,145,965	137	3,510,103	-	(5,884)
Net realized gain (loss)	3,865,812	3,132	5,106,705	-	(32,246)
Capital gain distribution from mutual funds	-	-	39,720,086	-	72,501
Change in unrealized appreciation (depreciation) of investments	(25,084,314)	623	(103,604,280)	-	(433,170)
Increase (decrease) in net assets from operations	(20,072,537)	3,892	(55,267,386)	-	(398,799)
From contract transactions:
Payments received from contract owners	413,449	(97,250)	35,988,586	-	1,625,080
Payments for contract benefits or terminations	(14,473,132)	-	(24,154,545)	-	(20,799)
Transfers between sub-accounts (including fixed account), net	5,461,624	(2,489)	(2,993,819)	-	373,410
Contract maintenance charges	(690,795)	-	(5,207,357)	-	(506)
Adjustments to net assets allocated to contracts in payout period	3,510	-	-	-	-
Increase (decrease) in net assets from contract transactions	(9,285,344)	(99,739)	3,632,865	-	1,977,185
Increase (decrease) in net assets	(29,357,881)	(95,847)	(51,634,521)	-	1,578,386
Net assets at beginning of period	115,766,412	165,195	532,884,307	-	125,918
Net assets at end of period	$86,408,531	$69,348	$481,249,786	$-	$1,704,304
Beginning units	7,426,724	14,826	44,083,192	-	12,405
Units issued	813,104	6,863	5,940,288	-	275,343
Units redeemed	(1,380,946)	(14,827)	(5,677,249)	-	(94,647)
Ending units	6,858,882	6,862	44,346,231	-	193,101

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA T.	SAST SA T.
	Rowe Price	Rowe Price	SAST SA T.
	Asset	Asset	Rowe Price	SAST SA T.	SAST SA
	Allocation	Allocation	VCP	Rowe Price	Templeton
	Growth	Growth	Balanced	VCP Balanced	Foreign Value
	Portfolio	Portfolio	Portfolio	Portfolio Class	Portfolio
	Class 1	Class 3	Class 1	3	Class 2
For the Year Ended December 31, 2019
From operations:
Dividends	$1,883	$1,457,033	$1,150	$16,978,169	$9,108
Mortality and expense risk and administrative charges	(620)	(1,675,148)	(391)	(15,985,348)	(156,588)
Net investment income (loss)	1,263	(218,115)	759	992,821	(147,480)
Net realized gain (loss)	313	290,048	(76)	8,932,964	35,215
Capital gain distribution from mutual funds	1,219	1,158,090	2,319	39,538,197	-
Change in unrealized appreciation (depreciation) of investments	22,736	23,551,988	10,713	169,501,649	1,113,515
Increase (decrease) in net assets from operations	25,531	24,782,011	13,715	218,965,631	1,001,250
From contract transactions:
Payments received from contract owners	70,000	72,062,337	12,000	97,772,696	56,850
Payments for contract benefits or terminations	(536)	(4,833,492)	-	(64,492,287)	(1,124,633)
Transfers between sub-accounts (including fixed account), net	27,310	7,680,348	4,879	26,993,409	43,543
Contract maintenance charges	(1,343)	(1,478,470)	(754)	(13,549,227)	(28,665)
Adjustments to net assets allocated to contracts in payout period	-	-	-	418	624
Increase (decrease) in net assets from contract transactions	95,431	73,430,723	16,125	46,725,009	(1,052,281)

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	120,962	98,212,734	29,840	265,690,640	(51,031)
Net assets at beginning of period	70,374	83,563,828	59,261	1,040,229,342	10,260,925
Net assets at end of period	$191,336	$181,776,562	$89,101	$1,305,919,982	$10,209,894
Beginning units	7,267	8,728,063	5,537	91,427,715	578,168
Units issued	9,206	7,994,030	1,415	13,969,109	36,021
Units redeemed	(551)	(1,245,776)	(116)	(10,280,284)	(92,806)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	15,922	15,476,317	6,836	95,116,540	521,383
For the Year Ended December 31, 2018
From operations:
Dividends	$778	$622,094	$1,970	$27,299,038	$528,197
Mortality and expense risk and administrative charges	(236)	(546,786)	(229)	(14,167,439)	(189,969)
Net investment income (loss)	542	75,308	1,741	13,131,599	338,228
Net realized gain (loss)	145	(2,508)	(71)	7,904,107	307,227
Capital gain distribution from mutual funds	237	306,039	4,177	74,876,824	251,457
Change in unrealized appreciation (depreciation) of investments	(6,620)	(7,319,843)	(10,570)	(191,383,461)	(3,084,220)
Increase (decrease) in net assets from operations	(5,696)	(6,941,004)	(4,723)	(95,470,931)	(2,187,308)
From contract transactions:
Payments received from contract owners	70,000	78,167,244	40,000	140,110,181	36,964
Payments for contract benefits or terminations	(355)	(1,231,277)	-	(49,739,054)	(1,191,782)
Transfers between sub-accounts (including fixed account), net	6,982	8,615,085	24,433	116,510,072	184,668
Contract maintenance charges	(557)	(409,949)	(449)	(10,298,955)	(33,781)
Adjustments to net assets allocated to contracts in payout period	-	-	-	152	1,480
Increase (decrease) in net assets from contract transactions	76,070	85,141,103	63,984	196,582,396	(1,002,451)
Increase (decrease) in net assets	70,374	78,200,099	59,261	101,111,465	(3,189,759)
Net assets at beginning of period	-	5,363,729	-	939,117,877	13,450,684
Net assets at end of period	$70,374	$83,563,828	$59,261	$1,040,229,342	$10,260,925
Beginning units	-	521,341	-	75,659,289	624,363
Units issued	9,365	8,558,069	5,640	24,452,742	36,362
Units redeemed	(2,098)	(351,347)	(103)	(8,684,316)	(82,557)
Ending units	7,267	8,728,063	5,537	91,427,715	578,168

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA		SAST SA
	SAST SA	VCP	SAST SA VCP	VCP	SAST SA VCP
	Templeton	Dynamic	Dynamic	Dynamic	Dynamic
	Foreign Value	Allocation	Allocation	Strategy	Strategy
	Portfolio	Portfolio	Portfolio Class	Portfolio	Portfolio Class
	Class 3	Class 1	3	Class 1	3
For the Year Ended December 31, 2019
From operations:
Dividends	$267,581	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(4,957,672)	(1,135)	(121,367,162)	(1,134)	(76,725,382)
Net investment income (loss)	(4,690,091)	(1,135)	(121,367,162)	(1,134)	(76,725,382)
Net realized gain (loss)	2,093,441	(436)	96,537,434	(290)	41,185,099
Capital gain distribution from mutual funds	-	8,165	324,568,349	6,913	174,600,452
Change in unrealized appreciation (depreciation) of investments	34,081,390	30,616	1,144,409,636	29,843	733,711,376
Increase (decrease) in net assets from operations	31,484,740	37,210	1,444,148,257	35,332	872,771,545
From contract transactions:
Payments received from contract owners	1,654,368	-	84,931,025	-	46,837,834
Payments for contract benefits or terminations	(38,072,933)	-	(739,591,068)	-	(437,835,482)
Transfers between sub-accounts (including fixed account), net	15,036,300	(937)	(87,652,758)	938	(45,800,157)
Contract maintenance charges	(2,698,129)	(2,495)	(103,343,462)	(2,491)	(65,998,989)
Adjustments to net assets allocated to contracts in payout period	(2,266)	-	(52,847)	-	(46,031)
Increase (decrease) in net assets from contract transactions	(24,082,660)	(3,432)	(845,709,110)	(1,553)	(502,842,825)

Increase in net assets from separate account merger	5,137,259	-	-	-	-
Increase (decrease) in net assets	12,539,339	33,778	598,439,147	33,779	369,928,720
Net assets at beginning of period	317,735,460	185,778	8,026,805,557	185,780	5,106,622,977
Net assets at end of period	$330,274,799	$219,556	$8,625,244,704	$219,559	$5,476,551,697
Beginning units	25,411,192	17,131	613,923,310	17,381	398,620,387
Units issued	2,378,187	6	20,500,345	84	13,273,987
Units redeemed	(4,256,022)	(286)	(78,918,536)	(214)	(48,987,048)
Units transferred in from separate account merger	275,279	-	-	-	-
Ending units	23,808,636	16,851	555,505,119	17,251	362,907,326
For the Year Ended December 31, 2018
From operations:
Dividends	$15,606,348	$8,824	$322,365,922	$9,160	$213,769,283
Mortality and expense risk and administrative charges	(5,741,465)	(874)	(130,216,905)	(867)	(82,590,474)
Net investment income (loss)	9,864,883	7,950	192,149,017	8,293	131,178,809
Net realized gain (loss)	10,201,924	132	212,182,832	(73)	104,102,870
Capital gain distribution from mutual funds	7,757,908	22,146	970,003,623	17,949	499,427,165
Change in unrealized appreciation (depreciation) of investments	(95,190,145)	(45,353)	(2,093,520,963)	(41,366)	(1,214,425,588)
Increase (decrease) in net assets from operations	(67,365,430)	(15,125)	(719,185,491)	(15,197)	(479,716,744)
From contract transactions:
Payments received from contract owners	1,645,938	169,256	120,186,621	169,256	82,663,059
Payments for contract benefits or terminations	(46,062,541)	-	(638,389,062)	-	(407,184,717)
Transfers between sub-accounts (including fixed account), net	26,289,927	(2)	(63,095,872)	50	(46,223,529)
Contract maintenance charges	(2,537,688)	(1,805)	(89,507,797)	(1,784)	(57,329,628)
Adjustments to net assets allocated to contracts in payout period	3,375	-	54,876	-	135,409
Increase (decrease) in net assets from contract transactions	(20,660,989)	167,449	(670,751,234)	167,522	(427,939,406)
Increase (decrease) in net assets	(88,026,419)	152,324	(1,389,936,725)	152,325	(907,656,150)
Net assets at beginning of period	405,761,879	33,454	9,416,742,282	33,455	6,014,279,127
Net assets at end of period	$317,735,460	$185,778	$8,026,805,557	$185,780	$5,106,622,977
Beginning units	26,653,126	2,865	661,860,534	2,896	429,754,292
Units issued	2,670,465	14,890	29,959,171	14,665	18,923,082
Units redeemed	(3,912,399)	(624)	(77,896,395)	(180)	(50,056,987)
Ending units	25,411,192	17,131	613,923,310	17,381	398,620,387

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

		SAST SA	SAST SA	SAST SA	SAST SA
	SAST SA	WellsCap	WellsCap	WellsCap	WellsCap
	VCP Index	Aggressive	Aggressive	Aggressive	Fundamental
	Allocation	Growth	Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio Class	Portfolio	Portfolio Class
	Class 3	Class 1	2	Class 3	1
For the Year Ended December 31, 2019
From operations:
Dividends	$193,204	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(3,268,142)	(388,562)	(47,764)	(376,250)	-
Net investment income (loss)	(3,074,938)	(388,562)	(47,764)	(376,250)	-
Net realized gain (loss)	176,720	1,569,632	275,977	1,957,180	-
Capital gain distribution from mutual funds	1,869,383	1,525,668	188,788	1,771,745	-
Change in unrealized appreciation (depreciation) of investments	47,920,681	4,801,620	482,122	4,079,301	-
Increase (decrease) in net assets from operations	46,891,846	7,508,358	899,123	7,431,976	-
From contract transactions:
Payments received from contract owners	63,170,655	113,631	3,188	6,200,775	-
Payments for contract benefits or terminations	(9,302,052)	(2,023,329)	(301,431)	(2,544,278)	-
Transfers between sub-accounts (including fixed account), net	53,341,177	(389,690)	(137,782)	(1,566,661)	-
Contract maintenance charges	(2,913,613)	(14,366)	(5,881)	(150,100)	-
Adjustments to net assets allocated to contracts in payout period	144	(6,283)	-	72	-
Increase (decrease) in net assets from contract transactions	104,296,311	(2,320,037)	(441,906)	1,939,808	-

Increase in net assets from separate account merger	-	3,365,147	171,117	-	-
Increase (decrease) in net assets	151,188,157	8,553,468	628,334	9,371,784	-
Net assets at beginning of period	175,476,252	20,601,768	2,485,307	20,503,098	-
Net assets at end of period	$326,664,409	$29,155,236	$3,113,641	$29,874,882	$-
Beginning units	18,479,638	836,002	104,285	1,184,264	-
Units issued	12,251,714	24,845	625	453,943	-
Units redeemed	(2,401,826)	(98,007)	(14,684)	(358,444)	-
Units transferred in from separate account merger	-	99,566	5,213	-	-
Ending units	28,329,526	862,406	95,439	1,279,763	-
For the Year Ended December 31, 2018
From operations:
Dividends	$4,591,530	$-	$-	$-	$-
Mortality and expense risk and administrative charges	(1,014,017)	(378,019)	(47,163)	(369,702)	(521,428)
Net investment income (loss)	3,577,513	(378,019)	(47,163)	(369,702)	(521,428)
Net realized gain (loss)	(28,114)	1,537,112	227,547	2,238,637	(6,793,966)
Capital gain distribution from mutual funds	439,674	3,334,052	405,383	3,298,430	21,533,807
Change in unrealized appreciation (depreciation) of investments	(23,781,460)	(6,188,070)	(787,687)	(6,740,903)	(9,485,848)
Increase (decrease) in net assets from operations	(19,792,387)	(1,694,925)	(201,920)	(1,573,538)	4,732,565
From contract transactions:
Payments received from contract owners	68,754,142	273,296	6,245	608,679	116,203
Payments for contract benefits or terminations	(2,623,839)	(2,353,105)	(192,179)	(3,324,116)	(3,122,892)
Transfers between sub-accounts (including fixed account), net	120,054,136	(10,283)	(113,535)	(406,342)	(41,898,138)
Contract maintenance charges	(775,321)	(15,705)	(6,807)	(129,973)	(19,560)
Adjustments to net assets allocated to contracts in payout period	-	7,703	-	(173)	99
Increase (decrease) in net assets from contract transactions	185,409,118	(2,098,094)	(306,276)	(3,251,925)	(44,924,288)
Increase (decrease) in net assets	165,616,731	(3,793,019)	(508,196)	(4,825,463)	(40,191,723)
Net assets at beginning of period	9,859,521	24,394,787	2,993,503	25,328,561	40,191,723
Net assets at end of period	$175,476,252	$20,601,768	$2,485,307	$20,503,098	$-
Beginning units	948,845	908,624	115,170	1,335,480	1,099,281
Units issued	18,277,963	32,773	2,019	175,208	32,515
Units redeemed	(747,170)	(105,395)	(12,904)	(326,424)	(1,131,796)
Ending units	18,479,638	836,002	104,285	1,184,264	-

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	SAST SA	SAST SA		VALIC
	WellsCap	WellsCap	VALIC	Company I
	Fundamental	Fundamental	Company I	International	VALIC
	Growth	Growth	International	Socially	Company I
	Portfolio	Portfolio	Equities Index	Responsible	Mid Cap
	Class 2	Class 3	Fund	Fund	Index Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$-	$-	$160,569	$17,862	$54,304
Mortality and expense risk and administrative charges	-	-	(56,050)	(11,908)	(48,265)
Net investment income (loss)	-	-	104,519	5,954	6,039
Net realized gain (loss)	-	-	16,766	2,654	(5,709)
Capital gain distribution from mutual funds	-	-	-	-	378,074
Change in unrealized appreciation (depreciation) of investments	-	-	746,263	209,891	482,772
Increase (decrease) in net assets from operations	-	-	867,548	218,499	861,176
From contract transactions:
Payments received from contract owners	-	-	77,721	-	71,618
Payments for contract benefits or terminations	-	-	(53,677)	(1,408)	(50,821)
Transfers between sub-accounts (including fixed account), net	-	-	82,086	9,646	(1,757)
Contract maintenance charges	-	-	(211)	(4)	(219)
Increase (decrease) in net assets from contract transactions	-	-	105,919	8,234	18,821

Increase in net assets from separate account merger	-	-	-	-	-
Increase (decrease) in net assets	-	-	973,467	226,733	879,997
Net assets at beginning of period	-	-	4,353,291	885,948	3,557,636
Net assets at end of period	$-	$-	$5,326,758	$1,112,681	$4,437,633
Beginning units	-	-	443,827	76,339	296,952
Units issued	-	-	26,007	840	16,756
Units redeemed	-	-	(16,695)	(174)	(15,247)
Units transferred in from separate account merger	-	-	-	-	-
Ending units	-	-	453,139	77,005	298,461
For the Year Ended December 31, 2018
From operations:
Dividends	$-	$-	$91,393	$16,131	$40,502
Mortality and expense risk and administrative charges	(33,381)	(752,969)	(55,525)	(11,557)	(46,497)
Net investment income (loss)	(33,381)	(752,969)	35,868	4,574	(5,995)
Net realized gain (loss)	(407,192)	(8,481,256)	31,361	2,141	8,354
Capital gain distribution from mutual funds	1,375,486	29,917,754	-	-	239,259
Change in unrealized appreciation (depreciation) of investments	(659,358)	(14,103,525)	(804,288)	(99,897)	(738,542)
Increase (decrease) in net assets from operations	275,555	6,580,004	(737,059)	(93,182)	(496,924)
From contract transactions:
Payments received from contract owners	6,171	592,557	320,296	-	217,842
Payments for contract benefits or terminations	(102,862)	(6,833,925)	(53,557)	(1,504)	(64,960)
Transfers between sub-accounts (including fixed account), net	(2,571,549)	(59,537,861)	96,445	823	121,624
Contract maintenance charges	(2,007)	(317,669)	(179)	(4)	(174)
Adjustments to net assets allocated to contracts in payout period	-	(109)	-	-	-
Increase (decrease) in net assets from contract transactions	(2,670,247)	(66,097,007)	363,005	(685)	274,332
Increase (decrease) in net assets	(2,394,692)	(59,517,003)	(374,054)	(93,867)	(222,592)
Net assets at beginning of period	2,394,692	59,517,003	4,727,345	979,815	3,780,228
Net assets at end of period	$-	$-	$4,353,291	$885,948	$3,557,636
Beginning units	67,911	1,980,283	410,941	76,390	275,964
Units issued	1,507	199,348	61,819	382	38,497
Units redeemed	(69,418)	(2,179,631)	(28,933)	(433)	(17,509)
Ending units	-	-	443,827	76,339	296,952

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

	VALIC	VALIC	VALIC
	Company I	Company I	Company I
	Nasdaq-100	Small Cap	Stock Index
	Index Fund	Index Fund	Fund
For the Year Ended December 31, 2019
From operations:
Dividends	$11,601	$36,218	$172,801
Mortality and expense risk and administrative charges	(36,449)	(40,057)	(137,009)
Net investment income (loss)	(24,848)	(3,839)	35,792
Net realized gain (loss)	100,298	3,690	138,815
Capital gain distribution from mutual funds	40,744	269,540	248,737
Change in unrealized appreciation (depreciation) of investments	822,405	417,353	2,572,064
Increase (decrease) in net assets from operations	938,599	686,744	2,995,408
From contract transactions:
Payments received from contract owners	78,792	68,676	283,259
Payments for contract benefits or terminations	(31,050)	(35,231)	(124,392)
Transfers between sub-accounts (including fixed account), net	3,419	(131,488)	(33,799)
Contract maintenance charges	(252)	(200)	(593)
Increase (decrease) in net assets from contract transactions	50,909	(98,243)	124,475

Increase in net assets from separate account merger	-	-	-
Increase (decrease) in net assets	989,508	588,501	3,119,883
Net assets at beginning of period	2,507,370	2,968,420	10,022,502
Net assets at end of period	$3,496,878	$3,556,921	$13,142,385
Beginning units	167,014	251,376	776,807
Units issued	19,209	10,422	62,630
Units redeemed	(16,240)	(17,828)	(52,350)
Units transferred in from separate account merger	-	-	-
Ending units	169,983	243,970	787,087
For the Year Ended December 31, 2018
From operations:
Dividends	$13,425	$30,609	$189,686
Mortality and expense risk and administrative charges	(33,579)	(40,462)	(139,921)
Net investment income (loss)	(20,154)	(9,853)	49,765
Net realized gain (loss)	120,250	38,847	166,676
Capital gain distribution from mutual funds	116,678	173,252	415,228
Change in unrealized appreciation (depreciation) of investments	(268,055)	(620,562)	(1,283,303)
Increase (decrease) in net assets from operations	(51,281)	(418,316)	(651,634)
From contract transactions:
Payments received from contract owners	310,920	262,787	480,584
Payments for contract benefits or terminations	(17,907)	(85,851)	(212,260)
Transfers between sub-accounts (including fixed account), net	(206,440)	54,686	(875,311)
Contract maintenance charges	(231)	(214)	(554)
Increase (decrease) in net assets from contract transactions	86,342	231,408	(607,541)
Increase (decrease) in net assets	35,061	(186,908)	(1,259,175)
Net assets at beginning of period	2,472,309	3,155,328	11,281,677
Net assets at end of period	$2,507,370	$2,968,420	$10,022,502
Beginning units	161,740	234,208	822,663
Units issued	32,363	41,857	128,235
Units redeemed	(27,089)	(24,689)	(174,091)
Ending units	167,014	251,376	776,807

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1.Organization

Variable Separate Account (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

On November 29, 2019, Variable Annuity Account One ("AGL VAA1"), Variable Annuity Account Two ("AGL VAA2") and Variable Annuity Account Four ("AGL VAA4") of the Company merged into the Separate Account. Additional information can be found in Note 8.

The Separate Account includes the following variable annuity products:

American Pathway II	Polaris Choice IV
Anchor Advisor	Polaris II
ICAP II	Polaris II Platinum Series
Polaris	Polaris Platinum
Polaris Advantage	Polaris Platinum II
Polaris Advantage II	Polaris Platinum III
Polaris Advisor	Polaris Preferred Solution
Polaris Advisor III	Polaris Protector
Polaris Advisory	Polaris Retirement Protector
Polaris Advisory Income	Polaris Select Investor
Polaris America	Vista
Polaris Choice	WM Diversified Strategies
Polaris Choice II	WM Diversified Strategies III
Polaris Choice III

The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of these contracts.

Principal Funds Distributor, Inc. distributes WM Diversified Strategies and WM Diversified Strategies III contracts. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub- account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as an open-ended management investment company. The names in bold in the table below are the diversified, open- ended management investment companies and the names below them are the names of the sub- accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2019 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

American Funds Insurance Series (American Funds IS)
American Funds IS Asset Allocation Fund Class 2	American Funds IS Growth-Income Fund Class 2
American Funds IS Asset Allocation Fund Class 3	American Funds IS Growth-Income Fund Class 3
American Funds IS Capital Income Builder Class 4	American Funds IS High-Income Bond Fund Class 3
American Funds IS Global Growth Fund Class 2	American Funds IS International Fund Class 3
American Funds IS Growth Fund Class 2	American Funds IS Ultra-Short Bond Fund Class 3
American Funds IS Growth Fund Class 3	American Funds IS US Government/AAA-Rated Securities Fund Class 3
Anchor Series Trust (AST)(a)
AST SA BlackRock Multi-Asset Income Portfolio Class 1	AST SA Wellington Government and Quality Bond Portfolio Class 3
AST SA BlackRock Multi-Asset Income Portfolio Class 3	AST SA Wellington Growth Portfolio Class 1(c)
AST SA PGI Asset Allocation Portfolio Class 1	AST SA Wellington Growth Portfolio Class 2(c)
AST SA PGI Asset Allocation Portfolio Class 2	AST SA Wellington Growth Portfolio Class 3(c)

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Anchor Series Trust (AST)(a)
AST SA PGI Asset Allocation Portfolio Class 3	AST SA Wellington Natural Resources Portfolio Class 1(d)
AST SA Wellington Capital Appreciation Portfolio Class 1	AST SA Wellington Natural Resources Portfolio Class 2(d)
AST SA Wellington Capital Appreciation Portfolio Class 2	AST SA Wellington Natural Resources Portfolio Class 3(d)
AST SA Wellington Capital Appreciation Portfolio Class 3	AST SA Wellington Strategic Multi-Asset Portfolio Class 1
AST SA Wellington Government and Quality Bond Portfolio Class 1	AST SA Wellington Strategic Multi-Asset Portfolio Class 3
AST SA Wellington Government and Quality Bond Portfolio Class 2
BlackRock Variable Series Funds, Inc. (BlackRock)
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III(b)	BlackRock iShares Dynamic Fixed Income VI Fund Class III(g)
BlackRock Global Allocation V.I. Fund Class III	BlackRock iShares Equity Appreciation VI Fund Class 3(g)
BlackRock iShares Alternative Strategies VI Fund Class III(f)
Columbia Funds VIT Variable Series Trust (Columbia VP)
Columbia VP Asset Allocation Fund Class 1	Columbia VP Limited Duration Credit Fund Class 2
Columbia VP Dividend Opportunity Fund Class 1	Columbia VP Loomis Sayles Growth Fund Class 1
Columbia VP Emerging Markets Bond Fund Class 2	Columbia VP Mid Cap Growth Opportunity Fund Class 1
Columbia VP Income Opportunities Fund Class 1	Columbia VP Overseas Core Fund Class 2
Columbia VP Large Cap Growth Fund Class 1	Columbia VP Small Company Growth Fund Class 1
Franklin Templeton Variable Insurance Products Trust (FTVIP)
FTVIP Franklin Allocation VIP Fund Class 1(e)(o)	FTVIP Franklin Income VIP Fund Class 2
FTVIP Franklin Allocation VIP Fund Class 2(o)	FTVIP Franklin Strategic Income VIP Fund Class 2
FTVIP Franklin Income VIP Fund Class 1(t)
Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT)
Goldman Sachs VIT Global Trends Allocation Fund Service Class	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class
Goldman Sachs VIT Government Money Market Fund Institutional Class	Goldman Sachs VIT Strategic Income Fund Advisor Class(i)
Goldman Sachs VIT Government Money Market Fund Service Class
Invesco Variable Insurance Funds (Invesco V.I.)
Invesco V.I. American Franchise Fund Series I(e)	Invesco V.I. Comstock Fund Series II
Invesco V.I. American Franchise Fund Series II	Invesco V.I. Growth and Income Fund Series I(w)
Invesco V.I. Balanced-Risk Allocation Fund Series II	Invesco V.I. Growth and Income Fund Series II
Invesco V.I. Comstock Fund Series I(u)
Ivy Variable Insurance Portfolios (Ivy VIP)
Ivy VIP Asset Strategy Class II
Lord Abbett Series Fund, Inc. (Lord Abbett)
Lord Abbett Bond Debenture Portfolio Class VC	Lord Abbett Mid Cap Stock Portfolio Class VC
Lord Abbett Fundamental Equity Portfolio Class VC	Lord Abbett Short Duration Income Portfolio Class VC
Lord Abbett Growth and Income Portfolio Class VC
Morgan Stanley Variable Insurance Fund, Inc. (Morgan Stanley VIF)
Morgan Stanley VIF Global Infrastructure Portfolio Class II

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT)

Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio

PIMCO Variable Insurance Trust (PIMCO)
PIMCO All Asset Portfolio Advisor Class	PIMCO Emerging Markets Bond Portfolio Institutional Class(e)
PIMCO Dynamic Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Advisor Class(x)
PIMCO Emerging Markets Bond Portfolio Advisor Class	PIMCO Total Return Portfolio Institutional Class(s)
Principal Variable Contracts Funds, Inc. (PVC)
PVC Core Plus Bond Account Class 1(q)	PVC Real Estate Securities Account Class 2
PVC Diversified International Account Class 1(h)	PVC SAM Balanced Portfolio Class 1
PVC Equity Income Account Class 1	PVC SAM Balanced Portfolio Class 2

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Principal Variable Contracts Funds, Inc. (PVC)
PVC Equity Income Account Class 2	PVC SAM Conservative Balanced Portfolio Class 1
PVC Government & High Quality Bond Account Class 1(h)	PVC SAM Conservative Balanced Portfolio Class 2
PVC Income Account Class 1(q)	PVC SAM Conservative Growth Portfolio Class 1
PVC Income Account Class 2(q)	PVC SAM Conservative Growth Portfolio Class 2
PVC LargeCap Growth Account Class 1(r)	PVC SAM Flexible Income Portfolio Class 1
PVC LargeCap Growth Account Class 2(r)	PVC SAM Flexible Income Portfolio Class 2
PVC LargeCap Growth Account I Class 1(r)	PVC SAM Strategic Growth Portfolio Class 1
PVC MidCap Account Class 1	PVC SAM Strategic Growth Portfolio Class 2
PVC MidCap Account Class 2	PVC Short-Term Income Account Class 1(h)
PVC Principal Capital Appreciation Account Class 1	PVC SmallCap Account	Class 1
PVC Principal Capital Appreciation Account Class 2	PVC SmallCap Account	Class 2
PVC Real Estate Securities Account Class 1
Seasons Series Trust (SST)(a)
SST SA Allocation Balanced Portfolio Class 1(z)	SST SA Multi-Managed International Equity Portfolio Class 3
SST SA Allocation Balanced Portfolio Class 3	SST SA Multi-Managed Large Cap Growth Portfolio Class 3
SST SA Allocation Growth Portfolio Class 1(aa)	SST SA Multi-Managed Large Cap Value Portfolio Class 3
SST SA Allocation Growth Portfolio Class 3	SST SA Multi-Managed Mid Cap Growth Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 1	SST SA Multi-Managed Mid Cap Value Portfolio Class 3
SST SA Allocation Moderate Growth Portfolio Class 3	SST SA Multi-Managed Small Cap Portfolio Class 3
SST SA Allocation Moderate Portfolio Class 1	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 1(aa)
SST SA Allocation Moderate Portfolio Class 3	SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3
SST SA Columbia Focused Growth Portfolio Class 3(m)	SST SA T. Rowe Price Growth Stock Portfolio Class 3
SST SA Columbia Focused Value Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 1(ac)
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	SST SA Wellington Real Return Portfolio Class 3
SunAmerica Series Trust (SAST)(a)
SAST SA AB Growth Portfolio Class 1	SAST SA JPMorgan Emerging Markets Portfolio Class 1
SAST SA AB Growth Portfolio Class 2	SAST SA JPMorgan Emerging Markets Portfolio Class 2
SAST SA AB Growth Portfolio Class 3	SAST SA JPMorgan Emerging Markets Portfolio Class 3
SAST SA AB Small & Mid Cap Value Portfolio Class 1(w)	SAST SA JPMorgan Equity-Income Portfolio Class 1
SAST SA AB Small & Mid Cap Value Portfolio Class 2	SAST SA JPMorgan Equity-Income Portfolio Class 2
SAST SA AB Small & Mid Cap Value Portfolio Class 3	SAST SA JPMorgan Equity-Income Portfolio Class 3
SAST SA American Funds Asset Allocation Portfolio Class 1	SAST SA JPMorgan Global Equities Portfolio Class 1
SAST SA American Funds Asset Allocation Portfolio Class 3	SAST SA JPMorgan Global Equities Portfolio Class 2
SAST SA American Funds Global Growth Portfolio Class 1(u)	SAST SA JPMorgan Global Equities Portfolio Class 3
SAST SA American Funds Global Growth Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 1
SAST SA American Funds Growth Portfolio Class 1(k)	SAST SA JPMorgan MFS Core Bond Portfolio Class 2
SAST SA American Funds Growth Portfolio Class 3	SAST SA JPMorgan MFS Core Bond Portfolio Class 3
SAST SA American Funds Growth-Income Portfolio Class 1(k)	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1
SAST SA American Funds Growth-Income Portfolio Class 3	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2
SAST SA American Funds VCP Managed Allocation Portfolio Class 1	SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	SAST SA Large Cap Growth Index Portfolio Class 1(k)
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 1	SAST SA Large Cap Growth Index Portfolio Class 3(k)
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	SAST SA Large Cap Index Portfolio Class 1(e)
SAST SA Boston Company Capital Growth Portfolio Class 1(p)	SAST SA Large Cap Index Portfolio Class 3
SAST SA Boston Company Capital Growth Portfolio Class 2(p)	SAST SA Large Cap Value Index Portfolio Class 1(k)
SAST SA Boston Company Capital Growth Portfolio Class 3(p)	SAST SA Large Cap Value Index Portfolio Class 3(k)
SAST SA Columbia Technology Portfolio Class 1	SAST SA Legg Mason BW Large Cap Value Portfolio Class 1
SAST SA Columbia Technology Portfolio Class 2	SAST SA Legg Mason BW Large Cap Value Portfolio Class 2
SAST SA Columbia Technology Portfolio Class 3	SAST SA Legg Mason BW Large Cap Value Portfolio Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 1	SAST SA Legg Mason Tactical Opportunities Class 1
SAST SA DFA Ultra Short Bond Portfolio Class 2	SAST SA Legg Mason Tactical Opportunities Class 3
SAST SA DFA Ultra Short Bond Portfolio Class 3	SAST SA MFS Blue Chip Growth Portfolio Class 1
SAST SA Dogs of Wall Street Portfolio Class 1	SAST SA MFS Blue Chip Growth Portfolio Class 2
SAST SA Dogs of Wall Street Portfolio Class 2	SAST SA MFS Blue Chip Growth Portfolio Class 3
SAST SA Dogs of Wall Street Portfolio Class 3	SAST SA MFS Massachusetts Investors Trust Portfolio Class 1
SAST SA Emerging Markets Equity Index Portfolio Class 1(w)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 2

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SunAmerica Series Trust (SAST)(a)
SAST SA Emerging Markets Equity Index Portfolio Class 3(k)	SAST SA MFS Massachusetts Investors Trust Portfolio Class 3
SAST SA Federated Corporate Bond Portfolio Class 1	SAST SA MFS Telecom Utility Portfolio Class 1(v)
SAST SA Federated Corporate Bond Portfolio Class 2	SAST SA MFS Telecom Utility Portfolio Class 2(v)
SAST SA Federated Corporate Bond Portfolio Class 3	SAST SA MFS Telecom Utility Portfolio Class 3(v)
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 1(n)	SAST SA MFS Total Return Portfolio Class 1
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3(n)	SAST SA MFS Total Return Portfolio Class 2
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	SAST SA MFS Total Return Portfolio Class 3
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	SAST SA Mid Cap Index Portfolio Class 1(ab)
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	SAST SA Mid Cap Index Portfolio Class 3
SAST SA Fixed Income Index Portfolio Class 1(e)	SAST SA Morgan Stanley International Equities Portfolio Class 1
SAST SA Fixed Income Index Portfolio Class 3	SAST SA Morgan Stanley International Equities Portfolio Class 2
SAST SA Fixed Income Intermediate Index Portfolio Class 1(e)	SAST SA Morgan Stanley International Equities Portfolio Class 3
SAST SA Fixed Income Intermediate Index Portfolio Class 3	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1
SAST SA Franklin Small Company Value Portfolio Class 1(e)	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2
SAST SA Franklin Small Company Value Portfolio Class 3	SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 1(e)(s)	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 1(e)
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3(s)	SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3
SAST SA Global Index Allocation 60-40 Portfolio Class 1(k)	SAST SA PineBridge High-Yield Bond Portfolio Class 1
SAST SA Global Index Allocation 60-40 Portfolio Class 3(k)	SAST SA PineBridge High-Yield Bond Portfolio Class 2
SAST SA Global Index Allocation 75-25 Portfolio Class 1(k)	SAST SA PineBridge High-Yield Bond Portfolio Class 3
SAST SA Global Index Allocation 75-25 Portfolio Class 3(k)	SAST SA Putnam International Growth and Income Portfolio Class 1
SAST SA Global Index Allocation 90-10 Portfolio Class 1(k)	SAST SA Putnam International Growth and Income Portfolio Class 2
SAST SA Global Index Allocation 90-10 Portfolio Class 3(k)	SAST SA Putnam International Growth and Income Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 1	SAST SA Schroders VCP Global Allocation Portfolio Class 1
SAST SA Goldman Sachs Global Bond Portfolio Class 2	SAST SA Schroders VCP Global Allocation Portfolio Class 3
SAST SA Goldman Sachs Global Bond Portfolio Class 3	SAST SA Small Cap Index Portfolio Class 1(ab)
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 1(ad)	SAST SA Small Cap Index Portfolio Class 3
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 1(ad)
SAST SA Index Allocation 60-40 Portfolio Class 1	SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3
SAST SA Index Allocation 60-40 Portfolio Class 3	SAST SA T. Rowe Price VCP Balanced Portfolio Class 1
SAST SA Index Allocation 80-20 Portfolio Class 1	SAST SA T. Rowe Price VCP Balanced Portfolio Class 3
SAST SA Index Allocation 80-20 Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 1(e)
SAST SA Index Allocation 90-10 Portfolio Class 1	SAST SA Templeton Foreign Value Portfolio Class 2
SAST SA Index Allocation 90-10 Portfolio Class 3	SAST SA Templeton Foreign Value Portfolio Class 3
SAST SA International Index Portfolio Class 1(ab)	SAST SA VCP Dynamic Allocation Portfolio Class 1
SAST SA International Index Portfolio Class 3	SAST SA VCP Dynamic Allocation Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 1	SAST SA VCP Dynamic Strategy Portfolio Class 1
SAST SA Invesco Growth Opportunities Portfolio Class 2	SAST SA VCP Dynamic Strategy Portfolio Class 3
SAST SA Invesco Growth Opportunities Portfolio Class 3	SAST SA VCP Index Allocation Portfolio Class 1(e)
SAST SA Invesco VCP Equity-Income Portfolio Class 1	SAST SA VCP Index Allocation Portfolio Class 3
SAST SA Invesco VCP Equity-Income Portfolio Class 3	SAST SA WellsCap Aggressive Growth Portfolio Class 1
SAST SA Janus Focused Growth Portfolio Class 1	SAST SA WellsCap Aggressive Growth Portfolio Class 2
SAST SA Janus Focused Growth Portfolio Class 2	SAST SA WellsCap Aggressive Growth Portfolio Class 3
SAST SA Janus Focused Growth Portfolio Class 3	SAST SA WellsCap Fundamental Growth Portfolio Class 1(y)
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	SAST SA WellsCap Fundamental Growth Portfolio Class 2(y)
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	SAST SA WellsCap Fundamental Growth Portfolio Class 3(y)
SAST SA JPMorgan Diversified Balanced Portfolio Class 3
VALIC Company I(l)
VALIC Company I International Equities Index Fund	VALIC Company I Nasdaq-100 Index Fund
VALIC Company I International Socially Responsible Fund(j)	VALIC Company I Small Cap Index Fund
VALIC Company I Mid Cap Index Fund	VALIC Company I Stock Index Fund

(a)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, and SunAmerica Series Trust.

(b)Formerly BlackRock iShares Dynamic Allocation V.I. Portfolio.

(c)The AST SA Wellington Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(d)The AST SA Wellington Natural Resources Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(e)Fund had no activity during the current year.

(f)For the period January 1, 2018 to August 31, 2018 (cessation of operations).

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(g)For the period January 1, 2018 to May 25, 2018 (cessation of operations).

(h)The PVC Diversified International Account, PVC Government & High Quality Bond Account and the PVC Short-term Income Account Class 2 shares were replaced with Class 1 shares on June 17, 2019.

(i)For the period January 1, 2018 to April 30, 2018 (cessation of operations).

(j)Formerly VALIC Company I Global Social Awareness Fund.

(k)For the periods May 1, 2018 (commencement of operations) to December 31, 2018 and January 1, 2019 to December 31, 2019.

(l)VALIC Company I is an affiliated investment company. The Variable Annuity Life Insurance Company (VALIC), an affiliate of the Company, serves as the investment advisor to VALIC Company I. VALIC Retirement Services Company, a direct, wholly owned subsidiary of VALIC, serves as the transfer agent and accounting services agent to VALIC Company I. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of VALIC Company I.

(m)The SST SA Columbia Focused Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(n)For the period May 1, 2019 (commencement of operations) to December 31, 2019.

(o)Formerly Franklin Founding Funds Allocation VIP Fund.

(p)The SAST SA Boston Company Capital Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(q)The PVC Income Account, in operation for the periods January 1, 2018 to December 31, 2018 and January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Core Plus Bond Account, in operation for the period June 7, 2019 to December 31, 2019.

(r)The PVC Large Cap Growth Account, in operation for the periods January 1, 2018 to December 31, 2018 and January 1, 2019 to June 7, 2019 (cessation of operations) merged into the PVC Large Cap Growth Account I, in operation for the period June 7, 2019 (commencement of operations) to December 31, 2019.

(s)For the period October 7, 2019 (commencement of operations) to December 31, 2019.

(t)For the period December 27, 2019 to December 31, 2019.

(u)For the period June 20, 2019 to December 31, 2019.

(v)The SAST SA MFS Telecom Utility Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA Legg Mason BW Large Cap Value Portfolio.

(w)For the period July 17, 2019 to December 31, 2019.

(x)For the period October 07, 2019 (commencement of operations) to December 31, 2019.

(y)The SAST SA WellsCap Fundamental Growth Portfolio, in operation for the period January 1, 2018 to October 22, 2018 (cessation of operations) merged into the SAST SA AB Growth Portfolio.

(z)For the period April 10, 2019 to December 31, 2019.

(aa)For the periods January 10, 2018 to December 31, 2018 and January 1, 2019 to December 31, 2019. (ab) For the period June 28, 2019 to December 31, 2019.

(ac) For the period October 9, 2019 to December 31, 2019.

(ad) For the periods January 12, 2018 to December 31, 2018 and January 1, 2019 to December 31, 2019.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments for all products with the exception of the American Pathway II product, which uses a 4.00 percent assumed interest rate.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3.Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

∙Level 1— Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

∙Level 2— Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

∙Level 3— Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2019 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2019, and respective hierarchy levels.

4.Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

Products	Separate Account Annual Charges*
American Pathway II	1.30% or 1.40%
Anchor Advisor	1.52% or 1.77%
ICAP II	1.40%
Polaris	1.52%
Polaris Advantage	1.65%, 1.90% or 2.30%
Polaris Advantage II	1.30%, 1.55%, 1.90% or 2.15%
Polaris Advisor	1.52%, 1.72% or 1.97%
Polaris Advisor III	1.65%, 1.90% or 2.30%
Polaris Advisory	0.40%, 0.55% or 0.80%
Polaris Advisory Income	0.40%, 0.55% or 0.80%
Polaris America	1.52% or 1.77%
Polaris Choice	1.52%, 1.72% or 1.97%
Polaris Choice II	1.52%, 1.72% or 1.97%
Polaris Choice III	1.52%, 1.77%, 2.02% or 2.17%
Polaris Choice IV	1.65%, 1.90% or 2.30%
Polaris II	1.52% or 1.77%

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Products	Separate Account Annual Charges*
Polaris II Platinum Series	1.52% or 1.77%
Polaris Platinum	1.52% or 1.77%
Polaris Platinum II	1.52%, 1.77% or 2.02%
Polaris Platinum III	1.15%, 1.30%, 1.55% or 1.95%
Polaris Preferred Solution	1.00%, 1.15%, 1.40%, 1.55% or 1.80%
Polaris Protector	1.52% or 1.77%
Polaris Retirement Protector	1.30%, 1.55% or 1.80%
Polaris Select Investor	1.10%, 1.35%, 1.40% or 1.70%
Vista	1.40%
WM Diversified Strategies	1.40%, 1.55% or 1.80%
WM Diversified Strategies III	1.55%, 1.70% or 1.95%

*The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each portfolio and is included in the respective separate account annual charge rate.

Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $30 to $50 for certain contracts. For ICAP II, the contract maintenance charge of $30 is assessed on the contract anniversary, if the contract was issued on or after September 1, 1987. The contract maintenance charge of $30 is assessed on December 31 each year, if the contract was issued prior to September 1, 1987.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

The maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. The Vista product has a maximum withdrawal charge of 6 percent and the ICAP II has a maximum withdrawal charge of 5 percent. There are no withdrawal charges under the Polaris Advisor and Polaris Advisor III contracts.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon receipt of a purchase payment or upon surrender of the contract.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Annuity Charge: For ICAP II, there may be an annuity charge in the event that the contract is switched to the payout phase. Option 1 for payouts provides a life income with installments guaranteed, Option 2 provides a joint and survivor life payout, and Option 3 provides income for a specified period. No annuity charge is assessed if Option 1 or Option 2 is elected. If Option 3 is elected, an annuity charge equal to the withdrawal charge if the contract were surrendered may apply. No annuity charged will be assessed if Option 3 is elected by a beneficiary under the death benefit. The annuity charge is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Capital Protector Fee: This optional feature provides a guaranteed minimum contract value at the end of an applicable waiting period. The annual fee is calculated as a percentage of the contract value minus purchase payments received after the 90th day from the date of contract issuance and deducted quarterly from the contract value during the waiting period. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fee for the Capital Protector Program ranges from 0.10 percent to 0.65 percent. This optional feature is offered under Polaris Advantage, Polaris Choice II, Polaris Choice III, Polaris Platinum II, Polaris Preferred Solution, Polaris Protector, WM Diversified Strategies and WM Diversified Strategies III contracts.

Income Protector Fee: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is calculated as a percentage of the income benefit base, as defined in the prospectus, and is deducted annually from the contract value. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges. The income protector fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fee for the Capital Protector Program ranges from 0.10 percent to 0.45 percent. This optional feature is offered under Polaris America, Polaris Choice, Polaris Choice II, Polaris II, Polaris Platinum, Polaris Platinum II, Polaris Protector, WM Diversified Strategies, and WM Diversified Strategies III contracts.

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus and MarketLock for Life: These

optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

∙MarketLock, MarketLock for Two and Income Rewards

The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

∙MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Income Rewards: This optional feature provides a guaranteed withdrawal stream during an applicable period of time.

The annual fee is calculated as a percentage of the benefit base and deducted quarterly from the contract value. The benefit base is equal to purchase payments received during the first 90 days, adjusted for withdrawals, before the benefit availability date (the availability date is up to the first 10 contract years, based on election). After the benefit availability date, the benefit base is increased by up to 50 percent of premiums

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

received during the first 90 days, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows (Note: if Extension of the evaluation period is elected, an additional 0.10 percent – 0.25 percent is added to the Annual Fee):

Optional Features	Products Offered	Annual Fees
MarketLock	Polaris Advantage	0.50% to 0.65%
Polaris Choice II
Polaris Choice III
Polaris Platinum II
Polaris Preferred Solution
WM Diversified Strategies
WM Diversified Strategies III
MarketLock for Two	Polaris Choice II	0.40% prior to the first withdrawal
	Polaris Choice III	0.80% after the first withdrawal
Polaris Platinum II
Polaris Preferred Solution
WM Diversified Strategies
WM Diversified Strategies III
Income Rewards	Polaris Choice II	0.65% in years zero to seven
	Polaris Choice III	0.45% in years eight to ten
Polaris Platinum II
Polaris Preferred Solution
Polaris Protector
WM Diversified Strategies
WM Diversified Strategies III
MarketLock for Life	Polaris Advantage	0.70% for one covered person
	Polaris Choice III	0.95% for two covered persons
Polaris Choice IV
Polaris Platinum II
Polaris Platinum III
Polaris Preferred Solution
MarketLock for Life Plus	Polaris Advantage	0.65% to 0.95% for one covered person
	Polaris Choice III	0.90% to 1.25% for two covered persons
Polaris Platinum II
Polaris Preferred Solution
MarketLock Income Plus	Polaris Advantage	0.85% to 1.10% for one covered person
	Polaris Advisor III	1.10% to 1.35% for two covered persons
Polaris Choice III
Polaris Platinum II
Polaris Platinum III
Polaris Preferred Solution

Polaris Income Plus, Polaris Income Builder, Polaris Income Plus Daily, Polaris Income Plus Flex and Polaris Income Plus Daily Flex Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period. The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the applicable time period, adjusted for withdrawals plus a credit, if eligible, or the maximum anniversary date contract value. The fee may change after the first year based on an index of market volatility. The annual fee included as part of the payments for contract benefits or terminations line of the Statements of Operations and Changes in Net Assets.

The annual fees for the optional features discussed above are as follows:

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Optional Features	Products Offered	Annual Fees
Polaris Income Plus	Polaris Advantage	0.60% to 2.20% for one covered person
	Polaris Advantage II	0.60% to 2.70% for two covered persons
Polaris Advisory
Polaris Choice III
Polaris Choice IV
Polaris Platinum III
Polaris Preferred Solution
Polaris Retirement Protector
Polaris Income Builder	Polaris Advantage	0.60% to 2.20% for one covered person
	Polaris Advantage II	0.60% to 2.70% for two covered persons
Polaris Choice III
Polaris Choice IV
Polaris Platinum III
Polaris Preferred Solution
Polaris Income Plus Daily	Polaris Advisory	0.60% to 2.50% for one covered person
	Polaris Platinum III	0.60% to 2.50% for two covered persons
Polaris Preferred Solution
Polaris Income Plus Flex	Polaris Advisory	0.60% to 2.50% for one covered person
	Polaris Platinum III	0.60% to 2.50% for two covered persons
Polaris Preferred Solution
Polaris Income Plus Daily Flex	Polaris Advisory	0.60% to 2.50% for one covered person
	Polaris Platinum III	0.60% to 2.50% for two covered persons
Polaris Preferred Solution

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.Purchases and Sales of Investments

For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts	Cost of Purchases	Proceeds from Sales
American Funds IS Asset Allocation Fund Class 2	$5,399,289	$8,666,726
American Funds IS Asset Allocation Fund Class 3	3,180,588	4,151,305
American Funds IS Capital Income Builder Class 4	200,565	103,192
American Funds IS Global Growth Fund Class 2	13,034,643	31,111,396
American Funds IS Growth Fund Class 2	30,802,348	48,117,263
American Funds IS Growth Fund Class 3	24,927,752	29,718,434
American Funds IS Growth-Income Fund Class 2	33,081,598	44,133,385
American Funds IS Growth-Income Fund Class 3	19,798,659	21,209,320
American Funds IS High-Income Bond Fund Class 3	1,225,254	1,329,624
American Funds IS International Fund Class 3	1,229,799	4,349,416
American Funds IS Ultra-Short Bond Fund Class 3	773,173	2,101,836
American Funds IS US Government/AAA-Rated Securities Fund Class 3	1,155,292	1,521,172
AST SA BlackRock Multi-Asset Income Portfolio Class 1	669,088	841,651
AST SA BlackRock Multi-Asset Income Portfolio Class 3	20,455,131	4,138,442
AST SA PGI Asset Allocation Portfolio Class 1	6,704,307	12,572,192
AST SA PGI Asset Allocation Portfolio Class 2	449,990	779,540
AST SA PGI Asset Allocation Portfolio Class 3	7,433,816	7,114,188
AST SA Wellington Capital Appreciation Portfolio Class 1	48,345,273	42,781,635
AST SA Wellington Capital Appreciation Portfolio Class 2	7,367,409	7,958,056
AST SA Wellington Capital Appreciation Portfolio Class 3	133,544,338	90,113,663
AST SA Wellington Government and Quality Bond Portfolio Class 1	5,824,320	9,643,556
AST SA Wellington Government and Quality Bond Portfolio Class 2	1,703,212	4,042,587
AST SA Wellington Government and Quality Bond Portfolio Class 3	81,186,058	75,141,871
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	104,825	175,968
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	14,150,521	3,319,989
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	34,932	21,748
BlackRock Global Allocation V.I. Fund Class III	182,165	445,231
Columbia VP Asset Allocation Fund Class 1	83,588	18,106
Columbia VP Dividend Opportunity Fund Class 1	33,114	193,127
Columbia VP Emerging Markets Bond Fund Class 2	5,066	3,641
Columbia VP Income Opportunities Fund Class 1	848,665	2,056,646
Columbia VP Large Cap Growth Fund Class 1	315,489	4,533,431
Columbia VP Limited Duration Credit Fund Class 2	6,983	25,509
Columbia VP Loomis Sayles Growth Fund Class 1	213,816	516,561
Columbia VP Mid Cap Growth Opportunity Fund Class 1	2,881	47,841
Columbia VP Overseas Core Fund Class 2	241,297	180,767
Columbia VP Small Company Growth Fund Class 1	165,769	114,705
FTVIP Franklin Allocation VIP Fund Class 2	6,779,507	9,095,185
FTVIP Franklin Income VIP Fund Class 1	901,837	1,654
FTVIP Franklin Income VIP Fund Class 2	22,241,634	26,093,361
FTVIP Franklin Strategic Income VIP Fund Class 2	109,865	31,376
Goldman Sachs VIT Global Trends Allocation Fund Service Class	12,274	2,954
Goldman Sachs VIT Government Money Market Fund Institutional Class	1,225,584	528,348
Goldman Sachs VIT Government Money Market Fund Service Class	113,175,839	110,304,229
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	67,874	40,816
Invesco V.I. American Franchise Fund Series II	12,019,630	5,444,087
Invesco V.I. Balanced-Risk Allocation Fund Series II	232,885	90,309
Invesco V.I. Comstock Fund Series I	14,950	52
Invesco V.I. Comstock Fund Series II	46,282,460	50,115,759
Invesco V.I. Growth and Income Fund Series I	903,032	1,267
Invesco V.I. Growth and Income Fund Series II	51,238,429	69,076,994
Ivy VIP Asset Strategy Class II	31,370	53,937
Lord Abbett Bond Debenture Portfolio Class VC	325,335	17,873
Lord Abbett Fundamental Equity Portfolio Class VC	19,536	3,546
Lord Abbett Growth and Income Portfolio Class VC	17,758,356	28,695,589
Lord Abbett Mid Cap Stock Portfolio Class VC	391,393	1,846,085
Lord Abbett Short Duration Income Portfolio Class VC	698,159	493,734
Morgan Stanley VIF Global Infrastructure Portfolio Class II	138,713	152,697
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	26,881	55,599
PIMCO All Asset Portfolio Advisor Class	4,617	746
PIMCO Dynamic Bond Portfolio Advisor Class	153,236	39,561
PIMCO Emerging Markets Bond Portfolio Advisor Class	269,722	23,803
PIMCO Total Return Portfolio Advisor Class	5,166,293	3,171
PIMCO Total Return Portfolio Institutional Class	15,914	1
PVC Core Plus Bond Account Class 1	5,156,220	386,800
PVC Diversified International Account Class 1	143,421	124,507
PVC Equity Income Account Class 1	606,042	1,989,772

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
PVC Equity Income Account Class 2	$305,493	$1,042,094
PVC Government & High Quality Bond Account Class 1	237,323	305,267
PVC Income Account Class 1	2,551,360	3,441,580
PVC Income Account Class 2	1,186,435	1,678,603
PVC LargeCap Growth Account Class 1	164,267	629,763
PVC LargeCap Growth Account Class 2	127,602	490,582
PVC LargeCap Growth Account I Class 1	1,169,331	100,105
PVC MidCap Account Class 1	273,770	295,519
PVC MidCap Account Class 2	132,065	27,745
PVC Principal Capital Appreciation Account Class 1	1,109,186	1,091,746
PVC Principal Capital Appreciation Account Class 2	220,895	179,019
PVC Real Estate Securities Account Class 1	58,673	51,627
PVC Real Estate Securities Account Class 2	22,146	21,112
PVC SAM Balanced Portfolio Class 1	1,985,045	3,406,149
PVC SAM Balanced Portfolio Class 2	2,406,596	4,751,244
PVC SAM Conservative Balanced Portfolio Class 1	426,900	691,638
PVC SAM Conservative Balanced Portfolio Class 2	264,162	345,736
PVC SAM Conservative Growth Portfolio Class 1	928,437	2,444,740
PVC SAM Conservative Growth Portfolio Class 2	1,420,869	3,336,837
PVC SAM Flexible Income Portfolio Class 1	425,839	325,017
PVC SAM Flexible Income Portfolio Class 2	768,058	499,254
PVC SAM Strategic Growth Portfolio Class 1	968,027	1,382,396
PVC SAM Strategic Growth Portfolio Class 2	351,576	1,417,751
PVC Short-Term Income Account Class 1	55,366	436,727
PVC SmallCap Account Class 1	82,682	79,926
PVC SmallCap Account Class 2	55,326	27,269
SST SA Allocation Balanced Portfolio Class 1	24,041	69
SST SA Allocation Balanced Portfolio Class 3	23,006,713	17,412,572
SST SA Allocation Growth Portfolio Class 1	4,689	5,919
SST SA Allocation Growth Portfolio Class 3	51,551,689	10,379,468
SST SA Allocation Moderate Growth Portfolio Class 1	414,541	4,812
SST SA Allocation Moderate Growth Portfolio Class 3	26,759,667	26,739,286
SST SA Allocation Moderate Portfolio Class 1	94,793	1,214
SST SA Allocation Moderate Portfolio Class 3	19,590,556	24,387,692
SST SA Columbia Focused Value Portfolio Class 3	16,388	4,631
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	13,563	40,603
SST SA Multi-Managed International Equity Portfolio Class 3	89,194	18,218
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	23,956	8,042
SST SA Multi-Managed Large Cap Value Portfolio Class 3	14,591	64,527
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	62,470	44,101
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	23,574	13,415
SST SA Multi-Managed Small Cap Portfolio Class 3	23,570	29,783
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 1	12,687	4,969
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	16,909,219	4,073,402
SST SA T. Rowe Price Growth Stock Portfolio Class 3	55,552	27,534
SST SA Wellington Real Return Portfolio Class 1	77,120	120
SST SA Wellington Real Return Portfolio Class 3	40,395,525	41,216,540
SAST SA AB Growth Portfolio Class 1	19,992,444	44,581,164
SAST SA AB Growth Portfolio Class 2	2,816,061	10,683,461
SAST SA AB Growth Portfolio Class 3	41,414,966	73,244,852
SAST SA AB Small & Mid Cap Value Portfolio Class 1	40,807	557
SAST SA AB Small & Mid Cap Value Portfolio Class 2	528,596	1,983,803
SAST SA AB Small & Mid Cap Value Portfolio Class 3	18,365,043	59,636,535
SAST SA American Funds Asset Allocation Portfolio Class 1	3,503,163	32,399
SAST SA American Funds Asset Allocation Portfolio Class 3	284,542,189	56,596,823
SAST SA American Funds Global Growth Portfolio Class 1	96,062	3,107
SAST SA American Funds Global Growth Portfolio Class 3	56,526,827	85,814,461
SAST SA American Funds Growth Portfolio Class 1	100,386	19,377
SAST SA American Funds Growth Portfolio Class 3	45,048,181	61,969,343
SAST SA American Funds Growth-Income Portfolio Class 1	95,235	1,520
SAST SA American Funds Growth-Income Portfolio Class 3	26,571,811	45,951,192
SAST SA American Funds VCP Managed Allocation Portfolio Class 1	88,121	3,126
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	141,808,994	119,248,503
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 1	2,331	286
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	74,783,977	48,436,210
SAST SA Columbia Technology Portfolio Class 1	1,970,673	1,923,745
SAST SA Columbia Technology Portfolio Class 2	670,413	890,034
SAST SA Columbia Technology Portfolio Class 3	20,036,533	15,086,055
SAST SA DFA Ultra Short Bond Portfolio Class 1	10,178,859	13,566,997
SAST SA DFA Ultra Short Bond Portfolio Class 2	2,535,908	2,770,143
SAST SA DFA Ultra Short Bond Portfolio Class 3	84,357,719	78,200,317
SAST SA Dogs of Wall Street Portfolio Class 1	3,147,545	3,991,211
SAST SA Dogs of Wall Street Portfolio Class 2	880,956	1,392,329
SAST SA Dogs of Wall Street Portfolio Class 3	25,282,597	19,290,204

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA Emerging Markets Equity Index Portfolio Class 1	$13,628	$610
SAST SA Emerging Markets Equity Index Portfolio Class 3	1,680,524	191,601
SAST SA Federated Corporate Bond Portfolio Class 1	4,571,573	6,542,056
SAST SA Federated Corporate Bond Portfolio Class 2	1,332,305	2,251,663
SAST SA Federated Corporate Bond Portfolio Class 3	104,072,803	81,782,148
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 1	52,469	1,037
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	901,850	29,995
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	752,399	3,051,187
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	219,571	928,902
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	16,238,775	38,702,458
SAST SA Fixed Income Index Portfolio Class 3	15,665,731	2,718,858
SAST SA Fixed Income Intermediate Index Portfolio Class 3	10,495,010	2,420,660
SAST SA Franklin Small Company Value Portfolio Class 3	26,535,494	29,464,033
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	112,952	285
SAST SA Global Index Allocation 60-40 Portfolio Class 1	-	52,254
SAST SA Global Index Allocation 60-40 Portfolio Class 3	18,636,662	2,004,041
SAST SA Global Index Allocation 75-25 Portfolio Class 1	45,421	744
SAST SA Global Index Allocation 75-25 Portfolio Class 3	15,098,129	2,225,492
SAST SA Global Index Allocation 90-10 Portfolio Class 1	718,362	10,831
SAST SA Global Index Allocation 90-10 Portfolio Class 3	62,695,824	6,074,642
SAST SA Goldman Sachs Global Bond Portfolio Class 1	583,495	3,030,792
SAST SA Goldman Sachs Global Bond Portfolio Class 2	318,465	876,440
SAST SA Goldman Sachs Global Bond Portfolio Class 3	29,609,256	29,769,426
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 1	270	607
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	9,194,860	1,079,410
SAST SA Index Allocation 60-40 Portfolio Class 1	281	1,109
SAST SA Index Allocation 60-40 Portfolio Class 3	39,397,742	4,121,497
SAST SA Index Allocation 80-20 Portfolio Class 1	447,360	38,922
SAST SA Index Allocation 80-20 Portfolio Class 3	62,547,401	8,775,100
SAST SA Index Allocation 90-10 Portfolio Class 1	660,102	54,732
SAST SA Index Allocation 90-10 Portfolio Class 3	152,172,582	24,672,428
SAST SA International Index Portfolio Class 1	941,626	257
SAST SA International Index Portfolio Class 3	3,260,685	822,625
SAST SA Invesco Growth Opportunities Portfolio Class 1	1,296,066	1,310,280
SAST SA Invesco Growth Opportunities Portfolio Class 2	420,561	546,247
SAST SA Invesco Growth Opportunities Portfolio Class 3	23,744,955	29,587,059
SAST SA Invesco VCP Equity-Income Portfolio Class 1	205,422	1,726
SAST SA Invesco VCP Equity-Income Portfolio Class 3	81,680,102	101,903,401
SAST SA Janus Focused Growth Portfolio Class 1	986,046	1,644,728
SAST SA Janus Focused Growth Portfolio Class 2	602,677	1,959,161
SAST SA Janus Focused Growth Portfolio Class 3	12,906,220	22,278,825
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	4,282,879	5,546,134
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	637,722	1,962,317
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	28,710,089	18,532,614
SAST SA JPMorgan Emerging Markets Portfolio Class 1	1,281,734	2,919,971
SAST SA JPMorgan Emerging Markets Portfolio Class 2	208,623	690,855
SAST SA JPMorgan Emerging Markets Portfolio Class 3	10,023,732	20,147,406
SAST SA JPMorgan Equity-Income Portfolio Class 1	12,150,180	16,636,693
SAST SA JPMorgan Equity-Income Portfolio Class 2	880,337	1,476,041
SAST SA JPMorgan Equity-Income Portfolio Class 3	23,734,800	23,126,701
SAST SA JPMorgan Global Equities Portfolio Class 1	3,845,143	4,255,520
SAST SA JPMorgan Global Equities Portfolio Class 2	346,370	749,000
SAST SA JPMorgan Global Equities Portfolio Class 3	6,397,628	5,143,203
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	3,620,472	4,524,033
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	794,377	1,371,214
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	107,362,485	88,498,418
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	3,480,814	4,875,241
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	1,311,779	2,407,541
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	24,002,191	30,197,630
SAST SA Large Cap Growth Index Portfolio Class 1	581,628	419
SAST SA Large Cap Growth Index Portfolio Class 3	4,564,197	156,234
SAST SA Large Cap Index Portfolio Class 3	8,203,767	2,755,025
SAST SA Large Cap Value Index Portfolio Class 1	404,784	3,313
SAST SA Large Cap Value Index Portfolio Class 3	4,244,057	751,260
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	33,317,521	41,374,774
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	4,152,262	6,137,417
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	43,024,239	68,641,908
SAST SA Legg Mason Tactical Opportunities Class 1	1,244	1,142
SAST SA Legg Mason Tactical Opportunities Class 3	16,346,843	1,135,328
SAST SA MFS Blue Chip Growth Portfolio Class 1	1,034,387	1,429,371
SAST SA MFS Blue Chip Growth Portfolio Class 2	303,438	685,560
SAST SA MFS Blue Chip Growth Portfolio Class 3	15,169,833	18,575,282
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	5,940,152	6,229,948
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	843,554	1,365,301

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts	Cost of Purchases	Proceeds from Sales
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	$31,294,125	$51,105,922
SAST SA MFS Total Return Portfolio Class 1	6,990,984	13,848,845
SAST SA MFS Total Return Portfolio Class 2	1,495,330	4,680,692
SAST SA MFS Total Return Portfolio Class 3	31,456,833	29,335,623
SAST SA Mid Cap Index Portfolio Class 1	13,195	74
SAST SA Mid Cap Index Portfolio Class 3	5,829,895	630,080
SAST SA Morgan Stanley International Equities Portfolio Class 1	2,208,198	3,642,827
SAST SA Morgan Stanley International Equities Portfolio Class 2	650,938	1,288,262
SAST SA Morgan Stanley International Equities Portfolio Class 3	11,887,823	16,425,598
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	2,837,414	3,009,521
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	332,514	892,675
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	10,893,974	10,343,108
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 1	1	1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	35,672,794	110,182,824
SAST SA PineBridge High-Yield Bond Portfolio Class 1	9,836,863	9,962,393
SAST SA PineBridge High-Yield Bond Portfolio Class 2	857,586	1,316,932
SAST SA PineBridge High-Yield Bond Portfolio Class 3	35,429,319	35,150,729
SAST SA Putnam International Growth and Income Portfolio Class 1	1,620,549	3,373,797
SAST SA Putnam International Growth and Income Portfolio Class 2	359,133	615,797
SAST SA Putnam International Growth and Income Portfolio Class 3	8,774,686	16,464,383
SAST SA Schroders VCP Global Allocation Portfolio Class 1	96,065	3,540
SAST SA Schroders VCP Global Allocation Portfolio Class 3	44,395,156	44,620,235
SAST SA Small Cap Index Portfolio Class 1	38,773	328
SAST SA Small Cap Index Portfolio Class 3	5,050,760	687,543
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 1	104,532	6,619
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	79,415,478	5,044,781
SAST SA T. Rowe Price VCP Balanced Portfolio Class 1	20,586	1,383
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	160,299,256	73,043,229
SAST SA Templeton Foreign Value Portfolio Class 2	547,670	1,747,432
SAST SA Templeton Foreign Value Portfolio Class 3	27,452,495	56,225,252
SAST SA VCP Dynamic Allocation Portfolio Class 1	8,239	4,641
SAST SA VCP Dynamic Allocation Portfolio Class 3	444,021,305	1,086,529,227
SAST SA VCP Dynamic Strategy Portfolio Class 1	7,916	3,690
SAST SA VCP Dynamic Strategy Portfolio Class 3	259,125,276	664,093,032
SAST SA VCP Index Allocation Portfolio Class 3	113,270,948	10,180,191
SAST SA WellsCap Aggressive Growth Portfolio Class 1	2,066,941	3,249,871
SAST SA WellsCap Aggressive Growth Portfolio Class 2	195,075	495,956
SAST SA WellsCap Aggressive Growth Portfolio Class 3	10,614,071	7,278,766
VALIC Company I International Equities Index Fund	427,068	216,631
VALIC Company I International Socially Responsible Fund	28,325	14,137
VALIC Company I Mid Cap Index Fund	620,421	217,487
VALIC Company I Nasdaq-100 Index Fund	374,796	307,992
VALIC Company I Small Cap Index Fund	416,948	249,490
VALIC Company I Stock Index Fund	1,268,725	859,721

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.Financial Highlights

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2019, follows:

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	1,809,711	30.33	31.66	57,171,522	1.89	1.52	1.77	19.11	19.40
American Funds IS Asset Allocation Fund Class 3	335,951	94.92	97.05	32,568,686	1.95	1.30	1.40	19.62	19.74
American Funds IS Capital Income Builder Class 4	255,292	11.04	11.76	2,991,457	2.65	1.10	1.70	15.64	16.33
American Funds IS Global Growth Fund Class 2	3,570,927	47.70	51.57	182,820,869	1.15	1.52	1.97	32.64	33.24
American Funds IS Growth Fund Class 2	5,200,117	49.82	53.84	277,857,246	0.76	1.52	1.97	28.22	28.80
American Funds IS Growth Fund Class 3	423,601	493.36	504.42	213,513,707	0.80	1.30	1.40	29.05	29.18
American Funds IS Growth-Income Fund Class 2	6,751,478	38.65	41.80	280,061,420	1.74	1.52	1.97	23.68	24.23
American Funds IS Growth-Income Fund Class 3	495,490	309.16	316.09	156,436,658	1.71	1.30	1.40	24.48	24.61
American Funds IS High-Income Bond Fund Class 3	86,755	112.18	114.68	9,943,126	6.29	1.30	1.40	11.13	11.24
American Funds IS International Fund Class 3	324,691	74.52	76.20	24,711,467	1.46	1.30	1.40	21.34	21.46
American Funds IS Ultra-Short Bond Fund Class 3	160,843	19.38	19.81	3,185,378	1.53	1.30	1.40	0.34	0.44
American Funds IS US Government/AAA-Rated Securities Fund Class 3	210,176	41.06	41.99	8,817,779	2.03	1.30	1.40	4.02	4.13
AST SA BlackRock Multi-Asset Income Portfolio Class 1	284,474	11.37	56.79	13,102,314	0.00	0.40	1.40	12.27	13.40
AST SA BlackRock Multi-Asset Income Portfolio Class 3	4,023,577	10.94	12.12	50,690,122	0.00	1.00	1.90	11.35	12.35
AST SA PGI Asset Allocation Portfolio Class 1	1,811,572	46.97	49.21	89,111,935	2.67	1.52	1.77	18.39	18.68
AST SA PGI Asset Allocation Portfolio Class 2	250,948	44.17	47.88	11,887,626	1.47	1.52	1.97	17.96	18.49
AST SA PGI Asset Allocation Portfolio Class 3	1,681,940	15.15	18.06	43,534,824	2.63	1.00	2.30	17.48	19.01
AST SA Wellington Capital Appreciation Portfolio Class 1	2,181,248	12.23	40.76	366,463,071	0.00	0.40	1.77	28.87	30.64
AST SA Wellington Capital Appreciation Portfolio Class 2	304,837	143.75	156.96	46,493,145	0.00	1.40	1.97	28.40	29.13
AST SA Wellington Capital Appreciation Portfolio Class 3	7,462,122	23.82	34.70	442,546,761	0.00	1.00	2.30	27.87	29.54
AST SA Wellington Government and Quality Bond Portfolio Class 1	2,676,704	10.93	14.62	65,858,921	2.23	0.40	1.77	5.44	6.89
AST SA Wellington Government and Quality Bond Portfolio Class 2	990,332	20.20	21.89	21,491,414	2.14	1.52	1.97	5.10	5.58
AST SA Wellington Government and Quality Bond Portfolio Class 3	28,013,342	10.69	11.52	439,617,906	2.37	1.00	2.30	4.62	5.99
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	198,764	12.26	72.33	14,244,502	0.00	0.40	1.40	17.42	18.60
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	3,631,790	11.97	12.25	44,056,601	0.00	1.00	1.70	16.87	17.69
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	41,833	11.89	12.82	526,932	1.94	1.10	1.70	19.18	19.90
BlackRock Global Allocation V.I. Fund Class III	194,319	11.13	11.94	2,259,020	1.22	1.10	1.70	15.77	16.47
Columbia VP Asset Allocation Fund Class 1	38,460	20.28	21.24	816,744	2.09	1.52	1.77	19.01	19.31
Columbia VP Dividend Opportunity Fund Class 1	79,850	20.80	21.81	1,733,097	0.00	1.52	1.77	21.89	22.20
Columbia VP Emerging Markets Bond Fund Class 2	7,194	11.18	11.50	82,748	4.90	1.10	1.70	10.20	10.86
Columbia VP Income Opportunities Fund Class 1	324,107	25.70	28.45	9,044,133	5.16	1.52	2.17	13.97	14.71
Columbia VP Large Cap Growth Fund Class 1	1,371,329	16.32	16.71	22,834,005	0.00	1.52	2.17	32.98	33.85
Columbia VP Limited Duration Credit Fund Class 2	24,093	10.38	10.48	252,571	2.14	1.10	1.35	6.03	6.29
Columbia VP Loomis Sayles Growth Fund Class 1	109,440	16.92	17.07	1,866,835	0.00	1.52	1.77	29.44	29.77
Columbia VP Mid Cap Growth Opportunity Fund Class 1	16,242	22.93	25.76	410,783	0.00	1.52	1.77	32.81	33.14
Columbia VP Overseas Core Fund Class 2	105,260	12.17	12.28	1,291,650	1.86	1.52	1.77	22.95	23.26
Columbia VP Small Company Growth Fund Class 1	25,887	30.29	31.77	816,586	0.00	1.52	1.77	38.23	38.57
FTVIP Franklin Allocation VIP Fund Class 2	2,572,405	13.62	13.71	38,493,610	3.56	1.00	2.30	17.13	18.67
FTVIP Franklin Income VIP Fund Class 1	80,733		11.14	899,638	0.00		0.55		15.78
FTVIP Franklin Income VIP Fund Class 2	7,738,838	13.30	14.68	125,198,641	5.43	1.00	2.30	13.42	14.90
FTVIP Franklin Strategic Income VIP Fund Class 2	83,482	10.38	10.69	880,330	5.11	1.10	1.70	6.23	6.87
Goldman Sachs VIT Global Trends Allocation Fund Service Class	5,480	10.76	11.47	62,596	1.40	1.10	1.35	10.44	10.71
Goldman Sachs VIT Government Money Market Fund Institutional Class	136,994		10.30	1,410,896	0.67		0.55		1.57
Goldman Sachs VIT Government Money Market Fund Service Class	8,749,130	9.68	9.98	86,588,911	1.80	1.10	1.95	-0.09	0.76
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	90,328	9.08	9.40	845,973	2.54	1.10	1.40	7.09	7.42
Invesco V.I. American Franchise Fund Series II	1,011,279	22.25	26.71	28,605,004	0.00	1.00	2.30	33.33	35.07
Invesco V.I. Balanced-Risk Allocation Fund Series II	87,982	11.57	12.08	1,051,526	0.00	1.10	1.40	13.29	13.63
Invesco V.I. Comstock Fund Series I	1,300	10.94	10.96	14,253	1.76	0.40	0.55	24.61	24.80
Invesco V.I. Comstock Fund Series II	12,306,463	16.52	18.43	281,503,714	1.67	1.00	2.30	22.10	23.70
Invesco V.I. Growth and Income Fund Series I	83,027		10.85	900,815	0.00		0.55		24.50
Invesco V.I. Growth and Income Fund Series II	15,748,687	16.38	18.39	381,758,846	1.54	1.10	2.30	22.01	23.48
Ivy VIP Asset Strategy Class II	36,513	10.77	11.45	411,737	2.08	1.10	1.70	19.73	20.45
Lord Abbett Bond Debenture Portfolio Class VC	122,864	11.58	12.45	1,518,906	4.30	1.10	1.70	11.44	12.11
Lord Abbett Fundamental Equity Portfolio Class VC	23,977	13.13	13.75	328,226	1.31	1.10	1.40	19.83	20.19
Lord Abbett Growth and Income Portfolio Class VC	8,136,695	11.47	16.22	169,605,470	1.65	0.55	2.30	19.71	21.82
Lord Abbett Mid Cap Stock Portfolio Class VC	553,830	22.85	23.88	13,188,768	0.91	1.52	1.77	20.49	20.79
Lord Abbett Short Duration Income Portfolio Class VC	187,303	10.30	10.64	1,982,979	3.43	1.10	1.70	3.28	3.91
Morgan Stanley VIF Global Infrastructure Portfolio Class II	100,799	11.53	12.56	1,248,455	2.61	1.10	1.70	25.71	26.47
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	91,808	10.07	10.18	929,308	0.16	1.10	1.40	13.66	14.00
PIMCO All Asset Portfolio Advisor Class	4,606	11.19	11.25	51,833	2.75	1.10	1.35	10.25	10.52
PIMCO Dynamic Bond Portfolio Advisor Class	91,734	10.48	10.77	982,607	4.32	1.10	1.70	3.06	3.68
PIMCO Emerging Markets Bond Portfolio Advisor Class	45,361	11.63	11.99	508,840	3.13	1.10	1.70	12.72	13.39
PIMCO Total Return Portfolio Advisor Class	515,832	9.88	10.01	5,146,833	0.26	1.00	1.80	-1.23	-1.04
PIMCO Total Return Portfolio Institutional Class	1,603		9.91	15,890	0.02		0.55		-0.88
PVC Core Plus Bond Account Class 1	464,938	10.27	10.30	4,787,195	3.16	1.40	1.95	2.70	3.03
PVC Diversified International Account Class 1	112,678	8.05	9.23	1,005,217	1.86	1.40	1.95	20.16	20.98
PVC Equity Income Account Class 1	504,077	22.32	24.03	11,997,413	1.94	1.40	1.80	26.78	27.29
PVC Equity Income Account Class 2	336,472	20.73	21.55	7,355,773	1.68	1.52	1.95	26.29	26.84

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Government & High Quality Bond Account Class 1	259,792	7.84	9.08	2,254,221	3.37	1.40	1.95	4.30	4.97
PVC Income Account Class 1	-	10.70	11.50	-	75.38	1.40	1.80	3.37	3.55
PVC Income Account Class 2	-	10.09	10.82	-	73.57	1.55	1.95	3.68	3.86
PVC LargeCap Growth Account Class 1	-	14.32	15.40	-	0.10	1.40	1.80	14.78	14.98
PVC LargeCap Growth Account Class 2	-	13.42	14.38	-	0.00	1.55	1.95	14.60	14.79
PVC LargeCap Growth Account I Class 1	98,902	11.39	11.43	1,129,251	0.05	1.40	1.95	13.90	14.26
PVC MidCap Account Class 1	56,680	32.03	34.46	1,918,421	0.30	1.40	1.80	40.55	41.11
PVC MidCap Account Class 2	30,850	29.70	31.94	977,998	0.05	1.55	1.95	39.97	40.53
PVC Principal Capital Appreciation Account Class 1	313,945	31.04	33.41	10,425,512	1.65	1.40	1.80	30.12	30.64
PVC Principal Capital Appreciation Account Class 2	72,996	28.75	30.92	2,237,508	1.45	1.55	1.95	29.55	30.07
PVC Real Estate Securities Account Class 1	10,391	39.53	42.38	439,148	1.90	1.40	1.80	28.92	29.44
PVC Real Estate Securities Account Class 2	6,344	38.91	40.31	254,168	1.72	1.55	1.70	28.73	28.92
PVC SAM Balanced Portfolio Class 1	1,561,087	17.69	19.05	28,914,650	2.54	1.40	1.80	17.87	18.34
PVC SAM Balanced Portfolio Class 2	1,422,112	16.51	17.85	25,048,816	2.36	1.52	1.95	17.43	17.93
PVC SAM Conservative Balanced Portfolio Class 1	222,379	11.79	12.68	2,744,189	2.91	1.40	1.80	13.82	14.27
PVC SAM Conservative Balanced Portfolio Class 2	273,260	11.00	16.57	3,229,240	2.70	1.52	1.95	13.43	13.92
PVC SAM Conservative Growth Portfolio Class 1	639,897	19.63	21.12	13,152,696	1.77	1.40	1.80	21.85	22.33
PVC SAM Conservative Growth Portfolio Class 2	709,567	18.25	19.69	13,765,197	1.65	1.52	1.95	21.30	21.82
PVC SAM Flexible Income Portfolio Class 1	373,924	12.92	13.93	5,070,782	3.52	1.40	1.80	11.23	11.67
PVC SAM Flexible Income Portfolio Class 2	410,351	12.08	16.04	5,308,046	3.46	1.52	1.95	10.79	11.27
PVC SAM Strategic Growth Portfolio Class 1	132,458	21.96	23.60	3,065,908	1.63	1.40	1.80	25.17	25.67
PVC SAM Strategic Growth Portfolio Class 2	244,621	20.42	22.10	5,288,289	1.27	1.52	1.95	24.68	25.22
PVC Short-Term Income Account Class 1	244,375	7.08	8.11	1,881,407	2.95	1.40	1.95	2.69	3.24
PVC SmallCap Account Class 1	33,447	14.67	15.77	512,880	0.34	1.40	1.80	25.13	25.63
PVC SmallCap Account Class 2	23,256	13.66	14.64	338,868	0.10	1.55	1.95	24.67	25.17
SST SA Allocation Balanced Portfolio Class 1	2,048		12.08	24,734	1.76		0.40		15.85
SST SA Allocation Balanced Portfolio Class 3	8,162,392	11.51	15.27	137,159,809	1.64	1.00	2.30	13.39	14.87
SST SA Allocation Growth Portfolio Class 1	12,483		13.03	162,673	0.06		0.55		23.01
SST SA Allocation Growth Portfolio Class 3	7,687,856	12.32	17.77	149,067,081	0.01	1.00	2.15	20.88	22.28
SST SA Allocation Moderate Growth Portfolio Class 1	37,052	12.66	12.72	470,020	2.99	0.40	0.55	20.26	20.44
SST SA Allocation Moderate Growth Portfolio Class 3	11,933,954	12.02	16.16	211,845,107	1.43	1.00	2.30	17.87	19.41
SST SA Allocation Moderate Portfolio Class 1	8,207		12.50	102,616	1.65		0.40		18.80
SST SA Allocation Moderate Portfolio Class 3	10,496,530	11.84	15.94	183,837,816	1.48	1.00	2.30	16.05	17.56
SST SA Columbia Focused Value Portfolio Class 3	10,899	13.84	15.15	162,202	0.47	1.10	1.70	24.31	25.06
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	14,207	10.60	10.99	153,932	2.52	1.10	1.35	7.86	8.13
SST SA Multi-Managed International Equity Portfolio Class 3	41,997	11.60	11.61	486,111	3.09	1.10	1.40	20.74	21.10
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	10,189	16.30	17.36	171,501	0.22	1.10	1.40	28.36	28.75
SST SA Multi-Managed Large Cap Value Portfolio Class 3	13,710	13.37	14.01	186,918	2.04	1.10	1.40	26.63	27.01
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	27,502	15.96	17.16	462,023	0.00	1.10	1.40	33.87	34.27
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	26,584	12.56	13.43	350,260	1.10	1.10	1.40	23.33	23.70
SST SA Multi-Managed Small Cap Portfolio Class 3	18,037	11.99	13.86	247,120	0.00	1.10	1.70	22.15	22.88
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 1	19,996	12.63	12.69	252,656	1.41	0.40	0.55	19.45	19.63
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	5,164,089	12.68	13.08	66,911,477	1.29	1.00	1.95	17.49	18.62
SST SA T. Rowe Price Growth Stock Portfolio Class 3	24,882	16.02	18.64	455,424	0.00	1.10	1.70	27.85	28.62
SST SA Wellington Real Return Portfolio Class 1	7,266	10.54	10.66	76,944	0.33	0.40	0.80	4.84	5.26
SST SA Wellington Real Return Portfolio Class 3	23,408,737	10.35	10.60	271,949,055	0.32	1.00	2.30	3.14	4.49
SAST SA AB Growth Portfolio Class 1	9,156,462	13.25	27.95	418,161,337	0.00	0.55	1.77	32.51	34.13
SAST SA AB Growth Portfolio Class 2	475,058	95.87	106.63	48,812,760	0.00	1.40	1.97	32.05	32.80
SAST SA AB Growth Portfolio Class 3	5,989,180	26.51	30.21	353,127,185	0.00	1.00	2.30	31.49	33.21
SAST SA AB Small & Mid Cap Value Portfolio Class 1	4,069	10.16	10.18	41,424	0.00	0.40	0.55	19.30	19.48
SAST SA AB Small & Mid Cap Value Portfolio Class 2	270,468	36.18	39.14	10,502,610	0.00	1.52	1.97	17.45	17.98
SAST SA AB Small & Mid Cap Value Portfolio Class 3	11,897,460	15.75	21.11	343,498,739	0.00	1.00	2.30	17.00	18.53
SAST SA American Funds Asset Allocation Portfolio Class 1	335,415	12.86	12.91	4,319,030	2.91	0.40	0.55	20.55	20.73
SAST SA American Funds Asset Allocation Portfolio Class 3	52,222,684	15.83	18.00	1,050,321,294	1.80	1.00	2.30	18.16	19.70
SAST SA American Funds Global Growth Portfolio Class 1	7,673	11.89	11.92	91,415	0.74	0.40	0.55	34.53	34.73
SAST SA American Funds Global Growth Portfolio Class 3	14,755,988	18.79	22.57	362,404,927	0.80	1.00	2.30	31.86	33.59
SAST SA American Funds Growth Portfolio Class 1	13,028	12.24	12.33	160,128	0.00	0.40	0.80	29.71	30.23
SAST SA American Funds Growth Portfolio Class 3	12,907,285	22.22	24.81	350,406,252	0.00	1.00	2.30	27.43	29.09
SAST SA American Funds Growth-Income Portfolio Class 1	13,323	11.91	11.94	158,760	0.00	0.40	0.55	25.48	25.67
SAST SA American Funds Growth-Income Portfolio Class 3	10,983,835	20.07	21.53	258,117,453	0.00	1.00	2.30	22.89	24.50
SAST SA American Funds VCP Managed Allocation Portfolio Class 1	10,419	12.44	12.50	130,006	0.75	0.40	0.55	18.16	18.34
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	112,600,523	11.84	14.47	1,724,612,450	0.27	1.00	2.15	15.97	17.31
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 1	1,231	11.82	11.91	14,658	1.12	0.55	0.80	15.07	15.36
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	58,117,412	11.33	11.82	708,855,120	0.82	1.00	2.15	13.23	14.54
SAST SA Columbia Technology Portfolio Class 1	1,792,516	8.08	14.08	15,173,722	0.00	0.40	1.77	52.92	55.03
SAST SA Columbia Technology Portfolio Class 2	665,373	7.60	8.42	5,428,998	0.00	1.40	1.97	52.45	53.32
SAST SA Columbia Technology Portfolio Class 3	3,187,470	33.12	33.13	59,637,277	0.00	1.00	2.30	51.58	53.56
SAST SA DFA Ultra Short Bond Portfolio Class 1	2,263,791	10.20	11.42	27,055,774	1.66	0.80	1.77	0.48	1.46
SAST SA DFA Ultra Short Bond Portfolio Class 2	866,109	10.78	11.65	10,017,094	1.50	1.52	1.97	0.16	0.61
SAST SA DFA Ultra Short Bond Portfolio Class 3	15,775,900	7.84	9.55	150,074,756	1.83	1.00	2.30	-0.33	0.98
SAST SA Dogs of Wall Street Portfolio Class 1	754,109	12.85	35.66	27,939,538	2.50	0.40	1.77	22.60	24.29
SAST SA Dogs of Wall Street Portfolio Class 2	165,317	33.74	36.46	5,976,602	2.26	1.52	1.97	22.20	22.75
SAST SA Dogs of Wall Street Portfolio Class 3	3,799,420	20.33	27.78	118,452,677	2.45	1.00	2.30	21.67	23.27
SAST SA Emerging Markets Equity Index Portfolio Class 1	1,447	10.12	10.15	14,683	0.00	0.40	0.55	18.04	18.22
SAST SA Emerging Markets Equity Index Portfolio Class 3	219,368	9.89	9.99	2,181,903	0.00	1.10	1.70	16.39	17.09
SAST SA Federated Corporate Bond Portfolio Class 1	1,670,568	11.67	32.29	55,496,983	4.77	0.40	1.77	12.86	14.42
SAST SA Federated Corporate Bond Portfolio Class 2	549,723	30.45	32.97	17,981,049	4.12	1.52	1.97	12.45	12.96
SAST SA Federated Corporate Bond Portfolio Class 3	26,537,731	12.34	17.06	590,433,063	5.03	1.00	2.30	11.99	13.45

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 1	4,961	11.12	11.14	55,236	0.39	0.55	0.80	11.22	11.40
SAST SA Fidelity Institutional AM® International Growth Portfolio Class 3	84,747	11.06	11.10	938,721	0.30	1.00	1.55	10.57	10.98
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	469,192	12.50	40.97	20,147,628	2.39	0.55	1.77	24.00	25.52
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	112,600	38.66	41.82	4,652,649	2.24	1.52	1.97	23.54	24.10
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	6,981,944	13.37	14.50	151,160,749	1.99	1.00	2.30	23.10	24.71
SAST SA Fixed Income Index Portfolio Class 3	1,998,053	10.41	10.59	21,021,148	0.22	1.00	1.80	6.86	7.72
SAST SA Fixed Income Intermediate Index Portfolio Class 3	1,711,873	10.16	10.34	17,592,037	0.17	1.00	1.80	4.09	4.92
SAST SA Franklin Small Company Value Portfolio Class 3	7,386,700	16.15	18.73	144,933,900	0.71	1.00	2.30	23.31	24.92
SAST SA Franklin U.S. Equity Smart Beta Portfolio Class 3	10,549	10.82	10.83	114,199	0.32	1.15	1.30	8.22	8.26
SAST SA Global Index Allocation 60-40 Portfolio Class 3	2,909,112	10.79	10.92	31,616,986	0.00	1.00	1.70	15.88	16.70
SAST SA Global Index Allocation 75-25 Portfolio Class 1	5,217		11.06	57,683	0.00		0.55		20.06
SAST SA Global Index Allocation 75-25 Portfolio Class 3	2,902,786	10.76	10.93	31,581,446	0.00	1.00	1.95	18.05	19.18
SAST SA Global Index Allocation 90-10 Portfolio Class 1	71,789	11.00	11.08	793,997	0.00	0.40	0.80	22.28	22.77
SAST SA Global Index Allocation 90-10 Portfolio Class 3	11,822,681	10.79	10.92	128,518,535	0.00	1.00	1.70	20.92	21.77
SAST SA Goldman Sachs Global Bond Portfolio Class 1	848,448	10.87	14.39	19,392,656	0.00	0.55	1.77	4.99	6.28
SAST SA Goldman Sachs Global Bond Portfolio Class 2	223,280	20.70	22.37	4,953,642	0.00	1.52	1.97	4.65	5.12
SAST SA Goldman Sachs Global Bond Portfolio Class 3	14,671,530	10.11	11.38	207,424,846	0.00	1.00	2.30	4.18	5.55
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 1	655		11.18	7,326	2.12		0.40		18.59
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	1,627,092	10.74	10.97	17,736,976	2.46	1.00	1.95	16.52	17.63
SAST SA Index Allocation 60-40 Portfolio Class 1	3,171		12.54	39,778	0.00		0.55		19.25
SAST SA Index Allocation 60-40 Portfolio Class 3	9,054,020	12.04	12.29	110,358,370	0.00	1.00	1.70	17.55	18.38
SAST SA Index Allocation 80-20 Portfolio Class 1	131,476	13.06	13.12	1,718,802	0.00	0.40	0.55	23.21	23.40
SAST SA Index Allocation 80-20 Portfolio Class 3	16,349,098	12.45	12.80	207,511,352	0.00	1.00	1.95	21.26	22.42
SAST SA Index Allocation 90-10 Portfolio Class 1	200,686	13.32	13.38	2,676,320	0.00	0.40	0.55	25.22	25.41
SAST SA Index Allocation 90-10 Portfolio Class 3	45,263,528	12.70	13.05	586,183,530	0.00	1.00	1.95	23.11	24.28
SAST SA International Index Portfolio Class 1	91,502		10.26	939,193	0.00		0.55		20.53
SAST SA International Index Portfolio Class 3	376,044	10.35	10.48	3,924,596	0.10	1.15	1.70	18.81	19.47
SAST SA Invesco Growth Opportunities Portfolio Class 1	584,174	11.68	13.22	8,080,815	0.00	0.55	1.77	26.71	28.26
SAST SA Invesco Growth Opportunities Portfolio Class 2	226,469	12.46	13.50	3,030,330	0.00	1.52	1.97	26.18	26.74
SAST SA Invesco Growth Opportunities Portfolio Class 3	6,464,009	18.19	23.45	118,572,053	0.00	1.00	2.30	25.77	27.41
SAST SA Invesco VCP Equity-Income Portfolio Class 1	20,120	11.30	11.35	228,190	3.02	0.40	0.55	16.54	16.71
SAST SA Invesco VCP Equity-Income Portfolio Class 3	93,754,669	10.97	12.93	1,276,601,271	1.48	1.00	2.15	14.47	15.79
SAST SA Janus Focused Growth Portfolio Class 1	461,291	13.08	28.75	13,853,744	0.02	0.40	1.77	33.83	35.67
SAST SA Janus Focused Growth Portfolio Class 2	307,301	28.05	29.32	8,931,106	0.00	1.52	1.77	33.65	33.98
SAST SA Janus Focused Growth Portfolio Class 3	3,558,899	20.56	24.27	96,873,773	0.00	1.00	2.30	32.86	34.60
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,606,841	12.19	16.29	48,023,385	1.97	0.40	1.77	16.88	18.49
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	359,583	27.24	29.46	10,532,417	1.30	1.52	1.97	16.49	17.01
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	7,156,898	14.95	17.21	146,452,520	2.08	1.00	2.30	16.02	17.54
SAST SA JPMorgan Emerging Markets Portfolio Class 1	878,658	9.83	20.35	18,695,795	2.95	0.40	1.77	19.01	20.65
SAST SA JPMorgan Emerging Markets Portfolio Class 2	147,875	19.18	20.76	3,042,380	2.86	1.52	1.97	18.51	19.05
SAST SA JPMorgan Emerging Markets Portfolio Class 3	6,722,921	10.97	11.58	103,838,724	2.77	1.00	2.30	18.05	19.60
SAST SA JPMorgan Equity-Income Portfolio Class 1	1,802,201	12.32	21.45	125,680,120	2.43	0.55	1.77	24.93	26.46
SAST SA JPMorgan Equity-Income Portfolio Class 2	153,827	63.57	68.92	10,490,215	2.04	1.52	1.97	24.51	25.07
SAST SA JPMorgan Equity-Income Portfolio Class 3	5,045,127	19.22	20.96	135,241,194	2.36	1.00	2.30	23.95	25.58
SAST SA JPMorgan Global Equities Portfolio Class 1	1,071,376	10.51	33.60	37,591,764	2.25	0.55	1.77	17.79	19.23
SAST SA JPMorgan Global Equities Portfolio Class 2	108,175	31.78	35.12	3,706,157	1.78	1.40	1.97	17.32	17.99
SAST SA JPMorgan Global Equities Portfolio Class 3	1,410,216	14.28	14.91	28,038,965	2.10	1.00	2.30	16.86	18.39
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,361,753	11.16	29.76	42,035,477	2.71	0.40	1.77	7.55	9.03
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	250,513	28.94	30.30	7,548,295	2.10	1.52	1.77	7.40	7.67
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	37,382,432	10.82	13.41	633,887,209	2.74	1.00	2.30	6.56	7.95
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,220,138	12.88	18.47	39,239,784	0.00	0.40	1.77	37.13	39.02
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	480,215	29.18	32.38	15,034,433	0.00	1.40	1.97	36.68	37.46
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	3,604,392	21.76	28.92	112,120,517	0.00	1.00	2.30	36.08	37.86
SAST SA Large Cap Growth Index Portfolio Class 1	46,466		12.53	582,420	0.00		0.55		29.92
SAST SA Large Cap Growth Index Portfolio Class 3	417,934	12.25	12.40	5,155,480	0.02	1.00	1.70	28.20	29.10
SAST SA Large Cap Index Portfolio Class 3	1,471,907	12.57	12.77	18,613,266	0.02	1.00	1.70	28.41	29.31
SAST SA Large Cap Value Index Portfolio Class 1	33,231		12.24	406,753	0.01		0.55		30.81
SAST SA Large Cap Value Index Portfolio Class 3	384,986	11.96	12.10	4,632,952	0.04	1.00	1.70	29.03	29.94
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	4,305,832	25.53	79.12	331,917,040	2.02	1.40	1.77	23.48	23.94
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	600,657	69.63	77.33	44,937,837	1.76	1.40	1.97	23.09	23.80
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	9,987,562	17.86	19.10	362,183,792	1.84	1.10	2.30	22.54	24.01
SAST SA Legg Mason Tactical Opportunities Class 1	2,915	11.40	11.44	33,249	1.66	0.40	0.55	17.98	18.15
SAST SA Legg Mason Tactical Opportunities Class 3	3,590,758	11.04	11.22	40,007,611	1.77	1.00	1.70	16.29	17.11
SAST SA MFS Blue Chip Growth Portfolio Class 1	510,878	14.87	18.97	8,023,280	0.59	1.52	1.77	29.90	30.23
SAST SA MFS Blue Chip Growth Portfolio Class 2	210,752	14.07	15.21	3,175,985	0.36	1.52	1.97	29.55	30.14
SAST SA MFS Blue Chip Growth Portfolio Class 3	4,556,972	21.39	23.02	94,474,080	0.37	1.00	2.30	28.87	30.56
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	844,619	12.36	25.42	48,088,946	0.92	0.55	1.77	29.48	31.07
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	148,668	52.46	56.60	8,338,235	0.67	1.52	1.97	29.09	29.68
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	7,057,065	19.56	23.48	225,270,232	0.64	1.00	2.30	28.51	30.19
SAST SA MFS Total Return Portfolio Class 1	2,190,385	12.39	22.00	106,304,110	2.23	0.40	1.77	18.25	19.88
SAST SA MFS Total Return Portfolio Class 2	483,185	44.47	48.12	22,991,542	2.13	1.52	1.97	17.78	18.32
SAST SA MFS Total Return Portfolio Class 3	6,910,281	14.82	16.56	184,317,565	2.15	1.00	2.30	17.33	18.86
SAST SA Mid Cap Index Portfolio Class 1	1,255		11.12	13,957	0.00		0.55		24.82
SAST SA Mid Cap Index Portfolio Class 3	695,761	11.07	11.31	7,819,510	0.00	1.00	1.95	22.78	23.95
SAST SA Morgan Stanley International Equities Portfolio Class 1	1,609,167	15.74	16.51	26,550,405	2.35	1.52	1.77	18.52	18.81
SAST SA Morgan Stanley International Equities Portfolio Class 2	578,876	14.87	16.08	9,231,971	2.17	1.52	1.97	18.03	18.56

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2019			For the Year Ended December 31, 2019
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Morgan Stanley International Equities Portfolio Class 3	7,251,764	10.93	11.59	103,291,412	2.31	1.00	2.30	17.46	19.00
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	580,880	42.97	45.07	26,140,659	1.19	1.52	1.77	29.60	29.93
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	81,452	40.48	43.86	3,549,185	0.91	1.52	1.97	29.13	29.71
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	2,047,056	19.16	20.86	57,141,250	1.02	1.00	2.30	28.59	30.27
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	83,674,404	11.80	13.23	1,165,508,351	0.00	1.00	2.15	16.24	17.58
SAST SA PineBridge High-Yield Bond Portfolio Class 1	1,062,003	33.65	35.24	37,372,402	7.18	1.52	1.77	12.86	13.15
SAST SA PineBridge High-Yield Bond Portfolio Class 2	228,772	31.64	34.30	7,770,036	6.27	1.52	1.97	12.44	12.95
SAST SA PineBridge High-Yield Bond Portfolio Class 3	4,641,329	12.94	15.25	97,140,054	7.46	1.00	2.30	11.86	13.32
SAST SA Putnam International Growth and Income Portfolio Class 1	1,324,612	12.00	17.87	23,063,747	2.40	1.40	1.77	18.21	18.65
SAST SA Putnam International Growth and Income Portfolio Class 2	272,386	15.84	17.08	4,607,180	2.19	1.52	1.97	17.77	18.31
SAST SA Putnam International Growth and Income Portfolio Class 3	6,012,443	11.37	15.21	89,195,939	2.22	1.10	2.17	17.45	18.72
SAST SA Schroders VCP Global Allocation Portfolio Class 1	14,554	11.99	12.05	174,914	2.09	0.40	0.55	18.67	18.84
SAST SA Schroders VCP Global Allocation Portfolio Class 3	43,336,439	11.44	12.34	551,865,273	1.39	1.00	2.15	16.39	17.73
SAST SA Small Cap Index Portfolio Class 1	3,948	10.85	10.88	42,919	0.00	0.40	0.55	24.00	24.19
SAST SA Small Cap Index Portfolio Class 3	633,638	10.70	10.92	6,875,897	0.00	1.00	1.95	22.10	23.26
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 1	15,922	12.00	12.04	191,336	1.44	0.40	0.55	23.99	24.17
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	15,476,317	11.57	11.82	181,776,562	1.10	1.00	1.95	21.86	23.02
SAST SA T. Rowe Price VCP Balanced Portfolio Class 1	6,836		13.03	89,101	1.55		0.55		21.78
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	95,116,540	12.28	13.30	1,305,919,982	1.45	1.00	2.15	19.67	21.06
SAST SA Templeton Foreign Value Portfolio Class 2	521,383	17.97	19.69	10,209,894	0.09	1.52	1.97	9.86	10.35
SAST SA Templeton Foreign Value Portfolio Class 3	23,808,636	9.99	10.80	330,274,799	0.08	1.00	2.30	9.35	10.78
SAST SA VCP Dynamic Allocation Portfolio Class 1	16,851	12.93	13.03	219,556	0.00	0.55	0.80	19.85	20.15
SAST SA VCP Dynamic Allocation Portfolio Class 3	555,505,119	12.28	14.66	8,625,244,704	0.00	1.00	2.15	17.83	19.20
SAST SA VCP Dynamic Strategy Portfolio Class 1	17,251		12.73	219,559	0.00		0.55		19.07
SAST SA VCP Dynamic Strategy Portfolio Class 3	362,907,326	12.06	14.29	5,476,551,697	0.00	1.00	2.15	16.87	18.22
SAST SA VCP Index Allocation Portfolio Class 3	28,329,526	11.36	11.60	326,664,409	0.08	1.00	1.95	20.62	21.77
SAST SA WellsCap Aggressive Growth Portfolio Class 1	862,406	17.09	33.87	29,155,236	0.00	1.52	1.77	36.81	37.15
SAST SA WellsCap Aggressive Growth Portfolio Class 2	95,439	30.40	32.91	3,113,641	0.00	1.52	1.97	36.34	36.95
SAST SA WellsCap Aggressive Growth Portfolio Class 3	1,279,763	19.13	19.89	29,874,882	0.00	1.00	2.30	35.77	37.55
VALIC Company I International Equities Index Fund	453,139	11.77	11.79	5,326,758	3.32	1.10	1.40	19.61	19.97
VALIC Company I International Socially Responsible Fund	77,005	13.98	14.59	1,112,681	1.79	1.10	1.40	24.23	24.60
VALIC Company I Mid Cap Index Fund	298,461	14.11	15.22	4,437,633	1.36	1.10	1.40	23.96	24.34
VALIC Company I Nasdaq-100 Index Fund	169,983	18.30	21.01	3,496,878	0.39	1.10	1.70	36.33	37.15
VALIC Company I Small Cap Index Fund	243,970	12.87	15.24	3,556,921	1.11	1.10	1.70	23.04	23.78
VALIC Company I Stock Index Fund	787,087	15.28	16.92	13,142,385	1.49	1.10	1.70	28.88	29.66

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	2,027,113	25.46	26.52	53,635,417	1.66	1.52	1.77	-6.29	-6.05
American Funds IS Asset Allocation Fund Class 3	366,615	79.35	81.05	29,685,528	1.65	1.30	1.40	-5.83	-5.74
American Funds IS Capital Income Builder Class 4	250,680	9.55	10.11	2,525,208	2.45	1.10	1.70	-8.82	-8.27
American Funds IS Global Growth Fund Class 2	3,735,343	35.96	38.70	143,495,683	0.67	1.52	1.97	-10.83	-10.42
American Funds IS Growth Fund Class 2	5,540,310	38.85	41.80	229,575,955	0.45	1.52	1.97	-2.20	-1.76
American Funds IS Growth Fund Class 3	479,248	382.29	390.47	187,004,336	0.52	1.30	1.40	-1.58	-1.48
American Funds IS Growth-Income Fund Class 2	6,574,494	31.25	33.64	219,436,501	1.44	1.52	1.97	-3.71	-3.28
American Funds IS Growth-Income Fund Class 3	554,349	248.36	253.67	140,467,092	1.48	1.30	1.40	-3.09	-3.00
American Funds IS High-Income Bond Fund Class 3	92,070	100.94	103.09	9,485,774	6.15	1.30	1.40	-3.70	-3.60
American Funds IS International Fund Class 3	378,965	61.42	62.73	23,747,070	1.73	1.30	1.40	-14.32	-14.23
American Funds IS Ultra-Short Bond Fund Class 3	228,920	19.31	19.72	4,514,142	0.95	1.30	1.40	-0.04	0.06
American Funds IS US Government/AAA-Rated Securities Fund Class 3	220,852	39.48	40.32	8,898,646	1.73	1.30	1.40	-0.70	-0.60
AST SA BlackRock Multi-Asset Income Portfolio Class 1	5,476		10.00	54,731	9.29		0.55		-4.29
AST SA BlackRock Multi-Asset Income Portfolio Class 3	2,645,609	9.73	10.88	29,724,213	6.31	1.00	1.90	-5.81	-4.96
AST SA PGI Asset Allocation Portfolio Class 1	1,793,441	39.67	41.46	74,336,943	2.56	1.52	1.77	-6.23	-5.99
AST SA PGI Asset Allocation Portfolio Class 2	109,306	37.45	40.41	4,326,410	2.40	1.52	1.97	-6.53	-6.11
AST SA PGI Asset Allocation Portfolio Class 3	1,723,951	12.73	15.37	38,510,997	2.41	1.00	2.30	-6.94	-5.72
AST SA Wellington Capital Appreciation Portfolio Class 1	2,068,924	31.63	122.29	248,755,581	0.00	1.52	1.77	-2.50	-2.26
AST SA Wellington Capital Appreciation Portfolio Class 2	311,492	111.96	121.55	36,836,898	0.00	1.40	1.97	-2.83	-2.27
AST SA Wellington Capital Appreciation Portfolio Class 3	7,461,856	18.39	27.14	365,803,763	0.00	1.00	2.30	-3.25	-1.98
AST SA Wellington Government and Quality Bond Portfolio Class 1	2,354,788	13.87	21.23	49,625,212	2.01	1.52	1.77	-1.70	-1.46
AST SA Wellington Government and Quality Bond Portfolio Class 2	893,686	19.22	20.73	18,364,951	1.83	1.52	1.97	-2.05	-1.61
AST SA Wellington Government and Quality Bond Portfolio Class 3	27,592,588	10.09	11.02	414,808,827	1.82	1.00	2.30	-2.49	-1.21
AST SA Wellington Growth Portfolio Class 1	-	60.65	63.40	-	2.29	1.52	1.77	5.11	5.32
AST SA Wellington Growth Portfolio Class 2	-	57.55	61.89	-	2.01	1.52	1.97	4.82	5.20
AST SA Wellington Growth Portfolio Class 3	-	16.02	18.31	-	1.81	1.10	2.15	4.55	5.44
AST SA Wellington Natural Resources Portfolio Class 1	-	43.99	45.99	-	4.15	1.52	1.77	3.40	3.61
AST SA Wellington Natural Resources Portfolio Class 2	-	41.74	45.00	-	4.09	1.52	1.97	3.09	3.46

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AST SA Wellington Natural Resources Portfolio Class 3	-	8.64	9.97	-	3.73	1.00	2.30	2.76	3.84
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	2,651,239	10.24	10.40	27,408,241	1.58	1.00	1.70	-9.37	-8.73
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	41,385	9.98	10.69	435,002	0.62	1.10	1.70	-6.79	-6.22
BlackRock Global Allocation V.I. Fund Class III	227,133	9.61	10.25	2,261,002	0.89	1.10	1.70	-9.15	-8.60
BlackRock iShares Alternative Strategies VI Fund Class III	-	10.83	11.77	-	0.00	1.10	1.70	1.01	1.41
BlackRock iShares Dynamic Fixed Income VI Fund Class III	-	9.86	10.03	-	0.00	1.10	1.40	-2.23	-2.16
BlackRock iShares Equity Appreciation VI Fund Class 3	-	11.15	11.73	-	0.00	1.10	1.40	-2.21	-2.14
Columbia VP Asset Allocation Fund Class 1	37,168	17.04	17.80	661,579	1.62	1.52	1.77	-6.21	-5.97
Columbia VP Dividend Opportunity Fund Class 1	86,513	17.06	17.85	1,537,452	0.00	1.52	1.77	-7.39	-7.16
Columbia VP Emerging Markets Bond Fund Class 2	7,341	10.14	10.38	76,171	8.83	1.10	1.70	-8.95	-8.40
Columbia VP Income Opportunities Fund Class 1	382,858	22.55	24.80	9,306,131	5.04	1.52	2.17	-5.83	-5.21
Columbia VP Large Cap Growth Fund Class 1	1,625,494	12.27	12.49	20,238,170	0.00	1.52	2.17	-6.01	-5.40
Columbia VP Limited Duration Credit Fund Class 2	26,182	9.79	9.86	258,065	3.06	1.10	1.35	-1.36	-1.12
Columbia VP Loomis Sayles Growth Fund Class 1	126,507	13.07	13.16	1,661,792	0.00	1.52	1.77	-4.12	-3.88
Columbia VP Mid Cap Growth Opportunity Fund Class 1	17,904	16.93	19.35	340,403	0.00	1.52	2.02	-6.69	-6.21
Columbia VP Overseas Core Fund Class 2	116,243	9.90	9.96	1,157,471	2.54	1.52	1.77	-18.28	-18.08
Columbia VP Small Company Growth Fund Class 1	29,151	21.91	22.93	663,985	0.00	1.52	1.77	-3.49	-3.24
FTVIP Franklin Allocation VIP Fund Class 2	2,974,892	11.63	13.27	37,671,148	3.24	1.10	2.30	-11.71	-10.64
FTVIP Franklin Income VIP Fund Class 2	8,438,188	11.57	12.95	119,326,659	4.91	1.00	2.30	-6.49	-5.26
FTVIP Franklin Strategic Income VIP Fund Class 2	78,987	9.77	10.00	780,788	2.24	1.10	1.70	-3.79	-3.21
Goldman Sachs VIT Global Trends Allocation Fund Service Class	4,879	9.75	10.36	50,390	0.69	1.10	1.35	-5.63	-5.39
Goldman Sachs VIT Government Money Market Fund Institutional Class	70,384		10.14	713,660	0.31		0.55		1.17
Goldman Sachs VIT Government Money Market Fund Service Class	8,510,198	9.69	9.91	83,717,300	1.31	1.10	1.95	-0.49	0.37
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	88,650	8.66	8.75	773,374	2.25	1.10	1.70	-8.67	-8.12
Goldman Sachs VIT Strategic Income Fund Advisor Class	-	9.12	9.28	-	0.19	1.10	1.70	-0.26	-0.06
Invesco V.I. American Franchise Fund Series II	863,349	16.38	20.03	17,796,063	0.00	1.10	2.30	-6.09	-4.95
Invesco V.I. Balanced-Risk Allocation Fund Series II	74,606	10.21	10.63	784,492	1.50	1.10	1.40	-8.02	-7.74
Invesco V.I. Comstock Fund Series II	13,750,195	13.28	15.09	255,260,543	1.47	1.10	2.30	-14.37	-13.33
Invesco V.I. Growth and Income Fund Series II	17,989,340	13.27	15.07	353,879,831	1.82	1.10	2.30	-15.57	-14.54
Ivy VIP Asset Strategy Class II	40,786	9.00	9.51	381,131	2.09	1.10	1.70	-7.04	-6.48
Lord Abbett Bond Debenture Portfolio Class VC	100,706	10.39	11.10	1,111,216	5.28	1.10	1.70	-5.65	-5.08
Lord Abbett Fundamental Equity Portfolio Class VC	23,422	10.96	11.44	266,826	1.57	1.10	1.40	-9.44	-9.17
Lord Abbett Growth and Income Portfolio Class VC	8,937,979	13.55	13.81	154,146,994	1.34	1.00	2.30	-10.25	-9.06
Lord Abbett Mid Cap Stock Portfolio Class VC	625,120	18.96	19.77	12,326,676	0.65	1.52	1.77	-16.54	-16.33
Lord Abbett Short Duration Income Portfolio Class VC	171,712	9.97	10.24	1,748,919	4.07	1.10	1.70	-0.56	0.04
Morgan Stanley VIF Global Infrastructure Portfolio Class II	108,208	9.17	9.93	1,060,626	2.93	1.10	1.70	-9.45	-8.90
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	93,968	8.56	8.93	834,488	0.00	1.10	1.70	-8.36	-7.81
PIMCO All Asset Portfolio Advisor Class	4,334	10.15	10.18	44,132	3.47	1.10	1.35	-6.72	-6.49
PIMCO Dynamic Bond Portfolio Advisor Class	83,765	10.17	10.39	865,952	2.80	1.10	1.70	-0.79	-0.19
PIMCO Emerging Markets Bond Portfolio Advisor Class	22,441	10.57	10.86	237,457	4.36	1.10	1.40	-6.16	-5.88
PVC Diversified International Account Class 1	83,344	7.16	7.63	629,548	2.20	1.40	1.80	-19.02	-18.69
PVC Equity Income Account Class 1	585,103	17.61	18.88	10,949,628	1.88	1.40	1.80	-6.72	-6.34
PVC Equity Income Account Class 2	384,146	16.42	16.99	6,616,984	1.75	1.52	1.95	-7.08	-6.68
PVC Government & High Quality Bond Account Class 1	178,972	8.08	8.65	1,508,552	3.52	1.40	1.80	-0.90	-0.50
PVC Income Account Class 1	299,013	10.36	11.11	3,285,269	4.25	1.40	1.80	-1.02	-0.63
PVC Income Account Class 2	154,338	9.73	10.42	1,600,955	4.02	1.55	1.95	-1.48	-1.08
PVC LargeCap Growth Account Class 1	40,451	12.48	13.39	536,163	0.24	1.40	1.80	-8.96	-8.60
PVC LargeCap Growth Account Class 2	33,471	11.71	12.53	416,736	0.10	1.55	1.95	-9.33	-8.97
PVC MidCap Account Class 1	65,169	22.79	24.42	1,565,530	0.27	1.40	1.80	-8.22	-7.85
PVC MidCap Account Class 2	31,145	21.22	22.73	702,572	0.05	1.55	1.95	-8.60	-8.23
PVC Principal Capital Appreciation Account Class 1	343,884	23.85	25.58	8,741,294	1.17	1.40	1.80	-5.14	-4.76
PVC Principal Capital Appreciation Account Class 2	78,200	22.19	23.77	1,843,740	0.96	1.55	1.95	-5.51	-5.13
PVC Real Estate Securities Account Class 1	11,015	30.66	32.74	359,551	1.86	1.40	1.80	-5.93	-5.55
PVC Real Estate Securities Account Class 2	6,759	30.22	31.26	210,152	1.47	1.55	1.70	-6.09	-5.95
PVC SAM Balanced Portfolio Class 1	1,715,857	15.01	16.10	26,908,063	3.13	1.40	1.80	-6.75	-6.37
PVC SAM Balanced Portfolio Class 2	1,628,873	14.06	15.13	24,368,794	2.97	1.52	1.95	-7.09	-6.69
PVC SAM Conservative Balanced Portfolio Class 1	251,091	10.35	11.09	2,740,149	3.39	1.40	1.80	-5.22	-4.84
PVC SAM Conservative Balanced Portfolio Class 2	289,548	9.70	14.54	3,004,255	3.23	1.52	1.95	-5.62	-5.21
PVC SAM Conservative Growth Portfolio Class 1	750,535	16.11	17.27	12,656,289	2.84	1.40	1.80	-8.30	-7.93
PVC SAM Conservative Growth Portfolio Class 2	851,118	15.04	16.16	13,549,050	2.55	1.52	1.95	-8.63	-8.23
PVC SAM Flexible Income Portfolio Class 1	384,409	11.62	12.47	4,675,908	3.85	1.40	1.80	-3.73	-3.34
PVC SAM Flexible Income Portfolio Class 2	407,965	10.90	14.41	4,747,560	3.73	1.52	1.95	-4.10	-3.68
PVC SAM Strategic Growth Portfolio Class 1	160,039	17.54	18.78	2,954,716	2.20	1.40	1.80	-10.24	-9.88
PVC SAM Strategic Growth Portfolio Class 2	311,190	16.38	17.65	5,389,174	2.17	1.52	1.95	-10.64	-10.25
PVC Short-Term Income Account Class 1	218,942	7.33	7.86	1,647,806	1.94	1.40	1.80	-0.79	-0.39
PVC SmallCap Account Class 1	38,198	11.73	12.56	468,247	0.30	1.40	1.80	-12.49	-12.14

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC SmallCap Account Class 2	24,566	10.96	11.69	286,110	0.09	1.55	1.95	-12.89	-12.54
SST SA Allocation Balanced Portfolio Class 3	8,015,704	10.02	13.47	117,529,485	4.50	1.00	2.30	-6.14	-4.90
SST SA Allocation Growth Portfolio Class 1	12,900		10.59	136,656	3.97		0.55		-7.42
SST SA Allocation Growth Portfolio Class 3	5,568,909	10.08	14.70	88,235,297	4.32	1.00	2.15	-9.18	-8.13
SST SA Allocation Moderate Growth Portfolio Class 1	2,624		10.53	27,629	4.46		0.55		-6.25
SST SA Allocation Moderate Growth Portfolio Class 3	12,410,306	10.07	13.71	184,982,706	4.25	1.00	2.30	-8.08	-6.87
SST SA Allocation Moderate Portfolio Class 1	-		11.35	-	0.00		0.55		2.42
SST SA Allocation Moderate Portfolio Class 3	11,146,630	10.07	13.73	166,597,503	4.30	1.00	2.30	-7.13	-5.91
SST SA Columbia Focused Growth Portfolio Class 3	-	13.12	13.56	-	0.00	1.10	1.40	9.69	9.96
SST SA Columbia Focused Value Portfolio Class 3	10,059	11.14	12.11	120,245	4.28	1.10	1.70	-13.63	-13.11
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	17,128	9.96	10.17	171,227	2.03	1.10	1.40	-2.67	-2.37
SST SA Multi-Managed International Equity Portfolio Class 3	39,785	9.59	9.61	379,801	2.70	1.10	1.40	-15.66	-15.41
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	10,417	12.70	13.48	136,207	0.40	1.10	1.40	-3.33	-3.04
SST SA Multi-Managed Large Cap Value Portfolio Class 3	19,081	10.56	11.03	204,053	2.10	1.10	1.40	-11.21	-10.94
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	29,475	11.92	12.78	366,656	0.00	1.10	1.40	-5.07	-4.79
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	27,240	10.18	10.86	290,090	0.69	1.10	1.40	-13.29	-13.03
SST SA Multi-Managed Small Cap Portfolio Class 3	20,102	9.82	11.28	222,228	0.00	1.10	1.70	-13.27	-12.74
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 1	20,206	10.57	10.60	213,707	2.17	0.40	0.55	-9.05	-8.91
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	4,285,300	10.80	11.03	46,933,229	2.38	1.00	1.95	-10.54	-9.68
SST SA T. Rowe Price Growth Stock Portfolio Class 3	25,208	12.53	14.49	359,324	0.00	1.10	1.70	-3.10	-2.52
SST SA Wellington Real Return Portfolio Class 3	23,246,639	9.90	10.28	259,394,966	3.35	1.00	2.30	-2.49	-1.20
SAST SA AB Growth Portfolio Class 1	3,443,973	21.09	80.56	275,198,633	0.00	1.52	1.77	0.51	0.77
SAST SA AB Growth Portfolio Class 2	508,844	72.60	80.29	39,379,869	0.00	1.40	1.97	0.15	0.73
SAST SA AB Growth Portfolio Class 3	6,618,140	19.90	22.98	307,040,245	0.00	1.00	2.30	-0.28	1.04
SAST SA AB Small & Mid Cap Value Portfolio Class 2	309,550	30.80	33.18	10,195,432	0.51	1.52	1.97	-16.90	-16.52
SAST SA AB Small & Mid Cap Value Portfolio Class 3	13,241,903	13.29	18.04	323,869,520	0.32	1.00	2.30	-17.26	-16.17
SAST SA American Funds Asset Allocation Portfolio Class 1	66,637	10.66	10.69	710,711	5.38	0.40	0.55	-5.14	-5.00
SAST SA American Funds Asset Allocation Portfolio Class 3	42,900,760	13.22	15.23	721,085,470	3.09	1.00	2.30	-7.05	-5.83
SAST SA American Funds Global Growth Portfolio Class 3	17,769,533	14.06	17.12	328,237,498	1.15	1.00	2.30	-11.35	-10.18
SAST SA American Funds Growth Portfolio Class 1	6,005		9.46	56,785	5.55		0.55		-5.44
SAST SA American Funds Growth Portfolio Class 3	13,489,990	17.21	19.47	284,102,252	0.94	1.00	2.30	-2.80	-1.52
SAST SA American Funds Growth-Income Portfolio Class 1	4,976		9.49	47,237	14.80		0.55		-5.07
SAST SA American Funds Growth-Income Portfolio Class 3	11,818,330	16.12	17.52	223,453,052	2.71	1.00	2.30	-4.29	-3.03
SAST SA American Funds VCP Managed Allocation Portfolio Class 1	3,209		10.53	33,789	3.37		0.55		-5.42
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	111,175,437	10.09	12.48	1,455,963,780	1.60	1.00	2.15	-7.16	-6.08
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 1	1,096	10.27	10.32	11,316	1.79	0.55	0.80	-6.30	-6.06
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	57,785,191	9.89	10.44	617,386,703	1.13	1.00	2.15	-7.77	-6.70
SAST SA Boston Company Capital Growth Portfolio Class 1	-	15.42	16.12	-	0.70	1.52	1.77	12.89	13.12
SAST SA Boston Company Capital Growth Portfolio Class 2	-	14.63	15.73	-	0.48	1.52	1.97	12.61	13.02
SAST SA Boston Company Capital Growth Portfolio Class 3	-	14.20	17.64	-	0.24	1.10	2.17	12.35	13.31
SAST SA Columbia Technology Portfolio Class 1	1,824,181	5.28	5.52	10,066,837	0.00	1.52	1.77	-9.77	-9.54
SAST SA Columbia Technology Portfolio Class 2	672,291	4.98	5.49	3,579,530	0.00	1.40	1.97	-10.09	-9.58
SAST SA Columbia Technology Portfolio Class 3	3,462,048	21.45	21.86	38,978,966	0.00	1.10	2.30	-10.44	-9.35
SAST SA DFA Ultra Short Bond Portfolio Class 1	2,172,845	10.06	11.36	25,796,887	1.01	0.80	1.77	-0.25	0.73
SAST SA DFA Ultra Short Bond Portfolio Class 2	611,587	10.76	11.58	7,017,812	1.07	1.52	1.97	-0.62	-0.17
SAST SA DFA Ultra Short Bond Portfolio Class 3	15,119,441	7.87	9.45	143,712,140	0.81	1.00	2.30	-1.08	0.22
SAST SA Dogs of Wall Street Portfolio Class 1	784,425	29.08	30.42	23,839,608	2.45	1.52	1.77	-2.06	-1.82
SAST SA Dogs of Wall Street Portfolio Class 2	163,784	27.62	29.70	4,813,297	2.19	1.52	1.97	-2.38	-1.94
SAST SA Dogs of Wall Street Portfolio Class 3	3,860,528	16.49	22.83	98,522,734	2.19	1.00	2.30	-2.83	-1.55
SAST SA Emerging Markets Equity Index Portfolio Class 3	54,845	8.50	8.53	466,837	1.24	1.10	1.55	-14.97	-14.71
SAST SA Federated Corporate Bond Portfolio Class 1	1,491,059	28.61	29.93	44,558,381	4.10	1.52	1.77	-4.56	-4.32
SAST SA Federated Corporate Bond Portfolio Class 2	416,786	27.08	29.19	12,046,973	3.88	1.52	1.97	-4.87	-4.44
SAST SA Federated Corporate Bond Portfolio Class 3	26,035,265	10.88	15.24	521,623,142	4.01	1.00	2.30	-5.28	-4.03
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	530,039	33.04	34.57	18,311,806	2.35	1.52	1.77	-8.11	-7.88
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	131,542	31.29	33.70	4,383,222	2.20	1.52	1.97	-8.44	-8.02
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	8,050,829	10.86	11.56	141,767,083	2.12	1.10	2.30	-8.88	-7.77
SAST SA Fixed Income Index Portfolio Class 3	726,349	9.74	9.84	7,114,280	4.22	1.00	1.80	-2.66	-1.87
SAST SA Fixed Income Intermediate Index Portfolio Class 3	904,133	9.76	9.86	8,881,226	3.42	1.00	1.80	-1.47	-0.68
SAST SA Franklin Small Company Value Portfolio Class 3	8,627,581	12.93	15.19	136,229,785	0.72	1.00	2.30	-15.00	-13.88
SAST SA Global Index Allocation 60-40 Portfolio Class 1	5,561		9.40	52,293	0.20		0.55		-5.97
SAST SA Global Index Allocation 60-40 Portfolio Class 3	1,263,733	9.31	9.36	11,800,590	2.67	1.00	1.70	-6.88	-6.44
SAST SA Global Index Allocation 75-25 Portfolio Class 1	819		9.21	7,546	0.00		0.55		-7.91
SAST SA Global Index Allocation 75-25 Portfolio Class 3	1,603,092	9.11	9.17	14,673,510	2.66	1.00	1.95	-8.89	-8.31
SAST SA Global Index Allocation 90-10 Portfolio Class 1	1,766	9.01	9.02	15,929	3.06	0.40	0.55	-9.88	-9.79
SAST SA Global Index Allocation 90-10 Portfolio Class 3	6,171,131	8.92	8.97	55,235,714	2.69	1.00	1.70	-10.75	-10.33
SAST SA Goldman Sachs Global Bond Portfolio Class 1	791,876	10.23	13.71	17,196,182	3.78	0.55	1.77	-4.20	-3.02

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA Goldman Sachs Global Bond Portfolio Class 2	164,951	19.78	21.28	3,468,947	3.68	1.52	1.97	-4.50	-4.07
SAST SA Goldman Sachs Global Bond Portfolio Class 3	14,384,149	9.58	10.93	194,760,814	3.84	1.00	2.30	-4.94	-3.69
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 1	701		9.43	6,613	1.33		0.40		-8.66
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	853,362	9.22	9.33	7,931,309	1.93	1.00	1.95	-10.31	-9.44
SAST SA Index Allocation 60-40 Portfolio Class 1	3,248		10.52	34,164	3.32		0.55		-5.15
SAST SA Index Allocation 60-40 Portfolio Class 3	5,946,132	10.24	10.38	61,387,538	4.27	1.00	1.70	-6.49	-5.83
SAST SA Index Allocation 80-20 Portfolio Class 1	97,002	10.60	10.63	1,029,125	3.61	0.40	0.55	-7.00	-6.86
SAST SA Index Allocation 80-20 Portfolio Class 3	11,725,309	10.26	10.45	121,890,431	4.11	1.00	1.95	-8.58	-7.70
SAST SA Index Allocation 90-10 Portfolio Class 1	152,518	10.64	10.67	1,622,924	6.29	0.40	0.55	-8.00	-7.86
SAST SA Index Allocation 90-10 Portfolio Class 3	34,522,396	10.31	10.50	360,711,595	4.27	1.00	1.95	-9.48	-8.61
SAST SA International Index Portfolio Class 3	125,090	8.73	8.77	1,094,458	3.94	1.15	1.55	-15.59	-15.25
SAST SA Invesco Growth Opportunities Portfolio Class 1	617,701	10.43	10.91	6,730,249	0.00	1.52	1.77	-6.44	-6.20
SAST SA Invesco Growth Opportunities Portfolio Class 2	216,380	9.87	10.65	2,281,204	0.00	1.52	1.97	-6.71	-6.28
SAST SA Invesco Growth Opportunities Portfolio Class 3	7,673,370	14.20	18.64	110,610,502	0.00	1.10	2.30	-7.19	-6.06
SAST SA Invesco VCP Equity-Income Portfolio Class 1	1,750		9.69	16,959	3.40		0.55		-10.41
SAST SA Invesco VCP Equity-Income Portfolio Class 3	96,209,892	9.47	11.30	1,135,065,130	2.62	1.00	2.15	-12.09	-11.07
SAST SA Janus Focused Growth Portfolio Class 1	440,267	21.48	22.47	9,881,710	0.00	1.52	1.77	-0.47	-0.22
SAST SA Janus Focused Growth Portfolio Class 2	371,093	20.99	21.89	8,055,511	0.00	1.52	1.77	-0.65	-0.40
SAST SA Janus Focused Growth Portfolio Class 3	4,079,713	15.27	18.27	82,938,277	0.00	1.00	2.30	-1.27	0.03
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,418,413	10.25	13.94	36,219,428	1.56	0.55	1.77	-9.33	-8.21
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	252,488	23.38	25.18	6,271,020	1.37	1.52	1.97	-9.67	-9.26
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	7,060,639	12.72	14.83	123,595,292	1.48	1.00	2.30	-10.07	-8.89
SAST SA JPMorgan Emerging Markets Portfolio Class 1	971,631	17.10	26.77	17,399,983	2.11	1.52	1.77	-20.82	-20.62
SAST SA JPMorgan Emerging Markets Portfolio Class 2	174,821	16.18	17.43	3,018,765	1.96	1.52	1.97	-21.06	-20.70
SAST SA JPMorgan Emerging Markets Portfolio Class 3	7,481,053	9.17	9.81	97,478,253	1.99	1.00	2.30	-21.41	-20.38
SAST SA JPMorgan Equity-Income Portfolio Class 1	1,841,880	17.17	56.62	102,760,897	2.11	1.52	1.77	-6.15	-5.91
SAST SA JPMorgan Equity-Income Portfolio Class 2	136,711	51.06	55.10	7,447,510	1.98	1.52	1.97	-6.47	-6.04
SAST SA JPMorgan Equity-Income Portfolio Class 3	5,403,489	15.31	16.91	116,686,445	1.86	1.00	2.30	-6.87	-5.64
SAST SA JPMorgan Global Equities Portfolio Class 1	1,127,984	28.53	29.85	33,573,442	1.86	1.52	1.77	-12.64	-12.42
SAST SA JPMorgan Global Equities Portfolio Class 2	102,374	27.09	29.77	2,977,589	1.67	1.40	1.97	-12.93	-12.43
SAST SA JPMorgan Global Equities Portfolio Class 3	1,436,925	12.22	12.60	24,786,516	1.60	1.00	2.30	-13.33	-12.19
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,166,514	27.67	28.89	33,662,563	2.38	1.52	1.77	-2.30	-2.06
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	177,657	26.94	28.14	4,960,688	2.30	1.52	1.77	-2.45	-2.21
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	36,443,133	10.02	12.59	579,599,929	2.23	1.00	2.30	-2.97	-1.69
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,238,303	13.47	23.64	29,053,754	0.00	1.52	1.77	-6.56	-6.32
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	467,787	21.35	23.55	10,662,385	0.00	1.40	1.97	-6.91	-6.37
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	4,129,355	15.79	21.25	93,285,308	0.00	1.00	2.30	-7.29	-6.07
SAST SA Large Cap Growth Index Portfolio Class 3	28,048	9.57	9.60	268,780	0.59	1.00	1.55	-4.34	-3.99
SAST SA Large Cap Index Portfolio Class 3	989,431	9.79	9.85	9,708,834	4.23	1.15	1.70	-6.60	-6.08
SAST SA Large Cap Value Index Portfolio Class 3	53,221	9.27	9.30	494,134	1.42	1.10	1.70	-7.34	-6.97
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	4,500,717	20.68	62.70	279,867,530	1.73	1.52	1.77	-10.25	-10.02
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	574,400	56.57	62.46	34,755,204	1.58	1.40	1.97	-10.59	-10.08
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	11,611,118	14.40	15.59	343,641,816	1.44	1.10	2.30	-10.94	-9.86
SAST SA Legg Mason Tactical Opportunities Class 1	2,943	9.66	9.68	28,446	1.80	0.40	0.55	-6.24	-6.10
SAST SA Legg Mason Tactical Opportunities Class 3	2,154,110	9.50	9.58	20,557,995	2.35	1.00	1.70	-7.55	-6.90
SAST SA MFS Blue Chip Growth Portfolio Class 1	542,748	11.45	14.57	6,575,065	0.42	1.52	1.77	-6.92	-6.69
SAST SA MFS Blue Chip Growth Portfolio Class 2	190,402	10.86	11.69	2,205,767	0.24	1.52	1.97	-7.31	-6.89
SAST SA MFS Blue Chip Growth Portfolio Class 3	5,236,314	16.39	17.86	82,905,041	0.15	1.00	2.30	-7.65	-6.43
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	909,834	19.63	44.76	40,520,445	0.83	1.52	1.77	-7.05	-6.81
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	148,627	40.64	43.65	6,427,721	0.64	1.52	1.97	-7.40	-6.98
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	8,507,113	15.03	18.27	210,166,265	0.54	1.00	2.30	-7.80	-6.58
SAST SA MFS Telecom Utility Portfolio Class 1	-	26.05	27.23	-	4.45	1.52	1.77	2.38	2.58
SAST SA MFS Telecom Utility Portfolio Class 2	-	25.50	26.57	-	4.30	1.52	1.77	2.28	2.49
SAST SA MFS Telecom Utility Portfolio Class 3	-	12.77	17.86	-	4.05	1.10	2.30	1.77	2.76
SAST SA MFS Total Return Portfolio Class 1	2,137,865	10.33	18.61	87,756,849	2.10	0.40	1.77	-7.42	-6.13
SAST SA MFS Total Return Portfolio Class 2	572,961	37.75	40.67	23,067,850	1.92	1.52	1.97	-7.72	-7.31
SAST SA MFS Total Return Portfolio Class 3	6,598,640	12.47	14.11	152,963,635	1.91	1.00	2.30	-8.14	-6.93
SAST SA Mid Cap Index Portfolio Class 3	197,838	9.02	9.11	1,797,752	1.46	1.15	1.95	-13.57	-12.87
SAST SA Morgan Stanley International Equities Portfolio Class 1	1,612,319	13.28	13.89	22,389,028	1.24	1.52	1.77	-15.48	-15.27
SAST SA Morgan Stanley International Equities Portfolio Class 2	566,991	12.60	13.56	7,621,150	1.09	1.52	1.97	-15.72	-15.34
SAST SA Morgan Stanley International Equities Portfolio Class 3	7,888,603	9.30	9.74	95,609,192	0.97	1.00	2.30	-16.10	-15.00
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	593,991	33.15	34.69	20,578,242	1.13	1.52	1.77	-9.49	-9.26
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	86,357	31.35	33.82	2,896,117	0.93	1.52	1.97	-9.81	-9.40
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	2,210,779	14.71	16.22	48,483,895	0.87	1.00	2.30	-10.22	-9.04
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	88,710,369	10.03	11.38	1,054,290,448	2.93	1.00	2.15	-9.16	-8.10
SAST SA PineBridge High-Yield Bond Portfolio Class 1	987,009	29.82	31.15	30,708,725	6.90	1.52	1.77	-5.58	-5.34

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2018			For the Year Ended December 31 2018
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA PineBridge High-Yield Bond Portfolio Class 2	197,249	28.14	30.36	5,917,414	6.26	1.52	1.97	-5.88	-5.45
SAST SA PineBridge High-Yield Bond Portfolio Class 3	4,867,974	11.36	13.63	90,796,360	6.52	1.10	2.30	-6.25	-5.11
SAST SA Putnam International Growth and Income Portfolio Class 1	1,424,717	10.15	14.79	20,886,374	3.09	1.52	1.77	-19.09	-18.89
SAST SA Putnam International Growth and Income Portfolio Class 2	258,723	13.45	14.44	3,697,007	2.84	1.52	1.97	-19.37	-19.00
SAST SA Putnam International Growth and Income Portfolio Class 3	6,858,882	7.73	9.58	86,408,531	2.76	1.10	2.30	-19.70	-18.72
SAST SA Schroders VCP Global Allocation Portfolio Class 1	6,862		10.11	69,348	0.15		0.55		-9.30
SAST SA Schroders VCP Global Allocation Portfolio Class 3	44,346,231	9.72	10.60	481,249,786	2.12	1.00	2.15	-10.96	-9.93
SAST SA Small Cap Index Portfolio Class 3	193,101	8.76	8.86	1,704,304	1.04	1.00	1.95	-13.60	-12.77
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 1	7,267	9.68	9.70	70,374	1.11	0.40	0.55	-6.11	-5.96
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	8,728,063	9.50	9.61	83,563,828	1.40	1.00	1.95	-7.56	-6.67
SAST SA T. Rowe Price VCP Balanced Portfolio Class 1	5,537		10.70	59,261	3.32		0.55		-7.29
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	91,427,715	10.15	11.11	1,040,229,342	2.76	1.00	2.15	-9.09	-8.03
SAST SA Templeton Foreign Value Portfolio Class 2	578,168	16.35	17.84	10,260,925	4.46	1.52	1.97	-17.95	-17.58
SAST SA Templeton Foreign Value Portfolio Class 3	25,411,192	9.14	9.75	317,735,460	4.31	1.00	2.30	-18.27	-17.19
SAST SA VCP Dynamic Allocation Portfolio Class 1	17,131	10.79	10.84	185,778	8.05	0.55	0.80	-7.37	-7.14
SAST SA VCP Dynamic Allocation Portfolio Class 3	613,923,310	10.30	12.44	8,026,805,557	3.70	1.00	2.15	-8.82	-7.75
SAST SA VCP Dynamic Strategy Portfolio Class 1	17,381		10.69	185,780	8.36		0.55		-7.48
SAST SA VCP Dynamic Strategy Portfolio Class 3	398,620,387	10.20	12.23	5,106,622,977	3.84	1.00	2.15	-9.17	-8.11
SAST SA VCP Index Allocation Portfolio Class 3	18,479,638	9.42	9.53	175,476,252	4.95	1.00	1.95	-9.22	-8.35
SAST SA WellsCap Aggressive Growth Portfolio Class 1	836,002	12.50	24.70	20,601,768	0.00	1.52	1.77	-8.43	-8.20
SAST SA WellsCap Aggressive Growth Portfolio Class 2	104,285	22.30	24.03	2,485,307	0.00	1.52	1.97	-8.78	-8.36
SAST SA WellsCap Aggressive Growth Portfolio Class 3	1,184,264	14.09	14.38	20,503,098	0.00	1.10	2.30	-9.15	-8.05
SAST SA WellsCap Fundamental Growth Portfolio Class 1	-	39.22	41.00	-	0.00	1.52	1.77	11.71	11.94
SAST SA WellsCap Fundamental Growth Portfolio Class 2	-	37.08	39.95	-	0.00	1.52	1.97	11.40	11.80
SAST SA WellsCap Fundamental Growth Portfolio Class 3	-	18.78	21.16	-	0.00	1.10	2.30	11.03	12.10
VALIC Company I International Equities Index Fund	443,827	9.81	9.86	4,353,291	2.01	1.10	1.40	-14.95	-14.69
VALIC Company I International Socially Responsible Fund	76,339	11.25	11.71	885,948	1.73	1.10	1.40	-9.73	-9.46
VALIC Company I Mid Cap Index Fund	296,952	11.38	12.24	3,557,636	1.10	1.10	1.40	-12.67	-12.41
VALIC Company I Nasdaq-100 Index Fund	167,014	13.42	15.32	2,507,370	0.54	1.10	1.70	-2.31	-1.72
VALIC Company I Small Cap Index Fund	251,376	10.46	12.31	2,968,420	1.00	1.10	1.70	-12.73	-12.20
VALIC Company I Stock Index Fund	776,807	11.86	13.05	10,022,502	1.78	1.10	1.70	-6.33	-5.77

		December 31, 2017			For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	2,258,640	27.17	28.22	63,609,571	1.52	1.52	1.77	14.20	14.48
American Funds IS Asset Allocation Fund Class 3	438,551	84.27	85.99	37,677,673	1.58	1.30	1.40	14.68	14.79
American Funds IS Capital Income Builder Class 4	146,919	10.47	11.02	1,611,137	2.43	1.10	1.70	10.76	11.42
American Funds IS Global Growth Fund Class 2	4,289,148	40.33	43.21	184,043,666	0.66	1.52	1.97	28.91	29.49
American Funds IS Growth Fund Class 2	6,385,119	39.73	42.55	269,431,096	0.50	1.52	1.97	25.80	26.36
American Funds IS Growth Fund Class 3	534,374	388.44	396.35	211,655,455	0.57	1.30	1.40	26.61	26.73
American Funds IS Growth-Income Fund Class 2	7,539,285	32.46	34.78	260,278,687	1.36	1.52	1.97	20.00	20.54
American Funds IS Growth-Income Fund Class 3	640,980	244.91	250.13	167,450,242	1.42	0.75	0.85	7.05	7.17
American Funds IS High-Income Bond Fund Class 3	113,179	104.81	106.94	12,097,375	6.48	1.30	1.40	5.54	5.65
American Funds IS International Fund Class 3	427,823	71.68	73.14	31,261,822	1.33	1.30	1.40	30.40	30.53
American Funds IS Ultra-Short Bond Fund Class 3	212,145	19.32	19.71	4,180,825	0.37	1.30	1.40	-0.86	-0.76
American Funds IS US Government/AAA-Rated Securities Fund Class 3	252,166	39.75	40.56	10,222,233	1.36	1.30	1.40	0.31	0.41
AST SA BlackRock Multi-Asset Income Portfolio Class 1	583		10.44	6,091	0.00		0.55		4.43
AST SA BlackRock Multi-Asset Income Portfolio Class 3	1,400,871	10.24	11.34	16,582,698	2.43	1.00	2.30	2.42	3.74
AST SA PGI Asset Allocation Portfolio Class 1	2,021,747	42.31	44.10	89,143,380	2.64	1.52	1.77	11.76	12.04
AST SA PGI Asset Allocation Portfolio Class 2	126,277	40.07	43.04	5,333,892	2.44	1.52	1.97	11.37	11.87
AST SA PGI Asset Allocation Portfolio Class 3	1,784,246	13.51	16.52	43,796,259	2.55	1.00	2.30	10.90	12.34
AST SA Wellington Capital Appreciation Portfolio Class 1	2,351,268	32.44	125.11	289,531,323	0.00	1.52	1.77	30.46	30.78
AST SA Wellington Capital Appreciation Portfolio Class 2	358,233	115.22	124.38	43,466,909	0.00	1.40	1.97	30.00	30.74
AST SA Wellington Capital Appreciation Portfolio Class 3	8,445,353	18.68	28.05	432,692,185	0.00	1.10	2.30	29.45	31.00
AST SA Wellington Government and Quality Bond Portfolio Class 1	2,667,599	14.11	21.55	57,076,950	1.75	1.52	1.77	1.13	1.39
AST SA Wellington Government and Quality Bond Portfolio Class 2	1,071,364	19.63	21.07	22,378,418	1.57	1.52	1.97	0.85	1.31
AST SA Wellington Government and Quality Bond Portfolio Class 3	33,108,814	10.21	11.30	509,688,431	1.57	1.00	2.30	0.42	1.73
AST SA Wellington Growth Portfolio Class 1	1,082,048	57.70	60.19	65,049,649	1.16	1.52	1.77	17.69	17.98
AST SA Wellington Growth Portfolio Class 2	283,027	54.90	58.83	16,502,563	0.98	1.52	1.97	17.28	17.81
AST SA Wellington Growth Portfolio Class 3	2,132,781	15.19	51.79	85,644,992	0.93	1.10	2.17	16.93	18.18
AST SA Wellington Natural Resources Portfolio Class 1	511,295	42.55	44.39	22,674,292	2.41	1.52	1.77	13.05	13.33
AST SA Wellington Natural Resources Portfolio Class 2	119,713	40.49	43.49	5,109,420	2.27	1.52	1.97	12.66	13.16
AST SA Wellington Natural Resources Portfolio Class 3	3,481,029	8.41	9.56	66,140,638	2.24	1.10	2.30	12.17	13.52
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	1,075,356	11.32	11.40	12,218,739	0.28	1.00	1.55	14.28	14.91
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	63,521	10.70	11.40	704,813	2.22	1.10	1.70	12.79	13.47
BlackRock Global Allocation V.I. Fund Class III	233,444	10.58	11.21	2,544,314	1.32	1.10	1.70	11.80	12.47
BlackRock iShares Alternative Strategies VI Fund Class III	104,662	10.72	11.60	1,187,714	2.65	1.10	1.70	10.56	11.22
BlackRock iShares Dynamic Fixed Income VI Fund Class III	34,682	10.08	10.25	353,270	2.69	1.10	1.40	2.16	2.47
BlackRock iShares Equity Appreciation VI Fund Class 3	14,940	11.40	11.99	176,957	1.68	1.10	1.40	19.88	20.24

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2017			For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
Columbia VP Asset Allocation Fund Class 1	43,915	18.17	18.93	831,361	1.65	1.52	1.77	13.60	13.88
Columbia VP Dividend Opportunity Fund Class 1	100,166	18.43	19.23	1,915,068	0.00	1.52	1.77	12.38	12.66
Columbia VP Emerging Markets Bond Fund Class 2	472	11.14	11.33	5,346	5.85	1.10	1.70	9.82	10.47
Columbia VP Income Opportunities Fund Class 1	457,734	23.94	26.16	11,742,899	5.68	1.52	2.17	4.28	4.96
Columbia VP Large Cap Growth Fund Class 1	1,853,480	13.06	13.20	24,420,259	0.00	1.52	2.17	25.39	26.21
Columbia VP Limited Duration Credit Fund Class 2	13,635		9.98	135,631	4.63	1.10	1.40	0.39	0.69
Columbia VP Loomis Sayles Growth Fund Class 1	138,744	13.63	13.69	1,897,331	0.00	1.52	1.77	30.70	31.03
Columbia VP Mid Cap Growth Opportunity Fund Class 1	19,249	18.15	20.63	390,642	0.00	1.52	2.02	20.53	21.14
Columbia VP Overseas Core Fund Class 2	115,655	12.11	12.16	1,405,945	1.94	1.52	1.77	24.96	25.27
Columbia VP Small Company Growth Fund Class 1	32,307	22.70	23.69	761,082	0.00	1.52	1.77	26.99	27.30
FTVIP Franklin Allocation VIP Fund Class 2	3,385,228	13.17	14.85	48,136,825	2.72	1.10	2.30	9.44	10.76
FTVIP Franklin Income VIP Fund Class 2	9,766,849	13.85	15.64	146,560,863	4.12	1.10	2.30	7.19	8.48
FTVIP Franklin Strategic Income VIP Fund Class 2	114,163	10.15	10.33	1,171,835	3.58	1.10	1.70	2.80	3.42
Goldman Sachs VIT Global Trends Allocation Fund Service Class	4,837	10.33	10.95	52,958	0.32	1.10	1.35	11.60	11.88
Goldman Sachs VIT Government Money Market Fund Institutional Class	1,993		10.02	19,973	0.08		0.55		0.22
Goldman Sachs VIT Government Money Market Fund Service Class	5,174,833	9.74	9.87	50,845,358	0.49	1.10	1.90	-1.38	-0.59
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	92,876	9.48	9.52	882,319	2.03	1.10	1.70	3.38	4.00
Goldman Sachs VIT Strategic Income Fund Advisor Class	10,010	9.12	9.39	92,641	0.84	1.10	1.35	-3.63	-3.39
Invesco V.I. American Franchise Fund Series II	984,724	17.23	21.33	21,434,759	0.00	1.10	2.30	24.15	25.64
Invesco V.I. Balanced-Risk Allocation Fund Series II	59,289	11.10	11.53	673,985	4.21	1.10	1.40	8.31	8.63
Invesco V.I. Comstock Fund Series II	15,115,708	15.32	17.63	326,546,085	1.94	1.10	2.30	14.91	16.29
Invesco V.I. Growth and Income Fund Series II	19,707,806	15.53	17.85	457,564,123	1.29	1.10	2.30	11.45	12.79
Ivy VIP Asset Strategy Class II	36,304	9.68	10.17	364,798	1.55	1.10	1.70	16.29	16.98
Lord Abbett Bond Debenture Portfolio Class VC	100,074	11.01	11.70	1,159,872	4.31	1.10	1.70	7.38	8.02
Lord Abbett Fundamental Equity Portfolio Class VC	22,863	12.10	12.60	286,796	1.18	1.10	1.40	11.01	11.35
Lord Abbett Growth and Income Portfolio Class VC	10,424,570	15.09	15.11	199,036,637	1.30	1.10	2.30	10.81	12.14
Lord Abbett Mid Cap Stock Portfolio Class VC	740,010	22.72	23.63	17,441,023	0.58	1.52	1.77	4.96	5.22
Lord Abbett Short Duration Income Portfolio Class VC	119,329	10.02	10.24	1,215,588	3.95	1.10	1.70	0.47	1.07
Morgan Stanley VIF Global Infrastructure Portfolio Class II	100,721	10.13	10.90	1,081,536	1.97	1.10	1.70	10.65	11.32
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	90,513	9.34	9.69	872,098	0.00	1.10	1.70	4.89	5.52
PIMCO All Asset Portfolio Advisor Class	3,324	10.88	10.89	36,196	4.06	1.10	1.35	11.86	12.14
PIMCO Dynamic Bond Portfolio Advisor Class	86,098	10.25	10.41	892,864	1.66	1.10	1.70	3.14	3.76
PIMCO Emerging Markets Bond Portfolio Advisor Class	16,871	11.23	11.57	190,856	5.06	1.10	1.40	8.24	8.57
PVC Diversified International Account Class 1	94,227	8.84	9.38	876,588	1.89	1.40	1.80	26.77	27.27
PVC Equity Income Account Class 1	702,864	18.87	20.16	14,019,976	2.22	1.40	1.80	18.92	19.40
PVC Equity Income Account Class 2	460,725	17.67	18.21	8,521,794	1.94	1.52	1.95	18.44	18.95
PVC Government & High Quality Bond Account Class 1	252,736	8.15	8.69	2,153,085	4.13	1.40	1.80	0.06	0.46
PVC Income Account Class 1	351,551	10.46	11.18	3,884,877	4.35	1.40	1.80	3.25	3.66
PVC Income Account Class 2	174,373	9.87	10.53	1,828,733	4.03	1.55	1.95	2.85	3.26
PVC LargeCap Growth Account Class 1	44,816	13.71	14.65	649,905	0.39	1.40	1.80	32.49	33.02
PVC LargeCap Growth Account Class 2	36,730	12.91	13.76	502,580	0.16	1.55	1.95	31.95	32.48
PVC MidCap Account Class 1	77,069	24.83	26.50	2,006,847	0.55	1.40	1.80	23.28	23.78
PVC MidCap Account Class 2	31,625	23.22	24.76	777,389	0.34	1.55	1.95	22.78	23.27
PVC Principal Capital Appreciation Account Class 1	399,871	25.15	26.85	10,649,159	1.24	1.40	1.80	18.60	19.08
PVC Principal Capital Appreciation Account Class 2	87,707	23.49	25.06	2,181,936	1.04	1.55	1.95	18.14	18.61
PVC Real Estate Securities Account Class 1	11,579	32.59	34.66	400,477	1.66	1.40	1.80	7.25	7.68
PVC Real Estate Securities Account Class 2	8,507	32.18	33.24	281,058	1.50	1.55	1.70	7.11	7.27
PVC SAM Balanced Portfolio Class 1	1,930,268	16.10	17.19	32,413,454	2.08	1.40	1.80	13.16	13.61
PVC SAM Balanced Portfolio Class 2	1,781,409	15.13	16.22	28,573,506	1.97	1.52	1.95	12.67	13.15
PVC SAM Conservative Balanced Portfolio Class 1	272,930	10.93	11.66	3,135,209	2.82	1.40	1.80	9.48	9.91
PVC SAM Conservative Balanced Portfolio Class 2	317,546	10.28	15.34	3,476,585	2.52	1.52	1.95	9.00	9.47
PVC SAM Conservative Growth Portfolio Class 1	936,499	17.57	18.75	17,121,727	1.57	1.40	1.80	17.65	18.12
PVC SAM Conservative Growth Portfolio Class 2	972,901	16.47	17.61	16,899,421	1.32	1.52	1.95	17.16	17.67
PVC SAM Flexible Income Portfolio Class 1	455,926	12.07	12.90	5,757,746	3.35	1.40	1.80	6.48	6.91
PVC SAM Flexible Income Portfolio Class 2	493,134	11.36	14.96	5,957,226	2.97	1.52	1.95	6.05	6.51
PVC SAM Strategic Growth Portfolio Class 1	186,940	19.54	20.84	3,831,504	1.56	1.40	1.80	20.05	20.53
PVC SAM Strategic Growth Portfolio Class 2	364,554	18.33	19.66	7,050,266	1.21	1.52	1.95	19.60	20.11
PVC Short-Term Income Account Class 1	210,478	7.38	7.89	1,601,410	1.72	1.40	1.80	0.56	0.97
PVC SmallCap Account Class 1	53,912	13.40	14.29	746,306	0.37	1.40	1.80	10.86	11.30
PVC SmallCap Account Class 2	30,689	12.58	13.37	407,370	0.14	1.55	1.95	10.40	10.84
SST SA Allocation Balanced Portfolio Class 3	8,614,951	11.28	14.35	133,341,324	1.59	1.10	2.30	8.02	9.32
SST SA Allocation Growth Portfolio Class 3	3,325,400	10.97	16.19	57,261,512	1.25	1.00	2.15	9.68	15.33
SST SA Allocation Moderate Growth Portfolio Class 1	3,197		11.23	35,910	0.25		0.55		12.31
SST SA Allocation Moderate Growth Portfolio Class 3	13,289,970	10.81	14.92	213,552,544	1.46	1.00	2.30	8.11	12.54
SST SA Allocation Moderate Portfolio Class 1	1,802		11.08	19,973	0.00		0.55		10.83
SST SA Allocation Moderate Portfolio Class 3	11,808,264	1.46	4.67	188,107,096	1.47	0.30	1.50	9.50	10.83
SST SA Columbia Focused Growth Portfolio Class 3	14,626	11.96	12.34	179,884	0.00	1.10	1.40	33.03	33.43
SST SA Columbia Focused Value Portfolio Class 3	6,117	12.89	13.94	83,448	1.47	1.10	1.70	19.35	20.07
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	24,999	10.23	10.41	254,806	2.61	1.10	1.40	2.29	2.60
SST SA Multi-Managed International Equity Portfolio Class 3	33,506	11.33	11.39	378,935	2.26	1.10	1.40	24.66	25.04
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	11,138	13.14	13.91	147,016	0.29	1.10	1.40	25.61	25.99
SST SA Multi-Managed Large Cap Value Portfolio Class 3	13,111	11.89	12.39	158,154	2.08	1.10	1.40	12.45	12.78
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	29,424	12.56	13.42	385,834	0.00	1.10	1.40	24.25	24.62
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	27,143	11.75	12.49	331,327	1.01	1.10	1.40	11.07	11.40

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2017			For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SST SA Multi-Managed Small Cap Portfolio Class 3	13,747	11.32	12.93	172,473	0.14	1.10	1.70	8.37	9.02
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	2,015,324	12.07	12.21	24,488,106	2.40	1.00	1.95	17.19	18.30
SST SA T. Rowe Price Growth Stock Portfolio Class 3	18,852	12.93	14.87	275,162	0.00	1.10	1.70	30.65	31.43
SST SA Wellington Real Return Portfolio Class 1	-		10.12	-	0.00		0.80		1.22
SST SA Wellington Real Return Portfolio Class 3	26,817,930	10.02	10.54	304,273,375	2.16	1.00	2.30	-0.38	0.24
SAST SA AB Growth Portfolio Class 1	2,256,069	20.99	79.95	178,356,404	0.04	1.52	1.77	29.69	30.01
SAST SA AB Growth Portfolio Class 2	257,411	72.49	79.71	19,887,731	0.00	1.40	1.97	29.24	29.97
SAST SA AB Growth Portfolio Class 3	2,291,734	19.61	23.04	107,720,106	0.00	1.10	2.30	28.69	30.23
SAST SA AB Small & Mid Cap Value Portfolio Class 2	361,455	37.07	39.74	14,272,200	0.21	1.52	1.97	10.72	11.21
SAST SA AB Small & Mid Cap Value Portfolio Class 3	14,140,741	15.78	21.80	417,732,726	0.14	1.10	2.30	10.24	11.57
SAST SA American Funds Asset Allocation Portfolio Class 1	7,360		11.24	82,743	0.00		0.55		12.42
SAST SA American Funds Asset Allocation Portfolio Class 3	28,637,415	14.04	16.39	509,770,442	0.84	1.00	2.30	13.26	14.74
SAST SA American Funds Global Growth Portfolio Class 3	19,761,382	15.59	19.31	408,793,177	0.92	1.10	2.30	28.13	29.67
SAST SA American Funds Growth Portfolio Class 3	15,275,769	17.40	20.03	328,360,182	0.45	1.10	2.30	25.04	26.54
SAST SA American Funds Growth-Income Portfolio Class 3	13,148,407	16.55	18.30	257,275,092	1.57	1.10	2.30	19.26	20.70
SAST SA American Funds VCP Managed Allocation Portfolio Class 1	547		11.13	6,092	0.00		0.55		11.34
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	104,730,830	10.75	13.44	1,465,252,211	0.78	1.00	2.15	7.45	12.03
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 1	-	10.97	10.99	-	0.00	0.55	0.80	9.65	9.90
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	55,477,093	10.60	11.32	637,444,039	0.01	1.00	2.15	6.01	9.67
SAST SA Boston Company Capital Growth Portfolio Class 1	326,681	13.66	14.25	4,643,287	0.30	1.52	1.77	21.63	21.93
SAST SA Boston Company Capital Growth Portfolio Class 2	102,463	12.99	13.92	1,409,011	0.15	1.52	1.97	21.20	21.75
SAST SA Boston Company Capital Growth Portfolio Class 3	2,989,482	12.64	15.57	44,215,953	0.09	1.10	2.17	20.84	22.14
SAST SA Columbia Technology Portfolio Class 1	2,093,063	5.85	6.11	12,769,743	0.00	1.52	1.77	32.82	33.16
SAST SA Columbia Technology Portfolio Class 2	730,919	5.54	6.07	4,319,847	0.00	1.40	1.97	32.36	33.11
SAST SA Columbia Technology Portfolio Class 3	3,895,817	23.66	24.41	45,653,006	0.00	1.10	2.30	31.80	33.38
SAST SA DFA Ultra Short Bond Portfolio Class 1	2,228,471	9.99	11.39	26,448,880	0.30	0.80	1.77	-1.05	-0.15
SAST SA DFA Ultra Short Bond Portfolio Class 2	560,787	10.83	11.60	6,436,847	0.11	1.52	1.97	-1.40	-0.95
SAST SA DFA Ultra Short Bond Portfolio Class 3	15,005,045	7.96	9.43	145,166,212	0.03	1.00	2.30	-1.82	-0.54
SAST SA Dogs of Wall Street Portfolio Class 1	894,760	29.70	30.99	27,695,274	2.24	1.52	1.77	16.74	17.03
SAST SA Dogs of Wall Street Portfolio Class 2	207,186	28.29	30.29	6,220,861	2.12	1.52	1.97	16.33	16.86
SAST SA Dogs of Wall Street Portfolio Class 3	4,536,213	16.67	23.50	118,646,939	2.13	1.10	2.30	15.84	17.23
SAST SA Federated Corporate Bond Portfolio Class 1	1,705,764	29.97	31.29	53,276,131	4.40	1.52	1.77	4.77	5.03
SAST SA Federated Corporate Bond Portfolio Class 2	511,063	28.47	30.55	15,464,857	4.06	1.52	1.97	4.41	4.88
SAST SA Federated Corporate Bond Portfolio Class 3	30,602,211	11.34	16.09	644,587,323	4.29	1.00	2.30	3.96	5.32
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	630,704	35.96	37.52	23,652,055	2.74	1.52	1.77	3.54	3.80
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	151,544	34.17	36.63	5,498,633	2.54	1.52	1.97	3.18	3.64
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	9,501,089	11.92	12.54	182,914,559	2.60	1.10	2.30	2.74	3.98
SAST SA Fixed Income Index Portfolio Class 3	100,488	10.01	10.02	1,006,326	0.00	1.15	1.70	0.07	0.20
SAST SA Fixed Income Intermediate Index Portfolio Class 3	81,380	9.91	9.92	807,053	0.00	1.15	1.55	-0.89	-0.80
SAST SA Franklin Small Company Value Portfolio Class 3	9,350,466	14.95	17.87	172,345,919	0.39	1.10	2.30	7.06	8.35
SAST SA Goldman Sachs Global Bond Portfolio Class 1	894,435	14.31	22.74	20,275,282	2.93	1.52	1.77	4.94	5.20
SAST SA Goldman Sachs Global Bond Portfolio Class 2	190,433	20.71	22.18	4,181,119	2.66	1.52	1.97	4.58	5.05
SAST SA Goldman Sachs Global Bond Portfolio Class 3	16,333,967	9.95	11.49	232,541,688	2.79	1.00	2.30	4.13	5.49
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3	66,524	10.29	10.30	684,988	0.22	1.15	1.55	2.89	2.99
SAST SA Index Allocation 60-40 Portfolio Class 1	3,296		11.09	36,553	0.90		0.55		10.91
SAST SA Index Allocation 60-40 Portfolio Class 3	2,196,778	10.95	11.02	24,151,784	0.68	1.00	1.70	9.52	10.21
SAST SA Index Allocation 80-20 Portfolio Class 1	-		11.40	-	0.00		0.55		13.96
SAST SA Index Allocation 80-20 Portfolio Class 3	5,324,505	11.25	11.32	60,146,364	1.07	1.00	1.70	12.54	13.25
SAST SA Index Allocation 90-10 Portfolio Class 1	12,090		11.57	139,833	0.00		0.55		15.66
SAST SA Index Allocation 90-10 Portfolio Class 3	14,744,972	11.40	11.49	169,041,332	1.05	1.00	1.95	13.96	14.93
SAST SA International Index Portfolio Class 3	13,191	10.33	10.35	136,435	1.80	1.15	1.80	3.32	3.48
SAST SA Invesco Growth Opportunities Portfolio Class 1	658,025	11.15	11.63	7,644,244	0.00	1.52	1.77	22.67	22.97
SAST SA Invesco Growth Opportunities Portfolio Class 2	232,088	10.58	11.37	2,613,375	0.00	1.52	1.97	22.24	22.79
SAST SA Invesco Growth Opportunities Portfolio Class 3	9,032,810	15.11	20.09	138,642,573	0.00	1.10	2.30	21.72	23.18
SAST SA Invesco VCP Equity-Income Portfolio Class 3	95,069,578	10.65	12.85	1,265,407,256	0.90	1.00	2.15	6.50	7.66
SAST SA Janus Focused Growth Portfolio Class 1	521,692	21.58	22.52	11,733,946	0.00	1.52	1.77	27.88	28.20
SAST SA Janus Focused Growth Portfolio Class 2	429,263	21.12	21.97	9,363,245	0.00	1.52	1.77	27.69	28.00
SAST SA Janus Focused Growth Portfolio Class 3	4,844,465	15.20	18.50	99,116,815	0.00	1.10	2.30	26.89	28.41
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,516,772	15.38	28.44	42,911,852	1.59	1.52	1.77	12.56	12.84
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	285,880	25.89	27.75	7,830,579	1.41	1.52	1.97	12.17	12.67
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	6,121,123	13.96	16.50	119,496,366	1.45	1.00	2.30	11.69	13.14
SAST SA JPMorgan Emerging Markets Portfolio Class 1	1,104,487	21.59	33.73	24,911,399	2.05	1.52	1.77	39.79	40.14
SAST SA JPMorgan Emerging Markets Portfolio Class 2	190,908	20.50	21.99	4,158,759	1.89	1.52	1.97	39.31	39.93
SAST SA JPMorgan Emerging Markets Portfolio Class 3	7,650,357	11.46	12.48	126,652,852	1.74	1.10	2.30	38.71	40.38
SAST SA JPMorgan Equity-Income Portfolio Class 1	2,083,378	18.30	60.17	123,687,488	2.07	1.52	1.77	16.22	16.51
SAST SA JPMorgan Equity-Income Portfolio Class 2	154,933	54.59	58.65	8,988,827	1.91	1.52	1.97	15.81	16.34
SAST SA JPMorgan Equity-Income Portfolio Class 3	6,070,332	16.15	18.15	140,944,540	1.91	1.10	2.30	15.32	16.71
SAST SA JPMorgan Global Equities Portfolio Class 1	1,235,550	32.66	34.08	41,995,898	1.81	1.52	1.77	22.17	22.47
SAST SA JPMorgan Global Equities Portfolio Class 2	114,017	31.12	33.99	3,790,728	1.68	1.40	1.97	21.74	22.44
SAST SA JPMorgan Global Equities Portfolio Class 3	1,565,465	14.10	14.28	30,823,302	1.59	1.10	2.30	21.22	22.68
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,278,053	28.32	29.50	37,655,182	2.31	1.52	1.77	2.13	2.39
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	221,946	27.62	28.78	6,341,421	2.18	1.52	1.77	1.98	2.23

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2017			For the Year Ended December 31 2017
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	43,011,014	10.19	12.97	703,755,258	2.16	1.00	2.30	1.34	2.66
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,337,546	14.42	25.24	33,512,190	0.00	1.52	1.77	27.38	27.70
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	525,997	22.94	25.16	12,833,247	0.00	1.40	1.97	26.94	27.66
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	4,655,356	16.73	22.92	112,694,882	0.00	1.10	2.30	26.39	27.91
SAST SA Large Cap Index Portfolio Class 3	553,199	10.48	10.49	5,798,341	0.00	1.15	1.55	4.81	4.91
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	4,994,805	23.04	69.68	345,232,161	1.76	1.52	1.77	18.46	18.76
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	638,187	63.27	69.46	43,046,918	1.59	1.40	1.97	18.05	18.72
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	12,159,415	15.98	17.50	413,453,388	1.54	1.10	2.30	17.55	18.96
SAST SA Legg Mason Tactical Opportunities Class 1	2,314		10.31	23,851	0.36		0.55		3.05
SAST SA Legg Mason Tactical Opportunities Class 3	283,268	10.28	10.29	2,912,461	0.27	1.15	1.55	2.76	2.85
SAST SA MFS Blue Chip Growth Portfolio Class 1	628,960	12.30	15.61	8,154,326	0.72	1.52	1.77	24.81	25.13
SAST SA MFS Blue Chip Growth Portfolio Class 2	224,398	11.72	12.55	2,793,112	0.53	1.52	1.97	24.38	24.94
SAST SA MFS Blue Chip Growth Portfolio Class 3	5,856,762	17.43	19.34	99,386,742	0.47	1.10	2.30	23.85	25.34
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	1,037,465	21.12	48.03	49,594,539	1.04	1.52	1.77	21.26	21.56
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	179,689	43.89	46.92	8,355,736	0.85	1.52	1.97	20.84	21.38
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	9,771,722	16.01	19.81	261,223,335	0.81	1.10	2.30	20.32	21.77
SAST SA MFS Telecom Utility Portfolio Class 1	422,559	25.45	26.55	11,206,865	2.68	1.52	1.77	12.99	13.27
SAST SA MFS Telecom Utility Portfolio Class 2	47,993	24.93	25.92	1,227,250	2.48	1.52	1.77	12.82	13.10
SAST SA MFS Telecom Utility Portfolio Class 3	1,112,532	12.43	17.55	22,400,428	2.41	1.10	2.30	12.11	13.46
SAST SA MFS Total Return Portfolio Class 1	2,420,528	20.10	44.95	107,789,576	2.46	1.52	1.77	10.26	10.54
SAST SA MFS Total Return Portfolio Class 2	663,581	40.91	43.88	28,831,401	2.29	1.52	1.97	9.88	10.37
SAST SA MFS Total Return Portfolio Class 3	6,814,323	13.40	15.36	177,549,051	2.28	1.00	2.30	9.41	10.84
SAST SA Mid Cap Index Portfolio Class 3	16,855	10.43	10.45	176,136	0.60	1.15	1.95	4.35	4.54
SAST SA Morgan Stanley International Equities Portfolio Class 1	1,839,686	15.72	16.40	30,148,322	1.20	1.52	1.77	22.86	23.17
SAST SA Morgan Stanley International Equities Portfolio Class 2	635,865	14.95	16.02	10,105,910	1.03	1.52	1.97	22.43	22.98
SAST SA Morgan Stanley International Equities Portfolio Class 3	8,553,906	11.09	11.41	123,218,042	0.97	1.10	2.30	21.91	23.37
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	681,584	36.63	38.23	26,027,800	1.03	1.52	1.77	14.83	15.11
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	99,114	34.75	37.32	3,671,426	0.84	1.52	1.97	14.43	14.94
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	2,416,386	16.10	18.07	59,024,297	0.83	1.10	2.30	13.94	15.31
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 1	-		11.37	-	0.00		0.55		13.72
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	90,455,794	10.92	12.53	1,173,983,269	0.19	1.00	2.15	9.16	13.72
SAST SA PineBridge High-Yield Bond Portfolio Class 1	1,156,588	31.58	32.91	38,016,279	9.09	1.52	1.77	7.81	8.08
SAST SA PineBridge High-Yield Bond Portfolio Class 2	246,858	29.89	32.11	7,827,063	8.89	1.52	1.97	7.44	7.92
SAST SA PineBridge High-Yield Bond Portfolio Class 3	5,860,995	11.97	14.54	116,360,217	0.00	1.10	2.30	6.98	8.27
SAST SA Putnam International Growth and Income Portfolio Class 1	1,625,391	12.54	18.24	29,412,803	1.53	1.52	1.77	22.32	22.62
SAST SA Putnam International Growth and Income Portfolio Class 2	292,252	16.68	17.83	5,160,572	1.37	1.52	1.97	21.89	22.44
SAST SA Putnam International Growth and Income Portfolio Class 3	7,426,724	9.62	11.79	115,766,412	1.23	1.10	2.30	21.37	22.83
SAST SA Schroders VCP Global Allocation Portfolio Class 1	14,826		11.14	165,195	0.00		0.55		11.43
SAST SA Schroders VCP Global Allocation Portfolio Class 3	44,083,192	10.79	11.87	532,884,307	0.00	1.00	2.30	7.92	10.53
SAST SA Small Cap Index Portfolio Class 3	12,405	10.14	10.16	125,918	0.23	1.15	1.95	1.38	1.57
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3	521,341	10.28	10.29	5,363,729	0.20	1.15	1.70	2.78	2.92
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	75,659,289	11.03	12.19	939,117,877	0.03	0.85	2.30	10.31	16.21
SAST SA Templeton Foreign Value Portfolio Class 2	624,363	19.93	21.64	13,450,684	2.52	1.52	1.97	19.22	19.75
SAST SA Templeton Foreign Value Portfolio Class 3	26,653,126	11.18	11.72	405,761,879	2.44	1.10	2.30	18.71	20.14
SAST SA VCP Dynamic Allocation Portfolio Class 1	2,865	11.65	11.68	33,454	1.11	0.55	0.80	16.52	16.78
SAST SA VCP Dynamic Allocation Portfolio Class 3	661,860,534	11.17	13.64	9,416,742,282	1.10	1.00	2.15	11.65	17.40
SAST SA VCP Dynamic Strategy Portfolio Class 1	2,896		11.55	33,455	1.08		0.55		15.53
SAST SA VCP Dynamic Strategy Portfolio Class 3	429,754,292	11.10	13.46	6,014,279,127	1.07	1.00	2.15	11.02	15.85
SAST SA VCP Index Allocation Portfolio Class 3	948,845	10.38	10.40	9,859,521	0.29	1.00	1.95	3.76	3.98
SAST SA WellsCap Aggressive Growth Portfolio Class 1	908,624	13.65	26.90	24,394,787	0.00	1.52	1.77	27.32	27.64
SAST SA WellsCap Aggressive Growth Portfolio Class 2	115,170	24.44	26.22	2,993,503	0.00	1.52	1.97	26.88	27.45
SAST SA WellsCap Aggressive Growth Portfolio Class 3	1,335,480	15.51	15.64	25,328,561	0.00	1.10	2.30	26.33	27.85
SAST SA WellsCap Fundamental Growth Portfolio Class 1	1,099,281	35.11	36.63	40,191,723	0.27	1.52	1.77	33.31	33.64
SAST SA WellsCap Fundamental Growth Portfolio Class 2	67,911	33.28	35.73	2,394,692	0.13	1.52	1.97	32.84	33.44
SAST SA WellsCap Fundamental Growth Portfolio Class 3	1,980,283	16.75	19.06	59,517,003	0.02	1.10	2.30	32.28	33.87
VALIC Company I International Equities Index Fund	410,941	11.50	11.59	4,727,345	2.29	1.10	1.40	22.63	22.99
VALIC Company I International Socially Responsible Fund	76,390	12.46	12.94	979,815	1.33	1.10	1.40	21.01	21.37
VALIC Company I Mid Cap Index Fund	275,964	13.04	13.98	3,780,228	0.97	1.10	1.40	14.30	14.64
VALIC Company I Nasdaq-100 Index Fund	161,740	13.74	15.59	2,472,309	0.65	1.10	1.70	30.07	30.85
VALIC Company I Small Cap Index Fund	234,208	12.59	14.02	3,155,328	0.86	1.10	1.40	12.79	13.13
VALIC Company I Stock Index Fund	822,663	12.66	13.85	11,281,677	1.43	1.10	1.70	19.37	20.09

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2016			For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	2,492,696	23.79	24.65	61,334,068	1.55	1.52	1.77	7.50	7.76
American Funds IS Asset Allocation Fund Class 3	470,444	73.48	74.91	35,208,315	1.61	1.30	1.40	7.97	8.07
American Funds IS Capital Income Builder Class 4	127,777	9.45	9.89	1,258,272	3.23	1.10	1.70	2.04	2.65
American Funds IS Global Growth Fund Class 2	5,013,782	31.28	33.37	166,224,486	0.85	1.52	1.97	-1.34	-0.89
American Funds IS Growth Fund Class 2	7,384,493	31.58	33.67	246,740,667	0.73	1.52	1.97	7.36	7.84
American Funds IS Growth Fund Class 3	586,505	306.81	312.74	183,295,257	0.79	1.30	1.40	8.04	8.15
American Funds IS Growth-Income Fund Class 2	8,729,063	27.05	28.85	250,139,701	1.40	1.52	1.97	9.35	9.84
American Funds IS Growth-Income Fund Class 3	721,420	212.21	216.31	155,902,692	1.46	1.30	1.40	10.05	10.16
American Funds IS High-Income Bond Fund Class 3	125,945	99.31	101.23	12,743,372	6.13	1.30	1.40	16.05	16.17
American Funds IS International Fund Class 3	477,077	54.97	56.04	26,709,811	1.33	1.30	1.40	2.14	2.24
American Funds IS Ultra-Short Bond Fund Class 3	198,630	19.49	19.86	3,944,222	0.00	1.30	1.40	-1.48	-1.38
American Funds IS US Government/AAA-Rated Securities Fund Class 3	259,915	39.63	40.40	10,492,781	1.43	1.30	1.40	-0.17	-0.07
AST SA BlackRock Multi-Asset Income Portfolio Class 3	367,303	10.27	10.93	4,147,291	3.46	1.10	2.30	3.86	5.11
AST SA PGI Asset Allocation Portfolio Class 1	2,299,860	37.85	39.36	90,508,614	2.78	1.52	1.77	8.84	9.11
AST SA PGI Asset Allocation Portfolio Class 2	146,465	35.98	38.47	5,542,476	2.56	1.52	1.97	8.46	8.95
AST SA PGI Asset Allocation Portfolio Class 3	1,624,960	11.98	14.90	37,824,677	2.54	1.10	2.30	7.99	9.29
AST SA Wellington Capital Appreciation Portfolio Class 1	2,649,737	24.87	95.66	249,778,064	0.00	1.52	1.77	0.20	0.45
AST SA Wellington Capital Appreciation Portfolio Class 2	425,984	88.63	95.13	39,599,243	0.00	1.40	1.97	-0.15	0.42
AST SA Wellington Capital Appreciation Portfolio Class 3	9,920,776	14.26	21.67	397,797,256	0.00	1.10	2.30	-0.58	0.62
AST SA Wellington Government and Quality Bond Portfolio Class 1	3,038,083	13.95	21.25	64,177,183	1.42	1.52	1.77	-0.31	-0.06
AST SA Wellington Government and Quality Bond Portfolio Class 2	1,205,009	19.46	20.80	24,863,926	1.18	1.52	1.97	-0.66	-0.21
AST SA Wellington Government and Quality Bond Portfolio Class 3	34,857,836	10.00	11.25	532,095,378	1.21	1.10	2.30	-1.08	0.11
AST SA Wellington Growth Portfolio Class 1	1,220,490	49.03	51.02	62,200,041	1.00	1.52	1.77	5.52	5.78
AST SA Wellington Growth Portfolio Class 2	344,929	46.81	49.94	17,064,576	0.80	1.52	1.97	5.15	5.63
AST SA Wellington Growth Portfolio Class 3	2,396,140	12.86	44.29	83,328,327	0.74	1.10	2.17	4.84	5.96
AST SA Wellington Natural Resources Portfolio Class 1	589,517	37.64	39.17	23,071,675	4.21	1.52	1.77	27.69	28.00
AST SA Wellington Natural Resources Portfolio Class 2	141,328	35.95	38.44	5,344,708	4.22	1.52	1.97	27.24	27.81
AST SA Wellington Natural Resources Portfolio Class 3	4,084,353	7.49	8.42	69,625,125	4.02	1.10	2.30	26.70	28.22
AST SA Wellington Strategic Multi-Asset Portfolio Class 3	36,876	9.91	9.92	365,573	0.00	1.15	1.30	-1.34	-1.30
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	34,361	9.49	10.05	341,871	2.06	1.10	1.70	4.38	5.00
BlackRock Global Allocation V.I. Fund Class III	219,791	9.47	9.97	2,130,989	1.25	1.10	1.70	2.06	2.67
BlackRock iShares Alternative Strategies VI Fund Class III	98,350	9.70	10.43	1,005,132	3.10	1.10	1.70	4.43	5.06
BlackRock iShares Dynamic Fixed Income VI Fund Class III	11,664	9.87	10.00	115,871	2.36	1.10	1.40	1.89	2.19
BlackRock iShares Equity Appreciation VI Fund Class 3	14,686	9.51	9.97	143,427	1.80	1.10	1.40	7.54	7.86
Columbia VP Asset Allocation Fund Class 1	45,110	16.00	16.63	749,358	2.23	1.52	1.77	3.52	3.77
Columbia VP Dividend Opportunity Fund Class 1	103,609	16.40	17.07	1,758,478	0.00	1.52	1.77	11.68	11.96
Columbia VP Emerging Markets Bond Fund Class 2	206	10.15	10.25	2,111	4.42	1.10	1.70	9.21	9.86
Columbia VP Income Opportunities Fund Class 1	559,044	22.96	24.93	13,688,680	10.22	1.52	2.17	8.56	9.26
Columbia VP Large Cap Growth Fund Class 1	2,242,342	10.41	10.46	23,434,619	0.00	1.52	2.17	4.13	4.59
Columbia VP Limited Duration Credit Fund Class 2	2,720		9.91	26,949	9.90		1.10		4.13
Columbia VP Loomis Sayles Growth Fund Class 1	161,969	10.43	10.45	1,691,351	0.00	1.52	1.77	4.29	4.46
Columbia VP Mid Cap Growth Opportunity Fund Class 1	21,650	15.05	17.03	362,690	0.00	1.52	2.02	0.25	0.75
Columbia VP Overseas Core Fund Class 2	131,396	9.69	9.71	1,275,309	1.12	1.52	1.77	-3.09	-2.93
Columbia VP Small Company Growth Fund Class 1	36,596	17.88	18.61	677,629	0.00	1.52	1.77	10.77	11.05
FTVIP Franklin Allocation VIP Fund Class 2	3,615,670	12.04	13.41	46,566,420	3.84	1.10	2.30	10.61	11.95
FTVIP Franklin Income VIP Fund Class 2	10,442,843	12.92	14.42	144,932,320	4.79	1.10	2.30	11.44	12.78
FTVIP Franklin Strategic Income VIP Fund Class 2	63,662	9.88	9.99	630,437	3.55	1.10	1.70	6.12	6.76
Goldman Sachs VIT Global Trends Allocation Fund Service Class	3,937		9.79	38,529	0.26		1.10		3.20
Goldman Sachs VIT Government Money Market Fund Service Class	5,594,375	9.87	9.93	55,423,130	0.02	1.10	1.95	-1.27	-0.70
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	85,350	9.16	9.17	780,226	0.84	1.10	1.70	-1.41	-0.82
Goldman Sachs VIT Strategic Income Fund Advisor Class	21,309	9.44	9.74	203,632	1.97	1.10	1.35	-0.61	-0.36
Invesco V.I. American Franchise Fund Series II	977,733	13.72	17.18	16,946,377	0.00	1.10	2.30	-0.30	0.90
Invesco V.I. Balanced-Risk Allocation Fund Series II	36,089	10.25	10.61	375,051	0.20	1.10	1.40	9.97	10.30
Invesco V.I. Comstock Fund Series II	16,979,208	13.17	15.34	318,217,781	1.28	1.10	2.30	14.33	15.71
Invesco V.I. Growth and Income Fund Series II	21,778,769	13.76	16.02	452,698,782	0.87	1.10	2.30	16.72	18.13
Ivy VIP Asset Strategy Class II	38,574	8.32	8.69	330,670	0.50	1.10	1.70	-4.21	-3.63
Lord Abbett Bond Debenture Portfolio Class VC	93,065	10.26	10.83	999,703	6.24	1.10	1.70	10.25	10.91
Lord Abbett Fundamental Equity Portfolio Class VC	16,046		11.31	181,508	1.23		1.10		14.48
Lord Abbett Growth and Income Portfolio Class VC	11,722,972	13.48	13.62	201,147,166	1.44	1.10	2.30	14.46	15.84
Lord Abbett Mid Cap Stock Portfolio Class VC	848,772	21.64	22.46	19,014,948	0.48	1.52	1.77	14.36	14.64
Lord Abbett Short Duration Income Portfolio Class VC	82,407	9.98	10.13	831,951	2.42	1.10	1.70	1.73	2.34
Morgan Stanley VIF Global Infrastructure Portfolio Class II	86,395	9.16	9.80	832,603	1.83	1.10	1.70	13.03	13.71
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	86,558	8.91	9.18	791,223	0.00	1.10	1.70	-2.32	-1.73
PIMCO All Asset Portfolio Advisor Class	4,141	9.71	9.86	40,334	2.19	1.10	1.40	11.34	11.67
PIMCO Dynamic Bond Portfolio Advisor Class	73,697	9.93	10.03	737,334	1.76	1.10	1.70	2.87	3.49
PIMCO Emerging Markets Bond Portfolio Advisor Class	12,726	10.35	10.69	132,663	3.99	1.10	1.40	11.63	11.96
PVC Diversified International Account Class 1	104,876	6.98	7.37	767,571	2.11	1.40	1.80	-1.43	-1.03
PVC Equity Income Account Class 1	808,983	15.87	16.88	13,498,791	2.67	1.40	1.80	13.66	14.11
PVC Equity Income Account Class 2	540,798	14.91	15.31	8,425,726	2.48	1.52	1.95	13.21	13.70
PVC Government & High Quality Bond Account Class 1	303,754	8.14	8.65	2,572,503	3.56	1.40	1.80	-0.01	0.39
PVC Income Account Class 1	388,160	10.13	10.78	4,140,656	4.54	1.40	1.80	3.84	4.25
PVC Income Account Class 2	200,256	9.60	10.20	2,034,448	4.71	1.55	1.95	3.49	3.90
PVC LargeCap Growth Account Class 1	46,464	10.35	11.01	506,909	0.26	1.40	1.80	-6.82	-6.45
PVC LargeCap Growth Account Class 2	37,831	9.79	10.39	390,805	0.08	1.55	1.95	-7.20	-6.83
PVC MidCap Account Class 1	85,276	20.14	21.41	1,795,986	0.40	1.40	1.80	8.40	8.84
PVC MidCap Account Class 2	32,010	18.91	20.09	637,942	0.12	1.55	1.95	7.99	8.42
PVC Principal Capital Appreciation Account Class 1	440,632	21.20	22.55	9,859,066	1.08	1.40	1.80	7.17	7.60
PVC Principal Capital Appreciation Account Class 2	92,625	19.88	21.12	1,942,782	0.84	1.55	1.95	6.76	7.18

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2016			For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
PVC Real Estate Securities Account Class 1	13,147	30.39	32.19	421,391	1.42	1.40	1.80	3.96	4.38
PVC Real Estate Securities Account Class 2	8,136	30.05	30.99	250,660	1.22	1.55	1.70	3.76	3.91
PVC SAM Balanced Portfolio Class 1	2,170,674	14.23	15.13	32,182,335	2.08	1.40	1.80	4.92	5.34
PVC SAM Balanced Portfolio Class 2	2,043,509	13.43	14.33	28,981,100	1.83	1.52	1.95	4.57	5.02
PVC SAM Conservative Balanced Portfolio Class 1	290,260	9.98	10.61	3,038,294	2.43	1.40	1.80	4.48	4.90
PVC SAM Conservative Balanced Portfolio Class 2	334,936	9.43	14.02	3,437,949	2.17	1.52	1.95	4.03	4.48
PVC SAM Conservative Growth Portfolio Class 1	1,063,647	14.94	15.88	16,493,154	1.40	1.40	1.80	5.09	5.51
PVC SAM Conservative Growth Portfolio Class 2	1,119,781	14.05	14.97	16,542,913	1.17	1.52	1.95	4.70	5.15
PVC SAM Flexible Income Portfolio Class 1	509,471	11.33	12.07	6,036,946	3.15	1.40	1.80	5.14	5.56
PVC SAM Flexible Income Portfolio Class 2	573,433	10.72	14.05	6,504,225	3.08	1.52	1.95	4.68	5.13
PVC SAM Strategic Growth Portfolio Class 1	219,047	16.28	17.29	3,730,405	1.36	1.40	1.80	4.26	4.68
PVC SAM Strategic Growth Portfolio Class 2	407,450	15.32	16.37	6,563,683	1.19	1.52	1.95	3.87	4.31
PVC Short-Term Income Account Class 1	177,800	7.34	7.81	1,357,068	2.86	1.40	1.80	0.32	0.72
PVC SmallCap Account Class 1	57,427	12.09	12.84	716,661	0.24	1.40	1.80	15.30	15.76
PVC SmallCap Account Class 2	32,325	11.39	12.06	386,646	0.07	1.55	1.95	14.90	15.36
SST SA Allocation Balanced Portfolio Class 3	9,119,217	10.32	13.28	129,162,151	1.85	1.10	2.30	2.84	4.08
SST SA Allocation Growth Portfolio Class 3	1,856,917	10.37	14.04	27,253,677	1.68	1.10	2.15	3.50	4.59
SST SA Allocation Moderate Growth Portfolio Class 3	13,266,860	10.35	13.26	187,803,555	1.74	1.10	2.30	3.26	4.50
SST SA Allocation Moderate Portfolio Class 3	12,342,311	10.34	13.36	176,012,657	1.72	1.10	2.30	3.18	4.42
SST SA Columbia Focused Growth Portfolio Class 3	4,724		9.24	43,676	0.00		1.10		-10.11
SST SA Columbia Focused Value Portfolio Class 3	5,080	10.80	11.61	57,717	1.02	1.10	1.70	17.02	17.72
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	11,676	10.00	10.15	117,253	1.22	1.10	1.40	1.76	2.06
SST SA Multi-Managed International Equity Portfolio Class 3	25,297	9.06	9.14	229,722	1.62	1.10	1.40	-1.72	-1.42
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	7,720	10.46	11.04	80,367	0.18	1.10	1.40	1.44	1.74
SST SA Multi-Managed Large Cap Value Portfolio Class 3	10,958	10.58	10.98	117,223	1.51	1.10	1.40	13.19	13.53
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	28,632	10.11	10.77	302,355	0.00	1.10	1.40	3.06	3.37
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	28,179	10.57	11.21	307,756	0.97	1.10	1.40	14.13	14.48
SST SA Multi-Managed Small Cap Portfolio Class 3	14,191	10.87	11.86	162,460	0.00	1.10	1.40	16.98	17.34
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	35,541	10.31	10.77	363,204	0.94	1.10	1.40	5.63	5.95
SST SA T. Rowe Price Growth Stock Portfolio Class 3	21,527	9.90	11.31	236,869	0.00	1.10	1.70	-0.71	-0.11
SST SA Wellington Real Return Portfolio Class 3	26,513,148	9.94	10.58	299,204,645	0.00	1.10	2.30	1.35	2.57
SAST SA AB Growth Portfolio Class 1	2,525,631	16.18	61.49	153,724,858	0.20	1.52	1.77	1.02	1.27
SAST SA AB Growth Portfolio Class 2	294,065	56.09	61.33	17,516,431	0.04	1.40	1.97	0.66	1.24
SAST SA AB Growth Portfolio Class 3	2,620,315	15.06	17.90	98,137,751	0.00	1.10	2.30	0.23	1.44
SAST SA AB Small & Mid Cap Value Portfolio Class 2	411,577	33.48	35.73	14,606,638	0.23	1.52	1.97	22.34	22.89
SAST SA AB Small & Mid Cap Value Portfolio Class 3	15,477,739	14.15	19.78	414,810,848	0.13	1.10	2.30	21.82	23.29
SAST SA American Funds Asset Allocation Portfolio Class 3	16,750,562	12.20	14.47	259,103,746	1.74	1.10	2.30	6.62	7.91
SAST SA American Funds Global Growth Portfolio Class 3	23,925,284	12.02	15.07	383,199,593	1.69	1.10	2.30	-1.93	-0.75
SAST SA American Funds Growth Portfolio Class 3	17,720,152	13.75	16.02	302,223,973	0.32	1.10	2.30	6.70	7.99
SAST SA American Funds Growth-Income Portfolio Class 3	14,664,143	13.71	15.35	238,231,669	1.41	1.10	2.30	8.69	9.99
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	87,433,286	10.38	12.00	1,083,367,773	0.75	1.10	2.15	4.73	5.83
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3	37,804,236	10.32	10.42	392,953,337	0.06	1.10	2.15	3.19	4.21
SAST SA Boston Company Capital Growth Portfolio Class 1	385,795	11.23	11.69	4,499,477	0.18	1.52	1.77	0.56	0.81
SAST SA Boston Company Capital Growth Portfolio Class 2	122,508	10.72	11.43	1,385,608	0.02	1.52	1.97	0.21	0.66
SAST SA Boston Company Capital Growth Portfolio Class 3	3,469,979	10.46	12.75	41,695,756	0.00	1.10	2.17	-0.09	0.98
SAST SA Columbia Technology Portfolio Class 1	2,142,987	4.41	4.59	9,818,919	0.00	1.52	1.77	14.78	15.07
SAST SA Columbia Technology Portfolio Class 2	749,966	4.19	4.56	3,335,976	0.00	1.40	1.97	14.38	15.04
SAST SA Columbia Technology Portfolio Class 3	4,304,127	17.74	18.52	35,541,994	0.00	1.10	2.30	13.89	15.26
SAST SA DFA Ultra Short Bond Portfolio Class 1	2,220,534	8.97	11.98	26,566,749	0.00	1.52	1.77	-1.84	-1.60
SAST SA DFA Ultra Short Bond Portfolio Class 2	594,953	10.98	11.71	6,918,068	0.00	1.52	1.97	-2.18	-1.74
SAST SA DFA Ultra Short Bond Portfolio Class 3	16,545,399	8.10	9.45	162,598,335	0.00	1.10	2.30	-2.60	-1.43
SAST SA Dogs of Wall Street Portfolio Class 1	1,015,867	25.44	26.48	26,869,209	2.30	1.52	1.77	15.87	16.15
SAST SA Dogs of Wall Street Portfolio Class 2	234,696	24.32	25.92	6,032,698	2.08	1.52	1.97	15.46	15.98
SAST SA Dogs of Wall Street Portfolio Class 3	4,930,440	14.22	20.28	111,516,305	2.09	1.10	2.30	14.97	16.35
SAST SA Federated Corporate Bond Portfolio Class 1	1,864,212	28.61	29.79	55,446,454	4.62	1.52	1.77	6.85	7.11
SAST SA Federated Corporate Bond Portfolio Class 2	582,655	27.26	29.13	16,840,051	4.56	1.52	1.97	6.47	6.95
SAST SA Federated Corporate Bond Portfolio Class 3	30,459,042	10.72	15.47	621,684,478	4.35	1.10	2.30	6.02	7.29
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	734,690	34.73	36.15	26,542,108	2.29	1.52	1.77	6.73	6.99
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	186,950	33.12	35.35	6,550,251	2.23	1.52	1.97	6.36	6.83
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	10,107,470	11.60	12.06	189,467,738	1.92	1.10	2.30	5.90	7.18
SAST SA Franklin Small Company Value Portfolio Class 3	10,201,524	13.79	16.69	173,968,272	0.43	1.10	2.30	27.60	29.13
SAST SA Goldman Sachs Global Bond Portfolio Class 1	978,868	13.64	21.61	21,096,111	0.30	1.52	1.77	-0.46	-0.22
SAST SA Goldman Sachs Global Bond Portfolio Class 2	233,878	19.81	21.11	4,894,067	0.13	1.52	1.97	-0.81	-0.36
SAST SA Goldman Sachs Global Bond Portfolio Class 3	16,589,023	9.40	11.04	226,434,646	0.07	1.10	2.30	-1.24	-0.05
SAST SA Invesco Growth Opportunities Portfolio Class 1	723,143	9.09	9.45	6,831,484	0.00	1.52	1.77	2.10	2.35
SAST SA Invesco Growth Opportunities Portfolio Class 2	290,203	8.66	9.26	2,667,479	0.00	1.52	1.97	1.74	2.20
SAST SA Invesco Growth Opportunities Portfolio Class 3	10,826,280	12.27	16.50	134,846,222	0.00	1.10	2.30	1.31	2.53
SAST SA Invesco VCP Equity-Income Portfolio Class 3	78,488,067	10.70	11.94	962,839,411	0.66	1.10	2.15	7.52	8.65
SAST SA Janus Focused Growth Portfolio Class 1	590,718	16.88	17.57	10,366,079	0.00	1.52	1.77	-3.17	-2.93
SAST SA Janus Focused Growth Portfolio Class 2	506,392	16.54	17.17	8,632,395	0.00	1.52	1.77	-3.32	-3.08
SAST SA Janus Focused Growth Portfolio Class 3	5,785,018	11.83	14.58	92,635,182	0.00	1.10	2.30	-3.92	-2.77
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,670,764	13.66	25.21	41,900,949	1.66	1.52	1.77	5.29	5.55
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	316,357	23.08	24.63	7,702,217	1.48	1.52	1.97	4.92	5.39
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	5,622,038	12.30	14.77	98,326,149	1.44	1.10	2.30	4.47	5.73
SAST SA JPMorgan Emerging Markets Portfolio Class 1	1,183,654	15.45	24.07	19,048,614	2.07	1.52	1.77	8.77	9.04
SAST SA JPMorgan Emerging Markets Portfolio Class 2	219,944	14.72	15.71	3,427,024	1.79	1.52	1.97	8.39	8.88
SAST SA JPMorgan Emerging Markets Portfolio Class 3	9,316,070	8.17	9.00	112,121,819	1.67	1.10	2.30	7.93	9.22
SAST SA JPMorgan Equity-Income Portfolio Class 1	2,373,264	15.74	51.65	120,856,489	1.88	1.52	1.77	13.53	13.81

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2016			For the Year Ended December 31 2016
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA JPMorgan Equity-Income Portfolio Class 2	175,757	47.13	50.41	8,777,752	1.72	1.52	1.97	13.13	13.64
SAST SA JPMorgan Equity-Income Portfolio Class 3	6,661,764	13.84	15.74	133,815,899	1.67	1.10	2.30	12.65	14.00
SAST SA JPMorgan Global Equities Portfolio Class 1	1,368,531	12.29	27.82	37,931,551	1.36	1.52	1.77	3.81	4.07
SAST SA JPMorgan Global Equities Portfolio Class 2	132,337	25.56	27.76	3,596,942	1.19	1.40	1.97	3.45	4.04
SAST SA JPMorgan Global Equities Portfolio Class 3	1,768,510	11.63	11.64	28,770,048	1.11	1.10	2.30	3.01	4.25
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,352,999	27.73	28.81	38,943,699	1.93	1.52	1.77	1.56	1.82
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	249,214	27.08	28.15	6,968,522	1.71	1.52	1.77	1.41	1.66
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	43,120,503	9.89	12.80	694,664,663	1.66	1.10	2.30	0.78	1.99
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,465,011	11.32	19.76	28,748,693	0.00	1.52	1.77	-1.55	-1.31
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	623,566	18.07	19.71	11,944,767	0.00	1.40	1.97	-1.89	-1.33
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	5,475,198	13.08	18.14	104,245,595	0.00	1.10	2.30	-2.31	-1.14
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	5,697,680	19.45	58.68	331,856,875	0.86	1.52	1.77	12.59	12.87
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	770,664	53.60	58.51	43,828,251	0.69	1.40	1.97	12.20	12.84
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	13,854,264	13.43	14.89	404,313,342	0.61	1.10	2.30	11.72	13.06
SAST SA MFS Blue Chip Growth Portfolio Class 1	657,941	9.85	12.48	6,817,677	0.57	1.52	1.77	4.49	4.75
SAST SA MFS Blue Chip Growth Portfolio Class 2	253,275	9.42	10.05	2,525,947	0.40	1.52	1.97	4.13	4.59
SAST SA MFS Blue Chip Growth Portfolio Class 3	6,716,150	13.91	15.62	90,396,791	0.36	1.10	2.30	3.68	4.93
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	1,162,651	17.42	39.51	45,623,723	0.86	1.52	1.77	6.73	7.00
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	211,826	36.32	38.66	8,128,044	0.61	1.52	1.97	6.36	6.84
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	11,336,228	13.15	16.47	251,541,066	0.62	1.10	2.30	5.91	7.18
SAST SA MFS Telecom Utility Portfolio Class 1	483,684	22.52	23.44	11,326,174	2.94	1.52	1.77	8.63	8.90
SAST SA MFS Telecom Utility Portfolio Class 2	60,597	22.10	22.92	1,371,235	2.95	1.52	1.77	8.47	8.74
SAST SA MFS Telecom Utility Portfolio Class 3	1,217,465	10.96	15.66	22,106,968	2.71	1.10	2.30	7.79	9.09
SAST SA MFS Total Return Portfolio Class 1	2,693,485	18.23	40.67	108,584,452	2.29	1.52	1.77	7.16	7.43
SAST SA MFS Total Return Portfolio Class 2	758,634	37.23	39.75	29,893,218	2.08	1.52	1.97	6.79	7.27
SAST SA MFS Total Return Portfolio Class 3	6,682,583	12.04	14.04	167,843,261	2.00	1.10	2.30	6.33	7.61
SAST SA Morgan Stanley International Equities Portfolio Class 1	2,046,678	12.79	13.31	27,230,282	1.23	1.52	1.77	-3.67	-3.43
SAST SA Morgan Stanley International Equities Portfolio Class 2	769,565	12.21	13.02	9,950,111	1.02	1.52	1.97	-4.01	-3.58
SAST SA Morgan Stanley International Equities Portfolio Class 3	9,863,969	9.10	9.25	116,468,102	0.96	1.10	2.30	-4.42	-3.27
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	772,040	31.90	33.21	25,613,545	0.76	1.52	1.77	9.71	9.98
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	122,648	30.37	32.47	3,954,414	0.58	1.52	1.97	9.32	9.81
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	2,478,652	13.96	15.86	53,774,397	0.54	1.10	2.30	8.86	10.17
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	81,202,899	10.22	11.02	919,517,270	0.00	1.10	2.15	4.51	5.61
SAST SA PineBridge High-Yield Bond Portfolio Class 1	1,377,454	29.29	30.45	41,900,245	6.58	1.52	1.77	16.18	16.47
SAST SA PineBridge High-Yield Bond Portfolio Class 2	261,478	27.82	29.76	7,707,963	6.72	1.52	1.97	15.78	16.30
SAST SA PineBridge High-Yield Bond Portfolio Class 3	6,690,025	11.05	13.59	123,879,319	6.73	1.10	2.30	15.28	16.67
SAST SA Putnam International Growth and Income Portfolio Class 1	1,845,105	10.25	14.87	27,246,044	1.80	1.52	1.77	-0.27	-0.02
SAST SA Putnam International Growth and Income Portfolio Class 2	340,179	13.68	14.56	4,912,040	1.64	1.52	1.97	-0.62	-0.17
SAST SA Putnam International Growth and Income Portfolio Class 3	9,026,207	7.93	9.60	115,663,859	1.55	1.10	2.30	-1.04	0.15
SAST SA Schroders VCP Global Allocation Portfolio Class 3	30,345,467	10.74	10.87	328,834,258	0.00	1.10	2.30	7.44	8.65
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3	46,652,003	10.49	10.61	493,653,461	0.33	1.10	2.30	4.90	6.09
SAST SA Templeton Foreign Value Portfolio Class 2	729,118	16.72	18.07	13,121,281	1.65	1.52	1.97	-0.71	-0.26
SAST SA Templeton Foreign Value Portfolio Class 3	31,016,379	9.42	9.76	395,265,253	1.67	1.10	2.30	-1.14	0.05
SAST SA VCP Dynamic Allocation Portfolio Class 3	710,379,450	9.82	11.53	8,545,058,556	1.46	1.10	2.30	2.14	3.37
SAST SA VCP Dynamic Strategy Portfolio Class 3	457,797,898	9.87	11.62	5,489,904,131	1.42	1.10	2.15	2.92	4.00
SAST SA WellsCap Aggressive Growth Portfolio Class 1	1,011,488	10.72	21.08	21,284,060	0.00	1.52	1.77	5.50	5.76
SAST SA WellsCap Aggressive Growth Portfolio Class 2	140,110	19.26	20.58	2,855,195	0.00	1.52	1.97	5.13	5.61
SAST SA WellsCap Aggressive Growth Portfolio Class 3	1,487,003	12.23	12.28	22,387,502	0.00	1.10	2.30	4.68	5.94
SAST SA WellsCap Fundamental Growth Portfolio Class 1	1,246,553	26.34	27.41	34,108,850	0.00	1.52	1.77	-0.78	-0.53
SAST SA WellsCap Fundamental Growth Portfolio Class 2	78,475	25.06	26.78	2,075,980	0.00	1.52	1.97	-1.12	-0.68
SAST SA WellsCap Fundamental Growth Portfolio Class 3	2,526,417	12.51	14.41	57,784,114	0.00	1.10	2.30	-1.55	-0.36
VALIC Company I International Equities Index Fund	337,899	9.35	9.45	3,163,139	2.33	1.10	1.40	-0.15	0.15
VALIC Company I International Socially Responsible Fund	18,561	10.30	10.66	191,485	0.31	1.10	1.40	5.46	5.78
VALIC Company I Mid Cap Index Fund	209,458	11.40	12.19	2,501,860	1.02	1.10	1.40	18.95	19.31
VALIC Company I Nasdaq-100 Index Fund	145,709	10.56	11.91	1,697,570	0.49	1.10	1.70	4.97	5.60
VALIC Company I Small Cap Index Fund	169,200	11.16	12.39	2,012,851	1.15	1.10	1.40	19.50	19.86
VALIC Company I Stock Index Fund	762,475	10.60	11.53	8,712,957	2.13	1.10	1.70	9.72	10.38

		December 31, 2015			For the Year Ended December 31 2015
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
American Funds IS Asset Allocation Fund Class 2	2,791,383	22.13	22.88	63,748,342	1.59	1.52	1.77	-0.38	-0.13
American Funds IS Asset Allocation Fund Class 3	523,181	68.06	69.31	36,231,221	1.66	1.30	1.40	0.05	0.15
American Funds IS Capital Income Builder Class 4	69,041	9.43	9.64	662,428	2.81	1.10	1.40	-3.16	-2.87
American Funds IS Global Growth Fund Class 2	5,814,880	31.71	33.67	194,638,015	0.99	1.52	1.97	4.85	5.32
American Funds IS Growth Fund Class 2	8,582,423	29.42	31.22	266,061,733	0.58	1.52	1.97	4.77	5.25
American Funds IS Growth Fund Class 3	670,078	283.96	289.17	193,645,938	0.65	1.30	1.40	5.44	5.54
American Funds IS Growth-Income Fund Class 2	10,210,265	24.74	26.27	266,505,791	1.25	1.52	1.97	-0.52	-0.08
American Funds IS Growth-Income Fund Class 3	823,135	192.83	196.37	161,492,915	1.33	1.30	1.40	0.12	0.22
American Funds IS High-Income Bond Fund Class 3	133,285	85.58	87.14	11,609,844	5.37	1.30	1.40	-8.42	-8.33
American Funds IS International Fund Class 3	576,621	53.82	54.81	31,581,888	1.55	1.30	1.40	-5.77	-5.68
American Funds IS Ultra-Short Bond Fund Class 3	301,423	19.78	20.14	6,069,574	0.00	1.30	1.40	-1.83	-1.73
American Funds IS US Government/AAA-Rated Securities Fund Class 3	271,758	39.70	40.42	10,978,306	1.40	1.30	1.40	0.23	0.33
AST SA BlackRock Multi-Asset Income Portfolio Class 3	8,383	9.77	10.78	107,648	0.75	1.10	1.40	-6.05	-5.77
AST SA PGI Asset Allocation Portfolio Class 1	2,630,695	34.78	36.08	94,831,785	2.92	1.52	1.77	-3.45	-3.21
AST SA PGI Asset Allocation Portfolio Class 2	164,976	33.17	35.31	5,746,646	2.76	1.52	1.97	-3.78	-3.35

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2015			For the Year Ended December 31 2015
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
AST SA PGI Asset Allocation Portfolio Class 3	1,559,554	10.96	13.79	34,297,407	2.80	1.10	2.30	-4.20	-3.04
AST SA Wellington Capital Appreciation Portfolio Class 1	3,034,634	91.72	95.23	284,721,855	0.00	1.52	1.77	6.82	7.09
AST SA Wellington Capital Appreciation Portfolio Class 2	489,826	88.76	94.73	45,450,170	0.00	1.40	1.97	6.45	7.06
AST SA Wellington Capital Appreciation Portfolio Class 3	10,203,791	14.17	21.80	426,922,869	0.00	1.10	2.30	5.99	7.27
AST SA Wellington Government and Quality Bond Portfolio Class 1	3,311,085	20.49	21.27	70,014,654	1.48	1.52	1.77	-1.22	-0.98
AST SA Wellington Government and Quality Bond Portfolio Class 2	1,444,594	19.59	20.81	29,886,349	1.28	1.52	1.97	-1.57	-1.13
AST SA Wellington Government and Quality Bond Portfolio Class 3	32,693,134	9.99	11.37	517,482,820	1.28	1.10	2.30	-1.99	-0.81
AST SA Wellington Growth Portfolio Class 1	1,407,748	46.46	48.23	67,822,689	0.62	1.52	1.77	-1.61	-1.36
AST SA Wellington Growth Portfolio Class 2	399,190	44.52	47.28	18,719,395	0.42	1.52	1.97	-1.95	-1.51
AST SA Wellington Growth Portfolio Class 3	2,674,883	12.13	14.28	89,410,347	0.34	1.10	2.15	-2.22	-1.19
AST SA Wellington Natural Resources Portfolio Class 1	671,538	29.47	30.60	20,531,857	1.53	1.52	1.77	-22.77	-22.58
AST SA Wellington Natural Resources Portfolio Class 2	172,720	28.25	30.02	5,118,355	1.29	1.52	1.97	-23.04	-22.70
AST SA Wellington Natural Resources Portfolio Class 3	4,882,343	5.92	6.57	66,749,200	1.15	1.10	2.30	-23.37	-22.45
BlackRock 60/40 Target Allocation ETF V.I. Fund Class III	30,466	9.09	9.57	288,623	3.57	1.10	1.70	-9.10	-5.04
BlackRock Global Allocation V.I. Fund Class III	215,571	9.27	9.71	2,036,288	1.42	1.10	1.70	-7.26	-2.08
BlackRock iShares Alternative Strategies VI Fund Class III	64,714	9.29	9.93	630,027	5.66	1.10	1.70	-7.12	-2.32
BlackRock iShares Dynamic Fixed Income VI Fund Class III	5,033	9.69	9.79	49,112	3.49	1.10	1.40	-2.84	-2.55
BlackRock iShares Equity Appreciation VI Fund Class 3	10,067	8.85	9.24	91,274	3.34	1.10	1.40	-8.00	-7.72
Columbia VP Asset Allocation Fund Class 1	48,225	15.45	16.02	771,994	2.07	1.52	1.77	-0.71	-0.46
Columbia VP Dividend Opportunity Fund Class 1	122,000	14.68	15.24	1,848,927	0.00	1.52	1.77	-4.36	-4.12
Columbia VP Emerging Markets Bond Fund Class 2	206	9.29	9.33	1,916	0.00	1.10	1.70	-7.10	-2.39
Columbia VP Income Opportunities Fund Class 1	577,730	21.15	22.81	12,963,856	9.20	1.52	2.17	-3.12	-2.49
Columbia VP Limited Duration Credit Fund Class 2	9,468	9.58	9.51	90,115	0.00	1.10	1.40	-3.84	-3.56
Columbia VP Mid Cap Growth Opportunity Fund Class 1	26,926	15.02	16.91	443,287	0.00	1.52	2.02	3.50	4.02
Columbia VP Small Company Growth Fund Class 1	43,151	16.14	16.76	718,921	0.00	1.52	1.77	2.00	2.26
FTVIP Franklin Allocation VIP Fund Class 2	4,171,986	10.88	11.98	48,202,007	3.02	1.10	2.30	-8.35	-7.24
FTVIP Franklin Income VIP Fund Class 2	11,333,252	11.59	12.79	140,075,957	4.72	1.10	2.30	-9.17	-8.07
FTVIP Franklin Strategic Income VIP Fund Class 2	58,383	9.31	9.36	541,942	6.39	1.10	1.70	-6.92	-4.92
Goldman Sachs VIT Global Trends Allocation Fund Service Class	4,209	8.97	9.48	39,641	0.18	1.10	1.70	-10.33	-6.07
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Class	53,719	9.23	9.31	495,129	3.62	1.10	1.70	-6.94	-5.93
Goldman Sachs VIT Strategic Income Fund Advisor Class	18,829	9.41	9.48	179,962	1.92	1.10	1.40	-3.61	-3.32
Invesco V.I. American Franchise Fund Series II	1,044,100	13.59	17.23	17,915,130	0.00	1.10	2.30	2.37	3.60
Invesco V.I. Balanced-Risk Allocation Fund Series II	24,709	9.01	9.62	233,043	2.73	1.10	1.70	-9.88	-5.45
Invesco V.I. Comstock Fund Series II	19,495,530	11.39	13.42	318,911,495	1.66	1.10	2.30	-8.33	-7.22
Invesco V.I. Growth and Income Fund Series II	25,455,167	11.65	13.72	453,812,224	2.55	1.10	2.30	-5.51	-4.37
Ivy VIP Asset Strategy Class II	32,456	8.61	9.02	289,994	0.21	1.10	1.40	-9.62	-9.35
Lord Abbett Bond Debenture Portfolio Class VC	45,171	9.30	9.76	436,149	8.22	1.10	1.70	-6.98	0.10
Lord Abbett Fundamental Equity Portfolio Class VC	17,254		9.88	170,492	0.02		1.10		-14.58
Lord Abbett Growth and Income Portfolio Class VC	13,843,406	11.63	11.90	206,593,937	1.18	1.10	2.30	-5.07	-3.93
Lord Abbett Mid Cap Stock Portfolio Class VC	975,144	18.93	19.59	19,055,021	0.55	1.52	1.77	-5.48	-5.24
Lord Abbett Short Duration Income Portfolio Class VC	91,371	9.81	9.90	903,381	2.71	1.10	1.70	-1.92	1.59
Morgan Stanley VIF Global Infrastructure Portfolio Class II	44,845	8.10	8.61	377,895	0.40	1.10	1.70	-18.99	-14.83
Neuberger Berman AMT US Equity Index PutWrite Strategy Portfolio	51,274	9.12	9.35	477,375	0.00	1.10	1.70	-8.81	-6.10
PIMCO All Asset Portfolio Advisor Class	2,077	8.70	8.85	18,142	0.20	1.10	1.40	-10.45	-10.18
PIMCO Dynamic Bond Portfolio Advisor Class	37,305	9.66	9.69	361,075	2.10	1.10	1.70	-3.43	-2.85
PIMCO Emerging Markets Bond Portfolio Advisor Class	4,344	9.24	9.58	41,143	6.16	1.10	1.40	-3.67	-3.38
PVC Diversified International Account Class 1	132,854	7.08	7.45	984,213	2.58	1.40	1.80	-2.13	-1.74
PVC Equity Income Account Class 1	938,574	13.96	14.79	13,742,463	2.41	1.40	1.80	-5.64	-5.26
PVC Equity Income Account Class 2	634,532	13.17	13.46	8,705,414	2.19	1.52	1.95	-6.00	-5.60
PVC Government & High Quality Bond Account Class 1	349,519	8.14	8.62	2,956,911	3.28	1.40	1.80	-1.00	-0.61
PVC Income Account Class 1	446,081	9.76	10.34	4,571,031	4.33	1.40	1.80	-2.48	-2.09
PVC Income Account Class 2	226,558	9.28	9.81	2,216,560	3.91	1.55	1.95	-2.84	-2.45
PVC LargeCap Growth Account Class 1	57,254	11.10	11.77	668,524	0.13	1.40	1.80	3.11	3.52
PVC LargeCap Growth Account Class 2	37,927	10.55	11.15	420,667	0.00	1.55	1.95	2.71	3.12
PVC MidCap Account Class 1	100,415	18.58	19.67	1,947,924	0.52	1.40	1.80	-0.17	0.23
PVC MidCap Account Class 2	42,728	17.51	18.53	786,812	0.25	1.55	1.95	-0.59	-0.19
PVC Principal Capital Appreciation Account Class 1	508,754	19.78	20.96	10,585,868	0.27	1.40	1.80	0.35	0.76
PVC Principal Capital Appreciation Account Class 2	107,657	18.62	19.71	2,108,503	0.04	1.55	1.95	-0.03	0.37
PVC Real Estate Securities Account Class 1	14,969	29.23	30.84	459,360	1.42	1.40	1.80	2.35	2.76
PVC Real Estate Securities Account Class 2	8,414	28.96	29.82	249,517	1.45	1.55	1.70	2.25	2.40
PVC SAM Balanced Portfolio Class 1	2,421,383	13.56	14.37	34,164,668	2.87	1.40	1.80	-2.58	-2.19
PVC SAM Balanced Portfolio Class 2	2,331,940	12.85	13.65	31,530,350	2.66	1.52	1.95	-2.99	-2.57
PVC SAM Conservative Balanced Portfolio Class 1	347,189	9.55	10.11	3,471,829	3.23	1.40	1.80	-2.55	-2.16
PVC SAM Conservative Balanced Portfolio Class 2	430,461	9.06	13.41	4,201,519	3.09	1.52	1.95	-2.85	-2.43
PVC SAM Conservative Growth Portfolio Class 1	1,172,681	14.21	15.05	17,274,371	2.19	1.40	1.80	-2.86	-2.47
PVC SAM Conservative Growth Portfolio Class 2	1,284,667	13.42	14.24	18,070,799	1.98	1.52	1.95	-3.25	-2.83
PVC SAM Flexible Income Portfolio Class 1	621,141	10.78	11.43	7,000,547	3.57	1.40	1.80	-3.07	-2.68
PVC SAM Flexible Income Portfolio Class 2	622,664	10.24	13.36	6,718,550	3.29	1.52	1.95	-3.45	-3.03
PVC SAM Strategic Growth Portfolio Class 1	258,928	15.61	16.51	4,220,271	2.18	1.40	1.80	-3.38	-2.99
PVC SAM Strategic Growth Portfolio Class 2	458,021	14.75	15.69	7,082,676	2.12	1.52	1.95	-3.77	-3.35
PVC Short-Term Income Account Class 1	90,686	7.32	7.76	692,343	2.47	1.40	1.80	-1.09	-0.69
PVC SmallCap Account Class 1	64,235	10.48	11.09	695,220	0.87	1.40	1.80	4.83	10.91
PVC SmallCap Account Class 2	36,662	9.91	10.46	380,420	0.37	1.55	1.95	-0.85	4.58
SST SA Allocation Balanced Portfolio Class 3	9,808,347	9.92	12.92	133,910,023	1.29	1.10	2.30	-3.57	-2.41
SST SA Allocation Growth Portfolio Class 3	1,891,628	9.91	13.31	26,621,533	1.41	1.10	2.30	-4.10	-2.94
SST SA Allocation Moderate Growth Portfolio Class 3	14,224,508	9.90	12.84	193,378,093	1.34	1.10	2.30	-3.97	-2.81
SST SA Allocation Moderate Portfolio Class 3	13,221,703	9.90	12.95	181,299,733	1.28	1.10	2.30	-3.87	-2.71
SST SA Columbia Focused Growth Portfolio Class 3	2,785	9.67	10.28	28,645	0.00	1.10	1.35	-3.34	2.04

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2015			For the Year Ended December 31 2015
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SST SA Columbia Focused Value Portfolio Class 3	4,667	9.26	9.86	45,264	1.39	1.10	1.35	-7.45	-5.21
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3	6,915	9.83	9.94	68,204	3.25	1.10	1.40	-1.91	-1.62
SST SA Multi-Managed International Equity Portfolio Class 3	23,474	9.20	9.30	216,388	2.03	1.10	1.40	-4.45	-4.17
SST SA Multi-Managed Large Cap Growth Portfolio Class 3	8,467	10.31	10.85	87,329	0.12	1.10	1.40	2.85	3.16
SST SA Multi-Managed Large Cap Value Portfolio Class 3	11,052	9.34	9.67	104,117	0.46	1.10	1.40	-6.39	-6.11
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3	28,478	9.81	10.42	291,101	0.00	1.10	1.40	-1.28	-0.98
SST SA Multi-Managed Mid Cap Value Portfolio Class 3	23,282	9.27	9.79	221,893	0.40	1.10	1.40	-7.34	-7.06
SST SA Multi-Managed Small Cap Portfolio Class 3	10,444	9.29	10.11	103,625	0.00	1.10	1.40	-7.20	-6.92
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3	13,112	9.33	10.16	124,614	5.86	1.10	1.35	-6.74	-1.49
SST SA T. Rowe Price Growth Stock Portfolio Class 3	25,580	9.97	11.32	279,173	0.00	1.10	1.70	-0.32	9.05
SST SA Wellington Real Return Portfolio Class 3	26,378,012	9.69	10.44	291,217,509	3.72	1.10	2.30	-3.60	-2.43
SAST SA AB Growth Portfolio Class 1	2,846,827	58.49	60.72	171,125,893	0.13	1.52	1.77	9.31	9.58
SAST SA AB Growth Portfolio Class 2	334,856	55.72	60.58	19,731,724	0.00	1.40	1.97	8.93	9.55
SAST SA AB Growth Portfolio Class 3	2,765,013	14.84	17.86	109,017,114	0.00	1.10	2.30	8.46	9.77
SAST SA AB Small & Mid Cap Value Portfolio Class 2	488,367	27.37	29.08	14,107,676	0.39	1.52	1.97	-7.81	-7.40
SAST SA AB Small & Mid Cap Value Portfolio Class 3	18,508,751	11.47	16.23	406,871,596	0.31	1.10	2.30	-8.21	-7.10
SAST SA American Funds Asset Allocation Portfolio Class 3	13,107,481	11.30	13.57	188,847,907	1.45	1.10	2.30	-1.21	-0.02
SAST SA American Funds Global Growth Portfolio Class 3	24,266,979	12.11	15.37	393,581,874	0.90	1.10	2.30	4.23	5.49
SAST SA American Funds Growth Portfolio Class 3	18,339,918	12.73	15.01	291,442,744	0.91	1.10	2.30	4.12	5.37
SAST SA American Funds Growth-Income Portfolio Class 3	15,356,253	12.46	14.12	227,794,009	1.01	1.10	2.30	-1.14	0.06
SAST SA American Funds VCP Managed Allocation Portfolio Class 3	55,204,840	9.81	11.46	647,901,024	0.00	1.10	2.15	-3.45	-2.44
SAST SA Boston Company Capital Growth Portfolio Class 1	427,992	11.17	11.60	4,952,355	0.07	1.52	1.77	3.72	3.98
SAST SA Boston Company Capital Growth Portfolio Class 2	128,758	10.70	11.36	1,446,720	0.00	1.52	1.97	3.36	3.83
SAST SA Boston Company Capital Growth Portfolio Class 3	3,396,725	10.47	12.62	39,523,772	0.00	1.10	2.17	3.05	4.16
SAST SA Columbia Technology Portfolio Class 1	2,643,090	3.84	3.99	10,523,043	0.00	1.52	1.77	8.15	8.42
SAST SA Columbia Technology Portfolio Class 2	840,073	3.66	3.97	3,253,073	0.00	1.40	1.97	7.78	8.39
SAST SA Columbia Technology Portfolio Class 3	5,207,797	15.39	16.26	35,845,053	0.00	1.10	2.30	7.31	8.61
SAST SA DFA Ultra Short Bond Portfolio Class 1	2,671,877	11.73	12.17	32,485,066	0.00	1.52	1.77	-1.96	-1.72
SAST SA DFA Ultra Short Bond Portfolio Class 2	694,357	11.23	11.92	8,217,323	0.00	1.52	1.97	-2.30	-1.86
SAST SA DFA Ultra Short Bond Portfolio Class 3	17,341,840	8.32	9.59	174,034,444	0.00	1.10	2.30	-2.72	-1.55
SAST SA Dogs of Wall Street Portfolio Class 1	1,064,541	21.96	22.79	24,244,413	1.88	1.52	1.77	0.28	0.53
SAST SA Dogs of Wall Street Portfolio Class 2	270,685	21.06	22.35	6,003,521	1.72	1.52	1.97	-0.07	0.38
SAST SA Dogs of Wall Street Portfolio Class 3	4,416,050	12.22	17.64	87,220,540	1.71	1.10	2.30	-0.50	0.70
SAST SA Federated Corporate Bond Portfolio Class 1	2,154,353	26.78	27.81	59,827,790	3.77	1.52	1.77	-2.95	-2.71
SAST SA Federated Corporate Bond Portfolio Class 2	649,130	25.61	27.23	17,549,160	3.57	1.52	1.97	-3.29	-2.86
SAST SA Federated Corporate Bond Portfolio Class 3	29,134,813	10.00	14.60	576,768,859	3.53	1.10	2.30	-3.71	-2.55
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 1	847,955	32.54	33.79	28,637,392	1.73	1.52	1.77	0.04	0.29
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 2	217,424	31.14	33.09	7,131,461	1.54	1.52	1.97	-0.31	0.14
SAST SA Fidelity Institutional AM® Real Estate Portfolio Class 3	11,096,011	10.95	11.25	198,565,559	1.50	1.10	2.30	-0.74	0.46
SAST SA Franklin Small Company Value Portfolio Class 3	12,872,619	10.68	13.08	170,639,416	0.06	1.10	2.30	-9.78	-8.69
SAST SA Goldman Sachs Global Bond Portfolio Class 1	1,154,392	20.86	21.66	24,924,012	0.00	1.52	1.77	-4.58	-4.34
SAST SA Goldman Sachs Global Bond Portfolio Class 2	261,329	19.97	21.19	5,495,172	0.00	1.52	1.97	-4.91	-4.48
SAST SA Goldman Sachs Global Bond Portfolio Class 3	13,485,814	9.40	11.18	192,172,533	0.00	1.10	2.30	-5.32	-4.17
SAST SA Invesco Growth Opportunities Portfolio Class 1	866,277	8.90	9.24	7,991,488	0.00	1.52	1.77	-2.40	-2.16
SAST SA Invesco Growth Opportunities Portfolio Class 2	335,794	8.51	9.06	3,013,929	0.00	1.52	1.97	-2.74	-2.31
SAST SA Invesco Growth Opportunities Portfolio Class 3	11,845,744	11.97	16.29	143,143,825	0.00	1.10	2.30	-3.16	-1.99
SAST SA Invesco VCP Equity-Income Portfolio Class 3	56,711,476	9.84	11.10	642,267,915	0.22	1.10	2.15	-4.35	-3.34
SAST SA Janus Focused Growth Portfolio Class 1	706,390	17.43	18.10	12,762,757	0.00	1.52	1.77	-1.49	-1.24
SAST SA Janus Focused Growth Portfolio Class 2	628,610	17.11	17.71	11,070,322	0.00	1.52	1.77	-1.64	-1.39
SAST SA Janus Focused Growth Portfolio Class 3	6,263,049	12.17	15.18	103,870,368	0.00	1.10	2.30	-2.26	-1.08
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	1,786,855	23.01	23.88	42,403,300	1.73	1.52	1.77	-1.72	-1.48
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	323,806	22.00	23.37	7,482,921	1.54	1.52	1.97	-2.07	-1.63
SAST SA JPMorgan Diversified Balanced Portfolio Class 3	5,566,611	11.63	14.14	93,203,712	1.55	1.10	2.30	-2.49	-1.31
SAST SA JPMorgan Emerging Markets Portfolio Class 1	1,304,541	14.20	14.74	19,255,249	1.76	1.52	1.77	-15.78	-15.57
SAST SA JPMorgan Emerging Markets Portfolio Class 2	265,542	13.58	14.43	3,802,798	1.62	1.52	1.97	-16.08	-15.70
SAST SA JPMorgan Emerging Markets Portfolio Class 3	10,266,018	7.48	8.34	115,010,939	1.56	1.10	2.30	-16.44	-15.43
SAST SA JPMorgan Equity-Income Portfolio Class 1	2,684,512	43.72	45.38	120,413,846	1.70	1.52	1.77	-3.89	-3.65
SAST SA JPMorgan Equity-Income Portfolio Class 2	203,079	41.66	44.36	8,925,661	1.60	1.52	1.97	-4.23	-3.80
SAST SA JPMorgan Equity-Income Portfolio Class 3	6,771,445	12.14	13.97	121,964,310	1.59	1.10	2.30	-4.64	-3.49
SAST SA JPMorgan Global Equities Portfolio Class 1	1,560,225	25.75	26.74	41,529,894	1.42	1.52	1.77	-2.96	-2.72
SAST SA JPMorgan Global Equities Portfolio Class 2	159,931	24.71	26.69	4,181,865	1.23	1.40	1.97	-3.30	-2.75
SAST SA JPMorgan Global Equities Portfolio Class 3	1,934,461	11.17	11.29	31,044,338	1.20	1.10	2.30	-3.71	-2.55
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	1,502,339	27.31	28.29	42,464,226	1.17	1.52	1.77	-1.87	-1.62
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	286,576	26.71	27.69	7,888,184	0.83	1.52	1.77	-2.02	-1.77
SAST SA JPMorgan MFS Core Bond Portfolio Class 3	41,821,741	9.70	12.70	674,332,861	0.90	1.10	2.30	-2.63	-1.46
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	1,702,554	19.28	20.02	33,856,155	0.00	1.52	1.77	1.18	1.43
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	731,734	18.42	19.97	14,230,012	0.00	1.40	1.97	0.82	1.40
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3	5,678,575	13.23	18.57	109,888,680	0.00	1.10	2.30	0.39	1.60
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	6,538,560	50.07	51.98	337,319,121	0.50	1.52	1.77	-0.47	-0.22
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	926,420	47.77	51.85	46,791,096	0.33	1.40	1.97	-0.81	-0.25
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3	15,559,952	11.88	13.33	415,934,260	0.23	1.10	2.30	-1.24	-0.05
SAST SA MFS Blue Chip Growth Portfolio Class 1	764,873	9.43	9.79	7,561,301	0.38	1.52	1.77	2.55	2.81
SAST SA MFS Blue Chip Growth Portfolio Class 2	296,156	9.05	9.61	2,823,588	0.24	1.52	1.97	2.20	2.66
SAST SA MFS Blue Chip Growth Portfolio Class 3	6,941,171	13.25	15.06	88,016,497	0.19	1.10	2.30	1.76	2.99
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	1,305,231	35.57	36.92	47,895,981	0.83	1.52	1.77	-1.54	-1.29
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	254,376	34.15	36.18	9,141,033	0.66	1.52	1.97	-1.88	-1.44
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3	11,937,528	12.27	15.55	252,203,843	0.61	1.10	2.30	-2.30	-1.12
SAST SA MFS Telecom Utility Portfolio Class 1	548,711	20.73	21.52	11,798,835	4.69	1.52	1.77	-13.58	-13.36

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

		December 31, 2015			For the Year Ended December 31 2015
					Investment	Expense		Total
		Unit Value ($)(a)		Net	Income	Ratio (%)(d)		Return (%)(e)
Sub-accounts	Units	Lowest	Highest	Assets ($)(b)	Ratio (%)(c)	Lowest	Highest	Lowest	Highest
SAST SA MFS Telecom Utility Portfolio Class 2	70,313	20.37	21.08	1,464,649	4.50	1.52	1.77	-13.71	-13.49
SAST SA MFS Telecom Utility Portfolio Class 3	1,304,070	10.04	14.52	22,273,753	4.47	1.10	2.30	-14.25	-13.22
SAST SA MFS Total Return Portfolio Class 1	3,050,425	36.48	37.85	114,450,996	2.39	1.52	1.77	-2.21	-1.96
SAST SA MFS Total Return Portfolio Class 2	889,296	34.87	37.06	32,707,582	2.18	1.52	1.97	-2.55	-2.11
SAST SA MFS Total Return Portfolio Class 3	6,615,573	11.19	13.20	165,023,988	2.12	1.10	2.30	-2.97	-1.79
SAST SA Morgan Stanley International Equities Portfolio Class 1	2,312,299	13.28	13.79	31,857,235	2.08	1.52	1.77	-1.49	-1.24
SAST SA Morgan Stanley International Equities Portfolio Class 2	902,973	12.72	13.51	12,117,412	1.88	1.52	1.97	-1.83	-1.39
SAST SA Morgan Stanley International Equities Portfolio Class 3	10,118,896	9.52	9.56	125,577,521	1.80	1.10	2.30	-2.25	-1.07
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	884,704	29.08	30.20	26,677,332	0.57	1.52	1.77	1.19	1.45
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	155,376	27.78	29.57	4,563,032	0.40	1.52	1.97	0.84	1.29
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3	2,277,826	12.67	14.57	47,259,715	0.37	1.10	2.30	0.41	1.62
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3	47,381,022	9.68	10.54	509,246,154	0.00	1.10	2.15	-5.87	-4.88
SAST SA PineBridge High-Yield Bond Portfolio Class 1	1,530,919	25.21	26.14	39,987,023	5.12	1.52	1.77	-5.97	-5.74
SAST SA PineBridge High-Yield Bond Portfolio Class 2	340,698	24.03	25.59	8,631,972	4.98	1.52	1.97	-6.30	-5.88
SAST SA PineBridge High-Yield Bond Portfolio Class 3	6,475,263	9.48	11.79	107,056,210	5.19	1.10	2.30	-6.70	-5.58
SAST SA Putnam International Growth and Income Portfolio Class 1	2,077,122	14.32	14.88	30,686,610	2.60	1.52	1.77	-3.33	-3.09
SAST SA Putnam International Growth and Income Portfolio Class 2	378,945	13.77	14.58	5,482,966	2.41	1.52	1.97	-3.67	-3.23
SAST SA Putnam International Growth and Income Portfolio Class 3	9,819,168	8.01	9.58	126,607,772	2.32	1.10	2.30	-4.08	-2.92
SAST SA Templeton Foreign Value Portfolio Class 2	850,802	16.84	18.12	15,361,549	1.91	1.52	1.97	-6.64	-6.22
SAST SA Templeton Foreign Value Portfolio Class 3	32,156,715	9.52	9.75	414,556,491	1.91	1.10	2.30	-7.04	-5.92
SAST SA VCP Dynamic Allocation Portfolio Class 3	740,201,876	9.50	11.29	8,639,891,481	1.05	1.10	2.30	-7.31	-6.19
SAST SA VCP Dynamic Strategy Portfolio Class 3	471,375,112	9.49	11.29	5,452,487,007	0.81	1.10	2.15	-7.43	-6.45
SAST SA WellsCap Aggressive Growth Portfolio Class 1	1,149,746	19.20	19.93	22,903,971	0.00	1.52	1.77	-2.92	-2.68
SAST SA WellsCap Aggressive Growth Portfolio Class 2	159,660	18.32	19.48	3,085,053	0.00	1.52	1.97	-3.26	-2.82
SAST SA WellsCap Aggressive Growth Portfolio Class 3	1,678,891	11.55	11.73	24,105,178	0.00	1.10	2.30	-3.67	-2.51
SAST SA WellsCap Fundamental Growth Portfolio Class 1	1,415,118	26.54	27.56	38,923,276	0.00	1.52	1.77	-0.25	0.00
SAST SA WellsCap Fundamental Growth Portfolio Class 2	88,179	25.34	26.96	2,351,698	0.00	1.52	1.97	-0.60	-0.15
SAST SA WellsCap Fundamental Growth Portfolio Class 3	2,639,948	14.64	16.26	61,636,248	0.00	1.15	2.30	-1.03	0.12
VALIC Company I International Equities Index Fund	172,038	9.34	9.46	1,611,014	0.32	1.10	1.40	-2.38	-2.09
VALIC Company I Mid Cap Index Fund	153,265	9.59	10.22	1,535,269	0.10	1.10	1.40	-3.85	-3.57
VALIC Company I Nasdaq-100 Index Fund	84,914	10.71	11.28	935,961	0.14	1.10	1.40	7.67	8.00
VALIC Company I Small Cap Index Fund	161,506	9.34	10.34	1,601,639	0.00	1.10	1.40	-5.81	-5.52
VALIC Company I Stock Index Fund	546,045	9.97	10.45	5,647,279	0.00	1.10	1.40	-0.35	-0.05

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.

(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7.Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 22, 2020, the date the financial statements were issued. While sufficient information is not available to adequately evaluate the short-term or long-term impact to the Company as a result of the economic and market activities associated with the 2020 outbreak of COVID-19 ("Coronavirus"), the current economic volatility and environment may adversely impact net assets for each sub-account.

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.Separate Account Mergers

At the close of business on November 29, 2019, American General Life Insurance Company Variable Annuity Account 1 ("AGL VAA1"), Variable Annuity Account 2 ("AGL VAA2"), and Variable Annuity Account 4 ("AGL VAA4") were consolidated with and into the Separate Account. AGL VAA1, AGL VAA2 and AGL VAA4 existed as segregated investment accounts established by the Company to receive and invest premium payments from variable annuity contracts issued by the Company. In effect, the consolidation resulted in the transfer of all subaccounts in AGL VAA1, AGL VAA2 and AGL VAA4 to the Separate Account. The purpose of the Consolidation was to reduce the ongoing administrative costs and inefficiencies associated with maintaining multiple Separate Accounts, each with its own recordkeeping and reporting requirements. Activity from operations and contract transactions for the consolidating separate accounts that occurred after November 29, 2019 is included in the Statement of Operations and Changes in Net Assets.

The summary below presents the shares, net asset value per share, value of shares, cost of shares, due to/from general account and net assets held for the subaccounts from each of the separate accounts that consolidated into the Separate Account on November 29, 2019.

The following table contains the funds merged in from AGL VAA1.

						Due from
						(to)
						Company's
			Net Asset		Cost of	General
			Value per	Shares at	Shares	Account,
Sub-accounts	CUSIP	Shares	Share	Fair Value	Held	Net	Net Assets
AST SA BlackRock Multi-Asset Income Portfolio Class 1	03311Y608	1,956,047	6.63	12,968,592	13,706,409	-	12,968,592
AST SA Wellington Capital Appreciation Portfolio Class 1	03311Y301	1,411,023	43.62	61,548,838	58,917,823	-	61,548,838
AST SA Wellington Government and Quality Bond Portfolio Class 1	03311Y889	719,885	15.43	11,107,831	10,970,928	-	11,107,831
AST SA Wellington Strategic Multi-Asset Portfolio Class 1	03311Y707	1,688,030	8.33	14,061,289	13,219,326	-	14,061,289
SAST SA AB Growth Portfolio Class 1	86703T774	1,416,441	49.16	69,632,249	60,440,248	-	69,632,249

The following table contains the funds merged in from AGL VAA2.

						Due from
						(to)
						Company's
			Net Asset		Cost of	General
			Value per	Shares at	Shares	Account,
Sub-accounts	CUSIP	Shares	Share	Fair Value	Held	Net	Net Assets
AST SA Wellington Government and Quality Bond Portfolio Class 1	03311Y889	690	15.43	10,645	10,659	-	10,645
SAST SA DFA Ultra Short Bond Portfolio Class 1	86703T402	911	10.62	9,673	9,650	-	9,673
SAST SA Janus Focused Growth Portfolio Class 1	86704C861	19,950	16.07	320,599	145,118	-	320,599
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	86703T790	13,587	20.39	277,046	283,717	-	277,046
SAST SA MFS Total Return Portfolio Class 1	86703T873	1,418	18.88	26,767	21,490	-	26,767
SAST SA Putnam International Growth and Income Portfolio Class 1	86703T105	6,225	9.68	60,253	48,016	-	60,253

The following table contains the funds merged in from AGL VAA4.

						Due from
						(to)
						Company's
			Net Asset		Cost of	General
			Value per	Shares at	Shares	Account,
Sub-accounts	CUSIP	Shares	Share	Fair Value	Held	Net	Net Assets
American Funds IS Global Growth Fund Class 2	030372742	646,058	31.35	20,253,929	17,509,310	-	20,253,929
American Funds IS Growth Fund Class 2	030372767	350,426	78.46	27,494,418	24,794,074	-	27,494,418
American Funds IS Growth-Income Fund Class 2	030372817	906,265	49.33	44,706,034	42,134,153	-	44,706,034
AST SA PGI Asset Allocation Portfolio Class 1	03311Y855	833,041	13.82	11,512,626	11,810,327	-	11,512,626
AST SA PGI Asset Allocation Portfolio Class 2	03311Y848	523,894	13.81	7,234,980	7,314,324	-	7,234,980
AST SA Wellington Capital Appreciation Portfolio Class 1	03311Y301	512,338	43.62	22,348,175	21,311,286	-	22,348,175
AST SA Wellington Capital Appreciation Portfolio Class 2	03311Y822	153,982	40.97	6,308,624	6,354,525	-	6,308,624
AST SA Wellington Government and Quality Bond Portfolio Class 1	03311Y889	439,889	15.43	6,787,482	6,691,001	-	6,787,482
AST SA Wellington Government and Quality Bond Portfolio Class 2	03311Y798	299,821	15.48	4,641,225	4,548,018	-	4,641,225
Invesco V.I. American Franchise Fund Series II	00888X781	13,573	61.80	838,795	741,556	-	838,795
Invesco V.I. Comstock Fund Series II	00888X765	528,086	16.46	8,692,294	8,853,234	-	8,692,294
Invesco V.I. Growth and Income Fund Series II	00888X658	480,142	18.40	8,834,607	9,401,457	-	8,834,607
Lord Abbett Growth and Income Portfolio Class VC	543910103	199,833	36.21	7,235,939	6,315,482	-	7,235,939
SAST SA AB Growth Portfolio Class 1	86703T774	482,782	49.16	23,733,565	19,632,348	-	23,733,565

VARIABLE SEPARATE ACCOUNT

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						Due from
						(to)
						Company's
			Net Asset		Cost of	General
			Value per	Shares at	Shares	Account,
Sub-accounts	CUSIP	Shares	Share	Fair Value	Held	Net	Net Assets
SAST SA AB Growth Portfolio Class 2	86703T576	146,900	48.67	7,149,606	6,267,446	-	7,149,606
SAST SA AB Small & Mid Cap Value Portfolio Class 3	86703T295	362,362	14.31	5,185,404	6,034,756	-	5,185,404
SAST SA Columbia Technology Portfolio Class 1	86703T675	129,468	7.45	964,537	747,234	-	964,537
SAST SA Columbia Technology Portfolio Class 2	86703T253	82,950	7.18	595,579	547,508	-	595,579
SAST SA DFA Ultra Short Bond Portfolio Class 1	86703T402	428,310	10.62	4,548,648	4,598,544	-	4,548,648
SAST SA DFA Ultra Short Bond Portfolio Class 2	86703T535	305,422	10.49	3,203,874	3,214,745	-	3,203,874
SAST SA Dogs of Wall Street Portfolio Class 1	86703T782	111,283	13.95	1,552,392	1,491,265	-	1,552,392
SAST SA Dogs of Wall Street Portfolio Class 2	86703T469	69,188	13.92	963,096	937,801	-	963,096
SAST SA Federated Corporate Bond Portfolio Class 1	86703T501	661,244	13.43	8,880,501	8,823,286	-	8,880,501
SAST SA Federated Corporate Bond Portfolio Class 2	86703T519	426,884	13.43	5,733,056	5,751,460	-	5,733,056
SAST SA Goldman Sachs Global Bond Portfolio Class 1	86703T600	314,862	11.19	3,523,309	3,495,014	-	3,523,309
SAST SA Goldman Sachs Global Bond Portfolio Class 2	86703T386	163,917	11.07	1,814,558	1,816,967	-	1,814,558
SAST SA Invesco Growth Opportunities Portfolio Class 1	86703T659	51,783	8.60	445,334	449,036	-	445,334
SAST SA Invesco Growth Opportunities Portfolio Class 2	86704C309	70,774	8.15	576,807	636,914	-	576,807
SAST SA Janus Focused Growth Portfolio Class 1	86704C861	90,223	16.07	1,449,884	1,081,673	-	1,449,884
SAST SA Janus Focused Growth Portfolio Class 3	86704C846	29,889	15.33	458,196	392,962	-	458,196
SAST SA JPMorgan Diversified Balanced Portfolio Class 1	86703T881	488,727	18.65	9,114,761	9,052,012	-	9,114,761
SAST SA JPMorgan Diversified Balanced Portfolio Class 2	86703T279	258,787	18.61	4,816,028	5,047,420	-	4,816,028
SAST SA JPMorgan Equity-Income Portfolio Class 1	86703T824	319,189	35.29	11,264,179	8,833,257	-	11,264,179
SAST SA JPMorgan Equity-Income Portfolio Class 2	86704C101	68,500	35.25	2,414,613	2,244,324	-	2,414,613
SAST SA JPMorgan Global Equities Portfolio Class 1	86703T717	89,628	18.32	1,641,992	1,505,397	-	1,641,992
SAST SA JPMorgan Global Equities Portfolio Class 2	86703T360	47,319	18.28	864,987	892,901	-	864,987
SAST SA JPMorgan MFS Core Bond Portfolio Class 1	86703T808	782,257	9.23	7,220,235	7,100,587	-	7,220,235
SAST SA JPMorgan MFS Core Bond Portfolio Class 2	86703T212	310,478	9.20	2,856,396	2,757,383	-	2,856,396
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 1	86703T733	176,776	19.43	3,434,755	3,089,509	-	3,434,755
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 2	86704C812	135,908	18.59	2,526,536	2,306,807	-	2,526,536
SAST SA Legg Mason BW Large Cap Value Portfolio Class 1	86703T790	1,136,464	20.39	23,172,493	23,700,263	-	23,172,493
SAST SA Legg Mason BW Large Cap Value Portfolio Class 2	86703T485	367,199	20.40	7,490,861	7,641,996	-	7,490,861
SAST SA MFS Blue Chip Growth Portfolio Class 1	86703T667	47,507	13.09	621,862	508,564	-	621,862
SAST SA MFS Blue Chip Growth Portfolio Class 2	86703T550	70,862	13.05	924,755	802,276	-	924,755
SAST SA MFS Massachusetts Investors Trust Portfolio Class 1	86703T766	45,663	23.19	1,058,923	978,287	-	1,058,923
SAST SA MFS Massachusetts Investors Trust Portfolio Class 2	86704C838	56,193	23.22	1,304,792	1,211,234	-	1,304,792
SAST SA MFS Total Return Portfolio Class 1	86703T873	693,042	18.88	13,084,628	12,401,217	-	13,084,628
SAST SA MFS Total Return Portfolio Class 3	86704C770	416,654	18.83	7,845,587	7,765,065	-	7,845,587
SAST SA Morgan Stanley International Equities Portfolio Class 1	86703T691	262,321	9.91	2,599,605	2,609,755	-	2,599,605
SAST SA Morgan Stanley International Equities Portfolio Class 2	86704C705	125,162	9.87	1,235,349	1,232,846	-	1,235,349
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 1	86703T816	99,327	21.88	2,173,266	1,510,626	-	2,173,266
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 2	86703T428	31,964	21.89	699,695	637,287	-	699,695
SAST SA PineBridge High-Yield Bond Portfolio Class 1	86703T709	863,831	5.37	4,638,773	4,893,737	-	4,638,773
SAST SA PineBridge High-Yield Bond Portfolio Class 2	86704C507	349,418	5.37	1,876,375	1,957,108	-	1,876,375
SAST SA Putnam International Growth and Income Portfolio Class 1	86703T105	133,585	9.68	1,293,105	1,224,979	-	1,293,105
SAST SA Putnam International Growth and Income Portfolio Class 2	86704C887	71,210	9.74	693,581	585,004	-	693,581
SAST SA Templeton Foreign Value Portfolio Class 3	86703T394	363,314	14.14	5,137,259	5,247,645	-	5,137,259
SAST SA WellsCap Aggressive Growth Portfolio Class 1	86703T725	144,800	23.24	3,365,147	1,976,867	-	3,365,147
SAST SA WellsCap Aggressive Growth Portfolio Class 2	86703T592	7,538	22.70	171,117	126,865	-	171,117

The consolidation did not affect the rights, obligations, or terms of the policyholders. Additionally, the consolidation had no tax consequences on the policyholders, or the Separate Account.

American General Life

Insurance Company

Audited Statutory Financial Statements

At December 31, 2019 and 2018 and

for each of the three years ended December 31, 2019

AMERICAN GENERAL LIFE INSURANCE COMPANY

TABLE OF CONTENTS TO AUDITED STATUTORY FINANCIAL STATEMENTS AND SUPPLEMENTAL INFORMATION

		Page
STATUTORY FINANCIAL STATEMENTS
Independent Auditor's Report		2
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2019 and 2018		4
Statutory Statements of Operations for the Years Ended December 31, 2019, 2018 and 2017		6
Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2019, 2018 and
	2017	7
Statutory Statements of Cash Flows for the Years Ended December 31, 2019, 2018 and 2017		8
NOTES TO STATUTORY FINANCIAL STATEMENTS
1.	Nature of Operations	9
2.	Summary of Significant Accounting Policies	10
3.	Investments	21
4.	Securities Lending and Repurchase Agreements	29
5.	Restricted Assets	32
6.	Subprime Mortgage Risk Exposure	33
7.	Derivatives	34

8.Information about Financial Instruments with Off-Balance Sheet Risk and

	Financial Instruments with Concentrations of Credit Risk	36
9.	Fair Value Measurements	37
10.	Aggregate Policy Reserves and Deposit Fund Liabilities	43
11.	Separate Accounts	45
12.	Reserves for Guaranteed Policy Benefits and Enhancements	48
13.	Participating Policy Contracts	48
14.	Premium and Annuity Considerations Deferred and Uncollected	49
15.	Reinsurance	49
16.	Federal Income Taxes	51
17.	Capital and Surplus	56
18.	Retirement Plans and Share-Based and Deferred Compensation Plans	57
19.	Debt	58
20.	Commitments and Contingencies	60
21.	Related Party Transactions	62
22.	Subsequent Events	67

23.Loan-Backed and Structured Security Impairments and Structured Notes

Holdings	68
SUPPLEMENTAL INFORMATION
Supplemental Schedule of Assets and Liabilities	73
Supplemental Investment Risks Interrogatories	75
Supplemental Summary Investment Schedule	81

1

Report of Independent Auditors

To the Board of Directors and Shareholder of

American General Life Insurance Company

We have audited the accompanying statutory financial statements of American General Life Insurance Company (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Texas Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

2

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Texas Department of Insurance described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Investment Risks Interrogatories and Supplemental Summary Investment Schedule (collectively, the "supplemental schedules") of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National

Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and

Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 22, 2020

3

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31,
(in millions)	2019	2018
Admitted assets
Cash and investments
Bonds	$98,988	$94,693
Preferred stock	299	303
Common stock	669	312
Cash, cash equivalents and short-term investments	446	1,547
Mortgage loans	21,446	18,928
Real estate	184	197
Contract loans	1,264	1,307
Derivatives	625	1,635
Securities lending reinvested collateral assets	1,283	352
Derivative cash collateral	26	20
Other invested assets	4,934	4,364
Total cash and investments	130,164	123,658
Amounts recoverable from reinsurers	366	306
Amounts receivable under reinsurance contracts	789	372
Current federal income tax recoverable	68	266
Deferred tax asset	618	517
Due and accrued investment income	1,407	1,379
Premiums due, deferred and uncollected	156	142
Receivables from affiliates	180	363
Other assets	1,015	164
Separate account assets	57,530	49,618
Total admitted assets	$192,293	$176,785

See accompanying Notes to Statutory Financial Statements.

4

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS (CONTINUED)

	December 31,
(in millions, except per share data)	2019	2018
Liabilities
Policy reserves and contractual liabilities
Life and annuity reserves	$97,632	$91,355
Liabilities for deposit-type contracts	12,038	12,012
Accident and health reserves	766	788
Premiums received in advance	12	11
Policy and contract claims	540	573
Policyholder dividends	17	15
Total policy reserves and contractual liabilities	111,005	104,754
Payable to affiliates	267	372
Interest maintenance reserve	1,605	1,278
Derivatives	227	209
Payable for securities lending	1,452	447
Repurchase agreements	68	119
Collateral for derivatives program	356	835
Funds held under coinsurance	11,253	10,863
Accrued expenses and other liabilities	1,885	1,750
Net transfers from separate accounts due or accrued	(1,601)	(1,394)
Asset valuation reserve	1,957	1,583
Separate account liabilities	57,530	49,618
Total liabilities	186,004	170,434
Commitments and contingencies (see Note 20)
Capital and surplus
Common stock, $10 par value; 600,000 shares authorized, issued and outstanding	6	6
Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding	1	1
Gross paid-in and contributed surplus	3,510	3,510
Unassigned surplus	2,772	2,834
Total capital and surplus	6,289	6,351
Total liabilities and capital and surplus	$192,293	$176,785

See accompanying Notes to Statutory Financial Statements.

5

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
(in millions)	2019	2018	2017
Revenues
Premiums and annuity considerations	$14,330	$(10,325)	$11,031
Net investment income	6,103	6,243	5,881
Amortization of interest maintenance reserve	123	141	128
Reserve adjustments on reinsurance ceded	(2,360)	17,732	(1,160)
Commissions and expense allowances	730	814	798
Separate account fees	1,297	1,167	1,216
Other income	429	437	472
Total revenues	20,652	16,209	18,366
Benefits and expenses
Death benefits	547	260	760
Annuity benefits	2,515	1,537	3,374
Surrender benefits	7,303	7,119	6,452
Other benefits	643	271	565
Change in reserves	6,086	3,792	742
Commissions	1,143	1,131	1,023
General insurance expenses	913	828	969
Net transfers (from) to separate accounts	(192)	(774)	1,306
Other expenses	694	638	592
Total benefits and expenses	19,652	14,802	15,783
Net gain from operations before dividends to policyholders and federal
income taxes	1,000	1,407	2,583
Dividends to policyholders	4	(13)	18
Net gain from operations after dividends to policyholders and before federal
income taxes	996	1,420	2,565
Federal income tax expense	760	513	1,025
Net gain from operations	236	907	1,540
Net realized capital losses, net of tax	(144)	(342)	(928)
Net income	$92	$565	$612

See accompanying Notes to Statutory Financial Statements.

6

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

		Gross Paid-
	Common &	In and
(in millions)	Preferred	Contributed	Unassigned	Total Capital
	Stock	Surplus	Surplus	and Surplus
Balance, January 1, 2017	$7	$3,688	$5,306	$9,001
Net income	-	-	612	612
Change in net unrealized capital gains (losses)	-	-	36	36
Change in net unrealized foreign exchange capital gains (losses)	-	-	271	271
Change in deferred tax	-	-	(1,286)	(1,286)
Change in non-admitted assets	-	-	1,001	1,001
Change in asset valuation reserve	-	-	19	19
Change in surplus from separate accounts	-	-	178	178
Other changes in surplus in separate accounts	-	-	(178)	(178)
Cumulative effect of changes in accounting principles	-	-	132	132
Capital Changes:
Return of capital	-	(178)	-	(178)
Dividends to parent recorded as return of capital	-	-	107	107
Dividends to stockholder	-	-	(1,722)	(1,722)
Prior period corrections (see Note 2)	-	-	(9)	(9)
Balance, December 31, 2017	$7	$3,510	$4,467	$7,984
Net income	-	-	565	565
Change in net unrealized capital gains (losses)	-	-	32	32
Change in net unrealized foreign exchange capital gains (losses)	-	-	(256)	(256)
Change in deferred tax	-	-	24	24
Change in non-admitted assets	-	-	(292)	(292)
Change in asset valuation reserve	-	-	(47)	(47)
Change in surplus from separate accounts	-	-	74	74
Other changes in surplus in separate accounts	-	-	(74)	(74)
Capital Changes:
Dividends to stockholder	-	-	(1,697)	(1,697)
Prior period corrections (see Note 2)	-	-	38	38
Balance, December 31, 2018	$7	$3,510	$2,834	$6,351
Net income	-	-	92	92
Change in net unrealized capital gains (losses)	-	-	743	743
Change in net unrealized foreign exchange capital gains (losses)	-	-	207	207
Change in deferred tax	-	-	901	901
Change in non-admitted assets	-	-	(510)	(510)
Change in liability for reinsurance in unauthorized and certified companies	-	-	(1)	(1)
Change in reserve on account of change in valuation basis	-	-	22	22
Change in asset valuation reserve	-	-	(374)	(374)
Change in surplus from separate accounts	-	-	162	162
Other changes in surplus in separate accounts	-	-	(162)	(162)
Cumulative effect of changes in accounting principles	-	-	(318)	(318)
Change in surplus as a result of reinsurance	-	-	(12)	(12)
Dividends to stockholder	-	-	(890)	(890)
Prior period corrections (see Note 2)	-	-	(206)	(206)
Other changes	-	-	284	284
Balance, December 31, 2019	$7	$3,510	$2,772	$6,289

See accompanying Notes to Statutory Financial Statements.

7

AMERICAN GENERAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(in millions)	2019	2018	2017
Cash from operations	$14,286
Premium and annuity considerations, collected, net of reinsurance		$11,771	$10,601
Net investment income collected	5,563	5,468	5,143
Other income	(65)	(1,848)	1,148
Total revenue received	19,784	15,391	16,892
Benefits paid	11,381	9,107	11,051
Net transfers to (from) separate accounts	17	(971)	1,450
Commissions and expenses paid	3,278	2,907	2,959
Dividends paid to policyholders	2	(10)	19
Federal income taxes paid	681	540	902
Total benefits and expenses paid	15,359	11,573	16,381
Net cash provided by operations	4,425	3,818	511
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	20,870	18,960	23,013
Stocks	148	10	25
Mortgage loans	2,040	1,594	1,727
Real estate	38	36	32
Other invested assets	2,245	882	1,630
Derivatives	2,005	-	-
Securities lending reinvested collateral assets	-	2,066	-
Miscellaneous proceeds	100	1,235	1,281
Total proceeds from investments sold, matured or repaid	27,446	24,783	27,708
Cost of investments acquired:
Bonds	24,100	19,254	21,006
Stocks	489	325	64
Mortgage loans	4,459	4,157	4,136
Real estate	35	36	92
Other invested assets	2,500	1,343	1,714
Securities lending reinvested collateral assets	931	-	279
Miscellaneous purchases	9	1,309	341
Total cost of investments acquired	32,523	26,424	27,632
Net adjustment in contract loans	(40)	(33)	(29)
Net cash (used in) provided by investing activities	(5,037)	(1,608)	105
Cash from financing and miscellaneous sources
Cash provided (applied):
Return of capital	-	-	(178)
Net (withdrawals from) deposits on deposit-type contracts	(393)	1,983	173
Dividends to Parent	(890)	(1,697)	(1,240)
Change in securities lending	1,005	(2,013)	314
Other, net	(211)	945	245
Net cash used in financing and miscellaneous activities	(489)	(782)	(686)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,101)	1,428	(70)
Cash, cash equivalents and short-term investments at beginning of year	1,547	119	189
Cash, cash equivalents and short-term investments at end of year	$446	$1,547	$119

Non-cash activities, excluded from above:
Non-cash transfer from other invested assets to common stocks	$57	$-	$-
Non-cash transfer from common stocks to bonds	22	-	-
Non-cash transfer from other invested assets to mortgage loans	5	787	1,468
Non-cash AIG Global Real Estate transactions	-	644	-
Non-cash Fortitude Re settlement	-	230	-
Non-cash Investment Real Estate sale	-	128	-
Non-cash tax payment	-	-	671
Non-cash dividends reclass	-	-	482

See accompanying Notes to Statutory Financial Statements.

8

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company (AGL or the Company), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). AIG Parent is a holding company, which through its subsidiaries provides a wide range of property casualty insurance, life insurance, retirement products and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. The term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

The Company is a stock life insurance company domiciled and licensed under the laws of the State of Texas and is subject to regulation by the Texas Department of Insurance (TDI). The Company is also subject to regulation by the states in which it is authorized to transact business. The Company is licensed in 49 states and the District of Columbia.

The Company is a leading provider in the United States of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider in the United States of fixed and variable annuities. AGL's primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, private placement variable universal life, structured settlements, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts, funding agreements, stable value wrap products and group benefits. The Company distributes its products through a broad multi-channel distribution network, which includes independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants and direct-to-consumer through AIG Direct Insurance Services, Inc. (AIG Direct).

SunAmerica Asset Management LLC (SAAMCo), together with its wholly owned distributor, AIG Capital Services, Inc., and its wholly owned servicing agent, SunAmerica Fund Services, Inc., represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In February 2018, the Company and its U.S. life insurance company affiliates, Variable Annuity Life Insurance Company (VALIC) and The United States Life Insurance Company in the City of New York (USL), each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). Please refer to Note 15 – Reinsurance for further details relating to this agreement.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of the Company's portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk.

The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company's exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

9

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), as described herein.

The TDI recognizes only statutory accounting practices (SAP) prescribed or permitted by the State of Texas for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Texas Insurance Law. The National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Texas.

The state has adopted certain prescribed accounting practices that differ from those found in the NAIC SAP. In 1984, the Company increased the value of its home office real estate properties to reflect the then current market value in accordance with prescribed guidance.

Effective December 31, 2015 and subsequent reporting periods through September 30, 2019, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to use the criteria established in Actuarial Guideline 43, instead of the criteria established in Statement of Statutory Accounting Principles ("SSAP") No. 86, "Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions" to determine if a hedge was effective for certain interest rate swaps that were used to hedge guaranteed minimum withdrawal benefits. Thus, specific interest rate swaps that AGL determined were effective hedges were reported at amortized cost, pursuant to the accounting guidance set forth in SSAP 86.

Effective December 31, 2017, AGL received approval from the TDI expanding the aforementioned permitted practice to also include swaptions in its 2017 Annual Statement and subsequent reporting periods through September 30, 2019. Upon adoption, the effect of the original and expanded permitted practices were respectively reported as changes in accounting principle, consistent with SSAP No. 3, "Accounting Changes and Corrections of Errors".

Upon expiration of the above permitted practices for swaps and swaptions subsequent to September 30, 2019, AGL applied the guidance in SSAP 86 and recognized this change in accounting principle as of the beginning of the year (i.e., January 1, 2019), as required by SSAP 3, which decreased AGL's surplus by approximately $318 million at January 1, 2019. Subsequent to January 1, 2019, application of guidance in SSAP 86 to AGL's hedging instruments (swaps and swaptions) increased AGL's surplus by approximately $0.9 billion, primarily due to the recognition of unrealized gains. AGL intends to begin prospectively accounting for the subject interest rate derivatives that hedge interest rate risk related to guaranteed minimum withdrawal benefits under SSAP 108 guidance effective January 1, 2020. The adoption of SSAP 108 will coincide with the implementation of the related reserve guidance in the NAIC Valuation Manual (VM) subsection 21 (VM 21), Requirements for Principle-Based Reserves for Variable Annuities.

In addition, AGL received a new permitted practice with respect to an excess of loss reinsurance agreement (the "XoL Agreement") for the reporting period ending December 31, 2019 as follows:

Effective December 31, 2019 and subsequent reporting periods through September 30, 2020, AGL received approval from the TDI to apply a permitted practice in its financial statements allowing AGL to recognize an admitted asset related to the notional value of coverage defined in the XoL Agreement. This asset is reported in Other assets in the balance sheet. The XoL Agreement has a 20 year term and provides coverage to AGL for aggregate claims incurred during the agreement term associated with guaranteed minimum withdrawal benefits on certain fixed index annuities exceeding an attachment point defined in the XoL agreement. The permitted practice allows AGL to manage its reserves in a manner more in line with anticipated principle-based reserving requirements under development for fixed index annuities. As a condition for approving the permitted practice, the TDI imposed certain conditions relating to the permitted practice.

The Insurance Commissioner of the State of Texas has the right to permit other specific practices that deviate from prescribed practices.

10

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a reconciliation of the Company's net income and capital and surplus between NAIC SAP basis and the basis including practices prescribed or permitted by the State of Texas:

		December 31,
(in millions)	SSAP#	2019	2018	2017
NET INCOME
State basis		$92	$565	$612
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges - NII	86	-	47	6
Effective interest rate hedges - RG(L)		-	12	(6)
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	-	-	-
Net income, NAIC SAP		$92	$624	$612
SURPLUS
State basis		$6,289	$6,351	$7,984
State permitted practices that increase (decrease) NAIC SAP:
Effective interest rate hedges	86	-	(403)	(430)
XoL reinsurance agreement	4	(284)	-	-
State prescribed practices that increase (decrease) NAIC SAP:
Depreciation of home office property	40R	(24)	(24)	(24)
Statutory capital and surplus, NAIC SAP		$5,981	$5,924	$7,530

In the event AGL had not employed any or all of these permitted and prescribed practices, AGL's risk-based capital (RBC) would not have triggered a regulatory event.

Certain prior year amounts have been reclassified to conform to the current year presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the TDI requires management to make estimates and assumptions that affect the reported amounts in the statutory financial statements and the accompanying notes. It also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expense during the period. The areas of significant judgments and estimates include the following:

•application of other-than-temporary impairments (OTTI);

•estimates with respect to income taxes, including recoverability of deferred tax assets (DTA);

•fair value measurements of certain financial assets; and

•policy reserves for life, annuity and accident and health insurance contracts, including guarantees.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, Statutory Statements of Operations and Statutory Statements of Cash Flows could be materially affected.

Significant Accounting Policies

Bonds not backed by other loans are carried at amortized cost except for those with a NAIC designation of "6" or "6*". Bonds with a NAIC 6 designation are carried at the lower of amortized cost or fair value, with unrealized losses charged directly to unassigned surplus. Bonds that have not been filed and have not received a designation in over one year from the NAIC's Investment Analysis Office (IAO) receive a "6*" designation and are carried at zero, with the unrealized loss charged directly to unassigned surplus. Bonds filed with the IAO which receive a "6*" designation may carry a value greater than zero. Securities are assigned a NAIC 5* designation if the Company certifies that (1) the documentation necessary to permit a full credit analysis does not exist, (2) the issuer or obligor is current on all contracted interest and principal payments and (3) the Company has an actual expectation of ultimate repayment of all

11

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

contracted interest and principal. Securities with NAIC 5* designations are deemed to possess the credit characteristics of securities assigned a NAIC 5 designation. The discount or premium on bonds is amortized using the effective yield method.

Loan-backed and structured securities (LBaSS) include residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), pass-thru securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer. LBaSS are carried on a basis consistent with that of bonds not backed by loans. Income recognition for LBaSS is determined using the effective yield method and estimated cash flows. Prepayment assumptions for single-class and multi-class mortgage-backed securities (MBS) and ABS were obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its LBaSS. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

RBC charges for LBaSS are based on the final NAIC designations, which are determined with a multi-step approach. The initial designation is used to determine the carrying value of the security. The final NAIC designation is used for reporting and affects RBC. The final NAIC designation is determined in one of three ways. The final NAIC designation for most RMBS and CMBS is determined by financial modeling conducted by BlackRock. RMBS and CMBS that are not financially modeled, primarily due to a lack of publicly available information and most remaining LBaSS are subject to a modified designation based on an NAIC matrix and the Company's statement value for the security. For credit tenant loans, equipment trust certificates, any corporate-like securities rated by the NAIC's IAO, interest only securities, and those securities with an original NAIC designation of 5, 5*, 6 or 6*, the final NAIC designation is based on the IAO or Credit Rating Provider rating and is not subject to a modified designation or financial modeling.

Short sale is the sale of a security which is not owned by the Company at the time of sale. Short sales are normally settled by the delivery of a security borrowed by or on behalf of seller. A short sale as defined in Statement of Statutory Accounting Principle (SSAP) No. 103 "Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" is reported as a contra-asset (negative asset) initially reported at fair value, with changes in fair value recognized as unrealized gains and losses.

Preferred stocks with NAIC designations of "1" through "3" are carried at amortized cost. All other preferred stocks are stated at the lower of cost, amortized cost or fair value, with unrealized capital losses charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary.

Unaffiliated common stocks are carried at fair value, with unrealized capital gains and losses credited or charged directly to unassigned surplus. Provisions made for impairment are recorded as realized capital losses when declines in fair value are determined to be other than temporary. For Federal Home Loan Bank (FHLB) capital stock, which is only redeemable at par, the fair value shall be presumed to be par, unless considered other-than-temporarily impaired.

The Company has no investments in insurance subsidiary, controlled, and affiliated (SCA) entities. Investments in non- insurance SCA entities are recorded based on the equity of the investee per audited financial statements prepared pursuant to U.S. GAAP, which is adjusted to a statutory basis of accounting, if applicable. All investments in non- insurance SCA entities for which either audited U.S. GAAP financial statements or audited foreign GAAP basis financial statements that include a footnote reconciling net income and equity on a foreign GAAP basis to U.S. GAAP are not available, are non-admitted as assets. Undistributed equity in earnings of affiliates is included in unassigned surplus as a component of unrealized capital gains or losses. Dividends received from such affiliates are recorded as investment income when declared.

Mortgage and mezzanine real estate loans are carried at unpaid principal balances less allowances for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on performing loans is accrued as earned.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective

12

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance is established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Real estate consists of properties occupied by the Company, properties held for the production of income and properties held for sale. Properties occupied by the Company and held for the production of income are carried at depreciated cost, less encumbrances, unless events or circumstances indicate the carrying amount of the asset (amount prior to reduction for encumbrances) may not be recoverable. Properties held for sale are carried at the lower of its depreciated cost or fair value less estimated costs to sell the property and net of encumbrances. Real estate obtained through foreclosure, in satisfaction of a loan, is recorded at the time of foreclosure at the lower of fair value as determined by acceptable appraisal methodologies, or the carrying amount of the related loan. Land is reported at cost.

Cash, cash equivalents and short-term investments include cash on hand and amounts due from banks and highly liquid debt instruments that have original maturities within one year of date of purchase and are carried at amortized cost. Short-term investments include interest-bearing money market funds, investment pools and other investments with original maturities within one year from the date of purchase.

Contract loans are carried at unpaid balances, which include unpaid principal plus accrued interest, including 90 days or more past due. All loan amounts in excess of the contract cash surrender value are considered non-admitted assets.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are reported in a manner consistent with the hedged asset or liability (hedge accounting). Changes in statement value or cash flow of derivatives that qualify for hedge accounting are recorded consistent with the changes in the statement value or cash flow of the hedged asset or liability. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge (ineffective hedges) are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Hedge accounting was not used for any derivative instruments in 2019.

Other invested assets principally consist of investments in limited partnerships and limited liability companies. Investments in these assets, except for joint ventures, partnerships and limited liability companies with a minor ownership interest, are reported using the equity method. Under SAP, such investments are generally reported based on audited U.S. GAAP equity of the investee, with subsequent adjustment to a statutory basis of accounting, if applicable.

Joint ventures, partnerships and limited liability companies in which the Company has a minor ownership interest (i.e., less than 10 percent) or lacks control, are generally recorded based on the underlying audited U.S. GAAP equity of the investee, with some prescribed exceptions. SAP allows the use of (a) the U.S. GAAP equity as set forth in the footnote reconciliation of foreign GAAP equity and income to U.S. GAAP within audited foreign GAAP financial statements or (b) the International Financial Reporting Standards (IFRS) basis equity in audited IFRS financial statements as an acceptable basis for the valuation of minor/non-controlled investments. The audited U.S. tax basis equity may also be used in certain circumstances.

All other investments in entities for which audited U.S. GAAP financial statements, or another acceptable audited basis of accounting as described above were not available have been non-admitted as assets. Undistributed accumulated earnings of such entities are included in unassigned surplus as a component of unrealized capital gains or losses. Distributions received that are not in excess of the undistributed accumulated earnings are recognized as investment income. Impairments that are determined to be other than temporary are recognized as realized capital losses.

Securities lending and repurchase agreements: The Company has a securities lending program, which was approved by its Board of Directors and lends securities from its investment portfolio to supplement liquidity or for other uses as deemed appropriate by management. Under the program, securities are lent to financial institutions, and in return the Company receives cash as collateral equal to 102 percent of the fair value of the loaned securities. The cash

13

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

collateral received is invested in short-term investments that may be sold or repledged or partially used for short-term liquidity purposes based on conservative cash flow forecasts. Securities lent by the Company under these transactions may be sold or repledged by the counterparties. The liability for cash collateral received is reported in payable for securities lending in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. The Company monitors the fair value of securities loaned and obtains additional collateral as necessary. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements.

In addition, the Company is a party to secured financing transactions involving securities sold under agreements to repurchase (repurchase agreements), in which the Company transfers securities in exchange for cash, with an agreement by the Company to repurchase the same or substantially similar securities on agreed upon dates specified in the agreements.

Investment income due and accrued is non-admitted from investment income for bonds and other invested assets when collection of interest is overdue by more than 90 days, or is uncertain, and for mortgage loans when loans are foreclosed, or delinquent in payment for greater than 90 days, or when collection of interest is uncertain.

Net realized capital gains and losses, which are determined by using the specific identification method, are reflected in income net of applicable federal income taxes and transfers to the interest maintenance reserve.

The Company regularly evaluates its investments for other-than-temporary impairment (OTTI) in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

For bonds, other than LBaSS, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. If it is determined an OTTI has occurred, the cost basis of bonds are written down to fair value and the amount of the write- down is recognized as a realized capital loss.

For LBaSS, a non-interest related OTTI resulting from a decline in value due to fundamental credit problems of the issuer is recognized when the projected discounted cash flows for a particular security are less than its amortized cost. When a non-interest related OTTI occurs, the LBaSS is written down to the present value of future cash flows expected to be collected. An OTTI is also deemed to have occurred if the Company intends to sell the LBaSS or does not have the intent and ability to retain the LBaSS until recovery. If the decline is interest-related, the LBaSS is written down to fair value.

In periods subsequent to the recognition of an OTTI loss, the Company generally accretes the difference between the new cost basis and the future cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of estimated future cash flows.

Non-admitted assets are excluded from admitted assets and the change in the aggregate amount of such assets is reflected as a separate component of unassigned surplus. Non-admitted assets include all assets specifically designated as non-admitted and assets not designated as admitted, such as a negative IMR, a certain portion of DTAs, prepaid expenses, electronic data processing (EDP) equipment assets, agents' balances or other receivables over 90 days. Non-admitted assets were $3.4 billion and $2.9 billion at December 31, 2019 and 2018, respectively.

Interest maintenance reserve (IMR) is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related investment gains and losses resulting from sales (net of taxes) and interest- related OTTI (net of taxes). An OTTI occurs when the Company, at the reporting date, has the intent to sell an investment or does not have the intent and ability to hold the security before recovery of the cost of the investment. For LBaSS, if the Company recognizes an interest-related OTTI, the non-interest-related OTTI is recorded to the asset valuation reserve, and the interest-related portion to IMR. Such gains and losses are deferred into the IMR and amortized into income using the grouped method over the remaining contractual lives of the securities sold.

Asset valuation reserve (AVR) is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are recorded as direct increases or decreases in surplus.

14

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Separate account assets and liabilities generally represent funds for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company, except for certain guaranteed products. Separate account assets are generally reported at fair value. In addition, certain products with fixed guarantees and market-value-adjusted (MVA) fixed annuity contracts in which the assets are generally carried at amortized cost are required by certain states to be carried in a separate account. The operations of the separate accounts are excluded from the Statutory Statements of Operations and Statutory Statements of Cash Flows of the Company. The Company receives fees for assuming mortality and certain expense risks. Such fees are included in separate account fees in the Statutory Statements of Operations. Reserves for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners' Annuity Reserve Valuation Method (VACARVM) under Actuarial Guideline 43 (AG 43). Reserves for variable universal life accounts are provided in accordance with the Commissioners' Reserve Valuation Method (CRVM).

Policy reserves are established according to different methods.

Life, annuity, and health reserves are developed by actuarial methods and are determined based on published tables using specified interest rates, mortality or morbidity assumptions, and valuation methods prescribed or permitted by statutes that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the TDI.

The Company waives the deduction of deferred fractional premiums on the death of the life and annuity policy insured and returns any premium beyond the date of death. The Company reported additional reserves for surrender values in excess of the corresponding policy reserves.

The Company performs annual cash flow testing in accordance with the Actuarial Opinion and Memorandum Regulation to ensure adequacy of the reserves. Additional reserves are established where the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or where the net premiums exceed the gross premiums on any insurance in force. Total cash flow testing reserves were $233.9 million at December 31, 2019.

A majority of the Company's variable annuity products are issued with a guaranteed minimum death benefit (GMDB) which provides that, upon the death of a contractholder, the contractholder's beneficiary will receive the greater of (1) the contractholder's account value, or (2) a GMDB that varies by product. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the greatest contract value, adjusted for withdrawals, at the specified contract anniversaries; or the principal invested, adjusted for withdrawals, accumulated at the specified rate per annum. These benefits have issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Death benefits on GMDB policies generally reduce on a proportional basis or on a dollar-for-dollar basis when a partial withdrawal occurs.

Reserves for GMDB benefits are included in the VACARVM reserve. AG 43 requires the Company to perform a stochastic valuation analysis of the total reserves held for all variable annuity contracts with GMDB. These reserves are derived by using the 70 percent Conditional Tail Expectation of the modeled reserves and are based on prudent estimate assumptions. In addition, a deterministic valuation is also performed using assumptions prescribed in AG 43. The greater of these two reserve balances is the AG 43 reserve. However, the Company is currently holding reserves at the C3 Phase II Total Asset Requirement level, which is higher than the AG 43 amount.

Life policies underwritten as substandard are charged extra premiums. Reserves are computed for a substandard policy by adding the reserve for an otherwise identical non-substandard policy plus a factor times the extra premium charge for the year. The factor varies by duration, type of plan, and underwriting. In addition, an extra mortality reserve is reported for ordinary life insurance policies classified as group conversions. Substandard structured settlement annuity reserves are determined by making a constant addition to the mortality rate of the applicable valuation mortality table so that the life expectancy on the adjusted table is equal to the life expectancy determined by the Company's underwriters at issue.

15

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company had $97.7 billion of insurance in-force and $1.7 billion of reserves as of December 31, 2019, and $66.3 billion of insurance in-force and $1.5 billion of reserves as of December 31, 2018, for which the gross premiums are less than the net premiums according to the standard of valuation set by the TDI.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula, except for universal life insurance and deferred annuity reserves, which include fund accumulations for which tabular interest has been determined from basic data. For the determination of tabular interest on funds not involving life contingencies, the actual credited interest is used.

Liabilities for deposit-type contracts, which include supplementary contracts without life contingencies and annuities certain, are based on the discounting of future payments at an annual statutory effective rate. Tabular interest on other funds not involving life contingencies is based on the interest rate at which the liability accrues.

Policy and contract claims represent the ultimate net cost of all reported and unreported claims incurred during the year. Reserves for unpaid claims are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary, as experience develops or new information becomes known; such adjustments are included in current operations.

Reserves for future policy benefits to be paid on life and accident and health policies, incurred in the statement period, but not yet reported, were established using historical data from claim lag experience. The data is aggregated from product specific studies performed on the Company's business.

Premiums and annuity considerations and related expenses are recognized over different periods. Life premiums are recognized as income over the premium paying periods of the related policies. Annuity considerations are recognized as revenue when received. Premiums for deposit-type products are credited directly to the respective reserves and are not recorded in the Statutory Statement of Operations. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Acquisition costs such as commissions and other expenses related to the production of new business are charged to the Statutory Statements of Operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Annuity and deposit-type contract surrender benefits are reported on a cash basis, and include annuity benefits, payments under supplementary contracts with life contingencies, surrenders and withdrawals. Withdrawals from deposit-type contracts directly reduce the liability for deposit-type contracts and are not reported in the Statutory Statements of Operations.

General insurance expenses include allocated expenses pursuant to a cost allocation agreement. The Company purchases administrative, accounting, marketing and data processing services from AIG Parent or its subsidiaries and is charged based on estimated levels of usage, transactions or time incurred in providing the respective services. The allocation of costs for investment management services purchased from AIG Parent or its subsidiaries is based on the level of assets under management.

Federal income tax expense (benefit) is recognized and computed on a separate company basis pursuant to a tax sharing agreement with AIG Parent, because the Company is included in the consolidated federal income tax return of its ultimate parent, AIG Parent. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. The federal income tax expense or benefit reflected in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, but excludes tax on the net realized capital gains or losses.

Income taxes on capital gains or losses reflect differences in the recognition of capital gains or losses on a statutory accounting basis versus a tax accounting basis. The most significant of such differences involve impairments of investments, which are recorded as realized losses in the Statutory Statements of Operations but are not recognized for tax purposes, and the deferral of net capital gains and losses into the IMR for statutory income but not for taxable

16

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

income. Capital gains and losses on certain related-party transactions are recognized for statutory financial reporting purposes but are deferred for income tax reporting purposes until the security is sold to an outside party.

A deferred tax asset (DTA) or deferred tax liability (DTL) is included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus, which reflects the expected future tax consequences of temporary differences between the statement values of assets and liabilities for statutory financial reporting purposes and the amounts used for income tax reporting purposes. The change in the net DTA or DTL is reflected in a separate component of unassigned surplus. Net DTA are limited in their admissibility.

Accounting Changes

Effective January 1, 2019, the Company changed the Actuarial Guideline XXXV Type 2 computational method from Commissioners Annuity Reserve Valuation Method with Updated Market Values (CARVM-UMV) to Market Value Reserve Method (MVRM) using Black-Scholes Projection Method as approved by the domiciliary commissioner. The change in the reserving methodology increased unassigned surplus by $22 million.

There were no new accounting standards that were effective during the periods covered by this statement that had a material impact on the operations of the Company.

Correction of Errors

SAP requires that corrections of errors related to prior periods be reported as adjustments to unassigned surplus to the extent that they are not material to prior periods.

In 2019, five out-of-period errors were identified and corrected, which decreased unassigned surplus by $206 million. The most significant of these was an increase in indexed annuity reserves due to an incorrect application of incident rates.

In 2018, six out-of-period errors were identified and corrected, which increased unassigned surplus by $38 million. The most significant of these were in universal life business reflecting a reduction in reserves and adjustments to reinsurance premiums, partially offset by an increase in annuity reserves.

In 2017, certain prior year errors were identified and corrected, which increased reserves and decreased unassigned surplus by $9 million. The most significant of these was an increase in universal life reserves and a decrease in deferred annuity reserves from the correction of the cash values in the policy administration system.

Differences in Statutory Accounting and U.S. GAAP Accounting

The accompanying statutory financial statements have been prepared in accordance with accounting practices prescribed or permitted by the TDI. These accounting practices vary in certain respects from U.S. GAAP. The primary differences between NAIC SAP and U.S. GAAP are as follows.

The objectives of U.S. GAAP differ from the objectives of SAP. U.S. GAAP is designed to measure the entity as a going concern and to produce general purpose financial statements to meet the varying needs of the different users of financial statements. SAP is designed to address the accounting requirements of regulators, who are the primary users of statutory-basis financial statements and whose primary objective is to measure solvency. As a result, U.S. GAAP stresses measurement of earnings and financial condition of a business from period to period, while SAP stresses measurement of the ability of the insurer to pay claims in the future.

Investments. Under SAP, investments in bonds and preferred stocks are generally reported at amortized cost. However, if bonds are designated category "6" and preferred stocks are designated categories "4 – 6" by the NAIC, these investments are reported at the lesser of amortized cost or fair value with a credit or charge to unrealized investment gains or losses. For U.S. GAAP, such fixed-maturity investments are designated at purchase as held-to- maturity, trading, or available-for-sale. Held-to-maturity fixed-maturity investments are reported at amortized cost, and

17

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

the remaining fixed-maturity investments are reported at fair value, with unrealized capital gains and losses reported in operations for those designated as trading and as a component of other comprehensive income for those designated as available-for-sale.

Under SAP, all single- and multi-class MBS or other ABS (e.g., Collateralized Mortgage Obligations (CMO) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium with respect to such securities using either the retrospective or prospective method. For LBaSS subsequent to July 1, 2009, if it is determined that a decline in fair value is other than temporary the cost basis of the security is written down to the discounted estimated future cash flows. Bonds, other than LBaSS, that are other-than-temporarily impaired are written down to fair value. For U.S. GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, MBS and ABS securities), other than high credit quality securities, would be adjusted using the prospective method when there is a change in estimated future cash flows. If high-credit quality securities must be adjusted, the retrospective method would be used. For all bonds, if it is determined that a decline in fair value is other-than-temporary, the cost basis of the security would be written down to the discounted estimated future cash flows, while the non-credit portion of the impairment would be recorded as an unrealized loss in other comprehensive income.

Under SAP, when it is probable that the insurer will be unable to collect all amounts due according to the contractual terms of the mortgage agreement, valuation allowances are established for temporarily-impaired mortgage loans based on the difference between the unpaid loan balance and the estimated fair value of the underlying real estate, less estimated costs to obtain and sell. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus rather than as a component of earnings as would be required under U.S. GAAP. If the impairment is other-than-temporary, a direct write down is recognized as a realized loss, and a new cost basis is established. Under U.S. GAAP, valuation allowances would be established when the insurer determines it is probable that it will be unable to collect principal and interest due according to the contractual terms of the loan agreement. Such U.S. GAAP allowances would be based on the difference between the unpaid loan balance and the present value of expected future cash flows discounted at the loan's original effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate.

Under SAP, joint ventures, partnerships and limited liability companies in which the insurer has a minor ownership interest (i.e., less than 10 percent) or lacks control are generally recorded based on the underlying audited U.S. GAAP basis equity of the investee. Under U.S. GAAP, joint ventures, partnerships and limited liability companies in which the insurer has a significant ownership interest or is deemed to have control are accounted for under the equity method, where that is not the case, such investments are carried at fair value with changes in fair value recognized in earnings in 2018 for equity securities previously designated as available-for-sale and through net income for equity securities measured at fair value at the Company's election. Prior to 2018, equity securities designated as available-for-sale were carried at fair value with changes in fair value recorded through other comprehensive income.

Real Estate. Under SAP, investments in real estate are reported net of related obligations; under U.S. GAAP, investments in real estate are reported on a gross basis. Under SAP, real estate owned and occupied by the insurer is included in investments; under U.S. GAAP, real estate owned and occupied by the insurer is reported as an operating asset, and operating income and expenses include rent for the insurer's occupancy of those properties.

Derivatives. Under SAP, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with the changes in fair value recorded as unrealized capital gains or losses. Under U.S. GAAP, such derivative instruments are accounted for at fair value with the changes in fair value recorded as realized capital gains or losses. Under U.S. GAAP, fair value measurement for free standing derivatives incorporate either counterparty's credit risk for derivative assets or the insurer's credit risk for derivative liabilities by determining the explicit cost to protect against credit exposure. This credit exposure evaluation takes into consideration observable credit default swap rates. Under SAP, non-performance risk (own credit-risk) is not reflected in the fair value calculations for derivative liabilities. Under U.S. GAAP, index life insurance features in certain variable universal life contracts and certain guaranteed features of variable annuities are bifurcated and accounted for separately as embedded policy derivatives. Under SAP, embedded derivatives are not bifurcated or accounted for separately from the host contract.

Interest Maintenance Reserve. Under SAP, the insurer is required to maintain an IMR. IMR is calculated based on methods prescribed by the NAIC and was established to prevent large fluctuations in interest-related capital gains and

18

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

losses realized through sales or OTTI. IMR applies to all types of fixed maturity investments, including bonds, preferred stocks, MBS, ABS and mortgage loans. After-tax capital gains or losses realized upon the sale or impairment of such investments resulting from changes in the overall level of interest rates are excluded from current period net income and transferred to the IMR. The transferred after-tax net realized capital gains or losses are then amortized into income over the remaining period to maturity of the divested asset. Realized capital gains and losses are reported net of tax and transfers to the IMR, after net gain from operations. Any negative IMR balance is treated as non-admitted asset. This reserve is not required under U.S. GAAP and pre-tax realized capital gains and losses are reported as component of total revenues, with related taxes included in taxes from operations.

Asset Valuation Reserve. Under SAP, the insurer is required to maintain an AVR, which is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. The level of AVR is based on both the type of investment and its credit rating. Under SAP, AVR is included in total adjusted capital for RBC analysis purposes. Changes to AVR are charged or credited directly to unassigned surplus. This reserve is not required under U.S. GAAP.

Subsidiaries. Under SAP, investments in insurance subsidiaries are recorded based upon the underlying audited statutory equity of a subsidiary with all undistributed earnings or losses shown as an unrealized capital gain or loss in unassigned surplus. Dividends received by the parent company from its subsidiaries are recorded through net investment income. Under U.S. GAAP, subsidiaries' financial statements are combined with the parent company's financial statements through consolidation. All intercompany balances and transactions are eliminated under U.S. GAAP. Dividends received by the parent company from its subsidiaries reduce the parent company's investment in the subsidiaries.

Policy Acquisition Costs and Sales Inducements. Under SAP, policy acquisition costs are expensed when incurred. Under U.S. GAAP, acquisition costs that are incremental and directly related to the successful acquisition of new and renewal of existing insurance and investment-type contracts, are deferred and amortized, generally in proportion to the present value of expected future gross profit margins. For all other insurance contracts, to the extent recoverable from future policy revenues, deferred policy acquisition costs (DAC) are amortized, with interest, over the premium-paying period of the related contracts, using assumptions that are consistent with those used in computing policy benefit reserves. Under SAP, sales inducements are expensed when incurred. Under U.S. GAAP, certain sales inducements on interest-sensitive life insurance contracts and deferred annuities are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC.

Deferred Premiums. Under SAP, when deferred premiums exist, statutory deferred premiums are held as a statutory asset, while under U.S. GAAP, deferred premiums are held as a contra-liability in the future policy benefits liability.

Non-admitted Assets. Certain assets designated as "non-admitted," principally any negative IMR, agents' balances or unsecured loans or advances to agents, certain DTAs, furniture, equipment and computer software, receivables over 90 days and prepaid expenses, as well as other assets not specifically identified as admitted assets within the NAIC SAP, are excluded from the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and are charged directly to unassigned surplus. Under U.S. GAAP, such assets are included in the balance sheet.

Universal Life and Annuity Policies. Under SAP, revenues for universal life and annuity policies containing mortality or morbidity risk considerations consist of the entire premium received, and benefits incurred consist of the total of death benefits paid and the change in policy reserves. Payments received on contracts that do not incorporate any mortality or morbidity risk considerations (deposit-type contracts) are credited directly to an appropriate liability for deposit-type contract account without recognizing premium income. Interest credited to deposit-type contracts is recorded as an expense in the Statutory Statements of Operations as incurred. Payments that represent a return of policyholder balances are recorded as a direct reduction of the liability for deposit-type contracts, rather than a benefit expense. Under U.S. GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves. Under SAP, loading is the difference between the gross and valuation net premium. Valuation net premium is calculated using valuation assumptions which are different for statutory and U.S. GAAP. Statutory valuation assumptions are set by the insurer within limits as defined by statutory law. U.S. GAAP valuation assumptions are set by the insurer based on management's estimates and judgment.

19

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Policyholder funds not involving life contingencies use different valuation assumptions for SAP and U.S. GAAP. Under SAP, prescribed rates of interest related to payout annuities are used in the discounting of expected benefit payments, while under U.S. GAAP, the insurer's best estimates of interest rates are used.

Under SAP, the Commissioners' Reserve Valuation Method is used for the majority of individual insurance reserves. Under U.S. GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under U.S. GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP. Under U.S. GAAP, policy assumptions are based upon best estimates as of the date the policy was issued, with provisions for the risk of adverse deviation.

Under SAP, the CARVM is used for the majority of individual deferred annuity reserves, while under U.S. GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, together with liabilities for certain contractual guarantees, if applicable.

Under SAP, reserves for fixed rate deposit-type contracts are based upon their accumulated values, discounted at an annual statutory effective rate, while under U.S. GAAP, reserves for deposit-type contracts are recorded at their accumulated values.

Reinsurance. Under SAP, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves rather than as assets as required under U.S. GAAP. Under SAP, a liability for reinsurance balances has been provided for unsecured policy reserves, unearned premiums, and unpaid losses ceded to reinsurers not licensed to assume such business. Changes to these amounts are credited or charged directly to unassigned surplus. Under U.S. GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings. Under SAP, the criteria used to demonstrate risk transfer varies from U.S. GAAP, which may result in transactions that are accounted for as reinsurance for SAP and deposit accounting for U.S. GAAP. Under SAP, the reserve credit permitted for unauthorized reinsurers is less than or equal to the amount of letter of credit or funds held in trust by the reinsurer. Under U.S. GAAP, assumed and ceded reinsurance is reflected on a gross basis in the balance sheet, and certain commissions allowed by reinsurers on ceded business are deferred and amortized on a basis consistent with DAC.

Policyholder Dividend Liabilities. Under SAP, policyholder dividends are recognized when declared. Under U.S. GAAP, policyholder dividends are recognized over the term of the related policies.

Separate Accounts. Under SAP, separate account surplus created through the use of the CRVM, the VACARVM or other reserving methods is reported by the general account as an unsettled transfer from the separate account. The net change on such transfers is included as a part of the net gain from operations in the general account. This is not required under U.S. GAAP.

Separate accounts include certain non-unitized assets which primarily represent MVA fixed options of variable annuity contracts issued in various states. Under SAP, these contracts are accounted for in the separate account financial statements, while under U.S. GAAP, they are accounted for in the general account.

Deferred Income Taxes. Under SAP, statutory DTAs that are more likely than not to be realized are limited to: 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross DTA expected to be realized within a maximum three years of the reporting date or a maximum 15 percent of the capital and surplus excluding any net DTA, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of the remaining gross DTA that can be offset against existing gross DTLs. The remaining DTAs are non- admitted. Deferred taxes do not include amounts for state taxes. Under U.S. GAAP, state taxes are included in the computation of deferred taxes, all DTAs are recorded and a valuation allowance is established if it is more likely than not that some portion of the DTA will not be realized. Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus and subject to admissibility limits. Under U.S. GAAP, changes in deferred taxes are recorded in income tax expense.

Offsetting of Assets and Liabilities. Under SAP, offsetting of assets and liabilities is not permitted when there are master netting agreements unless four requirements for valid right of offset are met. The requirements include 1) each

20

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

of the two parties owes the other determinable amounts, 2) the reporting party has the right to set off the amount owed with the amount owed by the other party, 3) the reporting party intends to set off, and 4) the right of setoff is enforceable. The prohibition against offsetting extends to derivatives and collateral posted against derivative positions, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. Under U.S. GAAP, these amounts under master netting arrangements may be offset and presented on a net basis.

3. INVESTMENTS

Bonds and Equity Securities

The following table presents the statement value, gross unrealized gain, gross unrealized loss and the estimated fair value of bonds and equity securities by major security type:

		Gross	Gross
	Statement	Unrealized	Unrealized
(in millions)	Value	Gains	Losses	Fair Value
December 31, 2019
Bonds:
U.S. government obligations	$2,389	$199	$(3)	$2,585
All other governments	3,044	353	(20)	3,377
States, territories and possessions	397	49	(4)	442
Political subdivisions of states, territories and possessions	336	68	-	404
Special revenue	7,859	789	(14)	8,634
Industrial and miscellaneous	81,146	8,142	(239)	89,049
Hybrid securities	722	227	(2)	947
Bank loans	3,095	12	(29)	3,078
Total bonds	98,988	9,839	(311)	108,516
Preferred stock	299	112	-	411
Common stock*	669	-	-	669
Total equity securities	968	112	-	1,080
Total	$99,956	$9,951	$(311)	$109,596
December 31, 2018
Bonds:
U.S. government obligations	$1,754	$45	$(42)	$1,757
All other government	3,046	77	(144)	2,979
States, territories and possessions	309	22	(1)	330
Political subdivisions of states, territories and possessions	376	36	(4)	408
Special revenue	8,642	357	(135)	8,864
Industrial and miscellaneous	77,660	3,566	(1,926)	79,300
Hybrid securities	785	132	(19)	898
Bank loans	2,121	8	(28)	2,101
Total bonds	94,693	4,243	(2,299)	96,637
Preferred stock	303	12	(1)	314
Common stock*	312	-	-	312
Total equity securities	615	12	(1)	626
Total	$95,308	$4,255	$(2,300)	$97,263

*Common stock includes $398 million and $109 million of investments in affiliates at December 31, 2019 and 2018, respectively.

21

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Bonds and Equity Securities in Loss Positions

The following table summarizes the fair value and gross unrealized losses (where fair value is less than amortized cost) on bonds and equity securities, including amounts on NAIC 6 and 6* bonds, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2019
Bonds:
U.S. government obligations	$152	$(3)	$12	$(1)	$164	$(4)
All other government	77	(2)	105	(18)	182	(20)
U.S. States, territories and possessions	90	(4)	-	-	90	(4)
Political subdivisions of states, territories and possessions	8	-	-	-	8	-
Special revenue	460	(13)	106	(1)	566	(14)
Industrial and miscellaneous	5,545	(123)	2,418	(120)	7,963	(243)
Hybrid securities	8	-	24	(2)	32	(2)
Bank loans	1,594	(30)	-	-	1,594	(30)
Total	$7,934	$(175)	$2,665	$(142)	$10,599	$(317)
December 31, 2018
Bonds:
U.S. government obligations	$317	$(11)	$751	$(31)	$1,068	$(42)
All other government	1,295	(85)	610	(58)	1,905	(143)
U.S States, territories and possessions	67	(1)	-	-	67	(1)
Political subdivisions of states, territories and possessions	85	(1)	34	(3)	119	(4)
Special revenue	1,698	(46)	2,313	(89)	4,011	(135)
Industrial and miscellaneous	26,244	(1,165)	9,726	(778)	35,970	(1,943)
Hybrid securities	174	(11)	58	(8)	232	(19)
Bank loans	708	(28)	-	-	708	(28)
Total bonds	30,588	(1,348)	13,492	(967)	44,080	(2,315)
Preferred stock	95	(1)	5	-	100	(1)
Common stock	61	(14)	-	-	61	(14)
Total equity securities	156	(15)	5	-	161	(15)
Total	$30,744	$(1,363)	$13,497	$(967)	$44,241	$(2,330)

As of December 31, 2019 and 2018, the number of bonds and equity securities in an unrealized loss position was 1,147 and 3,983, respectively. Bonds comprised 1,134 of the total, of which 310 were in a continuous loss position greater than 12 months at December 31, 2019. Bonds comprised 3,916 of the total, of which 1,397 were in a continuous loss position greater than 12 months at December 31, 2018.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2019 and 2018, respectively, because the Company neither intends to sell the securities nor does the Company believe that it is more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

22

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Contractual Maturities of Bonds

The following table presents the statement value and fair value of bonds by contractual maturity:

(in millions)	Statement Value	Fair Value
December 31, 2019
Due in one year or less	$1,898	$1,918
Due after one year through five years	10,130	10,440
Due after five years through ten years	17,147	18,397
Due after ten years	42,021	47,740
LBaSS	27,857	30,083
Total	$99,053	$108,578

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

Bonds in or near default as to payment of principal or interest had a statement value of $160 million and $154 million at December 31, 2019 and 2018, respectively, which is the fair value. At December 31, 2019 and 2018, the Company had no income excluded from due and accrued for bonds.

At December 31, 2019, the Company's bond portfolio included bonds totaling $6.5 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 4 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 15 industries. At December 31, 2018, the Company's bond portfolio included bonds totaling $6.0 billion not rated investment grade by the NAIC designations (categories 3-6). These bonds accounted for 3 percent of the Company's total assets and 5 percent of invested assets. These below investment grade securities, excluding structured securities, span across 16 industries.

The following table presents the industries that constitute more than 10% of the below investment grade securities:

	December 31,
	2019	2018
Consumer non-cyclical	19.0%	16.9%
Consumer cyclical	16.9	17.2
Capital Goods	11.3	-
Energy	10.0	12.0

LBaSS

The Company determines fair value of LBaSS based on the amount at which a security could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The majority of the Company's ABS, RMBS, CMBS, and collateralized debt obligations (CDO) are priced by approved independent third-party valuation service providers and broker dealer quotations. Small portions of the LBaSS that are not traded in active markets are priced by market standard internal valuation methodologies, which include discounted cash flow methodologies and matrix pricing. The estimated fair values are based on available market information and management's judgments.

The following table presents the statement value and fair value of LBaSS:

	December 31, 2019		December 31, 2018
	Statement		Statement
(in millions)	Value	Fair Value	Value	Fair Value
Loan-backed and structured securities	$27,857	$30,083	$30,129	$31,757

Prepayment assumptions for single class, multi-class mortgage-backed and ABS were obtained from independent third- party valuation service providers or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

23

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2019 and 2018, the Company had exposure to a variety of LBaSS. These securities could have significant concentrations of credit risk by country, geographical region, property type, servicer or other characteristics. As part of the quarterly surveillance process, the Company takes into account many of these characteristics in making the OTTI assessment.

At December 31, 2019 and 2018, the Company did not have any LBaSS with a recognized OTTI due to the intent to sell or an inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis.

During 2019, 2018 and 2017, the Company recognized total OTTI of $40 million, $47 million and $54 million, respectively, on LBaSS that were still held by the Company. In addition, at December 31, 2019 and 2018, the Company held loan-backed impaired securities (fair value is less than cost or amortized cost) for which an OTTI had not been recognized in earnings as a realized loss. Such impairments include securities with a recognized OTTI for non-interest (credit) related declines that were recognized in earnings, but for which an associated interest-related decline has not been recognized in earnings as a realized capital loss.

The following table summarizes the fair value and aggregate amount of unrealized losses on LBaSS and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 Months		12 Months or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
(in millions)	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2019
LBaSS	$2,765	$(34)	$1,424	$(41)	$4,189	$(75)
December 31, 2018
LBaSS	$6,672	$(143)	$3,696	$(137)	$10,368	$(280)

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company generally considers its cash and working capital requirements and expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

The Company does not have any LBaSS for which it is not practicable to estimate fair values.

The following table presents the rollforward of non-interest related OTTI for LBaSS:

	December 31,
(in millions)	2019	2018
Balance, beginning of year	$1,402	$1,535
Increases due to:
Credit impairment on new securities subject to impairment losses	17	9
Additional credit impairment on previously impaired investments	23	38
Reduction due to:
Credit impaired securities fully disposed for which there was no prior intent or requirement to sell	149	180
Balance, end of year	$1,293	$1,402

See Note 23 for a list with each LBaSS at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year and a list of the Company's structured notes holding at December 31, 2019.

Mortgage Loans

Mortgage loans had outstanding principal balances of $21.6 billion and $19.1 billion at December 31, 2019 and 2018, respectively. Contractual interest rates range from 1.45 percent to 8.50 percent. The mortgage loans at December 31, 2019 had maturity dates ranging from 2020 to 2069.

24

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the U.S. and Canada. The commercial mortgage loans are non-recourse to the borrower.

The following tables present the geographic and property-type distribution of the Company's mortgage loan portfolio:

	December 31,
	2019	2018
Geographic distribution:
Mid-Atlantic	28.9%	26.3%
Foreign	25.3	21.9
Pacific	14.5	15.6
South Atlantic	10.8	12.6
West South Central	6.7	7.4
New England	4.8	5.6
East North Central	4.4	5.1
Mountain	3.4	4.1
East South Central	0.7	0.8
West North Central	0.5	0.6
Total	100.0%	100.0%
Property type distribution:
Multi-family	36.6%	31.1%
Office	27.6	28.6
Retail	11.8	13.9
Industrial	9.7	8.1
Hotel/Motel	6.2	7.6
Other	8.1	10.7
Total	100.0%	100.0%

At December 31, 2019, there were 267 mortgage loans with outstanding balances of $20 million or more, which loans collectively, aggregated approximately 85 percent of this portfolio.

The following table presents the minimum and maximum lending rates for new mortgage loans during 2019 and 2018:

		Years Ended December 31,
	2019			2018
(in millions)	Maximum	Minimum	Maximum		Minimum
Multi-family	6.22%	2.05%	5.75%		2.05%
Retail	6.36	6.36	5.48		3.82
Office	4.66	1.75	5.10		3.02
Hotel	4.89	4.89	4.80		3.00
Industrial	5.59	1.45	4.53		2.11
Other	-	-	5.39		3.16

The Company did not reduce any interest rates during 2019 and 2018.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgage was 80.0 percent for both 2019 and 2018.

At December 31, 2019, the Company held $197 million in impaired mortgages with $85 million of related allowances for credit losses and $112 million in impaired loans without a related allowance. At December 31, 2018, the Company held $181 million in impaired mortgages with $12 million of related allowances for credit losses and $169 million in impaired loans without a related allowance. The Company's average recorded investment in impaired loans was $178 million and $201 million, at December 31, 2019 and 2018, respectively. The Company recognized interest income of $2 million, $5 million and $3 million, in 2019, 2018 and 2017, respectively.

25

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of the changes in the allowance for losses on mortgage loans receivable:

		December 31,
(in millions)	2019	2018	2017
Balance, beginning of year	$172	$129	$89
Additions (reductions) charged to unrealized capital loss	25	43	53
Direct write-downs charged against allowance	-	-	(13)
Balance, end of year	$197	$172	$129

During 2019, the Company derecognized $1 million mortgage loans and recognized $1 million real estate collateral as a result of foreclosure.

The mortgage loan portfolio has been originated by the Company under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multi-family residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the Company's strict underwriting standards, the Company believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

The following table presents the age analysis of mortgage loans:

		December 31,
(in millions)		2019	2018
Current		$21,439	$18,922
30	- 59 days past due	5	4
60	- 89 days past due	1	1
90	- 179 days past due	-	1
Greater than 180 days past due		1	-
Total		$21,446	$18,928

At December 31, 2019 and 2018, the Company had mortgage loans outstanding under participant or co-lender agreements of $18.5 billion and $15.8 billion, respectively.

The Company had $185 million and $169 million in restructured loans at December 31, 2019 and 2018, respectively.

Troubled Debt Restructuring

The Company held no restructured debt for which impairment was recognized for both December 31, 2019 and 2018. At December 31, 2019 and 2018, the Company had no outstanding commitments to debtors that hold loans with restructured terms.

Real Estate

The following table presents the components of the Company's investment in real estate:

	December 31,
(in millions)	2019	2018
Properties occupied by the Company	$63	$53
Properties held for production of income	120	110
Properties held for sale	1	34
Total	$184	$197

The Company recognized gains of $4 million, $1 million and $13 million on the sale of real estate property in 2019, 2018 and 2017, respectively. The Company did not recognize any impairment write-downs for its investment in real estate during 2019. The Company recognized of $11 million impairment write-downs for its investment in real estate during 2018. The Company did not recognize any impairment write-downs for its investment in real estate during 2017.

26

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Other Invested Assets

The following table presents the components of the Company's other invested assets:

	December 31,
(in millions)	2019	2018
Investments in limited liability companies	$1,335	$1,474
Investments in limited partnerships	2,407	1,877
Other unaffiliated investments	1,153	1,026
Receivable for securities	109	138
Initial margin for futures	5	2
Non-admitted assets	(75)	(153)
Total	$4,934	$4,364

The Company utilizes the look-through approach in valuing its investments in affiliated joint ventures or partnerships that have the characteristics of real estate investments. These affiliated real estate investments had an aggregate value of $928 million at December 31, 2019. The financial statements for the related holding companies are not audited and the Company has limited the value of its investment in these holding companies to the value contained in the audited financial statements of the lower tier entities owned by each of the respective intermediate holding company entities as adjusted by SAP, if applicable. All liabilities, commitments, contingencies, guarantees, or obligations of these holding company entities, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company's determination of the carrying value of the investment in each of the respective holding company entities, if applicable.

The Company recorded impairment write-downs in joint ventures was $62 million, $44 million and $89 million during 2019, 2018 and 2017, respectively.

Net Investment Income

The following table presents the components of net investment income:

	Years ended December 31,
(in millions)	2019	2018	2017
Bonds	$4,949	$4,897	$4,788
Preferred stocks	15	13	11
Common stocks	6	5	3
Cash and short-term investments	58	29	22
Mortgage loans	864	798	675
Real estate*	47	50	53
Contract loans	80	82	87
Derivatives	60	210	(121)
Investment income from affiliates	170	165	372
Other invested assets	110	239	250
Gross investment income	6,359	6,488	6,140
Investment expenses	(256)	(245)	(259)
Net investment income	$6,103	$6,243	$5,881

* Includes amounts for the occupancy of Company-owned property of $12 million in 2019, and $11 million in both 2018 and 2017.

27

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Net Realized and Unrealized Capital Gains (Losses)

The following table presents the components of Net realized capital gains (losses):

	Years Ended December 31,
(in millions)	2019	2018	2017
Bonds	$484	$(81)	$109
Preferred stocks	4	-	1
Common stocks	(24)	-	-
Cash and short-term investments	2	(2)	(13)
Mortgage loans	(47)	(26)	6
Real estate	4	(10)	7
Derivatives	(210)	(330)	(1,412)
Other invested assets	173	28	65
Realized capital gains (losses)	386	(421)	(1,237)
Federal income tax (expense) benefit	(81)	88	433
Net gains transferred to IMR	(449)	(9)	(124)
Net realized capital losses	$(144)	$(342)	$(928)

During 2019, 2018 and 2017, the Company recognized $86 million, $192 million and $98 million, respectively, of impairment write-downs in accordance with the impairment policy described in Note 2.

The following table presents the proceeds from sales of bonds and equities and the related gross realized capital gains and gross realized capital losses:

	Years Ended December 31,
(in millions)	2019	2018	2017
Proceeds	$11,792	$8,165	$7,403
Gross realized capital gains	$799	$191	$330
Gross realized capital losses	(194)	(176)	(87)
Net realized capital gains	$605	$15	$243

The following table presents the net change in unrealized capital gains (losses) of investments (including foreign exchange capital gains (losses):

	Years Ended December 31,
(in millions)	2019	2018	2017
Bonds	$97	$(171)	$253
Preferred and common stocks	55	(12)	(3)
Mortgage loans	147	(248)	179
Derivatives	981	88	(107)
Other invested assets	13	(6)	32
Other	7	32	(71)
Federal income tax benefit (expense)	(350)	93	24
Net change in unrealized gains (losses) of investments	$950	$(224)	$307

28

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

5* Securities Measured at Aggregate Book Adjusted Carrying Value and Fair Value

The following table presents 5* Securities measured at aggregate book adjusted carrying value (BACV) and aggregate fair value at December 31:

Investment	Number of 5* Securities		Aggregate BACV		Aggregate Fair Value
			(in millions)		(in millions)

	2019	2018	2019	2018	2019	2018
Bonds - AC	10	23	$68	$296	$66	$294
LB&SS - AC	2	2	34	34	35	34
Preferred Stock - AC	-	4	-	5	-	8
Preferred Stock - FV	-	-	-	-	-	-
Total	12	29	$102	$336	$101	$336

AC-Amortized Cost

FV-Fair Value

4. SECURITIES LENDING AND REPURCHASE AGREEMENTS

Securities Lending

As of December 31, 2019 and 2018, the Company had bonds loaned with a fair value of approximately $1.4 billion and $438 million, respectively, pursuant to the securities lending program.

The following table presents the aggregate fair value of cash collateral received related to the securities lending program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2019	2018
30 days or less	$295	$148
31 to 60 days	439	68
61 to 90 days	718	231
Subtotal	1,452	447
Securities collateral received	-	-
Total collateral received	$1,452	$447

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the securities lending program by maturity date:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Open positions	$1,283	$1,283	$352	$352
Subtotal	1,283	1,283	352	352
Securities collateral received	-	-	-	-
Total collateral reinvested	$1,283	$1,283	$352	$352

29

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Repurchase Agreements

At December 31, 2019 and 2018, bonds with a fair value of approximately $153 million and $124 million, respectively, were subject to repurchase agreements to secure amounts borrowed by the Company.

The following table presents the aggregate fair value of cash collateral received related to the repurchase agreement program and the terms of the contractually obligated collateral positions:

	December 31,
(in millions)	2019	2018
Open positions	$-	$119
30 days or less	29	-
31 to 60 days	-	-
61 to 90 days	-	-
Greater than 90 days	39	-
Subtotal	68	119
Securities collateral received	-	-
Total collateral received	$68	$119

The following table presents the original (flow) and residual maturity for bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

			FIRST	SECOND	THIRD	FOURTH
(in millions)			QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Open - No Maturity		$119	$177	$127	$145
2.	Overnight		20	15	115	80
3.	2 Days to 1 Week		-	13	112	74
4.	> 1 Week to 1 Month		-	112	112	98
5.	> 1 Month to 3 Months		-	-	-	-
6.	> 3 Months to 1 Year		-	-	-	-
7.	> 1	Year	-	-	-	-
b. Ending Balance
1.	Open - No Maturity		$68	$149	$79	$39
2.	Overnight		-	13	-	-
3.	2 Days to 1 Week		-	-	-	29
4.	> 1	Week to 1 Month	-	112	-	-
5.	> 1	Month to 3 Months	-	-	-	-
6.	> 3 Months to 1 Year		-	-	-	-
7.	> 1	Year	-	-	-	-

30

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the Company's liability to return collateral for the year ended December 31, 2019:

		FIRST	SECOND	THIRD	FOURTH
(in millions)		QUARTER	QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	Cash (Collateral - All)	$140	$316	$466	$398
2.	Securities Collateral (FV)	-	-	-	-
b. Ending Balance
1.	Cash (Collateral - All)	$68	$274	$79	$68
2.	Securities Collateral (FV)	-	-	-	-

The Company requires a minimum of 95 percent of the fair value of securities sold under the repurchase agreements to be maintained as collateral. Cash collateral received is invested in corporate bonds and the offsetting collateral liability for repurchase agreements is included in other liabilities.

The following table presents the aggregate amortized cost and fair value of cash collateral reinvested related to the repurchase agreement program by maturity date:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Open positions	$139	$153	$129	$124
Greater than three years	-	-	-	-
Subtotal	139	153	129	124
Securities collateral received	-	-	-	-
Total collateral reinvested	$139	$153	$129	$124

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

		FIRST		SECOND	THIRD	FOURTH
(in millions)		QUARTER		QUARTER	QUARTER	QUARTER
a. Maximum Amount
1.	BACV		$-	$-	$-	$-
2.	Nonadmitted - Subset of BACV		-	-	-	-
3.	Fair Value		-	-	-	-
b. Ending Balance
1.	BACV		$69	$240	$132	$139
2.	Nonadmitted - Subset of BACV		-	-	-	-
3.	Fair Value		74	255	143	153

31

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the fair value of securities under bi-lateral repurchase agreement transactions for the year ended December 31, 2019:

		1		2		3	4
(in millions)		None		NAIC 1		NAIC 2	NAIC 3
Ending Balance
a. Bonds - BACV			$-		$50	$65	$10
b. Bonds - FV			-		57	72	10
c. LB & SS - BACV			-		-	-	-
d. LB & SS - FV			-		-	-	-
e. Preferred Stock - BACV			-		-	-	-
f. Preferred Stock - FV			-		-	-	-
g. Common Stock			-		-	-	-
h. Mortgage Loans - BACV			-		-	-	-
i. Mortgage Loans - FV			-		-	-	-
j. Real Estate	- BACV		-		-	-	-
k. Real Estate	- FV		-		-	-	-
l. Derivatives -	BACV		-		-	-	-
m. Derivatives - FV			-		-	-	-
n. Other Invested Assets - BACV			-		-	-	-
o. Other Invested Assets - FV			-		-	-	-
p. Total Assets - BACV			-		50	65	10
q. Total Assets - FV			-		57	72	10

		5		6		7	8
(in millions)		NAIC 4		NAIC 5		NAIC 6	Non-Admitted
Ending Balance
a. Bonds - BACV			$14		$-	$-	$-
b. Bonds - FV			14		-	-	-
c. LB & SS - BACV			-		-	-	-
d. LB & SS - FV			-		-	-	-
e. Preferred Stock - BACV			-		-	-	-
f. Preferred Stock - FV			-		-	-	-
g. Common Stock			-		-	-	-
h. Mortgage Loans - BACV			-		-	-	-
i. Mortgage Loans - FV			-		-	-	-
j. Real Estate	- BACV		-		-	-	-
k. Real Estate	- FV		-		-	-	-
l. Derivatives -	BACV		-		-	-	-
m. Derivatives - FV			-		-	-	-
n. Other Invested Assets - BACV			-		-	-	-
o. Other Invested Assets - FV			-		-	-	-
p. Total Assets - BACV			14		-	-	-
q. Total Assets - FV			14		-	-	-

5. RESTRICTED ASSETS

The Company has restricted assets as detailed below. Assets under restriction are general account assets and are not part of the Separate Accounts.

32

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the carrying value of the Company's restricted assets:

	December 31,
(in millions)	2019	2018
On deposit with states	$48	$48
Securities lending	1,210	425
Collateral held on securities lending	1,452	447
FHLB stock and collateral pledged	3,555	3,851
Subject to repurchase agreements	139	129
Collateral for derivatives	912	580
Guaranteed interest contracts	41	44
Other restricted assets	104	78
Total	$7,461	$5,602
6. SUBPRIME MORTGAGE RISK EXPOSURE

The following features are commonly recognized characteristics of subprime mortgage loans:

•An interest rate above prime to borrowers who do not qualify for prime rate loans;

•Borrowers with low credit ratings (FICO scores);

•Interest-only or negative amortizing loans;

•Unconventionally high initial loan-to-value ratios;

•Low initial payments based on a fixed introductory rate that expires after a short initial period, then adjusts to a variable index rate plus a margin for the remaining term of the loan;

•Borrowers with less than conventional documentation of their income and/or net assets;

•Very high or no limits on how much the payment amount or the interest rate may increase at reset periods, potentially causing a substantial increase in the monthly payment amount; and/or,

•Substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment period.

Non-agency RMBS can belong to one of several different categories depending on the characteristics of the borrower, the property and the loan used to finance the property. Categorization is a function of FICO score, the type of loan, loan-to-value ratio, and property type and loan documentation.

Generally, subprime loans are made to borrowers with low FICO scores, low levels of equity and reduced income/asset documentation. Due to these characteristics, subprime borrowers pay a substantially higher interest rate than prime borrowers. In addition, they often utilize mortgage products that reduce their monthly payments in the near-term. These include adjustable-rate mortgages with low initial rates or interest-only loans. Borrowers in products like this often experience significant "payment shock" when the teaser payment resets upwards after the initial fixed period.

The primary classification mechanism the Company uses for subprime loans is FICO score. Specifically, a pool with an average FICO at origination less than 650 is considered to be subprime. However, the Company may subjectively adjust this classification based on an assessment of the other parameters mentioned above.

To monitor subprime securities, the Company uses a model with vintage-specific assumptions for delinquency roll rates, loss severities and the timing of losses. As and when needed, these vintage-based assumptions are supplemented with deal-specific information including, but not limited to, geographic distribution, realized loss severities, trigger status and scenario analysis.

The Company has no direct exposure through investments in subprime mortgage loans. The Company's exposure is through other investments, primarily in RMBS, as described above.

33

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the Company's investments with subprime exposures:

		Book
		Adjusted		OTTI
		Statement		Recognized
(in millions)	Actual Cost	Value	Fair Value	to Date
December 31, 2019
In general account:
RMBS	$1,077	$969	$1,204	$(18)
CDOs	922	918	949	(10)
CMBS	11	11	11	-
Total subprime exposure	$2,010	$1,898	$2,164	$(28)
December 31, 2018
In general account:
RMBS	$1,210	$1,167	$1,390	$(15)
CDOs	911	923	957	(8)
CMBS	11	11	10	-
Total subprime exposure	$2,132	$2,101	$2,357	$(23)

The Company has no underwriting exposure to subprime mortgage risk through mortgage guaranty or financial guaranty insurance coverage.

7. DERIVATIVES

The Company has taken positions in certain derivative financial instruments to mitigate or hedge the impact of changes in interest rates, foreign currencies, equity markets, swap spreads, volatility, correlations and yield curve risk on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, interest rate swaptions, cross-currency swaps, futures and futures options on equity indices, and futures and futures options on government securities. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

All derivative instruments are recognized in the financial statements. The Company has determined that its derivative financial instruments do not qualify for hedge accounting. As a result, derivatives are accounted for at fair value and the changes in the fair value recorded in surplus as unrealized gains or losses, net of deferred taxes. The value of the Company's exchange traded futures contracts relates to the one day lag in the net cash settlement of these contracts.

The Company recognized a net unrealized capital gain of $981 million in 2019, an unrealized capital gain of $88 million in 2018 and an unrealized capital loss of $107 million in 2017, related to derivatives that did not qualify for hedge accounting.

Refer to Note 3 for disclosures related to net realized capital gains (losses).

Swaps, Options, and Futures

Interest rate or cross-currency swap agreements are agreements to exchange with a counterparty, at specified intervals, payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) or in different currencies, based on an underlying principal balance, notional amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each contractual payment due date, and this net payment is included in the Statutory Statement of Operations.

Options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation, either to purchase or sell a financial instrument at a specified price within a specified period of time. The Company purchases call options on the S&P 500 Index to offset the risk of certain guarantees of specific equity-index annuity and universal life policy values. The Company also purchases put options on the S&P 500 Index to offset volatility risk arising from

34

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

minimum guarantees embedded in variable annuities. The options are carried at fair value, with changes in fair value recognized in unrealized investment gains and losses.

Financial futures are contracts between two parties that commit one party to purchase and the other to sell a particular commodity or financial instrument at a price determined on the final settlement day of the contract. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange. Some futures contracts may call for physical delivery of the asset, while others are settled in cash. The Company uses futures contracts on Euro dollar deposits, U.S. Treasury Notes, U.S. Treasury Bonds, the S&P 500 Index, MidCap 400, Russell 2000, MSCI EAFE, foreign government debt securities, and foreign denominated equity indices to offset the risk of certain guarantees on annuity policy values.

Interest Rate Risk

Interest rate derivatives are used to manage interest rate risk associated with certain guarantees of variable annuities and equity indexed annuities and certain bonds. The Company's interest rate hedging derivative instruments include

(1)interest rate swaps and swaptions; (2) listed futures on government securities; and (3) listed futures options on government securities.

Currency Risk

Foreign exchange contracts used by the Company include cross-currency swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

Equity Risk

Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. For over-the-counter (OTC) derivatives, the Company's net credit exposure is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date. The Company is exposed to credit risk when the net position with a particular counterparty results in an asset that exceeds collateral pledged by that counterparty.

For OTC contracts, the Company generally uses an International Swaps and Derivative Association Master Agreement (ISDA Master Agreement) and Credit Support Annexes with bilateral collateral provisions to reduce counterparty credit exposures. An ISDA Master Agreement is an agreement between two counterparties, which may cover multiple derivative transactions and such ISDA Master Agreement generally provides for the net settlement of all or a specified group of these derivative transactions, as well as transferred collateral, through a single payment, in a single currency, in the event of a default affecting any one derivative transaction or a termination event affecting all or a specified group of the transactions. The Company minimizes the risk that counterparties might be unable to fulfill their contractual obligations by monitoring counterparty credit exposure and collateral value and may require additional collateral to be posted upon the occurrence of certain events or circumstances. In the unlikely event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company's admitted assets, liabilities or capital and surplus.

The Company has also entered into exchange-traded options and futures contracts. Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post or receive variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange-traded futures are regulated futures commission merchants who are members of a trading exchange. The credit risk of exchange-traded futures is partially mitigated because variation margin is settled daily in cash. Exchange-traded option contracts are not subject to daily margin settlements and

35

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

amounts due to the Company based upon favorable movements in the underlying securities or indices are owed upon exercise.

The following table presents the notional amounts, statement values and fair values of the Company's derivative instruments:

	December 31, 2019			December 31, 2018
	Contract or			Contract or
	Notional	Statement		Notional	Statement
(in millions)	Amount	Value	Fair Value	Amount	Value	Fair Value
Assets:
Interest rate contracts	$33,189	$1,170	$1,170	$26,901	$1,360	$1,080
Foreign exchange contracts	3,750	438	438	6,331	511	511
Equity contracts	40,674	3,516	3,516	45,769	902	902
Credit contracts	7,728	3	3	-	-	-
Derivative assets, gross	85,341	5,127	5,127	79,001	2,773	2,493
Counter party netting*	-	(4,502)	(4,502)	-	(1,138)	(1,399)
Derivative assets, net	$85,341	$625	$625	$79,001	$1,635	$1,094
Liabilities:
Interest rate contracts	$14,079	$1,227	$1,227	$16,121	$426	$549
Foreign exchange contracts	6,354	395	395	2,328	266	266
Equity contracts	34,406	3,100	3,100	33,886	649	649
Credit contracts	-	-	-	-	-	-
Other contracts	56	7	7	58	6	6
Derivative liabilities, gross	54,895	4,729	4,729	52,393	1,347	1,470
Counter party netting*	-	(4,502)	(4,502)	-	(1,138)	(1,399)
Derivative liabilities, net	$54,895	$227	$227	$52,393	$209	$71

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

The Company has a right of offset of its derivatives asset and liability positions with various counterparties. The following table presents the effect of the right of offsets:

	December 31, 2019		December 31, 2018
(in millions)	Assets	Liabilities	Assets	Liabilities
Gross amount recognized	$5,127	$(4,729)	$2,773	$(1,347)
Amount offset	(4,502)	4,502	(1,138)	1,138
Net amount presented in the Statement of Admitted
Assets, Liabilities, and Capital and Surplus	$625	$(227)	$1,635	$(209)
8. INFORMATION ABOUT FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FINANCIAL INSTRUMENTS WITH CONCENTRATIONS OF CREDIT RISK

The following table presents the Company's derivative financial instruments with concentrations of credit risk:

	December 31, 2019		December 31, 2018
	Contract or		Contract or
	Notional	Final Maturity	Notional	Final Maturity
(in millions)	Amount	Date	Amount	Date
Derivative assets:
Interest rate contracts	$33,189	2069	$26,901	2055
Foreign exchange contracts	3,750	2049	6,331	2056
Equity contracts	40,674	2028	45,769	2028
Credit contracts	7,728	2024	-
Derivative liabilities:
Interest rate contracts	14,079	2055	16,121	2056
Foreign exchange contracts	6,354	2060	2,328	2051
Equity contracts	34,406	2022	33,886	2022
Credit contracts	-		-
Other contracts	56	2042	58	2042
	36

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The credit exposure to the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date.

The credit exposure to the Company's derivative contracts aggregated $725 million and $466 million at December 31, 2019 and 2018, respectively.

9. FAIR VALUE MEASUREMENTS

Fair Value Measurements

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

•Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

•Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Bonds: Fair value is based principally on value from independent third-party valuation service providers, broker quotes and other independent information.

37

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Preferred stocks: Fair value of unaffiliated preferred stocks is based principally on value from independent third-party service providers, broker quotes and other independent information.

Cash, cash equivalents and short term investments: Carrying amount approximate fair value because of the relatively short period of time between origination and expected realization and their limited exposure to credit risk.

Mortgage loans: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Contract loans: Carrying amounts, which approximate fair value, are generally equal to unpaid principal amount as of each reporting date. No consideration is given to credit risk because contract loans are effectively collateralized by the cash surrender value of the policies.

Securities lending reinvested collateral assets: Securities lending assets are generally invested in short-term investments and thus carrying amounts approximate fair values because of the relatively short period of time between origination and expected realizations.

Separate account assets: Variable annuity and variable universal life assets are carried at the market value of the underlying securities. Certain separate account assets related to market value adjustment fixed annuity contracts are carried at book value. Fair value is based principally on the value from independent third-party valuation service providers, broker quotes and other independent information.

Policy reserves and contractual liabilities: Fair value for investment contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

Payable for securities lending: Cash collateral received from the securities lending program is invested in short-term investments and the offsetting liability is included in payable for securities lending. The carrying amount of this liability approximates fair value because of the relatively short period between origination of the liability and expected settlement.

Receivables/payables for securities: Such amounts represent transactions of a short-term nature for which the statement value is considered a reasonable estimate of fair value.

38

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair Value Information about Financial Instruments Not Measured at Fair Value

The following table presents the aggregate fair values of the Company's financial instruments not measured at fair value compared to their statement values:

		Admitted
	Aggregate	Assets or
(in millions)	Fair Value	Liabilities	Level 1	Level 2	Level 3
December 31, 2019
Assets:
Bonds	$108,500	$98,976	$-	$92,575	$15,925
Preferred stocks	409	299	5	315	89
Common stocks	143	143	-	143	-
Cash, cash equivalents
and short-term investments	446	446	(65)	511	-
Mortgage loans	22,526	21,446	-	-	22,526
Contract loans	1,264	1,264	-	-	1,264
Receivables for securities	110	110	-	110	-
Securities lending reinvested collateral assets	1,283	1,283	-	1,283	-
Separate account assets	8,269	7,795	-	8,269	-
Liabilities:
Policy reserves and contractual liabilities	12,012	11,090	-	239	11,773
Payable for securities	433	433	-	433	-
Payable for securities lending	1,452	1,452	-	1,452	-
December 31, 2018
Assets:
Bonds	$96,620	$94,675	$35	$79,744	$16,841
Preferred stocks	240	228	6	220	14
Common stocks	138	138	-	138	-
Cash, cash equivalents
and short-term investments	1,547	1,547	1,228	319	-
Mortgage loans	19,182	18,928	-	-	19,182
Contract loans	1,307	1,307	-	-	1,307
Derivatives	404	807	-	404	-
Receivables for securities	138	138	-	138	-
Securities lending reinvested collateral assets	352	352	-	352	-
Separate account assets	5,484	5,618	-	5,484	-
Liabilities:
Policy reserves and contractual liabilities	11,843	11,191	-	339	11,504
Payable for securities	362	362	-	362	-
Payable for securities lending	447	447	-	447	-

Valuation Methodologies of Financial Instruments Measured at Fair Value

Bonds

Bonds with NAIC 6 or 6* designations and preferred stocks with NAIC 4, 5 or 6 designations are carried at the lower of amortized cost or fair value. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure bonds at fair value. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For bonds that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

39

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Fair values for bonds and preferred stocks based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for bonds and preferred stocks based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

Common Stocks (Unaffiliated)

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchanges or dealer markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded OTC. The Company generally values exchange- traded derivatives, such as futures and options, using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models can require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model using market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, independent third-party valuation services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Separate Account Assets

Separate account assets are comprised primarily of registered and open-ended variable funds that trade daily and are measured at fair value using quoted prices in active markets for identical assets. Certain separate account assets are carried at amortized cost.

40

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value

The following table presents information about assets and liabilities measured at fair value:

				Counterparty
(in millions)	Level 1	Level 2	Level 3	Netting*	Total
December 31, 2019
Assets at fair value:
Bonds
Industrial and miscellaneous	$-	$11	$1	$-	$12
Total bonds	-	11	1	-	12
Preferred stock
Common stock
Industrial and miscellaneous	72	-	20	-	92
Mutual funds	-	37	-	-	37
Parent, subsidiaries and affiliates	6	-	-	-	6
Total common stock	78	37	20	-	135
Derivative assets:
Interest rate contracts	1	1,169	-	-	1,170
Foreign exchange contracts	-	438	-	-	438
Equity contracts	5	3,357	154	-	3,516
Credit contracts	-	-	3	-	3
Counterparty netting	-	-	-	(4,502)	(4,502)
Total derivative assets	6	4,964	157	(4,502)	625
Separate account assets	47,758	1,977	-	-	49,735
Total assets at fair value	$47,842	$6,989	$178	$(4,502)	$50,507
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$-	$1,226	$-	$-	$1,226
Foreign exchange contracts	-	395	-	-	395
Equity contracts	5	3,073	23	-	3,101
Credit contracts	-	-	-	-	-
Other contracts	-	-	7	-	7
Counterparty netting	-	-	-	(4,502)	(4,502)
Total derivative liabilities	5	4,694	30	(4,502)	227
Total liabilities at fair value	$5	$4,694	$30	$(4,502)	$227
December 31, 2018
Assets at fair value:
Bonds
U.S. special revenue	$-	$-	$1	$-	$1
Industrial and miscellaneous	-	4	13	-	17
Total bonds	-	4	14	-	18
Preferred stock
Industrial and miscellaneous	-	-	75	-	75
Total preferred stock	-	-	75	-	75
Common stock
Industrial and miscellaneous	21	-	3	-	24
Mutual funds	41	-	-	-	41
Total common stock	62	-	3	-	65
Derivative assets:
Interest rate contracts	-	212	-	-	212
Foreign exchange contracts	-	511	-	-	511
Equity contracts	129	704	69	-	902
Counterparty netting	-	-	-	(1,138)	(1,138)
Total derivative assets	129	1,427	69	(1,138)	487
Separate account assets	42,094	1,905	-	-	43,999
Total assets at fair value	$42,285	$3,336	$161	$(1,138)	$44,644
Liabilities at fair value:
Derivative liabilities:
Interest rate contracts	$3	$82	$-	$-	$85
Foreign exchange contracts	-	266	-	-	266
Equity contracts	9	640	-	-	649
Other contracts	-	-	6	-	6
	41

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

				Counterparty
(in millions)	Level 1	Level 2	Level 3	Netting*	Total
Counterparty netting	$-	$-	$-	$(1,138)	$(1,138)
Total derivative liabilities	12	988	6	(1,138)	(132)
Total liabilities at fair value	$12	$988	$6	$(1,138)	$(132)

* Represents netting of derivative exposures covered by a qualifying master netting agreement.

Changes in Level 3 Fair Value Measurements

The following tables present changes in Level 3 assets and liabilities measured at fair value and the gains (losses) related to the Level 3 assets and liabilities that remained on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus:

		Preferred	Common	Derivative	Total	Derivative
(in millions)	Bonds	Stocks	Stocks	Assets	Assets	Liabilities
Balance, January 1, 2017	$160	-	$-	$55	$215	$5
Total realized/unrealized capital gains or losses:
Included in net income	(5)	-	-	15	10	1
Included in surplus	17	-	-	24	41	-
Purchases, issuances and settlements	45	-	3	(15)	33	(1)
Transfers into Level 3	1	-	-	-	1	-
Transfers out of Level 3	(216)	-	-	-	(216)	-
Balance, December 31, 2017	$2	-	$3	$79	$84	$5
Total realized/unrealized capital gains or losses:
Included in net income	(1)	-	-	13	12	1
Included in surplus	(1)	-	6	(44)	(39)	1
Purchases, issuances and settlements	12	75	1	21	109	(1)
Transfers into Level 3	17	-	-	-	17	-
Transfers out of Level 3	(15)	-	(7)	-	(22)	-
Balance, December 31, 2018	$14	75	$3	$69	$161	$6
Total realized/unrealized capital gains or losses:
Included in net income	-	-	(7)	(19)	(26)	12
Included in surplus	(1)	-	(1)	67	65	23
Purchases, issuances and settlements	(2)	-	2	40	40	(11)
Transfers into Level 3	15	-	23	-	38	-
Transfers out of Level 3	(25)	(75)	-	-	(100)	-
Balance, December 31, 2019	$1	-	$20	$157	$178	$30

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data or when the asset is no longer carried at fair value. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant inputs becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. Transfers out of level 3 can also occur due to favorable credit migration resulting in a higher NAIC designation. Securities are generally transferred into Level 3 due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

In both 2019 and 2018, there were no transfers between Level 1 and Level 2 securities and transfers between Level 2 and Level 3 securities were less than one million.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized capital gains (losses) on instruments held at December 31, 2019 and 2018 may include changes in fair value that were attributable to both observable and unobservable inputs.

Quantitative Information About Level 3 Fair Value Measurements

The Company had no quantitative information about level 3 fair value measurements to report at December 31, 2019.

42

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Gross Basis Fair Value Measurements

The following table presents the Company's derivative assets and liabilities measured at fair value, on a gross basis, before counterparty and cash collateral netting:

(in millions)	Level 1	Level 2	Level 3	Total
December 31, 2019
Derivative assets at fair value	$6	$4,964	$157	$5,127
Derivative liabilities at fair value	5	4,694	30	4,729
December 31, 2018
Derivative assets at fair value	$129	$1,427	$69	$1,625
Derivative liabilities at fair value	12	988	6	1,006

10. AGGREGATE POLICY RESERVES AND DEPOSIT FUND LIABILITIES

The following table presents the Company's reserves by major category:

	Years ended December 31,
(in millions)	2019	2018
Life insurance	$38,744	$37,837
Annuities (excluding supplementary contracts with life contingencies)	78,030	72,274
Supplementary contracts with life contingencies	531	517
Accidental death benefits	18	20
Disability - active lives	32	34
Disability - disabled lives	247	255
Excess of AG 43 reserves over basic reserves	1,291	1,303
Deficiency reserves	1,660	1,497
Other miscellaneous reserve	1,032	832
Gross life and annuity reserves	121,585	114,569
Reinsurance ceded	(23,953)	(23,214)
Net life and annuity reserves	97,632	91,355
Accident and health reserves
Unearned premium reserves	10	11
Present value of amounts not yet due on claims	230	255
Additional contract reserves	543	544
Gross accident and health reserves	783	810
Reinsurance ceded	(17)	(22)
Net accident and health reserves	766	788
Aggregate policy reserves	$98,398	$92,143

43

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life contingencies:

A. Individual Annuities:

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$22,754	$1,698	$-	$24,452	24.04%
	b. At book value less current surrender
	charge of 5% or more	10,062	-	-	10,062	9.89%
	c. At fair value	-	54	26,954	27,008	26.56%
	d. Total with market adjustment or at fair value	32,816	1,752	26,954	61,522	60.49%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	25,741	-	3	25,744	25.32%
(2)	Not subject to discretionary withdrawal	14,365	13	51	14,429	14.19%
(3)	Total (gross: direct + assumed)	$72,922	$1,765	$27,008	$101,695	100.00%
(4)	Reinsurance ceded	270	-	-	270
(5)	Total (net)* (3) - (4)	$72,652	$1,765	$27,008	$101,425
(6)	Amount included in A(1)b above that will move
	to A(1)e in the year after statement date:	$1,530	$-	$-	$1,530

*Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

B.Group Annuities:

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$195	$69	$-	$264	0.92%
	b. At book value less current surrender
	charge of 5% or more	69	-	-	69	0.24%
	c. At fair value	-	-	18,372	18,372	64.00%
	d. Total with market adjustment or at fair value	264	69	18,372	18,705	65.16%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	2,980	-	-	2,980	10.38%
(2)	Not subject to discretionary withdrawal	2,394	4,629	-	7,023	24.46%
(3)	Total (gross: direct + assumed)	$5,638	$4,698	$18,372	$28,708	100.00%
(4)	Reinsurance ceded	67	-	-	67
(5)	Total (net)* (3) - (4)	$5,571	$4,698	$18,372	$28,641
(6)	Amount included in B(1)b above that will move
	to B(1)e in the year after statement date:	$18	$-	$-	$18

C. Deposit-Type Contracts (no life contingencies):

			December 31, 2019
			Separate	Separate
			account with	account		% of
(in millions)		General account	guarantees	nonguaranteed	Total	Total
(1)	Subject to discretionary withdrawal :
	a. With market value adjusted	$-	$-	$-	$-	-%
	b. At book value less current surrender
	charge of 5% or more	-	-	-	-	-%
	c. At fair value	-	-	-	-	-%
	d. Total with market adjustment or at fair value	-	-	-	-	-%
	e. At book value without adjustment
	(minimal or no charge or adjustment)	641	-	1	642	5.28%
(2)	Not subject to discretionary withdrawal	11,415	-	101	11,516	94.72%
(3)	Total (gross: direct + assumed)	$12,056	$-	$102	$12,158	100.00%
(4)	Reinsurance ceded	18	-	-	18
(5)	Total (net)* (3) - (4)	$12,038	$-	$102	$12,140
(6)	Amount included in C(1)b above that will move
	to C(1)e in the year after statement date:	$-	$-	$-	$-

* Represents annuity reserves reported in separate accounts liabilities.

44

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Withdrawal characteristics of Life Actuarial Reserves as of December 31, 2019:

December 31, 2019
	General Account			Separate Account - Nonguaranteed
	Account			Account
(in millions)	value	Cash value	Reserve	value	Cash value	Reserve

ASubject to discretionary withdrawal, surrender values, or policy loans:

(1)	Term policies with cash value	$1	$354	$2,767	$	- $	- $	-
(2)	Universal life	6,270	6,108	6,927		-	-	-
(3)	Universal life with secondary guarantees	1,760	1,444	6,405		-	-	-
(4)	Indexed universal life	628	529	627		-	-	-
(5)	Indexed universal life with secondary	817	517	915		-	-	-
(6)	Indexed life	-	-	-		-	-	-
(7)	Other permanent cash value life insurance	2,116	8,658	9,970		1,802	1,802	1,802
(8)	Variable life	-	-	-		-	-	-
(9)	Variable universal life	122	106	126		947	947	1,958
(10) Miscellaneous reserves		-	-	-		-	-	-

BNot subject to discretionary withdrawal or no cash values

	(1)	Term policies without cash value	XXX	XXX	$11,007	XXX	XXX	$-
	(2)	Accidental death benefits	XXX	XXX	18	XXX	XXX	-
	(3)	Disability - active lives	XXX	XXX	32	XXX	XXX	-
	(4)	Disability - disabled lives	XXX	XXX	247	XXX	XXX	-
	(5)	Miscellaneous reserves	XXX	XXX	2,509	XXX	XXX	-
C Total (gross: direct + assumed)			$11,714	$17,716	$41,550	$2,749	$2,749	$3,760
D	Reinsurance ceded		5,841	8,657	23,598	-	-	-
E	Total (net) (C) - (D)		$5,873	$9,059	$17,952	$2,749	$2,749	$3,760

11. SEPARATE ACCOUNTS

Separate Accounts

The separate accounts held by the Company consist primarily of variable life insurance policies and variable annuities. These contracts generally are non-guaranteed in nature such that the benefit is determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Certain other separate accounts relate to MVA fixed annuity contracts in which the assets are carried at amortized cost. These policies are required to be held in the Company's separate account by certain states, including Texas.

Certain other separate accounts relate to flexible premium adjustable life insurance and terminal funding annuities in which the assets are carried at amortized cost. These contracts provide the greater of guaranteed interest returns defined in the policy or interest in excess of the guaranteed rate as defined by the Company.

The Company does not engage in securities lending transactions within the separate accounts.

In accordance with the products/transactions recorded within the separate account, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

During 2019, AGL established an insulated subaccount CRT-1 of separate account CRT for a reinsurance transaction. Excluding the initial premium and after foreign exchange conversions, the aggregate amount transferred from the subaccount CRT-1 to the general account, was less than $1 million during the fourth quarter of 2019 and on a cumulative basis. A reserve of $0 is maintained at December 31, 2019 in the general account related to subaccount CRT-1. The insulated separate account maintained a reserve of $173 million at December 31, 2019 for this subaccount CRT-1.

45

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents separate account assets by product or transaction:

	December 31, 2019		December 31, 2018
		Separate		Separate
	Legally	Accounts Assets	Legally	Accounts Assets
	Insulated	(Not Legally	Insulated	(Not Legally
(in millions)	Assets	Insulated)	Assets	Insulated)
Variable annuities	$46,380	$-	$40,920	$-
Variable life	3,354	-	3,055	-
Bank-owned life insurance - hybrid	444	-	804	-
Deferred annuities with MVA features	491	-	225	-
Terminal funding	4,988	-	3,175	-
Stable value wrap	51	-	-	-
Annuities with MVA features	-	1,616	-	1,243
Fixed annuities excess interest adjustment features	-	206	-	196
Total	$55,708	$1,822	$48,179	$1,439

Some separate account liabilities are guaranteed by the general account. To compensate the general account for the risks taken, the separate accounts pay risk charges to the general account.

If claims were filed on all contracts, the current total maximum guarantee the general account would provide to the separate account as of December 31, 2019 and 2018 is $5.5 billion and $6.7 billion, respectively.

There was no separate account business seed money at December 31, for both 2019 and 2018.

The following table presents the risk charges paid by the separate accounts and the guarantees paid by the general account:

	Risk Charge	Guarantees
	paid by the	Paid by the
	Separate	General
(in millions)	Account	Account
2019	$383	$35
2018	324	41
2017	292	40
2016	330	52
2015	279	52

46

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information regarding the separate accounts:

		Non-	Non-
		indexed	indexed	Non-
		Guarantee	Guarantee	guaranteed
		less than or	more than	Separate
(in millions)	Indexed	equal to 4%	4%	Accounts	Total
December 31, 2019
Premiums, considerations or deposits	$397	$-	$16	$3,693	$4,106
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,744	$48,744
Amortized costs	1,258	5,178	422	-	6,858
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$1,258	$3,567	$422	$-	$5,247
At market value	-	-	-	48,639	48,639
Subtotal	1,258	3,567	422	48,639	53,886
Not subject to discretionary withdrawal	-	1,611	-	105	1,716
Total reserves	$1,258	$5,178	$422	$48,744	$55,602
December 31, 2018
Premiums, considerations or deposits	$241	$-	$43	$3,090	$3,374
Reserves for accounts with assets at:
Market value	$-	$-	$-	$42,885	$42,885
Amortized costs	958	3,769	415	-	5,142
Total reserves	$958	$3,769	$415	$42,885	$48,027
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$958	$2,199	$415	$-	$3,572
At market value	-	-	-	42,802	42,802
Subtotal	958	2,199	415	42,802	46,374
Not subject to discretionary withdrawal	-	1,570	-	83	1,653
Total reserves	$958	$3,769	$415	$42,885	$48,027
December 31, 2017
Premiums, considerations or deposits	$185	$-	$70	$4,444	$4,699
Reserves for accounts with assets at:
Market value	$-	$-	$-	$48,116	$48,116
Amortized costs	739	3,096	395	-	4,230
Total reserves	$739	$3,096	$395	$48,116	$52,346
By withdrawal characteristics:
Subject to discretionary withdrawal with MVA	$739	$596	$395	$-	$1,730
At market value	-	-	-	48,030	48,030
Subtotal	739	596	395	48,030	49,760
Not subject to discretionary withdrawal	-	2,500	-	86	2,586
Total reserves	$739	$3,096	$395	$48,116	$52,346

Reconciliation of Net Transfers to or from Separate Accounts

The following table presents a reconciliation of the net transfers to (from) separate accounts:

	Years ended December 31,
(in millions)	2019	2018	2017
Transfers to separate accounts	$4,106	$3,373	$4,699
Transfers from separate accounts	(4,298)	(4,147)	(3,393)
Net transfers from separate accounts	(192)	(774)	1,306
Reconciling adjustments:
Deposit-type contracts	-	-	-
Total reconciling adjustments	-	-	-
Transfers as reported in the Statutory Statements of Operations	$(192)	$(774)	$1,306

47

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

12. RESERVES FOR GUARANTEED POLICY BENEFITS AND ENHANCEMENTS

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include GMDB that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum withdrawal benefits (GMWB) and, to a lesser extent, guaranteed minimum accumulation benefits (GMAB), which are no longer offered. A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder generally can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Reserves for GMDB, GMIB and GMWB were included in the VACARVM reserves. Total reserves in excess of basic reserves were $1.3 billion at December 31, 2019 and 2018. The Company chose to record reserves in excess of AG 43 minimum reserves at both December 31, 2019 and 2018, such that the reserves in both periods equal the C3 Phase II Total Asset Requirement level.

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent, which is no longer offered.

The net amount at risk, which represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts related to GMDB, was $0.9 billion and $2.3 billion at December 31, 2019 and 2018, respectively.

GMWB

Certain of the Company's variable annuity contracts offer optional GMWB. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) are living.

The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk related to these guarantees was $281 million and $185 million at December 31, 2019 and 2018, respectively. The Company uses derivative instruments and other financial instruments to mitigate a portion of the exposure that arises from GMWB.

13. PARTICIPATING POLICY CONTRACTS

Participating policy contracts entitle a policyholder to share in earnings through dividend payments. These contracts represented 1.0 percent of gross insurance in-force at December 31, 2019, 2018 and 2017. Policyholder dividends for the years ended December 31, 2019, 2018 and 2017 were $4 million, ($13) million and $18 million, respectively.

48

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

14. PREMIUM AND ANNUITY CONSIDERATION DEFERRED AND UNCOLLECTED

The following table presents the deferred and uncollected insurance premiums and annuity consideration (before deduction for amounts non-admitted):

	December 31, 2019		December 31, 2018
		Net of		Net of
(in millions)	Gross	Loading	Gross	Loading
Ordinary new business	$(18)	$(18)	$(10)	$(10)
Ordinary renewal	(336)	170	(395)	147
Group life	1	1	1	1
Total	$(353)	$153	$(404)	$138

15. REINSURANCE

In the ordinary course of business, the Company utilizes internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. Reinsurance agreements do not relieve the Company of its direct obligations from its beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. In addition, the Company assumes reinsurance from other insurance companies.

Reinsurance premiums assumed in 2019, 2018 and 2017 were $238 million, $26 million and $30 million, respectively. Reinsurance premiums ceded in 2019, 2018 and 2017 were $2.9 billion, $25.2 billion and $2.6 billion, respectively. Additionally, reserves on reinsurance assumed were $1.6 billion at December 31, 2019 and $1.4 billion at both December 31, 2018 and 2017. The reserve credit taken on reinsurance ceded was $24.0 billion, $23.3 billion and $22.3 billion at December 31, 2019, 2018 and 2017, respectively. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2019 and 2018, the Company's reinsurance recoverables were $366 million and $306 million, respectively.

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total revenue collected under the reinsured policies.

The NAIC Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees (ULSGs). In addition, NAIC Actuarial Guideline 38 (Guideline AXXX) clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. Prior to 2016, the Company managed the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) were ceded to the Parent under a coinsurance/modified coinsurance agreement effective January 1, 2011 (the AGC Life Co/Modco Agreement), prior to the recapture of in-force business effective December 31, 2016. New business is still ceded under this treaty.

In 2019, the AGC Life Co/Modco Agreement increased the Company's pre-tax earnings by $520 million, while in 2018, the AGC Life Co/Modco Agreement increased pre-tax earnings by $382 million. In 2017, the AGC Life Co/Modco Agreement increased pre-tax earnings by $289 million.

In February 2018, American General Life Insurance Company and its U.S. life insurance company affiliates, VALIC and The United States Life Insurance Company in the City of New York, each executed their respective Modified Coinsurance (ModCo) Agreements (The Agreements) with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), at the time a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were effective as of January 1, 2017 in respect of certain closed blocks of

49

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

business (including structured settlements and single premium immediate annuities). Fortitude Group Holdings, LLC (Fortitude Holdings) was formed by AIG to act as a holding company for FRL.

The initial consideration represented the book value of ModCo Assets held by the Company on behalf of FRL and was equal to the ModCo Reserves ceded at the effective date. While there was no net impact from the initial accounting as of the effective date, there was a significant offsetting impact on certain individual line items in the Summary of Operations.

Total returns on the ModCo Assets subsequent to the effective date inure to the benefit of FRL and are reported with the ModCo reserve adjustments. The Company did not receive a ceding commission at contract inception.

The Company completed its initial settlement with FRL in June 2018 and settles all payable or receivable balances quarterly. The fourth quarter settlement of $201 million was paid in February 2020.

On November 13, 2018, AIG completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. Subsequent to this sale, Fortitude Holdings owns 100 percent of the outstanding common shares of FRL and AIG has an 80.1 percent ownership interest in Fortitude Holdings.

On November 25, 2019, AIG entered into a membership interest purchase agreement with Fortitude Holdings, The Carlyle Group L.P. (Carlyle), Carlyle FRL, L.P., an investment fund advised by an affiliate of Carlyle (Carlyle FRL), T&D United Capital Co., Ltd. (T&D) and T&D Holdings, Inc., pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Carlyle FRL will purchase from AIG a 51.6 percent ownership interest in Fortitude Holdings and T&D will purchase from AIG a 25 percent ownership interest in Fortitude Holdings. Upon closing of the Fortitude Sale, AIG will have a 3.5 percent ownership interest in Fortitude Holdings. Additional information about this transaction is set forth in AIG's Parent 10-K for year ending December 31, 2019.

The table below presents the impact of the execution of the ModCo Agreement in February 2018 with an effective date of January 1, 2017, by line item in the Company's statements of assets, liabilities, surplus and other funds and on the summary of operations:

				Balance as of
				December 31, 2019
Statutory Statements of Assets, Liabilities and Capital and

Funds withheld				$199

			Total Reported	As of and Year
		As of and Year	at	Ended
Increase (Decrease)	Initial	Ended December	December 31,	December 31,
(in millions)	Accounting	31, 2018 and 2017	2018	2019
Statutory Statement of Operations
Premiums and annuity considerations	$(22,152)	$(602)	$(22,754)	$(280)
Commissions and expense allowances	-	109	110	52
Reserve adjustments on reinsurance ceded	22,152	(3,478)	18,675	(1,549)
Total revenues	-	(3,971)	(3,969)	(1,777)
Death benefits	-	(498)	(498)	(273)
Annuity benefits	-	(2,060)	(2,059)	(1,017)
Surrender benefits	-	(264)	(264)	(124)
Other benefits	-	(498)	(498)	(284)
Other expenses	-	(1)	(1)	-
Total benefits and expenses	-	(3,321)	(3,320)	(1,698)
Net gain from operations before dividends to
policyholders and federal income taxes	-	(650)	(649)	(79)
Dividends to policyholders	-	(25)	(25)	(12)
Net gain from operations after dividends to
policyholders and before federal income	$-	$(625)	$(624)	$(67)

50

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

During 2019, 2018 and 2017, the Company commuted reinsurance treaties with non-affiliated reinsurers, which resulted in increases in the Company's pre-tax earnings of less than a million dollars.

The Company has an annuity Co/Modco agreement with an affiliate, AIG Life of Bermuda, Ltd. (AIGB), in which AIGB reinsures certain deferred annuity contracts issued between 2003 and 2007. The agreement is such that the Company retains and controls assets held in relation to the related reserve. As of December 31, 2019 and 2018, the assets and liabilities resulting from the agreement and recorded in the accompanying financial statements were $6.5 billion and $7.2 billion, respectively. In 2019, the Agreement decreased the Company's pre-tax earnings by $1 million and $1 million and $2 million in 2018 and 2017, respectively.

16. FEDERAL INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the United States enacted Public Law 115-97, known as the Tax Cuts and Jobs Act ("the Tax Act"). The Tax Act reduced the statutory rate of U.S. federal corporate income tax to 21 percent and enacted numerous other changes impacting the Company.

The Tax Act includes provisions for Global Intangible Low-Taxed Income ("GILTI"), under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax ("BEAT"), under which taxes are imposed on certain base eroding payments to affiliated foreign companies. While the U.S. tax authorities issued formal guidance, including recently issued proposed and final regulations for BEAT and other provisions of the Tax Act, there are still certain aspects of the Tax Act that remain unclear and subject to substantial uncertainties. Additional guidance is expected in future periods. Such guidance may result in changes to the interpretations and assumptions the Company made and actions the Company may take, which may impact amounts recorded with respect to international provisions of the Tax Act, possibly materially. Consistent with accounting guidance, the Company treats BEAT as a period tax charge in the period the tax is incurred and has made an accounting policy election to treat GILTI taxes in a similar manner. No provision for income tax related to GILTI or BEAT was recorded as of December 31, 2019.

The following table presents the components of the net deferred tax assets and liabilities:

	December 31, 2019			December 31, 2018					Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary		Capital	Total
Gross DTA	$2,353	$1,540	$3,893	$1,837	$1,645	$3,482	$516		$(105)	$411
Statutory valuation allowance adjustment	-	-	-	-	220	220	-		(220)	(220)
Adjusted gross DTA	2,353	1,540	3,893	1,837	1,425	3,262	516		115	631
DTA non-admitted	1,348	1,540	2,888	928	1,425	2,353	420		115	535
Net admitted DTA	1,005	-	1,005	909	-	909	96		-	96
DTL	387	-	387	392	-	392	(5)		-	(5)
Total	$618	$-	$618	$517	$-	$517	$101	$	- $	101

51

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the ordinary and capital DTA admitted assets as the result of the application of SSAP 101:

	December 31, 2019			December 31, 2018						Change
(in millions)	Ordinary	Capital	Total	Ordinary	Capital	Total		Ordinary		Capital	Total
Admission calculation components
SSAP 101
Federal income taxes paid in prior
years recoverable through loss
carry backs	$-	$-	$-	$-	$-	$-	$	- $		- $	-
Adjusted gross DTA expected to be
realized (excluding amount of DTA
from above) after application of the
threshold limitation	618	-	618	517	-	517		101		-	101
1. Adjusted gross DTA expected
to be realized following the
reporting date	618	-	618	517	-	517		101		-	101
2. Adjusted gross DTA allowed
per limitation threshold	-	-	1,145	-	-	1,114		-		-	31
Adjusted gross DTA (excluding the
amount of DTA from above) offset
by gross DTL	387	-	387	392	-	392		(5)		-	(5)
DTA admitted as the result of
application of SSAP 101	$1,005	$-	$1,005	$909	$-	$909		$96	$	- $	96

The following table presents the ratio percentage and amount of adjusted capital to determine the recovery period and threshold limitation amount:

	Years ended December 31,
($ in millions)	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount	724%	738%
Amount of adjusted capital and surplus used to determine recovery period and
threshold limitation amount	$7,636	$7,423

The Company has no tax planning strategies used in the determination of adjusted gross DTA's or net admitted DTA's.

The Company's planning strategy does not include the use of reinsurance.

The Company is not aware of any significant DTLs that are not recognized in the statutory financial statements.

52

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following tables present the major components of the current income tax expense and net deferred tax assets (liabilities):

	Years Ended December 31,
(in millions)	2019	2018	2017
Current income tax expense
Federal	$760	$513	$1,025
Foreign	-	-	-
Subtotal	760	513	1,025
Federal income tax on net capital gains (losses)	81	(88)	(433)
Federal income tax incurred	$841	$425	$592

	Years Ended December 31,
(in millions)	2019	2018	Change
Deferred tax assets:
Ordinary:
Policyholder reserves	$1,068	$812	$256
Investments	27	50	(23)
Deferred acquisition costs	658	366	292
Fixed assets	377	373	4
Compensation and benefits accrual	48	41	7
Tax credit carryforward	141	151	(10)
Other (including items less than 5% of total ordinary tax assets)	34	44	(10)
Subtotal	2,353	1,837	516
Statutory valuation allowance adjustment	-	-	-
Non-admitted	1,348	928	420
Admitted ordinary deferred tax assets	1,005	909	96
Capital:
Investments	1,540	1,645	(105)
Subtotal	1,540	1,645	(105)
Statutory valuation allowance adjustment	-	220	(220)
Non-admitted	1,540	1,425	115
Admitted capital deferred tax assets	-	-	-
Admitted deferred tax assets	1,005	909	96
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	92	78	14
Policyholder reserves	231	269	(38)
General expense	64	45	19
Subtotal	387	392	(5)
Capital:
Other (including items less than 5% of total capital tax liabilities)	-	-	-
Subtotal	-	-	-
Deferred tax liabilities	387	392	(5)
Net deferred tax assets	$618	$517	$101

53

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The change in net deferred income taxes is comprised of the following (this analysis is exclusive of non- admitted assets as the change in non-admitted assets and the change in net deferred income taxes are reported in separate components of capital and surplus):

			Years Ended December 31,
(in millions)				2019	2018	Change
Total adjusted deferred tax assets				$3,893 $	3,262 $	631
Total deferred tax liabilities				387	392	(5)
Net adjusted deferred tax assets				$3,506 $	2,870	636
Tax effect of unrealized gains (losses)						350
Tax effect of unrealized gains (losses) recorded in cumulative effect of
changes in accounting principle						(85)
Change in net deferred income tax						$901
The provision for incurred federal taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents the significant items causing this difference:

	December 31, 2019		December 31, 2018		December 31, 2017
		Effective		Effective		Effective
(in millions)	Amount	Tax Rate	Amount	Tax Rate	Amount	Tax Rate
Income tax expense at applicable rate	$196	21.0%	$208	21.0%	$465	35.0%
Change in valuation adjustment	(220)	(23.6)	220	22.2	(366)	(27.6)
Amortization of interest maintenance reserve	71	7.6	(30)	(3.0)	(43)	(3.3)
Prior year return true-ups and adjustments	(60)	(6.4)	7	0.7	(32)	(2.4)
Surplus adjustments	(44)	(4.6)	8	0.8	(3)	(0.2)
Dividends received deduction	(29)	(3.1)	(20)	(2.1)	(47)	(3.6)
Other permanent adjustments	12	1.2	1	0.1	9	0.7
Disregarded entities	10	1.1	20	2.1	23	1.8
Change in non-admitted assets	4	0.4	(13)	(1.3)	(1)	(0.1)
Impact of Tax Act	-	-	-	-	1,836	138.3
Reinsurance	-	-	-	-	37	2.8
Statutory income tax expense (benefit)	$(60)	(6.4)%	$401	40.5%	$1,878	141.4%
Federal income taxes incurred	$841	90.2%	$425	42.9%	$592	44.6%
Change in net deferred income taxes	(901)	(96.6)	(24)	(2.4)	1,286	96.8
Statutory income tax expense (benefit)	$(60)	(6.4)%	$401	40.5%	$1,878	141.4%
At December 31, 2019, the Company had the following foreign tax credits carryforwards:
(in millions)
Year Expires						Amount
2020						$8
2021						8
2022						7
2023						1
2024						1
Total						$25

At December 31, 2019, the Company had no operating loss carryforwards or capital loss carryforwards. At December 31, 2019, the Company had an alternative minimum tax credit of $3 million.

54

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

At December 31, 2019, the Company had the following general business credit carryforwards: (in millions)

Year Expires	Amount
2025	$9
2026	9
2027	10
2028	13
2029	19
2030	38
2031	7
2032	8
Total	$113

At December 31, 2019, the Company had charitable contribution carryforwards less than a million dollars, which expire in 2021.

The following table presents income tax incurred that is available for recoupment in the event of future net losses:

(in millions)
December 31,	Capital
2017	$198
2018	15
2019	155
Total	$368

In general, realization of DTAs depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. In accordance with the requirements established in SSAP 101, the Company assessed its ability to realize DTAs of $3.9 billion and concluded that no valuation allowance was required at December 31, 2019. Similarly, the Company concluded that a valuation allowance of $220 million was required on the DTAs of $3.5 billion at December 31, 2018.

The Company had no deposits admitted under Internal Revenue Code Section 6603.

The Company joins in the filing of a consolidated federal income tax return with AIG Parent.

The Company has a written agreement with AIG Parent under which each subsidiary agrees to pay AIG Parent an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG Parent agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group.

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

	Years Ended December 31,
(in millions)	2019	2018
Gross unrecognized tax benefits at beginning of year	$17	$16
Increases in tax position for prior years	-	1
Decreases in tax position for prior years	-	-
Gross unrecognized tax benefits at end of year	$17	$17

As of December 31, 2019 and 2018, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $17 million and $17 million respectively.

55

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2019 and 2018, the Company had accrued liabilities of $6.5 million and $5.7 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2019, 2018 and 2017, the Company recognized expense of less than $1 million interest (net of the federal benefit) and penalties.

The Company regularly evaluates proposed adjustments by taxing authorities. At December 31, 2019, such proposed adjustments would not have resulted in a material change to the Company's financial condition, although it is possible that the effect could be material to the Company's results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, the Company does not expect any change to be material to its financial condition.

The Company is currently under Internal Revenue Service (IRS) examinations for the taxable years 2007-2013. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2019 remain subject to examination by major tax jurisdictions.

The Company is not subject to the repatriation transition tax for the year ended December 31, 2019.

Alternative Minimum Tax Credit

(in thousands)		2019
(1)	Gross AMT Credit Recognized as:
a.	Current year recoverable	$9
b.	Deferred tax asset (DTA)	3
(2)	Beginning balance of AMT credit carryforward	$6
(3)	Amounts recovered	3
(4)	Adjustments	-
(5)	Ending Balance of AMT credit carryforward (5=2-3-4)	3
(6)	Reduction for sequestration	-
(7)	Nonadmitted by reporting entity	3
(8)	Reporting entity ending balance (8=5-6-7)	$-

17. CAPITAL AND SURPLUS

RBC standards are designed to measure the adequacy of an insurer's statutory capital and surplus in relation to the risks inherent in its business. The RBC standards consist of formulas that establish capital requirements relating to asset, insurance, business and interest rate risks. The standards are intended to help identify companies that are under-capitalized, and require specific regulatory actions in the event an insurer's RBC is deficient. The RBC formula develops a risk-adjusted target level of adjusted statutory capital and surplus by applying certain factors to various asset, premium and reserve items. Higher factors are applied to more risky items and lower factors are applied to less risky items. Thus, the target level of statutory surplus varies not only because of the insurer's size, but also on the risk profile of the insurer's operations. At December 31, 2019, the Company exceeded RBC requirements that would require any regulatory action.

Dividends that the Company may pay to the Parent in any year without prior approval of the TDI are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which the Company can pay without the Company obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the Company's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2020 without prior approval of the TDI is $629 million. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

56

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Dividends are paid as determined by the Board of Directors and are noncumulative. The following table presents the dividends paid by the Company during 2019, 2018 and 2017:

			Amount
Date	Type	Cash or Non-cash	(in millions)
2019
March 28, 2019	Extraordinary	Cash	$330
June 26, 2019	Extraordinary	Cash	330
September 25, 2019	Ordinary	Cash	230
2018
March 27, 2018	Extraordinary	Cash	$337
June 26, 2018	Extraordinary	Cash	680
September 24, 2018	Extraordinary	Cash	680
2017
March 30, 2017	Extraordinary	Cash	$452
March 30, 2017	Extraordinary	Non-Cash	482
March 30, 2017	Return of Capital	Cash	178
June 29, 2017	Extraordinary	Cash	538
September 28,2017	Extraordinary	Cash	50
December 26,2017	Extraordinary	Cash	200

The Company's cumulative preferred stock has an $80 dividend rate and is redeemable at $1,000 per share. The holder of this stock, the Parent, is entitled to one vote per share.

18. RETIREMENT PLANS AND SHARE-BASED AND DEFERRED COMPENSATION PLANS

The Company does not directly sponsor any defined benefit or defined contribution plans and does not participate in any multi-employer plans.

Employee Retirement Plan

The Company's employees participate in various AIG Parent-sponsored defined benefit pension and postretirement plans. AIG Parent, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans; its obligation results from AIG Parent's allocation of the Company's share of expenses from the plans based on participants' earnings for the pension plans and on estimated claims less contributions from participants for the postretirement plans.

Effective January 1, 2016, the U.S. defined benefit pension plans were frozen. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

57

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents information about employee-related costs (expense credits) allocated to the Company:

	Years ended December 31,
(in millions)	2019	2018	2017
Defined benefit plans	$(2)	$(12)	$2
Postretirement medical and life insurance plans	1	1	2
Total	$(1)	$(11)	$4

Defined Contribution Plan

AIG Parent sponsors a 401(k) plan which provides for pre-tax salary reduction contributions by its U.S. employees. The Company made matching contributions of 100 percent of the first six percent of participant contributions, subject to IRS- imposed limitations.

Effective January 1, 2016, AIG Parent provides participants in the plan an additional fully vested, non-elective, non- discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the IRS-imposed limitations.

The Company's pre-tax expense associated with this plan was $28 million, $27 million and $26 million in 2019, 2018 and 2017, respectively.

Share-based and Deferred Compensation Plans

During 2016 and 2015, certain Company employees were granted performance share units under the AIG Parent 2013 Long Term Incentive Plan that provide them the opportunity to receive shares of AIG Parent common stock based on AIG Parent achieving specified performance goals at the end of a three-year performance period and the employee satisfies service requirements. The Company recognized compensation expense of $27 million, $28 million and $33 million for awards granted in 2019, 2018 and 2017, respectively.

Prior to 2013, some of the Company's officers and key employees were granted restricted stock units and stock appreciation rights that provide for cash settlement linked to the value of AIG Parent common stock if certain requirements were met. The Company recognized less than $1 million of expenses for unsettlement awards in 2019. During 2018 and 2017, the Company did not recognize any expense for unsettled awards.

19. DEBT

The Company is a member of the Federal Home Loan Bank (FHLB) of Dallas. The Company's interest in the stock of FHLB of San Francisco was redeemed on March 24, 2016.

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of liquidity or for other uses deemed appropriate by management. The Company's ownership in the FHLB stock is reported as common stock. Pursuant to the membership terms, the Company elected to pledge such stock to the FHLB as collateral for the Company's obligations under agreements entered into with the FHLB.

Cash advances obtained from the FHLB are reported in and accounted for as borrowed money. The Company may periodically obtain cash advances on a same-day basis, up to a limit determined by management and applicable laws. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. To provide adequate collateral for potential advances, the Company has pledged securities to the FHLB in excess of outstanding borrowings. Upon any event of default by the Company, the recovery by the FHLB would generally be limited to the amount of the Company's liability under advances borrowed.

58

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The following table presents the aggregate carrying value of stock held with the FHLB of Dallas and the classification of the stock:

	December 31,
(in millions)	2019	2018
Membership stock - Class B	$7	$7
Activity stock	129	129
Excess stock	6	2
Total	$142	$138
Actual or estimated borrowing capacity as determined by the insurer	$5,296	$4,928
The Company did not hold any Class A at December 31, 2019 or 2018.

The following table presents the amount of collateral pledged, including FHLB common stock held, to secure advances from the FHLB:

	December 31, 2019		December 31, 2018
	Amortized		Amortized
(in millions)	Cost	Fair Value	Cost	Fair Value
Amount pledged	$3,697	$3,812	$3,851	$3,833
Maximum amount pledged during reporting period	3,908	3,928	4,389	4,349

The Company's borrowing capacity determined quarterly based upon the borrowing limit imposed by statute in the state of domicile.

The following table presents the outstanding funding agreements and maximum borrowings from the FHLB:

	December 31,
(in millions)	2019	2018
Amount outstanding	$3,148	$3,148
Maximum amount borrowed during reporting period	$3,148	$3,323

While the funding agreements are presented herein to show all amounts received from FHLB, the funding agreements are treated as deposit-type contracts, consistent with the other funding agreements for which the Company's intent is to earn a spread and not to fund operations. The Company had no debt outstanding with the FHLB at December 31, 2019 or 2018.

The following table reflects the principal amounts of the funding agreements issued to the FHLB:

(in millions)

Funding Agreements	Date Issued	Amounts
10-year floating rate	February 15, 2018	$1,148
10-year floating rate	February 15, 2018	1,277
10-year floating rate	February 15, 2018	175
10-year floating rate	February 6, 2018	87
10-year floating rate	January 25, 2018	31
10-year floating rate	January 13, 2017	57
10-year floating rate	February 1, 2017	67
7-year floating rate	May 24, 2017	52
10-year floating rate	June 15, 2016	254

59

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

20. COMMITMENTS AND CONTINGENCIES

Commitments

The Company had commitments to provide funding to various limited partnerships totaling $3.1 billion and $2.4 billion at December 31, 2019 and 2018, respectively. The commitments to invest in limited partnerships and other funds may be called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2019, $1 billion are currently expected to expire in 2020, and the remainder by 2023 based on the expected life cycle of the related funds and the Company's historical funding trends for such commitments.

At December 31, 2019 and 2018, the Company had $1.8 billion and $1.3 billion, respectively, of outstanding commitments related to various funding obligations associated with its investments in commercial mortgage loans. Of the total current commitments, $388 million are expected to expire in 2020 and the remainder by 2033, based on the expected life cycle of the related loans and the Company's historical funding trends for such commitments.

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates over the next several years. At December 31, 2019, the future minimum lease payments under the operating leases are as follows:

(in millions)

2020	$17
2021	17
2022	16
2023	13
2024	7
Remaining years after 2024	11
Total	$81

Rent expense was $18 million, $17 million and $20 million in 2019, 2018 and 2017, respectively.

Contingencies

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. The Company believes it is unlikely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and

60

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings.

The Company accrued $41 million and $40 million for these guarantee fund assessments at December 31, 2019 and 2018, respectively. The Company has recorded receivables of $33 million and $34 million at December 31, 2019 and 2018, respectively, for expected recoveries against the payment of future premium taxes.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes risk from the 1996 underwriting year. There were no reinsurance recoverables on claim liabilities and reserves included in these financial statements related to the workers' compensation business at both December 31, 2019 and 2018. While not included in these statutory financial statements, the Company is contingently liable for losses incurred by its 50 percent pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

At December 31, 2019 and 2018, the Company had admitted assets of $156 million and $142 million, respectively, in premiums receivable due from policyholders (or agents). The Company routinely evaluates the collectability of these receivables. Based upon Company experience, the potential for any loss is not believed to be material to the Company's financial condition.

During 2019 and 2018, the Company wrote accident and health insurance premiums that were subject to the risk- sharing provisions of the Affordable Care Act (ACA). However, the Company had no balances for the risk corridors program due to exclusion from the program. There was no financial impact of risk-sharing provisions on assets, liabilities or operations, related to the Permanent ACA Risk Adjustment Program. In addition, there was no financial impact of risk-sharing provisions on assets and liabilities related to the Transitional ACA Reinsurance Program. Under this program, the Company has recorded an insignificant amount in reinsurance recoveries due to ACA Reinsurance payments.

Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations, and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations, investigations, or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

The Company provides products and services that are subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), or the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Plans subject to ERISA include certain pension and profit sharing plans and welfare plans, including health, life and disability plans. As a result, the Company's activities are subject to the restrictions imposed by ERISA and the Internal Revenue Code, including the requirement under ERISA that fiduciaries must perform their duties solely in the interests of ERISA plan participants and beneficiaries, and that, fiduciaries may not cause a covered plan to engage in certain prohibited transactions.

The Company and its distributors are subject to laws and regulations regarding the standard of care applicable to sales of its products and the provision of advice to its customers. In recent years, many of these laws and regulations have been revised or reexamined while others have been newly adopted. The Company continues to closely follow these legislative and regulatory activities. Changes in standard of care requirements or new standards issued by governmental authorities, such as the DOL, the SEC, the NAIC or state regulators and/or legislators, may affect the Company's businesses, results of operations and financial condition. While the Company cannot predict the long-term impact of these legislative and regulatory developments on the Company's business, the Company believes its diverse product offerings and distribution relationships position the Company to compete effectively in this evolving marketplace.

The SECURE Act (Setting Every Community Up for a Retirement Enhancement Act) includes a number of provisions aimed at increasing retirement savings, including repealing the maximum age for traditional IRA contributions,

61

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

increasing the age for required minimum distributions from retirement accounts and incentivizing small businesses to start new retirement plans for employees. SECURE Act was signed into law as part of broader federal legislation on December 20, 2019, with many provisions effective January 1, 2020. The Company is evaluating the full impact of the SECURE Act on its businesses and operations and will implement and/or modify processes and procedures, where needed, to comply with this new law.

Business Interruption Insurance Recoveries

The Company recorded $0 and $6 million in 2019 and 2018, respectively, for business interruption insurance recoveries related to the flooding and property damage that occurred at the Company's main administrative office located in Houston, Texas. In August 2017, Hurricane Harvey made landfall in Texas and Louisiana causing widespread flooding and property damage in various southern counties within the region. The recoveries were included within aggregate write-ins for miscellaneous income on the Summary of Operations.

21. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG Parent formed Fortitude Group Holdings, LLC (Fortitude Holdings) to act as a holding company for Fortitude Re. On November 13, 2018, AIG Parent completed the sale of a 19.9 percent ownership interest in Fortitude Holdings to TC Group Cayman Investment Holdings, L.P. (TCG), an affiliate of The Carlyle Group L.P. (Carlyle) (the Fortitude Re Closing). Fortitude Holdings owns 100 percent of the outstanding common shares of Fortitude Re and AIG Parent has an 80.1 percent ownership interest in Fortitude Holdings. In connection with the sale, AIG Parent agreed to certain investment commitment targets into various Carlyle strategies and to certain minimum investment management fee payments within thirty-six months following the Fortitude Re Closing. AIG Parent also will be required to pay a proportionate amount of an agreed make-whole fee to the extent AIG Parent fails to satisfy such investment commitment targets. In connection with the Fortitude Re Closing, the Company's insurance company subsidiaries, VALIC and USL, have each also entered into an investment management agreement with a Carlyle affiliate pursuant to which such subsidiary retained the Carlyle affiliate to manage certain assets in its general account investment portfolio.

On September 25, 2017, AIG Parent announced organizational changes designed to position AIG Parent a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG Parent finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG Parent's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments – North America and International. Life and Retirement consists of four operating segments – Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG Parent's technology-driven subsidiary, is reported within Other Operations. AIG Parent also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

AIG Parent continues to execute initiatives focused on organizational simplification, operational efficiency, and business rationalization. In keeping with AIG's broad and ongoing efforts to transform for long-term competitiveness, AIG Parent recognized restructuring costs of $218 million, $395 million and $413 million of pre-tax restructuring and other costs in 2019, 2018 and 2017, respectively, primarily comprised of employee severance charges.

Additional information on AIG Parent is publicly available in AIG Parent's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

62

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

Selkirk Transactions

During 2013 and 2014, the Company entered into securitization transactions in which portfolios of the Company's commercial mortgage loans were transferred to special purpose entities, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. The transfer was accounted for as a sale and the Company derecognized the commercial mortgage loans transferred. The beneficial interests in loan-backed and structured securities and equity interests received by the Company were initially recognized at fair value as unaffiliated investments, as these securities are non-recourse to the issuer, and interest and principal payments are dependent upon the cash flows from the underlying unaffiliated mortgage loans.

Lighthouse VI

During 2013, the Company, along with an affiliate, executed three transactions in which a portfolio of securities was, in each transaction, transferred into a newly established Common Trust Fund (CTF) in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's Representative Security Account (RSA).

In each transaction, a portion of the Company's securities were transferred to the RSA of the affiliate, VALIC, in exchange for other VALIC securities.

During 2015, the Company transferred securities to two separate CTFs, of which 20% were then transferred to the RSA of VALIC. The transfer was accounted for as a sale by the Company to VALIC. The remaining 80% of the securities were transferred to the Company's RSA.

Ambrose

During 2013 and 2014, the Company entered into securitization transactions in which the Company transferred portfolios of high grade corporate securities, and structured securities acquired from AIG, to newly formed special purpose entities (the Ambrose entities). As consideration for the transferred securities, the Company received beneficial interests in tranches of structured securities issued by each Ambrose entity. These structured securities were designed to closely replicate the interest and principal amortization payments of the transferred securities.

The Ambrose entities received capital commitments from a non-U.S. subsidiary of AIG, which are guaranteed by AIG. Pursuant to these capital commitments, the promissor will contribute funds to the respective Ambrose entity upon demand.

These capital commitments received by the Ambrose entities range from $300 million to $400 million per entity.

American Home and National Union Guarantees

The Company has a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies the Company issued between March 3, 2003 and December 29, 2006.

The Company, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

63

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

The Company, as successor-in-interest to SunAmerica Annuity and Life Assurance Company (SAAL) and SunAmerica Life Insurance Company (SALIC) has a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

The Company, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), has a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for variable products that are subject to the Guarantees.

Cut-Through Agreement

The Company and AIG Life of Bermuda, Ltd. ("AIGB") entered into a Cut-through Agreement in which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the TDI. The amount of the retained liability on AIGB's books related to this agreement was approximately $330,000 at December 31, 2019 and 2018. The Company believes the probability of loss under this agreement is remote. No liability has been recognized in relation to this guarantee due to immateriality.

Affiliate Transactions

During the year ended December 31, 2019, the Company purchased or sold securities, at fair market value, from or to one or more of its affiliates in the ordinary course of business. For additional information regarding purchase and sale transactions involving the Company with an affiliate, please refer to the Company's Annual Registration Statement and monthly amendments filed with the TDI.

In January 2019, AGL and several of its U.S. insurance company affiliates established AIGGRE U.S. Real Estate Fund III, LP ("U.S. Fund III"), a real estate investment fund managed by AIGGRE. At the closing of U.S. Fund III on January 2, 2019, the Company made a capital commitment to the fund of up to $655 million, which represents approximately 43.7% equity interests in the fund. In connection with the closing of U.S. Fund III, the Company contributed to the fund its interests in certain real estate equity investments with an aggregate fair value of approximately $142.5 million and received a cash payment of approximately $39 million. The Company's unfunded capital commitment to U.S. Fund III upon closing of the fund was approximately $551.4 million.

In March 2019, the Company and several of its U.S. insurance company affiliates established AIGGRE Europe Real Estate Fund II, LP ("Europe Fund II), a real estate investment fund managed by AIGGRE. In connection with the closing of Europe Fund II, the Company made a capital commitment to the fund of up to $223.4 million (representing an approximately 48.3% equity interest therein), and contributed to the fund a combination of the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $6.8 million) and cash (approximately $10.6 million). The Company's unfunded capital commitment to Europe Fund II upon closing of the fund was approximately $206 million.

In 2018, AGLIC Investments Bermuda Limited, a Bermuda corporation ("AGLIC Bermuda") was formed by the Company as an investment subsidiary under Texas Insurance Code Section 823.255. The Company made capital contributions of $297 million and $105 million in 2019 and 2018, respectively.

In 2018, the Company and several of its U.S. insurance company affiliates restructured their respective ownership interests in certain real estate equity investments previously originated by an affiliate, AIG Global Real Estate Investment Corp. (including its investment management affiliates, "AIGGRE"), by contributing such interests to three separate real estate investment funds managed by AIGGRE: AIGGRE U.S. Real Estate Fund I, LP ("U.S. Fund I"),

64

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

AIGGRE U.S. Real Estate Fund II, LP ("U.S. Fund II" and, together with U.S. Fund I, the "U.S. Funds"), and AIGGRE Europe Real Estate Fund I S.C.SP ("Europe Fund I"). The U.S. Funds each closed on November 1, 2018. In connection with the closing of U.S. Fund I, the Company made a capital commitment to the fund of up to $288 million (representing an approximately 24% equity interest therein), and contributed to the fund a combination of the Company's interests in certain real estate equity investments (with an aggregate fair value of approximately $150.8 million) and cash (approximately $41.7 million). In connection with the closing of U.S. Fund II, the Company made a capital commitment to the fund of up to $675 million (representing approximately 25% equity interest therein), and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $527.4 million and received a cash payment from the fund of approximately $7.4 million. Further, Europe Fund I closed on November 2, 2018. In connection with the closing of Europe Fund I, the Company made a capital commitment to the fund of up to $189.1 million (representing an approximately 29% equity interest therein) and contributed to the fund the Company's interests in certain real estate equity investments with an aggregate fair value of approximately $143 million and received a cash payment from the fund of approximately $18.9 million.

As a result of these transactions, the Company received equity in the Funds equaling the fair value of the assets transferred. The transfer is accounted for at fair value with any gain deferred until permanence of transfer of risk and rewards can be established. Any loss is recognized immediately, if any. The difference between the carrying value of the assets transferred and consideration received is recorded as a basis difference, which will be admitted subject to applicable limits and amortized over the duration of the Funds.

At December 31, 2019, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II, U.S Fund III, Europe Fund I and Europe Fund II were approximately $93.9 million, $104.3 million, $396.9 million, $52.7 million and $249.9 million respectively.

At December 31, 2018, the Company's unfunded capital commitment to U.S. Fund I, U.S. Fund II and Europe Fund I were approximately $94.9 million, $145.5 million and $86 million, respectively.

In February 2018, the Company executed a Modified Coinsurance (ModCo) Agreement with Fortitude Reinsurance Company, Ltd (FRL), (formerly DSA Reinsurance Company Limited), an AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. See Note 15 for additional information regarding this reinsurance transaction.

In October 2017, the Company's subsidiary, AIG Home Loan 2, transferred a portfolio of U.S. residential mortgage loans with a carrying value of $410 million to a newly formed special purpose vehicle. The transaction involved securitization of the transferred loans and the special purpose vehicle issued residential mortgage-backed securities. The residential mortgage-backed securities purchased by the Company from the special purpose vehicle are accounted for as non-affiliated securities and are valued and reported in accordance with the designation assigned by the NAIC Securities Valuation Office and SSAP 43 - Revised – Loan-Backed and Structured Securities.

In May 2017, the Company's wholly owned subsidiary, AIG Home Loan 2, LLC, transferred certain residential mortgage loans (RMLs) to the Company as a return of capital distribution. The RMLs were recorded by the Company in the amount of $1.5 billion, which was the loans' adjusted carrying value at the time of transfer. Prior to the transfer, the RMLs were indirectly owned by the Company through its investment in AIG Home Loan 2, LLC, which was reported on Schedule BA. After the transfer, the RMLs are directly owned by the Company and reported as Schedule B assets.

In February 2017, the Company purchased commercial mortgage loans from certain affiliated AIG domestic property casualty insurance companies for initial cash consideration totaling approximately $843 million, based on the outstanding principal balance of each loan, which was ultimately trued up to fair value based on underlying property appraisals and valuations.

In January and February 2017, the Company purchased investment grade private placement bonds from certain affiliated AIG domestic property casualty insurance companies, at fair market value, for cash consideration totaling approximately $425 million.

During 2016, the Company transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million as part of an

65

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

initiative to improve asset-liability management in AIG Parent's domestic life and property casualty insurance companies.

Financing Agreements

On January 1, 2015, the Company and certain of its affiliates entered into a revolving loan facility with AIG Parent, in which the Company and each such affiliate can borrow monies from AIG Parent subject to certain terms and conditions. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with the Company's maximum borrowing limit being $500 million.

At both December 31, 2019 and 2018, the Company did not have notes payable balance outstanding under this facility.

Investments in Subsidiary, Controlled and Affiliated

The following table presents information regarding the Company's investments in non-insurance SCA entities as of December 31, 2019:

			Admitted
	Gross	Non-admitted	Asset	Date of
(in millions)	Amount	Amount	Amount	NAIC Filing
AIG Inc	$6	$-	$6	June 25, 2019
AGLIC INVESTMENTS BERMUDA LTD.	392	-	392	February 6, 2019
AIG Direct - SER B	3	3	-	NA
AIG Direct - SER A	3	3	-	NA
AIG Direct - NON VOTING	1	1	-	NA
UG Corp COM	2	2	-	NA
AIG Home Loan 2, LLC	145	-	145	Not Applicable
SunAmerica Affordable Housing LLC	743	-	743	Not Applicable
SunAmerica Asset Management LLC	73	73	-	Not Applicable
Selkirk No. 1 Investments	14	-	14	Not Applicable
Selkirk No. 3A Investments	6	-	6	Not Applicable
AIGGRE U.S. Real Estate Fund II, LP	337	-	337	Not Applicable
AIGGRE U.S. Real Estate Fund III, LP	236	-	236	Not Applicable
AIGGRE Europe Real Estate Fund I S.C.SP	72	-	72	Not Applicable
AIGGRE U.S. Real Estate Fund I, LP	64	-	64	Not Applicable
AIGGRE Europe Real Estate Fund II LR Feeder, LLC	26	-	26	Not Applicable
Total	$2,123	$82	$2,041

Operating Agreements

The Company's short-term investments included investments in a Liquidity Pool, which are funds managed by an affiliate, AIG Capital Management Corporation, in the amount of $446 million and $261 million at December 31, 2019 and 2018, respectively.

Pursuant to service and expense agreements, AIG and affiliates provide, or cause to be provided, administrative, marketing, investment management, accounting, occupancy, and data processing services to the Company. The allocation of costs for services is based generally on estimated levels of usage, transactions or time incurred in providing the respective services. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. In all cases, billed amounts pursuant to these agreements do not exceed the cost to AIG or the affiliate providing the service. The Company was charged $88 million and $97 million, as part of the cost sharing expenses attributed to the Company but incurred by AIG and affiliates in 2019 and 2018, respectively. The Company is also party to several other service and/or cost sharing agreements with its affiliates. The Company was charged $86 million, $106 million and $114 million

66

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

under such agreements for expenses attributed to the Company but incurred by affiliates in 2019, 2018 and 2017, respectively.

Pursuant to an amended and restated investment advisory agreement, the majority of the Company's invested assets are managed by an affiliate. The investment management fees incurred were $111 million in 2019 and $104 million in 2018 and 2017, respectively.

The majority of the Company's Swap agreements are entered into with an affiliated counterparty, AIG Markets, Inc. (See Note 7).

Other

The Company engages in structured settlement transactions, certain of which involve affiliated property and casualty insurance companies that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity issued by the Company for the ultimate benefit of the claimant. In certain structured settlement arrangements, the affiliated property and casualty insurance company remains contingently liable for the payments to the claimant.

22. SUBSEQUENT EVENTS

Management considers events or transactions that occur after the reporting date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. The Company has evaluated subsequent events through April 22, 2020, the date the financial statements were issued.

In March 2020, the outbreak of COVID-19 caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization. The Coronavirus outbreak has resulted in increased economic uncertainty and volatility in both the debt and equity markets. Sufficient information is not available to adequately evaluate the short- term or long-term financial impact to the Company, however these economic conditions may adversely impact the Company's business operations and future financial condition.

67

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

23. LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS AND STRUCTURED NOTES HOLDINGS

LBaSS

The following table presents the LBaSS held by the Company at December 31, 2019 for which it had recognized non-interest related OTTI subsequent to the adoption of SSAP 43R:

(in thousands)
						Date of
						Financial
	Amortized Cost	Present Value of				Statement
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Where
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Reported
81744AAA6	$831	$821	$10	$821	$823	03/31/2019
05952DAB4	3,050	3,003	47	3,003	2,985	03/31/2019
92977TAE2	2,498	2,327	171	2,327	2,467	03/31/2019
93364AAB8	4,700	4,687	13	4,687	4,695	03/31/2019
36185NG87	210	205	5	205	176	03/31/2019
12489WQX5	14,928	14,782	146	14,782	14,559	03/31/2019
68389FHT4	4,782	4,739	43	4,739	4,735	03/31/2019
04542BGW6	562	558	4	558	544	03/31/2019
12489WHZ0	559	555	4	555	552	03/31/2019
81375WAL0	657	652	5	652	651	03/31/2019
161546HM1	10,070	9,325	745	9,325	9,474	03/31/2019
93934FGB2	4,932	4,822	110	4,822	4,924	03/31/2019
125439AA7	9,108	8,993	115	8,993	8,922	03/31/2019
07384YPN0	554	489	65	489	499	03/31/2019
92922FEC8	1,441	1,425	16	1,425	1,432	03/31/2019
07384MG71	2,766	2,731	35	2,731	2,763	03/31/2019
04541GTN2	8,340	8,276	64	8,276	8,238	03/31/2019
45254NEJ2	655	653	2	653	654	03/31/2019
466247CP6	2,017	1,978	39	1,978	2,016	03/31/2019
45254NJN8	334	329	5	329	325	03/31/2019
576433QT6	2,962	2,927	35	2,927	2,949	03/31/2019
5899297K8	7,256	7,195	61	7,195	7,156	03/31/2019
466247PE7	7,015	6,861	154	6,861	7,000	03/31/2019
74978AAE0	5,211	5,091	120	5,091	5,139	03/31/2019
84751PBK4	2,554	2,524	30	2,524	2,498	03/31/2019
466247DF7	1,541	1,507	34	1,507	1,539	03/31/2019
04541GTM4	2,313	2,308	5	2,308	2,306	03/31/2019
126671Z58	1,681	1,670	11	1,670	1,665	03/31/2019
126673XD9	5,442	5,314	128	5,314	5,391	03/31/2019
16165TBB8	3,676	3,535	141	3,535	3,645	03/31/2019
69371VBG1	1,593	1,589	4	1,589	1,557	03/31/2019
57645TAA5	4,638	4,623	15	4,623	4,632	03/31/2019
94986DAA0	1,779	1,741	38	1,741	1,774	03/31/2019
05946X3A9	2,581	2,441	140	2,441	2,576	03/31/2019
1266714M5	3,646	3,630	16	3,630	3,622	03/31/2019
576434C36	208	106	102	106	171	03/31/2019
92990GAA1	1,357	1,328	29	1,328	1,337	03/31/2019
45670BAL3	4,492	4,441	51	4,441	4,429	03/31/2019
161546EK8	2,370	2,358	12	2,358	2,361	03/31/2019
84751PBL2	251	250	1	250	246	03/31/2019
466247EC3	1,036	1,013	23	1,013	919	03/31/2019
43739EBC0	1,981	1,972	9	1,972	1,896	03/31/2019
94984MAB0	1,968	1,921	47	1,921	1,957	03/31/2019
12559QAG7	36,353	35,868	485	35,868	36,305	03/31/2019
94980PAL5	332	327	5	327	317	03/31/2019
			68

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
						Date of
						Financial
	Amortized Cost	Present Value of				Statement
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Where
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Reported
949768AU9	$931	$918	$13	$918	$853	03/31/2019
949769AJ2	496	489	7	489	473	03/31/2019
32027NGD7	648	631	17	631	626	03/31/2019
45254NJP3	160	157	3	157	154	03/31/2019
46629PAQ1	10,000	9,506	494	9,506	9,237	03/31/2019
939355AD5	24,148	23,240	908	23,240	23,067	03/31/2019
94979UAM5	152	140	12	140	79	03/31/2019
5899296S2	424	420	4	420	363	03/31/2019
94979XAC1	346	339	7	339	291	03/31/2019
59020UEZ4	1,394	1,381	13	1,381	1,180	03/31/2019
94979UAL7	1,451	1,435	16	1,435	1,240	03/31/2019
466247BW2	424	419	5	419	355	03/31/2019
25157GBB7	18,567	18,316	251	18,316	16,232	03/31/2019
073868AA9	2,159	2,116	43	2,116	2,011	03/31/2019
949808BD0	1,861	1,840	21	1,840	1,588	03/31/2019
94981XAF0	657	649	8	649	614	03/31/2019
466247BE2	492	482	10	482	462	03/31/2019
22546BAH3	4,928	3,184	1,744	3,184	3,467	03/31/2019
94984GAD9	946	936	10	936	937	03/31/2019
59020UAY1	455	411	44	411	401	03/31/2019
31359UPW9	656	655	1	655	591	03/31/2019
94981VAP2	1,348	1,318	30	1,318	1,181	03/31/2019
22541QR79	2,687	2,674	13	2,674	2,395	03/31/2019
5899296T0	202	199	3	199	176	03/31/2019
12628LAE0	4,841	4,787	54	4,787	4,419	03/31/2019
94986QAA1	26,070	25,666	404	25,666	24,191	03/31/2019
36242DYH0	665	634	31	634	658	03/31/2019
Quarterly Total	$284,338	$276,832	$7,506	$276,832	$272,062
161546EK8	$2,355	$2,344	$11	$2,344	$2,350	06/30/2019
84751PBL2	222	222	-	222	220	06/30/2019
466247EC3	955	920	35	920	900	06/30/2019
43739EBC0	1,949	1,946	3	1,946	1,899	06/30/2019
94984MAB0	1,738	1,665	73	1,665	1,737	06/30/2019
12559QAG7	13,805	13,458	347	13,458	13,752	06/30/2019
94980PAL5	322	314	8	314	317	06/30/2019
949768AU9	822	803	19	803	781	06/30/2019
949769AJ2	478	467	11	467	477	06/30/2019
32027NGD7	341	331	10	331	337	06/30/2019
45254NJP3	134	132	2	132	134	06/30/2019
46629PAQ1	7,743	6,313	1,430	6,313	7,512	06/30/2019
939355AD5	22,570	22,184	386	22,184	22,547	06/30/2019
94979UAM5	149	89	60	89	58	06/30/2019
46630GBD6	10,246	9,907	339	9,907	9,776	06/30/2019
36298NBA1	4,958	4,429	529	4,429	4,810	06/30/2019
74160MGT3	129	63	66	63	23	06/30/2019
17029RAA9	11,552	1	11,551	1	1	06/30/2019
74922RAH3	8,915	6,380	2,535	6,380	8,898	06/30/2019
264407AA5	7,118	6,448	670	6,448	6,901	06/30/2019
5899296S2	406	401	5	401	374	06/30/2019
94979XAC1	260	252	8	252	234	06/30/2019
59020UEZ4	1,332	1,313	19	1,313	1,163	06/30/2019
94979UAL7	1,308	1,298	10	1,298	1,141	06/30/2019
466247BW2	268	262	6	262	233	06/30/2019
			69

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
						Date of
						Financial
	Amortized Cost	Present Value of				Statement
	Before Current	Projected Cash	Recognized	Amortized Cost	Fair Value at	Where
CUSIP	Period OTTI	Flows	OTTI	After OTTI	Time of OTTI	Reported
25157GBB7	$17,765	$17,023	$742	$17,023	$15,606	06/30/2019
073868AA9	2,077	2,009	68	2,009	1,961	06/30/2019
949808BD0	1,774	1,735	39	1,735	1,552	06/30/2019
94981XAF0	581	573	8	573	556	06/30/2019
466247BE2	475	462	13	462	461	06/30/2019
22546BAH3	3,490	2,704	786	2,704	3,456	06/30/2019
31359UPW9	621	618	3	618	520	06/30/2019
05539TAQ8	108	108	-	108	93	06/30/2019
94981VAP2	1,261	1,227	34	1,227	1,152	06/30/2019
939336C92	745	712	33	712	704	06/30/2019
22541QR79	2,620	2,611	9	2,611	2,407	06/30/2019
5899296T0	197	194	3	194	163	06/30/2019
12669FTC7	2,193	1,708	485	1,708	2,050	06/30/2019
466247BF9	275	269	6	269	270	06/30/2019
362669AS2	1,023	978	45	978	989	06/30/2019
Quarterly Total	$135,280	$114,873	$20,407	$114,873	$118,515
12669DPR3	$401	$399	$2	$399	$387	09/30/2019
88522NAA1	5,853	5,794	59	5,794	5,839	09/30/2019
949789AA9	715	711	4	711	707	09/30/2019
362437AD7	5,477	3,224	2,253	3,224	5,305	09/30/2019
45660NS22	3,815	3,704	111	3,704	3,778	09/30/2019
5899295L8	389	381	8	381	388	09/30/2019
59020UFA8	432	394	38	394	413	09/30/2019
02150WAB9	45	43	2	43	44	09/30/2019
5899296S2	366	362	4	362	347	09/30/2019
94979XAC1	225	220	5	220	215	09/30/2019
59020UEZ4	1,204	1,191	13	1,191	1,089	09/30/2019
94979UAL7	1,152	1,143	9	1,143	1,022	09/30/2019
466247BW2	217	214	3	214	198	09/30/2019
25157GBB7	16,528	15,727	801	15,727	15,455	09/30/2019
073868AA9	11,789	10,174	1,615	10,174	11,697	09/30/2019
949808BD0	1,607	1,587	20	1,587	1,456	09/30/2019
94981XAF0	543	535	8	535	529	09/30/2019
466247BE2	456	445	11	445	456	09/30/2019
94981VAP2	1,195	1,160	35	1,160	1,132	09/30/2019
22541QR79	2,570	2,563	7	2,563	2,380	09/30/2019
5899296T0	183	179	4	179	157	09/30/2019
02149QAA8	19,916	19,350	566	19,350	19,479	09/30/2019
94986QAA1	23,043	22,429	614	22,429	21,755	09/30/2019
05948XTP6	206	201	5	201	183	09/30/2019
36242DYH0	582	554	28	554	542	09/30/2019
Quarterly Total	$98,909	$92,684	$6,225	$92,684	$94,953
22546BAH3	$2,772	$2,046	$726	$2,046	$2,738	12/31/2019
26545QAQ2	4,063	3,191	872	3,191	6,172	12/31/2019
126694H27	549	534	15	534	542	12/31/2019
94984GAD9	740	738	2	738	736	12/31/2019
59020UAY1	331	328	3	328	313	12/31/2019
761118MA3	3,525	3,493	32	3,493	3,404	12/31/2019
45660L6N4	5,713	5,607	106	5,607	4,958	12/31/2019
31359UPW9	553	476	77	476	407	12/31/2019
05539TAQ8	104	104	-	104	92	12/31/2019
07383UGB5	4,799	4,664	135	4,664	4,784	12/31/2019
94981VAP2	1,101	1,047	54	1,047	1,093	12/31/2019
			70

AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS (Continued)

(in thousands)
						Date of
	Amortized Cost	Present Value of				Financial
	Before Current	Projected Cash		Amortized Cost	Fair Value at	Statement
CUSIP	Period OTTI	Flows	Recognized OTTI	After OTTI	Time of OTTI	Where Reported
161546HD1	$1,510	$1,479	$31	$1,479	$1,499	12/31/2019
2254W0JD8	1,049	660	389	660	434	12/31/2019
073879CD8	1,404	1,402	2	1,402	1,425	12/31/2019
939336C92	676	665	11	665	654	12/31/2019
22541QR79	2,515	2,507	8	2,507	2,324	12/31/2019
5899296T0	176	173	3	173	155	12/31/2019
12669FTC7	1,532	1,513	19	1,513	1,527	12/31/2019
02149QAA8	18,638	18,008	630	18,008	18,012	12/31/2019
12668BKA0	4,206	4,054	152	4,054	3,993	12/31/2019
12628LAE0	4,259	4,252	7	4,252	3,712	12/31/2019
761118WQ7	5,594	5,454	140	5,454	5,542	12/31/2019
12669GXQ9	12,571	12,529	42	12,529	12,238	12/31/2019
94986QAA1	21,296	19,585	1,711	19,585	19,655	12/31/2019
61749BAF0	5,982	5,944	38	5,944	5,869	12/31/2019
21075WBX2	146	21	125	21	91	12/31/2019
466247BF9	263	262	1	262	263	12/31/2019
05948XTP6	205	172	33	172	179	12/31/2019
362669AS2	914	827	87	827	872	12/31/2019
12667FM77	6,865	6,777	88	6,777	6,836	12/31/2019
36242DYH0	555	549	6	549	542	12/31/2019
69374XBS8	196	196	-	196	187	12/31/2019
69374XBQ2	710	694	16	694	671	12/31/2019
69375BBQ9	712	706	6	706	686	12/31/2019
Quarterly Total	$116,224	$110,657	$5,567	$110,657	$112,605
		Year-end total	$39,705

None of the structured notes held by the Company are defined as a Mortgage-Referenced Security by the IAO.

71

Supplemental Information

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

(in millions)	December 31, 2019
Investment income earned:
Government bonds	$65
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	4,884
Bonds of affiliates	-
Preferred stocks (unaffiliated)	15
Common stocks (unaffiliated)	6
Common stocks of affiliates	29
Cash and short-term investments	58
Mortgage loans	867
Real estate	47
Contract loans	80
Other invested assets	243
Derivative instruments	60
Miscellaneous income	5
Gross investment income	$6,359
Real estate owned - book value less encumbrances	$184
Mortgage loans - book value:
Commercial mortgages	$19,952
Residential mortgages	1,423
Mezzanine loans	193
Affiliated commercial mortgages	74
Total mortgage loans	$21,642
Mortgage loans by standing - book value:
Good standing	$21,456
Good standing with restructured terms	185
Interest overdue more than 90 days, not in foreclosure	1
Total mortgage loans	$21,642
Partnerships - statement value	$4,820
Bonds and stocks of parents, subsidiaries and affiliates - statement value:
Bonds	$-
Common stocks	398
Bonds and short-term investments by class and maturity:
Bonds and short-term investments by maturity - statement value:
Due within one year or less	$7,517
Over 1 year through 5 years	22,961
Over 5 years through 10 years	24,521
Over 10 years through 20 years	14,837
Over 20 years	29,713
Total maturity	$99,549
Bonds and short-term investments by class - statement value:
Class 1	$57,832
Class 2	35,257
Class 3	3,606
Class 4	2,313
Class 5	381
Class 6	160
Total by class	$99,549
Total bonds and short-term investments publicly traded	$61,482
Total bonds and short-term investments privately placed	38,067
Preferred stocks - statement value	$299
Common stocks - market value	669
Short-term investments - book value	511
Options, caps and floors owned - statement value	574
Collar, swap and forward agreements open - statement value	(171)
Futures contracts open - current value	(4)
Cash on deposit	(161)

73

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES (Continued)

(in millions)	December 31, 2019
Life insurance in-force:
Industrial	$780
Ordinary	78,316
Group	4,298
Amount of accidental death insurance in-force under ordinary policies	5,030,743
Life insurance policies with disability provisions in-force:
Industrial	210
Ordinary	35,509
Group life	35
Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	775
Income payable	415
Ordinary - involving life contingencies:
Amount on deposit	230
Income payable	81
Group - not involving life contingencies:
Amount on deposit	1
Annuities:
Ordinary:
Immediate - amount of income payable	$1,383
Deferred, fully paid - account balance	53,881
Deferred, not fully paid - account balance	33,594
Group:
Amount of income payable	449
Fully paid - account balance	602
Not fully paid - account balance	21,278
Accident and health insurance - premiums in-force:
Other	$93
Group	1
Credit	-
Deposit funds and dividend accumulations:
Deposit funds - account balance	$6,650
Dividend accumulations - account balance	557
Claim payments in 2019:
Group accident & health:
2019	$97
2018	466
2017	11,021
2016	30,182
2015	61,211
Prior	32,053
Other accident & health:
2019	9,097
2018	(20,139)
2017	27,063
2016	62,356
2015	72,904
Prior	80,767

74

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

DECEMBER 31, 2019

(in millions)

1. The Company's total admitted assets as of December 31, 2019 are $192.3 billion.

The Company's total admitted assets, excluding separate accounts, as of December 31, 2019 are $134.8 billion.

2.Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the IAO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, and (iii) policy loans:

				Percentage of
				Total Admitted
	Issuer	Description of Exposure	Amount	Assets
a.	SUNAMERICA AFFORDABLE HOUSING
	LLC	OTHER INVESTED ASSETS	$743	0.60%
b.	Senior Direct Lending Program LLC	BONDS	717	0.50
c.	Microsoft Corporation	BONDS	582	0.40
d.	Duke Energy Corporation	BONDS	524	0.40
e.	Comcast Corporation	BONDS	519	0.40
f.	AT&T Inc.	BONDS	491	0.40
g.	Oracle Corporation	BONDS	461	0.30
h.	CVS Health Corporation	BONDS	452	0.30
i.	American Electric Power Company, Inc.	BONDS	427	0.30
j.	Verizon Communications Inc.	BONDS	421	0.30

3. The Company's total admitted assets held in bonds and preferred stocks, by NAIC rating, are:

Bonds and Short-Term Investments				Preferred Stocks
		Percentage of			Percentage of
		Total Admitted		Total Admitted
NAIC Rating	Amount	Assets	NAIC Rating	Amount	Assets
NAIC - 1	$57,832	42.90%	P/RP - 1	$105	0.10%
NAIC - 2	35,257	26.20	P/RP - 2	113	0.10
NAIC - 3	3,606	2.70	P/RP - 3	-	-
NAIC - 4	2,313	1.70	P/RP - 4	-	-
NAIC - 5	381	0.30	P/RP - 5	80	0.10
NAIC - 6	160	0.10	P/RP - 6	-	-
4. Assets held in foreign investments:

					Percentage
					of Total
					Admitted
				Amount	Assets
a. Total admitted assets held in foreign investments				$24,917	18.50%
b. Foreign currency denominated investments				8,321	6.20
c. Insurance liabilities denominated in that same foreign currency				-	-

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1		$21,970	16.30%
b.	Countries rated NAIC - 2	2,147	1.60
c.	Countries rated NAIC - 3 or below	800	0.60

75

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

6. Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1
	Country 1: United Kingdom	$7,551	5.60%
	Country 2: Cayman Islands	2,500	1.90
b. Countries rated NAIC - 2
	Country 1: Mexico	500	0.40
	Country 2: Panama	342	0.30
c. Countries rated NAIC - 3 or below
	Country 1: Turkey	121	0.10
	Country 2: South Africa	73	0.10
7. Aggregate unhedged foreign currency exposure:

			Percentage
			of Total
			Admitted
		Amount	Assets
Aggregate unhedged foreign currency exposure		$8,321	6.20%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. Countries rated NAIC - 1		$8,307	6.20%
b.	Countries rated NAIC - 2	5	-
c.	Countries rated NAIC - 3 or below	9	-

9.Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

		Percentage
		of Total
		Admitted
	Amount	Assets
a. Countries rated NAIC - 1
Country 1: United Kingdom	$4,795	3.60%
Country 2: Ireland	1,144	0.80
b. Countries rated NAIC - 2
Country 1: Peru	3	-
Country 2: Mexico	2	-
c. Countries rated NAIC - 3 or below
Country 1: Turkey	5	-
Country 2: South Africa	2	-

76

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Percentage
of Total
Admitted
NAIC Rating	Amount	Assets
		COMMERCIAL
		MORTGAGE
a. Bailey		LOAN	$406	0.30%
		COMMERCIAL
		MORTGAGE
b. Copenhagen - FloatAGL		LOAN	326	0.20
		COMMERCIAL
		MORTGAGE
c.	Project Chapter	LOAN	275	0.20
d. Usil Finance Designated Activity Company		NAIC 1	266	0.20
		COMMERCIAL
		MORTGAGE
e. Berry202		LOAN	263	0.20
		COMMERCIAL
		MORTGAGE
f.	Condor20310830	LOAN	263	0.20
g.	Telefonica, S.A.	NAIC 2	245	0.20
h. AstraZeneca PLC		NAIC 2	236	0.20
		COMMERCIAL
		MORTGAGE
i.	White	LOAN	235	0.20
j.	Royal Dutch Shell plc	NAIC 1	234	0.20

11.Assets held in Canadian investments are less than 2.5% of the reporting entity's total admitted assets.

12.Assets held in investments with contractual sales restrictions are less than 2.5 percent of the Company's total admitted assets.

13.The Company's admitted assets held in the ten largest equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class

1) are:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. SUNAMERICA AFFORDABLE HOUSING LLC		$743	0.60%
b. AIGGRE U.S. Real Estate Fund II LP		337	0.20
c.	AIGGRE U.S. Real Estate Fund III LP	236	0.20
d.	MS Term Facility	189	0.10
e.	Carlyle Alternative Opportunities Fund L.P.	169	0.10
f.	Teachers Insurance and Annuity Association of America	149	0.10
g.	AIG Home Loan 2 LLC	145	0.10
h.	Think Investments Fund LP	144	0.10
i.	Federal Home Loan Banks	143	0.10
j.	Massachusetts Mutual Life Insurance Company	135	0.10

77

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

14. Assets held in nonaffiliated, privately placed equities:

			Percentage
			of Total
			Admitted
		Amount	Assets
Aggregate statement value of investment held in nonaffiliated, privately placed equities:		$3,228	2.40%
Largest three investments held in nonaffiliated, privately placed equities:
a. MS Term Facility		$189	0.10
b.	Carlyle Alternative Opportunities Fund L.P.	169	0.10
c.	Think Investments Fund LP	144	0.10

Ten largest fund managers:

		Total			Non-
	Fund Manager	Invested		Diversified	diversified
a. AIG Global Real Estate Investment Corp		$928	$	- $	928
b. SUNAMERICA INVESTMENT, INC.		816		-	816
c.	Carlyle Group	502		502	-
d.	AIG Home Loan	145		-	145
e.	Think Investments LLC	144		144	-
f.	Tiger Global Management, LLC	102		102	-
g.	Pentwater Capital Management LP	86		86	-
h.	Manikay Partners LLC	78		78	-
i.	HPS Investment Partners, LLC	62		62	-
j.	Wellington Hedge Management	52		52	-

15.Assets held in general partnership interests are less than 2.5 percent of the Company's total admitted assets.

16.Mortgage loans reported in Schedule B, include the following ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

			Percentage
			of Total
			Admitted
		Amount	Assets
a. COMMERCIAL MORTGAGE LOAN, Loan No. 5555094, GBR		$411	0.30%
b. COMMERCIAL MORTGAGE LOAN, Loan No. 8002341, NY		366	0.30
c. COMMERCIAL MORTGAGE LOAN, Loan No. 5555180, DK		330	0.20
d. COMMERCIAL MORTGAGE LOAN, Loan No. 5555143, GBR		277	0.20
e. COMMERCIAL MORTGAGE LOAN, Loan No. 5555161, GBR		266	0.20
f.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555184, GBR	265	0.20
g.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002507, NY	260	0.20
h.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555093, IRL	238	0.20
i.	COMMERCIAL MORTGAGE LOAN, Loan No. 8002711, NJ	232	0.20
j.	COMMERCIAL MORTGAGE LOAN, Loan No. 5555187, GBR	230	0.20

78

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

			Percentage of
			Total Admitted
		Amount	Assets
a.	Construction loans	$1,157	0.90%
b.	Mortgage loans over 90 days past due	-	-
c.	Mortgage loans in the process of foreclosure	-	-
d.	Mortgage loans foreclosed	-	-
e.	Restructured mortgage loans	185	0.10

17.Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
		Percentage		Percentage		Percentage
		of Total		of Total		of Total
		Admitted		Admitted		Admitted
Loan-to-Value	Amount	Assets	Amount	Assets	Amount	Assets
a.	above 95%	$-	- % $	45	- % $	-	- %
b.	91% to 95%	1	-	-	-	-	-
c.	81% to 90%	135	0.10	180	0.10	-	-
d.	71% to 80%	441	0.30	463	0.30	-	-
e.	below 70%	845	0.60	19,336	14.30	-	-

18.Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5 percent of the Company's total admitted assets.

19.Assets held in mezzanine real estate loans are less than 2.5 percent of the Company's total admitted assets.

20.The Company's total admitted assets subject to the following types of agreements as of the following dates:

Unaudited At End of Each Quarter
		At Year-End			1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets		Amount	Amount	Amount
a.	Securities lending (do not include assets
	held as collateral for such transactions)	$1,210	0.90	% $	571	$912	$1,155
b.	Repurchase agreements	139	0.10		69	240	132
c.	Reverse repurchase agreements	-	-		-	-	-
d.	Dollar repurchase agreements	-	-		-	-	-
e.	Dollar reverse repurchase agreements	-	-		-	-	-

79

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES (CONTINUED) DECEMBER 31, 2019

(in millions)

21.The Company's potential exposure to warrants not attached to other financial instruments, options, caps, and floors:

Owned		Written
	Percentage		Percentage
	of Total		of Total
	Admitted		Admitted
Amount	Assets	Amount	Assets
a.	Hedging	$-	- % $	-	- %
b.	Income generation	-	-	-	-
c.	Other	-	-	-	-

22.The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets	Amount	Amount	Amount
a.	Hedging	$628	0.50% $	492	$527	$595
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

23.The Company's potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts as of the following dates:

Unaudited At End of Each Quarter
		At Year-End		1st Quarter	2nd Quarter	3rd Quarter
Percentage
of Total
Admitted
		Amount	Assets	Amount	Amount	Amount
a.	Hedging	$96	0.10% $	92	$121	$103
b.	Income generation	-	-	-	-	-
c.	Replications	-	-	-	-	-
d.	Other	-	-	-	-	-

80

AMERICAN GENERAL LIFE INSURANCE COMPANY

SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE

DECEMBER 31, 2019

(in millions)	Gross Investment Holdings			Admitted Assets as Reported in the Annual Statement
						Securities
						Lending
						Reinvested
						Collateral	Total
Investment Categories	Amount	Percentage		Amount		Amount	Amount	Percentage
Bonds:
U.S. governments	$2,389	1.8	% $	2,389	$	- $	2,389	1.8%
All other governments	3,044	2.3		3,044		-	3,044	2.3
U.S. states, territories and possessions, etc. guaranteed	397	0.3		397		-	397	0.3
U.S. political subdivisions of states, territories,
and possessions, guaranteed	336	0.3		336		-	336	0.3
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	7,859	6.0		7,859		-	7,859	6.0
Industrial and miscellaneous	81,146	62.3		81,146		-	81,146	62.3
Hybrid securities	722	0.6		722		-	722	0.6
Parent, subsidiaries and affiliates	-	-		-		-	-	-
SVO identified funds	-	-		-		-	-	-
Unaffiliated Bank loans	3,095	2.4		3,095		-	3,095	2.4
Total long-term bonds	98,988	76.0		98,988		-	98,988	76.0
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	299	0.2		299		-	299	0.2
Parent, subsidiaries and affiliates	-	-		-		-	-	-
Total preferred stocks	299	0.2		299		-	299	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	92	0.1		92		-	92	0.1
Industrial and miscellaneous Other (Unaffiliated)	143	0.1		143		-	143	0.1
Parent, subsidiaries and affiliates Publicly traded	6	-		6		-	6	-
Parent, subsidiaries and affiliates Other	392	0.3		392		-	392	0.3
Mutual funds	36	-		36		-	36	-
Unit investment trusts	-	-		-		-	-	-
Closed-end funds	-	-		-		-	-	-
Total common stocks	669	0.5		669		-	669	0.5
Mortgage loans:
Farm mortgages	-	-		-		-	-	-
Residential mortgages	1,422	1.1		1,422		-	1,422	1.1
Commercial mortgages	19,849	15.2		19,849		-	19,849	15.2
Mezzanine real estate loans	174	0.1		174		-	174	0.1
Total mortgage loans	21,445	16.4		21,445		-	21,445	16.4
Real estate:
Properties occupied by company	63	-		63		-	63	-
Properties held for production of income	121	0.1		121		-	121	0.1
Properties held for sale	1	-		1		-	1	-
Total real estate	185	0.1		185		-	185	0.1
Cash, cash equivalents and short-term investments:
Cash	(161)	(0.1)		(161)		767	606	0.5
Cash equivalents	96	0.1		96		516	612	0.5
Short-term investments	511	0.4		511		-	511	0.4
Total cash, cash equivalents and short-term investments	446	0.4		446		1,283	1,729	1.4
Contract loans	1,264	1.0		1,264		-	1,264	1.0
Derivatives	625	0.5		625		-	625	0.5
Other invested assets	4,820	3.8		4,820		-	4,820	3.7
Receivables for securities	109	0.1		109		-	109	0.1
Securities Lending	1,283	1.0		1,283		XXX	XXX	XXX
Other invested assets	31	-		31		-	31	-
Total invested assets	$130,164	100.0	% $	130,164		$1,283	$130,164	100%

81

Part C — Other Information
Item 24.     Financial Statements and Exhibits
(a)   Financial Statements
The following financial statements are included in Part B of this Registration Statement:
•	The Audited Financial Statements of Variable Separate Account of American General Life Insurance Company as of December 31, 2019 and for each of the two years in the period ended December 31, 2019.
•	The Audited Statutory Financial Statements of American General Life Insurance Company as of December 31, 2019 and December 31, 2018 and for each of the three years in the period ended December 31, 2019.
(b)   Exhibits
Exhibit Number	Description	Location
(1)	Resolution Establishing Separate Account	Incorporated by reference to Initial Registration Statement, File Nos. 333-25473 and 811-03859, filed on April 18, 1997, Accession No. 0000950148-97-000989.
(2)	Form of Custody Agreements	Not Applicable
(3)(a)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(3)(b)	Selling Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(4)(a)	AGL Variable Annuity Contract (AG-803 (7/13))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(b)	AGL Contract Data Page (AG-805-DP (1/16))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(c)	AGL Withdrawal Charge Waiver Endorsement (AGE-8038 (1/16))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(d)	AGL Return of Purchase Payment Death Benefit Endorsement (AGE-8022 (8/16))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 12, File Nos. 333-185762 and 811-03859, filed April 26, 2017, Accession No. 0001193125-17-138989.
(4)(e)	AGL Maximum Anniversary Value Optional Death Benefit Endorsement (AGE-8023 (8/16))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 12, File Nos. 333-185762 and 811-03859, filed April 26, 2017, Accession No. 0001193125-17-138989.
(4)(f)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus) (AGE-6248 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185762 and 811-03859, filed on December 15, 2016, Accession No. 0001193125-16-794181.
(4)(g)	AGL Optional Guaranteed Living Benefit Endorsement (Daily) (AGE-8036 (12/16))	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 12, File Nos. 333-185762 and 811-03859, filed April 26, 2017, Accession No. 0001193125-17-138989.
(4)(h)	AGL Optional Return of Purchase Payment Death Benefit Rider (AGE-8022 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.

Exhibit Number	Description	Location
(4)(i)	AGL Optional Maximum Anniversary Value Death Benefit Rider (AGE-8023 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(4)(j)	AGL Optional Guaranteed Lifetime Income Rider (AGE-8060 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(4)(k)	AGL Optional Guaranteed Lifetime Income Rider (AGE-8075 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(4)(l)	AGL IRA Endorsement (AGE-6171 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(m)	AGL Roth IRA Endorsement (AGE-6172 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(n)	AGL IRA SEP Endorsement (AGE-6173 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(o)	AGL State Deferred Compensation Plan Endorsement (AGE-6066 (12/15)	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(p)	AGL Pension and Profit Sharing Plan Endorsement (AGE-6067 (12/15)	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(4)(q)	AGL Extended Legacy Program Guide	Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-198223 and 811-03859, filed April 30, 2015, Accession No. 0001193125-15-161094.
(4)(r)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus) (AGE-8042 (4/16))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 4, File Nos. 333-213338 and 811-03859, filed April 27, 2017, Accession No. 0001193125-17-139875.
(4)(s)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus Daily) (AGE-8043 (12/16))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 4, File Nos. 333-213338 and 811-03859, filed April 27, 2017, Accession No. 0001193125-17-139875.
(5)	Application for Contract
(5)(a)	AGL Annuity Application (AGA-580 (10/16))	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-223017 and 811-03859, filed on April 27, 2018, Accession No. 0001193125-18-139351.
(6)	Corporate Documents of Depositor
(6)(a)	Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991 (P)	Incorporated by reference to Initial Form Registration Statement, File No. 033-43390 of American General Life Insurance Company Separate Account D, filed on October 16, 1991.
(6)(b)	Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995	Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement, File No. 333-53909, of American General Life Insurance Company Separate Account VL-R, filed on August 19, 1998, Accession No. 0000899243-98-001661.

Exhibit Number	Description	Location
(6)(c)	Bylaws of American General Life Insurance Company, restated as of June 8, 2005	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561, of American General Life Insurance Company Separate Account VL-R, filed on August 12, 2005, Accession No. 0001193125-05-165474.
(7)	Reinsurance Contract	Not Applicable
(8)	Material Contracts
(8)(a)	Anchor Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(8)(b)	SunAmerica Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(8)(c)	American Funds Insurance Series and SunAmerica Series Trust Master-Feeder Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-137892 and 811-03859, filed on April 26, 2007, Accession No. 0000950148-07-000101.
(8)(d)	Seasons Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(8)(e)(1)	Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 Form N-6 Registration Statement, Filed No. 333-90787, filed on December 19, 2003, Accession No. 0001193125-03-097054.
(8)(e)(2)	Amendments to the Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed December 14, 2016, Accession No. 0001193125-16-793053.
(8)(f)	Letters of Consent to the Assignment of the Fund Participation Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(9)	Opinion of Counsel and Consent of Depositor	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-223017 and 811-03859, filed on April 27, 2018, Accession No. 0001193125-18-139351.
(10)	Consent	Filed Herewith
(11)	Financial Statements Omitted from Item 23	Not Applicable
(12)	Initial Capitalization Agreement	Not Applicable
(13)	Other
(13)(a)	Power of Attorney — American General Life Insurance Company Directors	Filed Herewith

Item 25.     Directors and Officers of the Depositor
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
KEVIN T. HOGAN (1)	Director, Chairman, Chief Executive Officer, and President
KATHERINE A. ANDERSON	Director, Senior Vice President and Chief Risk Officer
THOMAS J. DIEMER	Director, Executive Vice President and Chief Financial Officer
TERRI N. FIEDLER	Director, Senior Vice President and Chief Distribution Officer
MICHAEL P. HARWOOD	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
JONATHAN J. NOVAK (2)	Director and Chief Executive Officer, Institutional Markets
TODD P. SOLASH (3)	Director and Chief Executive Officer, Individual Retirement
ADAM C. WINSLOW (4)	Director and Chief Executive Officer, Life Insurance
James Bracken (1)	Executive Vice President, Head of Legacy Portfolio
Evelyn Curran	Executive Vice President
Gabriel A. Lopez (3)	Senior Vice President, Individual Retirement Operations
Bryan A. Pinsky (3)	Senior Vice President, Individual Retirement Products
Sabyasachi Ray (1)	Senior Vice President and Chief Operating Officer
Christine A. Nixon (3)	Senior Vice President
Christopher V. Muchmore (3)	Senior Vice President, Market Risk Management
Kyle L. Jennings	Senior Vice President and Chief Compliance Officer
William C. Kolbert (5)	Senior Vice President and Business Information Officer
Sai P. Raman (5)	Senior Vice President, Institutional Markets
Timothy M. Heslin (6)	Senior Vice President and Chief Life Product and Underwriting Officer
CRAIG A. ANDERSON	Senior Vice President and Life Controller
Justin J.W. Caulfield (1)	Vice President and Treasurer
Mallary L. Reznik (3)	Vice President, General Counsel and Assistant Secretary
Julie Cotton Hearne	Vice President and Secretary
Mark A. Peterson (6)	Vice President, Distribution
Leo W. Grace	Vice President, Product Filing
Tracey E. Harris	Vice President, Product Filing
Christina M. Haley (3)	Vice President, Product Filing
Mary M. Newitt (3)	Vice President, Product Filing
Daniel R. Cricks	Vice President and Tax Officer
Stephen G. Lunanuova (7)	Vice President and Tax Officer
Barbara J. Moore	Vice President and Tax Officer
T. Clay Spires	Vice President and Tax Officer
Michael E. Treske (3)	Vice President, Distribution
Frank Kophamel	Vice President and Appointed Actuary
Michelle D. Campion (8)	Vice President
Jeffrey S. Flinn	Vice President
Jennifer N. Miller (8)	Vice President
Manda Ghaferi (3)	Vice President
Stewart R. Polakov (3)	Vice President
Thomas A. Musante (8)	Vice President
William L. Mask	Vice President
Edward P. Voit (9)	Vice President
Amanda K. Ouslander	Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart	Vice President and Assistant Life Controller
Jennifer A. Roth (3)	Vice President, 38a-1 Compliance Officer
David J. Kumatz (6)	Assistant Secretary
Virginia N. Puzon (3)	Assistant Secretary
Rosemary Foster	Assistant Secretary

Names, Positions and Offices Held with Depositor
Marjorie D. Washington	Assistant Secretary
Grace D. Harvey	Illustration Actuary
Laszlo Kulin (7)	Investment Tax Officer
Alireza Vaseghi (1)	Managing Director and Chief Operating Officer, Institutional Markets
Melissa H. Cozart	Privacy Officer

(1)	175 Water Street, New York, NY 10038
(2)	10880 Wilshire Blvd. Suite 1101, Los Angeles, CA 90024
(3)	21650 Oxnard Street, Woodland Hills, CA 91367
(4)	58 Fenchurch Street, London, United Kingdom, EC3M 4AB
(5)	50 Danbury Road, Wilton, CT 06897
(6)	340 Seven Springs Way, Brentwood, TN, 32027
(7)	80 Pine Street, New York, NY 10005
(8)	777 S. Figueroa Street, Los Angeles, CA 90017
(9)	301 Grant Street, Pittsburgh, PA, 15219
Item 26.     Persons Controlled By or Under Common Control with Depositor or Registrant
The Registrant is a separate account of American General Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.’s Form 10-K, SEC File No. 001-08787, Accession No. 0001104659-20-023889, filed on February 21, 2020. Exhibit 21 is incorporated herein by reference.
Item 27.     Number of Contract Owners
As of March 30, 2020, the number of Polaris Advisory contracts funded by Variable Separate Account was 91 of which 59 were qualified contracts and 32 were non-qualified contracts.
Item 28.     Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
American General Life Insurance Company
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 29.     Principal Underwriter
(a)   AIG Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B
The Variable Annuity Life Insurance Company
Separate Account A
(b)   Directors, Officers and principal place of business:
Officer/Directors*	Position
Terri N. Fiedler(1)	Director, Senior Vice President and Chief Distribution Officer
James T. Nichols(2)	Director, President and Chief Executive Officer
Todd P. Solash	Director
Frank Curran(2)	Vice President, Chief Financial Officer, Chief Operating Officer, Controller and Treasurer
Michael Fortey(1)	Chief Compliance Officer
John Thomas Genoy(2)	Vice President
Mallary Loren Reznik	Vice President
Daniel R. Cricks(1)	Vice President, Tax Officer
Thomas Clayton Spires(1)	Vice President, Tax Officer
Julie A. Cotton Hearne(1)	Vice President and Secretary
Rosemary Foster(1)	Assistant Secretary
Virginia N. Puzon	Assistant Secretary

*	Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.
(1)	Principal business address 2919 Allen Parkway, Houston, TX 77019
(2) Principal business address 160 Greene Street, Jersey City, NJ 07311
(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30.     Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company’s Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.
Item 31.     Management Services
Not Applicable.
Item 32.     Undertakings
General Representations
The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.
Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Undertakings of the Registrant
Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Separate Account, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 24th day of April, 2020.
Variable Separate Account
(Registrant)
BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
        (On behalf of the Registrant and itself)
BY:  /s/  CRAIG A. ANDERSON

        CRAIG A. ANDERSON
        SENIOR VICE PRESIDENT AND LIFE CONTROLLER
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.
Signature	Title	Date
*KEVIN T. HOGAN KEVIN T. HOGAN	Director, Chairman, Chief Executive Officer, and President	April 24, 2020

*KATHERINE A. ANDERSON KATHERINE A. ANDERSON	Director, Senior Vice President and Chief Risk Officer	April 24, 2020

*THOMAS J. DIEMER THOMAS J. DIEMER	Director, Executive Vice President and Chief Financial Officer	April 24, 2020

*TERRI N. FIEDLER TERRI N. FIEDLER	Director, Senior Vice President and Chief Distribution Officer	April 24, 2020

*MICHAEL P. HARWOOD MICHAEL P. HARWOOD	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary	April 24, 2020

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director and Chief Executive Officer, Institutional Markets	April 24, 2020

*TODD P. SOLASH TODD P. SOLASH	Director and Chief Executive Officer, Individual Retirement	April 24, 2020

*ADAM C. WINSLOW ADAM C. WINSLOW	Director and Chief Executive Officer, Life Insurance	April 24, 2020

/s/ CRAIG A. ANDERSON CRAIG A. ANDERSON	Senior Vice President and Life Controller	April 24, 2020

/s/ MANDA GHAFERI *MANDA GHAFERI	Attorney-in-Fact	April 24, 2020